Registration No. 333-_____
================================================================================
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
   |_| Pre-Effective Amendment No. ___ |_|   Post-Effective Amendment No. ___

                        (Check appropriate box or boxes)

                             The LAZARD FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 (800) 823-6300
--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

                 30 Rockefeller Plaza, New York, New York 10112
--------------------------------------------------------------------------------
                (Address of Principal Executive Offices: Number,
                         Street, City, State, Zip Code)

                     (Name and Address of Agent for Service)

                            David M. Goldenberg, Esq.
                              c/o The Lazard Funds
                              30 Rockefeller Plaza
                            New York, New York 10112

                                    copy to:

                             Stuart H. Coleman, Esq.
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                          New York, New York 10038-4982

     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

     It is proposed that this filing will become effective on November 16, 2001 pursuant to Rule 488.

     An indefinite number of Registrant's shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

                         LAZARD GLOBAL EQUITY PORTFOLIO
                                    Form N-14
                              Cross Reference Sheet
            Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14                                               PROSPECTUS/PROXY
ITEM NO.                                               STATEMENT CAPTION
---------                                       --------------------------------

Part A
------

Item 1.   Beginning of Registration Statement   Cover Page
          and Outside Front Cover Page of
          Prospectus

Item 2.   Beginning and Outside Back Cover      Cover Page
          Page of Prospectus

Item 3.   Fee Table, Synopsis Information       Summary and Information About
          and Risk Factors                      the Portfolios

Item 4.   Information About the Transaction     Notice of Special Meeting of
                                                Shareholders; Summary and
                                                Information About the
                                                Portfolios; Reasons for the
                                                Exchange; Information About the
                                                Exchange


Item 5.   Information About the Registrant      Notice of Special Meeting of
                                                Shareholders; Summary and
                                                Information About the Portfolio;
                                                Reasons for the Exchange;
                                                Information About the Exchange;
                                                Additional Information About the
                                                Portfolios

Item 6.   Information About the Company         Notice of Special Meeting of
          Being Acquired                        Shareholders; Reasons for the
                                                Exchange; Information About the
                                                Exchange; Additional
                                                Information About the Portfolios

Item 7.   Voting Information                    Notice of Special Meeting of
                                                Shareholders; Voting Information

Item 8.   Interest of Certain Persons           Not Applicable
          and Experts

Item 9.   Additional Information Required       Not Applicable
          for Reoffering by Persons Deemed
          to be Underwriters

                                                     STATEMENT OF ADDITIONAL
  PART B                                               INFORMATION CAPTION
---------                                       --------------------------------


Item 10.  Cover Page                            Cover Page

Item 11.  Table of Contents                     Not Applicable


Item 12   Additional Information about          Statement of Additional
          the Registrant                        Information of The Lazard Funds,
                                                Inc. dated May 1, 2001*

Item 13   Additional Information about the      Statement of Additional
          Company being Acquired                Information of The Lazard Funds,
                                                Inc. dated May 1, 2001*

Item 14.  Financial Statements                  Annual Report of The Lazard
                                                Funds, Inc. for the fiscal year
                                                ended December 31, 2000

                                                Semi-Annual Report for The
                                                Lazard Funds, Inc. for the
                                                period ended June 30, 2001.

 PART C
---------

Item 15.  Indemnification

Item 16.  Exhibits

Item 17.  Undertakings


----------

* Incorporated herein by reference to the Registration Statement of the Registrant on Form N-1A, filed April 30, 2001 (File No. 33-40682).

                         LAZARD GLOBAL EQUITY PORTFOLIO
                           c/o The Lazard Funds, Inc.
                              30 Rockefeller Plaza
                            New York, New York 10112


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:

          The Board of Directors of The Lazard Funds, Inc. (the "Fund") has approved a proposal to exchange the assets of Lazard Global Equity Portfolio ("Global Equity Portfolio"), attributable to its Institutional Shares and Open Shares, for Institutional Shares and Open Shares, respectively, of Lazard International Equity Portfolio ("International Equity Portfolio"), each a series of the Fund. Promptly thereafter, Global Equity Portfolio will distribute pro rata International Equity Portfolio shares received in the exchange (the "Exchange") to its shareholders. Thus, each shareholder of Global Equity Portfolio will receive a number of Institutional Shares or Open Shares of International Equity Portfolio (or fractions thereof) equal in value to the aggregate net asset value of the shareholder's Institutional or Open Shares, respectively, of Global Equity Portfolio as of the date of the Exchange. The Exchange will not be a taxable event. Shareholders will not realize any capital gain or loss as a direct result of the Exchange. The Fund's Board believes that the Exchange will permit shareholders of Global Equity Portfolio to pursue substantially similar investment goals in a larger fund that has a lower expense ratio. A description of the proposal is contained in the attached Prospectus/Proxy Statement, which you are encouraged to read carefully.

          A Special Meeting of Shareholders of Global Equity Portfolio will be held at the offices of the Fund, 30 Rockefeller Plaza, 58th Floor, New York, New York, on Wednesday, December 12, 2001 at 10:00 a.m. to approve the proposal. You may vote by completing, dating, signing and returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. YOU SHOULD BE AWARE THAT ONE SHAREHOLDER OF GLOBAL EQUITY PORTFOLIO OWNS A SUFFICIENT AMOUNT OF THE PORTFOLIO'S OUTSTANDING VOTING SECURITIES TO APPROVE THE PROPOSED EXCHANGE AND HAS INDICATED THAT IT WILL VOTE IN FAVOR OF THE EXCHANGE. CONSEQUENTLY, NO FURTHER SHAREHOLDER ACTION IS REQUIRED IN ORDER TO AUTHORIZE THE EXCHANGE AND YOU ARE NOT REQUIRED TO SEND US A PROXY. The Exchange is expected to occur after the close of business on December 14, 2001 or shortly thereafter. If you have any questions about the proposed Exchange, please call 1-800-823-6300.


                                   Sincerely,


                                   Herbert W. Gullquist,
                                   President,
                                   THE LAZARD FUNDS, INC.

November 21, 2001

                                                               November 16, 2001

                           PROSPECTUS/PROXY STATEMENT

                                  INTRODUCTION

          This Prospectus/Proxy Statement is furnished by the Board of Directors (the "Board") of The Lazard Funds, Inc. (the "Fund"), an open-end management investment company, in connection with a proposed exchange of the assets, subject to liabilities, of Lazard Global Equity Portfolio ("Global Equity Portfolio"), for shares of Lazard International Equity Portfolio ("International Equity Portfolio"), each a diversified series of the Fund, as further described in this Prospectus/Proxy Statement (the "Exchange").

          A Special Meeting of Shareholders of Global Equity Portfolio will be held at the offices of the Fund, 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Wednesday, December 12, 2001 at 10:00 a.m. to approve the proposed Exchange. You should be aware that one shareholder of Global Equity Portfolio owns a sufficient amount of the Portfolio's outstanding voting securities to approve the proposed Exchange and has indicated that it will vote in favor of the Exchange. Consequently, no further shareholder action is required in order to authorize the Exchange and you are not required to send us a proxy. The Exchange is expected to occur after the close of business on December 14, 2001 or shortly thereafter (the "Closing Date").

          This Prospectus/Proxy Statement will be mailed to Global Equity Portfolio's shareholders on or about November 21, 2001 to shareholders of record as of the close of business on November 9, 2001. Global Equity Portfolio closed to new investments on October 25, 2001, other than investments through the Automatic Reinvestment Plan or Automatic Investments.

          This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Portfolios that you should know before voting on the proposal or investing in International Equity Portfolio.

          A Statement of Additional Information, dated November __, 2001, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference in its entirety. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Portfolios which you can access for free. For a free copy of the Statement of Additional Information, write to the Fund at its principal executive offices, located at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, or call 1-800-823-6300.

-----------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS/PROXY STATEMENT OR DETERMINED WHETHER THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

-----------------------------------------------------------------------

AN INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT. IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. IT IS NOT A COMPLETE INVESTMENT PROGRAM AND INVOLVES CERTAIN RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

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                                      -2-

                                TABLE OF CONTENTS


                                                                            PAGE

Summary and Information About the Portfolios................................

Reasons for the Exchange....................................................

Information about the Exchange..............................................

Additional Information about each Portfolio.................................

Voting Information..........................................................

Financial Statements and Experts............................................

Other Matters...............................................................

Notice to Banks, Broker/Dealers
  and Their Nominees........................................................

Appendix A:  Agreement and
  Plan of Reorganization.................................................... A-1

                  SUMMARY AND INFORMATION ABOUT THE PORTFOLIOS

          Each Portfolio has the same investment adviser, distributor and investment objective. The Portfolios also have substantially similar management policies. The substantive differences between Global Equity Portfolio and International Equity Portfolio are set forth in this Prospectus/Proxy Statement.

          The Fund's Prospectus dated May 1, 2001, Annual Report for the fiscal year ended December 31, 2000, including each Portfolio's audited financial statements for the fiscal year, and Semi-Annual Report for the six months ended June 30, 2001 accompany this Prospectus/Proxy Statement. Such Prospectus and financial statements, as they pertain to the Portfolios, are incorporated herein by reference.

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Fund's Prospectus and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Appendix A (the "Plan").

          PROPOSED TRANSACTION. The Fund's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously approved the Plan. The Plan provides that, subject to the approval of a majority of the outstanding voting securities of Global Equity Portfolio, Global Equity Portfolio will transfer to International Equity Portfolio all of its assets (subject to liabilities), attributable to its Institutional Shares and Open Shares, in exchange for Institutional Shares and Open Shares, respectively, of International Equity Portfolio having an aggregate net asset value equal to the aggregate net asset value of the Institutional Shares and Open Shares, respectively, of Global Equity Portfolio as of the Closing Date. Global Equity Portfolio will distribute such International Equity Portfolio shares among its shareholders. Each Institutional Class and Open Class shareholder of Global Equity Portfolio will receive shares of the corresponding class of International Equity Portfolio (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Institutional Shares or Open Shares of Global Equity Portfolio as of the Closing Date. Thereafter, Global Equity Portfolio will be terminated as a series of the Fund. As a result of the Exchange, each shareholder will cease to be a shareholder of Global Equity Portfolio and will become a shareholder of International Equity Portfolio as of the close of business on the Closing Date.

          The Fund's Board has concluded unanimously that the Exchange would be in the best interests of shareholders of Global Equity Portfolio and that the interests of existing shareholders of Global Equity Portfolio would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

          TAX CONSEQUENCES. The Exchange is designed to qualify for federal income tax purposes as a tax-free reorganization. As a condition to the closing of the Exchange, each Portfolio will receive an opinion of counsel to the effect that, for federal income tax purposes, (1) no gain or loss will be recognized by Global Equity Portfolio shareholders for federal income tax purposes as a result of the Exchange, (2) the holding period and aggregate tax basis of

International Equity Portfolio shares received by a Global Equity Portfolio shareholder will be the same as the holding period and aggregate tax basis ofthe shareholder's Global Equity Portfolio shares, and (3) the holding period and tax basis of Global Equity Portfolio's assets transferred to International Equity Portfolio as a result of the Exchange will be the same as the holding period and tax basis of such assets held by Global Equity Portfolio immediately prior to the Exchange. See "Information about the Exchange--Federal Income Tax Consequences."

          COMPARISON OF THE PORTFOLIOS. The following discussion is qualified by the more complete information in the Fund's Prospectus.

          MANAGEMENT POLICIES. Each Portfolio is a diversified series of the Fund, an open-end, management investment company, and is advised by Lazard Asset Management ("LAM"). Each Portfolio has the same investment objective, which is to seek long-term capital appreciation.

          The management policies of the Portfolios are substantially similar in that each Portfolio seeks to achieve its investment objective by investing primarily in equity securities, principally common stocks, of relatively large companies that LAM believes are undervalued based on their earnings, cash flow or asset values. Global Equity Portfolio invests primarily in U.S. and non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI(R)) World(R) Index, while International Equity Portfolio invests primarily in non-U.S. companies with market capitalizations in the range of the MSCI Europe, Australasia and Far East (EAFE(R)) Index.

          Under normal circumstances, each Portfolio invests at least 80% of its assets in equity securities, which include common stocks, preferred stocks and convertible securities. Global Equity Portfolio currently invests at least 25% of its total assets in securities of U.S. companies; International Equity Portfolio does not typically invest in securities of U.S. companies. Each Portfolio may engage in foreign currency transactions, lend portfolio securities and enter into swap agreements.

          Under adverse market conditions, each Portfolio may invest some or all of its assets in money market securities. A Portfolio would do this to avoid losses, but it may result in the Portfolio not achieving its investment objective.

          INVESTMENT RESTRICTIONS. Differences between the Portfolios are noted below, although none of these differences has any material effect on the management of the Portfolios.

          Global Equity Portfolio may invest in securities issued by investment companies to the extent permitted by the 1940 Act (currently 10% of the Portfolio's total assets in securities of other investment companies, 5% of the Portfolio's total assets in the securities of any one investment company and 3% of the total voting stock of any one investment company), while International Equity Portfolio may not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. Global Equity Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, whereas International Equity Portfolio may invest up to 10% of the value of its net assets in such investments. Each Portfolio may borrow money from banks for temporary or emergency (not leveraging) purposes to the extent permitted under the 1940 Act (currently no more than 33-1/3% of total assets). In addition, Global Equity Portfolio may borrow for investment purposes to the extent permitted under the 1940 Act. Global Equity Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions up to 33-1/3% of the value of its total assets, and International Equity Portfolio may lend its Portfolio securities up to 10% of the value of its total assets. Global Equity Portfolio, but not International Equity Portfolio, may engage in futures transactions and buy and sell call and put options. Each Portfolio limits investments in securities of issuers conducting their principal business activity in the same industry to less than 25% of the current value of its total assets.

          RISK FACTORS. The investment risks of each Portfolio are similar. Each Portfolio invests primarily in common stocks of relatively large companies that LAM believes are undervalued. Stocks fluctuate in price, often based on factors unrelated to the issuer's value. The value of an investment in either Portfolio fluctuates, which means you could lose money. Foreign securities include special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. Value stocks involve the risk that they may never reach what LAM believes is their full market value. They also may decline in price, even though in theory they are already undervalued.

          See each Portfolio's "Goals, Strategies, Risk/Return and Expenses--Principal Investment Risks" section in the Fund's Prospectus for a further description of management policies and investment risks.

          FEES AND EXPENSES. The following information concerning fees and expenses is derived from information set forth for each Portfolio under the caption "Goals, Strategies, Risk/Return and Expenses" in the Fund's Prospectus. Annual Portfolio Operating Expenses set forth below are for the Fund's fiscal year ended December 31, 2000. The "Pro Forma After Exchange - International Equity Portfolio" column illustrates the expenses International Equity Portfolio would have incurred in the fiscal year ended December 31, 2000, giving effect to the Exchange as if it would have occurred as of the beginning of such fiscal year. Shareholder Transaction Fees are paid from your account. Annual Portfolio Operating Expenses are paid out of Portfolio assets, so their effect is included in the Portfolio's share price.

                                                                                                                  PRO FORMA AFTER
                                                                                                                     EXCHANGE--
                                                      GLOBAL EQUITY               INTERNATIONAL EQUITY         INTERNATIONAL EQUITY
                                                        PORTFOLIO                      PORTFOLIO                    PORTFOLIO
                                               -------------------------      ------------------------      -----------------------
                                               INSTITUTIONAL       OPEN       INSTITUTIONAL      OPEN       INSTITUTIONAL     OPEN
                                                   SHARES         SHARES          SHARES        SHARES         SHARES        SHARES
                                               -------------      ------      -------------     ------      -------------    ------
SHAREHOLDER TRANSACTION FEES
Maximum redemption fee                               *                *              *              *             *              *
(as a % of amount redeemed)*
(CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.)

ANNUAL PORTFOLIO OPERATING
EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM PORTFOLIO ASSETS):
Management fees                                    .75%             .75%           .75%           .75%          .75%           .75%
Distribution and service (12b-1) fees             None              .25%           None           .25%          None           .25%
Other expenses                                     .31%             .66%           .13%           .15%          .13%           .13%
-------------------------------------             ----             ----            ---           ----           ---           ----
Total annual portfolio
  Operating expenses                              1.06%            1.66%           .88%          1.15%          .88%          1.13%
-------------------------------------             ----             ----            ---           ----           ---           ----
Fee waiver and
  expense reimbursement**                         (.01)%           (.31)%          N/A            N/A           N/A            N/A
-------------------------------------             ----             ----            ---           ----           ---           ----
Net expenses                                      1.05%*           1.35%           .88%          1.15%          .88%          1.13%
                                                                                                                              ----

----------

 * A 1.00% redemption fee will be charged for shares purchased on or after __________, 2001.

** Reflects a contractual obligation by LAM to waive its fees and/or reimburse Global Equity Portfolio through December 31, 2001 to the extent Total Annual Portfolio Operating Expenses exceed 1.05% and 1.35% of the average daily net assets of Global Equity Portfolio's Institutional Shares and Open Shares, respectively.

          EXPENSE EXAMPLE. This example is intended to help you compare the fees and expenses of investing in Global Equity Portfolio, International Equity Portfolio and the combined Portfolio after the Exchange. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% annual return each year, redemption at the end of each period and no changes in operating expenses, except for the first year periods reflected in the table for Global Equity Portfolio to give effect to the fee waiver and expense reimbursement. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                                                                                                PRO FORMA AFTER
                                                                                                                   EXCHANGE--
                                                    GLOBAL EQUITY               INTERNATIONAL EQUITY         INTERNATIONAL EQUITY
                                                      PORTFOLIO                      PORTFOLIO                    PORTFOLIO
                                             -------------------------      ------------------------      -----------------------
                                             INSTITUTIONAL       OPEN       INSTITUTIONAL      OPEN       INSTITUTIONAL     OPEN
                                                 SHARES         SHARES          SHARES        SHARES         SHARES        SHARES
                                             -------------      ------      -------------     ------      -------------    ------
1 Year                                          $  107          $  137          $   90        $  117         $   90        $  115
3 Years                                         $  336          $  493          $  281        $  365         $  281        $  359
5 Years                                         $  584          $  873          $  488        $  633         $  488        $  622
10 Years                                        $1,293          $1,939          $1,084        $1,398         $1,084        $1,375


          PAST PERFORMANCE. The two tables below show some of the risks of investing in International Equity Portfolio. The first table shows you how the performance of International Equity Portfolio's Institutional Shares has varied from year to year. The second compares the performance of International Equity Portfolio's Institutional Shares and Open Shares over time to that of the MSCI EAFE Index, an unmanaged, broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. Both tables assume reinvestment of dividends and distributions. For performance of Global Equity Portfolio, see the Fund's Prospectus under the caption of "Goals, Strategies, Risk/Return and Expenses--Performance Bar Chart and Table." Past performance does not indicate how a Portfolio will perform in the future.


                 YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR

INTERNATIONAL EQUITY PORTFOLIO INSTITUTIONAL SHARES


(6.62)%  31.05%   0.24%   13.14%   15.64%   11.84%   16.04%   24.07%   (10.55)%
--------------------------------------------------------------------------------
 1992     1993    1994     1995     1996     1997     1998     1999      2000

Best Quarter:                            12/31/98       17.96%
Worst Quarter:                            9/30/98     (17.11)%

The year-to-date total return for Institutional Shares of International Equity Portfolio as of 9/30/01 was ___%.


                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00

                                 Inception                           Since
                                    Date      1 Year   5 Years     Inception
                                    ----      ------   -------     ---------

International Equity Portfolio
Institutional Shares              10/29/91   (10.55)%   10.74%       9.95%

International Equity Portfolio
Open Shares                       1/23/97    (10.95)%    N/A         9.99%

MSCI EAFE Index                              (14.16)%    7.14%       7.71%
                                                                (Institutional)
                                                                     8.46%
                                                                    (Open)

          INVESTMENT ADVISER. LAM serves as each Portfolio's investment adviser. LAM is a division of Lazard Freres & Co. LLC, a New York limited liability company ("Lazard"), which is registered as an investment adviser and broker-dealer with the Commission and is a member of the New York, American and all principal regional exchanges. Lazard provides its clients with a wide variety of investment banking, brokerage and related services. LAM and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $[71.1] billion as of [December 31, 2000].

          Each Portfolio's primary portfolio managers are Herbert W. Gullquist and John R. Reinsberg. Mr. Gullquist has been Vice Chairman of Lazard since 1997 and Chief Investment Officer and a Managing Director of LAM since November 1982, when he joined Lazard. Mr. Reinsberg has been a Managing Director since joining Lazard in January 1992.

          PURCHASE AND REDEMPTION PROCEDURES, DISTRIBUTIONS, AND SHAREHOLDER SERVICES. The purchase and redemption procedures, dividend and distribution policies and shareholder services of each Portfolio with respect to each corresponding class of shares are identical. See "Shareholder Information" in the Fund's Prospectus for a complete discussion.

          DISTRIBUTION AND SERVICING (12b-1) PLAN. The Fund, on behalf of each Portfolio, has adopted a Distribution and Servicing Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act with respect to the Fund's Open Shares. The Plan is identical as to each Portfolio. Under the Plan, the Fund pays Lazard, its distributor, for distribution and servicing provided to holders of Open Shares, a fee at the annual rate of .25% of the average daily net assets of each Portfolio's Open Shares. Because these fees are paid out of each Portfolio's assets on an on-going basis, over time these recurring fees will increase the cost of your investment and may cost more than paying other types of sales charges.


                            REASONS FOR THE EXCHANGE

          The Fund's Board members have concluded that the Exchange is in the best interests of each Portfolio and its shareholders. The Board believes that the Exchange will permit shareholders to pursue the same investment objective in a larger fund without diluting shareholders' interests. As of September 28, 2001, Global Equity Portfolio and International Equity Portfolio had assets under management of approximately $82.9 million and $2.2 billion, respectively. The expense ratio of International Equity Portfolio is lower than that of Global Equity Portfolio. By combining Global Equity Portfolio with International Equity Portfolio, Global Equity Portfolio shareholders should obtain the benefits of economies of scale, which may result in lower overall expense ratios by spreading the fixed costs of fund operations over a larger asset base.

          In determining whether to recommend approval of the Exchange, the Board considered the following factors, among others: (1) the compatibility of each Portfolio's investment objective, management policies and investment restrictions, as well as shareholder services offered by each Portfolio; (2) the amount of each Portfolio's assets under management and Global Equity Portfolio's inability to attract and retain sufficient assets to operate efficiently; (3) the terms and conditions of the Exchange and their conclusion that the Exchange would not result in dilution of shareholder interests; (4) expense ratios and information regarding the fees and expenses of each Portfolio, as well as the published expense ratios of similar funds and the estimated expense ratio of the combined Portfolio; (5) the tax-free nature of the Exchange; and (6) the estimated costs to be incurred by each Portfolio as a result of the Exchange.


                         INFORMATION ABOUT THE EXCHANGE

          PLAN OF EXCHANGE. The following summary of the Plan is qualified in its entirety by reference to the Plan attached hereto as Appendix A. The Plan provides that International Equity Portfolio will acquire all of the assets of Global Equity Portfolio, in exchange for International Equity Portfolio shares, and assume Global Equity Portfolio's liabilities on the Closing Date. The number of each class of International Equity Portfolio shares to be issued to Global Equity Portfolio will be determined on the basis of the relative net asset values per share, computed as of the close of trading on the floor of the New York Stock Exchange (normally 4:00 p.m., Eastern time), except for options on stock and stock indices traded on national securities exchange, if any, which are valued as of the close of options trading on such exchanges (normally 4:10, Eastern time), on the Closing Date (the "Valuation Time"). Portfolio securities of each Portfolio will be valued in accordance with the valuation practices of International Equity Portfolio (the same as those for Global Equity Portfolio), which are described under the caption "Shareholder Information--General" in the Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Fund's Statement of Additional Information.

          Before the Closing Date, Global Equity Portfolio will declare a dividend or other distribution which, together with all previous dividends and other distributions, will have the effect of distributing to Global Equity Portfolio shareholders all of Global Equity Portfolio's previously undistributed investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in the taxable year ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

          As conveniently as practicable after the Closing Date, Global Equity Portfolio will distribute pro rata to its Institutional Class and Open Class shareholders of record as of the Valuation Time, in liquidation of Global Equity Portfolio, Institutional Shares and Open Shares, respectively, of International Equity Portfolio received by it in the Exchange. Such distribution will be accomplished by establishing an account on the share records of International Equity Portfolio in the name of each Global Equity Portfolio shareholder, each account representing the respective pro rata number of International Equity Portfolio shares due to each Global Equity Portfolio shareholder. After such distribution and the winding up of its affairs, Global Equity Portfolio will be terminated as a series of the Fund.

          The Plan may be amended at any time prior to the Exchange. Global Equity Portfolio will provide its shareholders with information describing any material amendment to the Plan prior to the Exchange. The obligations of each Portfolio under the Plan are subject to various conditions, including approval by the requisite number of Global Equity Portfolio shares and the continuing accuracy of various representations and warranties of each Portfolio being confirmed by the respective parties.

          The total expenses of the Exchange are expected to be approximately $_______ and will be borne pro rata according to the aggregate net assets of each Portfolio.

          If the Exchange does not occur, the Fund's Board will consider other appropriate courses of action.

          FEDERAL INCOME TAX CONSEQUENCES. The exchange of Global Equity Portfolio's assets for International Equity Portfolio shares is intended to qualify for federal income tax purposes as a tax-free reorganization under
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Exchange, each Portfolio will receive an opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of Global Equity Portfolio's assets in exchange for International Equity Portfolio shares and the assumption by International Equity Portfolio of Global Equity Portfolio's liabilities will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code; (2) no gain or loss will be recognized by Global Equity Portfolio upon the transfer of its assets to International Equity Portfolio solely in exchange for International Equity Portfolio shares and the assumption by International Equity Portfolio of Global Equity Portfolio's liabilities or upon the distribution (whether actual or constructive) of International Equity Portfolio shares to Global Equity Portfolio shareholders in exchange for their Global Equity Portfolio shares; (3) no gain or loss will be recognized by International Equity Portfolio upon the receipt of Global Equity Portfolio's assets solely in exchange for International Equity Portfolio shares and the assumption by International Equity Portfolio of Global Equity Portfolio's liabilities; (4) no gain or loss will be recognized by Global Equity Portfolio shareholders upon the exchange of Global Equity Portfolio shares for International Equity Portfolio shares; (5) the aggregate tax basis for International Equity Portfolio shares received by each Global Equity Portfolio shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Global Equity Portfolio shares held by such shareholder immediately prior to the Exchange, and the holding period of International Equity Portfolio shares to be received by each Global Equity Portfolio shareholder will include the period during which Global Equity Portfolio shares surrendered in exchange therefor were held by such shareholder (provided Global Equity Portfolio shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Global Equity Portfolio's assets acquired by International Equity Portfolio will be the same as the tax basis of such assets to Global Equity Portfolio immediately prior to the Exchange, and the holding period of Global Equity Portfolio's assets in the hands of International Equity Portfolio will include the period during which those assets were held by Global Equity Portfolio.

          No opinion will be expressed as to the effect of the reorganization on
(1) Global Equity Portfolio or International Equity Portfolio with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (2) any Global Equity Portfolio shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

          NEITHER PORTFOLIO HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Global Equity Portfolio shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Exchange, Global Equity Portfolio shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

          REQUIRED VOTE. Approval of the proposal requires the approval of a majority of the Fund's Directors and also of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of Global Equity Portfolio, which means the lesser of (1) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio. Global Equity Portfolio shareholders are entitled to one vote for each full share held, with fractional votes for fractional shares held, and separate classes vote together as one group on matters, such as the proposal, that affect classes equally. Global Equity Portfolio shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked if such revocation is received before the meeting. Also, any shareholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given.

          As of November 9, 2001, there were ___________ shares of record of Global Equity Portfolio entitled to vote. You should be aware that one shareholder of Global Equity Portfolio owns a sufficient amount of the Portfolio's outstanding voting securities to approve the proposed Exchange and has indicated that it will vote in favor of the Exchange. Consequently, no further shareholder action is required in order to authorize adoption of the proposal.


                   ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO

          Information about the Portfolios is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus and Statement of Additional Information, each dated May 1, 2001, forming a part of its Registration Statement on Form N-1A (File No. 33-40682).

          Each Portfolio is subject to the requirements of the 1940 Act, and the Fund files reports, proxy and information statements and other information with the Commission. Reports, proxy and information statements and other information filed by the Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and

Exchange Commission, Washington, D.C. 20549 (or by e-mail to publicinfo@sec.gov), at prescribed rates.

          CAPITALIZATION. Each Portfolio has classified its shares into two classes--Institutional Shares and Open Shares. The following table sets forth as of December 31, 2000 (1) the capitalization of each class of Global Equity Portfolio, (2) the capitalization of each class of International Equity Portfolio, and (3) the pro forma capitalization of International Equity Portfolio, as adjusted showing the effect of the Exchange had it occurred on such date.

                                                                                                               PRO FORMA
                                                                                                             AFTER EXCHANGE
                                        GLOBAL EQUITY                  INTERNATIONAL EQUITY               INTERNATIONAL EQUITY
                                          PORTFOLIO                         PORTFOLIO                          PORTFOLIO
                                 ---------------------------     -------------------------------     -------------------------------
                                 INSTITUTIONAL       OPEN         INSTITUTIONAL         OPEN         INSTITUTIONAL          OPEN
                                     SHARES         SHARES            SHARES           SHARES           SHARES             SHARES
                                 -------------    ----------     --------------     ------------     --------------     ------------
Total net assets                 $104,787,092     $4,587,555     $3,001,933,106     $147,226,394     $3,106,720,198     $151,813,948

Net asset value
per share                        $      12.41     $    12.42     $        13.46     $      13.41     $        13.46     $      13.41

Shares outstanding                  8,445,174        369,340        223,094,242       10,976,004        230,879,316       11,318,104

          As of November 9, 2001, the following shareholders were known by Global Equity Portfolio to own of record 5% or more of the outstanding voting shares of the indicated class of Global Equity Portfolio:


Name and Address                              Global Equity Portfolio
----------------                   ---------------------------------------------
                                                          Percentage of Shares
                                                              Outstanding
                                                       -------------------------
                                                        Before            After
                                   Number of Shares    Exchange         Exchange
                                   ----------------    --------         --------

Institutional Class
-------------------



Open Class
----------


          As of November 9, 2001, the following shareholders were known by International Equity Portfolio to own of record 5% or more of the outstanding voting shares of the indicated class of International Equity Portfolio:

Name and Address                           International Equity Portfolio
----------------                   ---------------------------------------------
                                                          Percentage of Shares
                                                              Outstanding
                                                       -------------------------
                                                        Before            After
                                   Number of Shares    Exchange         Exchange
                                   ----------------    --------         --------

Institutional Class
-------------------



Open Class
----------


          A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of that Portfolio.

          [As of November 9, 2001 Board members and officers of the Fund, as a group, owned less than 1% of each of Global Equity Portfolio's and International Equity Portfolio's outstanding shares.]

                               VOTING INFORMATION

          If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote (a broker "non-vote"--a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Global Equity Portfolio shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or if a proxy is marked with an abstention (collectively, "abstentions"), Global Equity Portfolio shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

          If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting after considering the nature of the proposal, the percentage of votes and negative votes actually cast, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "for" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "against" the Proposal against any adjournment. A quorum is constituted with respect to Global Equity Portfolio by the presence in person or by proxy of the holders of more than one-third of the outstanding Global Equity Portfolio shares entitled to vote at the meeting.


                        FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of Global Equity Portfolio and International Equity Portfolio for the fiscal year ended December 31, 2000 have been incorporated herein by reference in reliance upon the authority of the report given by Anchin, Block & Anchin LLP, the Fund's independent auditors.


                                  OTHER MATTERS

          The Fund's Board members are not aware of any other matters which may come before the Special Meeting of Shareholders. However, should any such matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.


                         NOTICE TO BANKS, BROKER/DEALERS
                               AND THEIR NOMINEES

          Please advise Global Equity Portfolio, in care of the Fund, 30 Rockefeller Plaza, 49th Floor, New York, New York 10112, Attention: Mutual Fund Servicing Department, whether other persons are the beneficial owners of Global Equity Portfolio shares and, if so, the number of copies of this Prospectus/Proxy Statement and other material you wish to receive in order to supply copies to the beneficial owners of such shares.

                                                                      APPENDIX A


                      AGREEMENT AND PLAN OF REORGANIZATION


            AGREEMENT AND PLAN OF REORGANIZATION dated as of October 24, 2001 (the "Agreement"), between THE LAZARD FUNDS, INC., a Maryland corporation (the "Fund"), on behalf of its Lazard Global Equity Portfolio ("Global Equity Portfolio"), and the Fund, on behalf of its Lazard International Equity Portfolio ("International Equity Portfolio" and, together with Global Equity Portfolio, the "Portfolios").

            This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of Global Equity Portfolio, attributable to such Portfolio's Institutional Shares and Open Shares, in exchange solely for Institutional Shares and Open Shares, respectively, of common stock, par value $.001 per share, of International Equity Portfolio (collectively, "International Equity Portfolio Shares"), and the assumption by International Equity Portfolio of the liabilities of Global Equity Portfolio, attributable to its Institutional Shares and Open Shares, and the distribution of International Equity Portfolio Shares to the shareholders of Global Equity Portfolio in liquidation of Global Equity Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

            WHEREAS, each Portfolio is a series of the Fund, which is a registered, open-end management investment company;

            WHEREAS, Global Equity Portfolio owns securities which are assets of the character in which International Equity Portfolio is permitted to invest;

            WHEREAS, both Global Equity Portfolio and International Equity Portfolio are authorized to issue their respective Institutional Shares and Open Shares of capital stock; and

            WHEREAS, the Fund's Board has determined that the exchange of all of the assets and the liabilities of Global Equity Portfolio for International Equity Portfolio Shares is in the best interests of Global Equity Portfolio and International Equity Portfolio and their respective shareholders and that the interests of their respective existing shareholders would not be diluted as a result of this transaction:

            NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

      1. TRANSFER OF ASSETS OF GLOBAL EQUITY PORTFOLIO IN EXCHANGE FOR INTERNATIONAL EQUITY PORTFOLIO SHARES AND ASSUMPTION OF GLOBAL EQUITY PORTFOLIO LIABILITIES AND LIQUIDATION OF GLOBAL EQUITY PORTFOLIO.

            1.1. Subject to the terms and conditions contained herein, Global Equity Portfolio agrees to assign, transfer and convey to International Equity Portfolio all of the assets of Global Equity Portfolio, including all securities and cash (subject to liabilities), attributable to its Institutional Shares and Open Shares, and International Equity Portfolio agrees in exchange therefor (a) to deliver to Global Equity Portfolio the number of International Equity Portfolio Institutional Shares and Open Shares, respectively, including fractional shares, determined as set forth in paragraph 2.3; and (b) to assume the liabilities of Global Equity Portfolio, attributable to its Institutional Shares and Open Shares, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for International Equity Portfolio Shares, International Equity Portfolio shall credit International Equity Portfolio Shares to Global Equity Portfolio's account on the books of International Equity Portfolio and shall deliver a confirmation thereof to Global Equity Portfolio.

            1.2. Global Equity Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. International Equity Portfolio shall assume all liabilities, expenses, costs, charges and reserves, attributable to Global Equity Portfolio's Institutional Shares and Open Shares, reflected on an unaudited statement of assets and liabilities of Global Equity Portfolio prepared by Lazard Asset Management, as of the Valuation Time (as defined in paragraph 2.1), in accordance with generally accepted accounting principles in the United States of America consistently applied from the prior audited period. International Equity Portfolio shall assume only those liabilities of Global Equity Portfolio reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

            1.3. Delivery of the assets of Global Equity Portfolio to be transferred shall be made on the Closing Date and shall be delivered to State Street Corporation, 225 Franklin Street, Boston, Massachusetts 02110, the Fund's custodian (the "Custodian"), for the account of International Equity Portfolio, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and rights pertaining thereto) to the Custodian for the account of International Equity Portfolio free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of International Equity Portfolio.

            1.4. Global Equity Portfolio will pay or cause to be paid to International Equity Portfolio any interest received on or after the Closing Date with respect to assets transferred to International Equity Portfolio hereunder. Global Equity Portfolio will transfer to International Equity Portfolio any distributions, rights or other assets received by Global Equity Portfolio after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to International Equity Portfolio on the Closing Date and shall not be separately valued.

            1.5. As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), Global Equity Portfolio will liquidate and distribute pro rata to Global Equity Portfolio's Institutional Class and Open Class shareholders of record, determined as of the Valuation Time (collectively, the "Global Equity Portfolio Shareholders"), the Institutional Shares and Open Shares, respectively, of International Equity Portfolio received by Global Equity Portfolio pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable class of International Equity Portfolio Shares then credited to the account of Global Equity Portfolio on the records of International Equity Portfolio to open accounts on the share records of International Equity Portfolio in the names of Global Equity Portfolio shareholders and representing the respective pro rata number of the applicable class of International Equity Portfolio Shares due such shareholders. All issued and outstanding shares of Global Equity Portfolio simultaneously will be canceled on the records of Global Equity Portfolio.

            1.6. Ownership of International Equity Portfolio Shares will be shown on the records of International Equity Portfolio's transfer agent. Shares of International Equity Portfolio will be issued in the manner described in the Fund's current prospectus and statement of additional information.

            1.7. Any transfer taxes payable upon issuance of International Equity Portfolio Shares in a name other than the registered holder of International Equity Portfolio shares on the records of Global Equity Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such International Equity Portfolio Shares are to be issued and transferred.

            1.8. Any reporting responsibility of Global Equity Portfolio is and shall remain the responsibility of Global Equity Portfolio up to and including the Closing Date and such later date on which Global Equity Portfolio's existence is terminated as a series of the Fund.

      2.    VALUATION.

            2.1. The value of Global Equity Portfolio's assets to be acquired by International Equity Portfolio hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (normally 4:00 p.m., Eastern time), except that options and options on stock indices traded on national securities exchanges, if any, which are valued as of the close of options trading on such exchanges (normally 4:10 p.m., Eastern time), on the Closing Date (such time and date being hereinafter called the "Valuation Time"), using the valuation procedures set forth in the Fund's Articles of Incorporation, as the same may have been amended (the "Fund's Articles of Incorporation"), and then-current prospectus or statement of additional information.

            2.2. The net asset value of an International Equity Portfolio Share shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures set forth in the Fund's Articles of Incorporation and then-current prospectus or statement of additional information.

            2.3. The number of Institutional Shares and Open Shares of International Equity Portfolio to be issued (including fractional shares, if any) in exchange for Global Equity Portfolio's net assets attributable to Global Equity Portfolio's Institutional Shares and Open Shares, respectively, shall be determined by dividing the value of the net assets of the applicable class of Global Equity Portfolio determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one International Equity Portfolio Share of the corresponding class determined in accordance with paragraph 2.2.

            2.4. All computations of value shall be made in accordance with the regular practices of the Fund.

      3.    CLOSING AND CLOSING DATE.

            3.1. The Closing Date shall be December 14, 2001 or such later date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of The Lazard Funds, Inc., 30 Rockefeller Plaza, New York, New York, or such other time and/or place as the parties may mutually agree.

            3.2. Global Equity Portfolio's portfolio securities, cash and any other assets shall be presented for examination to International Equity Portfolio prior to the Closing Date and shall be delivered in proper form to International Equity Portfolio.

            3.3. If at the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of either Portfolio shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of either Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

            3.4. The transfer agent for Global Equity Portfolio shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Global Equity Portfolio shareholders and the number and percentage ownership of outstanding Institutional Shares and Open Shares of Global Equity Portfolio owned by each such shareholder immediately prior to the Closing. International Equity Portfolio shall issue and deliver a confirmation evidencing International Equity Portfolio Shares to be credited on the Closing Date to the Fund's Secretary, or provide evidence satisfactory to Global Equity Portfolio that such International Equity Portfolio Shares have been credited to Global Equity Portfolio's account on the books of International Equity Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

      4.    REPRESENTATIONS AND WARRANTIES.

            4.1. Global Equity Portfolio represents and warrants to International Equity Portfolio as follows:

                  (a) Global Equity Portfolio is a series of the Fund, a corporation duly organized and validly existing and in good standing under the laws of the State of Maryland, and has the power to own all its properties and assets and to carry out this Agreement.

                  (b) The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

                  (c) Global Equity Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's Articles of Incorporation or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Global Equity Portfolio is a party or by which it is bound.

                  (d) Global Equity Portfolio has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                  (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against Global Equity Portfolio or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Global Equity Portfolio knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (f) The Statement of Assets and Liabilities of Global Equity Portfolio for the fiscal year ended December 31, 2000 has been audited by Anchin, Block & Anchin LLP, independent auditors, and is in accordance with generally accepted accounting principles in the United States of America, consistently applied, and such statement (copies of which have been furnished to International Equity Portfolio) fairly reflects the financial condition of Global Equity Portfolio as of such date, and there are no known contingent liabilities of Global Equity Portfolio as of such date not disclosed therein.

                  (g) Since December 31, 2000, there has not been any material adverse change in Global Equity Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Global Equity Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 1.2 hereof.

                  (h) At the Closing Date, all federal and other tax returns and reports of Global Equity Portfolio required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of Global Equity Portfolio's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, Global Equity Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                  (j) All issued and outstanding shares of each class of Global Equity Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of each class of Global Equity Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. Global Equity Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of Global Equity Portfolio shares, nor is there outstanding any security convertible into any of Global Equity Portfolio shares.

                  (k) On the Closing Date, Global Equity Portfolio will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                  (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board and, subject to the approval of Global Equity Portfolio Shareholders and assuming due execution and delivery hereof by International Equity Portfolio, this Agreement will constitute the valid and legally binding obligation of Global Equity Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                  (m) The proxy statement pertaining to Global Equity Portfolio (the "Proxy Statement") included in the Fund's Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished with respect to International Equity Portfolio) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

            4.2. International Equity Portfolio represents and warrants to Global Equity Portfolio as follows:

                  (a) International Equity Portfolio is a series of the Fund, a corporation duly organized, validly existing and in good standing under the laws of Maryland, and has power to carry on its business as it is now being conducted and to carry out this Agreement.

                  (b) The Fund is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Fund, with respect to International Equity Portfolio, conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                  (d) International Equity Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's Articles of Incorporation or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which International Equity Portfolio is a party or by which it is bound.

                  (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against International Equity Portfolio or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. International Equity Portfolio knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The Statement of Assets and Liabilities of International Equity Portfolio for the fiscal year ended December 31, 2000 has been audited by Anchin, Block & Anchin LLP, independent auditors, and is in accordance with generally accepted accounting principles in the United States of America, consistently applied, and such statement (copies of which have been furnished to Global Equity Portfolio) fairly reflects the financial condition of International Equity Portfolio as of such date.

                  (g) Since December 31, 2000, there has not been any material adverse change in International Equity Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by International Equity Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities as of December 31, 2000 referred to in Section 4.2(f) hereof.

                  (h) At the Closing Date, all federal and other tax returns and reports of International Equity Portfolio required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

                  (i) For each fiscal year of its operation, International Equity Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                  (j) All issued and outstanding shares of each class of International Equity Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. International Equity Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of International Equity Portfolio Shares, nor is there outstanding any security convertible into any International Equity Portfolio Shares.

                  (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Fund's Board and, subject to the approval of Global Equity Portfolio shareholders and assuming due execution and delivery hereof by Global Equity Portfolio, this Agreement will constitute the valid and legally binding obligation of International Equity Portfolio enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                  (l) The Registration Statement (only insofar as it relates to International Equity Portfolio and is based on information furnished with respect to International Equity Portfolio) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

      5.    COVENANTS OF THE PORTFOLIOS.

            5.1. Each Portfolio will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

            5.2. Global Equity Portfolio will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

            5.3. Subject to the provisions of this Agreement, each Portfolio will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

            5.4. As promptly as practicable, but in any case within sixty days after the Closing Date, Global Equity Portfolio shall furnish International Equity Portfolio, in such form as is reasonably satisfactory to International Equity Portfolio, a statement of the earnings and profits of Global Equity Portfolio for federal income tax purposes which will be carried over to International Equity Portfolio as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and its Treasurer.

            5.5. Global Equity Portfolio will provide the Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of the Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of Global Equity Portfolio shareholders to consider approval of this Agreement and the transactions contemplated herein.

            5.6. International Equity Portfolio agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

      6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF INTERNATIONAL EQUITY
            PORTFOLIO.

            The obligations of International Equity Portfolio to complete the transactions provided for herein shall be subject, at its election, to the performance by Global Equity Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

            6.1. All representations and warranties of Global Equity Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

            6.2. Global Equity Portfolio shall have delivered to International Equity Portfolio a statement of the assets and liabilities, together with a list of Global Equity Portfolio's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund's Treasurer.

            6.3. Global Equity Portfolio shall have delivered to International Equity Portfolio on the Closing Date a certificate executed in its name by the Fund's President or its Vice President and its Treasurer, in form and substance satisfactory to International Equity Portfolio, to the effect that the representations and warranties of Global Equity Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as International Equity Portfolio shall reasonably request.

      7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF GLOBAL EQUITY PORTFOLIO.

            The obligations of Global Equity Portfolio to complete the transactions provided for herein shall be subject, at its election, to the performance by International Equity Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

            7.1. All representations and warranties of International Equity Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

            7.2. International Equity Portfolio shall have delivered to Global Equity Portfolio on the Closing Date a certificate executed in its name by the Fund's President or its Vice President and its Treasurer, in form and substance reasonably satisfactory to Global Equity Portfolio, to the effect that the representations and warranties of International Equity Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Global Equity Portfolio shall reasonably request.

      8.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PORTFOLIO.

            If any of the conditions set forth below do not exist on or before the Closing Date with respect to either Portfolio, the other party to this Agreement shall, at its option, not be required to complete the transactions contemplated by this Agreement.

            8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Global Equity Portfolio in accordance with the provisions of the Fund's Articles of Incorporation.

            8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

            8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky and securities authorities) deemed necessary by either Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Portfolio, provided that either party hereto may for itself waive any of such conditions.

            8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

            8.5. Global Equity Portfolio shall have declared a dividend or other distribution which, together with all previous dividends and other distributions, shall have the effect of distributing to Global Equity Portfolio shareholders all of Global Equity Portfolio's investment company taxable income for all taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in all such taxable years (after reduction for any capital loss carryforward).

            8.6. The parties shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all or substantially all of Global Equity Portfolio's assets in exchange for International Equity Portfolio Shares and the assumption by International Equity Portfolio of certain identified liabilities of Global Equity Portfolio will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by International Equity Portfolio upon the receipt of the assets of Global Equity Portfolio solely in exchange for International Equity Portfolio Shares and the assumption by International Equity Portfolio of certain identified liabilities of Global Equity Portfolio; (c) No gain or loss will be recognized by Global Equity Portfolio upon the transfer of Global Equity Portfolio's assets to International Equity Portfolio solely in exchange for International Equity Portfolio Shares and the assumption by International Equity Portfolio of certain identified liabilities of Global Equity Portfolio or upon the distribution (whether actual or constructive) of International Equity Portfolio Shares to Global Equity Portfolio Shareholders in exchange for their shares of Global Equity Portfolio; (d) No gain or loss will be recognized by Global Equity Portfolio Shareholders upon the exchange of their Global Equity Portfolio shares for International Equity Portfolio Shares; (e) The aggregate tax basis for International Equity Portfolio Shares received by each Global Equity Portfolio shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of Global Equity Portfolio shares held by such shareholder immediately prior to the Reorganization, and the holding period of International Equity Portfolio Shares to be received by each Global Equity Portfolio shareholder will include the period during which Global Equity Portfolio shares exchanged therefor were held by such shareholder (provided Global Equity Portfolio shares were held as capital assets on the date of the Reorganization); and (f) The tax basis of Global Equity Portfolio assets transferred to International Equity Portfolio will be the same as the tax basis of such assets to Global Equity Portfolio immediately prior to the Reorganization, and the holding period of the assets of Global Equity Portfolio in the hands of International Equity Portfolio will include the period during which those assets were held by Global Equity Portfolio.

            No opinion will be expressed as to the effect of the Reorganization on (i) Global Equity Portfolio or International Equity Portfolio with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Global Equity Portfolio Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

      9.    TERMINATION OF AGREEMENT; EXPENSES.

            9.1. This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board at any time prior to the Closing Date (and notwithstanding any vote of Global Equity Portfolio shareholders) if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

            9.2. If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of either Fund, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

            9.3. Global Equity Portfolio and International Equity Portfolio shall bear the aggregate expenses of the transactions contemplated hereby in proportion to their respective net assets as of the Closing Date or, if this Agreement is terminated or the Reorganization contemplated hereby is abandoned prior to the Closing Date, as of the date of such termination or abandonment.

      10.   WAIVER.

            At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Fund's Board if, in the judgment of the Fund's Board, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Portfolio.

      11.   MISCELLANEOUS.

            11.1. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

            11.2. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

            11.3. This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by International Equity Portfolio and Global Equity Portfolio shall be governed and construed in accordance with the internal laws of Maryland without giving effect to principles of conflict of laws.

            11.4. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

            11.5. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

            11.6. (a)   Any references in this Agreement to actions taken,
deliveries by or to, or representations and warranties made by or to, International Equity Portfolio shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, the Fund on behalf of International Equity Portfolio.

                  (b) Any references in this Agreement to actions taken, deliveries by or to, or representations and warranties made by or to, Global Equity Portfolio shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, the Fund on behalf of Global Equity Portfolio.

            IN WITNESS WHEREOF, each Portfolio has caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                              THE LAZARD FUNDS, INC.
                                              on behalf of its Lazard Global
                                              Equity Portfolio

                                              By: _____________________________
                                                  David M. Goldenberg,
ATTEST: __________________________                Vice President and Secretary



                                              THE LAZARD FUNDS, INC.
                                              on behalf of its Lazard
                                              International Equity Portfolio

                                              By: _____________________________
                                                  David M. Goldenberg,
ATTEST: __________________________                Vice President and Secretary

                         LAZARD GLOBAL EQUITY PORTFOLIO


               SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 12, 2001
                 Proxy Solicited on Behalf of Board of Directors

      The undersigned holder of shares of common stock of Lazard Global Equity Portfolio (the "Portfolio"), a series of The Lazard Funds, Inc., a Maryland corporation (the "Fund"), hereby appoints David M. Goldenberg and Bernard J. Grzelak, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Fund at 30 Rockefeller Plaza, 58th Floor, New York, New York 10112, on Wednesday, December 12, 2001, at 10:00 a.m., and at any and all adjournments thereof, and thereat to vote all shares of common stock of the Portfolio which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Please mark the boxes in blue or black ink.

1. The undersigned hereby vote(s) as follows for the approval of an Agreement and Plan of Reorganization as described in the Prospectus/Proxy Statement for the Special Meeting of Shareholders.

FOR  /_/       AGAINST  /_/      ABSTAIN  /_/

2. In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.


                                           Dated: ________________________, 2001


                                           _____________________________________
                                                                       Signature


                                           _____________________________________
                                                                       Signature


      BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROSPECTUS/PROXY STATEMENT IS ACKNOWLEDGED.

      Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

                             THE LAZARD FUNDS, INC.
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 16, 2001

                            Transfer of the Assets of

                         LAZARD GLOBAL EQUITY PORTFOLIO

                              30 Rockefeller Plaza
                            New York, New York 10112
                                 1-800-823-6300

                             To and in Exchange for

                     Institutional Shares and Open Shares of

                      LAZARD INTERNATIONAL EQUITY PORTFOLIO

                              30 Rockefeller Plaza
                            New York, New York 10112
                                 1-800-823-6300


          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Information Statement dated November 16, 2001, relating specifically to the proposed transfer of all of the assets and liabilities of Lazard Global Equity Portfolio, attributable to its Institutional Shares and Open Shares, in exchange for Institutional Shares and Open Shares, respectively, of Lazard International Equity Portfolio. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following described documents, each of which is attached hereto and incorporated herein by reference:

          1. Statement of Additional Information of The Lazard Funds, Inc. dated May 1, 2001.

          2. Annual Report of The Lazard Funds, Inc. for the fiscal year ended December 31, 2000.

          3. Semi-Annual Report of The Lazard Funds, Inc. for the Period Ended June 30, 2001.

          The Prospectus/Proxy Statement dated November 16, 2001 may be obtained by writing to The Lazard Funds, Inc., 30 Rockefeller Plaza, New York, New York 10112.

                             THE LAZARD FUNDS, INC.
                              30 Rockefeller Plaza
                            New York, New York 10112
                                 (800) 823-6300

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2001

                  The Lazard Funds, Inc. (the "Fund") is a no-load, open-end management investment company known as a mutual fund. This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Fund, dated May 1, 2001, as it may be revised from time to time, relating to the following thirteen portfolios (individually, a "Portfolio" and collectively, the "Portfolios"):


       Lazard Equity Portfolio                                   Lazard International Equity Select Portfolio
       Lazard Mid Cap Portfolio                                  Lazard Bond Portfolio
       Lazard Small Cap Portfolio                                Lazard High Yield Portfolio
       Lazard Global Equity Portfolio                            Lazard International Fixed-Income
       Lazard International Equity Portfolio                      Portfolio
       Lazard International Small Cap Portfolio                  Lazard Strategic Yield Portfolio
       Lazard Emerging Markets Portfolio                         Lazard Mortgage Portfolio

                  Each Portfolio (other than the Mortgage Portfolio) currently offers two classes of shares--Institutional Shares and Open Shares. The Mortgage Portfolio only offers Institutional Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each Class.

                  To obtain a copy of the Fund's Prospectus, please write or call the Fund at the address and telephone number given above.

                  The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS


                                                                       Page
-------------------------------------------------------------------------------

Description of the Fund and Portfolios...................................1

Investment Restrictions.................................................24

Management..............................................................28

Determination of Net Asset Value........................................36

Portfolio Transactions..................................................37

How  to Buy and How to Sell Shares......................................40

Distribution and Servicing Plan (Open Shares Only)......................42

Dividends and Distributions.............................................44

Taxation................................................................44

Performance Information.................................................48

Information About the Fund and Portfolios...............................52

Counsel and Independent Auditors........................................63

Additional Information..................................................63

Appendix................................................................64

                     DESCRIPTION OF THE FUND AND PORTFOLIOS


                  The Fund is a Maryland corporation organized on May 17, 1991. Each Portfolio is a separate portfolio of the Fund, an open-end management investment company, known as a mutual fund. Each Portfolio is a diversified investment company, which means that, with respect to 75% of its total assets, the Portfolio will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer.


                  Lazard Asset Management, a division of Lazard Freres & Co. LLC ("Lazard"), serves as the investment manager (the "Investment Manager") to each of the Portfolios.

                  Lazard is the distributor of each Portfolio's shares.

CERTAIN PORTFOLIO SECURITIES

                  The following information supplements and should be read in conjunction with the Fund's Prospectus.

                  DEPOSITARY RECEIPTS. (All Portfolios, except the Small Cap and Mortgage Portfolios) Each of these Portfolios may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

                  These securities may be purchased through "sponsored" or "un-sponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an un-sponsored facility without participation by the issuer of the deposited security. Holders of un-sponsored depositary receipts generally bear all the costs of such facilities and the depositary of an un-sponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

                  FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES. (All Portfolios, except the Small Cap and Mortgage Portfolios) Each of these Portfolios may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Manager to be of comparable quality to the other obligations in which the Portfolio may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and

Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.



                  FOREIGN SECURITIES. (All Portfolios) Each Portfolio may invest in non-U.S. securities as described in the Fund's Prospectus. In addition, the Equity Portfolio may invest up to 15% of total assets in non-U.S. equity or debt securities that trade in U.S. markets, and the Mid Cap Portfolio may invest up to 15% of total assets in non-U.S. equity or debt securities.

                  FIXED-INCOME SECURITIES. Each fixed-income Portfolio may invest in fixed-income securities as described in the Fund's Prospectus. In addition, the Equity Portfolio may invest up to 20% of its total assets in U.S. Government securities and investment grade debt obligations of U.S. corporations; the Mid Cap, Small Cap, International Small Cap and Global Equity Portfolios may each invest up to 20% of its total assets in investment grade debt securities; and the International Equity and International Equity Select Portfolios may each invest up to 20% of its total assets in investment grade fixed-income securities and short-term money market instruments.

                  CONVERTIBLE SECURITIES. (All Portfolios, except the Mortgage Portfolio) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

                  Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

                  Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

                  WARRANTS. (All Portfolios, except the Mortgage Portfolio) A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. A Portfolio may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities.

                  PARTICIPATION INTERESTS. (All Portfolios) Each Portfolio may purchase from financial institutions participation interests in securities in which the Portfolio may invest. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security.

                  These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Investment Manager must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest.

                  Each Portfolio may invest in corporate obligations denominated in U.S. or (except the Equity, Small Cap and Mortgage Portfolio) foreign currencies that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." Each Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Portfolio and the corporate borrower (the "Borrower"), together with Agent Banks, are referred to herein as "Intermediate Participants." Each Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund, on behalf of the Portfolio, and the Borrower. In such cases, the Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio's rights against the Borrower, but also for the receipt and processing of payments due to the Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, if the Borrower fails to pay principal and interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio were to enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

                  VARIABLE AND FLOATING RATE SECURITIES. (All Portfolios) Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

                  Each Portfolio may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate, which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, although the Portfolio will participate in any declines in interest rates as well.

                  Each Portfolio (other than the Mortgage Portfolio) also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

                  MUNICIPAL OBLIGATIONS. (Bond, High Yield and Strategic Yield Portfolios only) In circumstances where the Investment Manager determines that investment in municipal obligations would facilitate the Portfolio's ability to accomplish its investment objective, each of these Portfolios may invest its assets in such obligations, including municipal obligations issued at a discount. Dividends on shares attributable to interest on municipal obligations held by the Portfolio will not be exempt from federal income taxes. Municipal obligations are susceptible to risks arising from the financial condition of the states, public bodies or municipalities issuing the securities. To the extent that state or local governmental entities are unable to meet their financial obligations, the income derived by the Portfolio from municipal obligations could be impaired.

                  Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. Each of these Portfolios also may acquire call options on specific municipal obligations. The Portfolio generally would purchase these call options to protect the Portfolio from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

                  Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments, which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements, which are similar to installment purchase contracts, for property or equipment issued by municipalities.

                  While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Portfolio investments. Dividends received by shareholders on Portfolio shares, which are attributable to interest income received by the Portfolio from municipal obligations generally, will be subject to federal income tax. Each of these Portfolios will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Portfolio investments. Each of these Portfolios currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

                  ZERO COUPON AND STRIPPED U.S. TREASURY SECURITIES. (Bond, High Yield, International Fixed-Income, Strategic Yield and Mortgage Portfolios) Each of these Portfolios may invest in zero coupon U.S. Treasury securities, which are Treasury notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions, which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

                  Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. A Portfolio investing in such securities may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

                  MORTGAGE-RELATED SECURITIES. (Bond, High Yield, International Fixed-Income, Strategic Yield and Mortgage Portfolios and, to a limited extent, the Equity, Mid Cap, Small Cap and Global Equity Portfolios) Mortgage-related securities are secured, directly or indirectly, by pools of mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. These securities also may include mortgage pass-through securities, interests in REMICs or other kinds of mortgage-backed securities. The mortgage-related securities which may be purchased include those with fixed, floating and variable interest rates and, except in the case of the Mortgage Portfolio, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates.


RESIDENTIAL MORTGAGE-RELATED SECURITIES. Each of these Portfolios may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued by governmental agencies or instrumentalities, such as the GNMA, Fannie Mae and FHLMC, or by private entities. Residential mortgage-related securities issued by private entities are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of the subordinated class of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization. The Mortgage Portfolio does not invest in Subordinated Securities.


COMMERCIAL MORTGAGE-RELATED SECURITIES. Each of these Portfolios may invest in commercial mortgage-related securities, which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. Similar to residential mortgage-related securities, commercial mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

GOVERNMENT-AGENCY SECURITIES. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States Government. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.


GOVERNMENT-RELATED SECURITIES. Mortgage-related securities issued by Fannie Mae include Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States Government. Fannie Mae is a government-sponsored organization owned entirely by private stockholders.


                  Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States Government created pursuant to an Act of Congress which is owned entirely by Federal Home Loan Banks.

SUBORDINATED SECURITIES. Each of these Portfolios, other than the Mortgage Portfolio, may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.


COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or "CMOs" are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) pass-through certificates issued or guaranteed by GNMA, Fannie Mae or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities or
(e) any combination thereof. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of CMOs or multi-class pass-through securities may elect to be treated as a REMIC. The Bond Portfolio, High Yield Portfolio and International Fixed-Income Portfolio may invest, to a limited extent, in residual interests in REMICs. See "Taxation."


                  Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date; these characteristics will vary from one tranche to another. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates, which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Each of these Portfolios, other than the Mortgage Portfolio, also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

                  Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The coupon varying inversely to a multiple of an applicable index creates a leverage factor. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. The Portfolio's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

STRIPPED MORTGAGE-BACKED SECURITIES. Each of these Portfolios, other than the Mortgage Portfolio, also may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class received some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

PRIVATE ENTITY SECURITIES. These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Portfolio or the price of the Portfolio's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

CMO RESIDUALS. CMO Residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

                  The cash flow generated by the mortgage assets underlying series of CMOs is applied first to make required payments of principal of and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO Residual represents dividend or interest income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMOs, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO Residuals is extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an IO class of stripped mortgage-back securities. See "Stripped Mortgage-Backed Securities," above. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to the level of the index upon which interest rate adjustments are based. As described above with respect to stripped mortgage-back securities, in certain circumstances, the Portfolio may fail to fully recoup its initial investment in a CMO Residual.

                  CMO Residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO Residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO Residuals generally are completed only after careful review of the characteristics of the securities in question. In addition, CMO Residuals, whether or not registered under the Securities Act, may be subject to certain restrictions of transferability. Ownership of certain CMO Residuals imposes liability for certain of the expenses of the related CMO issuer on the purchaser. The Investment Manager will not purchase any CMO Residual that would impose such liability on the Portfolio.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

                  REAL ESTATE INVESTMENT TRUSTS. (All Portfolios, except the Mortgage Portfolio) A Real Estate Investment Trust ("REIT") is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

                  REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act").

                  ASSET-BACKED SECURITIES. (Bond, High Yield, International Fixed-Income, Strategic Yield and Mortgage Portfolios) Each of these Portfolios may invest in asset-backed securities, including interests in pools of receivables, such as motor vehicle installment purchase obligations, credit card receivables, home equity loans, home improvement loans and manufactured housing loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities, all of which are issued by non-governmental entities and carry no direct or indirect government guarantee, are structurally similar to the collateralized mortgage obligations and mortgage pass-through securities described above. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques.

                  Asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to so do, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related securities.

                  INVESTMENT COMPANIES. (All Portfolios) Each of the Mid Cap, Global Equity, International Small Cap, Emerging Markets, International Equity Select, High Yield and Mortgage Portfolios may invest, to the extent permitted under the 1940 Act, in securities issued by investment companies, which principally invest in securities of the type in which the Portfolio invests. Under the 1940 Act, a Portfolio's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets in the aggregate. The Equity, Small Cap, International Equity, Bond, International Fixed-Income and Strategic Yield Portfolios may not purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization, and the Equity, Small Cap and International Equity Portfolios may purchase securities of any one closed-end fund in an amount up to 5% of the Portfolio's total assets and may purchase securities of closed-end funds in the aggregate in an amount of up to 10% of the Portfolio's total assets. Investments in the securities of investment companies may involve duplication of advisory fees and certain other expenses.


                  ILLIQUID SECURITIES. (All Portfolios) Each Portfolio may invest up to 10% (15% in the case of the Mid Cap, Global Equity, International Equity Select, High Yield and Mortgage Portfolios) of the value of its net assets (total assets, in the case of the Equity Portfolio) in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-related securities, and certain privately negotiated, non-exchange traded options and securities used to cover such options. A Portfolio's investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.

NON-PUBLICLY TRADED SECURITIES. Securities which have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities. A Portfolio might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.

RULE 144A SECURITIES. Rule 144A under the Securities Act establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers ("Rule 144A Securities"). Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities.


                  MONEY MARKET INSTRUMENTS; TEMPORARY DEFENSIVE POSITIONS. (All Portfolios) When the Investment Manager determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper. For the Emerging Markets Portfolio, when the Investment Manager believes it is warranted for defensive purposes, the Portfolio may invest without limitation in high quality fixed-income securities or equity securities of U.S. companies.


                  Each Portfolio also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

INVESTMENT TECHNIQUES

                  The following information supplements and should be read in conjunction with the Fund's Prospectus.

                  BORROWING MONEY. (All Portfolios) Each Portfolio may borrow money from banks for temporary or emergency (not leveraging) purposes to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (including the amount borrowed) at the time the borrowing is made. In addition, the Equity, Mid Cap, Global Equity, International Small Cap, Emerging Markets, International Equity Select and High Yield Portfolios may each borrow for investment purposes to the extent permitted under the 1940 Act. While such borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments. See "Leverage" below.

                  LEVERAGE. (Equity, Mid Cap, Global Equity, International Small Cap, Emerging Markets, International Equity Select and High Yield Portfolios) Leveraging (that is, buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investment. Money borrowed for leveraging is limited to 33 1/3% of the value of the Portfolio's total assets. These borrowings would be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

                  Each Portfolio may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Portfolio retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. To the extent a Portfolio enters into a reverse repurchase agreement, the Portfolio will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission (the "Commission"). Except for these transactions, each of these Portfolio's borrowings generally will be unsecured.

                  LENDING PORTFOLIO SECURITIES. (All Portfolios) Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% (10% with respect to the Equity Portfolio, Small Cap Portfolio, International Equity Portfolio, Bond Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio) of the value of the Portfolio's total assets, and the Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Portfolio at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio. In connection with its securities lending transactions, a Portfolio may return to the borrower or a third party which is unaffiliated with the Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.


                  DERIVATIVES. (All Portfolios) Each Portfolio may invest in, or enter into, derivatives to the extent described in the Prospectus and this Statement of Additional Information for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities would. However, there is the risk that these transactions sometimes may reduce returns or increase volatility.


                  Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.


                  Derivatives can be highly sensitive to changes in their underlying security, interest rate or index and may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio's performance.

                  If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

                  Although neither the Fund nor any Portfolio will be a commodity pool, certain derivatives subject the Portfolios to the rules of the Commodity Futures Trading Commission (the "CFTC") which limit the extent to which a Portfolio can invest in such derivatives. A Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, no Portfolio may invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

                  When required by the Commission, a Portfolio will segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price.

                  Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Investment Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

FUTURES TRANSACTIONS--IN GENERAL. (All Portfolios, except the Equity, Small Cap, International Equity and Strategic Yield Portfolios) Each Portfolio may enter into futures contracts in U.S. domestic markets, or, except the Mortgage Portfolio, on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities, which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

                  Engaging in these transactions involves risk of loss to the Portfolio, which could adversely affect the value of the Portfolio's net assets. Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

                  Successful use of futures by a Portfolio also is subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

                  Pursuant to regulations and/or published positions of the Commission, a Portfolio may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.

SPECIFIC FUTURES TRANSACTIONS. The Mid Cap, Global Equity, International Small Cap, Emerging Markets and International Equity Select Portfolios may purchase and sell stock index futures contracts. A stock index future obligates the Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

                  The Global Equity, International Small Cap, Emerging Markets, International Equity Select, Bond, High Yield, International Fixed-Income and Mortgage Portfolios may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

                  Each Portfolio, except the Equity, Small Cap, International Equity, Bond, Strategic Yield and Mortgage Portfolios, may purchase and sell currency futures. A currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

OPTIONS--IN GENERAL. (All Portfolios, except the Small Cap and International Equity Portfolios) Each Portfolio may buy and sell (write) call and put options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

                  A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Portfolio is covered when, among other things, the Portfolio segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options, which it retains whether or not the option is exercised.

                  There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

SPECIFIC OPTIONS TRANSACTIONS. Each of these Portfolios may buy and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

                  Each Portfolio, except the Equity, Small Cap, International Equity, Bond and Mortgage Portfolios, may buy and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

                  Each Portfolio, except the Small Cap, International Equity and Mortgage Portfolios, may purchase cash-settled options on interest rate swaps, interest rate swaps denominated in foreign currency (except in the case of the Equity, Small Cap and Bond Portfolios) and (except in the case of the Bond, International Fixed-Income and Mortgage Portfolios) equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Portfolio with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

                  Successful use by a Portfolio of options will be subject to the Investment Manager's ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates as well as general market conditions. To the extent the Investment Manager's predictions are incorrect, the Portfolio may incur losses.

FUTURE DEVELOPMENTS. The relevant Portfolios may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in the Prospectus or Statement of Additional Information.

                  SHORT-SELLING. (Mid Cap, High Yield and Mortgage Portfolios) Each of these Portfolios may engage in short sales of securities. In these transactions, the Portfolio sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio, which would result in a loss or gain, respectively. The Portfolio also may make short sales "against the box," in which the Portfolio enters into a short sale of a security it owns. Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets.

                  Until the Portfolio closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount deposited as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

                  FORWARD COMMITMENTS. (All Portfolios) A Portfolio may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk or price and yields fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Portfolio is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Portfolio intends to engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Portfolio's exposure to changes in interest rates and will increase the volatility of its returns. The Portfolio will segregate permissible liquid assets at least equal at all times to the amount of the Portfolio's purchase commitments. At no time will the Portfolio have more than 33 1/3% of its assets committed to purchase securities on a forward commitment basis.

                  Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment or when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

                  FORWARD ROLL TRANSACTIONS. (Mortgage Portfolio) To enhance current income, the Portfolio may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Portfolio sells a mortgage-related security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. The securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories than those sold. During the period between the sale and purchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, commercial paper and agency discount notes, and the income from these investments, together with any additional fee income received on the sale will be expected to generate income for the Portfolio exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the purchase price of those securities. The Portfolio will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).


                  SWAP AGREEMENTS. (All Portfolios) To the extent consistent with the Portfolio's investment objective and management policies as set forth herein, each Portfolio may enter into interest rate, index, total return and, except the Mortgage Portfolio, equity and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

                  Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive.

                  FOREIGN CURRENCY TRANSACTIONS. (All Portfolios, except the Equity, Small Cap, Bond and Mortgage Portfolios) Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

                  Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive. The Portfolio's success in these transactions will depend principally on the Investment Manager's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

CERTAIN INVESTMENT CONSIDERATIONS AND RISKS


                  EQUITY SECURITIES. (All Portfolios, except the Bond, International Fixed-Income and Mortgage Portfolios) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Portfolio's investments will result in changes in the value of its shares and thus the Portfolio's total return to investors.


                  The securities of the smaller companies in which the Small Cap, International Small Cap and Emerging Markets Portfolios may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because securities of smaller companies typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent on management for one or a few key persons, and can be more susceptible to losses and the risk of bankruptcy. In addition, securities of the small capitalization sector may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, and thus may create a greater chance of loss than by investing in securities of larger capitalization companies.

                  FIXED-INCOME SECURITIES. (All Portfolios) Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

                  The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain portfolio securities, such as those rated below investment grade by Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service ("Moody's" and together with S&P, the "Rating Agencies"), may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security.

                  MORTGAGE-RELATED SECURITIES. (Bond, High Yield, International Fixed-Income, Strategic Yield and Mortgage Portfolios) As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is possible that the realized return of the security may differ materially from the return originally expected by the Investment Manager. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity (but not past its stated maturity), which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Portfolio's mortgage-related securities to decrease broadly, the Portfolio's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

                  Certain mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties. In addition, as described above, these securities are subject to prepayment risk, although commercial mortgages typically have shorter maturities than residential mortgages and prepayment protection features. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their values highly volatile.

                  In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if the market value of the security declines whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in increased price volatility.

                  FOREIGN SECURITIES. (All Portfolios, except the Small Cap and Mortgage Portfolios) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

                  Because evidences of ownership of such securities usually are held outside the United States, the Portfolios will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

                  With respect to the Emerging Markets, High Yield, International Fixed-Income and Strategic Yield Portfolios, emerging market countries have economic structures that generally are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many emerging market countries providing investment opportunities for these Portfolios have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

                  Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

                  FOREIGN CURRENCY TRANSACTIONS. (All Portfolios, except the Equity, Small Cap, Bond and Mortgage Portfolios) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

                  LOWER RATED SECURITIES. (Bond Portfolio, High Yield
Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio) Each of these Portfolios may invest in securities rated below investment grade such as those rated Ba by Moody's or BB by S&P, and as low as the lowest rating assigned by the Rating Agencies (commonly known as junk bonds). They may be subject to certain risks and to greater market fluctuations than lower yielding investment grade securities. See "Appendix" for a general description of the Rating Agencies' ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Portfolio will rely on the Investment Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

                  You should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

                  Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

                  Because there is no established retail secondary market for many of these securities, the Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

                  These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

                  The Portfolio may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Portfolio has no arrangement with any persons concerning the acquisition of such securities, and the Investment Manager will review carefully the credit and other characteristics pertinent to such new issues.

                  The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon securities and pay-in-kind bonds, in which each of these Portfolios may invest. Pay-in-kind bonds pay interest through the issuance of additional securities. Zero coupon securities and pay-in-kind bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Portfolio will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment.

                  STRATEGIC YIELD PORTFOLIO. During the year ended December 31, 2000, the percentages of the Strategic Yield Portfolio's assets invested in securities rated in particular rating categories by S&P were, on a weighted average basis, as follows:

                                                             Percentage of
                  S&P Ratings                                Total Investment
                  -----------                                ----------------
                  TSY                                                0.3%
                  AGY                                               34.0%
                  AAA                                               17.2%
                  AA                                                 0.5%
                  AA-                                                1.2%
                  A+                                                 2.0%
                  A                                                  4.1%
                  BBB+                                               0.3%
                  BBB                                                8.6%
                  BBB-                                               0.7%
                  BB+                                                1.6%
                  BB                                                 2.6%
                  BB-                                                1.5%
                  B+                                                 3.7%
                  B                                                  4.2%
                  B-                                                 3.1%
                  CCC+                                               1.4%
                  CCC                                                0.2%
                  No Rating*                                        12.8%
                                                                    -----
                                                                   100.0%


----------------------
* The Investment Manager estimates these securities to have an average rating of BBB.


                  The actual distribution of the Portfolio's investments by ratings on any given date will vary. In addition, the distribution of the Portfolio's investments by ratings as set forth above should not be considered as representative of the Portfolio's future investment portfolio composition.


                  SIMULTANEOUS INVESTMENTS BY OTHER PORTFOLIOS OR FUNDS. (All Portfolios) Investment decisions for each Portfolio are made independently from those of the other portfolios and accounts managed by the Investment Manager. If, however, such other portfolios or accounts desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

                             INVESTMENT RESTRICTIONS


                  Each Portfolio's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. In addition, the Portfolios (except as noted) have adopted investment restrictions numbered (i) through (xii) as fundamental policies. However, the amendment of these restrictions to add an additional Portfolio, which amendment does not substantively affect the restrictions with respect to an existing Portfolio, will not require approval as described in the first sentence. Investment restrictions numbered (xiii) through (xviii) are not fundamental policies and may be changed, as to a Portfolio, by vote of a majority of the Fund's Board members at any time. A Portfolio's 80% investment requirement as described in the

Prospectus (if applicable) is not a fundamental policy of the Portfolio and may be changed without shareholder approval; however, this policy will not be changed without providing shareholders at least 60 days' prior written notice of such change.


                  None of the Portfolios may:


                  (i) issue senior securities, borrow money or pledge or mortgage its assets, except that (A) each Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities, as described in the Prospectus, (B) each of the Mid Cap Portfolio, Global Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, International Equity Select Portfolio and High Yield Portfolio also may borrow money to the extent permitted under the 1940 Act; provided, however, that the Portfolio will not make new investments to the extent borrowings exceed 5% of its total assets, except for borrowings covered within the interpretations of Sections 18(f) of the 1940 Act, and (C) the Equity Portfolio may additionally utilize leverage as described in the Prospectus. For purposes of this investment restriction, a Portfolio's entry into options, forward contracts, futures contracts, including those related to indexes, shall not constitute borrowing;

                  (ii) make loans, except loans of portfolio securities not having a value in excess of 33-1/3% (10% in the case of the Equity Portfolio, Small Cap Portfolio, International Equity Portfolio, Bond Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio) of a Portfolio's total assets and except that each Portfolio may purchase debt obligations in accordance with its investment objectives and policies;

                  (iii) for all Portfolios except the Mid Cap Portfolio, Global Equity Portfolio, International Equity Select Portfolio, High Yield Portfolio and Mortgage Portfolio, invest in illiquid securities as defined in "Investment Objectives and Management Policies--Illiquid Securities" if immediately after such investment more than 10% of the value of the Portfolio's net assets, or, in the case of the Equity Portfolio, more than 10% of the value of that Portfolio's total assets, taken at market value, would be invested in such securities;

                  (iv) for the Equity Portfolio, Small Cap Portfolio, International Equity Portfolio, Bond Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio, (A) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; and (B) the Equity Portfolio, Small Cap Portfolio and International Equity Portfolio may purchase securities in an amount up to 5% of the value of the Portfolio's total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio's total assets;

                  (v) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio's investments in that industry would exceed 25% of the current value of such Portfolio's total assets, provided that there is no limitation with respect to investments in obligations of the U.S. Government, its agencies or instrumentalities;

                  (vi) (A) purchase or sell real estate or real estate limited partnerships, except that a Portfolio may purchase and sell securities of companies which deal in real estate or interests therein and the Mid Cap Portfolio, Global Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, International Equity Select Portfolio, High Yield Portfolio and Mortgage Portfolio also may purchase and sell securities that are secured by real estate; (B) purchase or sell commodities or commodity contracts (except that the Mid Cap Portfolio, Global Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, International Equity Select Portfolio, High Yield Portfolio and Mortgage Portfolio may purchase and sell swaps, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, the Mid Cap Portfolio, International Equity Portfolio, International Equity Select Portfolio, High Yield Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio may purchase or sell foreign currency forward exchange contracts, the Bond Portfolio and International Fixed-Income Portfolio may enter into futures contracts and options on futures contracts, the International Fixed-Income Portfolio may enter into futures contracts on foreign currencies and the International Fixed-Income Portfolio and Strategic Yield Portfolio may purchase and write put and call options on foreign currencies); and (C) for all Portfolios except the Equity Portfolio, Mid Cap Portfolio, Global Equity Portfolio, High Yield Portfolio, International Equity Select Portfolio and Mortgage Portfolio, invest in interests in or leases relating to oil, gas, or other mineral exploration or development programs;

                  (vii) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or, except for the Mid Cap Portfolio, Global Equity Portfolio, International Equity Select Portfolio, High Yield Portfolio and Mortgage Portfolio, make short sales of securities;

                  (viii) underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Portfolio's investment program may be deemed to be an underwriting;

                  (ix) for the Equity Portfolio, Small Cap Portfolio, International Equity Portfolio, Bond Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio, make investments for the purpose of exercising control or management;

                  (x) for the Equity Portfolio, purchase restricted securities, which are securities that must be registered under the Securities Act before they may be offered or sold to the public, except that the Equity Portfolio may invest up to 5% of the value of its total assets, taken at cost, in such securities;

                  (xi) for the Equity Portfolio, invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations of the United States Government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States;

                  (xii) for the Equity Portfolio, purchase securities of an issuer if, as a result, as to 75% of the Portfolio's total assets, the Portfolio would own more than 10% of the voting securities of such issuer;

                                      * * *

                  (xiii) for the Mid Cap Portfolio, Global Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, International Equity Select Portfolio and High Yield Portfolio, pledge, hypothecate, mortgage or otherwise encumber its assets other than to secure permitted borrowings;

                  (xiv) for the Mid Cap Portfolio, Global Equity Portfolio, International Equity Select Portfolio, High Yield Portfolio and Mortgage Portfolio, invest in illiquid securities as defined in "Investment Objectives and Management Policies--Illiquid Securities" if immediately after such investment more than 10% (15% in the case of the Mid Cap Portfolio, International Equity Select Portfolio and High Yield Portfolio) of the value of the Portfolio's net assets would be invested in such securities;

                  (xv) for the Mid Cap Portfolio, Global Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, International Equity Select Portfolio, High Yield Portfolio and Mortgage Portfolio, purchase securities of other investment companies, except to the extent permitted under the 1940 Act;

                  (xvi) for the Equity Portfolio, Mid Cap Portfolio, Global Equity Portfolio, International Equity Select Portfolio, High Yield Portfolio and Mortgage Portfolio, invest in interests in or leases relating to oil, gas, or other mineral exploration or development programs;

                  (xvii) for the Global Equity Portfolio and International Equity Select Portfolio, make short sales of securities; or

                  (xviii) for the Global Equity Portfolio, International Small Cap Portfolio and Emerging Markets Portfolio, make investments for the purpose of exercising control or management.

                                      * * *

                  If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. (i), however, if borrowings exceed 33-1/3% of the value of a Portfolio's total assets as a result of a change in values or assets, the Portfolio must take steps to reduce such borrowings at least to the extent of such excess within three business days.

                  With respect to Investment Restriction No. (v), each Portfolio will limit investments in securities of issuers conducting their principal business activity in the same industry to less than 25% of the current value of its total assets (immediately after purchase and as a result thereof), provided that there is no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


                                   MANAGEMENT

                  The Fund's Board is responsible for the management and supervision of each Portfolio. The Board approves all significant agreements with those companies that furnish services to the Portfolios. These companies are as follows:

        Lazard Asset Management...............Investment Manager
        Lazard Freres & Co. LLC...............Distributor
        Boston Financial Data Services, Inc...Transfer Agent and Dividend
                                              Disbursing Agent
        State Street Bank and Trust Company...Custodian


The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 30 Rockefeller Plaza, New York, New York 10112.


NAME, ADDRESS AND AGE                  POSITION WITH FUND          PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-------------------------------------- --------------------------- ---------------------------------------------------

Norman Eig* (60)                       Chairman of the Board       Vice Chairman and Managing Director (formerly
                                                                   General Partner), Lazard.

Herbert W. Gullquist* (63)             President, Director         Vice Chairman and Managing Director (formerly
                                                                   General Partner), Lazard; Chief Investment
                                                                   Officer of the Investment Manager.

John J. Burke (72)                     Director                    Retired; Former Vice Chairman and Director,
50 Burning Tree Lane                                               Montana Power Company.
Butte, MT 59701

NAME, ADDRESS AND AGE                  POSITION WITH FUND          PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-------------------------------------- --------------------------- ---------------------------------------------------
Kenneth S. Davidson (56)               Director                    President, Davidson Capital Management
Davidson Capital Management                                        Corporation; Director, Blackthorn Fund N.V. and
Corporation                                                        Ottertail Valley Railroad.
500 Park Avenue
Suite 510
New York, NY 10022

Carl Frischling* (64)                  Director                    Senior Partner, Kramer, Levin, Naftalis &
Kramer, Levin, Naftalis &                                          Frankel LLP, attorneys at law.
Frankel LLP
919 Third Avenue
New York, NY 10022

Lester Z. Lieberman (70)               Director                    Private Investor; Director of Dowel Associates;
1500 Mt. Kemble Avenue                                             Chairman of the Board of Trustees of Newark Beth
Morristown, NJ  07960                                              Israel Medical Center and Irvington General
                                                                   Hospital; Member of the New Jersey State
                                                                   Investment Council.

Richard Reiss, Jr. (57)                Director                    Managing Partner, Georgica Advisors LLC, an
Georgica Advisors LLC                                              investment manager.
Carnegie Hall Tower
152 West 57th Street, 46th Floor
New York, NY  10019

John Rutledge*(52)                    Director                    President, Rutledge Capital, an economics and
Rutledge Capital                                                   investment advisory firm; Chairman, Claremont
15 Locust Avenue                                                   Economics Institute.
New Canaan, CT  06840

William Katz (47)                      Director                    President and Co-Chief Executive Officer of BBDO
BBDO Worldwide Network                                             New York, an advertising agency; Director of BBDO
1285 Avenue of the Americas                                        Worldwide.
New York, NY  10019

David M. Goldenberg (34)               Vice President, Secretary  Director, Legal Affairs of the Investment Manager; from April
                                                                  1998 to May 2000, Global Director of Compliance for SSB Citi
                                                                  Asset Management Group; from June 1996 to April 1998,
                                                                  Associate General Counsel of Smith Barney Asset Management;
                                                                  prior thereto, Branch Chief and Senior Counsel in the Division of Investment Management at the Securities and Exchange
                                                                  Commission in Washington, D.C.


NAME, ADDRESS AND AGE                  POSITION WITH FUND          PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-------------------------------------- --------------------------- ---------------------------------------------------
Bernard J. Grzelak (29)                Treasurer                   Vice President of the Investment Manager; from
                                                                   August 1993 to September 2000, a Manager with
                                                                   Deloitte & Touche LLP

Nathan A. Paul (28)                    Assistant Secretary         Vice President, Legal Affairs of the Investment
                                                                   Manager; from September 1997 to October 2000, an
                                                                   Associate at Schulte Roth & Zabel LLP; prior
                                                                   thereto, a student at Cardozo Law School.

Stephen St. Clair (42)                Assistant Treasurer         Transfer Agent Operations Manager of the
                                                                   Investment Manager; prior to June 1997, Associate
                                                                   Director of Mutual Fund Operations at Furman Selz
                                                                   and its successor, BISYS Fund Services.

-----------
*An "interested person" of the Fund as defined in the 1940 Act.




                  The Fund has a standing nominating committee comprised of its Directors who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board.


                  Each Director who is not an employee or an affiliated person of the Investment Manager is paid an annual fee of $30,000, plus $2,500 per meeting attended, for the Fund and another multi-portfolio fund advised by the Investment Manager, and is reimbursed for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committee for the Fund and Lazard Retirement Series, Inc. also receives an annual fee of $5,000. The aggregate amount of compensation paid to each Director by the Fund for the year ended December 31, 2000, was as follows:




                                                    TOTAL COMPENSATION FROM
                    AGGREGATE COMPENSATIN FROM            THE FUND AND
NAME OF DIRECTOR              THE FUND           LAZARD RETIREMENT SERIES, INC.
----------------    --------------------------   ------------------------------
John J. Burke                 $ 42,825                      $ 45,000
Kenneth S. Davidson           $ 42,825                      $ 45,000
Norman Eig                       N/A                             N/A
Carl Frischling               $ 38,499                      $ 40,000
Herbert W. Gullquist             N/A                             N/A
William Katz                  $ 40,992                      $ 42,500
Lester Z. Lieberman           $ 45,970                      $ 47,500
Richard Reiss, Jr.            $ 42,825                      $ 45,000
John Rutledge                 $ 40,338                      $ 42,500

                  The Fund does not compensate officers or Directors who are employees or affiliated persons of the Investment Manager. As of April 6, 2001, the Fund's officers and Directors, as a group, owned less than 1% of the shares of each Portfolio.


INVESTMENT MANAGER AND INVESTMENT MANAGER AGREEMENTS

                  Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10112, has entered into an investment management agreement (the "Management Agreement") with the Fund on behalf of each Portfolio. Pursuant to each Management Agreement, Lazard Asset Management regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.


                  Lazard Asset Management is a division of Lazard Freres & Co. LLC, a New York limited liability company, which is registered as an investment adviser with the Commission and is a member of the New York, American and Chicago Stock Exchanges. Lazard provides its clients with a wide variety of investment banking and related services, including investment management. It is an underwriter of corporate securities, conducts a broad range of trading and brokerage activities in corporate and governmental bonds and stocks and acts as a financial adviser to utilities. Lazard Asset Management and its affiliates provide investment management services to client discretionary accounts with assets as of December 31, 2000 totaling approximately $71.1 billion. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.


                  The Fund, Lazard Asset Management and Lazard each have adopted a Code of Ethics that permits its personnel, subject to such Code, to invest in securities, including securities that may be purchased or held by a Portfolio. The Lazard Asset Management Code of Ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the Code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Lazard Asset Management employees does not disadvantage any Portfolio


                  Under the terms of the Management Agreement, the Investment Manager will pay the compensation of all personnel of the Fund, except the fees of the Directors of the Fund who are not employees or affiliated persons of the Investment Manager. The Investment Manager will make available to the Portfolios such of the Investment Manager's members, directors, officers and employees as are reasonably necessary for the operations of each Portfolio, or as may be duly elected officers or directors of the Fund. Under each Management Agreement, the Investment Manager also pays each Portfolio's office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. The Investment Manager, including its employees who serve the Portfolios, may render investment advice, management and other services to others.


                  As compensation for its services, each of the Portfolios has agreed to pay the Investment Manager an investment management fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily value of the net assets of the relevant Portfolio:



NAME OF PORTFOLIO                          INVESTMENT MANAGEMENT FEE PAYABLE
-----------------                          ---------------------------------
Equity Portfolio                                          .75%
Mid Cap Portfolio                                         .75%
Small Cap Portfolio                                       .75%
Global Equity Portfolio                                   .75%
International Equity Portfolio                            .75%
International Small Cap Portfolio                         .75%
International Equity Select Portfolio                     .85%
Emerging Markets Portfolio                               1.00%
Bond Portfolio                                            .50%
High Yield Portfolio                                      .75%
International Fixed-Income Portfolio                      .75%
Strategic Yield Portfolio                                 .75%
Mortgage Portfolio                                        .40%



                  For the fiscal year ending December 31, 2001, the Investment Manager has agreed to waive its management fees or otherwise bear the expenses of the following Portfolios to the extent the aggregate expenses of the Portfolios exceed the percentage of the value of the Portfolio's average daily net assets set forth opposite the Portfolio's name:





                                    MAXIMUM TOTAL PORTFOLIO  OPERATING EXPENSES
NAME OF PORTFOLIO                     INSTITUTIONAL SHARES      OPEN SHARES
------------------                  -----------------------  -----------------
Mid Cap Portfolio                            1.05%                  1.35%
Global Equity Portfolio                      1.05%                  1.35%
International Small Cap Portfolio             N/A                   1.43%
Emerging Markets Portfolio                    N/A                   1.60%
Bond Portfolio                                N/A                   1.10%
High Yield Portfolio                          .75%                  1.05%
International Fixed-Income Portfolio         1.09%                  1.35%
Mortgage Portfolio                            .65%                   N/A


                  For the fiscal years ended December 31, 1998, 1999 and 2000, the management fees payable by each operational Portfolio, the amounts waived by the Investment Manager and the net fees paid to the Investment Manager were as follows:



                                        FEE PAYABLE FOR FISCAL     FEE PAYABLE FOR FISCAL    FEE PAYABLE FOR FISCAL
                                        YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
NAME OF PORTFOLIO                                1998                       1999                      2000
-----------------                       ----------------------    -----------------------    -----------------------
Equity Portfolio                       $     3,316,469            $     3,998,410           $      2,581,415
Mid Cap Portfolio                      $       459,760            $       445,394           $        211,418
Small Cap Portfolio                    $    11,726,934            $     9,055,989           $      6,566,031
Global Equity Portfolio                $       119,985            $       432,935           $        697,033
International Equity Portfolio         $    19,452,067            $    24,275,244           $     25,120,125
International Small Cap
  Portfolio                            $     1,354,903            $     1,424,719           $      2,208,823

Emerging Markets Portfolio             $     2,794,119            $     3,643,706           $      3,820,972
Bond Portfolio                         $       523,656            $       570,987           $        403,761
High Yield Portfolio                   $       225,562            $       583,680           $        702,233
International Fixed-Income
  Portfolio                            $       857,644            $       752,225           $        569,894
Strategic Yield Portfolio              $     3,422,135            $     2,647,590           $      2,248,959
Mortgage Portfolio                                N/A                       N/A             $              3


                                             REDUCTION IN               REDUCTION IN              REDUCTION IN
                                            FEE FOR FISCAL             FEE FOR FISCAL            FEE FOR FISCAL
                                              YEAR ENDED          YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
NAME OF PORTFOLIO                          DECEMBER 31, 1998                1999                      2000
-----------------                        -------------------      ----------------------     -----------------------
Equity Portfolio                                -0-                                                 -0-
Mid Cap Portfolio                      $    119,681                                         $   136,299
Small Cap Portfolio                             -0-                        -0-                      -0-
Global Equity Portfolio                $    119,985               $    111,760              $    24,866
International Equity Portfolio                  -0-                        -0-                      -0-
International Small Cap
  Portfolio                            $     16,356               $     18,247              $    18,438
Emerging Markets Portfolio             $     17,870               $     13,643              $    17,500
Bond Portfolio                         $     11,309               $      7,051              $    17,519
High Yield Portfolio                   $    107,939               $     91,037              $   249,229
International Fixed-Income
  Portfolio                            $     21,538               $     66,314              $    87,985
Strategic Yield Portfolio                       -0-                        -0-                      -0-
Mortgage Portfolio                              N/A                        N/A              $     4,684




                                       NET FEE PAID FOR FISCAL    NET FEE PAID FOR FISCAL   NET FEE PAID FOR FISCAL
                                       YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,
NAME OF PORTFOLIO                      1998                       1999                      2000
-----------------                      -----------------------    ----------------------    -----------------------
Equity Portfolio                       $     3,316,469            $     3,998,410           $    2,581,415
Mid Cap Portfolio                      $       340,079            $       362,986           $       75,119
Small Cap Portfolio                    $    11,726,934            $     9,055,989           $    6,566,031
Global Equity Portfolio                            -0-            $       321,175           $      672,167
International Equity Portfolio         $    19,452,067            $    24,275,244           $   25,120,125
International Small Cap
  Portfolio                            $     1,338,547            $     1,406,472           $    2,190,385
Emerging Markets Portfolio             $     2,776,249            $     3,630,063           $    3,803,472
Bond Portfolio                         $       512,347            $       563,936           $      386,242
High Yield Portfolio                   $       117,623            $       492,643           $      453,004
International Fixed-Income
  Portfolio                            $       836,106            $       685,911           $      481,909
Strategic Yield Portfolio              $     3,422,135            $     2,647,590           $    2,248,959
Mortgage Portfolio                                N/A                       N/A             $       (4,681)



                  Each Management Agreement provides that the relevant Portfolio pays all of its expenses that are not specifically assumed by the Investment Manager. Expenses attributable to each Portfolio will be charged against the assets of that Portfolio. Other expenses of the Fund will be allocated among the Portfolios in a manner which may, but need not, be proportionate in relation to the net assets of each Portfolio. Expenses payable by each of the Portfolios include, but are not limited to, clerical salaries, brokerage and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; trade association dues; taxes or governmental fees; the fees and expenses of any person providing administrative services to the Fund; the fees and expenses of the custodian and transfer agent of the Fund; clerical expenses of issue, redemption or repurchase of shares of the Portfolio; the expenses and fees for registering and qualifying securities for sale; the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager or its affiliates; travel expenses of all Directors, officers and employees; insurance premiums; and the cost of preparing and distributing reports and notices to shareholders. In addition, the Open Shares of each Portfolio are subject to an annual distribution and servicing fee. See "Distribution and Servicing Plan." The organizational expenses of the Fund are being amortized and allocated among the MidCap, Global Equity, Bond and High Yield Portfolios.

                  Each Management Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Portfolio, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the shares of such Portfolio, or, upon not less than 60 days' notice, by the Investment Manager. Each Management Agreement provides for automatic termination in the event of its assignment (as defined in the 1940
Act). Each Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, or of reckless disregard of its obligations thereunder, the Investment Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

ADMINISTRATOR AND CUSTODIAN


                  The Fund has engaged State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, to provide certain administrative services to the Portfolios. Each Portfolio will bear the cost of such administrative expenses at the annual rate of $37,500 plus $7,500 per additional class, and .02% of the value of the average daily net assets of the Portfolio up to $1 billion and .01% of such assets over $1 billion. State Street has agreed to waive the $37,500 fee for the Mortgage Portfolio until June 30, 2001 or until the Portfolio reaches net assets of $50 million, whichever comes first.


                  State Street also acts as the Fund's custodian. As the Fund's custodian, State Street, among other things, maintains a custody account or accounts in the name of each Portfolio; receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Portfolio and disburses the Portfolio's assets in payment of its expenses. The custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell.

DISTRIBUTOR

                  Lazard serves as the distributor of each Portfolio's shares and conducts a continuous offering pursuant to a "best efforts" arrangement. As the distributor, it accepts purchase and redemption orders for Portfolio shares. In addition, the distribution agreement obligates Lazard to pay certain expenses in connection with the offering of Portfolio shares.

After the prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Lazard also will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors.

                        DETERMINATION OF NET ASSET VALUE

                  Net asset value per share for each Class of each Portfolio is determined by State Street for the Fund on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is ordinarily closed on the following national holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is determined by dividing the value of the total assets of the Portfolio represented by such Class, less all liabilities, by the total number of Portfolio shares of such Class outstanding.


                  The value of securities, other than options listed on national securities exchanges and debt securities maturing in 60 days or less, is determined as of the close of regular trading on the New York Stock Exchange. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is normally 4:10 p.m., Eastern time). Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not reflect accurately their fair value, in which case such securities would be valued at their fair value as determined under the supervision of the Board of Directors. Each security for which the primary market is on a national securities exchange is valued at the last sale price on the principal exchange on which it is traded, or, if no sales are reported on such exchange on that day, at the closing bid price.


                  Any security held by a Portfolio for which the primary market is the NASDAQ National Market System is valued at the last sale price as quoted by such system or, in the absence of any sale on the valuation date, at the closing bid price. Any other unlisted security for which current over-the-counter market quotations or bids are readily available is valued at its last quoted bid price or, if available, the mean of two such prices.

                  All other securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Directors and in accordance with procedures adopted by the Board of Directors. The portfolio securities of any of the Portfolios also may be valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Manager to reflect the fair market value of such securities.

                  The Small Cap Portfolio and International Small Cap Portfolio invest primarily in equity securities of companies with relatively small market capitalizations. Because of the difference between the bid and asked prices of over-the-counter securities, there may be an immediate reduction in the net asset value of the shares of the Small Cap Portfolio or International Small Cap Portfolio after such Portfolio has completed a purchase of securities that will be valued by the relevant Portfolio at their bid price, since those securities usually will have been purchased at or near the asked price.

                  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the net asset value of a Portfolio is not calculated. Each Portfolio calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the New York Stock Exchange once on each day on which the New York Stock Exchange is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Board of Directors.

                             PORTFOLIO TRANSACTIONS

GENERAL

                  Subject to the supervision of the Board of Directors, the Investment Manager is primarily responsible for the investment decisions and the placing of portfolio transactions for each Portfolio. In selecting brokers or dealers to execute portfolio transactions on behalf of a Portfolio, the Investment Manager seeks the best overall terms available, taking into account such factors as price, size of order, difficulty of execution and skill required of the executing broker. While the Investment Manager will generally seek reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.


                  Purchases and sales of portfolio securities on a securities exchange are effected by the Investment Manager through brokers who charge a negotiated commission for their services based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Lazard. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.


                  To the extent consistent with applicable provisions of the 1940 Act and the rules adopted by the Commission thereunder, the Fund's Board has determined that securities transactions for a Portfolio may be executed through Lazard if, in the judgment of the Investment Manager, the use of Lazard is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers, and if, in the transaction, Lazard charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Purchase and sale orders for securities held by a Portfolio may be combined with those for other

Portfolios in the interest of the most favorable net results for all. When the Investment Manager determines that a particular security should be bought for or sold by more than one Portfolio, the Investment Manager undertakes to allocate those transactions between the participants equitably.

                  The Portfolios listed below held securities of their regular brokers or dealers during the fiscal year ended December 31, 2000:



Portfolio                     Broker/Dealer                               Value on 12/31/00 (in $000s)
-----------------          ------------------------------                 ------------------------------
Equity Portfolio
                           Chase Manhattan Corp.                                $ 7,512
                           Citigroup Inc.                                       $10,534
                           Morgan Stanley Dean Witter & Co.                     $ 3,852
Global Equity Portfolio
                           Chase Manhattan Corp.                                $ 1,818
                           BNP Paribas SA                                       $ 1,417
                           San Paolo-IMI SpA                                    $ 1,384
                           ING Groep NV                                         $ 2,157
                           HSBC Holdings PLC                                    $ 2,129
                           Citigroup Inc.                                       $ 1,922

International Equity Portfolio
                           BNP Paribas SA                                       $34,954
                           ING Groep NV                                         $89,956
                           San Paolo-IMI SpA                                    $38,982
                           HSBC Holdings PLC                                    $58,379
Bond Portfolio
                           Lehman Brothers                                      $   530
                           Morgan Stanley Dean Witter & Co.                     $ 1,988
                           Merrill Lynch Pierce Fenner & Smith Inc.             $   919
                           Citigroup Inc.                                       $ 1,130
                           Bear Stearns & Co. Inc.                              $   425
                           Salomon Smith Barney Inc.                            $   625
                           PaineWebber Inc.                                     $   524

International Fixed-Income Portfolio
                           Merrill Lynch Pierce Fenner & Smith Inc.             $   749
                           Citigroup Inc.                                       $ 2,935
                           Salomon Smith Barney Inc.                            $   112
                           Deutsche Bank Securities Inc.                        $   390

Strategic Yield Portfolio
                           Chase Manhattan Corp.                                $ 7,059
                           Merrill Lynch Pierce Fenner & Smith Inc.             $   328
                           Salomon Smith Barney Inc.                            $ 3,439
                           Morgan Stanley Dean Witter & Co.                     $   279
                           Citigroup Inc.                                       $ 9,878
                           Deutsche Bank Securities Inc.                        $ 4,488

RESEARCH AND STATISTICAL INFORMATION


When it can be done consistently with the policy of obtaining the best overall terms available, the Investment Manager may select brokers or dealers who supply market quotations to the Fund's custodian for valuation purposes; who supply research, market and statistical information to the Investment Manager; or based upon their sale of shares of the Fund or other funds advised by the Investment Manager. Although such research, market and statistical information may be useful to the Investment Manager, it is only supplementary to the Investment Manager's own research efforts, since the information must still be analyzed, weighed and reviewed by the Investment Manager's staff. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Investment Manager under the Management Agreement with the Fund on behalf of the Portfolios. Such information may be useful to the Investment Manager in providing services to both the Portfolios and clients other than the Portfolios, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Manager in carrying out its obligations to the Portfolios. The total dollar amount of transactions pursuant to which brokerage was directed in consideration of research services provided during the year ended December 31, 2000, was $830,480,748, and the related commissions were $1,730,313. In addition, when it can be done consistently with the above stated policy, the Investment Manager may place orders with brokers and dealers (i) who refer persons to the Investment Manager for the purpose of purchasing shares of the Portfolios or (ii) who provide services to the Fund at no fee or for a reduced fee.

BROKERAGE COMMISSIONS

                  In connection with its portfolio securities transactions for the fiscal years ended December 31, 1998, 1999 and 2000, each Portfolio indicated below paid brokerage commissions as follows:

YEAR ENDED DECEMBER 31, 1998

                                                                                                 PERCENTAGE OF TOTAL
                                                              AMOUNT OF        PERCENTAGE OF          BROKERAGE
                                            TOTAL             BROKERAGE       TOTAL BROKERAGE        TRANSACTIONS
                                          BROKERAGE       COMMISSIONS PAID    COMMISSIONS PAID     EFFECTED THROUGH
NAME OF PORTFOLIO                     COMMISSIONS PAID        TO LAZARD          TO LAZARD              LAZARD
-----------------                     ----------------    ----------------    ---------------    ------------------
Equity Portfolio                          $ 802,204            $51,625             6.44%                7.24%
Mid Cap Portfolio                         $ 183,975            $ 5,270             2.86%                2.73%
Small Cap Portfolio                     $ 2,544,527            $61,090             2.40%                0.95%
Global Equity Portfolio                   $  33,371            $ 2,734             8.19%                14.52%
International Equity Portfolio          $ 4,724,137             -0-                  -0-                 -0-
International Small Cap Portfolio         $ 439,572             -0-                  -0-                 -0-
Emerging Markets Portfolio              $ 1,016,826             $  812             0.07%                0.39%

YEAR ENDED DECEMBER 31, 1999

                                                                                                 PERCENTAGE OF TOTAL
                                                              AMOUNT OF        PERCENTAGE OF          BROKERAGE
                                            TOTAL             BROKERAGE       TOTAL BROKERAGE        TRANSACTIONS
                                          BROKERAGE       COMMISSIONS PAID    COMMISSIONS PAID     EFFECTED THROUGH
NAME OF PORTFOLIO                      COMMISSIONS PAID       TO LAZARD          TO LAZARD              LAZARD
------------------                   ------------------   ----------------    ----------------   ------------------
Equity Portfolio                      $     750,127       $     85,635             11.55%              11.57%
Mid Cap Portfolio                     $     269,337       $      6,660              2.47%               3.52%
Small Cap Portfolio                   $   3,071,242       $      1,170              0.04%               0.05%
Global Equity Portfolio               $     103,696       $      3,931              3.79%              14.43%
International Equity Portfolio        $   4,225,656             -0-                 -0-                  -0-
International Small Cap Portfolio     $     391,980             -0-                 -0-                  -0-
Emerging Markets Portfolio            $     868,520             -0-                  -0-                 -0-


YEAR ENDED DECEMBER 31, 2000


PERCENTAGE OF TOTAL

                                                              AMOUNT OF        PERCENTAGE OF          BROKERAGE
                                                              BROKERAGE       TOTAL BROKERAGE        TRANSACTIONS
                                       TOTAL BROKERAGE    COMMISSIONS PAID    COMMISSIONS PAID     EFFECTED THROUGH
NAME OF PORTFOLIO                      COMMISSIONS PAID       TO LAZARD          TO LAZARD              LAZARD
-----------------                    ------------------   -----------------   ----------------     -----------------
Equity Portfolio                      $     529,444       $     18,910             3.57%                5.39%
Mid Cap Portfolio                     $     182,719       $      6,495             3.55%                3.07%
Small Cap Portfolio                   $   2,764,171              -0-                -0-                  -0-
Global Equity Portfolio               $     162,680       $      5,002             3.07%                10.56%
International Equity Portfolio        $   6,512,075              -0-                -0-                  -0-
International Small Cap Portfolio     $     737,324              -0-                -0-                  -0-
Emerging Markets Portfolio            $   1,388,540       $        275             0.02%                0.15%


                        HOW TO BUY AND HOW TO SELL SHARES

                  GENERAL. The minimum initial investment for each Portfolio is $10,000 for Open Shares (except for the Mortgage Portfolio, which only offers Institutional Shares), unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $10,000, and $1,000,000 for Institutional Shares. The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into special arrangements with the Fund or Lazard and for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan. The Fund reserves the right to change or waive the minimum initial, and subsequent, investment requirements at any time.

                  Securities dealers and other institutions effecting transactions in Portfolio shares for the accounts of their clients may charge their clients direct fees in connection with such transactions. The Fund and Lazard reserve the right to reject any purchase order. All funds will be invested in full and fractional shares. Stock certificates will not be issued.

                  Shares of each Portfolio may be purchased in exchange for securities which are permissible investments of that Portfolio, subject to the Investment Manager's determination that the securities are acceptable. Securities accepted in exchange for Portfolio shares will be valued at the mean between their bid and asked quotations. In addition, securities accepted in exchange for Portfolio shares are required to be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable (and not established only by valuation procedures), as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, The NASDAQ Stock Market, a recognized non-U.S. exchange or non-NASDAQ listing with at least two market makers.

                  PURCHASES THROUGH THE TRANSFER AGENT. Orders for Portfolio shares will become effective at the net asset value per share next determined after receipt by the Transfer Agent or other agent of a check drawn on any member of the Federal Reserve System or after receipt by the Custodian or other agent of a bank wire or Federal Reserve Wire. Checks must be payable in United States dollars and will be accepted subject to collection at full face value.

                  By investing in a Portfolio, a shareholder appoints the Transfer Agent, as agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares.

                  PURCHASES THROUGH A LAZARD BROKERAGE ACCOUNT. Shares of all of the Portfolios are sold by Lazard only to customers of Lazard without a sales charge, on a continuous basis at the net asset value of the Portfolio next determined after receipt of a purchase order by Lazard. Payments must be made to Lazard by the settlement date. Because Lazard does not forward investors' funds until the business day on which the order is settled, it may benefit from temporary use of these funds. Please contact your Lazard account representative for specific instructions on how to purchase Portfolio shares through your Lazard brokerage account.

                  AUTHORIZED BROKERS. The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after such orders are accepted by an authorized broker or the broker's authorized designee.

                  REDEMPTION FEE. Each Portfolio will impose a redemption fee equal to 1.00% of the net asset value of Fund shares acquired by purchase or exchange on or after July 1, 2001 and redeemed or exchanged within 30 days after such shares were acquired. This fee will be calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. The fee will be retained by the Portfolio and used primarily to offset the transaction costs that short-term trading imposes on the Portfolio and its remaining shareholders.

Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. For purposes of calculating the 30-day holding period, the Fund will employ the "first in, first out" method, which assumes that the shares redeemed or exchanged are the ones held the longest. No redemption fee will be charged on the redemption or exchange of shares held longer than 30 days or acquired through the reinvestment of dividends or capital gains distributions, and such shares will be redeemed first. The redemption fee may be waived, modified or terminated at any time, or from time to time.

                  REDEMPTION COMMITMENT. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments, in whole or in part, in portfolio securities (which may include non-marketable securities) or other assets of the Portfolio in cases of emergency or at any time that the Investment Manager believes a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities used to meet the redemption request would be valued in the same manner as the Portfolio's investments are valued. If the recipient sold such securities, brokerage charges might be incurred.

                  SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended, or the date of payment postponed: (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings); (b) when trading in the markets that the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (c) for such other periods as the Commission, by order, may permit to protect the Portfolio's shareholders.

                         DISTRIBUTION AND SERVICING PLAN
                               (OPEN SHARES ONLY)


                  Open Shares are subject to a Distribution and Servicing Plan adopted pursuant to Rule 12b-1 (the "Rule") adopted by the Commission under the 1940 Act which provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Pursuant to the Distribution and Servicing Plan, the Fund pays Lazard, for advertising, marketing and distributing each Portfolio's Open Shares, and for the provision of certain services to the holders of Open Shares, a fee at the annual rate of .25% of the value of the average daily net assets of the Portfolio's Open Class. Lazard may make payments to certain financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") for providing these services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The fee payable for such services is intended to be a "service fee" as defined in Conduct Rules of the NASD. Under the Distribution and Servicing Plan, Lazard may make payments to third parties in respect of these services. From time to time, Lazard may defer or waive receipt of fees under the Distribution and Servicing Plan while retaining the ability to be paid by the Fund under the Distribution and Servicing Plan thereafter. The fees payable to Lazard under the Distribution and

Servicing Plan for advertising, marketing and distributing Open Shares, and for payments to Service Agents, are payable without regard to actual expenses incurred. The Fund's Board determined, in the exercise of its business judgment, that the Fund's Distribution and Servicing Plan is reasonably likely to benefit each Portfolio and holders of Open Shares.


                  A quarterly report of the amounts expended under the Distribution and Servicing Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution and Servicing Plan provides that it may not be amended to increase materially the costs which holders of Open Shares of a Portfolio may bear for distribution pursuant to the Distribution and Servicing Plan without such shareholders' approval. It further provides that other material amendments of the Distribution and Servicing Plan must be approved by the Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution and Servicing Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution and Servicing Plan. As to each Portfolio, the Distribution and Servicing Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, or by vote of the holders of a majority of such Portfolio's Open Shares.

                  For the fiscal year ended December 31, 2000, the operational Portfolios paid the Distributor the amounts set forth below with respect to their Open Shares under the Distribution and Servicing Plan:


                                               AMOUNT PAID TO DISTRIBUTOR
                                            UNDER DISTRIBUTION AND SERVICING
                                                 PLAN FOR FISCAL YEAR
 NAME OF PORTFOLIO                              ENDED DECEMBER 31, 2000
--------------------------                -----------------------------------
 Equity Portfolio                                    $    226,792
 Mid Cap Portfolio                                   $    19,659
 Small Cap Portfolio                                 $    163,695
 Global Equity Portfolio                             $    15,067
 International Equity Portfolio                      $    375,655
 International Small Cap Portfolio                   $    5,466
 Emerging Markets Portfolio                          $    22,326
 Bond Portfolio                                      $    26,379
 High Yield Portfolio                                $    37,671
 International Fixed-Income Portfolio                $    28,022
 Strategic Yield Portfolio                           $    35,411
 Mortgage Portfolio                                       N/A

                          DIVIDENDS AND DISTRIBUTIONS

                  The Fund intends to declare as a dividend on the outstanding shares of each of the Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio, Strategic Yield Portfolio and Mortgage Portfolio, substantially all of the Portfolio's net investment income at the close of each business day to shareholders of record at 4:00 p.m. (Eastern time). Net investment income for a Saturday, Sunday or holiday will be included in the dividend declared on the previous business day. Dividends declared on the shares of the Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio, Strategic Yield Portfolio and Mortgage Portfolio ordinarily will be paid on the last business day of each month. Shareholders who redeem all their shares of any of these Portfolios prior to a dividend payment date will receive, in addition to the redemption proceeds, any dividends that are declared but unpaid through the date of their redemption. Shareholders of any of these Portfolios who redeem only a portion of their shares will receive all dividends declared but unpaid on those shares on the next dividend payment date.


                  Dividends from net investment income on the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, Global Equity Portfolio, International Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio and International Equity Select Portfolio generally will be declared and paid at least annually, and may be declared and paid more frequently.


                  Dividends for each Class of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that certain expenses will be borne exclusively by one Class and not by the other, such as fees payable under the Distribution and Servicing Plan. Open Shares will receive lower per share dividends than Institutional Shares because of the higher expenses borne by Open Shares.

                  Investment income for a Portfolio includes, among other things, interest income, accretion of market and original issue discount and amortization of premium and, in the case of the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, Global Equity Portfolio, International Equity Portfolio, International Small Cap Portfolio and Emerging Markets Portfolio, dividends.


                  With respect to all of the Portfolios, net realized capital gains, if any, will be distributed at least annually, and may be declared and paid more frequently. If a dividend check mailed to a shareholder who elected to receive dividends and/or capital gain distributions in cash is returned as undeliverable by the postal or other delivery service, such shareholder's distribution option automatically will be converted to all dividends and other distributions reinvested in additional shares. NO INTEREST WILL ACCRUE ON AMOUNTS REPRESENTED BY UNCASHED DISTRIBUTION OR REDEMPTION CHECKS. On dividend payable date, each Portfolio forwards to the Fund's custodian the required amount of cash to pay all shareholders who elected to receive dividends in cash.


                                    TAXATION

                  Management believes that each Portfolio (other than the International Equity Select Portfolio, which had not commenced operations) has qualified for the fiscal year ended

December 31, 2000 as a "regulated investment company" under Subchapter M of the Code. It is intended that each such Portfolio will continue to so qualify as a regulated investment company, if such qualification is in the best interests of its shareholders. Each Portfolio will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies generally will be applied to each Portfolio separately, rather than to the Fund as a whole. As a regulated investment company, a Portfolio will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Portfolio must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If the Portfolio did not qualify as a regulated investment company, it would be treated, for tax purposes, as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management of investment practices or policies by any government agency.

                  Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the investor's cost of those shares. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Prospectus. In addition, the Code provides that if a shareholder holds shares of a Portfolio for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

                  Corporate shareholders of the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio and Global Equity Portfolio will be eligible for the dividends-received deduction on the dividends (excluding the net capital gain dividends) paid by the Portfolio, to the extent that the Portfolio's income is derived from certain dividends received from domestic corporations. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Portfolio for 46 days or more during the 90-day period commencing 45 days before the shares become ex-dividend. Furthermore, a corporation's dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Portfolio is financed with indebtedness. It is anticipated that distributions from Portfolios, other than the Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio and Global Equity Portfolio, will not qualify for the dividends-received distribution. Each year the Fund will notify shareholders of the federal income tax status of distributions.

                  The Bond Portfolio, High Yield Portfolio and International Fixed-Income Portfolio may invest in Real Estate Mortgage Investment Conduits ("REMICs"). Interests in REMICs are classified as either "regular" interests or "residual" interests. Under the Code, special rules apply with respect to the treatment of a portion of the Portfolio's income from REMIC residual interests. (Such portion is referred to herein as "Excess Inclusion Income.")

                  Excess Inclusion Income generally cannot be offset by net operating losses and, in addition, constitutes unrelated business taxable income to entities which are subject to the unrelated business income tax. The Code provides that a portion of Excess Inclusion Income attributable to REMIC residual interests held by regulated investment companies such as the

Portfolios shall, pursuant to regulations, be allocated to the shareholders of such regulated investment company in proportion to the dividends received by such shareholders. Accordingly, shareholders of the Bond Portfolio, High Yield Portfolio and International Fixed-Income Portfolio generally will not be able to use net operating losses to offset such Excess Inclusion Income. In addition, if a shareholder of one of the Portfolios is an entity subject to the unrelated business income tax (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan, or another tax-exempt entity) and is allocated any amount of Excess Inclusion Income, such a shareholder may be required to file a return and pay a tax on such Excess Inclusion Income even though a shareholder might not have been required to pay such tax or file such return absent the receipt of such Excess Inclusion Income. The Investment Manager anticipates that only a small portion, if any, of the assets of the Bond Portfolio, High Yield Portfolio and International Fixed-Income Portfolio will be invested in REMIC residual interests. Accordingly, the amount of Excess Inclusion Income, if any, received by the Portfolios and allocated to their shareholders should be quite small. Shareholders that are subject to the unrelated business income tax should consult their own tax adviser regarding the treatment of their income derived from the Portfolios.

                  Except as discussed above with respect to Excess Inclusion Income, a dividend or capital gains distribution with respect to shares held by a tax-deferred or qualified plan, such as an IRA, 403(b)(7) retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the income earned by the qualified plan.

                  Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, all or a portion of the gain or loss realized from the disposition of foreign currency, non-U.S. dollar denominated debt instruments, and certain financial futures and options, may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

                  Under Section 1256 of the Code, gain or loss realized by a Portfolio from certain financial futures and options transactions (other than those taxed under Section 988 of the Code) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures and options, as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

                  Offsetting positions held by a Portfolio involving financial futures and options may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections

988 and 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" transactions may be recharacterized as ordinary income.


                  If a Portfolio were treated as entering into straddles by reason of its futures or options transactions, such straddles could be characterized as "mixed straddles" if the futures or options transactions comprising such straddles were governed by Section 1256 of the Code. The Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by the Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

                  If a Portfolio either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures or forward contract, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Portfolio generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Portfolio enters into the financial position or acquires the property, respectively.


                  Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance, since the amount of each Portfolio's assets to be invested in various countries is not known.


                  If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Portfolio may elect to "pass through" to its shareholders the amount of foreign income taxes paid by the Portfolio. Pursuant to such election, shareholders would be required: (i) to include in gross income, even though not actually received, their respective pro rata shares of the foreign taxes paid by the Portfolio; (ii) treat their income from the Portfolio as being from foreign sources to the extent that the Portfolio's income is from foreign sources; and
(iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

                  It is anticipated that each of the International Equity Portfolio, International Equity Select Portfolio, International Fixed-Income Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio and Global Equity Portfolio will be operated so as to meet the requirements of the Code to "pass through" to shareholders of the Portfolio credits for foreign taxes paid, although there can be no assurance that these requirements will be met. Each shareholder will be notified within 45 days after the close of each taxable year of the Portfolio whether the foreign taxes paid by the Portfolio will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid, and
(ii) the Portfolio's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.


                  If a Portfolio invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Portfolio. In addition, gain realized from the sale, other disposition or marking-to-market of PFIC securities may be treated as ordinary income under Section 1291 or Section 1296 of the Code.

                  Investment by a Portfolio in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing a Portfolio to recognize income prior to the receipt of cash payments. For example, the Portfolio could be required to recognize annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute an amount equal to such income in order to maintain its qualification as a regulated investment company. In such case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

                             PERFORMANCE INFORMATION


                  Current yield is computed pursuant to a formula which operates as follows: The amount of the relevant Portfolio's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with the regulatory requirements) by such Portfolio during the period. That result is then divided by the product of: (a) the average daily number of such Portfolio's shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

                  The yield for the 30-day period ended December 31, 2000 for Institutional Shares and Open Shares of each Portfolio indicated below was as follows:

                                                30-DAY YIELD
                                       --------------------------------
                                       INSTITUTIONAL            OPEN
NAME OF PORTFOLIO                         SHARES               SHARES
------------------                     -------------          --------
Bond                                      6.70%                 6.47%
High Yield                               14.33%                14.01%
International Fixed-Income                4.09%                 3.78%
Strategic Yield                           7.02%                 6.67%

                  Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n" the root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.



                  The average annual total return of Institutional Shares and Open Shares for the indicated Portfolio and periods ended December 31, 2000 (the date listed in the footnote is the beginning of the period for the indicated Portfolio) was as follows:





                                                              AVERAGE ANNUAL TOTAL RETURNS
INSTITUTIONAL SHARES                                       FOR PERIODS ENDED DECEMBER 31, 2000
----------------------------------- ----------------------------------------------------------------------------------
NAME OF PORTFOLIO                   1-YEAR               5-YEARS             10-YEARS             SINCE INCEPTION
Equity                                (2.64)%                12.30%                15.10%         12.76%(1)
Mid Cap                               22.44%                 N/A                     N/A          10.26%(2)
Small Cap                             15.89%                 10.34%                  N/A          14.43%(3)
Global Equity                         (9.51)%                N/A                     N/A          10.50%(4)
International Equity                 (10.55)%                10.74%                  N/A            9.95%(5)
International Small Cap               (4.44)%                  8.48%                 N/A            6.74%(6)
Emerging Markets                     (29.53)%                (1.31)%                 N/A          (2.15)%(7)
Bond                                    7.53%                  5.11%                 N/A            5.97%(8)
High Yield                           (15.19)%                N/A                     N/A           (3.51)%(9)
International Fixed-Income            (4.70)%                  0.85%                 N/A            5.20%(10)
Strategic Yield                           1.12%                5.06%                 N/A            6.41%(11)

--------------

(1)      June 1, 1987.
(2)      November 4, 1997.
(3)      October 30, 1991.
(4)      January 4, 1996.
(5)      October 29, 1991.
(6)      December 1, 1993.
(7)      July 15, 1994.
(8)      November 12, 1991.
(9)      January 2, 1998.
(10)     November 8, 1991.
(11)     October 1, 1991.

                                           AVERAGE ANNUAL TOTAL RETURNS
OPEN SHARES                             FOR PERIODS ENDED DECEMBER 31, 2000
------------------ -----------------------------------------------------------
NAME OF PORTFOLIO               1-YEAR         SINCE INCEPTION

Equity                          (2.91)%          9.07%(1)
Mid Cap                          22.00%          9.89%(2)
Small Cap                        15.60%          6.58%(3)
Global Equity                   (9.72)%          9.52%(3)
International Equity           (10.95)%          9.99%(4)
International Small Cap         (4.85)%          5.69%(5)
Emerging Markets               (29.80)%        (7.42)%(6)
Bond                              7.25%          4.95%(7)
High Yield                     (15.54)%        (5.62)%(8)
International Fixed-Income      (4.92)%        (0.27)%(6)
Strategic Yield                   0.71%          2.33%(4)

----------

(1)      February 5, 1997.
(2)      November 4, 1997.
(3)      January 30, 1997.
(4)      January 23, 1997.
(5)      February 13, 1997.
(6)      January 8, 1997.
(7)      March 5, 1997.
(8)      February 24, 1998.

                  Total return is calculated by subtracting the amount of the relevant Portfolio's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

                  The total return of Institutional Shares and Open Shares for the indicated Portfolio from inception through December 31, 2000 (the date listed in the footnote is the date operations commenced or, with respect to Open Shares, the initial public offering date for the indicated Portfolio) was as follows:

                              TOTAL RETURN THROUGH DECEMBER 31, 2000
                               ------------------------------------
NAME OF PORTFOLIO              INSTITUTIONAL SHARES     OPEN SHARES
-----------------              --------------------     -----------
Equity                             411.36%(1)           40.32%(12)
Mid Cap                             36.12%(2)            34.72%(2)
Small Cap                          244.07%(3)           28.37%(13)
Global Equity                       64.62%(4)           42.85%(13)
International Equity               138.54%(5)           45.50%(14)
International Small Cap             58.78%(6)           23.93%(15)
Emerging Markets                  (13.11)%(7)         (26.42)%(16)
Bond                                70.25%(8)           20.31%(17)
High Yield                        (10.16)%(9)         (15.22)%(18)
International Fixed-Income         59.18%(10)          (1.08)%(16)
Strategic Yield                    77.61%(11)            9.51%(14)

(1)      June 1, 1987.
(2)      November 4, 1997.
(3)      October 30, 1991.
(4)      January 4, 1996.
(5)      October 29, 1991.
(6)      December 1, 1993.
(7)      July 15, 1994.
(8)      November 12, 1991.
(9)      January 2, 1998.
(10)     November 8, 1991.
(11)     October 1, 1991.
(12)     February 5, 1997.
(13)     January 30, 1997.
(14)     January 23, 1997.
(15)     February 13, 1997.
(16)     January 8, 1997.
(17)     March 5, 1997.
(18)     February 24, 1998.


                  A Portfolio's yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by such Portfolio, its average portfolio maturity and its expenses. Yield and total return information is useful in reviewing a Portfolio's performance and such information may provide a basis for comparison with other investments but such information may not provide a basis for comparison with certificates of deposit, which pay a fixed rate of return, or money market funds, which seek a stable net asset value. Investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                  Performance of each Class will be calculated separately and will take into account any applicable distribution and service fees. As a result, at any given time, the performance of Open Shares should be expect to be lower than that of Institutional Shares.

                  From time to time, the Fund may compare a Portfolio's performance against one or more broad-based indices or data from Lipper Analytical Services, Inc., Money Magazine,

Morningstar, Inc. and other industry publications. In addition, the Fund may compare a Portfolio's performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts.


                  Investors in the Mortgage Portfolio may obtain more current information about the Portfolio, such as yield and portfolio composition, by contacting the Fund at the address or telephone number given on the first page of this Statement of Additional Information.


                    INFORMATION ABOUT THE FUND AND PORTFOLIOS


                  As of April 6, 2001, the following shareholders owned beneficially or of record 5% or more of the indicated Portfolio's outstanding shares:
                                            PERCENTAGE OF TOTAL
NAME AND ADDRESS                          TIONAL SHARES OUTSTANDING

EQUITY PORTFOLIO
Smith Barney Inc.                               29.98%
388 Greenwich Street
New York, NY  10013-2339

MID CAP PORTFOLIO
Merrill Lynch for the Sole                      13.07%
Benefit of Its Customers
Attn:  Fund Admin. LZSYX
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6486

Lazard Freres & Co. LLC                         12.06%
Lazard Freres & Co. LLC Employees
30 Rockefeller Plaza, 60th Floor
New York, NY  10112-0002

Lazard Freres & Co.                            10.39%
30 Rockefeller Plaza, 60th Floor
New York, NY  10112-0002

Lazard Freres & Co. LLC                         8.13%
Bathurst Investments Limited
30 Rockefeller Plaza, 60th Floor
New York, NY  10020

SMALL CAP PORTFOLIO
Merrill Lynch For the Sole                      10.61%
Benefit of Its Customers
Attn:  Fund Admin. LZSCX
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6484

Northern Trust Trustee                          9.93%
FBO ITT Industries
Master Retirement  Trust #22-51598
P.O. Box 92956
Chicago, IL  60675-2956

Lazard Freres & Co. LLC                         6.27%
National Automatic Sprinkler Industry
Small Cap Pension Fund
Board of Trustees
c/o Michael Jacobson
8000 Corporate Drive
Landover, MD  20785-2239

GLOBAL EQUITY PORTFOLIO
Blue Cross Blue Shield of Massachusetts Inc.    57.97%
Massachusetts Inc. Managed Care
Attn:  Treasury 01/07
401 Park Drive
Boston, MA  02215-3325

Blue Cross Blue Shield of Massachusetts
Inc. Indemnity                                  32.09%
Attn:  Treasury 01/07
401 Park Drive
Boston, MA  02215-3325

Lazard Freres & Co. LLC                         5.61%
The Baycrest Centre Foundation
Helaine Maisels
Admin. Assistance Finance Dept.
3560 Bathurst Street
North York, Ontario

INTERNATIONAL EQUITY PORTFOLIO
Lazard Freres & Co. LLC                          8.93%
Mercantile Safe Deposit & Trust Co. Cust. Bakery &
Confectionery Intl. Equity
30 Rockefeller Plaza,
New York, NY  10112

INTERNATIONAL SMALL CAP PORTFOLIO
Lazard Asset Management as Agent                10.31%
Oregon Investment Council
30 Rockefeller Plaza
New York, NY  10112-0002

Lazard Freres & Co. LLC                          8.48%
United Air Lines Inc.
Pension and Welfare Plans
30 Rockefeller Plaza, 60th Floor
New York, NY  10112

Northern Trust Custodian                         6.36%
FBO Public School Teachers
Pension Fund of Chicago
P.O. Box 92956
Chicago, IL 60675

EMERGING MARKETS PORTFOLIO
Lazard Asset Management As Agent                 9.29%
Oregon Investment Council
30 Rockefeller Plaza
New York, NY  10122-0002


Wilmington Trust Company, Custodian              8.35%
FBO Pricewaterhouse Coopers LLP
Employee and Partners Savings
c/o Mutual Funds
P.O. Box 8971
Wilmington, DE  19899-8971

Lockheed Martin Corporation                      7.04%
Master Retirement Trust
Attn:  David C. Toth
Lockheed Martin Investment Management Co.
6750 Rockledge Drive, Suite 550
Bethesda, MD  20817

Lazard Freres & Co. LLC                          6.44%
University of British Columbia
Faculty Pension Plan
Stanley Hamilton/Dir. Ops
235-2075 Westbrook Mall
Vancouver, BC

BOND PORTFOLIO

Lazard Freres & Co. LLC                         14.46%
Elaine Louise David-Weill
c/o Ken Colton
Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, NY  10112-0002

Lazard Freres & Co. LLC                          6.86%
Employees Pension Trust
Attn:  Lorena Guagenti
30 Rockefeller Plaza
New York, NY  10112-0002

HIGH YIELD PORTFOLIO
MAC & CO                                        69.38%
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA  15320-3198

Lazard Freres & Co. LLC                          8.78%
Employee Security Fund
30 Rockefeller Plaza, 60th Floor
New York, NY  10112-0002

INTERNATIONAL FIXED-INCOME PORTFOLIO

Lazard Freres & Co. LLC                         59.56%
Graphic Communications Intl.
Union Supplemental Retirement and
Disability Fund-Fixed Income A/C
Attn:  Mr. G. L. Griesbauer Jr.
1900 L Street NW
Washington, D.C.  20036-5002

Smith Barney Inc.                               19.71%
388 Greenwich Street
New York, NY  10013-2339

Prudential Securities Inc.                      11.89%
Special Custody Account for the
Exclusive Benefit of Customers-PC
Attn:  Mutual Funds
One New York Plaza
New York, NY  10004-1901

STRATEGIC YIELD PORTFOLIO
Wells Fargo Bank Minnesota NA                    36.56%
TTEE FBO Navistar
P.O. Box 1533
Minneapolis, MN  55480-1533

Lazard Freres & Co. LLC                         27.56%
Mack Trucking Inc.
Retirement Trust-Strategic Yield
Attn:  Mark Cherry
2100 Mack Blvd.
Allentown, PA  18103-5622

MAC & CO A/C 076-050                              5.49%
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA  15230-3198

MORTGAGE PORTFOLIO

The City of Stamford Firefighters               98.50%
Pension Fund
888 Washington Boulevard
Stamford, CT  06901-2902

                                             CENTAGE OF TOTAL
NAME AND ADDRESS                             SHARES OUTSTANDING
----------------

EQUITY PORTFOLIO

Connecticut General Life Ins. Co.                66.32%
One Commercial Plaza
280 Trumbull Street
Attn:  Liz Pezda H-19-B
P.O. Box 2975
Hartford, CT  06104-2975

Smith Barney 401K Advisor GR TR                  16.32%
Smith Barney Corporate Trust Co.
DTD 01/01/1998 Plan Val Scvcs
2 Tower Center
P.O. Box 1063
East Brunswick, NJ  08816-1063

MID CAP PORTFOLIO

Connecticut General Life Ins. Co.                64.95%
One Commercial Plaza
280 Trumbull Street
Attn:  Liz Pezda H-19-B
P.O. Box 2975
Hartford, CT  06104-2975

First Tennessee Bank NA                          19.04%
165 Madison Avenue
Memphis, TN  38103-2723

SMALL CAP PORTFOLIO

Connecticut General Life Ins. Co.                55.19%
One Commercial Plaza
280 Trumbull Street
Attn.:  Liz Pezda H-19-B
P.O. Box 2975
Hartford, CT  06104-2975

Smith Barney 410K Advisor GR TR                  13.17%
Smith Barney Corporate Trust Co.
DTD 01/01/1998 Plan Val Scvcs
2 Tower Center
P.O. Box 1063
East Brunswick, NJ  08816-1063

Nationwide Life Insurance QVPA                   7.07%
c/o IPO Port Acct.
P.O. Box 182029
Columbus, OH  43218-2029

GLOBAL EQUITY PORTFOLIO

Pershing Keen Nominees Limited                   47.59%
Capstan House One Clove Crescent
East India Dock, London  E14 2BH

Lazard Freres & Co. LLC                          8.01%
Jessica Bourgeois
229 Berkeley Place
Brooklyn, NY  11217-3801

Trifid Securities Ltd. A/C GW                    6.96%
P.O. Box 108
2-6 Church Street
St. Helier
Jersey JE4 8QD
Channel Islands

Lazard Freres and Co. LLC                        6.31%
FFHS&J Profit Sharing Plan
FBO Stanley Katz
Attn:  Gary Spagnoli
One New York Plaza
New York, NY  10004-1901

Auckland Trust Company Ltd.                      5.73%
Level 6 128 Broadway New Market
P.O. Box 1822
Auckland, New Zealand

INTERNATIONAL EQUITY PORTFOLIO

Connecticut General Life Insurance Co.           33.61%
One Commercial Plaza
280 Trumbull Street
Attn:  Liz Pezda H-19-B
P.O. Box 2975

Hartford, CT  06104-2975
Merrill Lynch for the Sole                       9.62%
Benefit of its Customers
Attn:  Fund Admin. LZSYX
4800 Deer Lake Dr. East, 2nd Fl
Jacksonville, FL  32246-6486

Smith Barney 401K Advisor GR TR                  5.19%
Smith Barney Corporate Trust Co.
DTD 01/01/1998 Pl. Val Scvcs
2 Tower Center
P.O. Box 1063
East Brunswick, NJ  08816-1063

INTERNATIONAL SMALL CAP PORTFOLIO

Thomas J. Kohout Trustee                         32.95%
Thomas J. Kohout Trustee Rev. Trust
U/A 12/16/77 Restated 10/09/98
1910 East Bay Tree Circle
Lakeside Val Vista Estates
Gilbert, AZ  85234-4938

Lazard Freres & Co. LLC                          18.38%
Dr. Sidney Harman 1987
Revocable TR U/A/D 10/17/94
Sidney Harman TTEE
Dressler & Associate Inc.
10390 Santa Monica Blvd. 360
Los Angeles, CA  90025-5091

Lazard Freres & Co. LLC                          8.25%
Bitterroot Enterprises Inc.
Attn:  Joseph L. Fey
P.O. Box 7048
Wilmington, DE  19803-0048

Bear, Stearns Securities Corp.                   6.88%
FBO 614-86172-17
1 Metrotech Center North
Brooklyn, NY  11201-3870

EMERGING MARKETS PORTFOLIO

Charles Schwab & Co. Inc.                        36.89%
Special Custody Account
for Benefit of Customers
Attn:  Mutual Fund
101 Montgomery Street
San Francisco, CA  94104

BNY Clearing Services LLC                        9.26%
Wendel & Co. 314491
111 East Kilbourn Avenue
Milwaukee, WI  53202-6633

Aetna Trust Co. Custodian                        6.29%
FBO Valuation Unit TN41
UA DTD 7/5/2000
151 Farmington Avenue
Hartford, CT  06156-0001

Lazard Freres & Co. LLC                          5.80%
Cambridge International LLC
c/o Theodore H. Northrup
7109 Thorntree Hill Drive
Fayetteville, NY  13066-9790

FFB Registration                                 5.02%
6301 N. Western Avenue, Suite 210
Oklahoma City, OK  73118-1062


BOND PORTFOLIO
United Bible Society Pension                     7.19%
First Union National Bank TTEE
DTD 3/5/98  Acct. 2541530055
1525 W. WT Harris Blvd. #1151
Charlotte, NC  28262-8522

Lazard Freres & Co. LLC                          6.34%
Carol Ann Merritt
29 Goodwood Road
Sag Harbor, NY  11963-1241

Lazard Freres & Co. LLC                          5.20%
Camp Vacamas Inc.
Attn: Michael Friedman
Executive Director
256 Macopin Road
West Milford, NJ  07480-3718

Lazard Freres & Co. LLC                          5.06%
Robert M. Vorsanger
IRA Rollover
Delaware Charter Trustee
10 Denman Court
Short Hills, NJ  07078-1522

HIGH YIELD PORTFOLIO

Dingle & Co.                                    80.24%
c/o Comerica Bank
Mutual Funds/MC 3446
P.O. Box 75000
Detroit, MI  48275-0001

Lazard Freres & Co. LLC                          7.96%
Vermont Yankee Nuclear Power
30 Rockefeller Plaza, 60th Floor
New York, NY  10112-0002

INTERNATIONAL FIXED-INCOME PORTFOLIO

CIBC World Markets Corp.                        88.87%
FBO 033-51492-17
P.O. Box 3484
Church Street Station
New York, NY  10008-3484

Smith Barney 401 K Advisor GR TR                 9.14%
Smith Barney Corporate Trust Co.
DTD 01/01/1998 Plan Val Scvcs
2 Tower Center
P.O. Box 1063
East Brunswick, NJ  08816-1063

STRATEGIC YIELD PORTFOLIO
Lazard Freres & Co. LLC                          9.23%
North Ottawa Community Hospital
Funded Depreciation Account
Attn:  Jim Davidson
1309 Sheldon Road
Grand Haven, MI  49417-2404


Wilmington Trust Co. CO-TTEE                     8.96%
For Christian M. Andrea-Lam
A/C 10893-5
P.O. Box 8882
Wilmington, DE  19899-8882

Lazard Freres & Co. LLC                          8.39%
North Ottawa Community Hospital
Retirement Income Plan
1309 Sheldon Road
Grand Haven, MI  49417-2404


                  A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

                  Certain of the shareholders are investment management clients of the Investment Manager that have entered into agreements with the Investment Manager pursuant to which the Investment Manager has investment discretion and voting power over any assets held in the clients' accounts, including shares of the Portfolios. For purposes of the list above, the Fund considers the Investment Manager to be a beneficial owner of Portfolio shares held in management accounts on behalf of its investment management clients.


                  Generally, all shares have equal voting rights and will be voted in the aggregate, and not by class, except where voting by Class is required by law or where the matter involved affects only one Class. As used in this Statement of Additional Information, the vote of a majority of the outstanding voting securities means, with respect to the Fund or a Portfolio, the vote of the lesser of (i) 67% of the shares represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be, are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.


                  Each share of the applicable Class of a Portfolio is entitled to such dividends and distributions out of the income earned on the assets belonging to that Portfolio as are declared in the discretion of the Fund's Board of Directors. In the event of the liquidation of a Portfolio, shares of each Class of the Portfolio are entitled to receive the assets attributable to such Class of that Portfolio that are available for distribution based upon the relative net assets of the applicable Class.

                  Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Fund.

                        COUNSEL AND INDEPENDENT AUDITORS

                  Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982.

                  Anchin, Block & Anchin LLP, 1375 Broadway, New York, New York 10018, are the independent auditors for the Fund.

                             ADDITIONAL INFORMATION

                  The Fund's Registration Statement, including the Prospectus, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or this Statement of Additional Information as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                  A special service is available to banks, brokers, investment advisers, trust companies and others who have a number of accounts in the Fund. In addition to the regular Statement of Account furnished to the registered holder after each transaction, a monthly summary of accounts can be provided. The monthly summary will show for each account the account number, the month-end share balance and the dividends and distributions paid during the month. For information on the special monthly summary of accounts, contact the Fund.

                                    APPENDIX

                                Rating Categories
           Description of certain ratings assigned by S&P and Moody's:

S&P

LONG-TERM

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

R
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

A-1
A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

LONG-TERM

AAA
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA
Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         Leading market positions in well-established industries.

         High rates of return on funds employed.

         Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

LAZARD FUNDS

       ANNUAL REPORT
   DECEMBER 31, 2000

================================================================================
THE LAZARD FUNDS, INC.

--------------------------------------------------------------------------------


BOARD OF DIRECTORS
------------------

JOHN J. BURKE            RETIRED; FORMER VICE CHAIRMAN AND DIRECTOR,
                         MONTANA POWER COMPANY

KENNETH S. DAVIDSON      PRESIDENT, DAVIDSON CAPITAL MANAGEMENT CORPORATION

NORMAN EIG               VICE CHAIRMAN AND MANAGING DIRECTOR,
                         LAZARD FRERES & CO. LLC

CARL FRISCHLING          SENIOR PARTNER, KRAMER, LEVIN, NAFTALIS & FRANKEL LLP

HERBERT W. GULLQUIST     VICE CHAIRMAN AND MANAGING DIRECTOR,
                         LAZARD FRERES & CO. LLC;
                         CHIEF INVESTMENT OFFICER, LAZARD ASSET MANAGEMENT

WILLIAM KATZ             PRESIDENT AND CHIEF OPERATING OFFICER,
                         BBDO WORLDWIDE NETWORK

LESTER Z. LIEBERMAN      PRIVATE INVESTOR

RICHARD REISS, JR.       MANAGING PARTNER, GEORGICA ADVISORS LLC

JOHN RUTLEDGE            PRESIDENT, RUTLEDGE & COMPANY


OFFICERS
--------

NORMAN EIG               CHAIRMAN OF THE BOARD

HERBERT W. GULLQUIST     PRESIDENT

DAVID M. GOLDENBERG      VICE PRESIDENT AND SECRETARY

BERNARD J. GRZELAK       TREASURER

================================================================================
THE LAZARD FUNDS, INC.

--------------------------------------------------------------------------------


TABLE OF CONTENTS                                                           PAGE

Investment Overview ........................................................   2
Growth Charts ..............................................................   9
Performance Tables .........................................................  15
Portfolios of Investments
  Lazard Equity Portfolio ..................................................  18
  Lazard Mid Cap Portfolio .................................................  20
  Lazard Small Cap Portfolio ...............................................  22
  Lazard Global Equity Portfolio ...........................................  25
  Lazard International Equity Portfolio ....................................  27
  Lazard International Small Cap Portfolio .................................  29
  Lazard Emerging Markets Portfolio ........................................  31
  Lazard Bond Portfolio ....................................................  33
  Lazard High Yield Portfolio ..............................................  37
  Lazard International Fixed-Income Portfolio ..............................  41
  Lazard Strategic Yield Portfolio .........................................  52
  Lazard Mortgage Portfolio ................................................  66
Notes to Portfolios of Investments .........................................  67
Statements of
  Assets and Liabilities ...................................................  72
  Operations ...............................................................  74
  Changes in Net Assets ....................................................  76
Financial Highlights .......................................................  82
Notes to Financial Highlights ..............................................  94
Notes to Financial Statements ..............................................  95
Report of Independent Auditors ............................................. 101
Tax Information (unaudited) ................................................ 102

================================================================================
THE LAZARD FUNDS, INC.
INVESTMENT OVERVIEW

--------------------------------------------------------------------------------

The year 2000 will be remembered as the beginning of the slowdown of one of the longest economic expansions in U.S. history. The economy's resilience was tested by six interest rate increases between June 1999 and May 2000 by the Federal Reserve and a sharp rise in energy prices. Those factors, as well as a very strong dollar, had a negative impact on corporate profits and ultimately impacted consumer confidence. By late in the year, the pressures of the economic slowdown were felt across the economy, but most significantly in the higher valuation technology sector. The initial losers in the technology sector were the vastly overvalued "dot-coms" that began their implosion in March. The protracted election did little to help matters and, by year-end, even technology bell-weathers such as Microsoft, Intel and Compaq were warning that financial results would not live up to expectations as demand for personal computers slowed.

It was the first year in over a decade that all three major indices (The Dow Jones Industrial Average(Reg. TM), the Standard & Poors (S&P) 500(Reg. TM) and the NASDAQ) finished the year in negative territory. The technology laden NASDAQ Index was down 32.7% for the fourth quarter and 39.3% for the year, reversing most of its gain from 1999 and making it the worst performing year since its inception in 1972. The broader markets, as measured by the S&P 500, suffered as well, giving up 7.8% for the fourth quarter and 9.1% for the year. International stocks, measured by the Morgan Stanley Capital International (MSCI(Reg. TM)) Europe, Australasia and Far East (EAFE(Reg. TM)) Index, were off 2.7% in the fourth quarter, and finished down 14.2% for the year. However, not all the news was bad. Investments in some of the blue chip sectors that were spurned in the past few years, such as drug companies, food and beverages and energy, fared well. In addition, traditional small and mid-sized U.S. companies rebounded from a difficult 1999, and the bond market posted positive returns as it provided a safe haven from the volatility of the equity markets.

The divergence between growth and value styles was dramatic in 2000. Value outperformed growth across all sectors and, in some cases, unwound the performance differential from 1999. The volatility of 2000 illustrates the importance of our investment style: choosing high-quality, financially productive companies with reasonable valuations. It was the traditional companies, as well as the less speculative, more financially productive stocks that triumphed in the end as fundamentals again became relevant. As a result, by year-end it was the long-ignored financial sector companies, consumer staples, healthcare and producer manufacturing names within the Portfolios that rose dramatically.

Despite the Portfolios having a lower allocation to technology and telecommunications than did the relevant indices, our investments in these sectors had the greatest drag on returns. Our telecommunications holdings were impacted by competitive pressures, which eroded the profitability of the older, capital intensive and fixed-cost companies. We believe that our holdings in technology will be the winners in this group over time, despite near-term volatility. Many of the technology companies have been sold off in the weakened economic environment, but all of the companies in our Portfolios are market leaders with strong cash flow and attractive relative valuations.

This past year marked the first time in 10 years that bonds outperformed stocks. Evidence of an economic slowdown and the weak equity environment made bonds look like a particularly attractive haven. However, within bond sectors, volatility was very high. Corporate bonds with weak earnings were impacted as severely as their equity counterparts. Municipal bonds did very well for the year as new supply was low and demand remained high. Going forward, investors should expect a favorable bond environment as economic weakness both in the U.S. and abroad forces central banks to lower interest rates.

For investors who got caught up in last year's new economy hype and had large positions in speculative companies, the year 2000 was devastating. The shift to a more rational investment environment based on company fundamentals, rather than the momentum that led the markets in 1999, is healthy. We believe that the Portfolios will benefit from investments in traditional companies that are industry leaders and well-positioned technology companies. The real winners in this marketplace should be old and new economy companies that use technology to increase productivity and profitability. We believe that our sharpened focus on analyzing company fundamentals will enable us to grow and preserve your assets over time. The year 2001 will be a

================================================================================
THE LAZARD FUNDS, INC.
INVESTMENT OVERVIEW (CONTINUED)

--------------------------------------------------------------------------------

year of transition away from the unrealistic expectations built over the past few years. Investors should expect more normalized returns from the capital markets; returns more in line with history than hype.

LAZARD EQUITY PORTFOLIO

Lazard Equity Portfolio Institutional Shares posted a total return of (2.64)%, while Open Shares posted a total return of (2.91)%, beating the (9.11)% return of the S&P 500 Index.

Our sizable allocations to the consumer, healthcare and insurance industries, which were detrimental to returns in 1999, were beneficial in 2000 as investors sought out profitable companies with proven business models. In the healthcare sector, we added to long-term pharmaceutical holdings when the group was pressured by concern over healthcare reform and patent expirations. Notably, Merck and Schering-Plough delivered strong results, driven by their existing drug pipelines, despite earlier warnings of slower growth.

The Portfolio was not immune to the sell-off in technology, which initially impacted more speculative stocks in the industry but eventually hurt even profitable, established technology companies. Although the slowing economy has kept many technology companies from achieving lofty goals set earlier in 2000, we believe the industry as a whole continues to benefit from strong secular trends and is becoming very financially productive. Also, while euphoria over the Internet triggered a bubble in some parts of technology in 1999, the bursting of that bubble has led to unwarranted declines in technology leaders with strong competitive positions. Consistent with our investment discipline, our technology and telecommunications holdings have strong cash flows and are attractively valued. We thus believe that the current environment has created opportunity and that, despite near-term volatility, our strategy will prevail, as we believe these holdings are poised to lead the group in the long-term.

LAZARD MID CAP PORTFOLIO

Lazard Mid Cap Portfolio Institutional Shares posted a total return of 22.44%, while Open Shares posted a total return of 22.00%, beating the 8.25% return of the Russell Midcap(Reg. TM) Index.

The Portfolio benefited from dramatic market rotation as our holdings in the finance, energy and consumer staples sectors rose strongly as investors sought out profitable companies with proven business models amid the overall market weakness. In 2000, as premium pricing improved and technology fell out of favor, our finance holdings such as Ambac and ACE surged. Even in the technology and telecommunications groups our holdings held up well due, in our opinion, to their solid valuations and proven business models. We maintained our holdings in 1999, as painful as it was, because we felt these companies' compelling valuations and demonstrated ability to generate strong returns on capital would, at some point, be rewarded. Technology and telecommunications holdings such as NCR Corp, Diebold and Cablevision contributed to strong performance.

Compared to its index, the Portfolio's relative underweight position in utilities hurt returns, as the defensive sector benefited from a flight to safety during the year. However, the Portfolio's positioning has been beneficial to returns over the past few years.

Companies will continue to seek to enhance their productivity by adopting new technologies that should result in more efficient product development, production, distribution, and customer relationship management. We seek to take advantage of the current market volatility and indiscriminate selling, by adhering to our disciplined investment philosophy.

LAZARD SMALL CAP PORTFOLIO

Lazard Small Cap Portfolio Institutional Shares posted a total return of 15.89%, while Open Shares posted a total return of 15.60%, beating the (3.02)% return of the Russell 2000(Reg. TM) Index.

The insurance sector provides a good example of how the dramatic rotation in market environment impacted the Portfolio. In 1999, small cap insurance stocks were one of the worst performing market sectors, as weak premium pricing impacted short-term earnings and investors feared disintermediation by internet companies. We maintained our holdings in 1999 because we felt these companies' compelling valuations and demonstrated ability to generate strong returns on capital would be rewarded. In 2000, as premium pricing improved


                                                                               3
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THE LAZARD FUNDS, INC.
INVESTMENT OVERVIEW (CONTINUED)

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and technology fell out of favor, our holdings such as Everest Re surged higher.

Healthcare stocks were also weak in 1999, only to rebound in 2000 as money flowed out of the technology sector. In addition to sector rotation, healthcare also benefited from a more positive Medicare funding environment. Energy stocks also rebounded last year, and our focus on natural gas producers paid off as gas prices rose sharply as a result of improving supply/demand fundamentals. Our relatively high weight in utilities and stock selection in the transportation sector negatively impacted returns.

While 2000 marked the end of the internet bubble, it is important to remember that the paradigm shift in the economy related to new technology is real. We believe companies will continue to seek to enhance their productivity by adopting new technologies that should result in more efficient product development, production, distribution, and customer relationship management. The Portfolio seeks to take advantage of the current market volatility and indiscriminate selling by adhering to our disciplined investment philosophy. Hence, we have constructed the Portfolio with what we believe are attractively-priced, financially productive companies that are leveraging the latest technologies to seek to maximize efficiency and shareholder returns.

LAZARD GLOBAL EQUITY PORTFOLIO

Lazard Global Equity Portfolio Institutional Shares posted a total return of (9.51)%, while Open Shares posted a total return of (9.72)%, beating the (13.18)% return of the MSCI World Index.

Global merger and acquisition activity sustained its pace in 2000 as companies continued to reshape themselves by strengthening their core businesses and disposing of their nonessential units. In the UK, SmithKline Beecham and Glaxo Wellcome agreed to form the world's largest pharmaceutical company, GlaxoSmithKline, to leverage their research and development capacity. In the financial sector, Dai-Ichi Kangyo Bank, Fuji Bank and Industrial Bank of Japan broke traditional keiretsu lines to merge and create one of the world's largest banks, Mizuho Holdings.

In the U.S., JPMorgan merged with Chase Manhattan Bank to compete with big investment houses. Meanwhile, in France, Vivendi, Seagram, and Canal Plus combined to form Vivendi Universal. Before year-end, the new entity disposed of its spirits operations and spun off its environmental businesses through an IPO to focus on the production and multi-access delivery of media content globally. In the food and beverages industry, Cadbury Schweppes, the UK-based confectionery and drinks group, bought Snapple, the non-carbonated soft drinks company, seeking to drive its return on equity higher by bolstering its beverage portfolio and more efficiently deploying capital.

Overall, stock selection in industrials, including Minnesota Mining and Manufacturing and United Technologies, and technology, including Alcatel, positively impacted performance. Additionally, stock selection in the United States, United Kingdom and Japan added to performance relative to the benchmark. Alternatively, stock selection in financials and utilities was detrimental to the Portfolio's performance.

Markets gyrate with changing sentiment and economic outlooks; however, we believe long-term performance is ultimately driven by valuations and corporate financial productivity. We will continue to construct a Portfolio of compellingly valued companies that are taking action to improve operating returns, and which we believe will outperform over a market cycle.

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Lazard International Equity Portfolio Institutional Shares posted a total return of (10.55)%, while the Open Shares posted a total return of (10.95)%, beating the (14.16)% return of the MSCI EAFE Index.

The Portfolio defended well in 2000 as rising energy prices, currency volatility, slowing economic growth and the dramatic end to the technology, media and telecommunications euphoria triggered losses in most global equity markets. Global merger and acquisition activity sustained its pace in 2000 as companies continued to reshape themselves by


4
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THE LAZARD FUNDS, INC.
INVESTMENT OVERVIEW (CONTINUED)

--------------------------------------------------------------------------------

seeking to strengthen their core businesses and disposing of their nonessential units. Examples that positively impacted the Portfolio included SmithKline Beecham and Glaxo Wellcome, who agreed to form the world's largest pharmaceutical company, GlaxoSmithKline, and Dai-Ichi Kangyo Bank, Fuji Bank and Industrial Bank of Japan, who broke traditional keiretsu lines to merge and create one of the world's largest banks, Mizuho Holdings.

Strong stock selection in France, Germany and Netherlands all contributed to strong performance. Stock selection in financials hurt the Portfolio as Japanese financial stocks struggled despite making significant corporate changes. Additionally, the Portfolio's relative underweight in Switzerland hurt the Portfolio.

We will continue to seek relative value opportunities among companies with strong competitive positions and the necessary strategic vision to excel, as we believe that the renewed emphasis on old-fashioned fundamental analysis will persist.

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

Lazard International Small Cap Portfolio Institutional Shares posted a total return of (4.44)%, while Open Shares posted a total return of (4.85)%, beating the (9.23)% return of the MSCI EAFE Small Cap Index.

The Portfolio's outperformance of its benchmark was quite diversified, as eight countries and eight sectors were represented in the Portfolio's top ten holdings. One of the top performers was Nobel Biocare, the Swedish manufacturer of dental implants. The company reported good results for the third quarter and announced the introduction of a breakthrough treatment for dental implants. Swedish Match, another top holding in the Portfolio, was also among the strongest performers. The Swedish maker of consumer products reported strong results for the third quarter and announced a positive outlook for the future.

Among the worst performing stocks was Gretag Imaging, the Swiss manufacturer of image processing equipment. The company announced a profit warning after it was forced to recall a recently introduced product. The company has taken swift action and we believe that most of the costs associated with the recall are behind them. In Japan, the Portfolio benefited from an underweight position, as the decline of the Yen and Japanese small caps helped the performance relative to its index.

We continue to monitor the Portfolio closely. As the markets fall, we continue to search for financially productive companies at attractive valuations with management focused on creating value for our shareholders.

LAZARD EMERGING MARKETS PORTFOLIO

Lazard Emerging Markets Portfolio Institutional Shares posted a total return of (29.53)%, while Open Shares posted a total return of (29.80)%, beating the (30.61)% return of the MSCI Emerging Markets (Free) Index.

Relative performance over the benchmark for 2000 came from positions such as ITC and Larsen & Toubro (both in India), on strong cigarette volume trends and a recovery in cement prices, respectively. Performance also came from the Indonesian tobacco company, Sampoerna, which performed well due to improving price and volume trends. Strong stock selection in financials and telecommunications services also helped performance.

Several positions that detracted from performance included positions in Infosys and Satyam (India), Grupo Televisa (Mexico) and Hyundai Electronics (South Korea). Despite being the best performing region, all of Latin America's equity markets fell over the fourth quarter. Argentinean shares fell the hardest as the economy came close to experiencing a serious crisis caused by the effects of maintaining a convertible currency. The Mexican market also fell, as investors became increasingly nervous about a possible hard economic landing in the U.S. given Mexico's close economic dependency. Brazilian stocks performed less poorly amid continued signs of good economic health.

We believe the current renewed emphasis on individual company fundamentals should persist because, in the long run, a company's worth is determined by its sustainable financial productivity.

LAZARD BOND PORTFOLIO

Lazard Bond Portfolio Institutional Shares posted a total return of 7.53% while Open Shares posted a total return of 7.25%, trailing the 10.12% return of the Lehman Intermediate Government/Corporate Bond Index.


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THE LAZARD FUNDS, INC.
INVESTMENT OVERVIEW (CONTINUED)

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The U.S. economy began 2000 exhibiting strong economic growth, driving the
Federal Reserve to tighten monetary policy with a series of rate hikes in the first half of 2000. Rates were increased a total of three times, the last a 50 basis point move in early May. Long-term yields declined, spurred by a large budget surplus and expectations that government debt retirement would lead to an appreciation in the 30-year Treasury bond. Together, tight monetary policy and falling long-term yields caused a severe inversion of the U.S. yield curve that pushed risk premiums on non-government assets to historic highs. As a result, performance of most non-government sectors trailed Treasuries by a significant margin in 2000.

The Portfolio's allocation to asset-backed securities, the best performing high-grade sector in 2000, was a positive, and the Portfolio was also underweight in the U.S. investment grade corporate market, which underperformed other high-grade spread asset sectors as credit concerns mounted during the year. These were positives for relative performance, but an overweight in lower-rated investment grade corporate issuers was a negative, as risk aversion drew investors to higher rated bonds. The mortgage pass-through market was also somewhat weak in 2000, and the Portfolio's overweight in lower coupon mortgages, which were more susceptible to widening spreads during the first quarter, was a negative.

The high yield corporate sector suffered from a negative technical environment, as equity market volatility and outflows from high yield investors combined with credit concerns to create an environment where even fundamentally attractive issuers were punished severely for negative event news. This environment was particularly harsh for the Portfolio's high yield allocation, which emphasizes companies with proprietary or "niche" businesses that sometimes lack simple industry comparisons. The Portfolio also maintains a fairly sizable overweight of B-rated securities within its high yield allocation; these securities were out of favor in a risk-averse environment. Despite the pain endured in 2000, the Portfolio maintains positions in high yield issuers that we believe to be fundamentally attractive and that we believe are likely to rebound as the level of risk aversion begins to decline.

LAZARD HIGH YIELD PORTFOLIO

Lazard High Yield Portfolio Institutional Shares posted a total return of (15.19)% while Open Shares posted a total return of (15.54)%, trailing the (5.12)% return of the Merrill Lynch High Yield Master II Index.

The year 2000 was a difficult one for U.S. high yield markets. Strong economic growth early in the year prompted the Federal Reserve to tighten monetary policy, resulting in a series of rate hikes during the first half. As the year progressed, it became apparent that the economy was slowing down, raising recessionary concerns among investors. Market sentiment deteriorated further, as banks tightened their lending standards, and capital markets became increasingly difficult to access, resulting in increased refinancing risks for issuers in high yield markets. The market retreated as investors responded with a flight to quality, and large sustained outflows from investment funds softened the footing. The low point came in October and November, when the broad market declined more than 3% in two consecutive months. This environment was particularly harsh for the Portfolio's long-term high yield strategy, which emphasizes companies with proprietary or "niche" businesses that sometimes lack simple industry comparisons. The Portfolio also maintains a fairly sizable overweight of B-rated securities, which were out of favor in a risk-averse environment.

Despite the pain endured in 2000, the Portfolio maintains positions in issuers that we believe to be fundamentally attractive and that we believe are likely to rebound disproportionately as the level of risk aversion begins to decline. As year-end approached, the risk compensation available was near historic levels, providing attractive opportunities for the future. An improvement in market liquidity, prompted by a reversal of the Fed's tight monetary policy, should greatly benefit the Portfolio in 2001.

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO

Lazard International Fixed-Income Portfolio Institutional Shares posted a total return of (4.70)% while Open Shares posted a total return of (4.92)%, trailing the (2.63)% return of the Salomon World Government Bond Index Ex-U.S.


6
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THE LAZARD FUNDS, INC.
INVESTMENT OVERVIEW (CONTINUED)

--------------------------------------------------------------------------------

European fixed income markets felt the pull of tighter monetary policy in 2000 as the European Central Bank raised rates six times during the year, for a total of 1.75%. Although the impact in Europe was muted relative to the U.S., risk premiums on non-government assets widened significantly during the year, as markets tried to decide whether monetary tightening would lead to an economic soft landing or something worse.

As in the U.S., credit risk remained of paramount concern to bond investors. Yield spreads on investment grade corporate bonds, which had remained stable through the summer and early fall, widened sharply as a result of a slew of telecommunications downgrades and a chilling of investor appetites. Broad market corporate spreads widened from less than 100 to nearly 125 basis points during the second half. While this trend was somewhat negative for the Portfolio's corporate bond positions, rigorous credit analysis allowed us to avoid exposure to adverse events, providing some insulation. Several active measures reduced the impact of spread widening in Europe: an allocation to long-term U.K. corporate bonds performed well, as changes in U.K. regulatory guidelines spurred demand from pension fund investors, and the Portfolio's allocation to Danish mortgages also provided a positive contribution to relative performance. While risks are heightened relative to a year ago, we continue to see much opportunity in the blossoming Euro non-government market.

The difficult credit environment was particularly unkind to the European high yield market, where volatile equity markets and a weak telecommunications sector pulled the group down. October and November marked the depths of the high yield market in Europe, with the broad market declining more than 6% in each month. The Portfolio's emphasis on upper tier industrial issuers and its cautious approach to the telecommunication sector paid off, as the Portfolio's European high yield positions outperformed the broad market by a wide margin. As year-end approached, the risk compensation available in global high yield markets was near historic levels, providing attractive opportunities for the future.

While local currency emerging markets were soft in 2000, the Portfolio's strategy of maintaining a highly diversified allocation across roughly 25 to 30 countries again paid off. While broad emerging market local currency indices offered only modest returns, the combination of a high level of diversification, hedging of embedded developed currency exposure, and strong country selection drove the Portfolio's local currency allocation to significant outperformance.

Looking ahead, easing of monetary policy by the U.S. Federal Reserve is generally very positive for emerging markets, resulting in cheaper commodities and reduced refinancing risk. It should also take some pressure off of the U.S. high yield market by improving liquidity.

LAZARD STRATEGIC YIELD PORTFOLIO

Lazard Strategic Yield Portfolio Institutional Shares posted a total return of 1.12% while Open Shares posted a total return of 0.71%, trailing the 6.43% return of the One Month LIBOR USD Fixed Index.

The year 2000 was a difficult one for corporate high yield markets. Strong U.S. economic growth early in the year prompted the Federal Reserve to tighten monetary policy, resulting in a series of rate hikes during the first half. As the year progressed, it became apparent that the economy was slowing down, raising recessionary concerns among investors. Market sentiment deteriorated further, as banks tightened their lending standards, and capital markets became increasingly difficult to access, resulting in increased refinancing risks for issuers in high yield markets. The market retreated as investors responded with a flight to quality, and large sustained outflows from investment funds softened the footing. The low point came in October and November, when the broad market declined more than 3% in two consecutive months. This environment was particularly harsh for the Portfolio's long-term high yield strategy, which emphasizes companies with proprietary or "niche" businesses that sometimes lack simple industry comparisons. The Portfolio also maintains a fairly sizable overweight of B-rated securities, which were out of favor in a risk-averse environment.

The difficult environment in U.S. high yield also spilled over to Europe, where volatile equity markets and a weak telecom sector pulled the European high yield market down. The Portfolio's emphasis on


                                                                               7
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THE LAZARD FUNDS, INC.
INVESTMENT OVERVIEW (CONCLUDED)

--------------------------------------------------------------------------------

upper tier industrial issuers and its cautious approach to the telecommunications sector paid off, as the Portfolio's European high yield positions outperformed the broad market by a wide margin. We will also continue to look for opportunities to increase exposure to high yield if the market continues to exhibit a meaningful turnaround.

Yield spreads on European investment grade corporate bonds also widened sharply, as a result of telecommunications downgrades and a chilling of investor appetites. While this trend was somewhat negative for the Portfolio's corporate bond positions, rigorous credit analysis allowed us to avoid exposure to adverse events, providing some insulation. Several active measures helped to mute the impact of general spread widening in Europe: an allocation to long-term U.K. corporate bonds performed well, as changes in U.K. regulatory guidelines spurred demand from pension fund investors, and the Portfolio's allocation to Danish mortgages also provided a positive contribution to relative performance. The allocation to developed non-U.S. markets was reduced mid-year and re-deployed into floating rate U.S. asset backed securities, greatly reducing the Portfolio's exposure to interest rate risk in a volatile market and adding a floating rate asset class which is more aligned with short-term interest rates. While local currency emerging markets were soft in 2000, the Portfolio's strategy of maintaining a highly diversified allocation across roughly 25 to 30 countries again paid off. While broad emerging market local currency indices offered only modest returns, the combination of a high level of diversification, hedging of embedded developed currency exposure, and strong country selection drove the Portfolio's local currency allocation to significant outperformance.

NOTES TO INVESTMENT OVERVIEW:

All returns are for the year ended December 31, 2000. The performance for the relevant indices are for the comparable period. Portfolio returns are net of fees and assume reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio have been waived and/or reimbursed by the Investment Manager and/or the Administrator; without such waiver/reimbursement of expenses, the Portfolio's total return would have been lower.

Portfolio composition is subject to change.

Past performance is not indicative, nor a guarantee, of future results.

8
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THE LAZARD FUNDS, INC.
GROWTH CHARTS

--------------------------------------------------------------------------------

THE PERFORMANCE DATA CONTAINED IN THE GROWTH CHARTS IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN A PORTFOLIO UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


LAZARD EQUITY PORTFOLIO

Lazard Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively large U.S. companies with market capitalizations in the range of the S&P 500(R) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


                        COMPARISON OF $10,000 INVESTMENT
             IN THE INSTITUTIONAL SHARES OF LAZARD EQUITY PORTFOLIO,
                     S&P 500 INDEX, S&P/BARRA VALUE(R) INDEX
                      AND RUSSELL 1000(R) VALUE INDEX

            [Data below represents line chart in the printed piece]

         LAZARD EQUITY       S&P 500     S&P/BARRA     RUSSELL 1000
           PORTFOLIO          INDEX     VALUE INDEX    VALUE INDEX
         -------------       -------    -----------    -----------
Dec-90       10000           10000         10000         10000
Jan-91       10399           10435.5       10473         10450.3
Feb-91       11170.9         11181.8       11155.8       11145.1
Mar-91       11292.3         11452.7       11257.4       11310
Apr-91       11274.5         11479.8       11346.3       11393.7
May-91       11631.2         11975         11887.5       11818.7
Jun-91       11100.5         11426.5       11296.7       11321.1
Jul-91       11622.7         11959.1       11745.2       11794.9
Aug-91       12111           12242.4       11915.5       12009.7
Sep-91       11945.3         12037.6       11790.4       11921.4
Oct-91       12084.9         12199.3       11962.5       12118.9
Nov-91       11448           11707.8       11295         11497
Dec-91       12753.3         13046.9       12256.2       12460.5
Jan-92       12887.7         12803.8       12256.2       12480.2
Feb-92       13228.7         12969.6       12505         12785.8
Mar-92       12825.7         12717.3       12308.7       12600.4
Apr-92       12767.2         13090.7       12909.3       13142.9
May-92       12746.5         13154.9       12945.5       13208.5
Jun-92       12238.7         12959.1       12839.3       13126.2
Jul-92       12587.7         13488.5       13302.8       13633.2
Aug-92       12234.5         13212.4       12917         13216.1
Sep-92       12421.5         13367.6       13059.1       13399
Oct-92       12630.4         13413.8       12954.7       13411.5
Nov-92       13234.8         13870.5       13305.7       13851.5
Dec-92       13423.8         14040.7       13546.6       14181.5
Jan-93       13676.7         14158.1       13920.5       14593.3
Feb-93       13834.8         14351         14400.7       15107.3
Mar-93       14435.3         14653.8       14798.2       15552.5
Apr-93       14141.9         14299.7       14739         15353.3
May-93       14511.6         14682.2       15014.6       15661.9
Jun-93       14596.1         14725.2       15212.8       16007.2
Jul-93       14624.9         14666         15401.4       16186.2
Aug-93       15168.2         15222.4       16005.2       16770.6
Sep-93       15146.5         15105.7       15998.8       16797.3
Oct-93       15761           15418.2       16085.6       16785.7
Nov-93       15641           15271.3       15797.9       16439.3
Dec-93       15923           15455.9       16066.8       16751.6
Jan-94       16725.5         15981.4       16815.8       17385.5
Feb-94       16507.7         15547.7       16207.4       16790.9
Mar-94       15785.4         14869.8       15540.8       16166.3
Apr-94       16049.1         15060.4       15868.1       16476.3
May-94       16239.4         15307.6       16130.7       16666.2
Jun-94       15860.7         14932.4       15684.5       16267
Jul-94       16419           15422.8       16214.6       16773.1
Aug-94       17155.9         16055.1       16673         17255
Sep-94       16879.6         15662.6       16086.1       16682.3
Oct-94       17117.1         16014.5       16436.3       16914.8
Nov-94       16505.3         15431.2       15770.3       16231.5
Dec-94       16596.4         15660.1       15964         16418.4
Jan-95       16874           16066.2       16396.3       16923.8
Feb-95       17610.3         16692.2       17033         17593
Mar-95       18105.2         17184.8       17502.6       17979
Apr-95       18609.8         17690.9       18078.8       18547.1
May-95       19384.7         18398         18883.1       19327.8
Jun-95       19990.1         18825.4       19026.4       19589.6
Jul-95       20749           19449.7       19681.9       20271.6
Aug-95       21064.9         19498.5       19849.9       20558
Sep-95       21793.8         20321.3       20540.3       21301.4
Oct-95       21647.9         20248.8       20220.5       21089.8
Nov-95       22647.9         21137.7       21280.3       22158.1
Dec-95       22851.3         21544.8       21870.2       22714.9
Jan-96       23638.8         22278.2       22524.9       23422.7
Feb-96       24308.2         22484.7       22736.2       23599.8
Mar-96       24505.1         22701.2       23268.5       24000.9
Apr-96       25030.8         23035.9       23505.4       24093.1

May-96       25329.1         23630         23859.6       24394.3
Jun-96       25071.5         23720         23744.3       24414.3
Jul-96       23707.6         22672         22742.6       23491.7
Aug-96       24510.1         23150.2       23370.3       24163.5
Sep-96       25394.2         24453.1       24371.2       25124
Oct-96       26003.2         25127.5       25197.4       26095.3
Nov-96       27757.7         27026.9       27125         27987.5
Dec-96       27401.4         26491.5       26680.2       27630.4
Jan-97       28711.6         28146.7       27910.1       28969.9
Feb-97       29053.4         28367.3       28113.8       29395.4
Mar-97       27971           27201.7       27152.3       28338.4
Apr-97       28811.3         28825.7       28170.6       29528.9
May-97       30835           30580.6       29937.4       31178.4
Jun-97       31847.4         31950.6       31081         32515.9
Jul-97       34233.8         34492.9       33567.5       34962.1
Aug-97       33037.3         32560.6       32050.3       33716.4
Sep-97       34473.1         34343.9       33928.4       35754.2
Oct-97       32500.7         33196.9       32681.5       34755.2
Nov-97       33597.5         34733.5       33927.4       36291.8
Dec-97       34286.1         35329.9       34680.6       37351.1
Jan-98       34234.7         35720.7       34252.9       36822.6
Feb-98       36688.6         38296.8       36822.2       39301.5
Mar-98       38850.8         40258         38687.3       41705.2
Apr-98       39142.5         40663         39145.4       41984.2
May-98       38113.1         39963.6       38594.6       41361.6
Jun-98       38802.9         41586.9       38887.5       41891.8
Jul-98       37801.8         41142         38043.6       41152.4
Aug-98       31817.8         35185.4       31926.2       35028.1
Sep-98       32975.9         37442.6       33866.1       37038.8
Oct-98       36501.1         40492.3       36518.8       39907.8
Nov-98       38727.6         42948.1       38421.1       41767.1
Dec-98       40220.2         45427.1       39770.4       43188.8
Jan-99       41145.2         47319.1       40573.8       43533.9
Feb-99       39758.7         45849.9       39700.2       42919.6
Mar-99       40720.4         47686.1       40903.5       43807.6
Apr-99       43236.1         49534         44429.8       47899.3
May-99       42698.7         48364.5       43644.8       47372.9
Jun-99       44603.9         51048.7       45321.1       48748.1
Jul-99       43363.9         49455         43927.5       47320.8
Aug-99       41776.8         49207.7       42816.1       45564.7
Sep-99       39742.3         47858.4       41140.8       43972.2
Oct-99       41645.1         50887.4       43463.1       46503.2
Nov-99       41607.7         51921.9       43208.5       46139.6
Dec-99       41919.7         54980.1       44831.8       46362.4
Jan-00       40528.4         52217.9       43405.2       44850.1
Feb-00       38678.7         51229.5       40693.3       41517.7
Mar-00       41880.9         56241.3       44936.4       46583.3
Apr-00       41085.2         54545.8       44635.8       46041.1
May-00       41303.7         53426.5       44775         46526.4
Jun-00       40488.8         54743.5       43006.4       44400.1
Jul-00       40070.6         53888.9       43867         44956
Aug-00       42271.6         57232.2       46807.8       47457.3
Sep-00       40278.5         54213.2       46796.6       47892.1
Oct-00       42088.2         53984         47670.7       49068.3
Nov-00       39647.1         49727.9       45231.4       47246.9
Dec-00       40812.8         49970.6       47559         49613.9


LAZARD MID CAP PORTFOLIO

Lazard Mid Cap Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of medium-size U.S. companies with market capitalizations in the range of the Russell Midcap(R) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


        COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF
 LAZARD MID CAP PORTFOLIO, RUSSELL MIDCAP INDEX AND RUSSELL MIDCAP VALUE INDEX


            [Data below represents line chart in the printed piece]


        LAZARD MID CAP  RUSSELL MIDCAP  RUSSELL MIDCAP
          PORTFOLIO        INDEX         VALUE INDEX
        --------------  -------------   --------------
           10000           10000            10000
11/4/97    9990            10033.3          10166.9
Dec-97     10274.7         10309.2          10555.9
Jan-98     10284.7         10115.4          10350.8
Feb-98     11145.9         10906.4          11042.3
Mar-98     11656.6         11423.4          11610.8
Apr-98     11696.7         11452            11546
May-98     11115.9         11097.5          11276.3
Jun-98     10915.8         11251.2          11312.2
Jul-98     10174.6         10714.6          10738.7
Aug-98     8674.86         9000.83          9228.75
Sep-98     9095.59         9583.37          9767.24
Oct-98     9536.73         10236.9          10399.8
Nov-98     10128           10721.6          10765.2
Dec-98     10650.1         11350.4          11092.4
Jan-99     10538.3         11330.9          10833.9
Feb-99     10222.1         10954            10595.7
Mar-99     10425.5         11297.2          10747
Apr-99     11342           12131.7          11764.9
May-99     11474.7         12096.9          11814
Jun-99     11739.2         12523.9          11948.7

Jul-99     11199.2         12179.5          11649.6
Aug-99     10476.2         11864.8          11247
Sep-99     10026.3         11447.7          10677.7
Oct-99     10445.8         11990.3          10992.8
Nov-99     10722           12335.2          10791.2
Dec-99     11116.5         13420.2          11080.3
Jan-00     10219.5         12976            10417.5
Feb-00     10642.6         13973.3          9981.89
Mar-00     11797.7         14773.5          11192
Apr-00     11643.1         14074.3          11236.8
May-00     11838.7         13701.6          11429.9
Jun-00     11674.2         14106.9          11003.9
Jul-00     11612.3         13948.6          11261.1
Aug-00     12732.3         15285.4          11951.5
Sep-00     12876.2         15067.6          12065.9
Oct-00     13258.6         14835            12295.2
Nov-00     12769.4         13499.8          12134.9
Dec-00     13612.2         14527.2          13205.2



     PAST PERFORMANCE IS NOT INDICATIVE, NOR A GUARANTEE, OF FUTURE RESULTS.

================================================================================
THE LAZARD FUNDS, INC.
GROWTH CHARTS (CONTINUED)

--------------------------------------------------------------------------------

LAZARD SMALL CAP PORTFOLIO

Lazard Small Cap Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000(R) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


       COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF
  LAZARD SMALL CAP PORTFOLIO, RUSSELL 2000 INDEX AND RUSSELL 2000 VALUE INDEX


            [Data below represents line chart in the printed piece]

           LAZARD SMALL CAP  RUSSELL 2000   RUSSELL 2000
              PORTFOLIO         INDEX           VALUE
           ----------------  -----------    ------------
10/30/91       10000           10000           10000
Nov-91         9720            9537.2          9594.2
Dec-91         10453.5         10300.4         10216.3
Jan-92         11316.3         11135.7         11070.9
Feb-92         11827.9         11460.8         11599
Mar-92         11827.9         11073           11472.8
Apr-92         11547           10684.3         11313.9
May-92         11557           10826.4         11621.5
Jun-92         10955.1         10317.7         11245.2
Jul-92         11256.1         10676.3         11668.8
Aug-92         10935.1         10374.4         11441.4
Sep-92         11015.3         10613.3         11657.4
Oct-92         11547           10948.2         11929.5
Nov-92         12560.3         11786.7         12667.5
Dec-92         13041.3         12197           13192.9
Jan-93         13443.2         12609.5         13892.9
Feb-93         13563.7         12318.7         13948.4
Mar-93         14216.8         12718.3         14477.5
Apr-93         13885.2         12368.7         14129.6
May-93         14528.2         12915.7         14574
Jun-93         14920.1         12996           14711.4
Jul-93         15045.6         13175.4         14964
Aug-93         15925.8         13744.3         15548.8
Sep-93         16232.9         14132.2         15921.5
Oct-93         16386.4         14496.1         16286.1
Nov-93         16171.5         14023.8         15871.6
Dec-93         16965.6         14503           16338.6
Jan-94         17588.2         14957.4         16920.6
Feb-94         17599.3         14903.1         16871
Mar-94         16765.4         14118.2         16116
Apr-94         16743.2         14201.9         16274.4
May-94         16787.7         14042.1         16251.2
Jun-94         16598.7         13568.3         15829.4
Jul-94         16947.6         13791.4         16122
Aug-94         17926.5         14559.6         16756.1
Sep-94         17926.5         14510.2         16577.8
Oct-94         17641.9         14451.6         16273.7
Nov-94         16754.2         13867.6         15616.8
Dec-94         17310.3         14238.8         16085.4
Jan-95         17238           14059           16007.6
Feb-95         17973.8         14644.3         16600.3
Mar-95         18408.1         14895.3         16681.2
Apr-95         18794.1         15226.2         17177.3
May-95         19349           15488           17545.6
Jun-95         20217.5         16291.5         18145.1
7/1/95         21146.9         17229.9         18807.2
Aug-95         21255.6         17586.4         19365.9
Sep-95         21267.7         17900.5         19655.1
Oct-95         20047.9         17100           18870.1
Nov-95         20893.3         17818.3         19620
Dec-95         21036.4         18288.4         20227.8
Jan-96         21221           18268.6         20361.9
Feb-96         22012.3         18838.1         20681
Mar-96         22408           19221.4         21115.1
Apr-96         23283.4         20249.2         21691.1
May-96         24063.1         21047.2         22240.3
Jun-96         23375.9         20183           21977.6
Jul-96         21697.7         18420.2         20809.3
Aug-96         23098.4         19489.7         21712.2
Sep-96         23930.9         20251.4         22305
Oct-96         24142.3         19939.3         22563.7
Nov-96         25582.7         20760.8         23777.9
Dec-96         26070.4         21304.9         24549.7
Jan-97         26819.7         21730.6         24927
Feb-97         26720.8         21203.6         25163.6
Mar-97         25745.3         20203           24488.7
Apr-97         26494.6         20259.4         24848.7
May-97         29083.2         22513.3         26826.9
Jun-97         30426.2         23478.2         28184.6
Jul-97         31942.5         24570.6         29367.5
Aug-97         32621.2         25132.8         29833.8

Sep-97         34108.6         26972.3         31817.8
Oct-97         32765.6         25787.4         30952.7
Nov-97         32621.1         25620.5         31291.9
Dec-97         33384.9         26068.9         32352.7
Jan-98         33068.1         25657.5         31767.4
Feb-98         35436.1         27554.7         33687.8
Mar-98         36703.5         28691           35054.2
Apr-98         36803.5         28849.7         35227.3
May-98         34869.1         27295.8         33980.3
Jun-98         33784.7         27353.1         33788.3
Jul-98         31399.5         25138.9         31141.7
Aug-98         25144.7         20257.4         26264.6
Sep-98         25833.7         21842.8         27747.7
Oct-98         27326.9         22733.5         28571.6
Nov-98         28450           23924.5         29345
Dec-98         29172.6         25405           30265.2
Jan-99         28953.8         25742.6         29578.2
Feb-99         26875           23657.7         27558.9
Mar-99         26892.2         24027           27331.6
Apr-99         29793.8         26180.1         29826.7
May-99         31235.8         26562.3         30743.5
Jun-99         32374.4         27762.9         31856.8
Jul-99         31905           27001.1         31100.8
Aug-99         30105.5         26002.1         29964.1
Sep-99         29566.6         26007.3         29365.1
Oct-99         28098.7         26114.2         28777.5
Nov-99         28656.1         27672.1         28926.5
Dec-99         29687.8         30804.6         29815.2
Jan-00         28684.3         30310.2         29035.5
Feb-00         28291.3         35315.6         30810.2
Mar-00         30853.4         32987.3         30954.7
Apr-00         31121.8         31002.1         31137.9
May-00         30655.6         29195.3         30662.7
Jun-00         30906.1         31740.2         31558.7
Jul-00         31138.8         30719.1         32610.2
Aug-00         32815           33062.9         34068.9
Sep-00         32452.7         32090.9         33874.7
Oct-00         32833.7         30658.7         33754.4
Nov-00         31582.7         27511.6         33067.5
Dec-00         34407.2         29874.8         36620.6



LAZARD GLOBAL EQUITY PORTFOLIO

Lazard Global Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively large U.S and non-U.S companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI(R)) World Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


        COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF
              LAZARD GLOBAL EQUITY PORTFOLIO AND MSCI WORLD INDEX

             [Data below represents line chart in the printed piece]


          LAZARD GLOBAL    MSCI
            EQUITY         WORLD
           PORTFOLIO       INDEX
          ------------    --------
1/4/96       10000        10000
Jan-96       10010        10117.9
Feb-96       10170        10177.4
Mar-96       10310        10344.6
Apr-96       10430        10585.7
May-96       10460        10592.7
Jun-96       10530        10644.2
Jul-96       10160        10265.9
Aug-96       10290        10381.8
Sep-96       10620        10786.2
Oct-96       10720        10859.3
Nov-96       11570        11465.7
Dec-96       11578.4      11279.9
Jan-97       11550        11413.7
Feb-97       11749.8      11542.8
Mar-97       11679.2      11312.3
Apr-97       11911.2      11679.9
May-97       12451.4      12398.7
Jun-97       13215.2      13014.9
Jul-97       13717.5      13612.2
Aug-97       12974.6      12699.5
Sep-97       13780.2      13387.3
Oct-97       12900        12680.5
Nov-97       13131.5      12902.8
Dec-97       13345.5      13057.9
Jan-98       13592.2      13419.6
Feb-98       14500.6      14325.2
Mar-98       15442.7      14927.9
Apr-98       15610.9      15071.5
May-98       15644.5      14880.4
Jun-98       15779.1      15231.6
Jul-98       15768        15204.9
Aug-98       13454.9      13175
Sep-98       13193.3      13405.7

Oct-98       14349        14615.3
Nov-98       15211.4      15482.2
Dec-98       15627.3      16236.2
Jan-99       15864.8      16589.4
Feb-99       15412.7      16145.7
Mar-99       16043.7      16815.6
Apr-99       16828.8      17476.1
May-99       16401.4      16835.2
Jun-99       17221.5      17618
Jul-99       17150.8      17563.4
Aug-99       17049.1      17529.8
Sep-99       16762        17357.4
Oct-99       17298.4      18256.5
Nov-99       17537.1      18767.7
Dec-99       18193        20284.5
Jan-00       17206        19120.5
Feb-00       17030.5      19169.8
Mar-00       18154.6      20492.5
Apr-00       17556.2      19623.7
May-00       17468.4      19124.5
Jun-00       17730.8      19765.9
Jul-00       17317.7      19207.1
Aug-00       17691.7      19829.5
Sep-00       16826.2      18772.8
Oct-00       16851.5      18456
Nov-00       16035.9      17333.1
Dec-00       16462.4      17611.2



    PAST PERFORMANCE IS NOT INDICATIVE, NOR A GUARANTEE, OF FUTURE RESULTS.

================================================================================
THE LAZARD FUNDS, INC.
GROWTH CHARTS (CONTINUED)

--------------------------------------------------------------------------------

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Lazard International Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE(R)) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


        COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF
           LAZARD INTERNATIONAL EQUITY PORTFOLIO AND MSCI EAFE INDEX

             [Data below represents line chart in the printed piece]


                  LAZARD
              INTERNATIONAL       MSCI
                 EQUITY           EAFE
                PORTFOLIO        INDEX
              --------------    -------
10/29/91         10000          10000
Nov-91           9990           9533.13
Dec-91           10319.2        10025.6
Jan-92           10459.4        9811.65
Feb-92           10569.6        9460.46
Mar-92           10319.2        8835.87
Apr-92           10539.6        8877.43
May-92           11030.5        9471.63
Jun-92           10820.1        9022.68
Jul-92           10198.9        8791.76
Aug-92           10078.7        9343.19
Sep-92           9627.87        9158.69
Oct-92           9457.55        8678.28
Nov-92           9417.48        8759.94
Dec-92           9635.88        8805.25
Jan-93           9554.57        8804.12
Feb-93           9768.02        9070.12
Mar-93           10042.5        9860.73
Apr-93           10266.1        10796.5
May-93           10550.7        11024.6
Jun-93           10428.7        10852.6
Jul-93           10744.8        11232.5
Aug-93           11539.2        11838.8
Sep-93           11203.1        11572.3
Oct-93           11793.8        11929
Nov-93           11569.8        10886.3
Dec-93           12627.6        11672.3
Jan-94           13826.8        12659.2
Feb-94           13396.3        12624.1
Mar-94           12842.8        12080.4
Apr-94           13324.6        12592.9
May-94           13242.6        12520.6
Jun-94           12955.6        12697.6
Jul-94           13598.4        12819.7
Aug-94           14217          13123.2
Sep-94           13526.3        12709.8
Oct-94           13763.4        13133
Nov-94           12938.6        12501.9
Dec-94           12657.4        12580.1
Jan-95           12048.8        12096.8
Feb-95           12127.7        12062.1
Mar-95           12285.5        12814.4
Apr-95           12815.2        13296.3
May-95           12927.9        13137.8
Jun-95           13142.1        12907.4
Jul-95           13976.1        13711
Aug-95           13728.2        13188
Sep-95           14032.5        13445.5
Oct-95           13807          13084.1
Nov-95           13942.3        13448.1
Dec-95           14320.6        13989.9
Jan-96           14400.8        14047.4
Feb-96           14607          14094.9
Mar-96           14962.2        14394.3
Apr-96           15333.9        14812.7
May-96           15230.3        14540.2
Jun-96           15518.1        14622
Jul-96           15091.4        14194.6
Aug-96           15114.4        14225.7
Sep-96           15471.2        14603.7
Oct-96           15540.3        14454.3
Nov-96           16357.6        15029.4
Dec-96           16559.8        14836.1
Jan-97           16134.2        14316.9
Feb-97           16535.5        14551.1
Mar-97           16936.7        14603.8
Apr-97           16814.8        14681.3
May-97           17520.1        15636.6
Jun-97           18609.7        16499

Jul-97           19038.2        16765.9
Aug-97           17838.4        15513.9
Sep-97           19344.3        16383
Oct-97           18144.5        15123.7
Nov-97           18266.9        14969.5
Dec-97           18520.4        15100.1
Jan-98           18957.9        15790.2
Feb-98           20045          16803.3
Mar-98           21291.2        17320.7
Apr-98           21635.9        17457.8
May-98           22220.1        17373.1
Jun-98           21982.3        17505.1
Jul-98           22248.3        17682.6
Aug-98           19193.6        15491.9
Sep-98           18220.5        15017
Oct-98           19605.2        16582.3
Nov-98           20724.7        17431.9
Dec-98           21493.2        18119.4
Jan-99           21409.3        18065.9
Feb-99           20844.1        17635.3
Mar-99           21536.2        18371.6
Apr-99           22537.6        19115.9
May-99           21719.5        18131.5
Jun-99           22651.2        18838.5
Jul-99           23371.6        19398.6
Aug-99           23822.6        19469.4
Sep-99           23808.3        19665.4
Oct-99           24460.7        20402.1
Nov-99           24901          21110.7
Dec-99           26668.9        23005.4
Jan-00           24539.7        21543.7
Feb-00           24678.3        22123.7
Mar-00           25835          22982.1
Apr-00           24786.1        21772.7
May-00           24554.8        21240.9
Jun-00           25465.8        22071.6
Jul-00           24878.9        21146.3
Aug-00           24883.9        21329.8
Sep-00           23816.4        20291.2
Oct-00           23483          19811.9
Nov-00           22925.7        19069
Dec-00           23854.2        19746.8


LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

Lazard International Small Cap Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively small non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Small Cap Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


        COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF LAZARD INTERNATIONAL SMALL CAP PORTFOLIO AND MSCI EAFE SMALL CAP INDEX

             [Data below represents line chart in the printed piece]

               LAZARD         MSCI
            INTERNATIONAL     EAFE
             SMALL CAP      SMALL CAP
             PORTFOLIO        INDEX
           -------------   ----------
12/1/93       10000         10000
Dec-93        10872.5       10854.3
Jan-94        12082.8       12056.9
Feb-94        11882.7       12286.4
Mar-94        11162.6       12009.5
Apr-94        11042.5       12515.7
May-94        10992.5       12357.5
Jun-94        10712.5       12610.7
Jul-94        10912.5       12634.4
Aug-94        11352.6       12761
Sep-94        11002.5       12302.1
Oct-94        11092.6       12476.1
Nov-94        10612.5       11605.9
Dec-94        10382.4       11756.3
Jan-95        10072.3       11305.3
Feb-95        10012.3       11155
Mar-95        9782.26       11384.4
Apr-95        10002.3       11637.6
May-95        10272.4       11368.6
Jun-95        10362.4       11115.4
Jul-95        10752.5       11827.5
Aug-95        10652.5       11495.2
Sep-95        10962.5       11463.5
Oct-95        10532.4       11004.7
Nov-95        10502.4       11139.1
Dec-95        10567.7       11519
Jan-96        10738.7       11867
Feb-96        10829.2       11977.8
Mar-96        10969.9       12215.1
Apr-96        11412.3       12856
May-96        11492.8       12594.8
Jun-96        11533         12579.1
Jul-96        11130.8       11882.8
Aug-96        11482.7       11922.4

Sep-96        11553.1       11977.8
Oct-96        11643.6       11764.2
Nov-96        12186.6       11914.4
Dec-96        12221.5       11503.1
Jan-97        12385.4       11271
Feb-97        12621         11481.2
Mar-97        12426.3       11191.5
Apr-97        11985.8       10818.4
May-97        12556.1       11638
Jun-97        13124         11847.6
Jul-97        13010.4       11430.7
Aug-97        12618         10701.2
Sep-97        13351.2       10475.4
Oct-97        12711         9895.18
Nov-97        12308.2       9205.22
Dec-97        12254.2       8668.49
Jan-98        12526.7       9210.4
Feb-98        13679.8       10035.8
Mar-98        14780.5       10257.6
Apr-98        15440.9       10237.8
May-98        15786.8       10271.2
Jun-98        15314.8       9862.51
Jul-98        15115.7       9727.81
Aug-98        13341.1       8433.37
Sep-98        12315.2       8045.6
Oct-98        12657.5       8690.12
Nov-98        12753.7       9105.26
Dec-98        13179.7       9140.23
Jan-99        12949.1       9025.2
Feb-99        12787.2       8911.32
Mar-99        12996         9393.88
Apr-99        13642.6       10092.2
May-99        13399.8       9726.32
Jun-99        14047         10243.5
Jul-99        14601.8       10556.7
Aug-99        14853.7       10781
Sep-99        15017.1       10747.1
Oct-99        14866.2       10599.8
Nov-99        15412.4       10657.3
Dec-99        16616.1       10755.8
Jan-00        16662.6       10768.6
Feb-00        17204.8       11033.2
Mar-00        17534.4       11294.6
Apr-00        16734.4       10446
May-00        16510.1       10424.6
Jun-00        16804.7       11341.4
Jul-00        16440         10627.9
Aug-00        16786.9       11130.1
Sep-00        16442.2       10490.3
Oct-00        15871.7       9760.69
Nov-00        15480.5       9731.24
Dec-00        15878.3       9762.53




    PAST PERFORMANCE IS NOT INDICATIVE, NOR A GUARANTEE, OF FUTURE RESULTS.

================================================================================
THE LAZARD FUNDS, INC.
GROWTH CHARTS (CONTINUED)

--------------------------------------------------------------------------------

LAZARD EMERGING MARKETS PORTFOLIO

Lazard Emerging Markets Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.


        COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF
             LAZARD EMERGING MARKETS PORTFOLIO AND MORGAN STANLEY
          CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS (FREE) INDEX

             [Data below represents line chart in the printed piece]

           LAZARD EMERGING    MSCI EMERGING
              MARKETS        MARKETS (FREE)
             PORTFOLIO           INDEX
           ---------------   --------------
7/15/94        10000            10000
Jul-94         10210            10280
Aug-94         11300            11555.8
Sep-94         11660            11687.5
Oct-94         11580            11477.1
Nov-94         11320            10880.3
Dec-94         9860             10006.6
Jan-95         8640             8941.91
Feb-95         8420             8712.99
Mar-95         8400             8768.76
Apr-95         8650             9162.48
May-95         9160             9649.92
Jun-95         9140             9678.87
Jul-95         9490             9896.16
Aug-95         9370             9663.01
Sep-95         9460             9617.11
Oct-95         9040             9248.96
Nov-95         8920             9084.05
Dec-95         9280.04          9486.93
Jan-96         10163.9          10161.3
Feb-96         10244.2          9999.7
Mar-96         10244.2          10077.6
Apr-96         10897.5          10480.5
May-96         11269.2          10433.7
Jun-96         11168.7          10498.8
Jul-96         10676.6          9781.27
Aug-96         10867.4          10031.7
Sep-96         11168.7          10118.5
Oct-96         11048.2          9848.69
Nov-96         11369.6          10013.8
Dec-96         11472.7          10059
Jan-97         12240.3          10745.1
Feb-97         12762.2          11205.3
Mar-97         12639.4          10911
Apr-97         12772.4          10930.3
May-97         13189.1          11243.1
Jun-97         14164.6          11844.9
Jul-97         14143.8          12021.7
Aug-97         12597.6          10491.9
Sep-97         13178.8          10782.7
Oct-97         10770            9013.36
Nov-97         10252.5          8684.48
Dec-97         10343.9          8893.76
Jan-98         9781.73          8196.22
Feb-98         10625            9051.71
Mar-98         11243.4          9444.52
Apr-98         11175.9          9341.64
May-98         9837.95          8061.45
Jun-98         9276.2           7215.84
Jul-98         9535.01          7444.62
Aug-98         6649.72          5292.08
Sep-98         7088.6           5627.79
Oct-98         7684.75          6220.4
Nov-98         8247.27          6737.74
Dec-98         7914.91          6640.1
Jan-99         7356.11          6532.97
Feb-99         7344.34          6596.51
Mar-99         8404.5           7465.87
Apr-99         9293.28          8389.55
May-99         9020.05          8340.75
Jun-99         10103.4          9287.36
Jul-99         9818.45          9034.74
Aug-99         9640.73          9116.94
Sep-99         9286.73          8808.79
Oct-99         9446.27          8996.35
Nov-99         10657.3          9803.01
Dec-99         12330.5          11049.8
Jan-00         12007.5          11115.6
Feb-00         12100            11262.3
Mar-00         12158.1          11317.3

Apr-00         10902.2          10244.4
May-00         10418.1          9820.9
Jun-00         11282.3          10166.8
Jul-00         10659.7          9643.96
Aug-00         10820.7          9691.38
Sep-00         9898.76          8845.16
Oct-00         9253.56          8203.86
Nov-00         8331.9           7486.57
Dec-00         8689.34          7667.31



LAZARD BOND PORTFOLIO

Lazard Bond Portfolio seeks to build and preserve capital. The Portfolio invests in a range of bonds and other fixed-income securities, including mortgage-backed securities, asset-backed securities, municipal securities, corporate fixed-income securities and U.S. Government securities.


        COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF
 LAZARD BOND PORTFOLIO AND LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX

             [Data below represents line chart in the printed piece]

                                LEHMAN INTERMEDIATE
                LAZARD BOND    GOVERNMENT/CORPORATE
                 PORTFOLIO         BOND INDEX
                -----------    --------------------
11/12/91          10000             10000
Nov-91            10103.5           10114.8
Dec-91            10392.2           10361.8
Jan-92            10277.7           10268
Feb-92            10304.8           10308.6
Mar-92            10242.6           10268
Apr-92            10323.3           10358.3
May-92            10467             10518.8
Jun-92            10599.7           10674.5
Jul-92            10810.9           10886.8
Aug-92            10912.9           10995.7
Sep-92            11037.2           11145
Oct-92            10891.4           11000.4
Nov-92            10843.6           10958.5
Dec-92            10983.3           11105.3
Jan-93            11180.9           11321.3
Feb-93            11360.5           11499.8
Mar-93            11383.2           11545.5
Apr-93            11464.6           11638.5
May-93            11409.8           11612.6
Jun-93            11626             11794.9
Jul-93            11713.3           11823.8
Aug-93            11912             12011.3
Sep-93            11901.7           12061.2
Oct-93            11939.3           12093.4
Nov-93            11903.3           12026
Dec-93            11926.3           12081.1
Jan-94            12117.8           12215.2
Feb-94            11910.1           12034.6
Mar-94            11640.6           11836
Apr-94            11494.6           11755.5
May-94            11441.8           11763.3
Jun-94            11434.4           11765
Jul-94            11635.3           11934.3
Aug-94            11648.2           11971.6
Sep-94            11396.7           11861.5
Oct-94            11405.8           11859.9
Nov-94            11369.8           11806
Dec-94            11421.2           11847.8
Jan-95            11608.4           12047.5
Feb-95            11841.2           12297.4
Mar-95            11910.4           12367.8
Apr-95            12070.8           12520.4
May-95            12550.1           12899
Jun-95            12643             12985.4
Jul-95            12573.3           12987.2
Aug-95            12703.9           13105.5
Sep-95            12843.2           13200.4
Oct-95            13022.2           13347.5
Nov-95            13167.2           13522.9
Dec-95            13271.5           13664.6
Jan-96            13387.2           13782.5
Feb-96            13239             13620.7
Mar-96            13151.7           13550.5
Apr-96            13119.8           13502.6
May-96            13108.1           13492.4
Jun-96            13222.8           13635.8
Jul-96            13262.5           13676.3
Aug-96            13303.6           13687.1
Sep-96            13504.5           13877.8
Oct-96            13713             14123
Nov-96            13916.3           14309.2
Dec-96            13850.6           14217.5
Jan-97            13949.5           14272.8
Feb-97            13984.3           14300.1
Mar-97            13876.2           14201.4
Apr-97            14048.2           14368.2
May-97            14187.4           14487.5
Jun-97            14318.8           14619.8

Jul-97            14578.1           14917.2
Aug-97            14531.8           14842.2
Sep-97            14717.4           15014.8
Oct-97            14865.8           15181.1
Nov-97            14894.5           15214.6
Dec-97            15036.6           15336.3
Jan-98            15228             15537.2
Feb-98            15223.1           15525.3
Mar-98            15233.2           15575.1
Apr-98            15303.5           15653.3
May-98            15404.7           15768
Jun-98            15504.8           15868.8
Jul-98            15543.6           15924.6
Aug-98            15627.5           16174.6
Sep-98            15869.8           16580.6
Oct-98            15719             16564.2
Nov-98            15807             16562.9
Dec-98            15905             16629.2
Jan-99            16025.9           16720.5
Feb-99            15745.4           16474.7
Mar-99            15884             16597.7
Apr-99            15942             16648.7
May-99            15787.3           16520.5
Jun-99            15762.1           16532.7
Jul-99            15721.1           16517.3
Aug-99            15704.5           16530.5
Sep-99            15827.7           16684.3
Oct-99            15821.4           16727.7
Nov-99            15856.2           16748.4
Dec-99            15833.1           16693.5
Jan-00            15739             16632.5
Feb-00            15870.4           16769.5
Mar-00            15951.4           16944.6
Apr-00            15933.8           16905.6
May-00            15917.4           16932.7
Jun-00            16214             17231.4
Jul-00            16318.6           17362.5
Aug-00            16429.5           17567.7
Sep-00            16536.6           17727.5
Oct-00            16574             17808.3
Nov-00            16738.1           18050.2
Dec-00            17024.8           18382.8





     PAST PERFORMANCE IS NOT INDICATIVE, NOR A GUARANTEE, OF FUTURE RESULTS.

================================================================================
THE LAZARD FUNDS, INC.
GROWTH CHARTS (CONTINUED)

--------------------------------------------------------------------------------

LAZARD HIGH YIELD PORTFOLIO

Lazard High Yield Portfolio seeks maximum total return from a combination of capital appreciation and current income. The Portfolio invests primarily in high-yielding U.S. corporate fixed-income securities rated, at the time of purchase, below investment grade ("junk bonds").

        COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF LAZARD HIGH YIELD PORTFOLIO AND MERRILL LYNCH HIGH YIELD MASTER II INDEX

             [Data below represents line chart in the printed piece]

                                MERRILL LYNCH
          LAZARD HIGH YIELD      HIGH YIELD
              PORTFOLIO        MASTER II INDEX
          -----------------   ----------------
1/2/98         10000             10000
Jan-98         10222.3           10159.4
Feb-98         10473.7           10200.5
Mar-98         10715.9           10297.5
Apr-98         10848             10341.6
May-98         10849.7           10403.8
Jun-98         10879             10457.6
Jul-98         10969.3           10524.2
Aug-98         10353.9           9992.92
Sep-98         10147.8           10018.9
Oct-98         9801.8            9805
Nov-98         10227.2           10313.7
Dec-98         10290             10295.2
Jan-99         10421.1           10434.1
Feb-99         10484             10363.2
Mar-99         10604.1           10483.6
Apr-99         10774.3           10675.4
May-99         10661.8           10577.7
Jun-99         10652.2           10551.6
Jul-99         10624.5           10565.3
Aug-99         10448.2           10453.3
Sep-99         10377.1           10411.5
Oct-99         10311.4           10355.3
Nov-99         10522.8           10490.2
Dec-99         10592.8           10553.6
Jan-00         10550             10513.2
Feb-00         10593.2           10535.7
Mar-00         10370.8           10381
Apr-00         10273.3           10381.1
May-00         10122.8           10250.6
Jun-00         10234.2           10448.8
Jul-00         10259.4           10505
Aug-00         10224.5           10608.1
Sep-00         9988.37           10516.4
Oct-00         9444              10181.4
Nov-00         8848.08           9790.97
Dec-00         8984.34           10013.8



LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO

Lazard International Fixed-Income Portfolio seeks maximum total return from a combination of capital appreciation and current income. The Portfolio invests primarily in non-U.S. fixed-income securities of varying maturities. The Portfolio typically invests more than half of its total assets in corporate bonds, mortgage-related securities, asset-backed securities and zero coupon securities, and typically invests less than half of its total assets in foreign government obligations.


         COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF
                LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO AND
                   SALOMON WORLD GOVERNMENT BOND INDEX EX-US

             [Data below represents line chart in the printed piece]


               LAZARD           SALOMON
            INTERNATIONAL        WORLD
            FIXED-INCOME       GOVERNMENT
             PORTFOLIO      BOND INDEX EX-US
           --------------   ----------------
11/8/91        10000            10000
Nov-91         10036.5          10156
Dec-91         10394.5          10684.1
Jan-92         10093            10495
Feb-92         10106.3          10436.2
Mar-92         9966.71          10325.6
Apr-92         10027.9          10398.9
May-92         10311.9          10718.2
Jun-92         10507            11018.3

Jul-92         10664.4          11275
Aug-92         10974.1          11590.7
Sep-92         10958.8          11706.6
Oct-92         10712.3          11388.2
Nov-92         10536            11207.1
Dec-92         10606            11274.4
Jan-93         10780.4          11428.8
Feb-93         10985.4          11656.2
Mar-93         11184.5          11945.3
Apr-93         11550.9          12303.7
May-93         11746.6          12527.6
Jun-93         11625.3          12293.3
Jul-93         11657.8          12302
Aug-93         12045.5          12739.9
Sep-93         12228.8          12955.2
Oct-93         12212.1          12895.6
Nov-93         12132.2          12836.3
Dec-93         12267.5          12978.8
Jan-94         12353.8          13034.6
Feb-94         12323.5          13071.1
Mar-94         12412.5          13230.5
Apr-94         12389.6          13316.5
May-94         12309.3          13136.8
Jun-94         12613.8          13454.7
Jul-94         12603.2          13489.7
Aug-94         12505.1          13411.4
Sep-94         12749            13677
Oct-94         13068.7          14029.8
Nov-94         12838.6          13747.8
Dec-94         12779.1          13754.7
Jan-95         12966.2          14054.6
Feb-95         13374.6          14452.3
Mar-95         14465.5          15740.2
Apr-95         14872.2          16077.1
May-95         15226.3          16428.3
Jun-95         15311.4          16509.9
Jul-95         15316            16597.4
Aug-95         14508.6          15648.4
Sep-95         14894.1          16110
Oct-95         14998.8          16161.5
Nov-95         15108.8          16302.9
Dec-95         15255.6          16444.6
Jan-96         14986.2          16081.1
Feb-96         15010.8          16127.2
Mar-96         15014.5          16166.9
Apr-96         15035.6          16134.6
May-96         15090.4          16143.4
Jun-96         15176.3          16233.8
Jul-96         15569.4          16681.9
Aug-96         15659.8          16793.7
Sep-96         15684.6          16761.7
Oct-96         15935.7          17045
Nov-96         16132.2          17240.3
Dec-96         16097.2          17118.3
Jan-97         15456.4          16422.6
Feb-97         15337.2          16232.1
Mar-97         15190.8          16128.2
Apr-97         14886.4          15800.8
May-97         15387            16382.3
Jun-97         15580.3          16583.8
Jul-97         15203.8          16151
Aug-97         15175            16223.6
Sep-97         15550            16617.9
Oct-97         15729            16990.1
Nov-97         15405.9          16555.2
Dec-97         15199.7          16387.9
Jan-98         15267.3          16499.4
Feb-98         15514.2          16732
Mar-98         15269.2          16456
Apr-98         15603.6          16818
May-98         15492            16791.1
Jun-98         15459.4          16730.6
Jul-98         15507.4          16750.7
Aug-98         15443.8          17209.7
Sep-98         16339.5          18338.6
Oct-98         16949            19165.7
Nov-98         16740.5          18775.2
Dec-98         17205.9          19304
Jan-99         17076.9          19001.1
Feb-99         16482.8          18334.8
Mar-99         16530.6          18370
Apr-99         16514.2          18342.3
May-99         16192.2          17972.6
Jun-99         15853.3          17544.8
Jul-99         16370.1          18160.6
Aug-99         16441.6          18276.9
Sep-99         16703.1          18617.5
Oct-99         16751.5          18597.1
Nov-99         16572.3          18342.3
Dec-99         16703.5          18324.7
Jan-00         16047.1          17772.6
Feb-00         15849.7          17495.8
Mar-00         16342.6          18111.7
Apr-00         15619.4          17320.2
May-00         15783.5          17496.8
Jun-00         16129.6          17967.6

Jul-00         15783.6          17485.2
Aug-00         15535.8          17208.8
Sep-00         15469.8          17156.2
Oct-00         15072.5          16794.3
Nov-00         15288            17123.4
Dec-00         15917.9          17842.4


    PAST PERFORMANCE IS NOT INDICATIVE, NOR A GUARANTEE, OF FUTURE RESULTS.

================================================================================
THE LAZARD FUNDS, INC.
GROWTH CHARTS (CONCLUDED)

--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO

Lazard Strategic Yield Portfolio seeks total return from a combination of capital appreciation and current income. The Portfolio invests primarily in a wide variety of U.S. and non-U.S. fixed-income securities. The Portfolio typically invests approximately half of its total assets in investment grade corporate bonds, mortgage-related securities and asset-backed securities. The Portfolio typically invests the other half of its total assets in fixed-income securities rated below investment grade ("junk bonds"), emerging markets securities, structured notes, and local currency-denominated bonds.


        COMPARISON OF $10,000 INVESTMENT IN THE INSTITUTIONAL SHARES OF
                        LAZARD STRATEGIC YIELD PORTFOLIO
      AND ONE MONTH LONDON INTERBANK OFFERED RATE (LIBOR) USD FIXED INDEX

             [Data below represents line chart in the printed piece]

                                   ONE MONTH
                   LAZARD            LIBOR
               STRATEGIC YIELD     USD FIXED
                  PORTFOLIO          INDEX
               ---------------    -----------
10/1/91            10000             10000
Oct-91             10359.8           10041.8
Nov-91             10493.2           10084.2
Dec-91             10212.9           10119.7
Jan-92             10133.8           10154.3
Feb-92             10298.7           10189.6
Mar-92             10421.4           10225
Apr-92             10420.1           10257.9
May-92             10536.4           10291.5
Jun-92             10640.3           10324.6
Jul-92             10841.5           10353.1
Aug-92             10955.8           10382.7
Sep-92             11071.3           10409.8
Oct-92             10596.5           10437.6
Nov-92             10594             10473.9
Dec-92             10821.1           10502.3
Jan-93             11106.5           10529.2
Feb-93             11322.2           10556.8
Mar-93             11506             10584.3
Apr-93             11516.1           10611.5
May-93             11617.2           10639.8
Jun-93             11928             10667.6
Jul-93             12086             10695.4
Aug-93             12184.6           10723.4
Sep-93             12172.4           10751.5
Oct-93             12354.4           10779.6
Nov-93             12391.5           10811.1
Dec-93             12508.8           10840
Jan-94             12759.9           10867.8
Feb-94             12574.3           10899.6
Mar-94             12322             10932.5
Apr-94             12151.3           10968.3
May-94             12146.9           11007.6
Jun-94             12057             11048.5
Jul-94             12191.7           11089.2
Aug-94             12357.7           11133.3
Sep-94             12288.5           11179.1
Oct-94             12258.5           11225.2
Nov-94             12315.9           11280.3
Dec-94             12216.5           11335.2
Jan-95             12206.5           11391.2
Feb-95             12267.8           11447.8
Mar-95             12329.6           11504.7
Apr-95             12613.8           11561.3
May-95             12959.5           11618.1
Jun-95             13033.5           11675.8
Jul-95             13135.4           11731.6
Aug-95             13276.8           11787.6
Sep-95             13399.8           11843.8
Oct-95             13492.7           11899.9
Nov-95             13663.8           11957.6
Dec-95             13873.3           12012.9
Jan-96             14155.6           12066
Feb-96             14102.5           12118.2
Mar-96             14205.9           12171.8
Apr-96             14340.3           12225
May-96             14478.1           12279.1
Jun-96             14643             12333.7
Jul-96             14732.3           12388.2
Aug-96             14891.4           12443
Sep-96             15216.8           12498
Oct-96             15387             12552.7
Nov-96             15619.5           12609.4
Dec-96             15780.6           12665.8
Jan-97             15977.2           12721.8
Feb-97             16135.3           12778
Mar-97             16052.2           12837.1

Apr-97             16140.6           12896.4
May-97             16338.9           12956
Jun-97             16499.2           13015.8
Jul-97             16611.4           13075.3
Aug-97             16526.9           13135.4
Sep-97             16702.1           13195.8
Oct-97             16487.4           13256.1
Nov-97             16582.4           13320.3
Dec-97             16618.3           13382.2
Jan-98             16761.2           13443.4
Feb-98             16926.1           13505.5
Mar-98             17145.9           13567.9
Apr-98             17241.6           13630.2
May-98             17234.2           13692.9
Jun-98             17199.7           13755.8
Jul-98             17423.3           13819
Aug-98             16550.4           13882.5
Sep-98             16550.4           13942.9
Oct-98             16326.3           14002.5
Nov-98             16644.7           14066.5
Dec-98             16742.1           14124.4
Jan-99             16901.1           14181.2
Feb-99             16942.3           14238.3
Mar-99             17112.6           14295.6
Apr-99             17341.1           14352.6
May-99             17191.9           14410.3
Jun-99             17301.4           14469.4
Jul-99             17249.5           14530.2
Aug-99             17160.7           14593.7
Sep-99             17122.1           14657.9
Oct-99             17179.3           14722.6
Nov-99             17371.3           14799.8
Dec-99             17564.2           14869.9
Jan-00             17550.1           14940.8
Feb-00             17723.8           15011.6
Mar-00             17760.4           15086.7
Apr-00             17738.3           15162.4
May-00             17645.4           15244
Jun-00             17791.3           15325.6
Jul-00             17956.8           15407.6
Aug-00             18021.4           15490
Sep-00             17913.3           15573
Oct-00             17744.2           15656.5
Nov-00             17589.8           15742.9
Dec-00             17760.8           15826.5



    PAST PERFORMANCE IS NOT INDICATIVE, NOR A GUARANTEE, OF FUTURE RESULTS.

================================================================================
THE LAZARD FUNDS, INC.
PERFORMANCE TABLES

--------------------------------------------------------------------------------

THE PERFORMANCE DATA CONTAINED IN THE PERFORMANCE TABLES IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN A PORTFOLIO UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                                     AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000
                                                 ------------------------------------------------------------------------
                                                                           INSTITUTIONAL SHARES
                                                 ------------------------------------------------------------------------
                                                       ONE           THREE          FIVE           TEN          SINCE
                                                      YEAR            YEAR          YEAR          YEAR        INCEPTION*
                                                 -------------   ------------   -----------   -----------   -------------
Lazard Equity Portfolio                              (2.64)%          5.98%        12.30%        15.10%         12.76%
S&P 500(Reg. TM) Index**                             (9.11)%         12.25%        18.32%        17.46%         14.71%
S&P/BARRA Value(Reg. TM) Index**                      6.08%          11.10%        16.81%        16.88%         14.00%
Russell 1000(Reg. TM) Value Index**                   7.01%           9.93%        16.91%        17.37%         14.27%
Lazard Mid Cap Portfolio                             22.44%           9.83%           --            --          10.26%
Russell Midcap(Reg. TM) Index**                       8.25%          12.11%           --            --          12.55%
Russell Midcap Value Index**                         19.18%           7.75%           --            --           9.20%
Lazard Small Cap Portfolio                           15.89%           1.01%        10.34%           --          14.43%
Russell 2000(Reg. TM) Index**                        (3.02)%          4.65%        10.31%           --          12.68%
Russell 2000 Value Index**                           22.83%           4.22%        12.60%           --          15.21%
Lazard Global Equity Portfolio                       (9.51)%          7.25%           --            --          10.50%
MSCI(Reg. TM) World Index**                         (13.18)%         10.49%           --            --          11.99%
Lazard International Equity Portfolio               (10.55)%          8.80%        10.74%           --           9.95%
MSCI EAFE(Reg. TM) Index**                          (14.16)%          9.36%         7.14%           --           7.71%
Lazard International Small Cap Portfolio             (4.44)%          9.02%         8.48%           --           6.74%
MSCI EAFE Small Cap Index**                          (9.23)%          4.04%        (3.25)%          --          (0.34)%
Lazard Emerging Markets Portfolio                   (29.53)%         (5.65)%       (1.31)%          --          (2.15)%
MSCI Emerging Markets (Free) Index**                (30.61)%         (4.83)%       (4.17)%          --          (4.00)%
Lazard Bond Portfolio                                 7.53%           4.23%         5.11%           --           5.97%
Lehman Intermediate Gov't/Corp Bond Index**          10.12%           6.23%         6.11%           --           6.87%
Lazard High Yield Portfolio                         (15.19)%            --            --            --          (3.51)%
Merrill Lynch High Yield Master II Index**           (5.12)%            --            --            --           0.05%
Lazard International Fixed-Income Portfolio+         (4.70)%          1.55%         0.85%           --           5.20%
Salomon World Government Bond Index Ex-US+**         (2.63)%          2.87%         1.65%           --           6.52%
Lazard Strategic Yield Portfolio                      1.12%           2.24%         5.06%           --           6.41%
One Month LIBOR USD Fixed Index**                     6.43%           5.75%         5.67%           --           5.09%

NOTES TO PERFORMANCE TABLE:

* Performance is measured for Lazard Equity Portfolio from: June 1, 1987--Institutional, February 5, 1997--Open; Lazard Mid Cap Portfolio from:
   November 4, 1997--Institutional, November 4, 1997--Open; Lazard Small Cap Portfolio from: October 30, 1991--Institutional, January 30, 1997--Open; Lazard Global Equity Portfolio from: January 4, 1996--Institutional, January 30, 1997--Open; Lazard International Equity Portfolio from: October 29, 1991--Institutional, January 23, 1997--Open; Lazard International Small Cap Portfolio from: December 1, 1993--Institutional, February 13, 1997--Open; Lazard Emerging Markets Portfolio from: July 15, 1994--Institutional, January 8, 1997--Open; Lazard Bond Portfolio from: November 12, 1991--Institutional, March 5, 1997--Open; Lazard High Yield Portfolio from: January 2, 1998--Institutional, February 24, 1998--Open; Lazard International Fixed-Income Portfolio from: November 8, 1991--Institutional, January 8, 1997--Open; Lazard Strategic Yield Portfolio from: October 1, 1991--Institutional, January 23, 1997--Open.

   The performance for the relevant indices are for the comparable period. Portfolio returns are net of fees and assume reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio have been waived and/or reimbursed by the Investment Manager and/or the Administrator; without such waiver/reimbursement of expenses, the Portfolio's total return would have been lower.

   Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of each Portfolio will fluctuate, so that an investor's shares in a Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

+ Effective January 1, 1993, the Portfolio is measured by the index "excluding U.S." Performance of the index "Since Inception" is a blended return of the index "including U.S." and the index "excluding U.S." for the applicable periods.

                     See additional footnotes on next page.

================================================================================
THE LAZARD FUNDS, INC.
PERFORMANCE TABLES (CONTINUED)

--------------------------------------------------------------------------------

                                                         CUMULATIVE TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000
                                                 -----------------------------------------------------------------------------
                                                                             INSTITUTIONAL SHARES
                                                 -----------------------------------------------------------------------------
                                                       ONE            THREE           FIVE            TEN            SINCE
                                                      YEAR            YEAR            YEAR            YEAR        INCEPTION*
                                                 -------------   -------------   -------------   ------------   --------------
Lazard Equity Portfolio                             (2.64)%          19.04%          78.60%         308.13%         411.36%
S&P 500(Reg. TM) Index**                            (9.11)%          41.44%         131.94%         399.71%         545.05%
S&P/BARRA Value(Reg. TM) Index**                     6.08%           37.13%         117.46%         375.59%         492.86%
Russell 1000(Reg. TM) Value Index**                  7.01%           32.83%         118.42%         396.14%         512.38%
Lazard Mid Cap Portfolio                            22.44%           32.48%             --              --           36.12%
Russell Midcap(Reg. TM) Index**                      8.25%           40.91%             --              --           45.27%
Russell Midcap Value Index**                        19.18%           25.10%             --              --           32.05%
Lazard Small Cap Portfolio                          15.89%            3.06%          63.56%             --          244.07%
Russell 2000(Reg. TM) Index**                       (3.02)%          14.60%          63.36%             --          198.75%
Russell 2000 Value Index**                          22.83%           13.19%          81.04%             --          266.21%
Lazard Global Equity Portfolio                      (9.51)%          23.35%             --              --           64.62%
MSCI(Reg. TM) World Index**                        (13.18)%          34.87%             --              --           76.11%
Lazard International Equity Portfolio              (10.55)%          28.79%          66.57%             --          138.54%
MSCI EAFE(Reg. TM) Index**                         (14.16)%          30.77%          41.15%             --           97.47%
Lazard International Small Cap Portfolio            (4.44)%          29.57%          50.25%             --           58.78%
MSCI EAFE Small Cap Index**                         (9.23)%          12.62%         (15.25)%            --           (2.37)%
Lazard Emerging Markets Portfolio                  (29.53)%         (16.00)%         (6.37)%            --          (13.11)%
MSCI Emerging Markets (Free) Index**               (30.61)%         (13.79)%        (19.18)%            --          (23.33)%
Lazard Bond Portfolio                                7.53%           13.22%          28.28%             --           70.25%
Lehman Intermediate Gov't/Corp Bond Index**         10.12%           19.87%          34.53%             --           83.83%
Lazard High Yield Portfolio                        (15.19)%             --              --              --          (10.16)%
Merrill Lynch High Yield Master II Index**          (5.12)%             --              --              --            0.14%
Lazard International Fixed-Income Portfolio+        (4.70)%           4.73%           4.34%             --           59.18%
Salomon World Government Bond Index Ex-US+**        (2.63)%           8.87%           8.51%             --           78.42%
Lazard Strategic Yield Portfolio                     1.12%            6.88%          28.02%             --           77.61%
One Month LIBOR USD Fixed Index**                    6.43%           18.27%          31.75%             --           58.27%

** The performance  data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged and have no fees or costs. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The S&P/BARRA Value Index is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index (consisting of the 1,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000(Reg. TM) Index (consisting of the 3,000 largest U.S. companies by capitalization). The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Morgan Stanley Capital International (MSCI) World Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia, the Far East ("EAFE"), New Zealand, Canada and the United States. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries. The MSCI Emerging Markets (Free) Index is comprised of emerging market securities in countries open to non-local investors. The Lehman Intermediate Gov't/Corp Bond Index is comprised of U.S. Government and corporate bonds in the intermediate maturity range calculated by Lehman Brothers. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Salomon World Government Bond Index Ex-US is a market capitalization-weighted index of institutionally traded fixed rate non-U.S. dollar government bonds, fully hedged into U.S. dollars. The One Month London Interbank Offered Rate (LIBOR) USD Fixed Index is an average derived from sixteen quotations of the rate that banks dealing in Eurodollars charge each other for large loans, as provided by banks determined by the British Bankers Association.

================================================================================
THE LAZARD FUNDS, INC.
PERFORMANCE TABLES (CONCLUDED)

--------------------------------------------------------------------------------

                                                    AVERAGE ANNUAL TOTAL RETURNS                CUMULATIVE TOTAL RETURNS
                                                FOR PERIODS ENDED DECEMBER 31, 2000        FOR PERIODS ENDED DECEMBER 31, 2000
                                              ---------------------------------------- -------------------------------------------
                                                                                  OPEN SHARES
                                              ------------------------------------------------------------------------------------
                                                    ONE         THREE         SINCE          ONE          THREE         SINCE
                                                   YEAR          YEAR      INCEPTION*       YEAR          YEAR        INCEPTION*
                                              ------------- ------------ ------------- ------------- ------------- ---------------
Lazard Equity Portfolio                           (2.91)%        5.68%        9.07%        (2.91)%        18.02%        40.32%
S&P 500(Reg. TM) Index**                          (9.11)%       12.25%       16.88%        (9.11)%        41.44%        83.82%
S&P/BARRA Value(Reg. TM) Index**                   6.08%        11.10%       14.54%         6.08%         37.13%        69.88%
Russell 1000(Reg. TM) Value Index**                7.01%         9.93%       14.62%         7.01%         32.83%        70.37%
Lazard Mid Cap Portfolio                          22.00%         9.46%        9.89%        22.00%         31.16%        34.72%
Russell Midcap(Reg. TM) Index**                    8.25%        12.11%       12.55%         8.25%         40.91%        45.26%
Russell Midcap Value Index**                      19.18%         7.75%        9.20%        19.18%         25.10%        32.10%
Lazard Small Cap Portfolio                        15.60%         0.73%        6.58%        15.60%          2.21%        28.37%
Russell 2000(Reg. TM) Index**                     (3.02)%        4.65%        8.46%        (3.02)%        14.60%        37.48%
Russell 2000 Value Index**                        22.83%         4.22%       10.32%        22.83%         13.19%        46.91%
Lazard Global Equity Portfolio                    (9.72)%        6.97%        9.52%        (9.72)%        22.41%        42.85%
MSCI(Reg. TM) World Index**                      (13.18)%       10.49%       11.71%       (13.18)%        34.87%        54.30%
Lazard International Equity Portfolio            (10.95)%        8.45%        9.99%       (10.95)%        27.55%        45.50%
MSCI EAFE(Reg. TM) Index**                       (14.16)%        9.36%        8.46%       (14.16)%        30.77%        37.71%
Lazard International Small Cap Portfolio          (4.85)%        8.60%        5.69%        (4.85)%        28.08%        23.93%
MSCI EAFE Small Cap Index**                       (9.23)%        4.04%       (3.49)%       (9.23)%        12.62%       (12.88)%
Lazard Emerging Markets Portfolio                (29.80)%       (5.79)%      (7.42)%      (29.80)%       (16.40)%      (26.42)%
MSCI Emerging Markets (Free) Index**             (30.61)%       (4.83)%      (6.87)%      (30.61)%       (13.79)%      (24.68)%
Lazard Bond Portfolio                              7.25%         3.92%        4.95%         7.25%         12.21%        20.31%
Lehman Intermediate Gov't/Corp Bond Index**       10.12%         6.23%        6.80%        10.12%         19.87%        28.67%
Lazard High Yield Portfolio                      (15.54)%          --        (5.62)%      (15.54)%           --        (15.22)%
Merrill Lynch High Yield Master II Index**        (5.12)%          --        (0.68)%       (5.12)%           --         (1.93)%
Lazard International Fixed-Income Portfolio       (4.92)%        1.29%       (0.27)%       (4.92)%         3.91%        (1.08)%
Salomon World Government Bond Index Ex-US**       (2.63)%        2.87%        1.05%        (2.63)%         8.87%         4.23%
Lazard Strategic Yield Portfolio                   0.71%         1.81%        2.33%         0.71%          5.53%         9.51%
One Month LIBOR USD Fixed Index**                  6.43%         5.75%        5.73%         6.43%         18.27%        24.57%

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------

DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD EQUITY PORTFOLIO
COMMON STOCKS--99.3%
AEROSPACE & DEFENSE--2.4%
 Raytheon Co., Class B .........................         24,900     $   773,456
 United Technologies Corp. .....................         66,700       5,244,288
                                                                    -----------
                                                                      6,017,744
                                                                    -----------
ALUMINUM--1.1%
 Alcoa, Inc. ...................................         83,200       2,787,200
                                                                    -----------
AUTOMOTIVE--1.6%
 Ford Motor Co. ................................         97,551       2,286,352
 General Motors Corp. ..........................         34,446       1,754,593
                                                                    -----------
                                                                      4,040,945
                                                                    -----------
BANKING & FINANCIAL SERVICES--18.6%
 Bank of America Corp. .........................        118,150       5,420,131
 Chase Manhattan Corp. .........................        165,336       7,512,454
 Citigroup, Inc. ...............................        206,297      10,534,041
 Fannie Mae ....................................         38,000       3,296,500
 FleetBoston Financial Corp. ...................        103,400       3,883,963
 Mellon Financial Corp. ........................         79,600       3,915,325
 Morgan Stanley Dean Witter & Co. ..............         48,600       3,851,550
 PNC Financial Services Group ..................         18,000       1,315,125
 Wells Fargo & Co. .............................        121,700       6,777,169
                                                                    -----------
                                                                     46,506,258
                                                                    -----------
BREWERY--1.6%
 Anheuser-Busch Cos., Inc. .....................         87,600       3,985,800
                                                                    -----------
BROADCASTING--1.1%
 Comcast Corp., Class A (a) ....................         64,500       2,692,875
                                                                    -----------
BUSINESS SERVICES & SUPPLIES--1.6%
 First Data Corp. ..............................         77,600       4,088,550
                                                                    -----------
CHEMICALS & PLASTICS--0.7%
 Du Pont (E.I.) de Nemours & Co. ...............         36,400       1,758,575
                                                                    -----------
COMPUTER SOFTWARE--2.4%
 Microsoft Corp. (a) ...........................        140,400       6,089,850
                                                                    -----------
COMPUTERS & BUSINESS EQUIPMENT--4.5%
 Compaq Computer Corp. .........................        262,400       3,949,120
 International Business Machines
  Corp .........................................         84,600       7,191,000
                                                                    -----------
                                                                     11,140,120
                                                                    -----------
CONGLOMERATES--1.0%
 Textron, Inc. .................................         52,500       2,441,250
                                                                    -----------
DIVERSIFIED--4.5%
 Minnesota Mining &
  Manufacturing Co. ............................         26,900       3,241,450
 PPG Industries, Inc. ..........................         56,100       2,598,131
 Tyco International, Ltd. ......................         95,200       5,283,600
                                                                    -----------
                                                                     11,123,181
                                                                    -----------
DRUGS & HEALTH CARE--10.9%
 American Home Products Corp. ..................        107,800       6,850,690
 Baxter International, Inc. ....................         45,600       4,027,050
 Bristol-Myers Squibb Co. ......................         61,300       4,532,369
 Merck & Co., Inc. .............................         72,300       6,769,087
 Schering-Plough Corp. .........................         88,600       5,028,050
                                                                    -----------
                                                                     27,207,246
                                                                    -----------
ELECTRONICS--1.0%
 Motorola, Inc. ................................         42,400         858,600
 Texas Instruments, Inc. .......................         32,800       1,553,900
                                                                    -----------
                                                                      2,412,500
                                                                    -----------
FOOD & BEVERAGES--3.3%
 H.J. Heinz Co. ................................         74,600       3,538,837
 PepsiCo, Inc. .................................         88,700       4,396,194
 The Quaker Oats Co. ...........................          2,800         272,650
                                                                    -----------
                                                                      8,207,681
                                                                    -----------
HOTELS & RESTAURANTS--1.1%
 McDonald's Corp. ..............................         77,900       2,648,600
                                                                    -----------

HOUSEHOLD PRODUCTS--1.3%
 The Procter & Gamble Co. ......................         41,900       3,286,531
                                                                    -----------
INSURANCE--5.7%
 Allstate Corp. ................................        108,198       4,713,375
 Axa ADR .......................................         10,473         752,057
 MetLife, Inc. .................................         88,900       3,111,500
 The Hartford Financial Services
  Group, Inc. ..................................         78,800       5,565,250
                                                                    -----------
                                                                     14,142,182
                                                                    -----------
MACHINERY--0.3%
 Deere & Co. ...................................         16,200         742,163
                                                                    -----------
MULTIMEDIA--2.6%
 Gannett Co., Inc. .............................         39,800       2,509,887
 Time Warner, Inc. .............................         78,500       4,100,840
                                                                    -----------
                                                                      6,610,727
                                                                    -----------
OIL & GAS--7.5%
 Chevron Corp. .................................         49,700       4,196,544
 Coastal Corp. .................................         34,600       3,055,612
 Conoco, Inc., Class B .........................        107,474       3,110,029

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
18

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD EQUITY PORTFOLIO (CONCLUDED)
 Exxon Mobil Corp. .............................         53,364     $ 4,639,333
 Texaco, Inc. ..................................         59,000       3,665,375
                                                                    -----------
                                                                     18,666,893
                                                                    -----------
PAPER PRODUCTS--3.2%
 International Paper Co. .......................         84,100       3,432,331
 Kimberly-Clark Corp. ..........................         63,612       4,496,733
                                                                    -----------
                                                                      7,929,064
                                                                    -----------
PETROLEUM EQUIPMENT & SERVICES--1.7%
 Halliburton Co. ...............................         62,800       2,276,500
 Schlumberger Ltd. .............................         26,300       2,102,356
                                                                    -----------
                                                                      4,378,856
                                                                    -----------
PUBLISHING--0.3%
 The New York Times Co. Class A ................         18,600         745,162
                                                                    -----------
RETAIL--4.7%
 Federated Department Stores, Inc. (a) .........         84,700       2,964,500
 Lowe's Cos., Inc. .............................         51,400       2,287,300
 Target Corp. ..................................        132,900       4,286,025
 The Gap, Inc. .................................         83,700       2,134,350
                                                                    -----------
                                                                     11,672,175
                                                                    -----------
SEMICONDUCTORS & COMPONENTS--2.3%
 Intel Corp. ...................................        192,500       5,787,031
                                                                    -----------
TELECOMMUNICATIONS--10.1%
 AT&T Corp. ....................................        144,300       2,498,194
 AT&T Wireless Group (a) .......................        145,200       2,513,775
 Avaya, Inc. (a) ...............................              1              11
 Lucent Technologies, Inc. .....................        232,200       3,134,700
 Qwest Communications
   International, Inc. (a) .....................         91,400       3,747,400
 SBC Communications, Inc. ......................        137,779       6,578,947
 Verizon Communications, Inc. ..................        123,400       6,185,425
 WorldCom, Inc. (a) ............................         45,700         642,656
                                                                    -----------
                                                                     25,301,108
                                                                    -----------
TOBACCO--2.2%
 Philip Morris Cos., Inc. ......................        123,400       5,429,600
                                                                    -----------
TOTAL COMMON STOCKS
 (Identified cost $242,157,310) ................                    247,839,867
                                                                    -----------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
REPURCHASE AGREEMENT--1.0%
 State Street Bank and Trust Co.,
  5.80%, 01/02/01, (Dated 12/29/00,
  collateralized by $2,625,000
  United States Treasury Note,
  5.875%, 09/30/02, with a value of
  $ 2,690,625)
  (Identified cost $2,634,000) .................       $2,634       2,634,000
                                                                  -----------
TOTAL INVESTMENTS
 (Identified cost $244,791,310) (b) ............        100.3%   $250,473,867
LIABILITIES IN EXCESS OF CASH
 AND OTHER ASSETS ..............................         (0.3)       (790,282)
                                                       ------     -----------
NET ASSETS .....................................        100.0%   $249,683,585
                                                       ======    ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD MID CAP PORTFOLIO
COMMON STOCKS--97.9%
AEROSPACE & DEFENSE--2.9%
 Raytheon Co., Class B .........................          5,600     $   173,950
 The B.F. Goodrich Co. .........................         12,400         451,050
                                                                    -----------
                                                                        625,000
                                                                    -----------
AUTO PARTS--1.8%
 Delphi Automotive Systems Corp. ...............         35,400         398,250
                                                                    -----------
BANKING & FINANCIAL SERVICES--10.0%
 Allied Capital Corp. ..........................          7,300         152,388
 Capital One Financial Corp. ...................          5,900         388,294
 North Fork Bancorporation, Inc. ...............         20,950         514,584
 SouthTrust Corp. ..............................         16,800         683,550
 Stilwell Financial, Inc. ......................         11,100         437,756
                                                                    -----------
                                                                      2,176,572
                                                                    -----------
BROADCASTING--3.2%
 Fox Entertainment Group, Inc.,
  Class A (a) ..................................         17,600         314,600
 USA Networks, Inc. (a) ........................         19,000         369,313
                                                                    -----------
                                                                        683,913
                                                                    -----------
BUSINESS SERVICES & SUPPLIES--11.8%
 Acxiom Corp. (a) ..............................         10,200         397,163
 Celestica, Inc. (a) ...........................          5,400         292,950
 Ceridian Corp. (a) ............................         18,300         364,856
 First Data Corp. ..............................          3,900         205,481
 Gartner Group, Inc., Class A (a) ..............         68,900         475,410
 Gartner Group, Inc., Class B (a) ..............         11,800          74,812
 Sabre Holdings Corp. ..........................         15,300         659,812
 True North Communications, Inc. ...............          2,200          93,500
                                                                    -----------
                                                                      2,563,984
                                                                    -----------
CABLE TELEVISION--0.7%
 Cablevision Systems Corp.,
  Class A (a) ..................................          1,800         152,888
                                                                    -----------
CHEMICALS & PLASTICS--1.9%
 Eastman Chemical Co. ..........................          8,400         409,500
                                                                    -----------
COMPUTER SOFTWARE--1.1%
 J.D. Edwards & Co. (a) ........................         13,300         236,906
                                                                    -----------
COMPUTERS & BUSINESS EQUIPMENT--6.8%
 Black Box Corp. (a) ...........................          3,900         188,419
 Diebold, Inc. .................................         14,300         477,262
 Lexmark International, Inc. (a) ...............          5,600         248,150
 Maxtor Corp. (a) ..............................         62,628         350,325
 NCR Corp. (a) .................................          4,100         201,413
                                                                    -----------
                                                                      1,465,569
                                                                    -----------
CONGLOMERATES--2.7%
 Textron, Inc. .................................         12,600         585,900
                                                                    -----------
CONTAINERS--0.8%
 Sealed Air Corp. (a) ..........................          5,800         176,900
                                                                    -----------
DIVERSIFIED--1.6%
 SPX Corp. (a) .................................          3,100         335,381
                                                                    -----------
DRUGS & HEALTH CARE--4.4%
 Biogen, Inc. (a) ..............................          5,700         342,356
 Genzyme Corp. (a) .............................          2,200         197,863
 King Pharmaceuticals, Inc. (a) ................          8,200         423,837
                                                                    -----------
                                                                        964,056
                                                                    -----------
ELECTRICAL EQUIPMENT--0.7%
 Gentex Corp. (a) ..............................          7,700         143,413
                                                                    -----------
ELECTRONICS--3.0%
 Conexant Systems, Inc. (a) ....................         19,100         293,662
 KEMET Corp. (a) ...............................         14,700         222,338
 SCI Systems, Inc. (a) .........................          5,000         131,875
                                                                    -----------
                                                                        647,875
                                                                    -----------

FOOD & BEVERAGES--6.1%
 General Mills, Inc. ...........................          4,100         182,706
 Keebler Foods Co. .............................          6,100         252,769
 The Quaker Oats Co. ...........................          3,000         292,125
 Whitman Corp. (a) .............................         36,800         602,600
                                                                    -----------
                                                                      1,330,200
                                                                    -----------
INSURANCE--5.1%
 ACE, Ltd. .....................................         12,800         543,200
 Ambac Financial Group, Inc. ...................          7,650         446,091
 Everest Re Group, Ltd. ........................          1,500         107,437
                                                                    -----------
                                                                      1,096,728
                                                                    -----------
OIL & GAS--12.5%
 Baker Hughes, Inc. ............................         12,100         502,906
 Cooper Cameron Corp. (a) ......................          4,100         270,856
 Devon Energy Corp. ............................          7,900         481,663
 The Coastal Corp. .............................          5,200         459,225
 Tidewater, Inc. ...............................         11,800         523,625
 USX-Marathon Group ............................         17,100         474,525
                                                                    -----------
                                                                      2,712,800
                                                                    -----------
PAPER PRODUCTS--1.7%
 Bowater, Inc. .................................          6,400         360,800
                                                                    -----------
PUBLISHING--0.9%
 The New York Times Co. Class A ................          4,900         196,306
                                                                    -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
20

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.


PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD MID CAP PORTFOLIO (CONCLUDED)
RETAIL--4.1%
 Blockbuster, Inc., Class A ....................         32,100     $   268,838
 Family Dollar Stores, Inc. ....................         11,100         237,956
 Venator Group, Inc. (a) .......................         25,100         389,050
                                                                    -----------
                                                                        895,844
                                                                    -----------
TELECOMMUNICATIONS--2.2%
 Harris Corp. ..................................         15,900         486,938
                                                                    -----------
TOYS & AMUSEMENTS--0.8%
 Hasbro, Inc. ..................................         17,100         181,688
                                                                    -----------
UTILITIES--11.1%
 Entergy Corp. .................................         13,700         579,681
 GPU, Inc. .....................................          4,800         176,700
 NiSource, Inc. ................................         20,700         636,525
 Southern Energy, Inc. (a) .....................         18,000         509,625
 UtiliCorp United, Inc. ........................         16,500         511,500
                                                                    -----------
                                                                      2,414,031
                                                                    -----------
TOTAL COMMON STOCKS
 (Identified cost $18,799,328) .................                     21,241,442
                                                                    -----------


                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)
                                                        -------
REPURCHASE AGREEMENT--3.6%
 State Street Bank and Trust Co.,
  5.80%, 01/02/01, (Dated 12/29/00,
  collateralized by $760,000 United
  States Treasury Note, 5.50%,
  02/15/08, with a value of $789,936)
  (Identified cost $771,000) ...................         $  771         771,000
                                                                    -----------
TOTAL INVESTMENTS
 (Identified cost $19,570,328) (b) .............          101.5%    $22,012,442
LIABILITIES IN EXCESS OF CASH
 AND OTHER ASSETS ..............................           (1.5)       (326,546)
                                                         ------     -----------
NET ASSETS .....................................          100.0%    $21,685,896
                                                         ======     ===========



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD SMALL CAP PORTFOLIO
COMMON STOCKS--96.2%
AIRLINES--1.1%
 Alaska Air Group, Inc. (a) ....................        288,700     $ 8,588,825
                                                                    -----------
APPAREL & TEXTILES--0.5%
 Tommy Hilfiger Corp. (a) ......................        422,800       4,148,725
                                                                    -----------
AUTO PARTS--1.9%
 Borg Warner, Inc. .............................        254,800      10,192,000
 Pennzoil-Quaker State Co. .....................        397,000       5,111,375
                                                                    -----------
                                                                     15,303,375
                                                                    -----------
BANKING & FINANCIAL SERVICES--8.9%
 Allied Capital Corp. ..........................        383,000       7,995,125
 Chittenden Corp. ..............................        226,000       6,850,625
 Cullen/Frost Bankers, Inc. ....................        163,600       6,840,525
 DLJdirect (a) .................................        649,500       2,435,625
 Heller Financial, Inc. ........................        339,900      10,430,681
 New York Community Bancorp, Inc. ..............        325,345      11,956,429
 Richmond County Financial Corp. ...............         56,100       1,465,613
 Southwest Bancorporation of
  Texas, Inc. (a) ..............................         89,100       3,825,731
 Staten Island Bancorp, Inc. ...................        368,700       7,880,962
 Westamerica Bancorporation ....................        110,700       4,760,100
 Wilmington Trust Corp. ........................        103,600       6,429,675
                                                                    -----------
                                                                     70,871,091
                                                                    -----------
BROADCASTING--0.1%
 Classic Communications, Inc.,
  Class A (a) ..................................        318,200         696,063
                                                                    -----------
BUILDING & CONSTRUCTION--1.2%
 Granite Construction, Inc. ....................        140,700       4,071,506
 Insituform Technologies, Inc.,
  Class A (a) ..................................        146,700       5,849,663
                                                                    -----------
                                                                      9,921,169
                                                                    -----------
BUSINESS SERVICES & SUPPLIES--13.1%
 ACNielsen Corp. (a) ...........................        408,500      14,808,125
 Acxiom Corp. (a) ..............................        398,700      15,524,381
 Affiliated Computer Services, Inc.,
  Class A (a) ..................................         62,400       3,786,900
 American Management Systems,
  Inc. (a) .....................................        375,900       7,447,519
 CDI Corp. (a) .................................        299,000       4,372,875
 ChoicePoint, Inc. (a) .........................         72,100       4,727,056
 Gartner Group, Inc., Class A (a) ..............        923,200       6,370,080
 MAXIMUS, Inc. (a) .............................        227,300       7,941,294
 National Data Corp. ...........................        236,100       8,647,162
 Spherion Corp. (a) ............................        200,200       2,264,763
 Tetra Tech, Inc. (a) ..........................        165,700       5,281,687
 The Profit Recovery Group
  International, Inc. (a) ......................        487,300       3,106,538
 The Titan Corp. (a) ...........................        419,500       6,816,875
 True North Communications, Inc. ...............         31,100       1,321,750
 United Stationers, Inc. (a) ...................        265,500       6,372,000
 West TeleServices Corp. (a) ...................        217,500       6,117,187
                                                                    -----------
                                                                    104,906,192
                                                                    -----------
CHEMICALS & PLASTICS--0.6%
 Ferro Corp. ...................................        224,200       5,156,600
                                                                    -----------
COMPUTER SERVICES--1.4%
 Answerthink, Inc. (a) .........................        915,800       3,319,775
 Dendrite International, Inc. (a) ..............        346,000       7,741,750
                                                                    -----------
                                                                     11,061,525
                                                                    -----------
COMPUTER SOFTWARE--3.9%
 Avant! Corp. (a) ..............................        398,200       7,292,037
 J.D. Edwards & Co. (a) ........................        250,800       4,467,375
 Mentor Graphics Corp. (a) .....................        562,300      15,428,106
 Transaction Systems Architects, Inc.,
  Class A (a) ..................................        339,500       3,925,469
                                                                    -----------
                                                                     31,112,987
                                                                    -----------

COMPUTERS & BUSINESS EQUIPMENT--5.5%
 Avocent Corp. (a) .............................        238,200       6,431,400
 Black Box Corp. (a) ...........................        207,500      10,024,844
 Computer Network Technology
  Corp. (a) ....................................        158,200       4,558,137
 Diebold, Inc. .................................        230,000       7,676,250
 Maxtor Corp. (a) ..............................        993,500       5,557,390
 Micron Electronics, Inc. (a) ..................        100,900         394,141
 RadiSys Corp. (a) .............................        249,400       6,453,225
 Storage Technology Corp. (a) ..................        332,100       2,988,900
                                                                    -----------
                                                                     44,084,287
                                                                    -----------
CONTAINERS--1.2%
 Packaging Corp. of America (a) ................        573,400       9,246,075
                                                                    -----------
DRUGS & HEALTH CARE--2.0%
 Apria Healthcare Group, Inc. (a) ..............        189,700       5,643,575
 Manor Care, Inc. (a) ..........................        418,300       8,627,438
 Owens & Minor, Inc. ...........................        104,500       1,854,875
                                                                    -----------
                                                                     16,125,888
                                                                    -----------
EDUCATION--1.1%
 ITT Educational Services, Inc. (a) ............        381,100       8,384,200
                                                                    -----------
ELECTRICAL EQUIPMENT--1.6%
 Anixter International, Inc. (a) ...............        191,200       4,134,700

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
22

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD SMALL CAP PORTFOLIO (CONTINUED)
 Belden, Inc. ..................................        190,620     $ 4,836,982
 Gentex Corp. (a) ..............................        211,900       3,946,638
                                                                    -----------
                                                                     12,918,320
                                                                    -----------
ELECTRONICS--3.7%
 AMETEK, Inc. ..................................        438,600      11,376,187
 KEMET Corp. (a) ...............................        195,200       2,952,400
 Sensormatic Electronics Corp. (a) .............        618,700      12,412,669
 Viasystems Group, Inc. (a) ....................        361,200       3,002,475
                                                                    -----------
                                                                     29,743,731
                                                                    -----------
FOOD & BEVERAGES--1.6%
 Whitman Corp. (a) .............................        772,600      12,651,325
                                                                    -----------
GAS EXPLORATION--2.6%
 Barrett Resources Corp. (a) ...................        186,700      10,606,894
 Louis Dreyfus Natural Gas Corp. (a) ...........        218,100       9,991,706
                                                                    -----------
                                                                     20,598,600
                                                                    -----------
HOMEBUILDERS--1.4%
 Kaufman & Broad Home Corp. ....................        103,900       3,500,131
 Toll Brothers, Inc. (a) .......................        185,200       7,570,050
                                                                    -----------
                                                                     11,070,181
                                                                    -----------
HOTELS & RESTAURANTS--1.4%
 Morton's Restaurant Group, Inc. (a) ...........        259,300       5,510,125
 Prime Hospitality Corp. (a) ...................        456,500       5,306,813
                                                                    -----------
                                                                     10,816,938
                                                                    -----------
HOUSEHOLD APPLIANCES & HOME
  FURNISHINGS--3.3%
 Ethan Allen Interiors, Inc. ...................         82,800       2,773,800
 Furniture Brands International, Inc. (a) ......        694,000      14,617,375
 Harman International Industries, Inc. .........        242,300       8,843,950
                                                                    -----------
                                                                     26,235,125
                                                                    -----------
INDUSTRIAL & MACHINERY--2.1%
 JLG Industries, Inc. ..........................        501,900       5,332,687
 Regal-Beloit Corp. ............................         77,200       1,317,032
 Roper Industries, Inc. ........................        160,300       5,299,919
 Snap-on, Inc. .................................        173,200       4,827,950
                                                                    -----------
                                                                     16,777,588
                                                                    -----------
INSURANCE--4.6%
 AmerUs Group Co. ..............................        100,100       3,240,738
 Arthur J. Gallagher & Co. .....................        120,600       7,673,175
 Everest Re Group, Ltd. ........................        202,500      14,504,062
 Radian Group, Inc. ............................        149,471      11,219,667
                                                                    -----------
                                                                     36,637,642
                                                                    -----------
LEISURE & ENTERTAINMENT--0.6%
 Bally Total Fitness Holding Corp. (a) .........        138,000       4,674,750
                                                                    -----------
MANUFACTURING--1.1%
 Crane Co. .....................................        116,510       3,313,253
 Federal Signal Corp. ..........................        283,600       5,565,650
                                                                    -----------
                                                                      8,878,903
                                                                    -----------
MEDICAL PRODUCTS--4.6%
 INAMED Corp. (a) ..............................        309,700       6,329,494
 Invacare Corp. ................................        530,900      18,183,325
 STERIS Corp. (a) ..............................        497,800       8,027,025
 Varian Medical Systems, Inc. (a) ..............         64,300       4,368,381
                                                                    -----------
                                                                     36,908,225
                                                                    -----------
MEDICAL SERVICES--1.0%
 Renal Care Group, Inc. (a) ....................        302,100       8,284,148
                                                                    -----------
MEDICAL SUPPLIES--1.5%
 DENTSPLY International, Inc. ..................        296,900      11,616,213
                                                                    -----------
MULTIMEDIA--0.4%
 The Ackerley Group, Inc. ......................        349,500       3,145,500
                                                                    -----------

OIL & GAS--2.6%
 Chiles Offshore, Inc. (a) .....................        301,300       7,532,500
 Helmerich & Payne, Inc. .......................        293,920      12,895,740
                                                                    -----------
                                                                     20,428,240
                                                                    -----------
PUBLISHING--4.2%
 Banta Corp. ...................................        328,850       8,359,367
 Houghton Mifflin Co. ..........................        160,400       7,438,550
 Pulitzer, Inc. ................................        161,700       7,575,645
 R. H. Donnelley Corp. (a) .....................        424,600      10,323,087
                                                                    -----------
                                                                     33,696,649
                                                                    -----------
REAL ESTATE--2.8%
 Alexandria Real Estate Equities, Inc. .........         71,100       2,644,031
 Chelsea GCA Realty, Inc. ......................        101,000       3,724,375
 FelCor Lodging Trust, Inc. ....................        234,825       5,621,124
 Kilroy Realty Corp. ...........................        145,600       4,085,900
 Reckson Associates Realty Corp. ...............        259,200       6,496,200
                                                                    -----------
                                                                     22,571,630
                                                                    -----------
RETAIL--5.1%
 AnnTaylor Stores Corp. (a) ....................        128,900       3,214,444
 Blockbuster, Inc., Class A ....................        667,800       5,592,825
 Borders Group, Inc. (a) .......................        732,300       8,558,756
 Hughes Supply, Inc. ...........................        278,600       4,998,084
 Pier 1 Imports, Inc. ..........................        124,500       1,283,906
 Ross Stores, Inc. .............................        166,600       2,811,375
 Venator Group, Inc. (a) .......................        880,400      13,646,200
                                                                    -----------
                                                                     40,105,590
                                                                    -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD SMALL CAP PORTFOLIO (CONCLUDED)
TELECOMMUNICATIONS EQUIPMENT--1.8%
 Allen Telecom, Inc. (a) .......................        258,465     $ 4,636,216
 ANTEC Corp. (a) ...............................        566,500       4,478,891
 CommScope, Inc. (a) ...........................        332,100       5,500,406
                                                                    -----------
                                                                     14,615,513
                                                                    -----------
TOYS & AMUSEMENTS--1.0%
 Hasbro, Inc. ..................................        735,900       7,818,938
                                                                    -----------
TRANSPORTATION--2.7%
 CNF, Inc. .....................................        294,600       9,961,163
 Landstar System, Inc. (a) .....................        212,000      11,752,750
                                                                    -----------
                                                                     21,713,913
                                                                    -----------
UTILITIES--2.0%
 Avista Corp. ..................................        171,300       3,511,650
 Orion Power Holdings, Inc. (a) ................        268,000       6,599,500
 Sierra Pacific Resources ......................        353,792       5,682,784
                                                                    -----------
                                                                     15,793,934
                                                                    -----------
TOTAL COMMON STOCKS
 (Identified cost $686,114,785) ................                    767,308,598
                                                                    -----------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)
                                                        -------
CONVERTIBLE BONDS--0.0%
RESTAURANTS, LODGING &
  ENTERTAINMENT--0.0%
 Interactive Light Holdings, Inc.,
  10.00%, 02/07/01
  (Identified cost $1,000,000) (a), (c) ........    $     1,000               0
                                                                    -----------
REPURCHASE AGREEMENT--4.3%
 State Street Bank and Trust Co.,
  5.80%, 01/02/01, (Dated 12/29/00,
  collateralized by $9,360,000
  United States Treasury Note,
  5.50%, 01/31/03, with a value of
  $9,629,000 and $23,450,000
  United States Treasury Note,
  6.875%, 05/15/06, with a
  value of $25,501,875)
  (Identified cost $34,439,000) ................       34,439        34,439,000
                                                                   ------------
TOTAL INVESTMENTS
 (Identified cost $721,553,785) (b) ............        100.5%     $801,747,598
LIABILITIES IN EXCESS OF CASH
 AND OTHER ASSETS ..............................         (0.5)       (3,851,912)
                                                        -----      ------------
NET ASSETS .....................................        100.0%     $797,895,686
                                                        =====      ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
24

===============================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD GLOBAL EQUITY PORTFOLIO
COMMON STOCKS--98.1%
AUSTRALIA--1.0%
 BHP, Ltd. .....................................        107,441     $ 1,133,091
                                                                    -----------
DENMARK--0.8%
 Tele Danmark A/S ..............................         22,300         909,660
                                                                    -----------
FINLAND--0.9%
 UPM-Kymmene Oyj ...............................         29,300       1,005,589
                                                                    -----------
FRANCE--8.8%
 Alcatel SA ....................................         13,600         772,609
 Aventis SA ....................................         24,575       2,157,599
 Axa ...........................................         11,470       1,658,630
 BNP Paribas SA ................................         16,140       1,417,035
 Compagnie de Saint-Gobain .....................          4,600         722,635
 TotalFinaElf SA ...............................         12,407       1,845,387
 Vivendi Universal SA ..........................         15,245       1,003,485
                                                                    -----------
 TOTAL FRANCE ..................................                      9,577,380
                                                                    -----------
GERMANY--5.3%
 Allianz AG ....................................          4,660       1,744,170
 Bayerische Hypo-und
  Vereinsbank AG ...............................         29,200       1,653,353
 E.On AG .......................................         29,700       1,807,161
 ThyssenKrupp AG ...............................         40,600         629,036
                                                                    -----------
 TOTAL GERMANY .................................                      5,833,720
                                                                    -----------
ITALY--1.3%
 San Paolo-IMI SpA .............................         85,600       1,384,116
                                                                    -----------
JAPAN--11.0%
 Canon, Inc. ...................................         28,000         979,706
 Fujitsu, Ltd. .................................         62,000         913,296
 Kao Corp. .....................................         43,000       1,248,775
 Mizuho Holdings, Inc. .........................            224       1,387,264
 Nippon Telegraph & Telephone Corp. ............             62         446,344
 Nissan Motor Co., Ltd. (a) ....................        233,000       1,341,095
 NTT DoCoMo, Inc. ..............................             38         654,828
 Sankyo Co., Ltd. ..............................         37,000         886,809
 Sony Corp. ....................................         16,300       1,126,400
 TDK Corp. .....................................          8,100         787,894
 The Sakura Bank, Ltd. .........................        192,000       1,158,852
 The Sumitomo Trust & Banking
  Co., Ltd. ....................................        157,000       1,067,084
                                                                    -----------
 TOTAL JAPAN ...................................                     11,998,347
                                                                    -----------
NETHERLANDS--6.5%
 Akzo Nobel NV .................................         26,700       1,434,078
 Getronics NV ..................................         56,600         332,702
 Heineken NV ...................................         34,962       2,115,849
 ING Groep NV ..................................         27,000       2,157,033
 Koninklijke (Royal) Philips
  Electronics NV ...............................         29,979       1,098,424
                                                                    -----------
 TOTAL NETHERLANDS .............................                      7,138,086
                                                                    -----------
SINGAPORE--1.3%
 Oversea-Chinese Banking Corp., Ltd. ...........        196,800       1,465,774
                                                                    -----------
SPAIN--2.6%
 Endesa SA .....................................         93,500       1,593,506
 Telefonica SA (a) .............................         73,002       1,206,460
                                                                    -----------
 TOTAL SPAIN ...................................                      2,799,966
                                                                    -----------
SWEDEN--1.7%
 Investor AB, B Shares .........................        123,100       1,838,870
                                                                    -----------
SWITZERLAND--2.3%
 Roche Holding AG ..............................            121       1,232,470
 Zurich Financial Services AG ..................          2,116       1,275,422
                                                                    -----------
 TOTAL SWITZERLAND .............................                      2,507,892
                                                                    -----------

UNITED KINGDOM--12.8%
 AstraZeneca PLC ...............................         30,405       1,534,431
 BP Amoco PLC ..................................        193,700       1,564,054
 Cadbury Schweppes PLC .........................        210,984       1,460,693
 Diageo PLC ....................................        134,748       1,511,165
 GKN PLC .......................................         65,900         696,680
 GlaxoSmithKline PLC ...........................         46,157       1,304,459
 HSBC Holdings PLC .............................        144,578       2,129,447
 National Grid Group PLC .......................        145,900       1,327,530
 Tesco PLC .....................................        220,000         897,255
 Vodafone Group PLC ............................        425,500       1,561,994
                                                                    -----------
 TOTAL UNITED KINGDOM ..........................                     13,987,708
                                                                    -----------
UNITED STATES--41.8%
 American Home Products Corp. ..................         30,700       1,950,985
 AT&T Corp. ....................................         34,800         602,475
 AT&T Wireless Group (a) .......................         48,400         837,925
 Avaya, Inc. (a) ...............................              1              10
 Bank of America Corp. .........................         24,730       1,134,489
 Bristol-Myers Squibb Co. ......................         24,400       1,804,075
 Chase Manhattan Corp. .........................         40,000       1,817,500
 Chevron Corp. .................................         12,700       1,072,356
 Citigroup, Inc. ...............................         37,633       1,921,635
 Compaq Computer Corp. .........................         56,200         845,810
 Exxon Mobil Corp. .............................         29,373       2,553,615
 Federated Department Stores, Inc. (a) .........         23,300         815,500
 First Data Corp. ..............................         29,400       1,549,012
 FleetBoston Financial Corp. ...................         27,000       1,014,188
 General Motors Corp. ..........................         10,000         509,375

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD GLOBAL EQUITY PORTFOLIO (CONCLUDED)
 H.J. Heinz Co. ................................         23,900     $ 1,133,756
 Intel Corp. ...................................         42,900       1,289,681
 International Business Machines
  Corp .........................................         24,020       2,041,700
 Lucent Technologies, Inc. .....................         61,400         828,900
 McDonald's Corp. ..............................         45,700       1,553,800
 Merck & Co., Inc. .............................         19,300       1,806,962
 Microsoft Corp. (a) ...........................         25,100       1,088,713
 Minnesota Mining & Manufacturing
  Co ...........................................         16,300       1,964,150
 Motorola, Inc. ................................         26,300         532,575
 PepsiCo, Inc. .................................         44,300       2,195,619
 PPG Industries, Inc. ..........................         10,700         495,544
 Qwest Communications
  International, Inc. (a) ......................         12,300         504,300
 Schering-Plough Corp. .........................         33,500       1,901,125
 Target Corp. ..................................         29,400         948,150
 Texas Instruments, Inc. .......................         20,500         971,188
 The Hartford Financial Services
  Group, Inc. ..................................         18,860       1,331,987
 Time Warner, Inc. .............................         24,700       1,290,328
 Tyco International, Ltd. ......................         29,100       1,615,050
 United Technologies Corp. .....................         27,000       2,122,875
 Verizon Communications, Inc. ..................         33,400       1,674,175
                                                                    -----------
 TOTAL UNITED STATES ...........................                     45,719,528
                                                                    -----------
TOTAL COMMON STOCKS
 (Identified cost $111,444,788) ................                    107,299,727
                                                                    -----------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)
                                                        -------
REPURCHASE AGREEMENT--2.5%
 State Street Bank and Trust Co.,
  5.80%, 01/02/01, (Dated 12/29/00,
  collateralized by $2,560,000
  United States Treasury Note,
  6.875%, 05/15/06, with a value
  of $2,784,000)
  (Identified cost $2,726,000) .................         $2,726       2,726,000
                                                                   ------------
TOTAL INVESTMENTS
 (Identified cost $114,170,788) (b) ............          100.6%   $110,025,727
LIABILITIES IN EXCESS OF CASH
 AND OTHER ASSETS ..............................           (0.6)       (651,080)
                                                         ------    ------------
NET ASSETS .....................................          100.0%   $109,374,647
                                                         ======    ============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
26

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL EQUITY PORTFOLIO
COMMON STOCKS--97.5%
AUSTRALIA--1.3%
 BHP, Ltd. .....................................      3,865,463     $40,765,825
                                                                    -----------
DENMARK--0.8%
 Tele Danmark A/S ..............................        615,200      25,095,187
                                                                    -----------
FINLAND--1.0%
 UPM-Kymmene Oyj ...............................        912,300      31,310,539
                                                                    -----------
FRANCE--13.2%
 Alcatel SA ....................................        456,100      25,910,806
 Aventis SA ....................................        820,812      72,064,402
 Axa ...........................................        351,590      50,842,011
 BNP Paribas SA ................................        398,122      34,953,709
 Compagnie de Saint-Gobain .....................        210,800      33,115,554
 Lagardere SCA .................................        659,900      38,294,119
 Suez Lyonnaise des Eaux SA ....................        261,300      47,722,644
 TotalFinaElf SA ...............................        517,670      76,996,974
 Vivendi Universal SA ..........................        525,510      34,591,109
                                                                    -----------
 TOTAL FRANCE ..................................                    414,491,328
                                                                    -----------
GERMANY--7.1%
 Allianz AG ....................................        202,749      75,885,971
 Bayerische Hypo-und
  Vereinsbank AG ...............................      1,164,765      65,950,957
 E.On AG .......................................        979,200      59,581,563
 ThyssenKrupp AG ...............................      1,512,000      23,426,166
                                                                    -----------
 TOTAL GERMANY .................................                    224,844,657
                                                                    -----------
ITALY--3.3%
 Alleanza Assicurazioni ........................      1,446,520      23,050,044
 ENI SpA .......................................      6,341,300      40,490,458
 San Paolo-IMI SpA .............................      2,410,800      38,981,614
                                                                    -----------
 TOTAL ITALY ...................................                    102,522,116
                                                                    -----------
JAPAN--18.7%
 ACOM Co., Ltd. ................................        172,300      12,705,467
 Canon, Inc. ...................................        915,000      32,015,395
 Fujitsu, Ltd. .................................      2,643,000      38,932,925
 Hitachi, Ltd. .................................      4,216,000      37,542,757
 Kao Corp. .....................................      1,615,000      46,901,680
 Mizuho Holdings, Inc. .........................          7,148      44,268,580
 Nippon Telegraph & Telephone Corp. ............          4,532      32,626,277
 Nissan Motor Co., Ltd. (a) ....................     10,593,000      60,970,906
 NTT DoCoMo, Inc. ..............................          1,366      23,539,363
 Orix Corp. ....................................        337,800      33,862,736
 Sankyo Co., Ltd. ..............................      1,229,000      29,456,438
 Sony Corp. ....................................        719,600      49,727,432
 TDK Corp. .....................................        433,400      42,157,173
 The Nikko Securities Co., Ltd. ................      3,488,000      27,002,099
 The Sakura Bank, Ltd. .........................      7,380,000      44,543,387
 The Sumitomo Trust & Banking Co.,
  Ltd ..........................................      4,607,000      31,312,448
                                                                    -----------
 TOTAL JAPAN ...................................                    587,565,063
                                                                    -----------
NETHERLANDS--9.8%
 Akzo Nobel NV .................................      1,580,600      84,895,269
 Getronics NV ..................................      2,474,214      14,543,773
 Heineken NV ...................................        803,675      48,637,233
 ING Groep NV ..................................      1,126,000      89,956,252
 Koninklijke (Royal) Philips
  Electronics NV ...............................        853,197      31,260,942
 Wolters Kluwer NV .............................      1,464,200      39,926,615
                                                                    -----------
 TOTAL NETHERLANDS .............................                    309,220,084
                                                                    -----------
PORTUGAL--1.4%
 Portugal Telecom SGPS SA,
  Registered Shares ............................      4,741,800      43,367,828
                                                                    -----------
SINGAPORE--3.5%
 Oversea-Chinese Banking Corp., Ltd. ...........      6,483,050      48,285,996
 United Overseas Bank, Ltd. ....................      8,170,197      61,323,650
                                                                    -----------
 TOTAL SINGAPORE ...............................                    109,609,646
                                                                    -----------
SPAIN--2.8%
 Endesa SA .....................................      3,053,400      52,038,625
 Telefonica SA (a) .............................      2,191,172      36,212,175
                                                                    -----------
 TOTAL SPAIN ...................................                     88,250,800
                                                                    -----------

SWEDEN--4.4%
 Electrolux AB, Series B .......................      3,025,500      39,265,150
 Investor AB, B Shares .........................      4,083,800      61,003,899
 Svenska Handelsbanken AB,
  A Shares .....................................      2,264,100      38,738,441
                                                                    -----------
 TOTAL SWEDEN ..................................                    139,007,490
                                                                    -----------
SWITZERLAND--4.4%
 ABB Ltd. ......................................        315,270      33,600,402
 Roche Holding AG ..............................          4,481      45,642,119
 Zurich Financial Services AG ..................        100,390      60,510,229
                                                                    -----------
 TOTAL SWITZERLAND .............................                    139,752,750
                                                                    -----------
UNITED KINGDOM--25.8%
 AstraZeneca PLC ...............................        657,140      33,163,480
 BAE Systems PLC ...............................      6,771,848      38,681,114
 BP Amoco PLC ..................................      9,886,700      79,831,360
 British Telecommunications PLC ................      5,430,500      46,447,705
 Cadbury Schweppes PLC .........................      6,939,226      48,041,929
 Diageo PLC ....................................      5,128,694      57,517,031
 GKN PLC .......................................      2,054,100      21,715,479
 GlaxoSmithKline PLC ...........................      2,597,007      73,394,471

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL EQUITY PORTFOLIO (CONCLUDED)
 Halifax Group PLC .............................      3,589,200     $35,609,592
 HSBC Holdings PLC .............................      3,963,644      58,379,354
 Invensys PLC ..................................     21,538,700      50,403,680
 National Grid Group PLC .......................      4,177,900      38,014,303
 Prudential PLC ................................      2,106,100      33,917,443
 Reed International PLC ........................      3,392,100      35,505,456
 Tesco PLC .....................................     15,137,200      61,736,033
 The Great Universal Stores PLC ................      5,749,100      45,175,295
 Vodafone Group PLC ............................     15,071,300      55,326,172
                                                                    -----------
 TOTAL UNITED KINGDOM ..........................                    812,859,897
                                                                    -----------
TOTAL COMMON STOCKS
 (Identified cost $2,928,618,449) ..............                  3,068,663,210
                                                                    -----------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)
                                                        -------
REPURCHASE AGREEMENT--4.3%
 State Street Bank and Trust Co.,
  5.80%, 01/02/01, (Dated 12/29/00,
  collateralized by $10,755,000
  United States Treasury Note,
  5.50%, 01/31/03, with a value of
  $11,064,206, and $24,880,000
  United States Treasury Note,
  5.875%, 09/30/02, with a value
  of $25,502,000, and $46,900,000
  United States Treasury Note,
  6.875%, 05/15/06, with a value
  of $51,003,750, and $50,000,000
  United States Treasury Note,
  5.50%, 03/31/03, with a value
  of $51,000,000)
  (Identified cost $135,845,000) ...............   $135,845         135,845,000
                                                                 --------------
TOTAL INVESTMENTS
 (Identified cost
  $3,064,463,449) (b) ..........................      101.8%     $3,204,508,210
LIABILITIES IN EXCESS OF CASH
 AND OTHER ASSETS ..............................       (1.8)        (55,348,710)
                                                      -----      --------------
NET ASSETS .....................................      100.0%     $3,149,159,500
                                                      =====      ==============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
28

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL SMALL CAP PORTFOLIO
COMMON STOCKS--97.3%
AUSTRALIA--1.9%
 Cochlear, Ltd. ................................        322,500     $ 6,544,986
                                                                    -----------
BELGIUM--1.9%
 Creyf's NV ....................................        269,602       6,328,905
 Creyf's NV STRIP (a) ..........................            372               4
                                                                    -----------
 TOTAL BELGIUM .................................                      6,328,909
                                                                    -----------
FINLAND--3.8%
 Amer Group, Ltd. ..............................        271,800       7,146,164
 Sampo Insurance Co., Ltd. .....................        111,800       6,036,360
                                                                    -----------
 TOTAL FINLAND .................................                     13,182,524
                                                                    -----------
FRANCE--7.8%
 Carbone Lorraine SA ...........................        158,883       7,907,128
 CNP Assurances ................................        107,100       4,293,200
 Neopost SA (a), (d) ...........................        113,800       2,671,454
 SCOR SA ADR ...................................         72,700       3,653,175
 Societe BIC SA ................................        210,200       8,268,154
                                                                    -----------
 TOTAL FRANCE ..................................                     26,793,111
                                                                    -----------
GERMANY--4.4%
 Fielmann AG ...................................        244,100      10,131,075
 SCS Standard Computersysteme (a) ..............         16,070               0
 Techem AG (a) .................................        161,546       5,096,840
                                                                    -----------
 TOTAL GERMANY .................................                     15,227,915
                                                                    -----------
HONG KONG--2.8%
 Esprit Holdings, Ltd. .........................      7,237,500       6,170,670
 Shaw Brothers (Hong Kong), Ltd. ...............      2,520,500       1,955,078
 VTech Holdings, Ltd. ..........................      1,788,000       1,627,601
                                                                    -----------
 TOTAL HONG KONG ...............................                      9,753,349
                                                                    -----------
IRELAND--3.4%
 Waterford Wedgwood PLC ........................      9,789,288      11,490,174
                                                                    -----------
ITALY--2.0%
 Industrie Natuzzi SpA ADR .....................        343,100       4,202,975
 Interpump Group SpA ...........................        719,700       2,777,530
                                                                    -----------
 TOTAL ITALY ...................................                      6,980,505
                                                                    -----------
JAPAN--12.2%
 ADERANS Co., Ltd. .............................         64,800       2,664,101
 Diamond Lease Co., Ltd. .......................        265,000       2,723,714
 Hitachi Medical Corp. .........................        384,000       3,930,021
 Hokuto Corp. ..................................         90,700       3,149,746
 I S B Corp. ...................................         66,000         490,728
 Impact 21 Co., Ltd. ...........................        237,600       2,070,063
 Japan Digital Laboratory Co., Ltd. ............        379,900       4,340,005
 Kawasumi Laboratories, Inc. ...................         75,000         705,257
 Maruichi Steel Tube, Ltd. .....................        201,000       2,777,992
 Meitec Corp. ..................................         75,500       2,417,162
 Ministop Co., Ltd. ............................        175,100       3,147,573
 Nippon Shinyaku Co., Ltd. .....................        824,000       6,804,199
 Secom Techno Service Co., Ltd. ................         99,000       2,199,615
 Yoshinoya D&C Co., Ltd. .......................          2,330       4,443,142
                                                                    -----------
 TOTAL JAPAN ...................................                     41,863,318
                                                                    -----------
NETHERLANDS--15.2%
 Beter Bed Holding NV ..........................        108,900       1,119,715
 CSM NV ........................................        448,900      11,128,049
 Fugro NV ......................................        136,900       8,837,748
 Hunter Douglas NV .............................        355,376       9,743,981
 PinkRoccade NV (a), (d) .......................        128,000       6,971,134
 Telegraaf Holding MIJ NV ......................        358,800       7,277,323
 Wolters Kluwer NV .............................        265,100       7,228,894
                                                                    -----------
 TOTAL NETHERLANDS .............................                     52,306,844
                                                                    -----------
NORWAY--3.1%
 Merkantildata ASA (a) .........................        917,500       3,577,039
 P4 Radio Hele Norge ASA .......................        724,800       4,531,107
 Tandberg Television ASA (a) ...................        358,660       2,425,623
                                                                    -----------
 TOTAL NORWAY ..................................                     10,533,769
                                                                    -----------

SINGAPORE--0.4%
 Want Want Holdings, Ltd. ......................      1,760,000       1,337,600
 Want Want Holdings, Ltd., Warrants
  10/24/04 (a) .................................        155,200          17,072
                                                                    -----------
 TOTAL SINGAPORE ...............................                      1,354,672
                                                                    -----------
SPAIN--6.6%
 Abengoa SA ....................................        129,200       4,123,625
 Aldeasa SA ....................................        217,500       4,186,765
 Banco Pastor SA ...............................        106,100       4,582,883
 Corporacion Mapfre, Compania
  Internacional de Reaseguros, SA ..............        233,100       4,443,281
 Prosegur, CIA de Seguridad SA .................        477,800       5,383,849
                                                                    -----------
 TOTAL SPAIN ...................................                     22,720,403
                                                                    -----------
SWEDEN--7.0%
 Elanders AB, B Shares .........................        166,150       3,256,463
 Nobel Biocare AB ..............................        305,300       9,412,258
 Swedish Match AB ..............................      2,920,300      11,385,426
                                                                    -----------
 TOTAL SWEDEN ..................................                     24,054,147
                                                                    -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD INTERNATIONAL SMALL CAP PORTFOLIO (CONCLUDED)
SWITZERLAND--6.0%
 Bank Sarasin & Compagnie,
  Registered B Shares ..........................          3,846     $12,338,331
 Edipresse SA ..................................         21,860       6,851,058
 Gretag Imaging Group, Registered
  Shares .......................................         17,671       1,526,275
                                                                    -----------
 TOTAL SWITZERLAND .............................                     20,715,664
                                                                    -----------
UNITED KINGDOM--18.8%
 Ashtead Group PLC .............................      4,219,000       7,759,666
 Corporate Services Group PLC (a) ..............      3,088,700       2,655,657
 Euromoney Institutional Investor PLC ..........        207,576       1,800,253
 FKI PLC .......................................        637,700       2,097,816
 Kidde PLC (a) .................................      5,234,100       5,635,117
 Luminar PLC ...................................        526,300       5,207,424
 Man Group PLC .................................      1,304,700      12,037,166
 Northgate PLC .................................        794,900       4,421,645
 Reckitt Benckiser PLC .........................        592,500       8,168,601
 Signet Group PLC ADR ..........................        345,012       7,676,517
 SSL International PLC .........................        942,023       7,043,036
                                                                    -----------
 TOTAL UNITED KINGDOM ..........................                     64,502,898
                                                                    -----------
TOTAL COMMON STOCKS
 (Identified cost $317,586,346) ................                    334,353,188
                                                                    -----------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)
                                                        -------
REPURCHASE AGREEMENT--7.3%
 State Street Bank and Trust Co.,
  5.80%, 01/02/01, (Dated 12/29/00,
  collateralized by $60,000 United
  States Treasury Bond, 9.125%,
  05/15/09, with a value of $67,425,
  and $24,640,000 United States
  Treasury Note, 6.25%, 08/31/02,
  with a value of $25,502,400)
  (Identified cost $25,062,000) ................        $25,062      25,062,000
                                                                   ------------
TOTAL INVESTMENTS
 (Identified cost $342,648,346) (b) ............          104.6%   $359,415,188
LIABILITIES IN EXCESS OF CASH
 AND OTHER ASSETS ..............................           (4.6)    (15,958,092)
                                                         -------   ------------
NET ASSETS .....................................          100.0%   $343,457,096
                                                         =======   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
30

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD EMERGING MARKETS PORTFOLIO
COMMON STOCKS--81.0%
BRAZIL--1.2%
 Petroleo Brasileiro SA ADR (a) ................        159,500     $ 4,027,375
                                                                    -----------
CHILE--1.9%
 Administradora de Fondos de
  Pensiones Provida SA ADR .....................        296,000       5,994,000
                                                                    -----------
GREECE--1.4%
 Cosmote SA (a) ................................        113,800         928,199
 Hellenic Telecommunications
  Organization SA ..............................        218,422       3,259,131
 Hellenic Telecommunications
  Organization SA ADR ..........................         47,700         345,825
                                                                    -----------
 TOTAL GREECE ..................................                      4,533,155
                                                                    -----------
HONG KONG--4.4%
 China Mobile (Hong Kong), Ltd. ................
  ADR (a) ......................................        363,800       9,868,075
 Yue Yuen Industrial (Holdings), Ltd. ..........      2,568,300       4,445,306
                                                                    -----------
 TOTAL HONG KONG ...............................                     14,313,381
                                                                    -----------
HUNGARY--1.9%
 Gedeon Richter Rt .............................         52,700       3,117,546
 Magyar Tavkozlesi Rt. ADR .....................        145,300       2,969,569
                                                                    -----------
 TOTAL HUNGARY .................................                      6,087,115
                                                                    -----------
INDIA--10.4%
 Hindalco Industries, Ltd. .....................        196,000       3,097,665
 Hindalco Industries, Ltd. GDR (d) .............         39,400         703,290
 Hindustan Lever, Ltd. .........................        546,100       2,414,047
 Infosys Technologies, Ltd. ....................         22,400       2,737,882
 ITC, Ltd. .....................................        238,300       4,577,116
 Larsen & Toubro, Ltd. .........................        549,000       2,301,025
 Mahanagar Telephone Nigam, Ltd. ...............      1,074,569       4,122,864
 Reliance Industries, Ltd. .....................        852,700       6,192,487
 Satyam Computer Services, Ltd. ................        195,700       1,355,185
 State Bank of India ...........................      1,474,500       6,077,417
                                                                    -----------
 TOTAL INDIA ...................................                     33,578,978
                                                                    -----------
INDONESIA--1.2%
 PT Hanjaya Mandala Sampoerna Tbk ..............      2,537,000       3,907,111
                                                                    -----------
ISRAEL--3.3%
 Bank Hapoalim, Ltd. ...........................      1,410,400       4,091,503
 Check Point Software Technologies,
  Ltd. (a) .....................................         48,900       6,531,206
                                                                    -----------
 TOTAL ISRAEL ..................................                     10,622,709
                                                                    -----------
MEXICO--15.3%
 Carso Global Telecom, Series A1 (a) ...........      2,808,100       5,373,795
 Cemex SA de CV ADR ............................        188,080       3,397,195
 Fomento Economico Mexicano SA
  de CV ADR ....................................        146,100       4,364,738
 Grupo Aeroportuario del Sureste SA
  de CV, Series B (a) ..........................      1,739,300       1,628,050
 Grupo Financiero Banamex Accival
  SA de CV, Series O (a) .......................      4,456,000       7,322,392
 Grupo Financiero Banorte SA
  de CV, Series O (a) ..........................      1,896,300       2,563,900
 Grupo Iusacell SA de CV, Series V
  ADR (a) ......................................        511,400       4,986,150
 Grupo Televisa SA GDR (a) .....................        116,100       5,217,244
 Kimberly-Clark de Mexico SA
  de CV, Series A ..............................        715,000       1,978,055
 Telefonos de Mexico SA de CV,
  Series L ADR .................................         76,400       3,447,550
 Tubos de Acero de Mexico SA ADR ...............        405,400       5,797,220
 Wal-Mart de Mexico SA de CV,
  Series C (a) .................................      1,832,800       3,373,953
                                                                    -----------
 TOTAL MEXICO ..................................                     49,450,242
                                                                    -----------
PERU--0.5%
 Credicorp, Ltd. ...............................        248,600       1,491,600
                                                                    -----------
PHILIPPINES--1.9%
 Philippine Long Distance Telephone
  Co. ADR ......................................        339,900       6,054,469
                                                                    -----------

RUSSIA--4.5%
 Mobile Telesystems ADR (a) ....................        322,600       7,742,400
 OAO Lukoil Holding ADR ........................        183,900       6,804,300
                                                                    -----------
 TOTAL RUSSIA ..................................                     14,546,700
                                                                    -----------
SOUTH AFRICA--9.7%
 ABSA Group, Ltd. ..............................      1,063,923       4,021,171
 Anglo American Platinum Corp., Ltd. ...........         48,800       2,277,806
 Impala Platinum Holdings, Ltd. ................         87,200       4,443,547
 Old Mutual PLC ................................      2,064,300       5,124,002
 Sanlam, Ltd. ..................................      3,858,900       4,875,259
 Sasol, Ltd. ...................................        743,800       4,811,552
 South African Breweries PLC ...................        675,700       4,750,527
 South African Breweries PLC (U.K.) ............        130,600         914,916
                                                                    -----------
 TOTAL SOUTH AFRICA ............................                     31,218,780
                                                                    -----------
SOUTH KOREA--12.0%
 Hyundai Electronics Industries
  Co., Ltd. (a) ................................        239,700         762,682
 Kookmin Bank ..................................        454,053       5,348,134
 Korea Electric Power Corp. ....................        232,100       4,330,087
 Korea Telecom Corp. ADR .......................        169,036       5,240,116
 Pohang Iron & Steel Co., Ltd. .................         34,700       2,098,458

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD EMERGING MARKETS PORTFOLIO (CONCLUDED)
 Pohang Iron & Steel Co., Ltd. ADR .............        105,000     $ 1,634,063
 Samsung Electronics ...........................         58,681       7,329,326
 Samsung Fire & Marine Insurance ...............         67,338       1,463,870
 SK Telecom Co., Ltd. ..........................         44,330       8,866,000
 SK Telecom Co., Ltd. ADR ......................         73,401       1,729,511
                                                                    -----------
 TOTAL SOUTH KOREA .............................                     38,802,247
                                                                    -----------
TAIWAN--7.1%
 ASE Test, Ltd. (a) ............................        182,500       1,551,250
 Asustek Computer, Inc. GDR (d) ................        396,916       1,190,748
 China Steel Corp. GDR .........................        314,244       3,723,792
 Compal Electronics, Inc. GDR ..................        252,668       1,768,676
 Far Eastern Textile, Ltd. .....................            520             367
 Fubon Insurance Co. ...........................      5,495,000       3,334,828
 Siliconware Precision Industries
  Co. ADR (a) ..................................        328,700         821,750
 Taiwan Cellular Corp. (a) .....................      1,135,000       1,713,466
 Taiwan Semiconductor
  Manufacturing Co., Ltd. (a) ..................      1,866,000       4,479,076
 United Microelectronics Corp. .................
  ADR (a) ......................................        435,400       3,592,050
 Via Technologies, Inc. (a) ....................        159,000         859,330
                                                                    -----------
 TOTAL TAIWAN ..................................                     23,035,333
                                                                    -----------
TURKEY--2.3%
 Turkcell Iletisim Hizmetleri AS
  ADR (a) ......................................        395,800       2,770,600
 Turkiye Garanti Bankasi AS
  ADR (a), (d) .................................        352,400       1,832,480
 Yapi ve Kredi Bankasi AS (a) ..................    561,319,578       2,889,083
                                                                    -----------
 TOTAL TURKEY ..................................                      7,492,163
                                                                    -----------
UNITED STATES--1.5%
 Comverse Technology, Inc. (a) .................         44,000       4,779,500
                                                                    -----------
VENEZUELA--0.5%
 Compania Anonima Nacional
  Telefonos de Venezuela ADR ...................         94,200       1,783,913
                                                                    -----------
TOTAL COMMON STOCKS
 (Identified cost $311,748,539) ................                    261,718,771
                                                                    -----------
PREFERRED STOCKS--14.3%
BRAZIL--14.3%
 Banco Bradesco SA .............................    614,274,000       4,410,172
 Banco Bradesco SA, rights
  02/12/01 (a) .................................     19,636,841               0
 Banco Itau SA .................................     84,961,400       8,060,441
 Companhia Brasileira
  de Distribuicao Grupo Pao de
  Acucar ADR ...................................        129,900       4,741,350
 Companhia de Bebidas
  das Americas .................................     38,906,700       9,377,512
 Companhia Paranaense de
  Energia-Copel ................................    208,499,000       1,689,377
 Companhia Paranaense de
  Energia-Copel ADR ............................        444,600       3,751,312
 Embratel Participacoes SA ADR .................        206,000       3,231,625
 Tele Norte Leste Participacoes SA
  ADR ..........................................        374,983       8,554,300
 Telesp Celular Participacoes
  SA ADR .......................................         89,800       2,424,600
                                                                    -----------
 TOTAL BRAZIL ..................................                     46,240,689
                                                                    -----------
TOTAL PREFERRED STOCKS
 (Identified cost $37,021,686) .................                     46,240,689
                                                                    -----------

                                                       PRINCIPAL
                                                        AMOUNT
                                                         (000)
                                                        -------
REPURCHASE AGREEMENT--8.7%
 State Street Bank and Trust Co.,
  5.80%, 01/02/01, (Dated 12/29/00,
  collateralized by $3,120,000
  United States Treasury Note,
  5.875%, 09/30/02, with a value of
  $3,198,000, and $24,640,000
  United States Treasury Note,
  6.25%, 08/31/02, with a
  value of $25,502,400)
  (Identified cost $28,133,000) ................    $28,133        28,133,000
                                                                 ------------
TOTAL INVESTMENTS
 (Identified cost $376,903,225) (b) ............      104.0%     $336,092,460
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS ..................................       (4.0)      (12,942,715)
                                                    -------      ------------
NET ASSETS .....................................      100.0%     $323,149,745
                                                    =======      ============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
32

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
LAZARD BOND PORTFOLIO
ASSET-BACKED SECURITIES--10.9%
 Advanta Business Card Master Trust:
  Series 2000-B, Class A,
  6.8563%, 01/20/06 (e) ........................    $       340     $   340,752
  Series 2000-B, Class C,
  7.9363%, 01/20/06 (e) ........................            360         360,281
 Associates Automobile Receivables
  Trust, Series 2000-1, Class M,
  7.51%, 05/15/05 ..............................            400         414,375
 Chevy Chase Auto Receivables Trust,
  Series 2000-1, Class A4,
  7.47%, 07/15/05 ..............................            390         403,943
 Citibank Credit Card Master Trust I,
  Series 1999-1, Class B,
  5.75%, 02/15/06 ..............................          1,145       1,129,966
 Comed Transitional Funding Trust,
  Series 1998-1, Class A4,
  5.39%, 06/25/05 ..............................            275         271,992
 Discover Card Master Trust I,
  Series 1999-2, Class A,
  5.90%, 10/15/04 ..............................            824         823,361
 First USA Credit Card Master Trust,
  Series 1998-1, Class C,
  6.50%, 01/18/06 (d) ..........................            400         399,956
 Ford Credit Auto Owner Trust,
  Series 2000-G, Class B,
  6.92%, 04/15/05 ..............................            690         702,793
 Illinois Power Special Purpose Trust,
  Series 1998-1, Class A4,
  5.34%, 06/25/05 ..............................            230         227,051
 MBNA Master Credit Card Trust:
  Series 1998-J, Class A,
  5.25%, 02/15/06 ..............................            804         793,194
   Series 1998-D, Class A,
  5.80%, 12/15/05 ..............................            400         399,248
 MMCA Automobile Trust,
  Series 2000-1, Class A4,
  7.08%, 02/15/05 ..............................            365         374,467
 Sears Credit Account Master Trust,
  Series 2000-1, Class A,
  7.25%, 11/15/07 ..............................            590         608,454
                                                                    -----------
 TOTAL ASSET-BACKED SECURITIES
  (Identified cost $7,138,946) .................                      7,249,833
                                                                    -----------
COLLATERALIZED MORTGAGE OBLIGATIONS--4.5%
 Asset Securitization Corp.:
  Series 1996-D2, Class ACS2,
  1.5973%, 02/14/29 (e), (j) ...................          2,125         132,480
  Series 1996-D3, Class A1A,
   7.01%, 10/13/26 .............................             35          35,467
 Bear Stearns Commercial
  Mortgage Securities, Inc.,
  Series 1999-WF2, Class A2,
  7.08%, 06/15/09 ..............................            408         424,939
 Merrill Lynch Mortgage Investors, Inc.:
  Series 1996-C1, Class IO,
  0.5966%, 04/25/28 (d), (e), (j) ..............          3,821          80,020
  Series 1998-C3, Class A1,
  5.65%, 12/15/30 ..............................            852         839,269
 Morgan Stanley Capital I, Inc.:
  Series 1996-WF1, Class X,
  1.3677%, 01/15/13 (d), (e), (j) ..............          2,428         117,262
  Series 1999-Life, Class A1,
  6.97%, 10/15/08 ..............................          1,266       1,302,521
 Prudential Home Mortgage
  Securities, Series 1993-41, Class A5,
  0.92%, 10/25/10 (e), (j) .....................            152               0
 Structured Asset Securities Corp.:
  Series 1996-CFL, Class X2,
  1.0568%, 02/25/28 (e), (j) ...................            592           8,892
   Series 1996-CFL, Class X1,
  1.5868%, 02/25/28 (e), (j) ...................          1,044          62,694
                                                                    -----------
 TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (Identified cost $3,144,200) .................                      3,003,544
                                                                    -----------
CORPORATE BONDS--31.9%
AEROSPACE & DEFENSE--0.7%
 Raytheon Co.,
  6.75%, 08/15/07 ..............................            450         447,309
                                                                    -----------

AUTOMOTIVE & EQUIPMENT
  RENTAL--0.3%
 Renters Choice, Inc.,
  11.00%, 08/15/08 .............................            100          97,125
 United Rentals, Inc., Series B,
  9.25%, 01/15/09 ..............................            125          95,000
                                                                    -----------
                                                                        192,125
                                                                    -----------
BANKING & FINANCIAL SERVICES--9.5%
 AT&T Capital Corp.,
  6.60%, 05/15/05 (f) ..........................            902         881,344
 Countrywide Home Loan, Inc.,
  6.85%, 06/15/04 ..............................            550         551,870
 FleetBoston Financial Corp.,
  7.25%, 09/15/05 ..............................            520         534,737
 Ford Motor Credit Co.,
  7.50%, 03/15/05 ..............................            490         502,186

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
LAZARD BOND PORTFOLIO (CONTINUED)
 General Motors Acceptance Corp.,
  7.50%, 07/15/05 ..............................    $       600     $   614,320
 Lehman Brothers Holdings, Inc.,
  8.25%, 06/15/07 ..............................            500         530,000
 Lodgian Financing Corp.,
  12.25%, 07/15/09 .............................             70          63,000
 MBNA America Bank NA,
  6.75%, 03/15/08 (d) ..........................            429         396,452
 Morgan Stanley Dean Witter & Co.,
  7.75%, 06/15/05 ..............................            540         568,215
 Paine Webber Group, Inc.,
  6.55%, 04/15/08 ..............................            520         524,425
 Salomon Smith Barney Holdings,
  6.25%, 01/15/05 ..............................            630         624,783
 Washington Mutual, Inc.,
  7.50%, 08/15/06 ..............................            470         479,701
                                                                    -----------
                                                                      6,271,033
                                                                    -----------
BREWERY--1.2%
 Anheuser-Busch Cos., Inc.,
  7.10%, 06/15/07 ..............................            799         821,364
                                                                    -----------
BROADCASTING--0.1% Echostar DBS Corp.,
  9.375%, 02/01/09 .............................             72          69,840
                                                                    -----------
BUILDING & CONSTRUCTION--0.2%
 Building One Services Corp.,
  10.50%, 05/01/09 .............................            135          81,000
 Penhall International Corp.,
  12.00%, 08/01/06 .............................             80          72,800
                                                                    -----------
                                                                        153,800
                                                                    -----------
CABLE TELEVISION--0.2%
 Adelphia Communications Corp.,
  9.375%, 11/15/09 .............................             40          35,200
 Charter Communications
  Holdings LLC,
  8.625%, 04/01/09 .............................             50          45,000
 LodgeNet Entertainment Corp.,
  10.25%, 12/15/06 .............................             75          70,500
                                                                    -----------
                                                                        150,700
                                                                    -----------
CHEMICALS--0.3% ARCO Chemical Co.,
  9.80%, 02/01/20 ..............................            180         170,156
 Geo Specialty Chemicals, Inc.,
  10.125%, 08/01/08 ............................             35          29,400
                                                                    -----------
                                                                        199,556
                                                                    -----------
COMMERCIAL SERVICES--0.2%
 IT Group, Inc., Series B,
  11.25%, 04/01/09 .............................            145         113,100
                                                                    -----------
CONTAINERS--0.0%
 Amtrol, Inc.,
  10.625%, 12/31/06 ............................             12           9,540
                                                                    -----------
ELECTRONICS--0.1%
 Motors & Gears, Inc., Series D,
   10.75%, 11/15/06 ............................             85          75,650
                                                                    -----------
ENERGY--1.8%
 Dynegy, Inc.,
  7.45%, 07/15/06 ..............................            682         698,132
 Midamerican Energy Co.,
  6.375%, 06/15/06 .............................            454         445,687
 Orion Power Holdings, Inc.,
  12.00%, 05/01/10 (d) .........................             70          75,950
                                                                    -----------
                                                                      1,219,769
                                                                    -----------
FIBER OPTICS--0.1%
 Metromedia Fiber Network, Inc.:
   10.00%, 12/15/09 ............................             25          20,750
  Series B, 10.00%, 11/15/08 ...................             45          37,462
 Williams Communications Group, Inc.,
  10.875%, 10/01/09 ............................             55          40,975
                                                                    -----------
                                                                         99,187
                                                                    -----------
FOOD & BEVERAGES--0.1%
 Agrilink Foods, Inc.,
   11.875%, 11/01/08 ...........................             60          39,150
                                                                    -----------

HEALTHCARE--0.5%
 Dynacare, Inc.,
  10.75%, 01/15/06 .............................            115         108,100
 Fresenius Medical Capital Trust II,
  7.875%, 02/01/08 .............................             87          80,475
 Hanger Orthopedic Group, Inc.,
  11.25%, 06/15/09 .............................             75          24,000
 HEALTHSOUTH Corp.,
  10.75%, 10/01/08 (d) .........................             70          73,150
 Tenet Healthcare Corp.,
  8.625%, 01/15/07 .............................             40          40,950
                                                                    -----------
                                                                        326,675
                                                                    -----------
INDUSTRIAL & MACHINERY--1.9%
 Unilever Capital Corp.,
  7.125%, 11/01/10 .............................            560         585,200
 URS Corp., Series B,
  12.25%, 05/01/09 .............................             75          75,281

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
34

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
LAZARD BOND PORTFOLIO (CONTINUED)
 USX Corp.,
  6.65%, 02/01/06 ..............................    $       570     $   569,874
                                                                    -----------
                                                                      1,230,355
                                                                    -----------
INSURANCE--1.7%
 American Financial Group,
  7.125%, 04/15/09 .............................            459         406,678
 Atlas Reinsurance PLC, Series A,
  9.5044%, 04/04/03 (d), (e) ...................            740         738,150
                                                                    -----------
                                                                      1,144,828
                                                                    -----------
INTERNET SERVICES--0.0%
 Exodus Communications, Inc.,
  11.625%, 07/15/10 (d) ........................             20          17,950
 PSINet, Inc.,
  10.50%, 12/01/06 .............................             10           2,600
                                                                    -----------
                                                                         20,550
                                                                    -----------
LODGING & ENTERTAINMENT--0.8%
 Courtyard by Marriott II, Ltd., Series B,
  10.75%, 02/01/08 .............................            100         101,000
 John Q. Hammons Hotels, Inc.,
  8.875%, 02/15/04 .............................             80          72,400
 Mandalay Resort Group, Series B,
  10.25%, 08/01/07 .............................             75          74,063
 MGM Grand, Inc.,
  9.75%, 06/01/07 ..............................            125         130,937
 Station Casinos, Inc.,
  10.125%, 03/15/06 ............................            130         133,900
                                                                    -----------
                                                                        512,300
                                                                    -----------
MANUFACTURING--0.1%
 High Voltage Engineering Corp.,
  10.50%, 08/15/04 .............................             44          28,600
 Tekni-Plex, Inc., Series B,
  12.75%, 06/15/10 .............................             40          32,000
 Transdigm, Inc.,
  10.375%, 12/01/08 ............................             35          31,500
                                                                    -----------
                                                                         92,100
                                                                    -----------
OIL & GAS--2.8%
 Baker Hughes, Inc.,
  6.25%, 01/15/09 ..............................            520         512,522
 Chesapeake Energy Corp., Series B,
  9.625%, 05/01/05 (f) .........................             40          41,200
 Comstock Resources, Inc.,
  11.25%, 05/01/07 (f) .........................             60          62,250
 KeySpan Corp.,
  7.25%, 11/15/05 ..............................            480         499,584
 Lomak Petroleum Corp.,
  8.75%, 01/15/07 ..............................             65          61,263
 Plains Resources, Inc.,
  10.25%, 03/15/06 (d) .........................             25          24,938
 Texaco Capital, Inc.,
  6.00%, 06/15/05 ..............................            637         639,949
                                                                    -----------
                                                                      1,841,706
                                                                    -----------
OIL EQUIPMENT--0.2%
 RBF Finance Co.,
  11.00%, 03/15/06 .............................            120         138,900
                                                                    -----------
PRINTING--0.2%
 Merrill Corp., Series B,
  12.00%, 05/01/09 .............................             52          23,400
 Phoenix Color Corp.,
  10.375%, 02/01/09 (f) ........................            155         110,050
                                                                    -----------
                                                                        133,450
                                                                    -----------
PUBLISHING--0.2% WRC Media Corp.,
  12.75%, 11/15/09 .............................            175         140,219
                                                                    -----------
RETAIL--0.2% Buhrmann US, Inc.,
  12.25%, 11/01/09 .............................             55          55,275
 Petro Stopping Centers,
  10.50%, 02/01/07 .............................             80          66,000
                                                                    -----------
                                                                        121,275
                                                                    -----------

TELECOMMUNICATIONS--3.2%
 Cox Communications, Inc.,
  6.15%, 08/01/03 (e), (f) .....................            988         975,643
 Crown Castle International Corp.,
  10.75%, 08/01/11 .............................             35          35,875
 ITC DeltaCom, Inc.,
  11.00%, 06/01/07 .............................             50          40,000
 Level 3 Communications, Inc.:
  11.00%, 03/15/08 (f) .........................            115         101,200
  11.25%, 03/15/10 .............................             70          60,900
 Nextel International, Inc.,
  12.75%, 08/01/10 (d) .........................             90          73,800
 Orius Capital Corp., Series B,
  12.75%, 02/01/10 .............................             88          73,040
 Spectrasite Holdings, Inc., Series B,
  0.00%, 03/15/10 (g) ..........................             65          33,150
 US West Communications, Inc.,
  5.625%, 11/15/08 .............................            836         747,251
                                                                    -----------
                                                                      2,140,859
                                                                    -----------
TELEPHONE--1.7%
 GTE Corp.,
  9.10%, 06/01/03 ..............................            395         417,677
 WorldCom, Inc.,
  7.75%, 04/01/07 ..............................            600         603,240
 XO Communications, Inc.,
  10.75%, 06/01/09 .............................             95          77,900
                                                                    -----------
                                                                      1,098,817
                                                                    -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
LAZARD BOND PORTFOLIO (CONCLUDED)
TRANSPORTATION--0.4%
 Interpool, Inc.,
  6.625%, 03/01/03 .............................    $        70     $    62,870
 North American Van Lines, Inc.,
  13.375%, 12/01/09 (d) ........................            220         180,400
 RailWorks Corp.,
  11.50%, 04/15/09 .............................             80          28,800
                                                                    -----------
                                                                        272,070
                                                                    -----------
UTILITIES--3.0%
 AES Corp.,
  9.375%, 09/15/10 .............................            100         102,250
 Calpine Corp.,
  8.75%, 07/15/07 ..............................             50          49,720
 Dominion Resources, Inc., Series B,
  7.625%, 07/15/05 .............................            545         568,457
 Southern California Edison Co.,
  7.20%, 11/03/03 ..............................            515         438,533
 Texas Utilities Co., Series B,
  6.375%, 10/01/04 .............................            821         814,292
                                                                    -----------
                                                                      1,973,252
                                                                    -----------
WASTE MANAGEMENT--0.2%
 Allied Waste North America, Inc.,
  Series B,
  10.00%, 08/01/09 .............................            120         113,100
                                                                    -----------
TOTAL CORPORATE BONDS
 (Identified cost $21,662,433) .................                     21,162,579
                                                                    -----------
                                                          SHARES
                                                       -----------
WARRANTS--0.0%
PRINTING--0.0%
 Merrill Corp., Class B, 05/01/09
  (Identified cost $627) (a), (d) ..............             52               1
                                                                    -----------

                                                       PRINCIPAL
                                                        AMOUNT
                                                         (000)
                                                        -------
MORTGAGE PASS-THROUGH
  SECURITIES--20.6%
 Federal Home Loan Mortgage Corp.:
  Pool#G10933, 6.00%, 08/01/14 .................    $     1,400       1,384,251
  Pool#E00808, 6.50%, 02/01/15 .................            578         577,618
  Pool#E80032, 6.50%, 02/01/15 .................            695         695,602
  Pool#W10002, 6.775%, 11/01/03 ................            727         739,716
  Pool#E80516, 7.50%, 05/01/15 .................          1,090       1,113,815
  Pool#E80580, 7.50%, 05/01/15 .................            457         467,087
  Pool#C33113, 7.50%, 12/01/29 .................            843         856,611
  Pool#C41239, 8.00%, 08/01/30 .................          1,671       1,713,439
  Pool#C41633, 8.00%, 08/01/30 .................          1,883       1,930,969
  Pool#410425, 8.308%, 09/01/26 (e) ............             38          38,942
  6.50%, TBA 01/01 .............................            977         967,836
  7.50%, TBA 01/01 .............................          1,038       1,052,594
  8.00%, TBA 01/01 .............................            142         145,327
 Federal National Mortgage Association:
  Pool#342042, 8.187%, 06/01/25 (e) ............             61          62,382
  Pool#303824, 8.326%, 07/01/25 (e) ............             84          86,280
 Government National Mortgage
  Association:
  Pool#80120, 7.125%, 10/20/27 .................            410         413,952
  Pool#80208, 7.375%, 06/20/28 .................            679         683,390
  Pool#80093, 7.75%, 07/20/27 ..................             89          90,683
  Pool#479581, 8.00%, 09/15/30 .................             43          43,741
  Pool#529756, 8.00%, 09/15/30 .................            544         558,728
                                                                    -----------
TOTAL MORTGAGE PASS-THROUGH SECURITIES
 (Identified cost $13,105,167) .................                     13,622,963
                                                                    -----------
U.S. GOVERNMENT SECURITIES--10.6%
 Federal Home Loan Mortgage Corp.:
  5.00%, 01/15/04 ..............................            950         932,777
  6.25%, 10/15/02 ..............................            359         362,927
  6.375%, 11/15/03 .............................          1,500       1,528,125
 Federal National Mortgage Association:
  6.50%, 08/15/04 ..............................            344         353,030
  6.625%, 10/15/07 .............................            290         302,641
  6.625%, 09/15/09 .............................          1,350       1,406,741
  7.125%, 02/15/05 .............................          2,055       2,158,716

 Resolution Funding Corp. STRIP,
  0.00%, 01/15/21 ..............................             29           8,837
                                                                    -----------
TOTAL U.S. GOVERNMENT SECURITIES
 (Identified cost $6,900,693) ..................                      7,053,794
                                                                    -----------
U.S. TREASURY SECURITIES--14.4%
 United States Treasury Notes:
  3.625%, 07/15/02 .............................          2,004       2,006,353
  6.00%, 08/15/09 ..............................          5,435       5,734,794
  6.125%, 11/15/27 .............................            800         860,128
 United States Treasury STRIPS:
  0.00%, 11/15/09 ..............................             39          24,241
  0.00%, 02/15/11 ..............................          1,555         914,527
                                                                    -----------
TOTAL U.S. TREASURY SECURITIES
 (Identified cost $9,297,510) ..................                      9,540,043
                                                                    -----------
COMMERCIAL PAPER--2.9%
 General Motors Acceptance Corp.,
  6.59%, 01/16/01
  (Identified cost $1,907,747) .................          1,913       1,907,747
                                                                    -----------
TOTAL INVESTMENTS
 (Identified cost $63,157,323) (b) .............           95.8%    $63,540,504
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES ................................            4.2       2,763,908
                                                    -----------     -----------
NET ASSETS .....................................          100.0%    $66,304,412
                                                    ===========     ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
36

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
LAZARD HIGH YIELD PORTFOLIO
CORPORATE BONDS--91.0%
AEROSPACE & DEFENSE--1.5%
 Sabreliner Corp.,
  11.00%, 06/15/08 (d) .........................    $     1,465     $ 1,181,156
                                                                    -----------
AUTOMOTIVE & EQUIPMENT RENTAL--2.0%
 Neff Corp.,
  10.25%, 06/01/08 .............................          1,505         662,200
 Renters Choice, Inc.,
  11.00%, 08/15/08 .............................            940         912,975
                                                                    -----------
                                                                      1,575,175
                                                                    -----------
BROADCASTING--1.5% Echostar DBS Corp.,
  9.375%, 02/01/09 .............................            850         824,500
 Golden Sky DBS, Inc., Series B,
  0.00%, 03/01/07 (g) ..........................            645         367,650
                                                                    -----------
                                                                      1,192,150
                                                                    -----------
BUILDING & CONSTRUCTION--2.3%
 Building One Services Corp.,
  10.50%, 05/01/09 .............................          1,700       1,020,000
 Penhall International Corp.,
  12.00%, 08/01/06 .............................            890         809,900
                                                                    -----------
                                                                      1,829,900
                                                                    -----------
CABLE TELEVISION--6.8%
 Adelphia Communications Corp.,
  9.375%, 11/15/09 .............................            780         686,400
 Cable Satisfaction International, Inc.,
  12.75%, 03/01/10 .............................            500         265,000
 Charter Communications
  Holdings LLC,
  8.625%, 04/01/09 .............................            485         436,500
 Diamond Cable
  Communications Co.,
  13.25%, 09/30/04 (g) .........................            940         883,600
 Echostar Broadband Corp.,
  10.375%, 10/01/07 (d) ........................            245         240,712
 LodgeNet Entertainment Corp.,
  10.25%, 12/15/06 .............................            985         925,900
 Ono Finance PLC,
  13.00%, 05/01/09 .............................          1,060         773,800
 Telewest PLC,
  9.875%, 02/01/10 .............................          1,400       1,148,000
                                                                    -----------
                                                                      5,359,912
                                                                    -----------
CHEMICALS--4.1%
 Agriculture Minerals & Chemicals,
  10.75%, 09/30/03 .............................          1,330         798,000
 ARCO Chemical Co.,
  9.80%, 02/01/20 ..............................            735         694,802
 Geo Specialty Chemicals, Inc.,
  10.125%, 08/01/08 ............................            430         361,200
 Lyondell Chemical Co.,
  10.875%, 05/01/09 ............................            455         427,700
 Sterling Chemicals Holdings, Inc.,
  0.00%, 08/15/08 (g) ..........................            680         102,000
 Sterling Chemicals, Inc.:
  Series A, 11.25%, 04/01/07 ...................            675         317,250
   Series B, 12.375%, 07/15/06 .................            605         553,575
                                                                    -----------
                                                                      3,254,527
                                                                    -----------
COMMERCIAL SERVICES--2.7%
 IT Group, Inc., Series B,
  11.25%, 04/01/09 .............................          1,700       1,326,000
 SITEL Corp.,
  9.25%, 03/15/06 ..............................            960         801,600
                                                                    -----------
                                                                      2,127,600
                                                                    -----------
CONTAINERS--1.9%
 Amtrol, Inc.,
  10.625%, 12/31/06 ............................            144         114,480
 BWAY Corp., Series B,
  10.25%, 04/15/07 .............................            870         793,875
 U. S. Can Corp.,
  12.375%, 10/01/10 (d) ........................            635         628,650
                                                                    -----------
                                                                      1,537,005
                                                                    -----------

ELECTRONICS--1.2%
 Motors & Gears, Inc., Series D,
  10.75%, 11/15/06 .............................          1,090         970,100
                                                                    -----------
ENERGY--1.8%
 Orion Power Holdings, Inc.,
  12.00%, 05/01/10 (d) .........................          1,295       1,405,075
                                                                    -----------
EQUIPMENT RENTAL--1.4%
 United Rentals, Inc., Series B:
  9.00%, 04/01/09 ..............................            800         600,000
  9.25%, 01/15/09 ..............................            700         532,000
                                                                    -----------
                                                                      1,132,000
                                                                    -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
LAZARD HIGH YIELD PORTFOLIO (CONTINUED)
FIBER OPTICS--2.7%
 360 Networks, Inc.,
  13.00%, 05/01/08 .............................    $       520     $   416,000
 Metromedia Fiber Network, Inc.:
  10.00%, 12/15/09 .............................            285         236,550
  Series B, 10.00%, 11/15/08 ...................            805         670,163
 Williams Communications Group, Inc.:
  10.875%, 10/01/09 ............................            175         130,375
  11.70%, 08/01/08 .............................            850         654,500
                                                                    -----------
                                                                      2,107,588
                                                                    -----------
FINANCIAL SERVICES--1.6%
 Lodgian Financing Corp.,
  12.25%, 07/15/09 .............................          1,440       1,296,000
                                                                    -----------
FOOD & BEVERAGES--1.0%
 Agrilink Foods, Inc.,
  11.875%, 11/01/08 ............................          1,240         809,100
                                                                    -----------
HEALTHCARE--4.7%
 Dynacare, Inc.,
   10.75%, 01/15/06 ............................            995         935,300
 Fresenius Medical Capital Trust II,
  7.875%, 02/01/08 .............................            210         194,250
 Hanger Orthopedic Group, Inc.,
  11.25%, 06/15/09 .............................          1,460         467,200
 HEALTHSOUTH Corp.,
  10.75%, 10/01/08 (d) .........................          1,315       1,374,175
 Tenet Healthcare Corp., Series B,
  9.25%, 09/01/10 ..............................            655         711,494
                                                                    -----------
                                                                      3,682,419
                                                                    -----------
INDUSTRIAL & MACHINERY--3.6%
 Interpool Capital Trust, Series B,
  9.875%, 02/15/27 .............................          1,600         912,000
 Travelcenters of America, Inc.,
  12.75%, 05/01/09 .............................            720         698,400
 URS Corp., Series B,
  12.25%, 05/01/09 .............................          1,270       1,274,763
                                                                    -----------
                                                                      2,885,163
                                                                    -----------
INTERNET SERVICES--1.9%
 Exodus Communications, Inc.,
   11.625%, 07/15/10 (d) .......................          1,235       1,108,413
 Globix Corp.,
  12.50%, 02/01/10 .............................            635         234,950
 PSINet, Inc.,
  10.50%, 12/01/06 .............................            670         174,200
                                                                    -----------
                                                                      1,517,563
                                                                    -----------
LODGING & ENTERTAINMENT--6.0%
 Anchor Gaming, Inc.,
  9.875%, 10/15/08 ...................                      780        801,450
 Courtyard by Marriott II, Ltd.,
  Series B,
  10.75%, 02/01/08 ...................                      700        707,000
 John Q. Hammons Hotels, Inc.,
  8.875%, 02/15/04 ...................                    1,400      1,267,000
 Mandalay Resort Group, Series B,
  10.25%, 08/01/07 ...................                      755        745,562
 MGM Grand, Inc.,
  9.75%, 06/01/07 ....................                      410        429,475
 Station Casinos, Inc.,
  9.875%, 07/01/10 (d) ...............                      780        800,475
                                                                     ---------
                                                                     4,750,962
                                                                     ---------
MANUFACTURING--5.8%
 Foamex LP:
  9.875%, 06/15/07 ...................                    1,350        742,500
  13.50%, 08/15/05 ...................                      415        249,000
 High Voltage Engineering Corp.,
  10.50%, 08/15/04 ...................                    1,020        663,000
 Holley Performance Products, Inc.,
  Series B,
  12.25%, 09/15/07 ...................                    1,010        535,300
 Resolution Performance Products,
  13.50%, 11/15/10 (d) ...............                      820        842,550
 Tekni-Plex, Inc., Series B,
  12.75%, 06/15/10 ...................                      750        600,000
 Transdigm, Inc.,
  10.375%, 12/01/08 ..................                    1,050        945,000
                                                                     ---------
                                                                     4,577,350
                                                                     ---------

OIL & GAS--5.3%
 Chesapeake Energy Corp., Series B,
  9.625%, 05/01/05 ...................                      815        839,450
 CMS Energy Corp.,
  9.875%, 10/15/07 ...................                      560        583,800
 Comstock Resources, Inc.,
  11.25%, 05/01/07 ...................                    1,055      1,094,562
 Lomak Petroleum Corp.,
  8.75%, 01/15/07 ....................                    1,270      1,196,975
 Plains Resources, Inc.,
  10.25%, 03/15/06 (d) ...............                      480        478,800
                                                                     ---------
                                                                     4,193,587
                                                                     ---------
OIL EQUIPMENT--0.8%
 Grant Prideco, Inc.,
   9.625%, 12/01/07 (d) ..............                      500        516,250

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
38

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
LAZARD HIGH YIELD PORTFOLIO (CONTINUED)
 RBF Finance Co.,
   11.00%, 03/15/06 ............................    $       115     $   133,113
                                                                    -----------
                                                                        649,363
                                                                    -----------
PRINTING--1.6%
 Merrill Corp., Series B,
  12.00%, 05/01/09 .............................            963         433,350
 Phoenix Color Corp.,
  10.375%, 02/01/09 ............................          1,120         795,200
                                                                    -----------
                                                                      1,228,550
                                                                    -----------
PUBLISHING--1.2% WRC Media Corp.,
  12.75%, 11/15/09 .............................          1,175         941,469
                                                                    -----------
RESTAURANTS--0.1%
 Advantica Restaurant Group, Inc.,
  11.25%, 01/15/08 .............................            210          97,125
                                                                    -----------
RETAIL--2.0% Buhrmann US, Inc.,
  12.25%, 11/01/09 .............................            545         547,725
 Petro Stopping Centers,
  10.50%, 02/01/07 .............................          1,215       1,002,375
                                                                    -----------
                                                                      1,550,100
                                                                    -----------
TELECOMMUNICATIONS--16.0%
 Colo.com,
  13.875%, 03/15/10 (d) ........................            670         422,100
 Colt Telecom Group PLC,
  0.00%, 12/15/06 (g) ..........................          1,335       1,201,500
 Crown Castle International Corp.,
  10.75%, 08/01/11 .............................            785         804,625
 Global Crossing Holdings, Ltd.,
  9.50%, 11/15/09 ..............................          1,140       1,077,300
 GT Group Telecom, Inc.,
  0.00%, 02/01/10 (g) ..........................          1,160         382,800
 Horizon PCS, Inc.,
  0.00%, 10/01/10 (d), (g) .....................          1,730         709,300
 Hyperion Telecommunications, Inc.,
  12.00%, 11/01/07 .............................          1,525         579,500
 IMPSAT Fiber Networks, Inc.,
  13.75%, 02/15/05 .............................            610         396,500
 International Cable Telecom, Inc.,
  Series B,
  0.00%, 02/01/06 (g) ..........................            185         158,637
 IPCS, Inc.,
  0.00%, 07/15/10 (d), (g) .....................          2,150         860,000
 ITC DeltaCom, Inc.:
  9.75%, 11/15/08 ..............................            130          98,800
  11.00%, 06/01/07 .............................            625         500,000
 Level 3 Communications, Inc.:
  11.00%, 03/15/08 .............................            460         404,800
  11.25%, 03/15/10 .............................          1,095         952,650
 Nextel Communications, Inc.,
  12.00%, 11/01/08 .............................            500         525,000
 Nextel International, Inc.,
  12.75%, 08/01/10 (d) .........................          1,165         955,300
 Orius Capital Corp., Series B,
  12.75%, 02/01/10 .............................          1,310       1,087,300
 Pegasus Communications Corp.,
  Series B,
  9.75%, 12/01/06 ..............................            275         255,750
 Spectrasite Holdings, Inc., Series B,
  0.00%, 03/15/10 (g) ..........................          1,260         642,600
 Ubiquitel Operating Co.,
  0.00%, 04/15/10 (g) ..........................          1,759         703,600
                                                                    -----------
                                                                     12,718,062
                                                                    -----------
TELEPHONE--0.8%
 Versatel Telecom BV,
  11.875%, 07/15/09 ............................            280         168,000
 XO Communications, Inc.,
  10.75%, 11/15/08 .............................            565         460,475
                                                                    -----------
                                                                        628,475
                                                                    -----------
TRANSPORTATION--3.8%
 North American Van Lines, Inc.,
  13.375%, 12/01/09 (d) ........................          1,690       1,385,800
 Railamerica Transportation Corp.,
  12.875%, 08/15/10 (d) ........................          1,360       1,128,800
 RailWorks Corp.,
  11.50%, 04/15/09 .............................          1,480         532,800
                                                                    -----------
                                                                      3,047,400
                                                                    -----------

UTILITIES--2.4%
 AES Corp.,
  9.375%, 09/15/10 .............................          1,350       1,380,375
 Calpine Corp.,
  8.75%, 07/15/07 ..............................            525         522,060
                                                                    -----------
                                                                      1,902,435
                                                                    -----------
WASTE MANAGEMENT--2.5%
 Allied Waste North America, Inc.,
  Series B,
  10.00%, 08/01/09 .............................          2,130       2,007,525
                                                                    -----------
TOTAL CORPORATE BONDS
 (Identified cost $84,260,752) .................                     72,154,836
                                                                    -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD HIGH YIELD PORTFOLIO (CONCLUDED)
PREFERRED STOCKS--3.8%
BROADCASTING--1.7%
 Granite Broadcasting Corp. (a) ................            944     $   122,720
 Paxson Communications Corp. (a) ...............            132       1,201,200
                                                                    -----------
                                                                      1,323,920
                                                                    -----------
HEALTHCARE--0.0%
 Harborside Healthcare Corp. (a) ...............            400           8,400
                                                                    -----------
MANUFACTURING--0.2%
 High Voltage Engineering Corp. ................
  Series A (a) .................................            335         173,362
                                                                    -----------
TELECOMMUNICATIONS--1.5%
 Nextel Communications, Inc. ...................
  Series E (a) .................................          1,279       1,202,260
                                                                    -----------
TELEPHONE--0.4%
 XO Communications, Inc. (a) ...................         10,131         293,799
                                                                    -----------
TOTAL PREFERRED STOCKS
 (Identified cost $4,680,739) ..................                      3,001,741
                                                                    -----------
WARRANTS--0.2%
CABLE TELEVISION--0.1%
 Cable Satisfaction International, Inc.,
  03/01/05 (a) .................................            500           5,000
 Ono Finance PLC, 05/31/09 (a), (d) ............            500          30,000
                                                                    -----------
                                                                         35,000
                                                                    -----------
INTERNET SERVICES--0.0%
 FirstWorld Communications, Inc.,
  04/15/08 (a), (d) ............................            365           5,110
                                                                    -----------
PRINTING--0.0%
 Merrill Corp., Class B,
  05/01/09 (a), (d) ............................            963              10
                                                                    -----------
TELECOMMUNICATIONS--0.1%
 GT Group Telecom, Inc., Class B,
  02/01/10 (a), (d) ............................          1,160          50,460
 Motient Corp., 04/01/08 (a), (d) ..............          1,345          13,450
 Ubiquitel Operating Co.,
  04/15/10 (a), (d) ............................          1,259          25,180
                                                                    -----------
                                                                         89,090
                                                                    -----------
TEXTILES--0.0%
 Globe Holdings, Inc., 08/01/09 (a) ............            300               3
                                                                    -----------
TRANSPORTATION--0.0%
 Railamerica Transportation Corp.,
  08/15/10 (a), (d) ............................          1,360          13,600
                                                                    -----------
TOTAL WARRANTS
 (Identified cost $264,960) ....................                        142,813
                                                                    -----------
TOTAL INVESTMENTS
 (Identified cost $89,206,451) (b) .............           95.0%    $75,299,390
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES ................................            5.0       4,004,453
                                                    -----------     -----------
NET ASSETS .....................................          100.0%    $79,303,843
                                                    ===========     ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
40

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO
CURRENCY DENOMINATED BONDS--89.7%
ARGENTINA--0.2%
 Citibank ARS Linked Time Deposit,
  13.00%, 01/22/01 (i) ..................... USD            169     $   169,760
                                                                    -----------
AUSTRALIA--0.5%
 Australian Government,
  8.75%, 08/15/08 ..............................            600         401,794
                                                                    -----------
AUSTRIA--1.1%
 Republic of Austria:
  4.50%, 09/28/05 .......................... JPY         80,000         816,935
  6.25%, 10/16/03 .......................... JPY         15,000         151,653
                                                                    -----------
 TOTAL AUSTRIA .................................                        968,588
                                                                    -----------
BRAZIL--0.6%
 Deutsche Bank LTN Linked Notes:
  19.30%, 03/01/01 (i) ..................... USD            235         246,727
  17.18%, 08/01/01 (i) ..................... USD             75          74,040
  17.40%, 08/01/01 (i) ..................... USD             70          69,370
 Salomon, Inc. Linked Brazil Inflation
  Indexed Note,
  6.00%, 12/02/02 (d), (i) ................. USD             95          93,011
                                                                    -----------
 TOTAL BRAZIL ..................................                        483,148
                                                                    -----------
CANADA--2.7%
 Argos Funding Trust,
  5.9625%, 02/27/06 (d), (f) ...................            250         161,801
 Cable Satisfaction International, Inc.,
  12.75%, 03/01/10 (f) ..................... USD            170          90,100
 Molson Breweries Co., Ltd.,
  Series A,
  6.00%, 06/02/08 (f) ..........................            800         522,514
 North American Capital Corp.,
  8.25%, 11/17/03 (f) ...................... GBP            576         894,022
 Province of Quebec,
  5.125%, 01/04/09 ......................... EUR            400         364,144
Quebec Housing Corp., Series N,
  8.95%, 05/13/13 (f) ..........................            397         327,100
                                                                    -----------
 TOTAL CANADA ..................................                      2,359,681
                                                                    -----------
CAYMAN ISLANDS--0.5%
 Toyo Trust Bank Finance Cayman, Ltd.,
  7.4975%, 03/18/07 (e) ................... USD             486         471,420
                                                                    -----------
COSTA RICA--0.2%
 Citibank CRC Linked Time Deposit:
  13.75%, 01/22/01 (i) .................... USD             133         134,024
  14.50%, 01/18/01 (i) .................... USD              14          14,326
                                                                    -----------
 TOTAL COSTA RICA ..............................                        148,350
                                                                    -----------
DENMARK--3.8%
 Nykredit AS,
  6.00%, 10/01/29 (f) ..........................         11,342       1,368,708
 Unikredit Realkredit,
  7.00%, 07/01/29 (f) ..........................         15,360       1,924,170
                                                                    -----------
 TOTAL DENMARK .................................                      3,292,878
                                                                    -----------
FRANCE--6.4%
 Government of France:
  6.50%, 10/25/06 .......................... EUR          2,800       2,868,456
  STRIP, 0.00%, 04/25/23 ................... EUR          6,760       1,845,227
 Lafarge SA,
  6.375%, 07/26/07 ......................... EUR            850         808,526
                                                                    -----------
 TOTAL FRANCE ..................................                      5,522,209
                                                                    -----------

GERMANY--10.6%
 Brokat Infosystems AG,
  11.50%, 03/31/10 ......................... EUR             40          24,677
 Bundesrepublik Deutschland STRIP,
  0.00%, 01/04/24 .......................... EUR          4,965       1,314,465
 Callahan Nordrhein Westfalen,
  14.00%, 07/15/10 (d) ..................... EUR             95          83,407
 Core, Series 1998-1A, Class B3,
  7.8531%, 01/16/06 (d), (e), (j) .......... EUR            400         189,410
 DePfa Pfandbriefbank AG,
  5.50%, 01/15/10 (d) ...................... EUR            270         255,558
 DSL Bank AG,
  7.25%, 08/07/07 (f) ...................... GBP            630         998,848
 Ekabel Hessen GMBH,
  14.50%, 09/01/10 (d) ..................... EUR            175         147,892
 Frank Hypobank Center,
  6.375%, 02/04/08 ......................... GBP            365         557,219
 Grohe Holding GMBH,
  11.50%, 11/15/10 (d) ..................... EUR            115         111,225
 Land Hessen,
  6.00%, 11/29/13 (e), (f), (g) ............ EUR            511         519,758
 Landesbank Hessen-Thueringen
  Girozentrale,
  9.00%, 09/06/04 .......................... GBP            230         375,317
 Landesbank Schleswig-Holstein,
  8.00%, 12/28/06 .......................... GBP            250         403,451
 Landwirtschaftliche Rentenbank,
  6.375%, 03/09/05 ......................... GBP            270         410,998
 Republic of Deutschland:
  Series 1997, 6.00%, 07/04/07 ............. EUR          2,000       2,006,267
   Series 1995, 6.50%, 10/14/05 ............ EUR            920         932,385
 WestLB Finance Curacao NV:
  8.125%, 01/24/07 ......................... GBP            310         503,991
  8.50%, 06/02/03 .......................... GBP            250         392,946
                                                                    -----------
 TOTAL GERMANY .................................                      9,227,814
                                                                    -----------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)
GREECE--2.0%
 Republic of Hellenic:
  5.75%, 03/31/08 .......................... EUR          1,720     $ 1,651,419
  8.90%, 04/01/03 ..............................         21,500          64,221
                                                                    -----------
 TOTAL GREECE ..................................                      1,715,640
                                                                    -----------
HUNGARY--0.5%
 Government of Hungary:
  9.50%, 01/12/02 ..............................         55,300         194,024
  13.50%, 11/24/01 .............................         77,300         279,772
                                                                    -----------
 TOTAL HUNGARY .................................                        473,796
                                                                    -----------
IRELAND--0.6%
 Atlas Reinsurance PLC, Series A,
  9.5044%, 04/04/03 (d), (e) ............... USD            500         498,750
                                                                    -----------
ITALY--4.9%
 Films PLC,
  5.8869%, 03/31/05 (e) ........................      1,360,000         428,702
 Republic of Italy,
  1.80%, 02/23/10 .......................... JPY        432,000       3,844,997
                                                                    -----------
 TOTAL ITALY ...................................                      4,273,699
                                                                    -----------
JAPAN--3.8%
 Export-Import Bank of Japan,
  4.375%, 10/01/03 (f) .........................        234,000       2,257,101
 Spires, Ltd.,
  2.48%, 01/23/02 ..............................        117,989       1,040,351
                                                                    -----------
 TOTAL JAPAN ...................................                      3,297,452
                                                                    -----------
LUXEMBOURG--0.0%
 PTC International Finance II SA,
  11.25%, 12/01/09 ......................... EUR             15          12,064
                                                                    -----------
MEXICO--0.2%
 Citibank MXN Linked Time Deposit,
  22.75%, 12/03/01 (i) ..................... USD             85         104,941
 United Mexican States:
  9.875%, 01/15/07 ......................... USD             95         100,462
  Rights 01/01/03 .......................... USD              1               0
                                                                    -----------
 TOTAL MEXICO .............................                             205,403
                                                                    -----------
NAMIBIA--0.1%
 Government of Namibia:
  12.00%, 04/15/02 ......................... SAR            210          27,583
  12.00%, 04/15/05 ......................... SAR            210          26,153
                                                                    -----------
 TOTAL NAMIBIA ............................                              53,736
                                                                    -----------
NETHERLANDS--1.5%
 Completel Europe NV, Series B,
  14.00%, 04/15/10 ......................... EUR            245         184,044
 Flowserve Finance BV,
  12.25%, 08/15/10 ......................... EUR             75          71,129
 Jones Lang LaSalle Finance BV,
  9.00%, 06/15/07 (d) ...................... EUR             40          38,950
 Kappa Beheer BV:
  0.00%, 07/15/09 (g) ...................... EUR             15           9,437
  10.625%, 07/15/09 ........................ EUR            205         194,901
 KPNQwest BV,
  7.125%, 06/01/09 ......................... EUR             80          65,880
 Tele1 Europe BV,
  13.00%, 05/15/09 ......................... EUR            195         166,625
 United Pan-Europe Communications NV, Series B:
  0.00%, 11/01/09 (g) ...................... EUR             90          27,339
  11.25%, 02/01/10 ......................... EUR            205         125,122
 Versatel Telecom BV,
  11.875%, 07/15/09 ........................ EUR             85          51,880
 Wolters Kluwer NV,
  5.50%, 09/22/06 .......................... EUR            420         394,167
                                                                    -----------
 TOTAL NETHERLANDS ........................                           1,329,474
                                                                    -----------
PANAMA--0.1%
 Republic of Panama,
  7.75%, 07/17/16 (e) ...................... USD             83          63,323
                                                                    -----------
PHILIPPINES--0.1%
 Republic of Philippines,
  9.875%, 01/15/19 ......................... USD             55          43,725
                                                                    -----------

SOUTH AFRICA--0.2% Lesotho Water:
  12.00%, 12/01/05 .............................            740          96,293
  12.50%, 04/15/02 .............................            870         116,123
 South African Roads,
  11.50%, 09/30/05 .............................            270          34,479
                                                                    -----------
 TOTAL SOUTH AFRICA ............................                        246,895
                                                                    -----------
SOUTH KOREA--0.0%
 Salomon, Inc. MSB Linked Korea
  Currency Indexed Note,
  6.95%, 01/10/01 (d), (i) ................. USD             21          19,263
                                                                    -----------
SPAIN--3.4%
 Generalitat de Catalunya,
  9.30%, 11/24/03 .......................... EUR            402         422,354
 Spanish Government,
  6.00%, 01/31/08 .......................... EUR          2,580       2,553,077
                                                                    -----------
 TOTAL SPAIN ...................................                      2,975,431
                                                                    -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
42

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)
SUPRANATIONAL--16.2%
 European Investment Bank,
  3.00%, 09/20/06 (f) ...................... JPY        510,000     $ 4,900,586
 Inter-American Development Bank,
  1.90%, 07/08/09 (f) ...................... JPY        295,000       2,681,695
 International Bank for
  Reconstruction and Development:
  2.00%, 02/18/08 (f) ...................... JPY        174,000       1,599,667
  4.75%, 12/20/04 .......................... JPY        486,000       4,906,751
                                                                    -----------
 TOTAL SUPRANATIONAL ...........................                     14,088,699
                                                                    -----------
SWEDEN--3.1%
 AB Spintab,
  7.50%, 06/15/04 ..............................          8,600         983,389
 Alfa Laval Special Finance AB,
  12.125%, 11/15/10 (d) .................... EUR            165         165,780
 Government of Sweden,
  5.00%, 01/15/04 ..............................          5,600         604,137
 Stadshypotek AB,
  3.50%, 09/15/04 ..............................          9,000         907,056
                                                                    -----------
 TOTAL SWEDEN ..................................                      2,660,362
                                                                    -----------
TURKEY--0.2% Cellco Finance NV:
  12.75%, 08/01/05 ......................... USD            100          94,000
  15.00%, 08/01/05 ......................... USD             50          48,500
                                                                    -----------
 TOTAL TURKEY ..................................                        142,500
                                                                    -----------
UNITED KINGDOM--9.0%
 Aes Drax Energy Ltd.,
  11.25%, 08/30/10 (d) .........................             30          47,102
 Avecia Group PLC,
  11.00%, 07/01/09 ......................... USD            240         237,000
 BAE Systems PLC,
  7.45%, 11/29/03 (f) ..........................            240         359,834
 Birmingham Midshires Building Society,
  9.125%, 01/05/06 (f) .........................            300         497,307
 Coca-Cola Enterprises PLC,
  6.75%, 03/12/08 ..............................            158         239,246
 Colt Telecom Group PLC,
  7.625%, 07/31/08 (f) ..................... DEM            455         198,241
 Coral Group Holdings PLC, Series B,
  13.50%, 09/30/09 .............................             65          95,251
 Diamond Holdings PLC,
  10.00%, 02/01/08 (f) .........................             85         101,680
 Energis PLC,
  9.50%, 06/15/09 ..............................             95         130,689
 Gala Group Holdings PLC,
  12.00%, 06/01/10 (d) .........................             85         130,151
 Imperial Tobacco Finance PLC,
  6.375%, 09/27/06 ......................... EUR            410         387,492
 IPC Magazines Group PLC:
  0.00%, 03/15/08 (g) ..........................             65          54,186
  9.625%, 03/15/08 .............................             70          84,783
 Jazztel PLC,
  14.00%, 07/15/10 ......................... EUR            355         223,341
 Luxfer Holdings PLC,
  10.125%, 05/01/09 ............................            275         390,647
 Ono Finance PLC:
  14.00%, 07/15/10 ......................... EUR             85          65,448
  14.00%, 07/15/10 (d) ..................... EUR            215         157,572
 Regional Independent Media:
  0.00%, 07/01/08 (g) ..........................            120         139,960
  10.50%, 07/01/08 ......................... USD            170         170,033
 Telewest PLC,
  0.00%, 04/15/09 (g) ..........................            200         139,063
 TM Group Holdings PLC,
  11.00%, 05/15/08 ......................... USD            130         111,800
 United Kingdom Treasury,
  7.50%, 12/07/06 ..............................          2,100       3,511,922
 West Coast Train Finance,
  6.00%, 03/31/15 ..............................            230         325,812
                                                                    -----------
 TOTAL UNITED KINGDOM ..........................                      7,798,560
                                                                    -----------

UNITED STATES--17.2%
 Airtouch Communications,
   5.50%, 07/24/08 (f) ..................... DEM          1,200         553,885
  Citibank Credit Card Master Trust:
   Series A, 5.125%, 01/16/09 (f) .......... FRF          6,600         921,699
   Series 1997-5, 5.75%,
   07/16/07 (f) ............................ DEM          2,250       1,094,977
  Citicorp,
   6.25%, 09/19/09 (f) ..................... DEM          1,020         495,062
  Corning, Inc.,
   5.625%, 02/18/05 (d) .................... EUR            140         131,328
  Countrywide Home Loan, Inc.,
   5.25%, 12/15/05 (f) ..................... DEM            800         368,354
  Exodus Communications, Inc.,
   11.375%, 07/15/08 ....................... EUR            215         182,706
  Fannie Mae,
   2.125%, 10/09/07 ........................ JPY        430,000       3,981,412
  Ford Motor Credit Co.,
   5.25%, 06/16/08 ......................... DEM            572         258,403
  General Motors Acceptance Corp.
   Swift Trust, Series 1999-1,
   5.00%, 01/18/05 (d) ..................... EUR            370         341,819
  HCA-The Healthcare Co.,
   8.75%, 11/01/10 ......................... GBP            195         304,705

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)
 Household Finance Corp.,
  6.25%, 04/30/07 .......................... FRF          2,200     $   324,365
 International Business Machines Corp.,
  0.90%, 04/14/03 .......................... JPY         72,000         629,811
 Level 3 Communications, Inc.,
  11.25%, 03/15/10 ......................... EUR            145         115,732
 MBNA American Europe:
  5.125%, 04/19/08 (f) ..................... DEM          1,880         876,689
  6.00%, 05/21/07 (f) ...................... NLG          3,800       1,667,294
 Merrill Lynch & Co., Inc.:
  5.375%, 01/04/09 (f) ..................... DEM            830         383,542
  7.375%, 12/17/07 ......................... GBP            231         365,535
 NTL Communications Corp., Series B:
  0.00%, 11/15/09 (g) ...................... EUR             50          24,001
  9.25%, 11/15/06 .......................... EUR            255         210,711
 Resolution Funding Corp. STRIP,
  0.00%, 01/15/21 ..............................            824         251,089
 United States Treasury Notes:
  6.00%, 08/15/09 ..............................            100         105,516
  6.50%, 03/31/02 ..............................            900         911,250
  7.50%, 02/15/05 ..............................            341         370,783
                                                                    -----------
 TOTAL UNITED STATES ...........................                     14,870,668
                                                                    -----------
TOTAL CURRENCY DENOMINATED BONDS
 (Identified cost $78,359,095) .................                     77,815,082
                                                                    -----------

                                                         SHARES
                                                        -------
PREFERRED STOCKS--0.0%
UNITED KINGDOM--0.0%
 Avecia Group PLC
 (Identified cost $9,422) (a) ..................            378          10,206
                                                                    -----------
WARRANTS--0.0%
CANADA--0.0%
 Cable Satisfaction
  International, Inc., 03/01/05 (a) ............            170           1,700
                                                                    -----------
NORWAY--0.0%
 Enitel ASA, 04/05/05 (a), (d) .................             65              15
                                                                    -----------
TOTAL WARRANTS
 (Identified cost $7,308) ......................                          1,715
                                                                    -----------
                                                       PRINCIPAL
                                                        AMOUNT
                                                         (000)
                                                        -------
DISCOUNT NOTES--8.0%
 Federal Home Loan Bank:
   5.38%, 12/21/01 ..............................    $      100          94,725
   5.55%, 12/10/01 ..............................           150         142,068
   5.76%, 06/20/01 .............................            100          97,280
   5.78%, 05/31/01 .............................            195         190,304
   5.80%, 06/27/01 .............................            140         136,008
   5.93%, 05/01/01 .............................            100          98,023
   5.94%, 01/12/01 .............................            100          99,818
   6.04%, 06/01/01 .............................            100          97,467
   6.05%, 06/01/01 .............................            100          97,462
   6.09%, 03/08/01 .............................            170         168,102
   6.11%, 03/13/01 .............................             21          20,747
   6.11%, 03/16/01 .............................             43          42,460
   6.17%, 01/16/01 .............................            100          99,743
   6.22%, 03/23/01 .............................             45          44,370
   6.34%, 02/07/01 .............................            100          99,348
   6.36%, 02/14/01 .............................            100          99,223
   6.38%, 01/24/01 .............................            145         144,409
   6.38%, 02/14/01 .............................            134         132,955
   6.39%, 02/02/01 .............................            100          99,432
   6.39%, 02/07/01 .............................            100          99,343
   6.41%, 01/05/01 .............................            100          99,929
   6.43%, 01/03/01 .............................            132         131,953
  Federal Home Loan Mortgage Corp.:
   6.04%, 03/15/01 .............................            495         488,937
   6.17%, 03/15/01 .............................            150         148,123
   6.40%, 01/11/01 .............................            120         119,787
   6.40%, 01/18/01 .............................            154         153,534
   6.41%, 02/01/01 .............................            100          99,449
   6.44%, 01/16/01 .............................            100          99,732

  Federal National Mortgage
   Association:
   5.45%, 12/14/01 .............................            260         246,342
   5.71%, 11/30/01 .............................            242         229,218
   5.82%, 06/07/01 .............................            225         219,289
   6.01%, 06/14/01 .............................            137         133,249
   6.04%, 06/07/01 .............................            100          97,366
   6.05%, 11/16/01 .............................            293         277,292
   6.12%, 02/20/01 .............................            200         198,300
   6.26%, 04/12/01 .............................            100          98,244
   6.31%, 02/20/01 .............................            100          99,124
   6.31%, 04/03/01 .............................            100          98,387
   6.31%, 08/10/01 .............................            100          96,126
   6.32%, 01/19/01 .............................            150         149,526
   6.33%, 02/07/01 .............................            100          99,350
   6.33%, 03/08/01 .............................             21          20,756
   6.33%, 07/27/01 .............................            117         112,742
   6.35%, 02/01/01 .............................             79          78,568
   6.36%, 02/06/01 .............................            303         301,073
   6.37%, 02/05/01 .............................            100          99,381
   6.40%, 02/15/01 .............................            100          99,200

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
44

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
                                                        -------       ---------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)
 6.41%, 01/08/01 ...............................          $  110     $   109,863
 6.41%, 01/25/01 ...............................             105         104,551
 6.42%, 01/04/01 ...............................             200         199,893
 6.42%, 07/11/01 ...............................             117         113,015
 6.43%, 01/08/01 ...............................             100          99,875
 6.44%, 01/10/01 ...............................             100          99,839
                                                                     -----------
TOTAL DISCOUNT NOTES
 (Identified cost $6,925,300) ..................                       6,925,300
                                                                     -----------
TOTAL INVESTMENTS
 (Identified cost $85,301,125) (b) .............            97.7%    $84,752,303
CASH AND OTHER ASSETS
 IN EXCESS OF LIABILITIES ......................             2.3       1,966,739
                                                          ------     -----------
NET ASSETS .....................................           100.0%    $86,719,042
                                                          ======     ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)

Forward Foreign Currency Contracts open at December 31, 2000:



       Forward                                            U.S. $ Cost        U.S. $
  Foreign Currency      Expiration        Foreign       on Origination       Current       Unrealized       Unrealized
 Purchase Contracts        Date          Currency            Date             Value       Appreciation     Depreciation
--------------------   ------------   --------------   ----------------   ------------   --------------   -------------
           ARS             2/6/01          306,182        $  303,000       $  305,479       $  2,479          $   --
           ARS            2/21/01          112,706           112,000          112,257            257              --
           ARS            2/28/01           70,805            70,000           70,467            467              --
           ARS            3/28/01          113,905           110,000          112,967          2,967              --
           ARS            5/16/01           74,830            70,000           73,775          3,775              --
           ARS           10/19/01           63,040            59,867           60,744            877              --
           AUD            1/25/01          366,541           198,783          203,978          5,195              --
           BRL            5/31/01          125,000            61,637           61,924            287              --
           BRL            5/31/01          394,000           195,194          195,185             --               9
           BRL            12/5/01          238,539           111,000          113,829          2,829              --
           CAD            1/26/01        1,539,821         1,025,624        1,026,930          1,306              --
           CAD            1/26/01        1,600,373         1,065,233        1,067,314          2,081              --
           CAD            1/26/01          393,677           261,000          262,549          1,549              --
           CAD            1/26/01          121,592            80,000           81,092          1,092              --
           CHF            1/26/01          910,295           533,490          562,938         29,448              --
           CHF            1/26/01          150,058            88,000           92,798          4,798              --
           CLP             1/4/01       76,560,000           132,000          133,392          1,392              --
           CLP            5/14/01       43,937,400            78,000           75,800             --           2,200
           CLP            8/14/01       45,440,000            80,000           77,654             --           2,346
           CLP            9/28/01       78,071,000           133,000          132,740             --             260
           CLP           12/13/01       82,220,400           138,000          138,604            604              --
           CNY            1/11/01          996,240           120,000          120,200            200              --
           CNY            1/29/01          881,008           106,000          106,119            119              --
           CNY             2/8/01          156,069            19,000           19,030             30              --
           CNY            2/20/01          614,740            74,000           73,966             --              34
           CNY             3/5/01          149,553            18,000           17,982             --              18
           CNY            3/12/01        1,006,163           121,000          120,932             --              68
           CNY            3/20/01        1,407,669           169,000          169,112            112              --
           COP            1/24/01      158,040,000            72,000           70,003             --           1,997
           CZK             2/5/01        3,451,812            87,000           91,862          4,862              --
           CZK             2/7/01        3,543,000            89,960           94,292          4,332              --
           CZK             2/7/01        2,915,000            77,389           77,579            190              --
           CZK            2/14/01          616,000            15,884           16,396            512              --
           CZK            2/20/01          595,000            15,397           15,839            442              --
           CZK            2/22/01        2,840,000            79,032           75,604             --           3,428
           CZK             6/7/01        1,745,000            46,323           46,541            218              --
           CZK            6/12/01        3,190,000            85,979           85,084             --             895
           CZK            6/17/01        4,395,000           116,919          117,221            302              --
           DKK            1/26/01          788,565            93,000           99,374          6,374              --
           DKK            1/26/01        5,470,860           639,934          689,435         49,501              --
           DKK            1/26/01        1,014,127           118,000          127,800          9,800              --
           DKK            1/26/01       21,672,417         2,442,788        2,731,145        288,357              --
           EUR            1/26/01           31,772            27,635           29,871          2,236              --
           EUR            1/26/01           55,353            49,297           52,042          2,745              --
           EUR            1/26/01           40,873            36,293           38,428          2,135              --
           EUR            1/26/01           64,377            56,825           60,526          3,701              --
           EUR            1/26/01            2,215             1,952            2,082            130              --
           EUR            1/26/01           41,188            36,225           38,724          2,499              --

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
46

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)

       Forward                                          U.S. $ Cost         U.S. $
  Foreign Currency      Expiration       Foreign      on Origination       Current        Unrealized       Unrealized
 Purchase Contracts        Date         Currency           Date             Value        Appreciation     Depreciation
--------------------   ------------   ------------   ----------------   -------------   --------------   -------------
          EUR             1/26/01      10,201,917       $8,954,325       $9,591,677        $637,352        $      --
          EUR             1/26/01       4,126,124        3,622,448        3,879,315         256,867               --
          EUR             1/26/01         618,307          542,101          581,322          39,221               --
          EUR             1/26/01         393,347          343,376          369,819          26,443               --
          EUR             1/26/01          34,446           30,204           32,386           2,182               --
          EUR             1/26/01           8,940            7,839            8,405             566               --
          EUR             1/26/01          78,909           68,992           74,189           5,197               --
          EUR             1/26/01       3,239,305        2,810,000        3,045,542         235,542               --
          EUR             1/26/01          18,021           15,668           16,943           1,275               --
          EUR             1/26/01          28,749           24,981           27,030           2,049               --
          EUR             1/26/01         226,471          193,388          212,925          19,537               --
          EUR             1/26/01          35,372           30,750           33,257           2,507               --
          EUR             1/26/01         217,299          185,767          204,301          18,534               --
          EUR             1/26/01         176,869          147,000          166,289          19,289               --
          EUR             1/26/01          63,759           52,981           59,946           6,965               --
          EUR             1/26/01          12,888           10,749           12,117           1,368               --
          EUR             1/26/01         116,377           98,131          109,416          11,285               --
          EUR             1/26/01          47,524           40,487           44,681           4,194               --
          EUR             1/26/01         139,651          119,064          131,298          12,234               --
          EUR             1/26/01         765,078          666,000          719,313          53,313               --
          EUR             1/26/01         184,086          160,000          173,074          13,074               --
          EUR             1/26/01         114,451           99,000          107,605           8,605               --
          EUR             1/26/01         273,086          236,165          256,751          20,586               --
          EUR             1/26/01          91,528           78,408           86,053           7,645               --
          EUR             1/26/01           6,076            5,199            5,713             514               --
          EUR             1/26/01          98,240           84,000           92,364           8,364               --
          EUR             1/26/01          46,455           39,499           43,676           4,177               --
          EUR             1/26/01          57,171           49,120           53,751           4,631               --
          EUR             1/26/01          99,387           87,000           93,442           6,442               --
          EUR             1/26/01         332,689          292,194          312,789          20,595               --
          EUR             1/26/01           2,713            2,381            2,550             169               --
          EUR             1/26/01         117,975          104,104          110,918           6,814               --
          EUR             1/26/01         156,364          136,787          147,011          10,224               --
          EUR             1/26/01          41,872           36,772           39,367           2,595               --
          EUR             1/26/01         142,875          125,556          134,329           8,773               --
          EUR             1/26/01         237,707          213,093          223,489          10,396               --
          EUR             1/26/01         249,678          227,457          234,743           7,286               --
          EUR             1/26/01          38,477           35,271           36,175             904               --
          EUR              3/9/01          38,347           33,951           36,113           2,162               --
          EUR             3/20/01         169,679          151,337          159,862           8,525               --
          EUR             6/12/01          49,211           42,567           46,490           3,923               --
          GBP             1/26/01         375,751          554,000          562,159           8,159               --
          GBP             1/26/01         131,038          190,325          196,045           5,720               --
          GBP             1/26/01          43,494           63,171           65,072           1,901               --
          GBP             1/26/01          26,365           37,544           39,445           1,901               --
          GBP             1/26/01          70,872          100,000          106,031           6,031               --
          GBP             1/26/01          81,000          115,440          121,184           5,744               --
          GBP             1/26/01          97,680          140,000          146,138           6,138               --
          GBP             1/26/01          16,589           24,179           24,819             640               --

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)

       Forward                                            U.S. $ Cost        U.S. $
  Foreign Currency      Expiration        Foreign       on Origination       Current       Unrealized       Unrealized
 Purchase Contracts        Date          Currency            Date             Value       Appreciation     Depreciation
--------------------   ------------   --------------   ----------------   ------------   --------------   -------------
          GBP             1/26/01          138,434        $  201,887       $  207,110        $5,223          $     --
          GBP             1/26/01            5,114             7,413            7,652           239                --
          GBP             1/26/01            4,853             7,157            7,260           103                --
          GBP             1/26/01          126,931           187,541          189,901         2,360                --
          HUF             3/12/01        5,287,000            17,503           18,557         1,054                --
          HUF              6/5/01       25,773,160            83,000           89,355         6,355                --
          HUF              8/6/01       33,656,220           117,000          115,652            --             1,348
          ILS              3/9/01          184,185            45,000           45,379           379                --
          ILS             3/28/01          186,345            45,000           45,870           870                --
          ILS             6/20/01          926,614           225,316          227,134         1,818                --
          INR             1/10/01        3,960,600            84,000           84,425           425                --
          INR              2/6/01        3,155,460            66,000           67,029         1,029                --
          INR             2/12/01        2,609,750            55,000           55,370           370                --
          INR             3/20/01       10,436,800           220,000          219,712            --               288
          JPY             1/26/01        8,484,800            80,000           74,540            --             5,460
          JPY             1/26/01      146,714,181         1,375,751        1,288,896            --            86,855
          JPY             1/26/01       17,693,800           165,309          155,440            --             9,869
          JPY             1/26/01        8,733,493            81,951           76,723            --             5,228
          JPY             1/26/01      193,006,509         1,810,364        1,695,578            --           114,786
          JPY             1/26/01       13,255,600           124,000          116,452            --             7,548
          JPY             1/26/01        1,889,094            17,713           16,596            --             1,117
          JPY             1/26/01        8,418,060            78,600           73,953            --             4,647
          JPY             1/26/01      317,942,592         3,008,000        2,793,151            --           214,849
          JPY             1/26/01          511,633             4,824            4,495            --               329
          JPY             1/26/01        2,035,850            19,000           17,885            --             1,115
          JPY             1/26/01        1,287,240            12,000           11,309            --               691
          JPY             1/26/01        5,747,304            54,375           50,491            --             3,884
          JPY             1/26/01        3,498,960            33,156           30,739            --             2,417
          JPY             1/26/01       11,497,680           108,000          101,008            --             6,992
          JPY             1/26/01        3,760,618            34,502           33,036            --             1,466
          JPY             1/26/01       41,572,000           380,000          365,213            --            14,787
          KES              1/8/01        1,360,000            17,132           17,362           230                --
          KES             3/12/01        3,544,108            44,000           44,557           557                --
          KES             3/22/01        2,761,693            35,000           34,626            --               374
          KRW             2/14/01       75,844,000            67,000           59,991            --             7,009
          KRW             2/20/01       63,728,000            56,000           50,403            --             5,597
          KRW             2/28/01       46,207,200            39,000           36,542            --             2,458
          KRW             3/20/01      289,440,000           240,000          228,834            --            11,166
          MXN             1/24/01          400,000            37,555           41,231         3,676                --
          MXN             2/26/01          385,000            39,605           39,303            --               302
          MXN             4/16/01          286,796            28,000           28,856           856                --
          MXN             4/16/01          592,342            59,000           59,598           598                --
          MXN             6/22/01          970,220            96,998           95,758            --             1,240
          MXN             6/22/01        1,372,510           135,926          135,463            --               463
          MXN            12/19/01        1,868,850           180,000          175,852            --             4,148
          PEN             1/31/01          232,284            65,000           65,463           463                --
          PEN             2/13/01          331,000            92,912           93,056           144                --
          PEN             2/14/01          150,000            41,899           42,162           263                --
          PEN             6/28/01          502,320           138,000          136,861            --             1,139

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
48

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)

       Forward                                            U.S. $ Cost         U.S. $
  Foreign Currency      Expiration        Foreign       on Origination        Current        Unrealized       Unrealized
 Purchase Contracts        Date          Currency            Date              Value        Appreciation     Depreciation
--------------------   ------------   --------------   ----------------   --------------   --------------   -------------
          PHP              4/3/01        4,500,000        $    75,000      $    85,609       $   10,609        $     --
          PLN             1/10/01        1,115,000            244,947          268,811           23,864              --
          PLN             3/12/01          778,855            170,000          183,861           13,861              --
          PLN             3/21/01        1,035,000            230,538          243,669           13,131              --
          PLN              6/7/01          385,564             82,000           88,573            6,573              --
          PLN             10/3/01          674,576            133,000          149,781           16,781              --
          PLN            11/20/01        1,505,874            293,000          329,945           36,945              --
          PLN             12/7/01          654,720            132,000          142,785           10,785              --
          SEK             1/26/01          947,212             96,000          100,538            4,538              --
          SKK             1/24/01        4,254,000             82,027           89,814            7,787              --
          SKK              3/9/01        1,700,000             38,104           35,831               --           2,273
          SKK             3/20/01        5,910,000            134,996          124,507               --          10,489
          SKK             3/20/01        1,600,000             36,551           33,707               --           2,844
          SKK             3/22/01        1,700,000             38,870           35,811               --           3,059
          SKK             5/22/01        2,033,000             39,996           42,709            2,713              --
          SKK              6/8/01        4,960,000            100,010          104,122            4,112              --
          SKK             6/14/01        6,846,000            137,913          143,680            5,767              --
          SKK            12/18/01        3,920,375             79,000           81,498            2,498              --
          SKK            12/21/01        2,333,760             46,900           48,507            1,607              --
          SKK            12/27/01        3,590,000             72,876           74,596            1,720              --
          TWD             1/19/01        2,227,000             68,000           66,873               --           1,127
          UYU              1/8/01        1,006,456             80,000           79,957               --              43
          UYU              2/2/01          608,880             48,000           47,747               --             253
          UYU             2/14/01          768,222             60,000           59,915               --              85
          VEB              1/5/01       56,295,000             80,393           80,223               --             170
          VEB              1/8/01       68,000,000             97,074           96,837               --             237
          VEB             1/19/01      120,050,000            171,072          170,529               --             543
          VEB             1/22/01       56,120,000             80,000           79,663               --             337
          VEB             1/31/01       56,240,000             80,000           79,668               --             332
          VEB             2/21/01       67,704,000             96,000           95,459               --             541
          VEB             2/22/01       34,594,000             49,000           48,764               --             236
                                                          -----------      -----------       ----------        --------
Total Forward Foreign Currency Purchase Contracts         $44,485,087      $46,112,752       $2,179,061        $551,396
                                                          ===========      ===========       ----------        --------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)

      Forward                                         U.S. $ Cost        U.S. $
 Foreign Currency     Expiration       Foreign      on Origination       Current       Unrealized       Unrealized
  Sale Contracts         Date         Currency           Date             Value       Appreciation     Depreciation
------------------   ------------   ------------   ----------------   ------------   --------------   -------------
         ARS            3/28/01         113,905       $  110,373       $  112,967        $   --          $  2,594
         ARS            5/16/01          74,830           71,883           73,775            --             1,892
         ARS           10/19/01          63,040           59,248           60,744            --             1,496
         BRL            5/31/01         399,955          205,000          198,135         6,865                --
         CHF            1/26/01          98,001           57,240           60,605            --             3,365
         CZK            6/12/01       1,710,000           42,567           45,609            --             3,042
         DKK            1/26/01      16,048,897        1,898,649        2,022,472            --           123,823
         DKK            1/26/01      20,185,924        2,389,432        2,543,818            --           154,386
         DKK            1/26/01       6,855,276          798,053          863,898            --            65,845
         DKK            1/26/01       1,400,921          164,000          176,543            --            12,543
         EUR            1/24/01          97,018           82,027           91,206            --             9,179
         EUR            1/26/01          12,122           10,680           11,397            --               717
         EUR            1/26/01          71,476           62,838           67,200            --             4,362
         EUR            1/26/01         154,541          134,915          145,297            --            10,382
         EUR            1/26/01       2,881,388        2,497,962        2,709,034            --           211,072
         EUR            1/26/01          28,880           24,453           27,153            --             2,700
         EUR            1/26/01          14,912           12,625           14,020            --             1,395
         EUR            1/26/01          35,101           29,543           33,002            --             3,459
         EUR            1/26/01       2,777,366        2,332,987        2,611,234            --           278,247
         EUR            1/26/01          57,108           48,193           53,692            --             5,499
         EUR            1/26/01         171,197          148,000          160,957            --            12,957
         EUR            1/26/01           9,924            8,598            9,330            --               732
         EUR            1/26/01         210,125          182,363          197,556            --            15,193
         EUR            1/26/01          20,881           18,139           19,632            --             1,493
         EUR            1/26/01          68,916           59,385           64,794            --             5,409
         EUR            1/26/01         193,444          164,543          181,873            --            17,330
         EUR            1/26/01          75,392           64,128           70,882            --             6,754
         EUR            1/26/01         774,245          655,011          727,932            --            72,921
         EUR            1/26/01         301,722          257,418          283,675            --            26,257
         EUR            1/26/01           4,781            4,105            4,495            --               390
         EUR            1/26/01          95,352           83,147           89,649            --             6,502
         EUR            1/26/01          22,707           19,827           21,348            --             1,521
         EUR            1/26/01          89,596           79,654           84,237            --             4,583
         EUR            1/26/01          93,871           83,699           88,256            --             4,557
         EUR            1/26/01         133,160          118,000          125,195            --             7,195
         EUR            1/26/01         104,345           91,692           98,104            --             6,412
         EUR            1/26/01          23,563           20,684           22,153            --             1,469
         EUR            1/26/01         241,686          212,512          227,230            --            14,718
         EUR            1/26/01          31,274           27,453           29,404            --             1,951
         EUR            1/26/01             463              414              435            --                21
         EUR            1/26/01          23,190           20,800           21,803            --             1,003
         EUR            1/26/01          64,248           57,600           60,405            --             2,805
         EUR            1/26/01         231,726          211,000          217,865            --             6,865
         EUR            1/26/01          52,865           48,017           49,703            --             1,686
         EUR            1/26/01         315,536          286,980          296,662            --             9,682
         EUR            1/26/01          65,414           60,885           61,501            --               616
         EUR            1/26/01          91,019           78,549           85,574            --             7,025
         EUR            1/26/01         175,313          156,379          164,826            --             8,447
         EUR            1/26/01          51,204           45,642           48,141            --             2,499
         EUR            1/26/01          21,401           19,947           20,121            --               174
         EUR             2/5/01          99,531           87,000           93,618            --             6,618
         EUR             2/7/01         101,627           89,960           95,598            --             5,638
         EUR             2/7/01          83,133           77,389           78,201            --               812
         EUR            2/14/01          17,395           15,884           16,368            --               484

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
50

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONCLUDED)

      Forward                                         U.S. $ Cost         U.S. $
 Foreign Currency     Expiration       Foreign      on Origination        Current        Unrealized       Unrealized
  Sale Contracts         Date         Currency           Date              Value        Appreciation     Depreciation
------------------   ------------   ------------   ----------------   --------------   --------------   -------------
        EUR              3/9/01          38,814       $    38,104      $    36,554       $    1,550      $       --
        EUR             3/20/01         136,034           134,996          128,163            6,833              --
        EUR             3/20/01          36,832            36,551           34,701            1,850              --
        EUR             3/22/01          39,089            38,870           36,831            2,039              --
        EUR              6/7/01          48,149            46,323           45,479              844              --
        EUR              6/8/01         112,523           100,010          106,288               --           6,278
        EUR             6/12/01          87,522            85,979           82,683            3,296              --
        EUR             6/14/01         156,301           137,913          147,669               --           9,756
        EUR            12/18/01          88,150            79,000           83,762               --           4,762
        EUR            12/21/01          52,000            46,900           49,416               --           2,516
        EUR            12/27/01          79,566            72,876           75,626               --           2,750
        GBP             1/26/01       1,199,303         1,752,565        1,794,268               --          41,703
        GBP             1/26/01         367,929           537,890          550,456               --          12,566
        GBP             1/26/01       1,543,866         2,257,008        2,309,766               --          52,758
        GBP             1/26/01          39,372            56,990           58,904               --           1,914
        GBP             1/26/01          27,126            39,266           40,582               --           1,316
        GBP             1/26/01         363,024           534,389          543,117               --           8,728
        GBP             1/26/01          15,099            21,924           22,589               --             665
        GBP             1/26/01         235,000           337,672          351,582               --          13,910
        GBP             1/26/01          25,478            37,064           38,117               --           1,053
        GBP             1/26/01          62,731            90,000           93,851               --           3,851
        GBP             1/26/01         251,314           356,866          375,989               --          19,123
        GBP             1/26/01         241,630           345,000          361,502               --          16,502
        GBP             1/26/01          96,612           138,735          144,540               --           5,805
        GBP             1/26/01          38,979            56,388           58,316               --           1,928
        GBP             1/26/01          91,739           132,963          137,251               --           4,288
        ILS              3/9/01          82,684            20,000           20,372               --             372
        JPY             1/26/01      13,185,600           123,000          115,837            7,163              --
        JPY             1/26/01      96,353,478           902,051          846,473           55,578              --
        JPY             1/26/01      93,434,913           883,796          820,833           62,963              --
        JPY             1/26/01       1,904,017            18,000           16,727            1,273              --
        JPY             1/26/01      73,011,797           688,856          641,415           47,441              --
        JPY             1/26/01       5,777,319            54,375           50,754            3,621              --
        JPY             1/26/01         634,615             5,988            5,575              413              --
        JPY             1/26/01      74,648,596           685,069          655,794           29,275              --
        JPY             1/26/01         368,016             3,300            3,233               67              --
        JPY             1/26/01       1,004,400             9,000            8,824              176              --
        JPY             1/26/01      10,650,260            95,000           93,563            1,437              --
        MXN             1/24/01         400,000            39,555           41,231               --           1,676
        PEN             2/14/01         150,000            41,690           42,162               --             472
        PLN             1/10/01       1,115,000           237,841          268,812               --          30,971
        PLN             3/12/01         315,810            66,000           74,552               --           8,552
        PLN             3/12/01         463,045            97,379          109,309               --          11,930
        PLN             3/21/01         142,376            29,000           33,520               --           4,520
        PLN             3/21/01         892,625           187,165          210,151               --          22,986
        SEK             1/26/01       3,071,823           318,076          326,046               --           7,970
        SEK             1/26/01       6,376,794           661,322          676,840               --          15,518
        SEK             1/26/01       2,903,664           300,976          308,198               --           7,222
        SKK              3/9/01       1,700,000            33,951           35,831               --           1,880
        SKK             3/20/01       7,510,000           151,337          158,215               --           6,878
                                                      -----------      -----------       ----------      ----------
Total Forward Foreign Currency Sale Contracts         $27,752,441      $29,011,593          232,684       1,491,836
                                                      ===========      ===========       ----------      ----------
Gross unrealized appreciation/depreciation from Forward Foreign Currency Contracts       $2,411,745      $2,043,232
                                                                                         ==========      ==========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO
CURRENCY DENOMINATED BONDS--63.8%
ARGENTINA--0.4%
 Citibank ARS Linked Time Deposit,
  13.00%, 01/22/01 (i) ..................... USD            968     $   972,356
                                                                    -----------
BRAZIL--2.2%
 Deutsche Bank LTN Linked Notes:
  19.30%, 03/01/01 (f), (i) ................ USD          2,985       3,133,951
  17.40%, 08/01/01 (i) ..................... USD            430         426,130
  17.18%, 08/01/01 (i) ..................... USD            940         927,968
 Salomon, Inc. Linked Brazil Inflation
  Indexed Note,
  6.00%, 12/02/02 (d), (i) ................. USD            895         872,178
                                                                    -----------
 TOTAL BRAZIL .............................                           5,360,227
                                                                    -----------
CANADA--0.8% 360 Networks, Inc.,
  13.00%, 05/01/08 ......................... USD            195         156,000
 Argos Funding Trust,
  5.9625%, 02/27/06 (d), (f) ...................          1,000         647,204
 Cable Satisfaction International, Inc.,
  12.75%, 03/01/10 ......................... USD            540         286,200
 Dynacare, Inc.,
  10.75%, 01/15/06 (f) ..................... USD            797         749,180
 GT Group Telecom, Inc.,
  0.00%, 02/01/10 (g) ...................... USD            775         255,750
                                                                    -----------
 TOTAL CANADA ..................................                      2,094,334
                                                                    -----------
COSTA RICA--0.7%
 Citibank CRC Linked Time Deposit:
  13.75%, 01/22/01 (i) ..................... USD            766         771,898
  14.50%, 01/18/01 (i) ..................... USD             55          55,982
 Costa Rica Treasury Bill (B.E.M.),
  12.80%, 01/10/01 (f), (i) ....................        300,000         933,318
                                                                    -----------
 TOTAL COSTA RICA ..............................                      1,761,198
                                                                    -----------
DENMARK--1.1%
 Nykredit AS,
  6.00%, 10/01/29 (f) ..........................         12,456       1,503,141
 Unikredit Realkredit,
  7.00%, 07/01/29 (f) ..........................         10,128       1,268,750
                                                                    -----------
 TOTAL DENMARK .................................                      2,771,891
                                                                    -----------
EL SALVADOR--0.5%
 Citibank SVC Linked Time Deposit,
  8.50%, 02/06/01 (i) ...................... USD          1,178       1,194,845
                                                                    -----------
GERMANY--1.1%
 Brokat Infosystems AG,
  11.50%, 03/31/10 ......................... EUR            100          61,692
 Callahan Nordrhein Westfalen,
  14.00%, 07/15/10 (d) ..................... EUR             90          79,017
 Core, Series 1998-1A, Class B3,
  7.8531%, 01/16/06 (d), (f) ............... EUR          2,400       1,136,461
 Ekabel Hessen GMBH,
  14.50%, 09/01/10 (d) ..................... EUR            170         143,667
 European Credit Card Offerings,
  Series B,
  5.50%, 02/18/11 (f) ..........................          2,570       1,207,372
 Grohe Holding GMBH,
  11.50%, 11/15/10 (d) ..................... EUR            120         116,061
                                                                    -----------
 TOTAL GERMANY .................................                      2,744,270
                                                                    -----------
GREECE--0.7%
 Republic of Hellenic,
  7.72%, 08/14/03 (e), (f) .....................        605,000       1,728,786
                                                                    -----------
HUNGARY--3.0%
 Government of Hungary:
  9.50%, 01/12/02 (f) ..........................      1,348,400       4,730,968
  13.50%, 01/12/01 .............................        192,000         682,155
  13.50%, 11/24/01 (f) .........................        575,800       2,083,992
                                                                    -----------
 TOTAL HUNGARY .................................                      7,497,115
                                                                    -----------
INDONESIA--0.0%
 Polysindo,
  0.00%, 04/26/03 (k) ..........................      5,000,000           5,168
 PT Polysindo Eka Perkasa,
  10.00%, 03/16/01 ......................... USD            194           1,942
                                                                    -----------
 TOTAL INDONESIA ...............................                          7,110
                                                                    -----------

IRELAND--0.4%
 Atlas Reinsurance PLC, Series B,
  10.5044%, 04/04/03 (d), (e), (f) ......... USD          1,020       1,017,450
                                                                    -----------
ITALY--0.6%
 Films PLC,
  5.8869%, 03/31/05 (e), (f) ...................      4,420,000       1,393,282
                                                                    -----------
JAPAN--1.0%
 Spires, Ltd.,
  2.48%, 01/23/02 (f) ..........................        286,282       2,524,250
                                                                    -----------
LUXEMBOURG--0.0%
 PTC International Finance II SA,
  11.25%, 12/01/09 ......................... EUR             45          36,191
                                                                    -----------
MEXICO--0.7%
 Citibank MXN Linked Time Deposit,
  22.75%, 12/03/01 (i) ..................... USD            815       1,006,199

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
52

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
 United Mexican States:
  9.875%, 01/15/07 ......................... USD            160     $   169,200
  Series D, 7.4475%, 12/31/19 (e) .......... USD            450         450,108
   rights 01/03/03 ......................... USD            698               0
                                                                    -----------
 TOTAL MEXICO ..................................                      1,625,507
                                                                    -----------
NAMIBIA--0.1%
 Government of Namibia:
  12.00%, 04/15/02 ......................... SAR          1,460         191,766
  12.00%, 04/15/05 ......................... SAR          1,460         181,830
                                                                    -----------
 TOTAL NAMIBIA .................................                        373,596
                                                                    -----------
NETHERLANDS--0.4%
 Completel Europe NV, Series B,
  14.00%, 04/15/10 ......................... EUR            240         180,288
 Flowserve Finance BV,
  12.25%, 08/15/10 ......................... EUR             80          75,871
 Jones Lang LaSalle Finance BV,
  9.00%, 06/15/07 (d) ...................... EUR             45          43,819
 Kappa Beheer BV:
  0.00%, 07/15/09 (g) ...................... EUR             35          22,019
  10.625%, 07/15/09 ........................ EUR            210         199,655
 KPNQwest BV,
  7.125%, 06/01/09 ......................... EUR             80          65,880
 Tele1 Europe BV,
  13.00%, 05/15/09 ......................... EUR            200         170,898
 United Pan-Europe Communications NV, Series B:
  0.00%, 11/01/09 (g) ...................... EUR            220          66,829
  11.25%, 02/01/10 ......................... EUR            200         122,070
 Versatel Telecom BV,
  11.875%, 07/15/09 ........................ EUR            135          82,397
                                                                    -----------
 TOTAL NETHERLANDS .............................                      1,029,726
                                                                    -----------
PANAMA--0.2%
 Republic of Panama,
  7.75%, 07/17/16 (e) ...................... USD            799         607,898
                                                                    -----------
PHILIPPINES--0.2%
 Republic of Philippines,
  9.875%, 01/15/19 ......................... USD            516         410,220
                                                                    -----------
SOUTH AFRICA--1.2% Lesotho Water:
  12.00%, 12/01/05 (f) .........................          5,700         741,716
  12.50%, 04/15/02 (f) .........................          8,590       1,146,544
  13.00%, 09/15/10 (f) .........................          6,080         798,566
 Republic of South Africa,
  12.00%, 02/28/05 .............................          1,710         225,752
 South African Roads,
  11.50%, 09/30/05 .............................            415          52,995
                                                                    -----------
 TOTAL SOUTH AFRICA ............................                      2,965,573
                                                                    -----------
SOUTH KOREA--1.0%
 Salomon, Inc. MSB Linked Korea
  Currency Indexed Notes:
  6.95%, 01/10/01 (d), (i) ................. USD          2,351       2,099,777
  7.36%, 06/08/01 (d), (i) ................. USD            516         467,206
                                                                    -----------
 TOTAL SOUTH KOREA .............................                      2,566,983
                                                                    -----------
SWEDEN--0.1%
 Alfa Laval Special Finance AB,
  12.125%, 11/15/10 (d) .................... EUR            165         165,780
                                                                    -----------
THAILAND--0.0% Finance One PLC:
  0.00%, 08/28/97 (l) .................. 10,000                               0
  0.00%, 10/15/97 (l) .................. 10,000                               0
 Morgan Guarantee Trust,
  0.00%, 07/31/01 (l) .................. 10,569                               0
                                                                    -----------
 TOTAL THAILAND ................................                              0
                                                                    -----------
TURKEY--0.4% Cellco Finance NV:
  12.75%, 08/01/05 ......................... USD            150         141,000
  15.00%, 08/01/05 (f) ..................... USD            905         879,650
                                                                    -----------
 TOTAL TURKEY ..................................                      1,020,650
                                                                    -----------

UNITED KINGDOM--1.3%
 Aes Drax Energy Ltd.,
  11.25%, 08/30/10 (d), (f) ....................             35          54,952
 Avecia Group PLC,
  11.00%, 07/01/09 (f) ..................... USD            335         330,812
 Colt Telecom Group PLC,
  7.625%, 07/31/08 ......................... DEM            450         196,062
 Coral Group Holdings PLC, Series B,
  13.50%, 09/30/09 (f) .........................             65          95,251
 Diamond Holdings PLC,
  10.00%, 02/01/08 .............................             95         113,643
 Energis PLC,
  9.50%, 06/15/09 ..............................            110         151,324
 Gala Group Holdings PLC,
  12.00%, 06/01/10 (d), (f) ....................             95         145,463
 IPC Magazines Group PLC:
  0.00%, 03/15/08 (g) ..........................            190         158,390
  9.625%, 03/15/08 .............................            165         199,847
 Jazztel PLC:
  14.00%, 04/01/09 ......................... EUR            150          93,665
  14.00%, 07/15/10 ......................... EUR            345         217,050
 Luxfer Holdings PLC,
  10.125%, 05/01/09 ............................            280         397,750
 Ono Finance PLC:
  14.00%, 07/15/10 (f) ..................... EUR             30          23,099
  14.00%, 07/15/10 (d), (f) ................ EUR            235         172,229

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
 Regional Independent Media:
  0.00%, 07/01/08 (g) ..........................            150     $   174,950
  10.50%, 07/01/08 ......................... USD            125         125,025
 Telewest PLC,
  0.00%, 04/15/09 (g) ..........................            510         354,610
 TM Group Holdings PLC,
  11.00%, 05/15/08 ......................... USD            130         111,800
                                                                    -----------
 TOTAL UNITED KINGDOM ..........................                      3,115,922
                                                                    -----------
UNITED STATES--45.7%
 Adelphia Communications Corp.,
  9.375%, 11/15/09 (f) .........................            272         239,360
 Advanta Business Card Master Trust:
  Series 2000-B, Class A,
  6.8563%, 01/20/06 (e), (f) ...................          1,500       1,503,319
  Series 2000-B, Class C,
  7.9363%, 01/20/06 (e), (f) ...................          2,280       2,281,779
 Advanta Credit Card Master Trust,
  Series 1996-E, Class B,
  6.95%, 05/15/04 (e) ..........................          1,100       1,099,307
 Advantica Restaurant Group, Inc.,
  11.25%, 01/15/08 (f) .........................            160          74,000
 AES Corp.,
  9.375%, 09/15/10 .............................            715         731,088
 Agrilink Foods, Inc.,
  11.875%, 11/01/08 (f) ........................            600         391,500
 Allied Waste North America, Inc.,
  Series B,
  10.00%, 08/01/09 (f) .........................            815         768,138
 Alpha Wind 2000 Ltd. Series A,
  11.31%, 05/23/01 (d), (e) ....................            425         429,250
 American Express Credit Account
  Master Trust:
  Series 2000-2, Class A,
  6.875%, 09/17/07 (e), (f) ....................          1,400       1,403,976
  Series 2000-5, Class B,
  7.09%, 04/15/08 (e), (f) .....................          3,170       3,168,514
 Amtrol, Inc.,
  10.625%, 12/31/06 (f) ........................             60          47,700
 ARCO Chemical Co.,
  9.80%, 02/01/20 (f) ..........................            435         411,209
 Asset Securitization Corp.,
  Series 1996-D2, Class ACS2,
  1.5973%, 02/14/29 (e), (f), (j) ..............          7,035         438,588
 BA Master Credit Card Trust,
  Series 1996-A, Class A,
  6.84%, 08/15/03 (e) ..........................          1,625       1,625,504
 Banc of America Large Loan,
  Series 2000-WSFA:
  Class A, 7.17%, 05/12/05 (d), (e), (f) .......            735         735,459
  Class D, 8.67%, 05/12/05 (d), (e), (f) .......          1,700       1,701,063
 Buhrmann US, Inc.,
  12.25%, 11/01/09 .............................            365         366,825
 Building One Services Corp.,
  10.50%, 05/01/09 (f) .........................          1,080         648,000
 Calpine Corp.,
  8.75%, 07/15/07 ..............................            330         328,152
 Capital One Master Trust:
  Series 1996-2, Class A,
  6.81%, 02/15/05 (e) ..........................          3,640       3,641,128
  Series 1999-3, Class A,
  6.96%, 09/15/09 (e) ..........................          1,400       1,406,524
 Carco Auto Loan Master Trust,
  Series 1999-2, Class A1,
  6.78%, 05/17/04 (e), (f) .....................          1,360       1,359,575
 Charter Communications Holdings LLC,
  8.625%, 04/01/09 .............................            210         189,000
 Chase Credit Card Master Trust:
  Series 2000-2, Class A,
  6.81%, 07/15/05 (e), (f) .....................          2,170       2,170,673
  Series 2000-2, Class C,
  7.39%, 07/15/05 (e), (f) .....................          4,925       4,888,062
 Chesapeake Energy Corp., Series B,
  9.625%, 05/01/05 (f) .........................            340         350,200
 Citibank Credit Card Issuance Trust,
  Series 2000-C2, Class C2,
  7.31%, 10/15/07 (e), (f) .....................          4,700       4,676,500
 Citibank Credit Card Master Trust I,
  Series 1999-3, Class A,
  6.65%, 03/15/04 (e), (f) .....................          1,200       1,200,372
 Colo.com,
  13.875%, 03/15/10 (d), (f) ...................            365         229,950

 Comstock Resources, Inc.,
  11.25%, 05/01/07 (f) .........................            399         413,963
 Corning, Inc.,
  5.625%, 02/18/05 (d), (f) ................ EUR            680         637,881
 Courtyard by Marriott II, Ltd.,
  Series B,
  10.75%, 02/01/08 (f) .........................            670         676,700
 Crown Castle International Corp.,
  10.75%, 08/01/11 .............................            360         369,000
 Discover Card Master Trust I:
  Series 1998-1, Class A,
  6.80%, 08/18/03 (e), (f) .....................          2,675       2,675,000


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
54

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
  Series 2000-3, Class A,
  6.83%, 09/16/05 (e), (f) .....................          1,470     $ 1,470,911
  Series 1999-5, Class A,
  6.89%, 12/18/06 (e), (f) .....................          1,270       1,273,175
  Series 1996-2, Class A,
  6.93%, 07/18/05 (e), (f) .....................          2,355       2,360,134
  Series 2000-6, Class B,
  6.98%, 01/15/08 (e) ..........................          2,445       2,437,740
 Echostar Broadband Corp.,
  10.375%, 10/01/07 ............................            240         235,800
 Echostar DBS Corp.,
  9.375%, 02/01/09 (f) .........................            233         226,010
 Exodus Communications, Inc.:
  11.375%, 07/15/08 ........................ EUR            210         178,457
  11.625%, 07/15/10 (d) ........................            300         269,250
 First Union Master Credit Card Trust,
  Series 1996-1, Class A,
  6.88%, 09/15/03 (e), (f) .....................          4,505       4,505,000
 First USA Credit Card Master Trust:
  Series 1998-1, Class C,
  6.50%, 01/18/06 (d), (f) .....................          1,600       1,599,824
  Series 1998-1, Class A,
  6.7788%, 01/18/06 (e), (f) ...................          1,455       1,455,000
  Series 1996-6, Class A,
  6.8675%, 07/10/06 (e), (f) ...................            850         851,063
  Series 1996-6, Class B,
  7.0775%, 07/10/06 (e), (f) ...................          2,225       2,222,908
 Foamex LP:
  9.875%, 06/15/07 (f) .........................            435         239,250
  13.50%, 08/15/05 (f) .........................            295         177,000
 Geo Specialty Chemicals, Inc.,
  10.125%, 08/01/08 (f) ........................            245         205,800
 Globix Corp.,
  12.50%, 02/01/10 .............................            240          88,800
 Hanger Orthopedic Group, Inc.,
  11.25%, 06/15/09 (f) .........................            300          96,000
 HCA-The Healthcare Co.,
  8.75%, 11/01/10 .......................... GBP            190         296,892
 HEALTHSOUTH Corp.,
  10.75%, 10/01/08 (d) .........................            605         632,225
 High Voltage Engineering Corp.,
  10.50%, 08/15/04 (f) .........................            454         295,100
 Holley Performance Products, Inc.,
  Series B,
  12.25%, 09/15/07 (f) .........................          1,000         530,000
 Hyperion Telecommunications, Inc.,
  12.00%, 11/01/07 (f) .........................            615         233,700
 Interpool Capital Trust, Series B,
  9.875%, 02/15/27 (f) .........................          1,370         780,900
 IT Group, Inc., Series B,
  11.25%, 04/01/09 (f) .........................          1,225         955,500
 ITC DeltaCom, Inc.:
  9.75%, 11/15/08 (f) ..........................            180         136,800
  11.00%, 06/01/07 (f) .........................            295         236,000
 John Q. Hammons Hotels,
  8.875%, 02/15/04 .............................            555         502,275
 Kelvin 2nd Event,
  8.70%, 02/14/03 (d) ..........................            600         601,500
 Level 3 Communications, Inc.:
  11.00%, 03/15/08 .............................            325         286,000
  11.25%, 03/15/10 ......................... EUR            545         464,091
 LodgeNet Entertainment Corp.,
  10.25%, 12/15/06 (f) .........................            510         479,400
 Lodgian Financing Corp.,
  12.25%, 07/15/09 (f) .........................            610         549,000
 Lomak Petroleum Corp.,
  8.75%, 01/15/07 ..............................            180         169,650
 Lyondell Chemical Co.,
  10.875%, 05/01/09 (f) ........................            275         258,500
 Mandalay Resort Group, Series B,
  10.25%, 08/01/07 .............................            520         513,500
 MBNA Master Credit Card Trust:
  Series 2000-C, Class B,
  6.995%, 07/15/07 (e), (f) ....................          2,525       2,521,036
  Series 1994-C, Class B,
  7.1375%, 03/15/04 (e), (f) ...................          2,845       2,851,373
  Series 1999-E, Class C,
  7.41%, 06/15/04 (e), (f) .....................          5,670       5,670,000
 Merrill Corp., Series B,
  12.00%, 05/01/09 (f) .........................            364         163,800
 Merrill Lynch Mortgage Investors, Inc.,
  Series 1996-C1, Class IO,
  0.5966%, 04/25/28 (d), (e), (f), (j) .........         15,659         327,865

 Metromedia Fiber Network, Inc.:
  10.00%, 12/15/09 .............................             95          78,850
  Series B, 10.00%, 11/15/08 (f) ...............            361         300,533
 MGM Grand, Inc.,
  9.75%, 06/01/07 (f) ..........................            875         916,562
 Morgan Stanley Capital I, Inc.,
  Series 1996-WF1, Class X,
  1.3677%, 01/15/13 (d), (e), (f), (j) .........          5,778         278,973
 Motors & Gears, Inc., Series D,
  10.75%, 11/15/06 .............................            470         418,300
 Namazu Re Ltd.,
  11.215%, 12/02/04 (d), (e), (f) ..............          1,000         984,375


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
 National City Credit Card Master Trust:
  Series 2000-1, Class A,
  6.86%, 08/15/07 (e) ..........................          1,900     $ 1,901,055
  Series 2000-1, Class C,
  7.59%, 08/15/07 (e) ..........................          1,940       1,939,980
 Neff Corp.,
  10.25%, 06/01/08 (f) .........................            850         374,000
 Nextel International, Inc.,
  12.75%, 08/01/10 (d) .........................            485         397,700
 North American Van Lines, Inc.,
  13.375%, 12/01/09 (d), (f) ...................          1,440       1,180,800
 NTL Communications Corp., Series B:
  0.00%, 11/15/09 (g) ...................... EUR            150          72,003
  9.25%, 11/15/06 .......................... EUR            635         524,713
 Orion Power Holdings, Inc.,
  12.00%, 05/01/10 (d), (f) ....................            480         520,800
 Orius Capital Corp., Series B,
  12.75%, 02/01/10 .............................            830         688,900
 Pacific Reinsurance Ltd.,
  10.4488%, 05/31/03 (e), (f) ..................          1,340       1,345,862
 Penhall International Corp.,
  12.00%, 08/01/06 (f) .........................            500         455,000
 Petro Stopping Centers,
  10.50%, 02/01/07 (f) .........................            520         429,000
 Phoenix Color Corp.,
  10.375%, 02/01/09 (f) ........................            465         330,150
 Plains Resources, Inc.,
  10.25%, 03/15/06 (d), (f) ....................            185         184,538
 Prime Capital Hurricane Hydrocarbons,
  12.914%, 01/17/04 (e) ........................            875         875,000
 Prime Capital Quake and Euro Wind,
  13.914%, 01/17/04 ............................            840         840,000
 Prudential Home Mortgage Securities:
  Series 1993-24, Class A7,
  0.55%, 07/25/25 (e), (j) .....................            219               0
  Series 1993-5, Class A9,
  0.91%, 03/25/10 (e), (j) .....................            585               0
  Series 1993-41, Class A5,
  0.92%, 10/25/10 (e), (j) .....................            152               0
 PSINet, Inc.,
  10.50%, 12/01/06 .............................            120          31,200
 RailWorks Corp.,
  11.50%, 04/15/09 (f) .........................            730         262,800
 RBF Finance Co.,
  11.00%, 03/15/06 (f) .........................            605         700,288
 Renters Choice, Inc.,
  11.00%, 08/15/08 (f) .........................            715         694,444
  Residential Reinsurance, Series 2000,
   10.8363%, 12/01/01 (d), (e) .................            560         560,000
  Sabreliner Corp.,
   11.00%, 06/15/08 (d), (f) ...................            720         580,500
  Spectrasite Holdings, Inc., Series B,
   0.00%, 03/15/10 (g) .........................            595         303,450
  Station Casinos, Inc.,
   10.125%, 03/15/06 (f) .......................            900         927,000
  Sterling Chemicals Holdings, Inc.,
   0.00%, 08/15/08 (g) .........................            495          74,250
  Sterling Chemicals, Inc., Series A,
   11.25%, 04/01/07 ............................            260         122,200
  Structured Asset Securities Corp.:
   Series 1996-CFL, Class X2,
   1.0568%, 02/25/28 (e), (j) ..................          1,244          18,663
   Series 1996-CFL, Class X1,
   1.5868%, 02/25/28 (e), (f), (j) .............          2,862         171,766
  Superior Wholesale Inventory
   Financing Trust,
   Series 1999-A, Class A1,
   6.835%, 05/15/06 (e) ........................          2,520       2,515,892
  Tekni-Plex, Inc., Series B,
   12.75%, 06/15/10 ............................            280         224,000
  Transdigm, Inc.,
   10.375%, 12/01/08 (f) .......................            325         292,500
  Travelcenters of America, Inc.,
   12.75%, 05/01/09 ............................            245         237,650
  Ubiquitel Operating Co.,
   0.00%, 04/15/10 (g) .........................          1,047         418,800
  United Rentals, Inc. Series B:
   9.00%, 04/01/09 .............................             25          18,750
   9.25%, 01/15/09 (f) .........................            750         570,000
  United States Treasury Bill,
   5.90%, 03/01/01 .............................            110         108,936
  United States Treasury STRIP,
   0.00%, 11/15/01 .............................            600         572,124
  URS Corp., Series B,
   12.25%, 05/01/09 (f) ........................            495         496,856

  Wachovia Credit Card Master Trust,
   Series 1999-1, Class A,
   6.77%, 08/15/06 (e), (f) ....................          5,100       5,110,404
  Williams Communications Group, Inc.,
   10.875%, 10/01/09 (f) .......................            410         305,450
  WRC Media Corp.,
   12.75%, 11/15/09 ............................          1,070         857,337
  XO Communications, Inc.,
   10.75%, 06/01/09 (f) ........................            520         426,400
                                                                    -----------
  TOTAL UNITED STATES ..........................                    114,263,242
                                                                    -----------
 TOTAL CURRENCY DENOMINATED BONDS
  (Identified cost $171,056,307) ...............                    159,248,402
                                                                    -----------




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
56

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
PREFERRED STOCKS--1.0%
UNITED KINGDOM--0.0%
 Avecia Group PLC (a) ..........................          1,188     $    32,076
                                                                    -----------
UNITED STATES--1.0%
 Granite Broadcasting Corp. (a) ................            898         116,740
 Harborside Healthcare Corp. (a) ...............          1,344          28,224
 High Voltage Engineering Corp.,
  Series A (a) .................................          1,857         960,998
 Nextel Communications, Inc.,
  Series E (a) .................................            634         595,960
 Paxson Communications Corp. (a) ...............             67         609,700
 XO Communications, Inc. (a) ...................          2,537          73,573
                                                                    -----------
 TOTAL UNITED STATES ...........................                      2,385,195
                                                                    -----------
TOTAL PREFERRED STOCKS
 (Identified cost $5,208,902) ..................                      2,417,271
                                                                    -----------
WARRANTS--0.0%
CANADA--0.0%
 Cable Satisfaction International, Inc.,
  03/01/05 (a) .................................            540           5,400
 GT Group Telecom, Inc., Class B,
  02/01/10 (a), (d) ............................            775          33,712
                                                                    -----------
 TOTAL CANADA ..................................                         39,112
                                                                    -----------
NORWAY--0.0%
 Enitel ASA, 04/05/05 (a), (d) .................            100              23
                                                                    -----------
UNITED KINGDOM--0.0%
 Ono Finance PLC, 05/31/09 (a) .................            350          19,719
 Ono Finance PLC, 05/31/09 (a), (d) ............             90           5,071
                                                                    -----------
 TOTAL UNITED KINGDOM ..........................                         24,790
                                                                    -----------
UNITED STATES--0.0%
 Merrill Corp., Class B, 05/01/09 (a),
  (d) ..........................................            364               4
 Motient Corp., 04/01/08 (a), (d) ..............          1,385          13,850
 Ubiquitel Operating Co., 04/15/10
  (a), (d) .....................................            922          18,440
                                                                    -----------
 TOTAL UNITED STATES ...........................                         32,294
                                                                    -----------
TOTAL WARRANTS
 (Identified cost $72,337) .....................                         96,219
                                                                    -----------
                                                       PRINCIPAL
                                                        AMOUNT
                                                         (000)
                                                        -------
DISCOUNT NOTES--33.4%
 Federal Farm Credit Bank,
  6.69%, 05/08/01 ..............................        $   100      $   97,640
 Federal Home Loan Bank:
  5.36%, 12/21/01 ..............................            550         521,011
  5.38%, 12/21/01 ..............................            796         754,008
  5.55%, 12/10/01 ..............................          1,500       1,420,681
  5.78%, 05/31/01 ..............................          2,229       2,175,318
  5.80%, 06/27/01 ..............................          1,550       1,505,795
  5.93%, 05/01/01 ..............................            494         484,235
  6.04%, 06/01/01 ..............................          2,281       2,223,212
  6.09%, 02/16/01 ..............................            100          99,222
  6.09%, 03/08/01 ..............................            371         366,858
  6.11%, 03/13/01 ..............................            164         162,024
  6.11%, 03/16/01 ..............................            198         195,513
  6.15%, 04/09/01 ..............................          2,050       2,015,680
  6.16%, 01/17/01 ..............................          9,700       9,673,442
  6.17%, 01/16/01 ..............................            990         987,455
  6.22%, 03/09/01 ..............................            510         504,096
  6.22%, 03/23/01 ..............................            584         575,827
  6.26%, 05/18/01 ..............................            103         100,546
  6.27%, 03/19/01 ..............................          2,000       1,973,178
  6.32%, 02/06/01 ..............................          1,080       1,073,174
  6.34%, 02/07/01 ..............................            918         912,018
  6.34%, 03/06/01 ..............................            300         296,619
  6.35%, 02/28/01 ..............................          1,350       1,336,189
  6.36%, 02/14/01 ..............................            178         176,616
  6.36%, 02/28/01 ..............................            475         470,137
  6.38%, 01/24/01 ..............................          1,687       1,680,124
  6.38%, 02/14/01 ..............................          1,889       1,874,270
  6.38%, 02/16/01 ..............................            125         123,981
  6.39%, 02/02/01 ..............................            696         692,047

  6.39%, 02/07/01 ..............................            652         647,718
  6.41%, 01/05/01 ..............................            998         997,289
  6.43%, 01/03/01 ..............................            748         747,733
  6.51%, 06/04/01 ..............................          1,442       1,401,843
 Federal Home Loan Mortgage Corp.:
  6.04%, 03/15/01 ..............................          3,405       3,363,296
  6.06%, 02/01/01 ..............................          1,330       1,323,059
  6.06%, 03/01/01 ..............................            465         460,382
  6.09%, 10/11/01 ..............................            746         710,286
  6.17%, 03/15/01 ..............................          1,700       1,678,731
  6.40%, 01/11/01 ..............................          1,217       1,214,836
  6.40%, 01/18/01 ..............................          1,644       1,639,032
  6.41%, 02/01/01 ..............................          1,070       1,064,099
  6.44%, 01/16/01 ..............................            642         640,277
  6.44%, 02/01/01 ..............................            345         343,087

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT
DESCRIPTION                                              (000)          VALUE
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
 Federal National Mortgage
  Association:
  5.45%, 12/14/01 ..............................    $     1,727     $ 1,636,277
  5.71%, 11/30/01 ..............................            765         721,854
  5.82%, 06/07/01 ..............................          3,090       3,011,571
  6.01%, 06/14/01 ..............................          1,017         989,156
  6.04%, 06/07/01 ..............................          2,550       2,482,830
  6.05%, 11/16/01 ..............................            409         387,074
  6.07%, 11/02/01 ..............................          2,405       2,281,320
  6.12%, 02/20/01 ..............................          1,000         991,500
  6.12%, 02/22/01 ..............................          1,569       1,555,130
  6.13%, 09/27/01 ..............................          2,448       2,335,870
  6.13%, 10/05/01 ..............................            100          95,287
  6.26%, 04/12/01 ..............................            675         663,145
  6.30%, 05/14/01 ..............................          1,285       1,255,092
  6.31%, 02/20/01 ..............................            445         441,100
  6.31%, 04/03/01 ..............................            660         649,357
  6.31%, 08/10/01 ..............................          1,305       1,254,449
  6.32%, 01/19/01 ..............................          2,000       1,993,680
  6.33%, 02/07/01 ..............................          1,000         993,499
  6.33%, 03/01/01 ..............................            318         314,701
  6.33%, 03/08/01 ..............................            608         600,944
  6.34%, 02/22/01 ..............................            505         500,375
  6.35%, 02/01/01 ..............................            875         870,215
  6.36%, 02/06/01 ..............................            540         536,566
  6.36%, 02/08/01 ..............................              4           3,973
  6.37%, 02/05/01 ..............................            570         566,470
  6.38%, 02/08/01 ..............................            327         324,798
  6.40%, 02/15/01 ..............................            660         654,720
  6.41%, 01/08/01 ..............................            875         873,910
  6.41%, 01/25/01 ..............................          1,400       1,394,017
  6.42%, 07/11/01 ..............................            264         255,008
  6.43%, 01/08/01 ..............................            966         964,792
  6.44%, 01/10/01 ..............................          1,003       1,001,385
  6.50%, 05/30/01 ..............................             92          89,525
                                                                    -----------
TOTAL DISCOUNT NOTES
 (Identified cost $83,392,174) .................                     83,392,174
                                                                    -----------
REPURCHASE AGREEMENT--0.0%
 State Street Bank and Trust Co.,
  5.80%, 01/02/01, (Dated 12/29/00,
  collateralized by $100,000 United
  States Treasury Note, 3.875%,
  01/15/09, with a value of $108,938)
  (Identified cost $104,000) (f) ...............           104          104,000
                                                                   ------------
TOTAL INVESTMENTS
 (Identified cost $259,833,720) (b) ............          98.2%    $245,258,066
CASH AND OTHER ASSETS
 IN EXCESS OF LIABILITIES ......................           1.8        4,536,740
                                                         -----     ------------
NET ASSETS .....................................         100.0%    $249,794,806
                                                         =====     ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
58

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)


Forward Foreign Currency Contracts open at December 31, 2000:



       Forward                                              U.S. $ Cost        U.S. $
  Foreign Currency      Expiration         Foreign        on Origination       Current       Unrealized       Unrealized
 Purchase Contracts        Date           Currency             Date             Value       Appreciation     Depreciation
--------------------   ------------   ----------------   ----------------   ------------   --------------   -------------
           ARS            1/24/01             60,780        $   60,000       $   60,725       $    725         $    --
           ARS             2/5/01          1,388,520         1,330,000        1,385,472         55,472              --
           ARS             2/6/01            546,681           541,000          544,231          3,231              --
           ARS            2/21/01            995,231           989,000          991,266          2,266              --
           ARS            2/28/01            912,420           900,000          908,061          8,061              --
           ARS            2/28/01            450,118           445,000          447,967          2,967              --
           ARS             3/6/01          1,288,125         1,250,000        1,281,079         31,079              --
           ARS             3/6/01            111,353           110,000          110,744            744              --
           ARS             3/6/01            609,000           600,000          605,669          5,669              --
           ARS             3/6/01            512,020           505,000          509,219          4,219              --
           ARS            3/28/01          1,708,575         1,650,000        1,694,511         44,511              --
           ARS            5/16/01             74,830            70,000           73,775          3,775              --
           AUD            1/25/01          6,187,000         3,402,169        3,443,035         40,866              --
           AUD            1/25/01            160,361            86,967           89,240          2,273              --
           BRL            2/28/01            147,351            73,000           74,468          1,468              --
           BRL            5/31/01          1,001,000           493,590          495,888          2,298              --
           BRL            5/31/01          4,499,000         2,228,883        2,228,772             --             111
           BRL            12/5/01          1,646,134           766,000          785,519         19,519              --
           CLP             1/4/01        433,840,000           748,000          755,887          7,887              --
           CLP            5/14/01        721,868,950         1,281,500        1,245,353             --          36,147
           CLP            8/14/01        741,240,000         1,305,000        1,266,734             --          38,266
           CLP            9/28/01        852,911,000         1,453,000        1,450,158             --           2,842
           CLP           10/10/01         39,174,800            68,000           66,517             --           1,483
           CLP           12/13/01        909,786,600         1,527,000        1,533,685          6,685              --
           CNY            1/11/01         10,103,534         1,217,000        1,219,026          2,026              --
           CNY            1/29/01         11,635,960         1,400,000        1,401,568          1,568              --
           CNY             2/8/01            965,050           116,000          116,184            184              --
           CNY            2/20/01          9,785,999         1,178,000        1,177,461             --             539
           CNY            3/12/01         13,329,586         1,603,000        1,602,094             --             906
           CNY            3/20/01         13,701,863         1,645,000        1,646,087          1,087              --
           COP            1/24/01      2,063,300,000           940,000          913,930             --          26,070
           CZK             2/5/01         13,075,000           344,505          347,961          3,456              --
           CZK             2/5/01         22,535,968           568,000          599,743         31,743              --
           CZK             2/7/01         36,140,000           917,632          961,819         44,187              --
           CZK             2/7/01         26,065,000           691,985          693,686          1,701              --
           CZK            2/14/01         12,685,000           327,085          337,639         10,554              --
           CZK            2/15/01            765,000            20,990           20,363             --             627
           CZK            2/20/01          3,530,000            91,344           93,969          2,625              --
           CZK            2/22/01          3,088,050            86,139           82,207             --           3,932
           CZK             6/7/01         62,780,000         1,666,578        1,674,392          7,814              --
           CZK            6/12/01         75,810,000         2,043,286        2,022,002             --          21,284
           CZK            7/17/01          9,915,000           263,767          264,446            679              --
           DKK            1/26/01         15,649,389         1,851,385        1,972,127        120,742              --
           DKK            1/26/01         25,911,233         3,061,961        3,265,318        203,357              --
           DKK            1/26/01         28,163,548         3,175,146        3,549,154        374,008              --
           EUR            1/26/01            328,459           292,000          308,812         16,812              --
           EUR            1/26/01             97,074            86,196           91,268          5,072              --

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)

       Forward                                          U.S. $ Cost        U.S. $
  Foreign Currency      Expiration       Foreign      on Origination       Current       Unrealized       Unrealized
 Purchase Contracts        Date         Currency           Date             Value       Appreciation     Depreciation
--------------------   ------------   ------------   ----------------   ------------   --------------   -------------
          EUR             1/26/01        523,690        $  465,000       $  492,365       $ 27,365           $--
          EUR             1/26/01        177,314           156,513          166,707         10,194            --
          EUR             1/26/01        137,802           122,050          129,559          7,509            --
          EUR             1/26/01        601,629           532,435          565,642         33,207            --
          EUR             1/26/01        711,374           629,779          668,822         39,043            --
          EUR             1/26/01        170,720           150,513          160,508          9,995            --
          EUR             1/26/01      1,754,934         1,546,167        1,649,961        103,794            --
          EUR             1/26/01        261,206           230,213          245,581         15,368            --
          EUR             1/26/01         25,223            22,226           23,714          1,488            --
          EUR             1/26/01        621,904           546,977          584,704         37,727            --
          EUR             1/26/01        203,616           178,541          191,437         12,896            --
          EUR             1/26/01         26,820            23,517           25,216          1,699            --
          EUR             1/26/01        310,375           271,367          291,809         20,442            --
          EUR             1/26/01        200,154           174,012          188,181         14,169            --
          EUR             1/26/01        359,481           312,360          337,978         25,618            --
          EUR             1/26/01        548,564           476,877          515,751         38,874            --
          EUR             1/26/01        951,179           812,231          894,283         82,052            --
          EUR             1/26/01        937,198           801,201          881,138         79,937            --
          EUR             1/26/01        423,472           357,000          398,142         41,142            --
          EUR             1/26/01        162,941           135,395          153,194         17,799            --
          EUR             1/26/01         36,085            30,099           33,927          3,828            --
          EUR             1/26/01        359,164           302,854          337,680         34,826            --
          EUR             1/26/01         63,365            53,983           59,575          5,592            --
          EUR             1/26/01        701,215           597,842          659,271         61,429            --
          EUR             1/26/01         74,134            64,482           69,700          5,218            --
          EUR             1/26/01        685,487           592,851          644,484         51,633            --
          EUR             1/26/01         66,886            57,298           62,885          5,587            --
          EUR             1/26/01         57,224            48,964           53,801          4,837            --
          EUR             1/26/01         80,117            68,250           75,325          7,075            --
          EUR             1/26/01         46,455            39,499           43,676          4,177            --
          EUR             1/26/01        186,123           158,476          174,990         16,514            --
          EUR             1/26/01         62,368            53,585           58,638          5,053            --
          EUR             1/26/01      4,079,845         3,583,247        3,835,804        252,557            --
          EUR             1/26/01         20,316            17,835           19,101          1,266            --
          EUR             1/26/01        281,455           246,216          264,619         18,403            --
          EUR             1/26/01      2,285,323         2,037,662        2,148,623        110,961            --
          EUR             1/26/01         59,096            52,152           55,561          3,409            --
          EUR             1/26/01      1,458,456         1,286,971        1,371,217         84,246            --
          EUR             1/26/01        571,299           504,000          537,126         33,126            --
          EUR             1/26/01      5,622,743         4,998,000        5,286,411        288,411            --
          EUR             1/26/01        206,893           181,805          194,517         12,712            --
          EUR             1/26/01         47,105            41,368           44,288          2,920            --
          EUR             1/26/01        142,875           125,556          134,329          8,773            --
          EUR             1/26/01        218,763           192,030          205,678         13,648            --
          EUR             1/26/01        771,229           691,368          725,097         33,729            --
          EUR             1/26/01        474,389           432,168          446,012         13,844            --
          EUR             1/26/01        460,364           422,011          432,827         10,816            --
          EUR              3/9/01      1,007,162           891,725          948,503         56,778            --
          EUR             3/20/01      1,376,186         1,227,418        1,296,562         69,144            --

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
60

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)

       Forward                                            U.S. $ Cost        U.S. $
  Foreign Currency      Expiration        Foreign       on Origination       Current       Unrealized       Unrealized
 Purchase Contracts        Date          Currency            Date             Value       Appreciation     Depreciation
--------------------   ------------   --------------   ----------------   ------------   --------------   -------------
          EUR             3/22/01           65,341        $   58,185       $   61,565        $ 3,380         $     --
          EUR             6/12/01          702,514           607,672          663,671         55,999               --
          GBP             1/26/01           26,941            39,666           40,306            640               --
          GBP             1/26/01          321,229           469,419          480,589         11,170               --
          GBP             1/26/01        2,753,467         4,025,403        4,119,442         94,039               --
          GBP             1/26/01          284,458           413,816          425,576         11,760               --
          GBP             1/26/01          151,198           219,605          226,206          6,601               --
          GBP             1/26/01          101,487           147,400          151,834          4,434               --
          GBP             1/26/01          100,051           142,072          149,685          7,613               --
          GBP             1/26/01          116,062           165,409          173,639          8,230               --
          GBP             1/26/01          204,132           295,300          305,401         10,101               --
          GBP             1/26/01          145,015           211,359          216,956          5,597               --
          GBP             1/26/01          256,517           374,096          383,773          9,677               --
          GBP             1/26/01           15,343            22,238           22,955            717               --
          GBP             1/26/01          135,875           200,398          203,282          2,884               --
          GBP             1/26/01          132,450           195,695          198,157          2,462               --
          HUF            10/15/01      233,100,000           745,586          793,071         47,485               --
          ILS             2/15/01        2,775,000           676,170          684,391          8,221               --
          ILS             2/28/01        1,915,000           469,823          472,024          2,201               --
          ILS              3/9/01        4,870,670         1,190,000        1,200,027         10,027               --
          ILS             3/28/01        2,443,190           590,000          601,401         11,401               --
          ILS             4/10/01          340,000            82,685           83,641            956               --
          ILS             6/20/01        4,082,000           992,584        1,000,588          8,004               --
          ILS             6/21/01        6,446,400         1,569,536        1,580,077         10,541               --
          INR             1/10/01       47,291,450         1,003,000        1,008,069          5,069               --
          INR              2/6/01       51,156,700         1,070,000        1,086,686         16,686               --
          INR             2/12/01       30,937,400           652,000          656,387          4,387               --
          INR             2/12/01          764,000            16,000           16,209            209               --
          INR             2/14/01        8,455,000           178,000          179,314          1,314               --
          INR             3/20/01       92,508,000         1,950,000        1,947,447             --            2,553
          JPY             1/26/01        3,251,021            30,513           28,560             --            1,953
          JPY             1/26/01       15,474,030           144,942          135,941             --            9,001
          JPY             1/26/01        2,466,913            23,156           21,672             --            1,484
          JPY             1/26/01      140,401,542         1,316,557        1,233,439             --           83,118
          JPY             1/26/01       54,700,000           513,279          480,545             --           32,734
          JPY             1/26/01       28,016,225           262,693          246,125             --           16,568
          JPY             1/26/01      602,506,944         5,616,000        5,293,072             --          322,928
          JPY             1/26/01      104,486,760           975,600          917,925             --           57,675
          JPY             1/26/01        2,032,810            19,000           17,858             --            1,142
          JPY             1/26/01        3,016,794            28,529           26,503             --            2,026
          JPY             1/26/01        7,934,540            74,812           69,706             --            5,106
          JPY             1/26/01        5,123,079            48,404           45,007             --            3,397
          JPY             1/26/01       15,885,000           150,000          139,551             --           10,449
          JPY             1/26/01       28,823,350           269,000          253,215             --           15,785
          JPY             1/26/01       19,308,600           180,000          169,628             --           10,372
          JPY             1/26/01       69,539,202           657,905          610,907             --           46,998
          JPY             1/26/01       47,686,780           451,879          418,932             --           32,947
          JPY             1/26/01       44,963,914           412,521          395,012             --           17,509
          JPY             1/26/01        2,072,330            19,000           18,206             --              794

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)

       Forward                                              U.S. $ Cost        U.S. $
  Foreign Currency      Expiration         Foreign        on Origination       Current       Unrealized       Unrealized
 Purchase Contracts        Date           Currency             Date             Value       Appreciation     Depreciation
--------------------   ------------   ----------------   ----------------   ------------   --------------   -------------
          JPY             1/26/01          6,934,080        $   62,000       $   60,916       $     --         $ 1,084
          KES              1/8/01          3,970,000            50,011           50,683            672              --
          KES             3/12/01         41,079,429           510,000          516,454          6,454              --
          KES             3/22/01         41,662,104           528,000          522,353             --           5,647
          KRW              1/5/01        113,030,000           100,000           89,422             --          10,578
          KRW             2/20/01        751,080,000           660,000          594,037             --          65,963
          KRW             2/28/01        444,300,000           375,000          351,364             --          23,636
          KRW             3/20/01      1,121,580,000           930,000          886,733             --          43,267
          MXN             1/24/01          9,700,000           910,713          999,845         89,132              --
          MXN             2/15/01          8,891,850           850,000          910,490         60,490              --
          MXN             4/16/01         20,997,535         2,050,000        2,112,641         62,641              --
          MXN             4/16/01          6,776,798           675,000          681,839          6,839              --
          MXN             6/22/01          1,445,303           143,135          142,647             --             488
          MXN            12/19/01         17,930,578         1,727,000        1,687,203             --          39,797
          MXN              2/4/02          7,153,500           600,000          664,558         64,558              --
          PEN             1/31/01          2,823,144           790,000          795,633          5,633              --
          PEN             2/13/01          3,607,000         1,012,491        1,014,057          1,566              --
          PEN             2/14/01          4,020,000         1,122,905        1,129,944          7,039              --
          PEN             6/27/01          5,640,915         1,550,000        1,537,243             --          12,757
          PHP              3/1/01         16,281,600           318,000          315,061             --           2,939
          PHP              4/3/01         39,600,000           660,000          753,360         93,360              --
          PLN             1/10/01          1,345,000           295,475          324,261         28,786              --
          PLN              3/2/01          8,360,000         1,819,171        1,979,452        160,281              --
          PLN              3/6/01          5,005,000         1,100,000        1,183,642         83,642              --
          PLN             3/12/01          5,062,558         1,105,000        1,195,098         90,098              --
          PLN             3/21/01          1,415,000           315,180          333,134         17,954              --
          PLN              6/7/01         10,725,262         2,281,000        2,463,845        182,845              --
          PLN             10/2/01         11,671,073         2,315,000        2,592,139        277,139              --
          PLN            11/16/01         12,351,436         2,404,500        2,709,246        304,746              --
          PLN            11/20/01          2,102,056           409,000          460,571         51,571              --
          SEK             1/16/01          2,200,752           228,235          233,590          5,355              --
          SKK             1/24/01         33,394,567           643,923          705,050         61,127              --
          SKK              3/9/01         44,650,000         1,000,784          941,104             --          59,680
          SKK             3/20/01         25,280,000           577,446          532,578             --          44,868
          SKK             3/20/01         35,630,000           813,953          750,624             --          63,329
          SKK             3/22/01         12,250,000           280,096          258,050             --          22,046
          SKK             5/22/01         12,403,000           244,009          260,562         16,553              --
          SKK              6/5/01          7,005,000           141,049          147,069          6,020              --
          SKK              6/8/01         42,920,000           865,410          900,992         35,582              --
          SKK             6/11/01         87,280,000         1,779,046        1,831,993         52,947              --
          SKK             6/14/01         50,497,024         1,017,265        1,059,800         42,535              --
          SKK             6/15/01         26,110,360           527,471          547,966         20,495              --
          SKK            12/21/01         27,287,040           548,373          567,163         18,790              --
          SKK            12/27/01         39,203,000           795,806          814,587         18,781              --
          TWD             1/19/01         21,025,500           642,000          631,364             --          10,636
          TWD             3/20/01          6,395,400           190,000          189,852             --             148
          UYU              1/8/01         12,152,956           966,000          965,478             --             522
          UYU              2/2/01          7,357,300           580,000          576,939             --           3,061
          UYU             2/14/01          9,103,431           711,000          709,991             --           1,009

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
62

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)

       Forward                                              U.S. $ Cost          U.S. $
  Foreign Currency      Expiration         Foreign        on Origination        Current         Unrealized       Unrealized
 Purchase Contracts        Date           Currency             Date              Value         Appreciation     Depreciation
--------------------   ------------   ----------------   ----------------   ---------------   --------------   -------------
           VEB             1/5/01        669,142,500       $    998,418      $    996,314       $       --      $    2,104
           VEB             1/8/01        577,700,000            824,697           822,685               --           2,012
           VEB            1/19/01      1,485,950,000          2,117,492         2,110,763               --           6,729
           VEB            1/22/01        695,888,000            992,000           987,816               --           4,184
           VEB            1/31/01        630,591,000            897,000           893,294               --           3,706
           VEB            2/22/01      1,107,714,000          1,569,000         1,561,488               --           7,512
                                                           ------------      ------------       ----------      ----------
Total Forward Foreign Currency Purchase Contracts          $150,000,158      $153,903,306       $5,147,596      $1,244,448
                                                           ============      ============       ----------      ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)

      Forward                                         U.S. $ Cost         U.S. $
 Foreign Currency     Expiration       Foreign      on Origination       Current        Unrealized       Unrealized
  Sale Contracts         Date         Currency           Date             Value        Appreciation     Depreciation
------------------   ------------   ------------   ----------------   -------------   --------------   -------------
         ARS            1/24/01          60,000       $    59,815      $    59,946        $    --       $      131
         ARS             2/5/01         380,000           378,373          379,166             --              793
         ARS            3/28/01       1,708,575         1,655,596        1,694,511             --           38,915
         AUD            1/25/01       5,465,104         2,963,179        3,041,303             --           78,124
         AUD            1/25/01         819,395           444,300          455,989             --           11,689
         BRL            5/31/01       3,072,825         1,575,000        1,522,256         52,744               --
         CAD            1/26/01         835,936           556,411          557,499             --            1,088
         CZK            6/12/01      24,411,160           607,672          651,094             --           43,422
         DKK            1/26/01      91,370,611        10,815,650       11,514,471             --          698,821
         EUR            1/24/01         761,607           643,923          715,981             --           72,058
         EUR            1/26/01         141,031           123,988          132,595             --            8,607
         EUR            1/26/01      13,265,150        11,645,873       12,471,678             --          825,805
         EUR            1/26/01      20,633,866        18,090,742       19,399,625             --        1,308,883
         EUR            1/26/01       6,834,724         5,998,905        6,425,896             --          426,991
         EUR            1/26/01          18,298            16,000           17,203             --            1,203
         EUR            1/26/01         355,304           310,180          334,051             --           23,871
         EUR            1/26/01         316,234           267,730          297,318             --           29,588
         EUR            1/26/01         500,991           421,664          471,024             --           49,360
         EUR            1/26/01         285,919           240,000          268,816             --           28,816
         EUR            1/26/01          65,267            55,078           61,363             --            6,285
         EUR            1/26/01          35,976            30,439           33,824             --            3,385
         EUR            1/26/01         215,250           186,811          202,374             --           15,563
         EUR            1/26/01         266,305           231,326          250,375             --           19,049
         EUR            1/26/01          79,519            68,521           74,762             --            6,241
         EUR            1/26/01          34,037            29,180           32,001             --            2,821
         EUR            1/26/01         155,830           132,549          146,509             --           13,960
         EUR            1/26/01          75,392            64,128           70,882             --            6,754
         EUR            1/26/01         318,267           271,565          299,230             --           27,665
         EUR            1/26/01           5,063             4,347            4,759             --              412
         EUR            1/26/01         128,314           112,044          120,639             --            8,595
         EUR            1/26/01          84,939            75,514           79,859             --            4,345
         EUR            1/26/01       3,419,528         3,043,072        3,214,984             --          171,912
         EUR            1/26/01       1,404,954         1,245,000        1,320,915             --           75,915
         EUR            1/26/01         171,328           152,825          161,080             --            8,255
         EUR            1/26/01         260,136           228,361          244,576             --           16,215
         EUR            1/26/01         236,305           207,781          222,171             --           14,390
         EUR            1/26/01             450               402              423             --               21
         EUR            1/26/01         262,005           235,000          246,333             --           11,333
         EUR            1/26/01         714,989           641,000          672,211             --           31,211
         EUR            1/26/01          51,204            45,642           48,141             --            2,499
         EUR            1/26/01         257,952           234,607          242,522             --            7,915
         EUR            1/26/01          49,192            44,681           46,250             --            1,569
         EUR            1/26/01         298,768           274,000          280,897             --            6,897
         EUR            1/26/01         233,965           218,072          219,970             --            1,898
         EUR            1/26/01          65,414            60,885           61,501             --              616
         EUR             2/5/01         368,231           344,505          346,357             --            1,852
         EUR             2/5/01         649,809           568,000          611,208             --           43,208
         EUR             2/7/01       1,036,638           917,632          975,134             --           57,502
         EUR             2/7/01         743,353           691,985          699,250             --            7,265

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
64

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONCLUDED)

      Forward                                           U.S. $ Cost          U.S. $
 Foreign Currency     Expiration        Foreign       on Origination        Current         Unrealized       Unrealized
  Sale Contracts         Date          Currency            Date              Value         Appreciation     Depreciation
------------------   ------------   --------------   ----------------   ---------------   --------------   -------------
         EUR            2/14/01          358,212       $    327,085      $    337,052       $       --      $    9,967
         EUR            2/15/01           20,894             20,990            19,660            1,330              --
         EUR            2/22/01           85,000             86,139            80,004            6,135              --
         EUR             3/9/01        1,019,444          1,000,785           960,069           40,716              --
         EUR            3/20/01          581,885            577,446           548,218           29,228              --
         EUR            3/20/01          820,212            813,953           772,755           41,198              --
         EUR            3/22/01          281,674            280,096           265,396           14,700              --
         EUR             6/5/01          159,950            141,049           151,072               --          10,023
         EUR             6/7/01        1,732,244          1,666,578         1,636,208           30,370              --
         EUR             6/8/01          973,684            865,410           919,732               --          54,322
         EUR            6/11/01        1,977,121          1,779,046         1,867,746               --          88,700
         EUR            6/12/01        2,079,950          2,043,286         1,964,948           78,338              --
         EUR            6/14/01        1,152,900          1,017,265         1,089,225               --          71,960
         EUR            6/15/01          595,339            527,471           562,476               --          35,005
         EUR            10/5/01          840,485            745,586           797,077               --          51,491
         EUR           12/21/01          608,000            548,373           577,787               --          29,414
         EUR           12/27/01          868,861            795,806           825,837               --          30,031
         GBP            1/26/01        6,047,065          8,840,326         9,046,971               --         206,645
         GBP            1/26/01           88,586            128,229           132,533               --           4,304
         GBP            1/26/01           54,251             78,531            81,165               --           2,634
         GBP            1/26/01          255,000            366,410           381,504               --          15,094
         GBP            1/26/01          101,697            146,037           152,148               --           6,111
         ILS            2/15/01        2,775,000            671,880           684,391               --          12,511
         ILS            2/28/01        1,264,545            306,000           311,695               --           5,695
         ILS             3/9/01        4,870,670          1,178,369         1,200,027               --          21,658
         JPY            1/26/01      866,974,647          8,132,055         7,616,442          515,613              --
         JPY            1/26/01      204,256,848          1,908,318         1,794,412          113,906              --
         JPY            1/26/01        4,139,850             39,000            36,369            2,631              --
         JPY            1/26/01       29,829,593            282,000           262,055           19,945              --
         JPY            1/26/01        3,158,595             29,700            27,749            1,951              --
         JPY            1/26/01      581,310,912          5,432,000         5,106,863          325,137              --
         JPY            1/26/01       69,902,366            657,905           614,098           43,807              --
         JPY            1/26/01        8,093,390             76,360            71,101            5,259              --
         JPY            1/26/01        4,697,653             43,042            41,269            1,773              --
         JPY            1/26/01        4,047,476             36,928            35,557            1,371              --
         JPY            1/26/01        8,293,360             75,504            72,858            2,646              --
         JPY            1/26/01        4,081,632             36,600            35,857              743              --
         JPY            1/26/01       10,936,800             98,000            96,081            1,919              --
         JPY            1/26/01        8,231,260             72,753            72,312              441              --
         MXN            1/24/01        9,700,000            939,467           999,845               --          60,378
         PEN            2/14/01        4,020,000          1,117,287         1,129,943               --          12,656
         PLN            1/10/01        1,345,000            286,903           324,261               --          37,358
         PLN             3/2/01        8,360,000          1,762,337         1,979,452               --         217,115
         PLN             3/6/01        1,572,970            322,000           371,995               --          49,995
         PLN             3/6/01        3,432,030            722,533           811,647               --          89,114
         PLN            3/12/01        4,761,075            995,000         1,123,928               --         128,928
         PLN            3/12/01          301,483             63,402            71,170               --           7,768
         PLN            3/21/01        1,415,000            296,695           333,134               --          36,439
         SEK            1/26/01        1,849,294            191,488           196,286               --           4,798
         SKK             3/9/01       44,650,000            891,725           941,104               --          49,379
         SKK            3/20/01       60,910,000          1,227,418         1,283,202               --          55,784
         SKK            3/22/01        2,894,100             58,185            60,965               --           2,780
                                                       ------------      ------------       ----------      ----------
Total Forward Foreign Currency Sale Contracts          $117,976,704      $122,276,573        1,331,901       5,631,770
                                                       ============      ============       ----------      ----------
Gross unrealized appreciation/depreciation from Forward Foreign Currency Contracts          $6,479,497      $6,876,218
                                                                                            ==========      ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
PORTFOLIO OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                        PRINCIPAL
                                                          AMOUNT
DESCRIPTION                                                (000)        VALUE
----------------------------------------                ----------  ------------
LAZARD MORTGAGE PORTFOLIO
MORTGAGE PASS-THROUGH
 SECURITIES--79.1%
 Federal Home Loan Mortgage Corp.:
  6.50%, TBA 01/01 .............................            $37        $ 36,515
  7.50%, TBA 01/01 .............................             42          42,643
                                                                       --------
TOTAL MORTGAGE PASS-THROUGH
 SECURITIES
  (Identified cost $79,116) ....................                         79,158
                                                                       --------
U.S. GOVERNMENT SECURITY--19.3%
 Federal Home Loan Mortgage Corp.,
  6.25%, 07/15/04
  (Identified cost $19,332) (f) ................             19          19,335
                                                                       --------
DISCOUNT NOTE--78.7%
 Federal Home Loan Mortgage Corp.,
  6.22%, 01/23/01
  (Identified cost $78,700) (f) ................             79          78,700
                                                                       --------
TOTAL INVESTMENTS
 (Identified cost $177,148) (b) ................          177.1%       $177,193
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS ..................................          (77.1)        (77,148)
                                                          -----        --------
NET ASSETS .....................................          100.0%       $100,045
                                                          =====        ========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
66

================================================================================
THE LAZARD FUNDS, INC.
NOTES TO PORTFOLIOS OF INVESTMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) is as follows:

                                                    AGGREGATE        AGGREGATE           NET
                                                      GROSS            GROSS          UNREALIZED
                                  AGGREGATE        UNREALIZED       UNREALIZED       APPRECIATION
PORTFOLIO                           COST          APPRECIATION     DEPRECIATION     (DEPRECIATION)
---------------------------   ----------------   --------------   --------------   ---------------
  Equity                       $  244,957,758     $ 40,040,248     $ 34,524,139     $   5,516,109
  Mid Cap                          19,924,329        3,193,579        1,105,466         2,088,113
  Small Cap                       723,501,155      164,663,087       86,416,644        78,246,443
  Global Equity                   114,512,147        9,347,500       13,833,920        (4,486,420)
  International Equity          3,087,826,860      407,297,663      290,616,313       116,681,350
  International Small Cap         342,884,624       49,058,118       32,527,554        16,530,564
  Emerging Markets                379,773,974       37,229,788       80,911,302       (43,681,514)
  Bond                             63,294,120        1,309,978        1,063,594           246,384
  High Yield                       90,007,848          228,441       14,936,899       (14,708,458)
  International Fixed-
   Income                          85,691,087        3,098,765        4,037,549          (938,784)
  Strategic Yield                 260,607,068        1,115,111       16,464,113       (15,349,002)
  Mortgage                            177,148               47                2                45


(c) At December 31, 2000, Small Cap Portfolio held the following security which was a private placement and therefore restricted as to resale, and valued at zero:

                                      ACQUISITION     ACQUISITION
SECURITY                                  DATE           COST
------------------------------------ -------------   ------------
  Interactive Light Holdings, Inc.,
   10.00%, 02/07/01                    1/25/99       $1,000,000


    Interactive Light Holdings, Inc. is valued as determined in good faith and in accordance with the procedures adopted by the Board of Directors. Small Cap Portfolio will bear any cost, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such security.

(d) Pursuant to Rule 144A of the Securities Act of 1933, these securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities amounted to $9,642,588, $3,726,518, $2,178,029, $14,175,366, $2,573,034 and
    $19,084,317, or 2.81%, 1.15%, 3.28%, 17.87%, 2.97% and 7.64% of the net
    assets of International Small Cap Portfolio, Emerging Markets Portfolio, Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio and Strategic Yield Portfolio, respectively.

(e) Variable rate security. Interest rate shown is the rate in effect at December 31, 2000.

(f) Segregated security for when-issued purchases and/or forward foreign currency contracts.

(g) Step-up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at December 31, 2000, which may step up at a future date.

(h) Principal amount denominated in respective country's currency unless otherwise noted.

(i) Structured Note.

(j) Interest-only security. The principal amount shown represents the face value of the underlying security.

(k) Issue in default.

(l) Bankrupt security valued at zero.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
NOTES TO PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

Abbreviations:

ADR--American Depositary Receipt
GDR--Global Depositary Receipt
LTN--Letras do Tesouro Nacional (Brazilian sovereign debt)
MSB--Monetary Stabilization Bond
TBA--To Be Announced

CURRENCY TERMS
------------------------------
ARS--Argentine Peso           INR--Indian Rupee
AUD--Australian Dollar        JPY--Japanese Yen
BRL--Brazilian Real           KES--Kenyan Shilling
CAD--Canadian Dollar          KRW--South Korean Won
CHF--Swiss Franc              MXN--Mexican Peso
CLP--Chilean Peso             NLG--Netherlands Guilder
CNY--Chinese Yuan Renminbi    PEN--Peruvian Nouveau Sol
COP--Colombian Peso           PHP--Philippine Peso
CRC--Costa Rican Colon        PLN--Polish Zloty
CZK--Czech Koruna             SAR--South African Rand
DEM--German Deutsche Mark     SEK--Swedish Krona
DKK--Danish Krone             SKK--Slovakian Koruna
EUR--Euro                     SVC--El Salvador Colon
FRF--French Franc             TWD--Taiwan Dollar
GBP--British Pound Sterling   USD--United States Dollar
HUF--Hungarian Forint         UYU--Uruguayan Peso
ILS--Israeli Shekel           VEB--Venezuelan Bolivar

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
68

================================================================================
THE LAZARD FUNDS, INC.
NOTES TO PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS BY INDUSTRY, FOR THOSE PORTFOLIOS PREVIOUSLY PRESENTED BY
COUNTRY:

                                                     LAZARD          LAZARD            LAZARD            LAZARD
                                                     GLOBAL      INTERNATIONAL     INTERNATIONAL        EMERGING
                                                     EQUITY          EQUITY          SMALL CAP           MARKETS
                                                   PORTFOLIO       PORTFOLIO         PORTFOLIO          PORTFOLIO
                                                  -----------   ---------------   ---------------   ----------------
INDUSTRY
Advertising ...................................         --%           --%           2.0%                 --%
Aerospace & Defense ...........................        2.0           1.2             --                  --
Apparel & Textiles ............................         --            --            2.4                  --
Automotive ....................................        2.3           2.6            1.3                  --
Banking & Financial Services ..................       19.7          24.6            8.4                16.7
Brewery .......................................        1.9           1.5             --                 4.7
Broadcasting ..................................         --            --            0.7                 1.6
Business Services & Supplies ..................        1.4            --           10.1                  --
Chemicals & Plastics ..........................        1.3           2.7            0.2                  --
Commercial Services ...........................        0.3           0.5             --                 0.5
Computer Software .............................        1.0            --            1.9                 3.3
Computers & Business Equipment ................        2.6            --            1.3                 0.9
Conglomerates .................................         --            --             --                 0.7
Construction Materials ........................        0.7           1.0             --                 1.1
Construction & Mining Equipment ...............         --            --            1.2                  --
Cosmetics & Toiletries ........................        1.2           1.5             --                  --
Distribution ..................................         --            --            0.4                  --
Diversified ...................................        3.7           1.2             --                  --
Drugs & Health Care ...........................       13.3           8.1            5.9                 1.0
Electrical Equipment ..........................         --            --             --                 2.3
Electronics ...................................        5.9           7.4            4.3                 1.9
Food & Beverages ..............................        5.8           3.4            5.8                 1.3
Forest Products ...............................        0.9           1.0             --                  --
Holding Company-Diversified ...................         --            --            2.1                  --
Hotels & Restaurants ..........................        1.4            --            1.5                  --
Household Products & Home Furnishings .........         --           1.2            6.8                 0.7
Industrial & Machinery ........................         --            --            4.2                  --
Insurance .....................................        5.5           7.8            5.4                 4.6
Leisure & Entertainment .......................         --            --            1.9                  --
Manufacturing .................................        0.6           3.4            0.6                  --
Medical Products ..............................         --            --            2.7                  --
Medical Supplies ..............................         --            --            1.1                  --
Metals & Mining ...............................        1.0           1.3             --                 3.3
Multimedia ....................................        2.1           1.1             --                  --
Oil & Gas .....................................        6.4           6.3             --                 4.8
Paper Products ................................         --            --             --                 0.6
Petrochemicals ................................         --            --             --                 1.9
Printing ......................................         --            --            1.0                  --
Publishing ....................................         --           2.4            4.7                  --
Repurchase Agreements .........................        2.5           4.3            7.3                 8.7
Retail ........................................        2.4           3.4           11.4                 3.9
Semiconductor & Components ....................        1.2            --             --                  --
Semiconductor Manufacturers ...................         --            --             --                 1.9
Services ......................................         --            --            3.9                  --
Steel .........................................         --            --            0.8                 4.1
Telecommunications ............................        9.2           9.2             --                25.0
Telephone .....................................         --            --             --                 2.9
Tobacco .......................................         --            --            3.3                 2.6
Utilities .....................................         4.3          4.7             --                 3.0
                                                      -----        -----          -----               -----
Total Investments .............................       100.6%       101.8%         104.6%              104.0%
                                                      =====        =====          =====               =====

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
NOTES TO PORTFOLIOS OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS BY ASSET TYPE, FOR THOSE PORTFOLIOS PREVIOUSLY PRESENTED BY
COUNTRY:

                                                        LAZARD         LAZARD
                                                    INTERNATIONAL     STRATEGIC
                                                     FIXED-INCOME       YIELD
                                                      PORTFOLIO       PORTFOLIO
                                                   ---------------   -----------
ASSET TYPE
Asset-Backed Securities ........................        1.5%            31.5%
Collateralized Mortgage Obligations ............         --              0.5
Corporate Bonds ................................       54.2             21.0
Discount Notes .................................        8.0             33.4
Foreign Government Obligations .................       26.4              5.4
Preferred Stocks ...............................         --              1.0
Structured Notes ...............................        1.1              5.1
U.S. Government and Agency Obligations .........        6.5              0.3
                                                       -----          -------
Total Investments ..............................       97.7%            98.2%
                                                       =====          =======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
70

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

================================================================================
THE LAZARD FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                                                                          LAZARD
                                                                          LAZARD         LAZARD           LAZARD          GLOBAL
                                                                          EQUITY        MID CAP         SMALL CAP         EQUITY
                                                                       PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                                  -----------------  --------------- --------------- --------------
ASSETS
Investments in securities, at value (cost $244,791,310,
 $19,570,328, $721,553,785, $114,170,788, $3,064,463,449,
 $342,648,346, $376,903,225, $63,157,323, $89,206,451,
 $85,301,125, $259,833,720, and $177,148, respectively) .........   $ 250,473,867    $  22,012,442    $801,747,598    $ 110,025,727
Cash ............................................................             528              689             772              865
Foreign currency (cost $0, $0, $0, $96,497, $3,186,278,
 $2,397,080, $83,475, $0,  $0, $745,420, $430,644, and
 $0, respectively)...............................................              --               --              --           97,868
Receivables for:
 Investments sold ...............................................       1,381,437          192,797       7,128,206               --
 Dividends and interest .........................................         347,348           26,906         471,120          108,760
 Capital stock sold .............................................         171,323           40,753         743,784              621
 Gross appreciation on foreign currency contracts ...............              --               --              --               --
Collateral for securities on loan, at value .....................              --               --              --        9,323,453
Due from Investment Manager .....................................              --               --              --               --
Deferred organizational and offering expenses ...................              --            8,884              --               --
                                                                    -------------    -------------    ------------    -------------
Total assets ....................................................     252,374,503       22,282,471     810,091,480      119,557,294
                                                                    -------------    -------------    ------------    -------------
LIABILITIES
Due to Custodian ................................................              --               --              --               --
Payables for:
 Investments purchased ..........................................       1,926,865          487,835       3,024,196          412,442
 Capital stock repurchased ......................................         554,143           14,496       8,610,158          171,905
 Dividends payable ..............................................              --               --              --               --
 Gross depreciation on foreign currency contracts ...............              --               --              --               --
Payable upon return of securities on loan .......................              --               --              --        9,323,453
Investment management fees payable ..............................         162,367           75,119         483,591          247,167
Accrued directors' fees payable .................................             990               79           2,631              346
Accrued distribution fees payable ...............................          12,330            1,480          13,506            1,111
Other accrued expenses and payables .............................          34,223           17,566          61,712           26,223
                                                                    -------------    -------------    ------------    -------------
Total liabilities ...............................................       2,690,918          596,575      12,195,794       10,182,647
                                                                    -------------    -------------    ------------    -------------
Net assets ......................................................     249,683,585       21,685,896     797,895,686      109,374,647
                                                                    =============    =============    ============    =============
NET ASSETS
Paid in capital .................................................     229,893,445       17,720,085     721,032,051      114,918,646
Undistributed (distributions in excess of)
 investment income--net .........................................              --               --         237,513          (27,330)
Unrealized appreciation (depreciation) on:
 Investments--net ...............................................       5,682,557        2,442,114      80,193,813       (4,145,061)
 Foreign currency--net                                                         --               --              --           (1,022)
Accumulated realized gain (loss)--net ...........................      14,107,583        1,523,697      (3,567,691)      (1,370,586)
                                                                    -------------    -------------    ------------    -------------
Net assets ......................................................   $ 249,683,585    $  21,685,896    $797,895,686    $ 109,374,647
                                                                    =============    =============    ============    =============
INSTITUTIONAL SHARES
Net assets ......................................................   $ 187,517,062    $  15,344,110    $730,179,029    $ 104,787,092
Shares of capital stock outstanding* ............................      11,217,212        1,350,976      40,414,908        8,445,174
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ........   $       16.72    $       11.36    $      18.07    $       12.41
OPEN SHARES
Net assets ......................................................   $  62,166,523    $   6,341,786    $ 67,716,657    $   4,587,555
Shares of capital stock outstanding* ............................       3,722,698          561,206       3,753,674          369,340
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ........   $       16.70    $       11.30    $      18.04    $       12.42

*$0.001 par value, 1,550,000,000 shares authorized for the Portfolios in total.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
72

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


     LAZARD            LAZARD           LAZARD                                            LAZARD          LAZARD
 INTERNATIONAL     INTERNATIONAL       EMERGING          LAZARD          LAZARD       INTERNATIONAL     STRATEGIC        LAZARD
     EQUITY          SMALL CAP         MARKETS            BOND         HIGH YIELD      FIXED-INCOME       YIELD         MORTGAGE
   PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------- ----------------- --------------   --------------- ---------------- --------------- --------------- --------------





$3,204,508,210     $ 359,415,188    $ 336,092,460    $  63,540,504   $   75,299,390   $  84,752,303   $ 245,258,066    $  177,193
           323               152              398               --               --          60,342             155        21,341


     3,201,092         2,397,080           83,593               --               --         754,318         435,964            --

            --         1,228,496               --        2,889,157               --         186,748         508,685            --
     6,308,801           555,275          812,019          860,920        2,491,758       1,470,627       2,452,426           782
    31,291,605           245,440          688,652        3,899,318        2,016,479         348,967       4,381,489            --
            --                --               --               --               --       2,411,745       6,479,497            --
            --        21,292,871       84,562,807               --               --              --              --            --
            --                --               --               --               --              --              --         2,712
            --                --               --               --            9,665              --              --         1,364
--------------     -------------    -------------    -------------   --------------   -------------   -------------    ----------
 3,245,310,031       385,134,502      422,239,929       71,189,899       79,817,292      89,985,050     259,516,282       203,392
--------------     -------------    -------------    -------------   --------------   -------------   -------------    ----------

            --                --               --          298,743          289,296              --              --            --

    46,312,897        16,463,567        8,312,317        4,468,026               --         955,304       1,600,250        99,230
    47,528,161         3,657,186        5,815,856               --               --          22,582             551            --
            --                --               --           33,998           20,843              --       1,038,649            36
            --                --               --               --               --       2,043,232       6,876,218            --
            --        21,292,871       84,562,807               --               --              --              --            --
     1,917,767           204,637          314,013           59,030          178,004         210,549         158,272            --
        10,599             1,142            1,170              219              329             284             928            --
        31,412               406            1,379            2,228            2,893           4,583           2,327            --
       349,695            57,597           82,642           23,243           22,084          29,474          44,281         4,081
--------------     -------------    -------------    -------------   --------------   -------------   -------------    ----------
    96,150,531        41,677,406       99,090,184        4,885,487          513,449       3,266,008       9,721,476       103,347
--------------     -------------    -------------    -------------   --------------   -------------   -------------    ----------
 3,149,159,500       343,457,096      323,149,745       66,304,412       79,303,843      86,719,042     249,794,806       100,045
==============     =============    =============    =============   ==============   =============   =============    ==========

 3,008,756,675       335,007,163      411,337,673       73,362,862      116,177,959      88,933,054     318,327,203        99,989

   (14,949,699)          (14,360)         437,094         (160,984)              --        (368,689)     (3,812,332)           11

   140,044,761        16,766,842      (40,810,765          383,181      (13,907,061)       (548,822)    (14,575,654)           45
      (400,331)          (73,623)         (10,701               --               --         380,458        (381,893)           --
    15,708,094        (8,228,926)     (47,803,556       (7,280,647)     (22,967,055)     (1,676,959)    (49,762,518)           --
--------------     -------------    -------------    -------------   --------------   -------------   -------------    ----------
$3,149,159,500     $ 343,457,096    $ 323,149,745    $  66,304,412   $   79,303,843   $  86,719,042   $ 249,794,806    $  100,045
==============     =============    =============    =============   ==============   =============   =============    ==========

$3,001,933,106     $ 341,807,775    $ 317,690,844    $  54,847,226   $   65,751,975   $  63,409,268   $ 240,161,770    $  100,045
   223,097,242        27,193,777       42,246,142        5,852,741       10,008,954       6,606,781      30,161,493        10,000
$        13.46     $       12.57    $        7.52    $        9.37   $         6.57   $        9.60   $        7.96    $    10.00

$  147,226,394     $   1,649,321    $   5,458,901    $  11,457,186   $   13,551,868   $  23,309,774   $   9,633,036    $       --
    10,976,004           131,623          724,435        1,222,954        2,061,919       2,444,698       1,209,528            --
$        13.41     $       12.53    $        7.54    $        9.37   $         6.57   $        9.53   $        7.96    $       --

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                                                                         LAZARD
                                                                        LAZARD          LAZARD          LAZARD           GLOBAL
                                                                        EQUITY          MID CAP       SMALL CAP          EQUITY
                                                                       PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO
                                                                   ---------------- -------------- --------------- -----------------

INVESTMENT INCOME
INCOME:
 Interest ........................................................  $     255,856    $    33,247    $  2,142,734    $      225,051
 Dividends .......................................................      5,631,624        320,063       9,650,214         1,390,476
                                                                    -------------   ------------    ------------   ---------------
Total investment income* .........................................      5,887,480        353,310      11,792,948         1,615,527
                                                                    -------------   ------------    ------------   ---------------
EXPENSES:
 Management fees .................................................      2,581,415        211,418       6,566,031           697,033
 Administration fees .............................................        113,848         50,641         220,106            63,592
 Distribution fees (Open Shares) .................................        226,792         19,659         163,695            15,067
 Custodian fees ..................................................        112,802         59,143         191,197           129,785
 Professional services ...........................................         40,777         32,869          53,745            34,197
 Registration fees ...............................................         29,876         20,814          37,126            20,792
 Shareholders' services ..........................................         68,319         50,771         103,616            48,193
 Directors' fees and expenses ....................................         16,146            845          41,646             3,914
 Shareholders' reports ...........................................         10,491          2,866          20,756             2,221
 Amortization of organizational and offering expenses ............             --          4,842              --               183
 Other ...........................................................         13,167          1,995          30,374             3,815
                                                                    -------------   ------------    ------------   ---------------
Total expenses before fees waived and expenses reimbursed ........      3,213,633        455,863       7,428,292         1,018,792
 Management fees waived and expenses reimbursed ..................             --       (136,299)             --           (24,866)
 Expense reductions ..............................................             --             --          (8,902)               --
                                                                    -------------   ------------    ------------   ---------------
Expenses--net ....................................................      3,213,633        319,564       7,419,390           993,926
                                                                    -------------   ------------    ------------   ---------------
INVESTMENT INCOME (LOSS)--NET ....................................      2,673,847         33,746       4,373,558           621,601
                                                                    -------------   ------------    ------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY--NET
 Realized gain (loss) on:
  Investments--net** .............................................     57,395,103      1,926,999      (2,188,363)        3,838,384
  Foreign currency--net ..........................................             --             --              --           (66,175)
 Change in net unrealized appreciation (depreciation) on:
  Investments--net ...............................................    (72,695,600)     3,016,366     123,418,898       (13,499,001)
  Foreign currency--net ..........................................             --             --              --               283
                                                                    -------------   ------------    ------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY--NET ...........................    (15,300,497)     4,943,365     121,230,535        (9,726,509)
                                                                    -------------   ------------    ------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .................................................  $ (12,626,650)   $ 4,977,111    $125,604,093    $   (9,104,908)
                                                                    =============   ============    ============   ===============
*Net of foreign withholding taxes of .............................  $       6,643    $        --    $         --    $      132,203
                                                                    =============   ============    ============   ===============
**Net of foreign capital gains taxes of ..........................  $          --    $        --    $         --    $           --
                                                                    =============   ============    ============   ===============


*** Portfolio commenced operations on December 29, 2000.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
74

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



    LAZARD            LAZARD            LAZARD                                           LAZARD          LAZARD
INTERNATIONAL     INTERNATIONAL        EMERGING         LAZARD          LAZARD       INTERNATIONAL      STRATEGIC         LAZARD
    EQUITY          SMALL CAP          MARKETS           BOND         HIGH YIELD      FIXED-INCOME        YIELD          MORTGAGE
  PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO***
--------------   --------------    --------------   --------------   -------------   -------------    --------------   -----------



$    6,709,734   $    1,145,736    $    1,578,981   $    5,820,322   $  11,373,066   $   3,707,061    $   22,494,624   $        41
    55,164,907        5,047,546         5,597,190               --         815,633             672           738,732            --
--------------   --------------    --------------   --------------   -------------   -------------    --------------   -----------
    61,874,641        6,193,282         7,176,171        5,820,322      12,188,699       3,707,733        23,233,356            41
--------------   --------------    --------------   --------------   -------------   -------------    --------------   -----------

    25,120,125        2,208,823         3,820,972          403,761         702,233         569,894         2,248,959             3
       479,973          103,922           121,434           61,154          63,731          60,201           104,980            --
       375,655            5,466            22,326           26,379          37,671          28,022            35,411            --
     3,216,474          432,684           766,486           99,352          81,907         167,752           288,686            --
       110,175           38,628            40,950           34,114          34,260          33,971            39,018         3,500
        56,153           27,923            27,195           24,713          22,972          24,717            28,639            --
       137,632           55,840            60,546           51,748          45,926          52,744            58,297         1,050
       160,290           13,490            17,868            3,350           3,995           3,119            13,959            --
        39,677            5,966             7,498            3,864             967             553             7,524            25
            --               --                --               --           4,842              --                --            11
       109,275            9,914            16,063            3,686           3,931           4,401            12,697           100
--------------   --------------    --------------   --------------   -------------   -------------    --------------   -----------
    29,805,429        2,902,656         4,901,338          712,121       1,002,435         945,374         2,838,170         4,689
            --          (18,438)          (17,500)         (17,519)       (249,229)        (87,985)               --        (4,684)
            --           (2,050)          (32,913)              --          (5,776)             --            (1,547)           --
--------------   --------------    --------------   --------------   -------------   -------------    --------------   -----------
    29,805,429        2,882,168         4,850,925          694,602         747,430         857,389         2,836,623             5
--------------   --------------    --------------   --------------   -------------   -------------    --------------   -----------
    32,069,212        3,311,114         2,325,246        5,125,720      11,441,269       2,850,344        20,396,733            36
--------------   --------------    --------------   --------------   -------------   -------------    --------------   -----------



   361,195,634       10,056,048         6,887,889       (2,622,044)    (15,237,238)     (3,262,012)      (29,292,054)           --
    (9,369,306)        (770,174)         (587,919)              --              --      (1,830,525)       18,200,453            --

  (756,737,934)     (24,534,929)     (134,772,317)       2,696,711     (11,917,431)     (1,817,176)         (142,351)           45
      (240,974)         (65,871)          (16,272)              --              --         615,939        (4,988,482)           --
--------------   --------------    --------------   --------------   -------------   -------------    --------------   -----------

  (405,152,580)     (15,314,926)     (128,488,619)          74,667     (27,154,669)     (6,293,774)      (16,222,434)           45
--------------   --------------    --------------   --------------   -------------   -------------    --------------   -----------

$ (373,083,368)  $  (12,003,812)   $ (126,163,373)  $    5,200,387   $ (15,713,400)  $  (3,443,430)   $    4,174,299   $        81
==============   ==============    ==============   ==============   =============   =============    ==============   ===========
$    8,734,880   $      722,171    $      598,757   $           --   $          --   $       7,221    $          370   $        --
==============   ==============    ==============   ==============   =============   =============    ==============   ===========
$           --   $           --    $      258,170   $           --   $          --   $       5,256    $       54,278   $        --
==============   ==============    ==============   ==============   =============   =============    ==============   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                         LAZARD EQUITY PORTFOLIO
                                                                                  --------------------------------------
                                                                                       YEAR ENDED         YEAR ENDED
                                                                                   DECEMBER 31, 2000   DECEMBER 31, 1999
                                                                                  ------------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Investment income (loss)--net ..................................................   $    2,673,847      $    5,713,817
 Realized gain (loss) on investments and foreign currency--net ..................       57,395,103          22,683,544
 Change in unrealized appreciation (depreciation)--net ..........................      (72,695,600)         (7,619,666)
                                                                                    --------------      --------------
Net increase (decrease) in net assets resulting from operations .................      (12,626,650)         20,777,695
                                                                                    --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From investment income--net
  Institutional Shares ..........................................................       (2,231,410)         (4,442,659)
  Open Shares ...................................................................         (534,416)         (1,298,892)
 From realized gains--net
  Institutional Shares ..........................................................      (34,523,152)        (22,408,104)
  Open Shares ...................................................................      (11,843,078)         (7,906,169)
 In excess of investment income--net
  Institutional Shares ..........................................................          (16,449)                 --
  Open Shares ...................................................................           (3,939)                 --
 In excess of realized gains--net
  Institutional Shares ..........................................................               --                  --
  Open Shares ...................................................................               --                  --
                                                                                    --------------      --------------
Net decrease in net assets resulting from distributions .........................      (49,152,444)        (36,055,824)
                                                                                    --------------      --------------
CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sales
  Institutional Shares ..........................................................       61,385,178         161,627,546
  Open Shares ...................................................................       27,266,542          84,343,406
 Net proceeds in connection with acquisition of Bantam Value Portfolio
  Institutional Shares ..........................................................               --                  --
  Open Shares ...................................................................               --                  --
 Net proceeds from reinvestment of distributions
  Institutional Shares ..........................................................       35,428,274          26,163,636
  Open Shares ...................................................................       12,240,399           9,119,227
 Cost of shares redeemed
  Institutional Shares ..........................................................     (240,500,025)       (158,758,835)
  Open Shares ...................................................................      (84,011,522)        (86,312,838)
                                                                                    --------------      --------------
Net increase (decrease) in net assets from capital stock transactions ...........     (188,191,154)         36,182,142
                                                                                    --------------      --------------
Total increase (decrease) in net assets .........................................     (249,970,248)         20,904,013
Net assets at beginning of year .................................................      499,653,833         478,749,820
                                                                                    --------------      --------------
Net assets at end of year* ......................................................   $  249,683,585      $  499,653,833
                                                                                    ==============      ==============
SHARES ISSUED AND REPURCHASED:
INSTITUTIONAL SHARES:
 Shares outstanding at beginning of year ........................................       17,915,506          16,605,093
                                                                                    --------------      --------------
 Shares sold ....................................................................        3,066,282           7,217,805
 Shares issued in connection with acquisition of Bantam Value Portfolio .........               --                  --
 Shares issued to shareholders from reinvestment of distributions ...............        2,103,844           1,227,452
 Shares repurchased .............................................................      (11,868,420)         (7,134,844)
                                                                                    --------------      --------------
 Net increase (decrease) ........................................................       (6,698,294)          1,310,413
                                                                                    --------------      --------------
 Shares outstanding at end of year ..............................................       11,217,212          17,915,506
                                                                                    ==============      ==============
OPEN SHARES:
 Shares outstanding at beginning of year ........................................        5,796,320           5,406,563
                                                                                    --------------      --------------
 Shares sold ....................................................................        1,349,595           3,792,337
 Shares issued in connection with acquisition of Bantam Value Portfolio .........               --                  --
 Shares issued to shareholders from reinvestment of distributions ...............          723,431             426,832
 Shares repurchased .............................................................       (4,146,648)         (3,829,412)
                                                                                    --------------      --------------
 Net increase (decrease) ........................................................       (2,073,622)            389,757
                                                                                    --------------      --------------
 Shares outstanding at end of year ..............................................        3,722,698           5,796,320
                                                                                    ==============      ==============
*Includes undistributed (distributions in excess of) investment income--net .....   $           --      $       91,979
                                                                                    ==============      ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
76

================================================================================



--------------------------------------------------------------------------------

       LAZARD MID CAP PORTFOLIO               LAZARD SMALL CAP PORTFOLIO            LAZARD GLOBAL EQUITY PORTFOLIO
--------------------------------------- --------------------------------------- --------------------------------------
     YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
 DECEMBER 31, 2000   DECEMBER 31, 1999   DECEMBER 31, 2000   DECEMBER 31, 1999   DECEMBER 31, 2000   DECEMBER 31, 1999
------------------- ------------------- ------------------- ------------------- ------------------- ------------------


  $       33,746      $        92,535     $   4,373,558      $      6,943,540     $       621,601    $        756,323
       1,926,999            3,443,959        (2,188,363)          104,474,693           3,772,209           2,892,793
       3,016,366           (2,411,437)      123,418,898          (133,084,218)        (13,498,718)          6,397,713
----------------      ---------------     --------------     ----------------     ---------------    ----------------
       4,977,111            1,125,057       125,604,093           (21,665,985)         (9,104,908)         10,046,829
----------------      ---------------     --------------     ----------------     ---------------    ----------------


         (33,230)             (85,319)      (10,388,013)           (6,644,255)           (575,574)           (720,338)
            (516)             (20,147)         (532,442)             (425,376)            (11,974)            (62,237)

      (2,769,172)            (374,199)      (38,162,495)          (51,857,819)         (3,980,195)         (2,116,975)
        (836,056)            (134,758)       (2,720,892)           (4,948,488)           (187,255)           (204,954)

         (12,330)              (1,176)               --                    --                  --            (146,012)
            (192)                (278)               --                    --                  --             (12,615)

              --                   --              (110)                   --          (1,364,417)                 --
              --                   --                  (8)                 --             (64,191)                 --
----------------      ---------------     ----------------   ----------------     ---------------    ----------------
      (3,651,496)            (615,877)      (51,803,960)          (63,875,938)         (6,183,606)         (3,263,131)
----------------      ---------------     ---------------    ----------------     ---------------    ----------------


       4,440,827            2,700,743       461,592,135           547,345,994          58,276,470         378,158,687
       3,970,363            8,445,908        89,818,313            74,792,124           1,044,736           2,661,134

              --                   --                --            26,354,774                  --                  --
              --                   --                --             3,571,473                  --                  --

       2,330,690              410,589        42,677,429            53,233,833           5,856,440           2,671,819
         705,002              144,681         3,220,070             5,313,688             211,837             234,521

     (19,643,155)         (31,356,602)     (748,772,609)       (1,050,552,721)         (8,488,632)       (341,154,104)
     (12,988,297)         (11,385,727)     (117,797,644)          (86,209,652)         (2,056,550)         (2,071,191)
----------------      ---------------     ---------------    ----------------     ---------------    ----------------
     (21,184,570)         (31,040,408)     (269,262,306)         (426,150,487)         54,844,301          40,500,866
----------------      ---------------     ---------------    ----------------     ---------------    ----------------
     (19,858,955)         (30,531,228)     (195,462,173)         (511,692,410)         39,555,787          47,284,564
      41,544,851           72,076,079       993,357,859         1,505,050,269          69,818,860          22,534,296
----------------      ---------------     ---------------    ----------------     ---------------    ----------------
  $   21,685,896      $    41,544,851     $ 797,895,686      $    993,357,859     $   109,374,647    $     69,818,860
================      ===============     ===============    ================     ===============    ================


       2,553,780            5,327,538        54,749,412            81,187,480           4,366,106           1,347,859
----------------      ---------------     ---------------    ----------------     ---------------    ----------------
         392,767              253,804        27,339,672            31,129,994           4,239,184          26,763,658
              --                   --                --             1,385,450                  --                  --
         229,218               39,427         2,550,600             3,315,054             478,921             189,315
      (1,824,789)          (3,066,989)      (44,224,776)          (62,268,566)           (639,037)        (23,934,726)
----------------      ---------------     ---------------    ----------------     ---------------    ----------------
      (1,202,804)          (2,773,758)      (14,334,504)          (26,438,068)          4,079,068           3,018,247
----------------      ---------------     ---------------    ----------------     ---------------    ----------------
       1,350,976            2,553,780        40,414,908            54,749,412           8,445,174           4,366,106
================      ===============     ===============    ================     ===============    ================

       1,306,121            1,564,634         5,233,657             5,391,454             430,069             366,528
----------------      ---------------     ---------------    ----------------     ---------------    ----------------
         372,166              810,630         5,305,280             4,303,821              75,852             188,541
              --                   --                --               188,462                  --                  --
          69,868               14,014           193,580               333,269              17,215              16,602
      (1,186,949)          (1,083,157)       (6,978,843)           (4,983,349)           (153,796)           (141,602)
----------------      ---------------     ---------------    ----------------     ---------------    ----------------
        (744,915)            (258,513)       (1,479,983)             (157,797)            (60,729)             63,541
----------------      ---------------     ---------------    ----------------     ---------------    ----------------
         561,206            1,306,121         3,753,674             5,233,657             369,340             430,069
================      ===============     ===============    ================     ===============    ================
  $           --      $            --     $     237,513      $      6,823,150     $       (27,330)   $        (11,483)
================      ===============     ===============    ================     ===============    ================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------

                                                                                  LAZARD INTERNATIONAL EQUITY PORTFOLIO
                                                                                  --------------------------------------
                                                                                       YEAR ENDED         YEAR ENDED
                                                                                   DECEMBER 31, 2000   DECEMBER 31, 1999
                                                                                  ------------------- ------------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Investment income (loss)--net ..................................................  $     32,069,212    $     67,316,342
 Realized gain (loss) on investments and foreign currency--net ..................       351,826,328         267,284,910
 Change in unrealized appreciation (depreciation)--net ..........................      (756,978,908)        405,129,866
                                                                                   ----------------    ----------------
Net increase (decrease) in net assets resulting from operations .................      (373,083,368)        739,731,118
                                                                                   ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From investment income--net
  Institutional Shares ..........................................................       (34,532,302)        (70,479,560)
   Open Shares ..................................................................        (1,430,879)         (2,472,196)
 From realized gains--net
  Institutional Shares ..........................................................      (352,683,226)       (191,266,859)
   Open Shares ..................................................................       (17,721,930)         (7,348,292)
 In excess of investment income--net
  Institutional Shares ..........................................................                --         (32,606,665)
   Open Shares ..................................................................                --          (1,143,737)
 In excess of realized gains--net
  Institutional Shares ..........................................................                --                  --
   Open Shares ..................................................................                --                  --
                                                                                   ----------------    ----------------
Net decrease in net assets resulting from distributions .........................      (406,368,337)       (305,317,309)
                                                                                   ----------------    ----------------
CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sales
   Institutional Shares .........................................................     2,499,587,908       1,567,830,033
   Open Shares ..................................................................       425,016,149         290,150,531
 Net proceeds from reinvestment of distributions
   Institutional Shares .........................................................       365,319,055         274,265,893
   Open Shares ..................................................................        16,449,785           9,632,374
 Cost of shares redeemed
   Institutional Shares .........................................................    (2,701,895,463)     (1,557,031,320)
   Open Shares ..................................................................      (398,090,043)       (223,629,942)
                                                                                   ----------------    ----------------
Net increase (decrease) in net assets from capital stock transactions ...........       206,387,391         361,217,569
                                                                                   ----------------    ----------------
Total increase (decrease) in net assets .........................................      (573,064,314)        795,631,378
Net assets at beginning of year .................................................     3,722,223,814       2,926,592,436
                                                                                   ----------------    ----------------
Net assets at end of year* ......................................................  $  3,149,159,500    $  3,722,223,814
                                                                                   ================    ================
SHARES ISSUED AND REPURCHASED:
INSTITUTIONAL SHARES:
 Shares outstanding at beginning of year ........................................       207,337,268         189,079,168
                                                                                   ----------------    ----------------
 Shares sold ....................................................................       161,834,339          97,266,494
 Shares issued to shareholders from reinvestment of distributions ...............        26,927,629          16,569,235
 Shares repurchased .............................................................      (173,001,994)        (95,577,629)
                                                                                   ----------------    ----------------
 Net increase (decrease) ........................................................        15,759,974          18,258,100
                                                                                   ----------------    ----------------
 Shares outstanding at end of year ..............................................       223,097,242         207,337,268
                                                                                   ================    ================
OPEN SHARES:
 Shares outstanding at beginning of year ........................................         7,994,053           3,106,682
                                                                                   ----------------    ----------------
 Shares sold ....................................................................        27,888,419          18,015,062
 Shares issued to shareholders from reinvestment of distributions ...............         1,217,140             582,110
 Shares repurchased .............................................................       (26,123,608)        (13,709,801)
                                                                                   ----------------    ----------------
 Net increase (decrease) ........................................................         2,981,951           4,887,371
                                                                                   ----------------    ----------------
 Shares outstanding at end of year ..............................................        10,976,004           7,994,053
                                                                                   ================    ================
*Includes undistributed (distributions in excess of) investment income--net .....  $    (14,949,699)   $    (48,028,440)
                                                                                   ================    ================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
78

================================================================================



--------------------------------------------------------------------------------

    LAZARD INTERNATIONAL SMALL CAP
               PORTFOLIO                   LAZARD EMERGING MARKETS PORTFOLIO            LAZARD BOND PORTFOLIO
--------------------------------------- --------------------------------------- --------------------------------------
     YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
 DECEMBER 31, 2000   DECEMBER 31, 1999   DECEMBER 31, 2000   DECEMBER 31, 1999   DECEMBER 31, 2000   DECEMBER 31, 1999
------------------- ------------------- ------------------- ------------------- ------------------- ------------------



  $     3,311,114     $    2,219,317      $    2,325,246      $    3,798,049      $    5,125,720     $    6,509,592
        9,285,874          1,257,458           6,299,970            (929,711)         (2,622,044)        (4,899,519)
      (24,600,800)        42,610,498        (134,788,589)        170,956,951           2,696,711         (2,234,468)
-----------------   ----------------      --------------      --------------    ----------------    ---------------
      (12,003,812)        46,087,273        (126,163,373)        173,825,289           5,200,387           (624,395)
-----------------   ----------------      --------------      --------------    ----------------    ---------------


       (2,695,984)        (1,852,846)           (821,557)         (4,349,612)         (4,464,115)        (5,357,536)
           (5,161)           (17,000)                 --             (79,945)           (645,952)          (671,175)

      (11,427,142)        (1,722,369)                 --                  --                  --                 --
          (62,848)           (22,299)                 --                  --                  --                 --


               --                 --                  --            (122,189)             (7,849)          (478,824)
               --                 --                  --              (2,246)             (1,136)           (59,985)

       (7,416,389)                --                  --                  --                  --                 --
          (40,790)                --                  --                  --                  --                 --
-----------------   ----------------      --------------      --------------    ----------------    ---------------
      (21,648,314)        (3,614,514)           (821,557)         (4,553,992)         (5,119,052)        (6,567,520)
-----------------   ----------------      --------------      --------------    ----------------    ---------------



      315,369,343         60,812,490         391,151,848         181,437,898          67,422,399        363,141,029
        9,859,578          1,056,862           1,805,250          14,452,309          19,635,208          5,171,755

       20,585,318          3,347,465             750,606           3,865,326           3,918,798          5,137,228
          106,983             34,262                  --              75,410             581,833            653,992

     (178,275,031)      (66,183,628)        (415,547,373)       (183,031,252)     (108,057,252)       (370,764,169)
      (10,662,003)       (1,840,507)          (3,794,685)        (16,525,857)      (20,439,987)         (8,608,945)
-----------------   ----------------      --------------      --------------    ----------------    ---------------
      156,984,188        (2,773,056)         (25,634,354)            273,834       (36,939,001)         (5,269,110)
-----------------   ----------------      --------------      --------------    ----------------    ---------------
      123,332,062        39,699,703         (152,619,284)        169,545,131       (36,857,666)        (12,461,025)
      220,125,034       180,425,331          475,769,029         306,223,898       103,162,078         115,623,103
-----------------   ----------------      --------------      --------------    ----------------    ---------------
  $   343,457,096    $  220,125,034       $  323,149,745      $  475,769,029    $   66,304,412      $  103,162,078
=================   ================      ==============      ==============    ================    ===============


       15,418,580        15,590,528           43,466,805          42,950,229         9,853,933          10,154,742
-----------------   ----------------      --------------      --------------    ----------------    ---------------
       22,800,776         5,033,426           42,815,951          23,270,856         7,296,990          38,115,392
        1,661,402           255,727               98,259             395,536           425,174             538,765
      (12,686,981)       (5,461,101)         (44,134,873)        (23,149,816)      (11,723,356)        (38,954,966)
-----------------   ----------------      --------------      --------------    ----------------    ---------------
       11,775,197          (171,948)          (1,220,663)            516,576        (4,001,192)           (300,809)
-----------------   ----------------      --------------      --------------    ----------------    ---------------
       27,193,777        15,418,580           42,246,142          43,466,805         5,852,741           9,853,933
=================   ================      ==============      ==============    ================    ===============

          173,602           232,449              977,024           1,176,048         1,248,705           1,540,500
-----------------   ----------------      --------------      --------------    ----------------    ---------------
          755,609            93,525              185,304           2,069,221         2,118,772             534,487
            8,621             2,602                   --               7,481            63,104              68,542
         (806,209)         (154,974)            (437,893)         (2,275,726)       (2,207,627)           (894,824)
-----------------   ----------------      --------------      --------------    ----------------    ---------------
          (41,979)          (58,847)            (252,589)           (199,024)          (25,751)           (291,795)
-----------------   ----------------      --------------      --------------    ----------------    ---------------
          131,623           173,602              724,435             977,024         1,222,954           1,248,705
=================   ================      ==============      ==============    ================    ===============
  $       (14,360)   $      146,077       $      437,094      $     (525,783)   $     (160,984)     $     (551,061)
=================   ================      ==============      ==============    ================    ===============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

--------------------------------------------------------------------------------

                                                                                                LAZARD HIGH YIELD PORTFOLIO
                                                                                           --------------------------------------
                                                                                                YEAR ENDED         YEAR ENDED
                                                                                            DECEMBER 31, 2000   DECEMBER 31, 1999
                                                                                           ------------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Investment income (loss)--net ...........................................................    $  11,441,269       $  7,841,589
 Realized gain (loss) on investments, cross currency swaps and foreign currency--net .....      (15,237,238)        (5,468,472)
 Change in unrealized appreciation (depreciation)--net ...................................      (11,917,431)          (843,969)
                                                                                              -------------       ------------
Net increase (decrease) in net assets resulting from operations ..........................      (15,713,400)         1,529,148
                                                                                              -------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From investment income--net
  Institutional Shares ...................................................................       (9,618,423)        (7,707,773)
    Open Shares ..........................................................................       (1,823,113)          (133,823)
 From realized gains--net
  Institutional Shares ...................................................................               --                 --
    Open Shares ..........................................................................               --                 --
 In excess of investment income--net
  Institutional Shares ...................................................................               --             (9,851)
    Open Shares ..........................................................................               --               (171)
 In excess of realized gains--net
  Institutional Shares ...................................................................               --                 --
    Open Shares ..........................................................................               --                 --
 From capital--net
  Institutional Shares ...................................................................               --                 --
   Open Shares ...........................................................................               --                 --
                                                                                              -------------       ------------
Net decrease in net assets resulting from distributions ..................................      (11,441,536)        (7,851,618)
                                                                                              -------------       ------------
CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sales
   Institutional Shares ..................................................................       25,318,514         45,382,021
   Open Shares ...........................................................................       18,463,169            999,125
 Net proceeds from reinvestment of distributions
   Institutional Shares ..................................................................        9,384,119          7,582,376
   Open Shares ...........................................................................        1,532,612            121,082
 Cost of shares redeemed
   Institutional Shares ..................................................................      (30,149,120)        (5,033,496)
   Open Shares ...........................................................................       (3,060,285)          (642,431)
                                                                                              -------------       ------------
Net increase (decrease) in net assets from capital stock transactions ....................       21,489,009         48,408,677
                                                                                              -------------       ------------
Total increase (decrease) in net assets ..................................................       (5,665,927)        42,086,207
Net assets at beginning of period ........................................................       84,969,770         42,883,563
                                                                                              -------------       ------------
Net assets at end of period* .............................................................    $  79,303,843       $ 84,969,770
                                                                                              =============       ============
SHARES ISSUED AND REPURCHASED:
INSTITUTIONAL SHARES:
 Shares outstanding at beginning of period ...............................................        9,535,605          4,453,235
                                                                                              -------------       ------------
 Shares sold .............................................................................        3,514,904          4,793,737
 Shares issued to shareholders from reinvestment of distributions ........................        1,219,224            833,182
 Shares repurchased ......................................................................       (4,260,779)          (544,549)
                                                                                              -------------       ------------
 Net increase (decrease) .................................................................          473,349          5,082,370
                                                                                              -------------       ------------
 Shares outstanding at end of period .....................................................       10,008,954          9,535,605
                                                                                              =============       ============
OPEN SHARES:
 Shares outstanding at beginning of period ...............................................          148,700            100,729
                                                                                              -------------       ------------
 Shares sold .............................................................................        2,162,719            108,247
 Shares issued to shareholders from reinvestment of distributions ........................          205,098             12,591
 Shares repurchased ......................................................................         (454,598)           (72,867)
                                                                                              -------------       ------------
 Net increase (decrease) .................................................................        1,913,219             47,971
                                                                                              -------------       ------------
 Shares outstanding at end of period .....................................................        2,061,919            148,700
                                                                                              =============       ============
*Includes undistributed (distributions in excess of) investment income--net ..............    $          --       $        267
                                                                                              =============       ============
** Portfolio commenced operations on December 29, 2000.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
80

================================================================================



--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO       LAZARD STRATEGIC YIELD PORTFOLIO         LAZARD MORTAGE PORTFOLIO**
-------------------------------------------   -----------------------------------------   ---------------------------
     YEAR ENDED             YEAR ENDED             YEAR ENDED            YEAR ENDED               PERIOD ENDED
 DECEMBER 31, 2000      DECEMBER 31, 1999      DECEMBER 31, 2000     DECEMBER 31, 1999         DECEMBER 31, 2000
-------------------   ---------------------   -------------------   -------------------   ---------------------------


  $    2,850,344          $     3,545,955       $   20,396,733        $   24,000,315         $         36
      (5,092,537)             (4,192,996)          (11,091,601)          (11,218,336)                  --
      (1,201,237)             (4,001,310)           (5,130,833)            4,041,759                   45
  --------------          --------------        --------------        --------------         ------------
      (3,443,430)             (4,648,351)            4,174,299            16,823,738                   81
  --------------          --------------        --------------        --------------         ------------


              --                      --           (24,763,188)          (22,570,103)                 (36)
              --                      --            (1,105,033)           (1,430,212)                  --


              --                (675,540)                   --                    --                   --
              --                 (34,819)                   --                    --                   --

              --                      --            (5,394,953)               (2,917)                  --
              --                      --              (240,745)                 (185)                  --

              --                    (146)                   --                    --                   --
              --                      (8)                   --                    --                   --

        (812,428)             (1,125,469)                   --                    --                   --
        (143,218)                (52,805)                   --                    --                   --
  --------------          --------------        --------------        --------------         ------------
        (955,646)             (1,888,787)          (31,503,919)          (24,003,417)                 (36)
  --------------          --------------        --------------        --------------         ------------


      10,333,776              27,539,426            72,949,621           191,948,304              100,000
      22,829,224               2,031,273            26,149,984           182,317,275                   --

         801,686               1,719,854            27,375,427            16,624,003                   --
         143,376                  83,838             1,089,388             1,205,221                   --

     (17,371,090)           (64,592,946)          (140,214,583)         (293,687,843)                  --
      (3,272,741)            (2,841,194)           (32,376,702)         (189,135,351)                  --
  --------------          --------------        --------------        --------------         ------------
      13,464,231            (36,059,749)           (45,026,865)          (90,728,391)             100,000
  --------------          --------------        --------------        --------------         ------------
       9,065,155            (42,596,887)           (72,356,485)          (97,908,070)             100,045
      77,653,887            120,250,774            322,151,291           420,059,361                   --
  --------------          --------------        --------------        --------------         ------------
  $   86,719,042         $    77,653,887        $  249,794,806        $  322,151,291         $    100,045
  ==============          ==============        ==============        ==============         ============


       7,252,221             10,782,322             34,670,734            44,107,303                   --
  --------------          --------------        --------------        --------------         ------------
       1,072,625              2,688,009              8,430,468            21,343,867               10,000
          84,099                170,799              3,278,451             1,863,022                   --
      (1,802,164)            (6,388,909)           (16,218,160)          (32,643,458)                  --
  --------------          --------------        --------------        --------------         ------------
        (645,440)            (3,530,101)            (4,509,241)           (9,436,569)              10,000
  --------------          --------------        --------------        --------------         ------------
       6,606,781              7,252,221             30,161,493            34,670,734               10,000
  ==============          ==============        ==============        ==============         ============

         372,893                444,293              1,816,497             2,489,504                   --
  --------------          --------------        --------------        --------------         ------------
       2,395,420                198,864              3,087,124            20,407,856                   --
          15,312                  8,366                129,992               135,127                   --
        (338,927)              (278,630)            (3,824,085)          (21,215,990)                  --
  --------------          --------------        --------------        --------------         ------------
       2,071,805                (71,400)              (606,969)             (673,007)                  --
  --------------          --------------        --------------        --------------         ------------
       2,444,698                372,893              1,209,528             1,816,497                   --
  ==============          ==============        ==============        ==============         ============
  $     (368,689)        $      (165,595)       $   (3,812,332)       $    6,042,917         $         11
  ==============          ==============        ==============        ==============         ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD EQUITY PORTFOLIO

                                                                                     YEAR ENDED
                                                     ---------------------------------------------------------------------------
                                                        12/31/00        12/31/99       12/31/98       12/31/97        12/31/96
INSTITUTIONAL SHARES                                 --------------   ------------   ------------   ------------   -------------
Net asset value, beginning of period .............     $  21.08         $ 21.75        $ 19.98        $ 19.24         $ 17.41
                                                       --------         -------        -------        -------         -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................         0.17            0.26           0.28           0.22            0.33
 Net realized and unrealized gain (loss) .........        (0.79)           0.66           3.10           4.54            3.06
                                                       --------         -------        -------        -------         -------
 Total from investment operations ................        (0.62)           0.92           3.38           4.76            3.39
                                                       --------         -------        -------        -------         -------
Less distributions from and in excess of:
 Net investment income ...........................        (0.23)          (0.26)         (0.26)         (0.22)          (0.33)
 Net realized gain ...............................        (3.51)          (1.33)         (1.35)         (3.80)          (1.23)
                                                       --------         -------        -------        -------         -------
 Total distributions .............................        (3.74)          (1.59)         (1.61)         (4.02)          (1.56)
                                                       --------         -------        -------        -------         -------
Net asset value, end of period ...................     $ 16.72          $ 21.08        $ 21.75        $ 19.98         $ 19.24
                                                       ========         =======        =======        =======         =======
TOTAL RETURN (a) .................................         (2.6)%           4.2%          17.3%          25.1%           19.9%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $187,517        $377,660       $361,126       $333,575        $278,605
Ratios to average net assets:
 Net expenses ....................................        0.86%           0.84%          0.85%          0.86%           0.89%
 Gross expenses ..................................        0.86%           0.84%          0.85%          0.87%           0.89%
 Net investment income ...........................        0.85%           1.14%          1.28%          1.00%           1.87%
Portfolio turnover rate ..........................          36%             62%            76%            78%             66%


                                                                     YEAR ENDED
                                                     -------------------------------------------    FOR THE PERIOD
                                                                                                      2/5/97* TO
                                                        12/31/00       12/31/99       12/31/98         12/31/97
OPEN SHARES                                          -------------   ------------   ------------   ---------------
Net asset value, beginning of period .............     $  21.05        $ 21.76        $ 19.99          $ 20.19
                                                       -------         -------        -------          -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................         0.12           0.20           0.20             0.13
 Net realized and unrealized gain (loss) .........        (0.79)          0.65           3.12             3.62
                                                       --------        -------        -------          -------
 Total from investment operations ................        (0.67)          0.85           3.32             3.75
                                                       --------        -------        -------          -------
Less distributions from and in excess of:
 Net investment income ...........................        (0.17)         (0.23)         (0.20)           (0.15)
 Net realized gain ...............................        (3.51)         (1.33)         (1.35)           (3.80)
                                                       --------        -------        -------          -------
 Total distributions .............................        (3.68)         (1.56)         (1.55)           (3.95)
                                                       --------        -------        -------          -------
Net asset value, end of period ...................     $ 16.70         $ 21.05        $ 21.76          $ 19.99
                                                       ========        =======        =======          =======
TOTAL RETURN (a) .................................       (2.9)%           3.9%          17.0%            18.9%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........      $62,167       $121,994       $117,624          $22,811
Ratios to average net assets:
 Net expenses (b) ................................        1.13%          1.10%          1.12%            1.22%
 Gross expenses (b) ..............................        1.13%          1.10%          1.12%            1.35%
 Net investment income (b) .......................        0.57%          0.89%          0.96%            0.60%
Portfolio turnover rate ..........................          36%            62%            76%              78%

SEE NOTES TO FINANCIAL HIGHLIGHTS.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
82

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD MID CAP PORTFOLIO

                                                                 YEAR ENDED                FOR THE PERIOD
                                                   --------------------------------------   11/4/97* TO
                                                     12/31/00     12/31/99     12/31/98       12/31/97
INSTITUTIONAL SHARES                               ------------ ------------ ------------ ---------------
Net asset value, beginning of period .............   $ 10.78      $ 10.46      $ 10.26        $ 10.00
                                                     -------      -------      -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................      0.02         0.02         0.05           0.02
 Net realized and unrealized gain (loss) .........      2.20         0.43         0.31           0.26
                                                     -------      -------      -------        -------
 Total from investment operations ................      2.22         0.45         0.36           0.28
                                                     -------      -------      -------        -------
Less distributions from and in excess of:
 Net investment income ...........................     (0.03)       (0.03)       (0.05)         (0.02)
 Net realized gain ...............................     (1.61)       (0.10)       (0.11)            --
                                                     -------      -------      -------        -------
 Total distributions .............................     (1.64)       (0.13)       (0.16)         (0.02)
                                                     -------      -------      -------        -------
Net asset value, end of period ...................   $ 11.36      $ 10.78      $ 10.46        $ 10.26
                                                     =======      =======      =======        =======
TOTAL RETURN (a) .................................     22.4%         4.4%         3.7%           2.8%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........   $15,344      $27,521      $55,731        $49,779
Ratios to average net assets:
 Net expenses (b) ................................     1.05%        1.05%        1.05%          1.05%
 Gross expenses (b) ..............................     1.50%        1.17%        1.23%          1.44%
 Net investment income (b) .......................     0.20%        0.23%        0.48%          1.02%
Portfolio turnover rate ..........................      152%         113%          86%             1%

                                                                 YEAR ENDED                FOR THE PERIOD
                                                   --------------------------------------   11/4/97* TO
                                                     12/31/00     12/31/99     12/31/98       12/31/97
OPEN SHARES                                        ------------ ------------ ------------ ---------------
Net asset value, beginning of period .............   $ 10.74      $ 10.45      $ 10.26        $ 10.00
                                                     -------      -------      -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................     (0.01)       (0.01)        0.02           0.01
 Net realized and unrealized gain (loss) .........      2.18         0.42         0.32           0.26
                                                     -------      -------      -------        -------
 Total from investment operations ................      2.17         0.41         0.34           0.27
                                                     -------      -------      -------        -------
Less distributions from and in excess of:
 Net investment income ...........................        --        (0.02)       (0.04)         (0.01)
 Net realized gain ...............................     (1.61)       (0.10)       (0.11)            --
                                                     -------      -------      -------        -------
 Total distributions .............................     (1.61)       (0.12)       (0.15)         (0.01)
                                                     -------      -------      -------        -------
Net asset value, end of period ...................   $ 11.30      $ 10.74      $ 10.45        $ 10.26
                                                     =======      =======      =======        =======
TOTAL RETURN (a) .................................     22.0%         4.0%         3.4%           2.7%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........   $ 6,342      $14,024      $16,345        $ 1,806
Ratios to average net assets:
 Net expenses (b) ................................     1.35%        1.35%        1.35%          1.35%
 Gross expenses (b) ..............................     1.91%        1.55%        1.66%          4.97%
 Net investment income (loss) (b) ................   (0.09)%      (0.08)%        0.29%          0.72%
Portfolio turnover rate ..........................      152%         113%          86%             1%

SEE NOTES TO FINANCIAL HIGHLIGHTS.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD SMALL CAP PORTFOLIO

                                                                                   YEAR ENDED
                                                   ---------------------------------------------------------------------------
                                                     12/31/00       12/31/99         12/31/98        12/31/97       12/31/96
INSTITUTIONAL SHARES                               ------------ ---------------- --------------- --------------- -------------
Net asset value, beginning of period .............   $ 16.57       $  17.39         $   20.02       $   18.44       $ 15.95
                                                     -------       --------         ---------       ---------       -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................      0.09           0.10              0.08            0.07          0.11
 Net realized and unrealized gain (loss) .........      2.45           0.17 (d)         (2.60)           4.92          3.68
                                                     -------       --------         ---------       ---------       -------
 Total from investment operations ................      2.54           0.27             (2.52)           4.99          3.79
                                                     -------       --------         ---------       ---------       -------
Less distributions from and in excess of:
 Net investment income ...........................     (0.23)         (0.11)            (0.01)          (0.06)        (0.11)
 Net realized gain ...............................     (0.81)         (0.98)            (0.10)          (3.35)        (1.19)
                                                     -------       --------         ---------       ---------       -------
 Total distributions .............................     (1.04)         (1.09)            (0.11)          (3.41)        (1.30)
                                                     -------       --------         ---------       ---------       -------
Net asset value, end of period ...................   $ 18.07       $  16.57         $   17.39       $   20.02       $ 18.44
                                                     =======       ========         =========       =========       =======
TOTAL RETURN (a) .................................     15.9%           1.8%            (12.6)%          28.1%         23.9%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........  $730,179       $906,945         $1,411,503     $1,445,075      $981,405
Ratios to average net assets:
 Net expenses ....................................     0.83%          0.81%              0.81%          0.82%         0.84%
 Gross expenses ..................................     0.83%          0.81%              0.81%          0.82%         0.84%
 Net investment income ...........................     0.52%          0.60%              0.50%          0.35%         0.60%
Portfolio turnover rate ..........................       67%            50%                46%            56%           51%



                                                                       YEAR ENDED                      FOR THE PERIOD
                                                     ----------------------------------------------     1/30/97* TO
                                                       12/31/00         12/31/99         12/31/98         12/31/97
OPEN SHARES                                          ------------   ----------------   ------------   ---------------
Net asset value, beginning of period .............     $ 16.51         $  17.35          $ 20.02          $ 18.75
                                                       -------         --------          -------          -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.04             0.06             0.03             0.01
 Net realized and unrealized gain (loss) .........        2.45             0.16 (d)        (2.60)            4.61
                                                       -------         --------          -------          -------
 Total from investment operations ................        2.49             0.22            (2.57)            4.62
                                                       -------         --------          -------          -------
Less distributions from and in excess of:
 Net investment income ...........................       (0.15)           (0.08)              --               --
 Net realized gain ...............................       (0.81)           (0.98)           (0.10)           (3.35)
                                                       -------         --------          -------          -------
 Total distributions .............................       (0.96)           (1.06)           (0.10)           (3.35)
                                                       -------         --------          -------          -------
Net asset value, end of period ...................     $ 18.04         $  16.51          $ 17.35          $ 20.02
                                                       =======         ========          =======          =======
TOTAL RETURN (a) .................................       15.6%             1.5%          (12.9)%            25.6%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $67,717         $ 86,413          $93,547          $46,097
Ratios to average net assets:
 Net expenses (b) ................................       1.12%            1.09%            1.09%            1.14%
 Gross expenses (b) ..............................       1.12%            1.09%            1.09%            1.23%
 Net investment income (b) .......................       0.24%            0.33%            0.21%            0.12%
Portfolio turnover rate ..........................         67%              50%              46%              56%

SEE NOTES TO FINANCIAL HIGHLIGHTS.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
84

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD GLOBAL EQUITY PORTFOLIO

                                                                        YEAR ENDED                        FOR THE PERIOD
                                                   -----------------------------------------------------    1/4/96* TO
                                                      12/31/00      12/31/99     12/31/98     12/31/97       12/31/96
INSTITUTIONAL SHARES                               -------------- ------------ ------------ ------------ ---------------
Net asset value, beginning of period .............   $ 14.56        $ 13.14      $ 11.91     $ 11.48        $ 10.00
                                                     --------       -------      -------      -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................      0.09           0.19        0.10         0.14           0.09
 Net realized and unrealized gain (loss) .........     (1.49)          1.95        1.90         1.58           1.49
                                                     --------       -------      -------      -------        -------
 Total from investment operations ................     (1.40)          2.14        2.00         1.72           1.58
                                                     --------       -------      -------      -------        -------
Less distributions from and in excess of:
 Net investment income ...........................     (0.07)        (0.21)       (0.08)       (0.15)         (0.10)
 Net realized gain ...............................     (0.68)        (0.51)       (0.69)       (1.14)            --
                                                     --------       -------      -------      -------        -------
 Total distributions .............................     (0.75)        (0.72)       (0.77)       (1.29)         (0.10)
                                                     --------       -------      -------      -------        -------
Net asset value, end of period ...................   $ 12.41       $ 14.56      $ 13.14      $ 11.91        $ 11.48
                                                     ========       =======      =======      =======        =======
TOTAL RETURN (a) .................................      (9.5)%        16.4%        17.1%        15.3%          15.8%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........    $104,787      $63,557      $17,710      $10,359        $ 9,784
Ratios to average net assets:
 Net expenses (b) ................................      1.05%          1.05%        1.05%        1.05%          1.05%
 Gross expenses (b) ..............................      1.06%          1.21%        2.18%        2.55%          5.06%
 Net investment income (b) .......................      0.69%          1.35%        1.07%        1.02%          1.70%
Portfolio turnover rate ..........................         47%           43%          48%          64%            74%


                                                                     YEAR ENDED                     FOR THE PERIOD
                                                     -------------------------------------------     1/30/97* TO
                                                        12/31/00       12/31/99       12/31/98         12/31/97
OPEN SHARES                                          -------------   ------------   ------------   ---------------
Net asset value, beginning of period .............    $   14.56        $   13.16        $   11.92      $   11.31
                                                      ---------        ---------        ---------      ---------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................         0.06             0.13             0.09           0.08
 Net realized and unrealized gain (loss) .........        (1.49)            1.97             1.88           1.78
                                                      ---------        ---------        ---------      ---------
 Total from investment operations ................        (1.43)            2.10             1.97           1.86
                                                      ---------        ---------        ---------      ---------
Less distributions from and in excess of:
 Net investment income ...........................        (0.03)           (0.19)           (0.04)         (0.11)
 Net realized gain ...............................        (0.68)           (0.51)           (0.69)         (1.14)
                                                      ---------        ---------        ---------      ---------
 Total distributions .............................        (0.71)           (0.70)           (0.73)         (1.25)
                                                      ---------        ---------        ---------      ---------
Net asset value, end of period ...................    $   12.42        $   14.56        $   13.16      $   11.92
                                                      =========        =========        =========      =========
TOTAL RETURN (a) .................................         (9.7)%           16.1%            16.8%          16.7%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........    $   4,588        $   6,262        $   4,824      $   2,290
Ratios to average net assets:
 Net expenses (b) ................................         1.35%            1.35%            1.35%          1.35%
 Gross expenses (b) ..............................         1.66%            1.80%            2.85%          4.23%
 Net investment income (b) .......................         0.42%            0.95%            0.77%          0.67%
Portfolio turnover rate ..........................           47%              43%              48%            64%

SEE NOTES TO FINANCIAL HIGHLIGHTS




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL EQUITY PORTFOLIO

                                                             YEAR ENDED                              YEAR ENDED
                                                   ------------------------------- -----------------------------------------------
                                                       12/31/00        12/31/99        12/31/98        12/31/97        12/31/96
INSTITUTIONAL SHARES                               --------------- --------------- --------------- --------------- ---------------
Net asset value, beginning of period .............   $    17.29      $    15.23      $    13.97      $    13.62      $    12.50
                                                     ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................         0.15            0.34            0.18            0.22            0.17
 Net realized and unrealized gain (loss) .........        (2.01)           3.25            2.03            1.40            1.76
                                                     ----------      ----------      ----------      ----------      ----------
 Total from investment operations ................        (1.86)           3.59            2.21            1.62            1.93
                                                     ----------      ----------      ----------      ----------      ----------
Less distributions from and in excess of:
 Net investment income ...........................        (0.17)          (0.54)          (0.14)          (0.34)          (0.19)
 Net realized gain ...............................        (1.80)          (0.99)          (0.81)          (0.93)          (0.62)
                                                     ----------      ----------      ----------      ----------      ----------
 Total distributions .............................        (1.97)          (1.53)          (0.95)          (1.27)          (0.81)
                                                     ----------      ----------      ----------      ----------      ----------
Net asset value, end of period ...................   $    13.46      $    17.29      $    15.23      $    13.97      $    13.62
                                                     ==========      ==========      ==========      ==========      ==========
TOTAL RETURN (a) .................................        (10.6)%           24.1%          16.0%           11.8%           15.6%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........   $3,001,933       $3,584,093     $2,879,289      $2,099,724      $1,816,173
Ratios to average net assets:
 Net expenses ....................................         0.88%            0.88%          0.90%           0.89%           0.91%
 Gross expenses ..................................         0.88%            0.88%          0.90%           0.89%           0.91%
 Net investment income ...........................         0.97%            2.09%          1.37%           1.18%           1.93%
Portfolio turnover rate ..........................           51%              35%            41%             37%             39%

                                                                     YEAR ENDED                    FOR THE PERIOD
                                                     ------------------------------------------     1/23/97* TO
                                                       12/31/00       12/31/99       12/31/98         12/31/97
OPEN SHARES                                          ------------   ------------   ------------   ---------------
Net asset value, beginning of period .............     $  17.28      $  15.23        $  13.95        $  13.29
                                                       --------       --------        --------        --------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................         0.10          0.31            0.18            0.16
 Net realized and unrealized gain (loss) .........        (2.02)         3.22            2.00            1.71
                                                       --------       --------        --------        --------
 Total from investment operations ................        (1.92)         3.53            2.18            1.87
                                                       --------       --------        --------        --------
Less distributions from and in excess of:
 Net investment income ...........................        (0.15)        (0.49)          (0.09)          (0.28)
 Net realized gain ...............................        (1.80)        (0.99)          (0.81)          (0.93)
                                                       --------       --------        --------        --------
 Total distributions .............................        (1.95)        (1.48)          (0.90)          (1.21)
                                                       --------       --------        --------        --------
Net asset value, end of period ...................     $  13.41      $  17.28        $  15.23        $  13.95
                                                       ========       ========        ========        ========
TOTAL RETURN (a) .................................        (11.0)%        23.7%           15.8%           14.1%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $147,226      $138,131        $ 47,303        $ 10,794
Ratios to average net assets:
 Net expenses (b) ................................         1.15%         1.16%           1.24%           1.25%
 Gross expenses (b) ..............................         1.15%         1.16%           1.24%           1.61%
 Net investment income (b) .......................         0.66%         1.87%           1.02%           0.37%
Portfolio turnover rate ..........................           51%           35%             41%             37%

SEE NOTES TO FINANCIAL HIGHLIGHTS


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
86

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

                                                                                     YEAR ENDED
                                                     ---------------------------------------------------------------------------
                                                        12/31/00        12/31/99       12/31/98       12/31/97        12/31/96
INSTITUTIONAL SHARES                                 --------------   ------------   ------------   ------------   -------------
Net asset value, beginning of period .............      $  14.12        $  11.40       $  11.69       $  11.93        $  10.52
                                                        --------        --------       --------       --------        --------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................          0.16            0.14           0.05           0.07            0.08
 Net realized and unrealized gain (loss) .........         (0.81)           2.81           0.83          (0.03)           1.55
                                                        --------        --------       --------       --------        --------
 Total from investment operations ................         (0.65)           2.95           0.88           0.04            1.63
                                                        --------        --------       --------       --------        --------
Less distributions from and in excess of:
 Net investment income ...........................         (0.11)          (0.12)         (0.05)         (0.07)          (0.08)
 Net realized gain ...............................         (0.79)          (0.11)         (1.12)         (0.21)          (0.14)
                                                        --------        --------       --------       --------        --------
 Total distributions .............................         (0.90)          (0.23)         (1.17)         (0.28)          (0.22)
                                                        --------        --------       --------       --------        --------
Net asset value, end of period ...................      $  12.57        $  14.12       $  11.40       $  11.69        $  11.93
                                                        ========        ========       ========       ========        ========
TOTAL RETURN (a) .................................         (4.4)%           26.1%           7.6%           0.3%           15.6%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........      $341,808        $217,684       $177,779       $141,695        $126,973
Ratios to average net assets:
 Net expenses ....................................          0.98%           1.01%          1.04%          1.09%           1.12%
 Gross expenses ..................................          0.98%           1.01%          1.04%          1.09%           1.12%
 Net investment income ...........................          1.13%           1.17%          0.81%          0.73%           1.67%
Portfolio turnover rate ..........................            43%             50%            56%            63%            101%


                                                                     YEAR ENDED                     FOR THE PERIOD
                                                     -------------------------------------------     2/13/97* TO
                                                        12/31/00       12/31/99       12/31/98         12/31/97
OPEN SHARES                                          -------------   ------------   ------------   ---------------
Net asset value, beginning of period .............      $ 14.06        $ 11.38        $ 11.69          $ 12.32
                                                        -------        -------        -------          -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................         0.10           0.09           0.01             0.02
 Net realized and unrealized gain (loss) .........        (0.80)          2.80           0.83            (0.42)
                                                        -------        -------        -------          -------
 Total from investment operations ................        (0.70)          2.89           0.84            (0.40)
                                                        -------        -------        -------          -------
Less distributions from and in excess of:
 Net investment income ...........................        (0.04)         (0.10)         (0.03)           (0.02)
 Net realized gain ...............................        (0.79)         (0.11)         (1.12)           (0.21)
                                                        -------        -------        -------          -------
 Total distributions .............................        (0.83)         (0.21)         (1.15)           (0.23)
                                                        -------        -------        -------          -------
Net asset value, end of period ...................      $ 12.53        $ 14.06        $ 11.38          $ 11.69
                                                        =======        =======        =======          =======
TOTAL RETURN (a) .................................        (4.9)%         25.6%           7.2%           (3.2)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........      $ 1,649        $ 2,441        $ 2,646          $ 1,873
Ratios to average net assets:
 Net expenses (b) ................................         1.43%          1.43%          1.43%            1.43%
 Gross expenses (b) ..............................         2.27%          2.12%          1.93%            3.39%
 Net investment income (b) .......................         0.68%          0.77%          0.43%            0.34%
Portfolio turnover rate ..........................           43%            50%            56%              63%

SEE NOTES TO FINANCIAL HIGHLIGHTS

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD EMERGING MARKETS PORTFOLIO

                                                                                     YEAR ENDED
                                                     --------------------------------------------------------------------------
                                                       12/31/00       12/31/99       12/31/98        12/31/97        12/31/96
INSTITUTIONAL SHARES                                 ------------   ------------   ------------   --------------   ------------
Net asset value, beginning of period .............     $  10.70       $   6.94       $   9.20        $  11.21        $   9.24
                                                       --------       --------       --------        --------        --------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................         0.06           0.09           0.10            0.10            0.07
 Net realized and unrealized gain (loss) .........        (3.22)          3.77          (2.26)          (1.18)           2.11
                                                       --------       --------       --------        --------        --------
 Total from investment operations ................        (3.16)          3.86          (2.16)          (1.08)           2.18
                                                       --------       --------       --------        --------        --------
Less distributions from and in excess of:
 Net investment income ...........................        (0.02)         (0.10)         (0.10)          (0.09)          (0.08)
 Net realized gain ...............................           --             --             --           (0.84)          (0.13)
                                                       --------       --------       --------        --------        --------
 Total distributions .............................        (0.02)         (0.10)         (0.10)          (0.93)          (0.21)
                                                       --------       --------       --------        --------        --------
Net asset value, end of period ...................     $   7.52       $  10.70       $   6.94        $   9.20        $  11.21
                                                       ========       ========       ========        ========        ========
TOTAL RETURN (a) .................................       (29.5)%         55.8%        (23.5)%          (9.8)%           23.6%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $317,691       $465,278       $298,033        $236,340        $145,328
Ratios to average net assets:
 Net expenses ....................................        1.26%          1.24%          1.28%           1.32%           1.38%
 Gross expenses ..................................        1.27%          1.25%          1.29%           1.33%           1.48%
 Net investment income ...........................        0.62%          1.05%          1.84%           1.26%           1.40%
Portfolio turnover rate ..........................          72%            46%            36%             40%             51%


                                                                     YEAR ENDED                    FOR THE PERIOD
                                                     ------------------------------------------      1/8/97* TO
                                                       12/31/00       12/31/99       12/31/98         12/31/97
OPEN SHARES                                          ------------   ------------   ------------   ---------------
Net asset value, beginning of period .............     $ 10.74        $  6.97        $  9.20          $ 11.45
                                                       -------        -------        -------          -------
Income (loss) from Investment operations:
 Net investment income (loss) (c) ................        0.03           0.06           0.11             0.07
 Net realized and unrealized gain (loss) .........       (3.23)          3.79          (2.26)           (1.42)
                                                       -------        -------        -------          -------
 Total from investment operations ................       (3.20)          3.85          (2.15)           (1.35)
                                                       -------        -------        -------          -------
Less distributions from and in excess of:
 Net investment income ...........................          --          (0.08)         (0.08)           (0.07)
 Net realized gain ...............................          --             --             --            (0.83)
                                                       -------        -------        -------          -------
 Total distributions .............................          --          (0.08)         (0.08)           (0.90)
                                                       -------        -------        -------          -------
Net asset value, end of period ...................     $  7.54        $ 10.74        $  6.97          $  9.20
                                                       =======        =======        =======          =======
TOTAL RETURN (a) .................................      (29.8)%          55.3%        (23.3)%          (12.0)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $ 5,459        $10,491        $ 8,191          $ 7,769
Ratios to average net assets:
 Net expenses (b) ................................        1.60%          1.60%          1.60%            1.60%
 Gross expenses (b) ..............................        1.80%          1.75%          1.76%            1.93%
 Net investment income (b) .......................        0.30%          0.73%          1.54%            1.01%
Portfolio turnover rate ..........................          72%            46%            36%              40%



SEE NOTES TO FINANCIAL HIGHLIGHTS.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
88

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD BOND PORTFOLIO

                                                                                    YEAR ENDED
                                                     ------------------------------------------------------------------------
                                                       12/31/00        12/31/99       12/31/98       12/31/97       12/31/96
INSTITUTIONAL SHARES                                 ------------   -------------   ------------   ------------   -----------
Net asset value, beginning of period .............     $   9.29        $  9.89         $ 10.03        $  9.88        $ 10.10
                                                       --------        --------        -------        -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................         0.59           0.55            0.55           0.59           0.56
 Net realized and unrealized gain (loss) .........         0.08          (0.60)           0.01           0.23          (0.14)
                                                       --------        -------         -------        -------        -------
 Total from investment operations ................         0.67          (0.05)           0.56           0.82           0.42
                                                       --------        -------         -------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................        (0.59)         (0.55)          (0.55)         (0.60)         (0.57)
 Net realized gain ...............................          --             --            (0.15)         (0.07)         (0.07)
                                                       --------        -------         -------        -------        -------
 Total distributions .............................        (0.59)         (0.55)          (0.70)         (0.67)         (0.64)
                                                       --------        -------         -------        -------        -------
Net asset value, end of period ...................     $   9.37        $  9.29         $  9.89        $ 10.03        $  9.88
                                                       ========        =======         =======        =======        =======
TOTAL RETURN (a) .................................          7.5%         (0.5)%            5.8%           8.6%           4.4%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........      $54,847       $91,557         $100,397        $92,428        $69,906
Ratios to average net assets:
 Net expenses ....................................         0.82%          0.76%           0.78%          0.80%          0.80%
 Gross expenses ..................................         0.82%          0.76%           0.79%          0.81%          0.88%
 Net investment income ...........................         6.38%          5.74%           5.45%          5.81%          5.77%
Portfolio turnover rate ..........................          355%           549%            335%           447%           460%



                                                                     YEAR ENDED                     FOR THE PERIOD
                                                     -------------------------------------------      3/5/97* TO
                                                       12/31/00        12/31/99       12/31/98         12/31/97
OPEN SHARES                                          ------------   -------------   ------------   ---------------
Net asset value, beginning of period .............     $  9.29        $  9.88         $ 10.02          $  9.86
                                                       -------        -------         -------          -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.57           0.51            0.52             0.46
 Net realized and unrealized gain (loss) .........        0.08          (0.58)           0.01             0.24
                                                       -------        -------         -------          -------
 Total from investment operations ................        0.65          (0.07)           0.53             0.70
                                                       -------        -------         -------          -------
Less distributions from and in excess of:
 Net investment income ...........................       (0.57)         (0.52)          (0.52)           (0.47)
 Net realized gain ...............................          --             --           (0.15)           (0.07)
                                                       -------        -------         -------          -------
 Total distributions .............................       (0.57)         (0.52)          (0.67)           (0.54)
                                                       -------        -------         -------          -------
Net asset value, end of period ...................     $  9.37        $  9.29         $  9.88          $ 10.02
                                                       =======        =======         =======          =======
TOTAL RETURN (a) .................................         7.3%         (0.8)%            5.4%             7.2%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $11,457       $11,605          $15,226          $ 7,283
Ratios to average net assets:
 Net expenses (b) ................................        1.10%          1.10%           1.10%            1.10%
 Gross expenses (b) ..............................        1.27%          1.15%           1.21%            1.49%
 Net investment income (b) .......................        6.13%          5.37%           5.11%            5.46%
Portfolio turnover rate ..........................         355%           549%            335%             447%


SEE NOTES TO FINANCIAL HIGHLIGHTS.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD HIGH YIELD PORTFOLIO

                                                             YEAR ENDED             FOR THE PERIOD
                                                     ---------------------------      1/2/98* TO
                                                       12/31/00       12/31/99         12/31/98
INSTITUTIONAL SHARES                                 ------------   ------------   ---------------
Net asset value, beginning of period .............     $  8.77        $  9.42          $ 10.00
                                                       -------        -------          -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.96           0.92             0.88
 Net realized and unrealized gain (loss) .........       (2.20)         (0.65)           (0.57)
                                                       -------        -------          -------
 Total from investment operations ................       (1.24)          0.27             0.31
                                                       -------        -------          -------
Less distributions from and in excess of:
 Net investment income ...........................       (0.96)         (0.92)           (0.89)
 Net realized gain ...............................          --             --               --
                                                       -------        -------          -------
 Total distributions .............................       (0.96)         (0.92)           (0.89)
                                                       -------        -------          -------
Net asset value, end of period ...................     $  6.57        $  8.77          $  9.42
                                                       =======        =======          =======
TOTAL RETURN (a) .................................      (15.2)%           2.9%             2.9%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........    $65,752        $83,664          $41,935
Ratios to average net assets:
 Net expenses (b) ................................       0.75%          0.94%            1.05%
 Gross expenses (b) ..............................       1.00%          1.06%            1.55%
 Net investment income (b) .......................      12.24%         10.08%            8.87%
Portfolio turnover rate ..........................        148%           190%             418%



                                                             YEAR ENDED             FOR THE PERIOD
                                                     ---------------------------     2/24/98* TO
                                                       12/31/00       12/31/99         12/31/98
OPEN SHARES                                          ------------   ------------   ---------------
Net asset value, beginning of period .............     $  8.78        $  9.42         $  10.37
                                                       -------        -------         --------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.94           0.90             0.72
 Net realized and unrealized gain (loss) .........       (2.21)         (0.65)          ( 0.94)
                                                       -------        -------         --------
 Total from investment operations ................       (1.27)          0.25           ( 0.22)
                                                       -------        -------         --------
Less distributions from and in excess of:
 Net investment income ...........................       (0.94)         (0.89)          ( 0.73)
 Net realized gain ...............................          --             --               --
                                                       -------        -------         --------
 Total distributions .............................       (0.94)         (0.89)          ( 0.73)
                                                       -------        -------         --------
Net asset value, end of period ...................     $  6.57        $  8.78         $   9.42
                                                       =======        =======         ========
TOTAL RETURN (a) .................................      (15.5)%           2.7%           (2.2)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $13,552        $ 1,305         $    949
Ratios to average net assets:
 Net expenses (b) ................................        1.05%          1.22%            1.35%
 Gross expenses (b) ..............................        1.38%          2.92%            9.77%
 Net investment income (b) .......................       12.10%          9.89%            8.59%
Portfolio turnover rate ..........................         148%           190%             418%

SEE NOTES TO FINANCIAL HIGHLIGHTS.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO

                                                                                     YEAR ENDED
                                                     ---------------------------------------------------------------------------
                                                        12/31/00        12/31/99       12/31/98        12/31/97        12/31/96
INSTITUTIONAL SHARES                                 -------------   -------------   ------------   --------------   -----------
Net asset value, beginning of period .............      $ 10.19         $ 10.71       $   9.63        $  10.78        $  10.85
                                                        -------         -------       --------        --------        --------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................         0.36            0.36           0.32           0.40             0.54
 Net realized and unrealized gain (loss) .........        (0.83)          (0.68)          0.98           (1.05)           0.03
                                                        -------         -------       --------        --------        --------
 Total from investment operations ................        (0.47)          (0.32)          1.30           (0.65)           0.57
                                                        -------         -------       --------        --------        --------
Less distributions from and in excess of:
 Net investment income ...........................           --              --          (0.22)          (0.13)          (0.59)
 Net realized gain ...............................           --           (0.08)            --           (0.12)          (0.05)
 Capital .........................................        (0.12)          (0.12)            --           (0.25)             --
                                                        -------         -------       --------        --------        --------
 Total distributions .............................        (0.12)          (0.20)         (0.22)          (0.50)          (0.64)
                                                        -------         -------       --------        --------        --------
Net asset value, end of period ...................      $  9.60         $ 10.19       $  10.71        $   9.63        $  10.78
                                                        =======         =======       ========        ========        ========
TOTAL RETURN (a) .................................        (4.7)%          (2.9)%          13.2%          (5.6)%            5.5%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........      $63,409         $73,871       $115,500        $110,185         $88,430
Ratios to average net assets:
 Net expenses ....................................         1.09%           1.09%          1.09%           1.06%           1.05%
 Gross expenses ..................................         1.19%           1.13%          1.10%           1.10%           1.21%
 Net investment income ...........................         3.79%           3.55%          4.27%           5.13%           5.54%
Portfolio turnover rate ..........................          103%            139%           187%            166%            242%

                                                                      YEAR ENDED                     FOR THE PERIOD
                                                     --------------------------------------------      1/8/97* TO
                                                        12/31/00        12/31/99       12/31/98         12/31/97
OPEN SHARES                                          -------------   -------------   ------------   ---------------
Net asset value, beginning of period .............      $ 10.14         $ 10.69        $  9.63         $10.64
                                                        -------         -------        -------         -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................         0.33            0.34           0.31            0.43
 Net realized and unrealized gain (loss) .........        (0.82)          (0.69)          0.96           (0.98)
                                                        -------         -------        -------         -------
 Total from investment operations ................        (0.49)          (0.35)          1.27           (0.55)
                                                        -------         -------        -------         -------
Less distributions from and in excess of:
 Net investment income ...........................           --              --          (0.21)          (0.08)
 Net realized gain ...............................           --           (0.08)            --           (0.12)
 Capital .........................................         (0.12)         (0.12)            --           (0.26)
                                                        -------         -------        -------         -------
 Total distributions .............................         (0.12)          (0.20)         (0.21)          (0.46)
                                                        -------         -------        -------         -------
Net asset value, end of period ...................      $   9.53         $ 10.14        $ 10.69          $ 9.63
                                                        =======        ========        =======         ========
TOTAL RETURN (a) .................................        (4.9)%          (3.2)%          12.9%           (4.8)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........      $23,310         $ 3,783         $4,751           $2,772
Ratios to average net assets:
 Net expenses (b) ................................         1.35%           1.35%          1.35%           1.35%
 Gross expenses (b) ..............................         1.55%           1.91%          1.92%           2.71%
 Net investment income (b) .......................         3.54%           3.30%          4.01%           4.68%
Portfolio turnover rate ..........................          103%            139%           187%            166%

SEE NOTES TO FINANCIAL HIGHLIGHTS.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

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--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO

                                                                                    YEAR ENDED
                                                     ------------------------------------------------------------------------
                                                       12/31/00       12/31/99       12/31/98       12/31/97       12/31/96
INSTITUTIONAL SHARES                                 ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period .............    $   8.83       $   9.01       $   9.66       $  10.01       $   9.52
                                                      --------       --------       --------       --------       --------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.59           0.61           0.76           0.81           0.76
 Net realized and unrealized gain (loss) .........       (0.49)         (0.18)         (0.69)         (0.28)          0.50
                                                      --------       --------       --------       --------       --------
 Total from investment operations ................        0.10           0.43           0.07           0.53           1.26
                                                      --------       --------       --------       --------       --------
Less distributions from and in excess of:
 Net investment income ...........................       (0.97)         (0.61)         (0.44)         (0.82)         (0.77)
 Net realized gain ...............................          --             --             --          (0.06)            --
 Capital .........................................          --             --          (0.28)            --             --
                                                      --------       --------       --------       --------       --------
 Total distributions .............................       (0.97)         (0.61)         (0.72)         (0.88)         (0.77)
                                                      --------       --------       --------       --------       --------
Net asset value, end of period ...................    $   7.96       $   8.83       $   9.01       $   9.66       $  10.01
                                                      ========       ========       ========       ========       ========
TOTAL RETURN (a) .................................         1.1%           4.9%           0.8%           5.3%          13.7%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........    $240,162       $306,116       $397,599       $399,452       $199,083
Ratios to average net assets:
 Net expenses ....................................        0.93%          0.91%          0.90%          0.94%          1.08%
 Gross expenses ..................................        0.93%          0.91%          0.90%          0.95%          1.08%
 Net investment income ...........................        6.82%          6.82%          6.94%          7.42%          7.88%
Portfolio turnover rate ..........................         192%           257%           276%           161%           189%



                                                                     YEAR ENDED                    FOR THE PERIOD
                                                     ------------------------------------------     1/23/97* TO
                                                       12/31/00       12/31/99       12/31/98         12/31/97
OPEN SHARES                                          ------------   ------------   ------------   ---------------
Net asset value, beginning of period .............     $  8.83        $  9.02        $  9.66          $ 10.08
                                                       -------        -------        -------          -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.55           0.58           0.73             0.72
 Net realized and unrealized gain (loss) .........       (0.49)         (0.19)         (0.69)           (0.35)
                                                       -------        -------        -------          -------
 Total from investment operations ................        0.06           0.39           0.04             0.37
                                                       -------        -------        -------          -------
Less distributions from and in excess of:
 Net investment income ...........................       (0.93)         (0.58)         (0.40)           (0.73)
 Net realized gain ...............................          --             --             --            (0.06)
 Capital .........................................          --             --          (0.28)              --
                                                       -------        -------        -------          -------
 Total distributions .............................       (0.93)         (0.58)         (0.68)           (0.79)
                                                       -------        -------        -------          -------
Net asset value, end of period ...................     $  7.96        $  8.83        $  9.02          $  9.66
                                                       =======        =======        =======          =======
TOTAL RETURN (a) .................................         0.7%           4.4%           0.4%           3.8%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $ 9,633        $16,035        $22,460          $15,300
Ratios to average net assets:
 Net expenses (b) ................................        1.34%          1.27%          1.28%            1.39%
 Gross expenses (b) ..............................        1.34%          1.27%          1.28%            1.44%
 Net investment income (b) .......................        6.40%          6.49%          6.60%            6.92%
Portfolio turnover rate ..........................         192%           257%           276%             161%



SEE NOTES TO FINANCIAL HIGHLIGHTS.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

FINANCIAL HIGHLIGHTS (CONCLUDED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD:
--------------------------------------------------------------------------------

LAZARD MORTGAGE PORTFOLIO

                                                       FOR THE PERIOD
                                                        12/29/00* TO
                                                          12/31/00
INSTITUTIONAL SHARES                                -------------------
Net asset value, beginning of period .............      $   10.00
                                                        ---------
Income (loss) from Investment operations:
 Net investment income (loss) (c) ................             --(e)
 Net realized and unrealized gain (loss) .........             --
                                                        ---------
 Total from investment operations ................             --
                                                        ---------
Less distributions from and in excess of:
 Net investment income ...........................             --(e)
 Net realized gain ...............................             --
                                                        ---------
 Total distributions .............................             --
                                                        ---------
Net asset value, end of period ...................      $   10.00
                                                        =========
TOTAL RETURN (a) .................................           0.04%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........      $    100
Ratios to average net assets:
 Net expenses (b) ................................           0.65%
 Gross expenses (b) ..............................         570.50%(f)
 Net investment income (b) .......................           4.38%
Portfolio turnover rate ..........................              0%
SEE NOTES TO FINANCIAL HIGHLIGHTS.








   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

 *  Commencement of operations.


(a) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions, and no sales charge. Periods of less than one year are not annualized.

(b) Annualized for periods of less than one year.

(c) For period ended 12/31/00 and year ended 12/31/99, net investment income has been computed using the average shares method.

(d) The amount shown for a share outstanding did not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Portfolio Shares in relation to fluctuating market values of the investments of the Portfolio.

(e) Amount is less than $0.01 per share.

(f) Gross expense ratio is the result of the Portfolio being in existence for three days during the period ended 12/31/00.






   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION

The Lazard Funds, Inc. (the "Fund") was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, open-end management investment company. The Fund is comprised of twelve portfolios (each referred to as a "Portfolio"), as follows:
Lazard Equity Portfolio, Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard Global Equity Portfolio, Lazard International Equity Portfolio, Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio, Lazard Bond Portfolio, Lazard High Yield Portfolio, Lazard International Fixed-Income Portfolio, Lazard Strategic Yield Portfolio and Lazard Mortgage Portfolio (which commenced operations on December 29, 2000). Effective November 1, 1996, the Board of Directors of the Fund approved the offering of two different classes of shares for the Portfolios-- Institutional Shares and Retail ("Open") Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. As of December 31, 2000, only Institutional Shares have been offered for the Mortgage Portfolio. The Equity Portfolio is operated as a "diversified" fund as defined in the Act. The remaining Portfolios are "non-diversified".


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies:

(a) VALUATION OF INVESTMENTS--Market values for equity securities listed on the New York Stock Exchange ("NYSE"), NASDAQ or other U.S. exchanges are based on the last quoted sales prices on the principal exchange on which the security is traded as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last quoted sales price; securities not traded on the valuation date are valued at the closing bid price.

Bonds and other fixed-income securities are valued on the basis of prices provided by pricing services which are based primarily on institutional-size trading in similar groups of securities, or by using brokers' quotations. Mortgage-backed securities issued by certain government related organizations are valued using pricing services or brokers' quotations based on a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in sixty days or less are valued at amortized cost except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

Options on stocks and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is currently 4:10 p.m. Eastern Time). Securities for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors.

(b) PORTFOLIO SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Portfolio securities transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on a specific identification basis and dividend income is recorded on the ex-dividend date. Interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

(c) REPURCHASE AGREEMENTS--In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as the default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to delay due to legal proceedings and the Portfolio may suffer a loss.

(d) SECURITIES LENDING--The Portfolios may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000
--------------------------------------------------------------------------------

collateral. At December 31, 2000, the value of the securities on loan and corresponding collateral received were as follows:


                                 SECURITIES
PORTFOLIO                          LOANED        COLLATERAL
----------------------------   -------------   -------------
Global Equity(2)               $ 8,906,641      $ 9,323,453
International Equity(1)         35,789,977       37,485,000
International Small Cap(2)      20,070,521       21,292,871
Emerging Markets(2)             80,440,312       84,562,807

(1) COLLATERAL IS U.S. TREASURY OBLIGATIONS.

(2) COLLATERAL IS CASH.

In accordance with generally accepted accounting principles, the cash collateral received and the payable upon return of the securities on loan are shown on the Statement of Assets and Liabilities of the respective Portfolios.

During the year ended December 31, 2000, the following Portfolios earned income from securities lending in the amounts listed below:

                             SECURITIES LENDING
PORTFOLIO                          INCOME
-------------------------   -------------------
Equity                            $    116
Mid Cap                                  6
Small Cap                           29,271
Global Equity                       32,085
International Equity               788,953
International Small Cap            144,978
Emerging Markets                   278,454

These amounts are included in interest income on the Statement of Operations of the respective Portfolios.

(e) FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS--The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective dates of transactions.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized gains (losses) from foreign currency transactions represent net foreign currency gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income recorded on the Portfolio's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Certain Portfolios may enter into forward foreign currency contracts for risk management. Risk management includes hedging strategies which serve to reduce a Portfolio's exposure to foreign currency fluctuations. Such exposure may exist during the period that a foreign denominated investment is held, or during the period between the trade date and settlement date of an investment which has been purchased or sold. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward foreign currency contracts is determined using forward exchange rates provided by a quotation service. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gains and losses are disclosed in the realized or unrealized gain (loss) on foreign currency in the accompanying Statements of Operations.

(f) FEDERAL INCOME TAXES--The Fund's policy is to continue to have each Portfolio qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any realized net capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2000, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

PORTFOLIO             EXPIRING 2006     EXPIRING 2007     EXPIRING 2008
------------------   ---------------   ---------------   --------------
Emerging Markets       $31,081,131       $ 3,337,906       $       --
Bond                            --         4,509,552        2,509,149
High Yield               1,150,441         6,288,085        9,656,682
International
   Fixed-Income                 --           513,432          733,222
Strategic Yield         14,900,897        22,094,886        9,399,400

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000
--------------------------------------------------------------------------------

December 31, 2000, the following Portfolios elected to defer net capital and currency losses arising between November 1, 2000 and December 31, 2000, as follows:


PORTFOLIO                          AMOUNT
---------                          ------
Small Cap                       $ 1,689,180
Global Equity                     1,056,558
International Equity              1,395,138
International Small Cap           8,036,776
Emerging Markets                 10,660,849
Bond                                252,138
High Yield                        5,070,450
International Fixed-Income           74,020
Strategic Yield                   7,262,712

(g) DIVIDENDS AND DISTRIBUTIONS--The Fund intends to declare dividends from net investment income daily on shares of Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio, Strategic Yield Portfolio and Mortgage Portfolio and to pay such dividends monthly. Dividends from net investment income on shares of Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, Global Equity Portfolio, International Equity Portfolio, International Small Cap Portfolio and Emerging Markets Portfolio will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts annually to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book and tax differences relating to shareholder distributions will result in reclassifications between investment income-net, realized gains-net, and paid in capital.

As a result of these book/tax differences, the Portfolios made the following reclassifications to the capital accounts for the period ended December 31, 2000:

                                          INCREASE (DECREASE)
                       -----------------------------------------------------
                                            UNDISTRIBUTED       ACCUMULATED
                                             INVESTMENT          REALIZED
                                               INCOME              GAIN
PORTFOLIO              PAID IN CAPITAL       (LOSS)-NET         (LOSS)-NET
---------              ---------------       ----------         ----------
Equity                  $ 3,822,883          $  20,388         (3,843,271)
Mid Cap                          --             12,522            (12,522)
Small Cap                   129,738            (38,740)           (90,998)
Global Equity               (31,048)           (49,900)            80,948

                                              INCREASE (DECREASE)
                       ---------------------------------------------------------
                                             UNDISTRIBUTED         ACCUMULATED
                                              INVESTMENT            REALIZED
                                                INCOME                GAIN
PORTFOLIO              PAID IN CAPITAL        (LOSS)-NET           (LOSS)-NET
---------              ---------------        ----------           ----------
International
   Equity               $(3,838,230)        $ 36,972,710         $(33,134,480)
International
   Small Cap                     --             (770,406)             770,406
Emerging Markets             (2,775)            (540,812)             543,587
Bond                       (471,061)             383,409               87,652
High Yield                       --                   --                   --
International
   Fixed-Income          (1,162,835)          (3,053,438)           4,216,273
Strategic Yield                  --            1,251,937           (1,251,937)
Mortgage                        (11)                  11                   --


(h) ORGANIZATIONAL AND OFFERING EXPENSES--Costs incurred by the Fund in connection with its organization and initial offering have been deferred and are being amortized on a straight line basis over a five-year period from the date of commencement of operations of each Portfolio, except in the case of offering and initial registration expenses incurred by Mortgage Portfolio. Those fees are being amortized over a one-year period starting from the date the Portfolio commenced operations. All organizational costs associated with Mortgage Portfolio have been borne by Lazard Asset Management (the "Investment Manager"). In the event that any of the initial shares of any of the Portfolios are redeemed during such amortization period, the appropriate Portfolio will be reimbursed by such holder for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

(i) ALLOCATION OF EXPENSES--Expenses not directly chargeable to a specific Portfolio are allocated primarily on the basis of relative net assets. The Portfolios will accrue distribution fees and shareholders' services fees to the respective class. Each Portfolio's income, expenses (other than the fees mentioned above) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(j) EXPENSE REDUCTIONS--Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(k) STRUCTURED INVESTMENTS--Certain Portfolios may invest in structured investments whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. A Portfolio uses these securities to increase or

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000
--------------------------------------------------------------------------------

decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(l) DELAYED DELIVERY COMMITMENTS--Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash is segregated in an amount at least equal to these commitments.

(m) CROSS CURRENCY SWAPS--The Fund enters into cross currency swap contracts for investment, hedging and risk management purposes. A cross currency swap is an agreement between counterparties to exchange interest rate payments and currencies with an agreement to re-exchange the currencies at a future date. If forecasts of interest rates, exchange rates and other market conditions are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset and liability being hedged, a liquid secondary market may not always exist or a counterparty to a transaction may not perform.

Cross currency swap contracts are marked-to-market daily using market quotations. The change in market value is recorded by the Portfolio as an unrealized gain or loss. The difference between the rates received and paid by the Portfolio constitutes investment income.

(n) ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT MANAGEMENT, ADMINISTRATIVE
   AND DISTRIBUTION AGREEMENTS

The Fund has entered into investment management agreements (the "Management Agreements") with Lazard Asset Management, a division of Lazard Fr-res & Co. LLC, on behalf of each Portfolio. Pursuant to the Management Agreements, the Investment Manager will regularly provide the Portfolios with investment research, advice and supervision and furnish continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. Each of the Portfolios pays the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the average daily net assets of the relevant Portfolio:

PORTFOLIO                       ANNUAL RATE
---------                       -----------
Equity                             0.75%
Mid Cap                            0.75
Small Cap                          0.75
Global Equity                      0.75
International Equity               0.75
International Small Cap            0.75
Emerging Markets                   1.00
Bond                               0.50
High Yield                         0.75
International Fixed-Income         0.75
Strategic Yield                    0.75
Mortgage                           0.40

The investment management fees are accrued daily and paid monthly.

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following per-centages of average daily net assets for the respective
Shares:

                                INSTITUTIONAL SHARES         OPEN SHARES
                                       ANNUAL                  ANNUAL
PORTFOLIO                        OPERATING EXPENSES      OPERATING EXPENSES
---------                        ------------------      ------------------
Mid Cap                               1.05%                   1.35%
Global Equity                         1.05                    1.35
International Small Cap                N/A                    1.43
Emerging Markets                       N/A                    1.60
Bond                                   N/A                    1.10
High Yield                            0.75                    1.05
International Fixed-Income            1.09                    1.35
Mortgage                              0.65                     N/A

For the period ended December 31, 2000, the Investment Manager waived its management fee/reimbursed the indicated Portfolios for other expenses as follows:

                                INSTITUTIONAL SHARES      OPEN SHARES
                                   AMOUNT WAIVED/        AMOUNT WAIVED/
PORTFOLIO                            REIMBURSED            REIMBURSED
---------                            ----------            ----------
Mid Cap                               $ 92,218              $44,081
Global Equity                            5,939               18,927
International Small Cap                     --               18,438
Emerging Markets                            --               17,500
Bond                                        --               17,519
High Yield                             199,586               49,643
International Fixed-Income              65,735               22,250
Mortgage                                 4,684                   --

The Fund has entered into an administrative agreement with State Street Bank and Trust Company ("State Street") to provide certain administrative services. Each Portfolio

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000
--------------------------------------------------------------------------------

bears the cost of such expenses at the annual rate of $37,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion plus 0.01% of average daily net assets over $1 billion. State Street has agreed to waive the $37,500 fee for the Mortgage Portfolio until June 30, 2001 or until the portfolio reaches net assets of $50 million, whichever comes first.

The Fund has a distribution agreement with Lazard Fr-res & Co. LLC (the "Distributor"). The Distributor acts as distributor for shares of each of the Portfolios and bears the cost of printing and mailing prospectuses to potential investors and of any advertising expenses incurred in connection with distribution of shares.

The Distributor provides the Open Shares of each Portfolio with distribution services pursuant to a separate Distribution and Servicing Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Distributor is entitled to an asset-based fee to support distribution efforts and/or servicing of Open Shares accounts. Each Portfolio pays a monthly distribution and servicing fee at an annual rate of 0.25% of the average daily net assets of the Portfolio's Open shares for such services under the Plan. The Distributor may make payments to external organizations, such as 401(k) alliance sponsors, discount brokers and bank trust departments for providing these services.

Certain Directors of the Fund are Managing Directors of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $30,000 per year, plus $2,500 per meeting attended for the Fund and Lazard Retirement Series, Inc., another multi-portfolio fund advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committee for the Fund and Lazard Retirement Series, Inc. also receives an annual fee of $5,000.

4. SECURITIES TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales of portfolio securities (excluding short-term securities), for the period ended December 31, 2000 were as follows:

PORTFOLIO                            PURCHASES               SALES
---------                            ---------               -----
Equity                           $  123,586,940        $  348,646,566
Mid Cap                              42,585,937            67,511,676
Small Cap                           560,599,385           873,798,480
Global Equity                        90,763,791            42,514,878
International Equity              1,651,889,620         1,870,614,518
International Small Cap             255,215,053           119,091,904
Emerging Markets                    255,367,910           275,937,255
Bond(1)                             281,714,398           321,733,272

PORTFOLIO                            PURCHASES               SALES
---------                            ---------               -----
High Yield                        $ 150,808,195         $ 131,923,731
International Fixed-Income(2)        84,785,400            71,169,862
Strategic Yield(3)                  439,431,165           496,327,198
Mortgage(4)                              98,448                    --

(1) INCLUDES PURCHASES AND SALES OF U.S. GOVERNMENT SECURITIES OF $256,714,398 AND $286,198,108, RESPECTIVELY.

(2) INCLUDES PURCHASES AND SALES OF U.S. GOVERNMENT SECURITIES OF $10,152,366 AND $11,622,787, RESPECTIVELY.

(3) INCLUDES PURCHASES AND SALES OF U.S. GOVERNMENT SECURITIES OF $62,460,444 AND $86,618,284, RESPECTIVELY.

(4) INCLUDES PURCHASES AND SALES OF U.S. GOVERNMENT SECURITIES OF $98,448 AND $0, RESPECTIVELY.


For the year ended December 31, 2000, brokerage commissions were paid to Lazard Freres & Co. LLC for portfolio transactions executed on behalf of the Portfolios as follows:

                      COMMISSIONS
PORTFOLIO                PAID
---------                ----
Equity                 $18,910
Mid Cap                  6,495
Global Equity            5,002
Emerging Markets           275

5. LINE OF CREDIT

The Fund has entered into a $50 million Line of Credit Agreement (the "Agreement") with State Street effective April 24, 1996, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at State Street's Cost of Funds plus 0.50%, on an annualized basis. Under this Agreement, the Fund has agreed to pay a fee on the unused portion of the commitment, payable quarterly in arrears. For the twelve month period ended July 30, 2000, the rate was 0.08% per annum. Effective July 31, 2000, the rate is 0.09% per annum. During the year ended December 31, 2000, Emerging Markets Portfolio paid a total of $18,726 in interest, for which the Portfolio was reimbursed by the Investment Manager, and the Fund had borrowings under this Agreement as follows:

                                                            WEIGHTED
                         MAXIMUM        AVERAGE DAILY        AVERAGE
PORTFOLIO                 LOAN         AMOUNT OF LOAN     INTEREST RATE
---------                 ----         --------------     -------------
Emerging Markets      $50,000,000        $35,468,092         6.336%

6. REORGANIZATION

On July 30, 1999, Small Cap Portfolio acquired the net assets of Bantam Value Portfolio pursuant to a plan of reorganization approved by Bantam Value Portfolio shareholders on July 16, 1999. The acquisition was accomplished by a tax-free exchange of 1,385,450 Institutional Shares (valued at $26,354,774) and 188,462 Open Shares (valued at $3,571,473) of Small Cap Portfolio for the 2,091,308 Institutional Shares and 285,910 Open

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2000
--------------------------------------------------------------------------------

Shares of Bantam Value Portfolio outstanding on July 30, 1999. Bantam Value Portfolio's net assets at that date, $29,926,247, including $902,603 of unrealized depreciation and $377,560 of accumulated realized net loss, were combined with those of Small Cap Portfolio. The aggregate net assets of Small Cap Portfolio and Bantam Value Portfolio immediately before the acquisition were $29,926,247 and $1,250,934,139, respectively. The aggregate net assets of Small Cap Portfolio immediately after the acquisition were $1,280,860,386. For the period January 1, 1999 through July 30, 1999 (acquisition date), Bantam Value Portfolio had a net increase in net assets resulting from operations in the amount of $3,833,373.

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
The Lazard Funds, Inc.


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Lazard Funds, Inc. [comprised of Lazard Equity Portfolio, Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard Global Equity Portfolio, Lazard International Equity Portfolio, Lazard
International Small Cap Portfolio, Lazard Emerging Markets Portfolio, Lazard Bond Portfolio, Lazard High Yield Portfolio, Lazard International Fixed-Income Portfolio, Lazard Strategic Yield Portfolio and Lazard Mortgage Portfolio (commenced operations on December 29, 2000)] as of December 31, 2000 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years in the period then ended or the period from commencement of operations to December 31, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Lazard Funds, Inc. as of December 31, 2000, the results of their operations for the year or period then ended and changes in their net assets for each of the two years in the period then ended or the period from commencement of operations to December 31, 2000 and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

                                                      ANCHIN, BLOCK & ANCHIN LLP



New York, New York
February 2, 2001

--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)

THE LAZARD FUNDS, INC.
YEAR ENDED DECEMBER 31, 2000

The following tax information represents year end disclosures of various tax benefits passed through to shareholders for 2000.

The amount of long-term capital gain paid is as follows:


  PORTFOLIO                                AMOUNT
  ---------                                -------
  Equity                                $37,763,573
  Mid Cap                                        --
  Small Cap                              24,692,935
  Global Equity                           4,726,883
  International Equity                  309,826,210
  International Small Cap                 9,904,272
  Emerging Markets                               --
  Bond                                           --
  High Yield                                     --
  International Fixed-Income                     --
  Strategic Yield                                --
  Mortgage                                       --

Of the distributions made by the following Portfolios, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders.


  PORTFOLIO                           PERCENTAGE
  ---------                           ----------
  Equity                                 40.67%
  Mid Cap                                15.58
  Small Cap                             100.00
  Global Equity                          34.73
  International Equity                      --
  International Small Cap                 2.97
  Emerging Markets                          --
  Bond                                      --
  High Yield                                --
  International Fixed-Income                --
  Strategic Yield                         2.93
  Mortgage                                  --

The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

--------------------------------------------------------------------------------

                      [THIS PAGE LEFT BLANK INTENTIONALLY]

                      [THIS PAGE LEFT BLANK INTENTIONALLY]

THE LAZARD FUNDS, INC.
30 Rockefeller Plaza
New York, New York 10112
Telephone: (800) 823-6300
http://www.lazardnet.com


INVESTMENT MANAGER
Lazard Asset Management
30 Rockefeller Plaza
New York, New York 10112
Telephone: (800) 823-6300


DISTRIBUTOR
Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112


CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
P.O. Box 9363
Boston, Massachusetts 02205-9363
Telephone: (800) 986-3455


INDEPENDENT PUBLIC ACCOUNTANTS
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com


LEGAL COUNSEL
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

LAZARDFUNDS

                      30 Rockefeller Plaza
                      New York, New York 10112
                      Telephone (800) 823-6300
                      http://www.lazardnet.com






This report is for the information of the shareholders of The Lazard Funds, Inc. Its use in connection with any offering of the Fund's shares is authorized only in the case of a concurrent or prior delivery of the Fund's current prospectus.

                                  LAZARDFunds
                                     SEMI-ANNUAL REPORT
                                             JUNE 30, 2001

================================================================================
THE LAZARD FUNDS, INC.


--------------------------------------------------------------------------------

BOARD OF DIRECTORS
==================

JOHN J. BURKE           RETIRED; FORMER VICE CHAIRMAN AND DIRECTOR, MONTANA
                        POWER COMPANY

KENNETH S. DAVIDSON     PRESIDENT, DAVIDSON CAPITAL MANAGEMENT CORPORATION

NORMAN EIG              VICE CHAIRMAN AND MANAGING DIRECTOR, LAZARD FRERES & CO.
                        LLC

CARL FRISCHLING         SENIOR PARTNER, KRAMER LEVIN NAFTALIS & FRANKEL LLP

HERBERT W. GULLQUIST    VICE CHAIRMAN AND MANAGING DIRECTOR, LAZARD FRERES & CO.
                        LLC; CHIEF INVESTMENT OFFICER, LAZARD ASSET MANAGEMENT

WILLIAM KATZ            PRESIDENT AND CHIEF EXECUTIVE OFFICER, BBDO NEW YORK

LESTER Z. LIEBERMAN     PRIVATE INVESTOR

RICHARD REISS, JR.      MANAGING PARTNER, GEORGICA ADVISORS LLC

JOHN RUTLEDGE           PRESIDENT, RUTLEDGE CAPITAL


OFFICERS
========

NORMAN EIG              CHAIRMAN OF THE BOARD

HERBERT W. GULLQUIST    PRESIDENT

DAVID M. GOLDENBERG     VICE PRESIDENT AND SECRETARY

BERNARD J. GRZELAK      TREASURER

NATHAN A. PAUL          ASSISTANT SECRETARY

STEPHEN ST. CLAIR       ASSISTANT TREASURER

================================================================================
THE LAZARD FUNDS, INC.



--------------------------------------------------------------------------------

TABLE OF CONTENTS                                        PAGE

Investment Overviews ...................................    2

Performance Table ......................................   11

Portfolios of Investments

  Lazard Equity Portfolio ..............................   14

  Lazard Mid Cap Portfolio .............................   16

  Lazard Small Cap Portfolio ...........................   18

  Lazard Global Equity Portfolio .......................   21

  Lazard International Equity Portfolio ................   23

  Lazard International Small Cap Portfolio .............   25

  Lazard Emerging Markets Portfolio ....................   27

  Lazard International Equity Select Portfolio .........   29

  Lazard Bond Portfolio ................................   30

  Lazard High Yield Portfolio ..........................   35

  Lazard International Fixed-Income Portfolio ..........   39

  Lazard Strategic Yield Portfolio .....................   49

  Lazard Mortgage Portfolio ............................   61

Notes to Portfolios of Investments .....................   62

Statements of

  Assets and Liabilities ...............................   66

  Operations ...........................................   68

  Changes in Net Assets ................................   70

Financial Highlights ...................................   77

Notes to Financial Highlights ..........................   90

Notes to Financial Statements ..........................   91


THE VIEWS OF THE FUND'S MANAGEMENT AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF JUNE 30, 2001; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THIS DATE. INFORMATION PROVIDED IN THIS DOCUMENT SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

================================================================================
THE LAZARD FUNDS, INC.
INVESTMENT OVERVIEWS

--------------------------------------------------------------------------------
LAZARD EQUITY PORTFOLIO

For the six months ended June 30, 2001, the Portfolio's Institutional Shares posted a total return of 1.50% and Open Shares returned 1.38%, each beating the (6.70)% return of the S&P 500(R) Index during the same period.

The market began 2001 with a rally during January. However, negative economic news, a series of profit warnings and the California energy crisis soon combined to reverse this rally. As investors' hopes for a market rebound later in the year waned, even the Federal Reserve's interest rate cuts proved incapable of stemming the on-going volatility and sector rotation. Corporate earnings growth slowed for technology companies in particular, while sectors that are historically more insulated from the economy, such as pharmaceuticals and utilities, did manage to hold up through much of the first quarter before finally succumbing to the negative investment atmosphere. By the early part of the second quarter, U.S. stocks, particularly technology companies, managed a rally spurred by the Federal Reserve's on-going and unprecedented number of interest rate cuts. However, concern in the market remains that the current downturn is a result of a flood of investment during the earlier technology boom. If this proves true, the economy is unlikely to respond to the Federal Reserve's monetary stimulus. This concern caused stocks to reverse their second rally of the year and resume their downward drift during May and June.

The Portfolio's strong stock selection enabled it to outperform the broader market as depicted by the S&P 500 through much of the first half of 2001. For example, while the technology sector proved itself quite volatile during the first half of the year, many of the Portfolio's holdings, including IBM and Compaq, actually managed gains in this environment. IBM rose because of its strong global services business, while Compaq rose due to its strong server and storage business. In the media sector, cyclical companies were more affected by the decline in advertising. Therefore, we initiated positions in more diversified global franchises such as Viacom and News Corp., as we believe that Viacom's efficient cross selling initiatives and News Corp.'s assets position them both as excellent long-term investments. Other media holdings, such as AOL Time Warner, generated strong gains as a benefit of diverse revenue sources, strong free cash flows and a stable subscription business. The Portfolio's healthcare holdings detracted from its performance as they corrected from an overly strong fourth quarter of 2000. In response, we restructured many of the Portfolio's healthcare holdings, taking profits in several names and reallocating to companies such as Elan and Pharmacia, which have demonstrated robust product pipelines.

The return to economic recovery still appears far away, as corporate earnings remain cloudy and investors evaluate the impact of the global economic slowdown. Lazard, however, will adhere to its disciplined investment process of focusing on individual company fundamentals, as we believe that our relative value discipline will enable the Portfolio to best weather the market's fluctuations.

LAZARD MID CAP PORTFOLIO

For the six months ended June 30, 2001, the Portfolio's Institutional Shares posted a total return of 9.15% and Open Shares returned 9.03%, each beating the (1.96)% return of the Russell Midcap(R) Index during the same period. U.S. mid cap stocks rebounded in January because of investor euphoria over the first of six interest rate cuts implemented by the Federal Reserve in the first half of the year. However, the enthusiasm faded later in the month, as a series of companies reporting disappointing earnings dashed hopes for an economic rebound in the second half of the year. Technology stocks were particularly hard hit, as the earnings slowdown has been especially apparent in this sector. Companies in more traditional sectors, such as the consumer sector, actually managed gains for much of the first quarter, before succumbing to the negative investor sentiment in the final weeks. Mid cap stocks performed well in the down market because of their inexpensive valuations. Their good performance continued into the second quarter and mid cap stocks continued to outperform larger stocks. A surprise intra-meeting interest rate cut by the Federal Reserve, one of three during the second quarter, triggered an April rally in the technology sector. However, concern that the current economic downturn is a result of a flood of investment during the earlier technology boom, and that the market is unlikely to respond to the Federal

================================================================================
THE LAZARD FUNDS, INC.
INVESTMENT OVERVIEWS (CONTINUED)

--------------------------------------------------------------------------------

Reserve's monetary stimulus, caused mid cap stock performance to remain essentially flat during May and June.

Consumer holdings have performed particularly well year-to-date, as consumer spending remains one of the bright spots in the U.S. economy. The Portfolio benefited from its retail and entertainment holdings, including Blockbuster and USA Networks. Early in the year, the Portfolio benefited from its biotechnology holdings such as Biogen, which maintains a strong and diverse product pipeline and higher returns on equity. Later performance continued to be driven by the healthcare sector, with specialty pharmaceutical manufacturer King Pharmaceuticals, for example, rallying on reports that its hypertension drug was displaying strong growth in sales and market share and MedImmune rising because of increased visibility of its new drug pipeline, which includes positive data from trials of its new drug to treat psoriasis. The energy sector also proved beneficial to the Portfolio's performance year-to-date. As energy stocks declined during the first quarter, we took the opportunity to initiate a position in Constellation Energy Group, as the stock traded on a discount to other electricity generators, based on earnings, book value and cash flow. Maxtor, the leader in hard disk storage, initially proved beneficial as it rose in tandem with the technology rallies, but was later impacted by the slowdown in PC sales, adversely affecting the Portfolio's year-to-date performance.

We remain concerned about the continuing swings in market sentiment, but believe that the Portfolio is well positioned for the long term. Lazard's relative value style seeks investments in well-managed businesses with strong cash flow and modest debt levels. The Portfolio, therefore, seeks positions with more consistent earnings streams and lower valuations, which should help it to better weather these fluctuations. We will, therefore, continue to adhere to our disciplined investment process of maintaining focus on individual company fundamentals rather than on the dramatic market sentiment swings.

LAZARD SMALL CAP PORTFOLIO

For the six months ended June 30, 2001, the Portfolio's Institutional Shares posted a total return of 9.35% and Open Shares returned 9.26%, each beating the 6.94% return of the Russell 2000(R) Index during the same period.

The year-to-date performance for the Portfolio was affected significantly by the market's continued volatility, which began last year. While the market initially rebounded in January because of investor enthusiasm about the first of the Federal Reserve's interest rate cuts, that enthusiasm ebbed quickly as a series of companies began to report disappointing earnings. The hardest hit sector was technology, as its earnings slowdown was particularly apparent. Many companies in other sectors actually held up quite well before finally succumbing to negative investor sentiment in the final weeks of the first quarter. In this environment, U.S. small caps still managed to outperform larger companies as their lower valuations provided additional support during the overall decline. By early in the second quarter, U.S. small caps had significantly recovered from their first quarter decline to generate fairly strong gains and continued to outperform the larger cap stocks. Investor sentiment finally began to turn positive in response to three more interest rate cuts implemented by the Federal Reserve during the second quarter. However, concern still exists that the current economic downturn is a result of a flood of investment during the earlier technology boom and that the market is unlikely to respond to the Federal Reserve's monetary stimulus.

The Portfolio's strong stock selection in several sectors helped it to outperform its benchmark, the Russell 2000 Index. In healthcare, companies such as medical products supplier Invacare, proved attractive to investors who sought out defensive names with which to ride out the volatility. The consumer sector has also proven itself to be particularly resilient this year, as consumer spending remains one of the few strong areas of the economy. Several of the Portfolio's consumer discretionary holdings were opportunistically trimmed, to take advantage of this sector's upswing. Other consumer sector companies, such as Harman International, are positioning themselves to expand further once the economy recovers. The Portfolio's technology holdings have proved disappointing in the first half of the year. Market sentiment regarding technology companies has declined significantly. However, we believe that our technology holdings, such as hard drive producer Maxtor, are poised to benefit from an eventual upturn in PC demand.

================================================================================
THE LAZARD FUNDS, INC.
INVESTMENT OVERVIEWS (CONTINUED)

--------------------------------------------------------------------------------

We remain aware of and concerned about the extreme swings in market sentiment, but believe that the Portfolio has been composed of well-managed businesses with strong cash flows and modest debt levels. In addition, the Portfolio's holdings have generally demonstrated more consistent earnings streams and lower valuations than those in its benchmark. Therefore, we will continue to adhere to our investment process of maintaining focus on individual company fundamentals so that the Portfolio may continue to benefit from Lazard's disciplined investment process.

LAZARD GLOBAL EQUITY PORTFOLIO

For the six months ended June 30, 2001, the Portfolio's Institutional Shares posted a total return of (8.14)% and Open Shares returned (8.29)%, each beating the (10.55)% return of the MSCI(R) World(R) Index during the same period.

The year began with stocks in the United States falling, largely because of negative economic news and a series of profit warnings from American companies. European markets also dropped, primarily because of concerns that the U.S. economic slowdown would impact European companies. The Bank of Japan proactively cut interest rates and announced its intent to deal more aggressively with its much publicized bank problems. These measures appeared to help Japanese stocks, as they fell slightly less than their European counterparts for the first quarter. By April, central banks around the world followed suit, as the Bank of England, the European Central Bank and the Federal Reserve all cut interest rates. Investors were heartened, as stocks, which have historically generated robust returns after monetary easing, rebounded. The new Japanese Prime Minister's intent to accelerate financial reforms further drove Japanese stocks higher by early May. Many view the proposed reforms to be long-term positive initiatives, but concerns remain that these painful steps could push Japan's economy further into recession in the short-term.

The Portfolio was buffered as many companies responded to the economic volatility by restructuring operations and cutting costs. In the financial sector, for example, France's largest bank, BNP Paribas, stopped lending to small businesses because the margins were no longer sufficient to cover the underlying risk. Many of these initiatives have already yielded favorable results. For example, increases in oil production and the implementation of cost-cutting measures enabled TotalFinaElf to raise its dividend by 40 percent and announce record profits for 2000. NTT DoCoMo, Japan's leading mobile phone company, also announced that it expected to beat earnings forecasts for the fiscal year. In the media sector, AOL Time Warner generated strong gains on the announcement of strong earnings from its diverse revenue sources, strong free cash flow and stable subscription business. The impact of recently announced German tax reforms also became apparent during the first half of 2001. Pan-European financial institutions, such as Allianz AG and Bayerische Hypo-und Vereinsbank, are exploring ways to swap latent shareholdings in an attempt to eliminate unproductive balance sheet assets and further strengthen their operations.

Lazard believes that Germany's recent pension and tax reform is likely to have a far-reaching and long-lasting impact on European capital markets. The deregulation and tax reform in the United States that set the stage for the robust equity returns witnessed throughout the 1990s are now apparent in Europe and, to a lesser extent, in Japan. We will, therefore, adhere to our investment process of maintaining focus on individual company fundamentals, as global firms seek to evolve into stronger companies with better fundamentals.

LAZARD INTERNATIONAL EQUITY PORTFOLIO

For the six months ended June 30, 2001, the Portfolio's Institutional Shares posted a total return of (13.82)% and Open Shares returned (13.94)%, each beating the (14.61)% return of the MSCI EAFE(R) Index during the same period.

International equity markets fell during the first quarter of 2001 largely because of concerns that the U.S. economic slowdown would negatively impact international companies, and because of widespread perception that international central banks were not dealing with interest rates aggressively enough to buoy those economies. In response, the Bank of Japan, the Bank of England, the European Central Bank and the Federal Reserve all cut interest rates during the first half of 2001, thereby triggering rallies across the globe, particularly in the beaten down technology and telecommunications sectors. Japanese stocks, despite negative media coverage,


4

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INVESTMENT OVERVIEWS (CONTINUED)

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had initially fallen less than their European counterparts, and the new Japanese
Prime Minister's announced intent to accelerate financial reforms further added to the optimism, driving Japanese stocks dramatically higher during the early
May rally. The rally faded later in the second quarter, however, as corporate earnings continued to be weak and expectations for economic growth in Europe and Japan were revised down. On a more positive note, the impact of recently announced German tax reforms began to become apparent during the first half of 2001, as pan-European financial institutions such as Allianz AG and Bayerische Hypo-und Vereinsbank began to explore ways to swap latent shareholdings in an attempt to eliminate unproductive balance sheet assets and strengthen their operations.


In response to the changing economic environment and new tax and retirement reforms, many companies in all sectors and markets have responded by implementing a number of restructuring and cost-cutting moves that are designed to return the companies to or to maintain current profitability. For example, BNP Paribas, France's largest bank, stopped lending to small businesses, as it deemed the margins no longer sufficient to cover the underlying risk. Similarly, ING Groep is enhancing its balance sheet through the disposal of assets and cost-cutting measures, such as selling its U.S. securities business to ABN AMRO and integrating its Barings unit into its European operations. ABN AMRO is not only buying businesses to bolster its competitive position, but it is also selling its non-core operations. The recent disposal of European American Bank, for example, added credibility to management's commitment to its strategy of restructuring the bank and has already yielded many positive results. Several other reorganization initiatives that were launched earlier have already yielded favorable results. For example, increases in oil production and cost savings allowed TotalFinaElf to raise its dividend by 40 percent and to announce record profits for 2000. Similarly, NTT DoCoMo, Japan's leading mobile phone company, announced that it expected to beat earnings forecasts for the fiscal year, with additional expansion planned into the i-mode mobile phone network in Europe and the United States within the year.

We believe that Germany's recent pension and tax reform is likely to continue to have a far-reaching and long-lasting impact on European capital markets. The deregulation and tax reform in the United States that set the stage for the robust equity returns witnessed throughout the 1990s are now apparent in Europe and, to a lesser extent, in Japan. Lazard believes that these reforms should increase the return on capital that companies are able to generate. Therefore, we will continue to adhere to our relative value style of investing that focuses on selecting financially productive companies on the basis of their individual fundamentals, rather than on popular market sentiment.

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

For the six months ended June 30, 2001, the Portfolio's Institutional Shares posted a total return of (2.86)% and Open Shares returned (3.11)%, each beating the (3.28)% return of the MSCI EAFE Small Cap(R) Index during the same period.

International equity markets, in general, did not perform well during the first quarter of 2001. However, by April they had rallied to end four consecutive quarters of decline. The EAFE small cap asset class defended itself against the overall decline better than large cap stocks and managed to outperform the large cap asset class for the entire first half of the year. Lazard believes that a valuation gap still exists between large and small cap stocks and that small caps are likely to continue to outperform large cap stocks for some time. The Portfolio's positive performance during the second quarter was largely attributed to strong stock selection in the United Kingdom and Sweden, and was fueled by investors heartened by interest rate cuts by the Bank of England, the European Central Bank and the Federal Reserve, as well as by positive reaction to new tax legislation.

By sector, strong contributions to the Portfolio's performance came from our consumer staples and consumer discretionary holdings. Singapore food manufacturer Want Want, for example, was the Portfolio's top performer for the first quarter, as it reported better-than-expected sales results for 2000. Swedish Match, maker of consumer products, announced both strong earnings for 2000 and a highly positive outlook for the future. Kidde, the U.K.-based supplier of fire and safety equipment, was another big contributor to the Portfolio's performance as it stated that its outlook for 2001 remained


                                                                               5

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THE LAZARD FUNDS, INC.
INVESTMENT OVERVIEWS (CONTINUED)

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encouraging despite the global economic downturn. Another U.K. holding, engineering company FKI, also performed well, reporting gains for May despite the economic downturn. While almost no sector remained unscathed by the markets' overall volatility, companies like Japanese mushroom grower, Hokuto, proved that exceptional stock selections could still be found in all sectors. Hokuto was among the Portfolio's top performers for the first half of the year because of its introduction of a new mushroom that was well received by the market, despite overall price pressure on consumer food products.

The United States has already seen a sharp decline in economic growth; Japan continues to remain in its decade long slump; and, while Europe has remained relatively resilient to the downturn, concern is growing that the effects of the U.S. economic downturn will soon undermine European stability. However, we believe that our relative value style helps us to uncover financially productive companies that are more resilient to swings in market sentiment. We will, therefore, continue to adhere to our disciplined fundamental approach.

LAZARD EMERGING MARKETS PORTFOLIO

For the six months ended June 30, 2001, the Portfolio's Institutional Shares posted a total return of 0.40% and Open Shares returned 0.27%, each beating the (1.64)% return of the MSCI EMF(R) Index during the same period.

The year began strongly for emerging markets equities, as they benefited from the aggressive easing of monetary policy by the Federal Reserve. However, increased fears of slowing growth, and global weakness in the technology and telecommunications sectors, led to a drop of about 5 percent for the MSCI EMF Index for the first quarter. The Asian markets performed the best, rising around
1.4 percent, while Latin American equities fell approximately 3 percent. By far, the weakest performing region was that of Europe and the Middle East, where shares finished down almost 22 percent. By the second quarter, emerging markets recovered sufficiently to rise approximately 4 percent, while international (developed) markets fell 1 percent. Eastern Europe was the strongest emerging markets region for the second quarter; however, Latin American markets also performed reasonably well. By region, Asia was the second quarter's laggard, as it was adversely affected by the continuing weakness in technology, which represents a large portion of the South Korean and Taiwanese markets. The slow movement towards much needed voluntary restructuring in Asia also contributed to its poor performance.

The first half of the year was dominated by national crises from all regions. Latin American equity markets were unable to escape the reverberations of Argentina's serious economic concerns, government reshuffling and dramatic volatility. The appointment of former finance minister Domingo Cavallo as economy minister, in late March, helped to steady Argentina's stock market. However, the effect Cavallo's appointment had on Brazil's economy, coupled with the increasing competition within the Brazilian telecommunications industry, resulted in the Brazilian market falling by more than 10 percent during the first quarter alone. Conversely, Mexican equities rose by almost 4 percent during the first quarter and 20 percent during the second quarter. Mexico's performance was greatly helped by Citigroup's announcement of its $12.5 billion acquisition of Mexico's leading financial group, Banacci, in May, and the positive tone of the economy that is being demonstrated in the strength of the peso.

Weak regional performance from Europe and the Middle East also resulted from internal crises. An argument between the Turkish President and Prime Minister contributed to huge capital outflows that led to a devaluation of the Turkish lira in February. Although a former World Bank executive was appointed to restore confidence with a new program, the lira fell further as investors were unimpressed by the government's lethargic enactment of important legislation. In Israel, equities finished more than 30 percent lower, as software shares were hammered and amid concerns over the election of the new Likud government. Subsequently, the aversion of the economic crisis in Turkey propelled Turkish stock prices to rise by more than 19 percent in the second quarter, thereby making Turkey one of the best performing markets year-to-date. Israel did not fare as well, as the on-going violence continues to badly affect the shekel, slow economic growth and swell Israel's budget deficits. In addition, foreign investment has plunged more than 50 percent this year as investors have pulled out of the Tel Aviv Stock Exchange.


6

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THE LAZARD FUNDS, INC.
INVESTMENT OVERVIEWS (CONTINUED)

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We remain concerned about the continuing swings in market sentiment, but believe that the Portfolio is well positioned for the long term. We believe that our relative value style leads to investments in well-managed businesses with strong cash flow and modest debt levels, enabling the Portfolio to maintain positions with more consistent earnings streams and lower valuations, which should help it to better weather these fluctuations. As well, we believe the Portfolio will continue to benefit from our disciplined fundamental approach.

LAZARD BOND PORTFOLIO

For the six months ended June 30, 2001, the Portfolio's Institutional Shares posted a total return of 3.61% and Open Shares returned 3.51%, each trailing the 4.08% return of the Lehman Intermediate Government/Corporate Bond(R) Index ("LIGCB") during the same period.

The Federal Reserve began an aggressive program of monetary policy easing in 2001, cutting interest rates a total of 6 times for a total reduction of 275 basis points. This significantly altered the U.S. government yield curve and reshaped investors' view of risk. As a result, non-government bonds, including corporate bonds, mortgages and asset-backed securities, enjoyed strong performance relative to government alternatives. The LIGCB Index rose by four percent during the first half of the year, with particular strength in the first quarter when it rose more than three percent. All sectors of the bond market participated, with returns on corporates, mortgages and asset-backed securities all exceeding Treasury returns.

High yield bonds were strong during the first quarter, but suffered from underlying weakness in the telecommunications and technology sectors in the second quarter and fell off sharply. Overall, the first half of 2001 for high yield bonds was characterized by alternating optimism and pessimism, which resulted from a significant level of volatility in the market. Investment grade corporate bonds and mortgages also performed well during the first half of the year, although mortgage performance was dampened somewhat as falling interest rates caused prepayment risk to increase. In spite of this, mortgage bonds posted solid overall performance. While the Treasury bond market performance was unspectacular in the second quarter, investment grade non-government assets enjoyed a strong environment despite limited weakness in June.

The Portfolio trailed its benchmark slightly for the first half of the year, as an allocation to the U.S. high yield corporate market suffered from weaknesses in the telecommunications sector and concern over earnings disappointments. This outlook reduced the high yield market's performance more than 2 percent behind that of Treasuries for the second quarter. In addition, the Portfolio was underweight in investment grade corporates; however, we increased the Portfolio's allocation significantly to capture the positive impact of tightening corporate yield spreads. Allocations to both asset-backed securities and commercial mortgages also added to the Portfolio's performance for the first half of the year.

Lazard remains optimistic regarding the prospects for bonds, as we believe that economic news will remain weak and that the Federal Reserve will probably continue to ease interest rates. This should continue to provide benefits to credit markets. Yet, as interest rates reach absolute low levels, return opportunities diminish and risk increases for bond portfolios, we will look to moderate risk exposures as necessary.

LAZARD HIGH YIELD PORTFOLIO

For the six months ended June 30, 2001, the Portfolio's Institutional Shares posted a total return of 2.89% and Open Shares returned 2.89%, each trailing the 3.38% return of the Merrill Lynch High Yield Master II(R) Index during the same period.

The first half of 2001 has alternated between extreme optimism and extreme pessimism, as investors focused on the promising nature of the Federal Reserve's interest rate cuts or on the bleak corporate profit outlook. These investor mood swings have led to heightened volatility in the U.S. high yield market. In spite of this volatility, the U.S. high yield market remains ahead almost 3.4 percent for the year.

The U.S. high yield market began the year strongly because of the Federal Reserve's first 50-basis point interest rate cut in January. In response, high yield bonds rallied to post returns of more than six percent for the month, making it the strongest single month performance for the U.S. corporate high yield


                                                                               7

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THE LAZARD FUNDS, INC.
INVESTMENT OVERVIEWS (CONTINUED)

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bond market since February 1991. Investors returned to the high yield market en masse as mutual fund flows surged. Smaller issuers outperformed larger issuers, and investors looked with favor on B-rated issuers, with which the Portfolio maintains overweight positions. The market continued its strong performance through mid-March. The Federal Reserve cut interest rates twice more by 50-basis points each time, bringing interest rates to five percent. While these cuts prompted the yield curve, which had been inverted through most of 2000, to again become positively sloped, the cuts proved insufficient to sustain the market's initial positive performance. By the end of March, the market had again weakened as the B-rated segment returned much of its earlier gains and the flows from mutual fund receded. The U.S. high yield market then dropped by 2.3 percent during the second quarter because of disappointing corporate earnings announcements and persistent weakness in the telecommunications sector.

Telecommunications was, in fact, one of the worst performing high yield sectors for the first half of the year; our cautious approach to this sector provided a positive influence on the Portfolio's performance. The Portfolio trailed the market slightly for the second quarter, as the negative impact of an overweight position to the weaker B-rated segment was largely offset by overweight positions in the cable and broadcasting sectors.

Lazard believes that the Federal Reserve will continue to ease interest rates, thereby enhancing the immediate future of the bond markets by improving liquidity. We also believe that the earnings picture in the United States will eventually gain a more stable footing. This would lead to improved performance in the high yield market during the second half of 2001. Lazard seeks to construct the Portfolio with higher quality companies that are designed to perform well under volatile circumstances and we believe that the Portfolio will continue to benefit by maintaining our disciplined fundamental approach.

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO

For the six months ended June 30, 2001, the Portfolio's Institutional Shares posted a total return of (6.69)% and Open Shares returned (6.74)%, each beating the (6.78)% return of the Salomon World Government Bond Index Ex-US(R) during the same period.

Most developed market currencies weakened against the U.S. dollar during the first half of the year. Global government bond markets rallied on signs of slowing economic growth in the first quarter, but later gave ground in the second quarter. Euro government bond market performance was disappointing, despite some late hope that the European Central Bank would reduce interest rates. Meanwhile, the Bank of England continued to indicate the preference for tighter policies and the U.K. Gilt market posted a weak second quarter. While bond markets were disappointing overall, non-government assets, including corporates and mortgages, performed well relative to government bonds for the first half of the year. Non-government assets in Europe surged early in the year, with risk premiums declining in most asset classes, particularly in higher rated segments such as asset-backed securities and corporate issues. Despite a general global weakness in the telecommunications sector, investment grade corporate telecommunications in Europe performed well. The Portfolio's overweight of these issuers provided a boost to relative performance in the second quarter.

The European high yield market began the year strongly, then succumbed to pressures from telecommunications and technology and faded in the second quarter, dropping more than 7 percent in June alone. Although an allocation to high yield negatively impacted performance, active management allowed the Portfolio's European high yield positions to significantly better the performance of the broader European high yield market. The primary drivers were the Portfolio's relatively defensive orientation, an underweight of the high yield telecommunications sector and an emphasis on higher quality industrial companies.

Although the local currency emerging market asset class suffered a rather weak first quarter, it recovered some ground with solid performance during the balance of the first half of the year. Strong country selection and the Portfolio's higher level of diversification both more than offset the first quarter's weakness and provided a significant benefit to first half performance for the sector and the Portfolio.

Overall, the Portfolio outperformed its benchmark Index; underperforming it in the first quarter and outperforming it in the second quarter. Although the


8

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THE LAZARD FUNDS, INC.
INVESTMENT OVERVIEWS (CONTINUED)

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strong U.S. dollar caused overall performance in international bond strategies to be disappointing, impressive active management in the emerging market debt sector augmented a solid period for high-grade non-government assets, such as corporates and asset-backed securities. Yield spreads in the euro-zone, the United Kingdom and other European non-government markets generally declined and the Portfolio's overweight of these sectors provided a positive contribution to relative performance.

LAZARD STRATEGIC YIELD PORTFOLIO

For the six months ended June 30, 2001, the Portfolio's Institutional Shares posted a total return of 3.55% and Open Shares returned 3.27%, each beating the 2.32% return of the One Month LIBOR USD Fixed Index during the same period.

Interest rate cuts by the Federal Reserve and strong showings by the technology and telecommunications sectors combined to spur a rally in global high yield bond markets for the beginning of 2001. Both U.S. and European high yield bonds rallied as investors returned with overwhelming force, mutual fund flows surged into the market and investors looked with favor on B-rated issuers, with which the Portfolio maintains overweight positions.

As the year progressed, however, weakness in the telecommunications and technology sectors drained the strength from the global high yield market and mutual fund flows receded. In addition, U.S. and European high yield corporate bonds were hampered by continuing volatility in underlying equity markets and investors' general uneasiness with the corporate earnings outlook. While performance in global corporate high yield markets proved disappointing in the first half of 2001, the emerging markets local currency debt sector posted a strong second quarter subsequent to its weak start for the year. The Portfolio's emerging markets local currency debt allocation posted strong relative performance throughout the first half of the year, because of a high level of diversification and strong active management. Key performers included the Portfolio's overweight positions in Poland, which benefited from falling interest rates and a strong currency, and Hungary, where the currency also rallied. Active management of the Portfolio's position in Turkey also was a strong contributor. The position was limited to overnight exposure to minimize risks, and exposure was eliminated prior to the most difficult periods. These positive contributors more than offset the impact of negative factors, which included lack of exposure to the Philippines and Lebanon, which performed well, and an overweight position in Brazil, which suffered through a weak first quarter.

Lazard's outlook is positive for emerging markets, as yields remain high and the Portfolio's current orientation is designed to minimize risks from individual crises. We also expect that the impact of easing monetary policy will continue to filter through the global economy, improving the environment for high yield corporate bonds.

LAZARD MORTGAGE PORTFOLIO

For the six months ended June 30, 2001, the Portfolio's Institutional Shares posted a total return of 3.21% trailing the 3.78% return of the Lehman Fixed-Rate MBS(R) Index during the same period.

The U.S. mortgage sector underperformed Treasury bonds for the first quarter of 2001, thereby starting the year with a disappointing performance. Falling interest rates caused investors to become more concerned with mortgage prepayments, and this led to widening yield spreads. The market recovered in April, however, as lower interest rate volatility and a general rally in non-government sectors drove the mortgage sector to produce its best relative performance, versus Treasuries, during the first half of 2001. May also proved a strong month for mortgages, and the combined positive results of April and May were more than sufficient to offset the weak first quarter and the sector's less-than-stellar June finish.

GNMA mortgage pass-throughs outperformed conventional pass-throughs during the first half of the year, and 30-year mortgage pass-throughs performed better than 15-year pass-throughs, although by a less impressive margin. Asset-backed securities and commercial mortgages also outperformed Treasuries during the first half of 2001.

The Lehman Fixed-Rate MBS Index returned 3.78 percent during the first half of 2001, outpacing comparable Treasury returns by a solid margin. However, the Portfolio's underweight position in GNMA mortgages, which performed well, and its higher sensitivity to increasing yield spreads and interest rate fluctuations caused the Portfolio to under-


                                                                               9

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THE LAZARD FUNDS, INC.
INVESTMENT OVERVIEWS (CONCLUDED)

--------------------------------------------------------------------------------

perform the index. On the positive side, the Portfolio's tactical positions in commercial mortgages and asset-backed securities outperformed mortgages in the first quarter, and the overall defensive orientation during the mortgage market's weak period of February and March helped mitigate the Portfolio's relative performance year-to-date.

The relatively stable range of 10-year Treasury yields during 2001 has provided stability to the mortgage market, and Lazard believes that the prevailing low level of mortgage rates has resulted in an attractive level of risk compensation to mortgage investors.

NOTES TO INVESTMENT OVERVIEWS:

All returns are for the period ended June 30, 2001. The performance for the relevant indices are for the comparable period. Portfolio returns are net of fees and assume reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio have been waived and/or reimbursed by the Fund's Investment Manager and/or Administrator; without such waiver/reimbursement of expenses, the Portfolio's total return would have been lower.

Past performance is not indicative, nor a guarantee, of future results.


10

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THE LAZARD FUNDS, INC.
PERFORMANCE TABLE

--------------------------------------------------------------------------------
THE PERFORMANCE DATA CONTAINED IN THE PERFORMANCE TABLE IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN A PORTFOLIO UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2001
                                        --------------------------------------------------------------
                                                             INSTITUTIONAL SHARES
                                        --------------------------------------------------------------
                                             ONE           THREE       FIVE      TEN         SINCE
                                             YEAR           YEAR       YEAR      YEAR      INCEPTION*
                                        --------------------------------------------------------------
Lazard Equity Portfolio                      2.31%         2.20%      10.56%    14.07%      12.40%
S&P 500(R) Index**                        (14.83)%         3.89%      14.47%    15.10%      13.59%
S&P/BARRA Value(R) Index**                   7.92%         6.07%      14.34%    15.18%      13.27%
Russell 1000(R) Value Index**               10.33%         5.35%      14.94%    15.78%      13.63%

Lazard Mid Cap Portfolio                    27.28%        10.82%          --        --      11.44%
Russell Midcap(R) Index**                    0.96%         8.17%          --        --      10.16%
Russell Midcap Value Index**                23.92%         6.43%          --        --       8.86%

Lazard Small Cap Portfolio                  21.74%         3.65%       9.99%        --      14.69%
Russell 2000(R) Index**                      0.65%         5.31%       9.62%        --      12.77%
Russell 2000 Value Index**                  30.87%         6.92%      13.45%        --      15.80%

Lazard Global Equity Portfolio            (14.71)%       (1.41)%       7.51%        --       7.83%
MSCI(R) World(R) Index**                  (20.30)%         1.13%       8.16%        --       8.63%

Lazard International Equity Portfolio     (19.27)%       (2.21)%       5.79%        --       7.74%
MSCI EAFE(R) Index**                      (23.60)%       (1.24)%       2.89%        --       5.55%

Lazard International Small Cap Portfolio   (8.22)%         0.24%       5.99%        --       5.88%
MSCI EAFE Small Cap(R) Index**            (16.74)%       (1.44)%     (5.57)%        --      (0.75)%

Lazard Emerging Markets Portfolio         (22.68)%       (2.03)%     (4.82)%        --      (1.94)%
MSCI EMF(R) Index**                       (25.82)%         1.48%     (6.40)%        --      (3.95)%

Lazard Bond Portfolio                        8.80%         4.39%       5.93%        --       6.05%
Lehman Intermediate Gov't/Corp
  Bond(R) Index**                           11.04%         6.43%       7.01%        --       6.94%

Lazard High Yield Portfolio                (9.68)%       (5.29)%          --        --      (2.23)%
Merrill Lynch High Yield
  Master II(R) Index**                     (0.92)%       (0.34)%          --        --       1.00%

Lazard International Fixed-Income
  Portfolio                                (7.92)%       (1.33)%     (0.43)%        --       4.18%
Salomon World Government Bond
  Index Ex-US(R)**+                        (7.43)%       (0.20)%       0.49%        --       5.40%

Lazard Strategic Yield Portfolio             3.37%         2.26%       4.66%        --       6.45%
One Month LIBOR USD Fixed Index**            5.67%         5.59%       5.60%        --       5.07%


NOTES TO PERFORMANCE TABLE:

* Performance is measured for Lazard Equity Portfolio from: June 1, 1987--Institutional, February 5, 1997--Open; Lazard Mid Cap Portfolio from:
     November 4, 1997--Institutional, November 4, 1997--Open; Lazard Small Cap Portfolio from: October 30, 1991--Institutional, January 30, 1997--Open; Lazard Global Equity Portfolio from: January 4, 1996--Institutional, January 30, 1997--Open; Lazard International Equity Portfolio from: October 29, 1991--Institutional, January 23, 1997--Open; Lazard International Small Cap Portfolio from: December 1, 1993--Institutional, February 13, 1997--Open; Lazard Emerging Markets Portfolio from: July 15, 1994--Institutional, January 8, 1997--Open; Lazard Bond Portfolio from:
     November 12, 1991--Institutional, March 5, 1997--Open; Lazard High Yield Portfolio from: January 2, 1998--Institutional, February 24, 1998--Open; Lazard International Fixed-Income Portfolio from: November 8, 1991--Institutional, January 8, 1997--Open; Lazard Strategic Yield Portfolio from: October 1, 1991--Institutional, January 23, 1997--Open; Lazard Mortgage Portfolio from: December 29, 2000--Institutional.

     The performance for the relevant indices are for the comparable period. Portfolio returns are net of fees and assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived and/or reimbursed by the Fund's Investment Manager and/or Administrator; without such waiver/reimbursement of expenses, the Portfolios' total returns would have been lower.

     Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of each Portfolio will fluctuate, so that an investor's shares in a Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

+ Effective January 1, 1993, the Portfolio is measured by the index "excluding U.S." Performance of the index "Since Inception" is a blended return of the index "including U.S." and the index "excluding U.S." for the applicable periods.

                    See additional footnotes on next page.

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THE LAZARD FUNDS, INC.
PERFORMANCE TABLE (CONTINUED)
--------------------------------------------------------------------------------

                                          CUMULATIVE TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2001
                                        --------------------------------------------------------------
                                                             INSTITUTIONAL SHARES
                                        --------------------------------------------------------------
                                             ONE           THREE       FIVE      TEN         SINCE
                                             YEAR           YEAR       YEAR      YEAR      INCEPTION*
                                        --------------------------------------------------------------
Lazard Equity Portfolio                      2.31%         6.75%      65.22%   273.16%       419.00%
S&P 500(R) Index**                        (14.83)%        12.11%      96.56%   308.04%       501.85%
S&P/BARRA Value(R) Index**                   7.92%        19.35%      95.47%   310.86%       478.59%
Russell 1000(R) Value Index**               10.33%        16.94%     100.65%   332.71%       504.65%

Lazard Mid Cap Portfolio                    27.28%        36.12%          --        --        48.58%
Russell Midcap(R) Index**                    0.96%        26.58%          --        --        42.42%
Russell Midcap Value Index**                23.92%        20.54%          --        --        36.36%

Lazard Small Cap Portfolio                  21.74%        11.37%      60.96%        --       276.25%
Russell 2000(R) Index**                      0.65%        16.80%      58.29%        --       219.48%
Russell 2000 Value Index**                  30.87%        22.24%      87.93%        --       313.02%

Lazard Global Equity Portfolio            (14.71)%       (4.16)%      43.61%        --        51.22%
MSCI(R) World(R) Index**                  (20.30)%         3.43%      48.01%        --        57.54%

Lazard International Equity Portfolio     (19.27)%       (6.48)%      32.48%        --       105.58%
MSCI EAFE(R) Index**                      (23.60)%       (3.67)%      15.32%        --        68.62%

Lazard International Small Cap Portfolio  ( 8.22)%         0.71%      33.73%        --        54.24%
MSCI EAFE Small Cap(R) Index**            (16.74)%       (4.26)%    (24.93)%        --       (5.57)%

Lazard Emerging Markets Portfolio         (22.68)%       (5.95)%    (21.89)%        --      (12.76)%
MSCI EMF(R) Index**                       (25.82)%         4.51%    (28.17)%        --      (24.59)%

Lazard Bond Portfolio                        8.80%        13.77%      33.41%        --        76.40%
Lehman Intermediate Gov't/Corp
  Bond(R) Index**                           11.04%        20.57%      40.32%        --        91.34%

Lazard High Yield Portfolio                (9.68)%      (15.03)%          --        --       (7.57)%
Merrill Lynch High Yield
  Master II(R) Index**                     (0.92)%       (1.01)%          --        --         3.52%

Lazard International
  Fixed-Income Portfolio                   (7.92)%       (3.93)%     (2.13)%        --        48.53%
Salomon World Government Bond
  Index Ex-US(R)**+                        (7.43)%       (0.59)%       2.46%        --        66.33%

Lazard Strategic Yield Portfolio             3.37%         6.93%      25.60%        --        83.91%
One Month LIBOR USD Fixed Index**            5.67%        17.73%      31.30%        --        61.95%

Lazard Mortgage Portfolio                       --            --          --        --         3.25%
Lehman Fixed-Rate MBS(R) Index**                --            --          --        --         3.90%

** The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and assume reinvestment of dividends and distributions, if any. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The S&P/BARRA Value Index is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index (consisting of the 1,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Value Index measures performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000(R) Index (consisting of the 3,000 largest U.S. companies by capitalization). The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Morgan Stanley Capital International (MSCI) World Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia, the Far East ("EAFE"), New Zealand, Canada and the United States. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries. The MSCI Emerging Markets Free ("EMF") Index is comprised of emerging market securities in countries open to non-local investors. The Lehman Intermediate Gov't/Corp Bond Index is comprised of U.S. Government and corporate bonds in the intermediate maturity range calculated by Lehman
     Brothers. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Salomon World Government Bond Index Ex-US is a market capitalization-weighted index of institutionally traded fixed rate non-U.S. dollar government bonds, fully hedged into U.S. dollars. The One Month London Interbank Offered Rate ("LIBOR") USD Fixed Index is an average derived from sixteen quotations of the rate that banks dealing in
     Eurodollars charge each other for large loans, as provided by banks determined by the British Bankers Association. The Lehman Fixed-Rate Mortgage-Backed Securities ("MBS") Index is an index of U.S. mortgage-backed securities in the intermediate maturity range calculated by Lehman Brothers.

                   See additional footnotes on previous page.
  12

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.
PERFORMANCE TABLE (CONCLUDED)

-------------------------------------------------------------------------------

                                                             AVERAGE ANNUAL TOTAL RETURNS
                                                           FOR PERIODS ENDED JUNE 30, 2001
                                                       ----------------------------------------
                                                                     OPEN SHARES
                                                       ----------------------------------------
                                                             ONE         THREE         SINCE
                                                            YEAR          YEAR      INCEPTION*
                                                       ------------- ------------ -------------
Lazard Equity Portfolio                                   2.01%        1.93%         8.35%
S&P 500(R) Index**                                     (14.83)%        3.89%        13.04%
S&P/BARRA Value(R) Index**                                7.92%        6.07%        12.18%
Russell 1000(R) Value Index**                            10.33%        5.35%        12.55%

Lazard Mid Cap Portfolio                                 26.98%       10.45%        11.09%
Russell Midcap(R) Index**                                 0.96%        8.17%        10.16%
Russell Midcap Value Index**                             23.92%        6.43%         8.86%

Lazard Small Cap Portfolio                               21.45%        3.37%         7.97%
Russell 2000(R) Index**                                   0.65%        5.31%         9.12%
Russell 2000 Value Index**                               30.87%        6.92%        12.12%

Lazard Global Equity Portfolio                          (14.99)%      (1.66)%        6.31%
MSCI(R) World(R) Index**                                (20.30)%       1.13%         7.57%

Lazard International Equity Portfolio                   (19.55)%      (2.54)%        5.20%
MSCI EAFE(R) Index**                                    (23.60)%      (1.24)%        3.72%

Lazard International Small Cap Portfolio                 (8.65)%      (0.17)%        4.27%
MSCI EAFE Small Cap(R) Index**                          (16.74)%      (1.44)%       (3.83)%

Lazard Emerging Markets Portfolio                       (22.86)%      (2.18)%       (6.57)%
MSCI EMF(R) Index**                                     (25.82)%       1.48%        (6.48)%

Lazard Bond Portfolio                                     8.56%        4.11%         5.21%
Lehman Intermediate Gov't/Corp Bond(R) Index**           11.04%        6.43%         6.99%

Lazard High Yield Portfolio                              (9.81)%      (5.49)%       (4.00)%
Merrill Lynch High Yield Master II(R) Index**            (0.92)%      (0.34)%        0.41%

Lazard International Fixed-Income Portfolio              (8.17)%      (1.58)%       (1.79)%
Salomon World Government Bond Index Ex-US(R)**           (7.43)%      (0.20)%       (0.64)%

Lazard Strategic Yield Portfolio                          2.87%        1.83%         2.81%
One Month LIBOR USD Fixed Index**                         5.67%        5.59%         5.62%


            CUMULATIVE TOTAL RETURNS
        FOR PERIODS ENDED JUNE 30, 2001
   ------------------------------------------
                  OPEN SHARES
   ------------------------------------------
         ONE         THREE         SINCE
        YEAR          YEAR       INCEPTION*
   ------------- ------------ ---------------
      2.01%         5.90%       42.25%
    (14.83)%       12.11%       71.51%
      7.92%        19.35%       65.79%
     10.33%        16.94%       68.22%

     26.98%        34.73%       46.88%
      0.96%        26.58%       42.41%
     23.92%        20.54%       36.36%

     21.45%        10.46%       40.26%
      0.65%        16.80%       47.02%
     30.87%        22.24%       65.69%

    (14.99)%       (4.91)%      31.01%
    (20.30)%        3.43%       38.03%

    (19.55)%       (7.43)%      25.21%
    (23.60)%       (3.67)%      17.59%

     (8.65)%       (0.51)%      20.07%
    (16.74)%       (4.26)%     (15.73)%

    (22.86)%       (6.41)%     (26.22)%
    (25.82)%        4.51%      (25.92)%

      8.56%        12.83%       24.54%
     11.04%        20.57%       33.93%

     (9.81)%      (15.59)%     (12.76)%
     (0.92)%       (1.01)%       1.38%

     (8.17)%       (4.67)%      (7.75)%
     (7.43)%       (0.59)%      (2.83)%

      2.87%         5.60%       13.09%
      5.67%        17.73%       27.46%

                        See footnotes on previous pages.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------


DESCRIPTION                                          SHARES          VALUE
--------------------------------------------------------------------------------

LAZARD EQUITY PORTFOLIO

COMMON STOCKS--98.4%

AEROSPACE & DEFENSE--2.1%
 Honeywell International, Inc. ..............        45,600        $1,595,544
 United Technologies Corp. ..................        38,000         2,783,880
                                                                   ----------
                                                                    4,379,424
                                                                   ----------
ALUMINUM--1.0%
 Alcoa, Inc. ................................        55,300         2,178,820
                                                                   ----------
AUTOMOTIVE--1.2%
 Delphi Automotive Systems Corp. ............       167,100         2,661,903
                                                                   ----------
BANKING & FINANCIAL SERVICES--12.2%
 American Express Co. .......................        49,200         1,908,960
 Bank of America Corp. ......................        51,950         3,118,559
 Citigroup, Inc. ............................       111,297         5,880,933
 FleetBoston Financial Corp. ................       133,000         5,246,850
 J.P. Morgan Chase & Co. ....................        76,236         3,400,126
 Merrill Lynch & Co., Inc. ..................        52,300         3,098,775
 PNC Financial Services Group ...............        53,100         3,493,449
                                                                   ----------
                                                                   26,147,652
                                                                   ----------
BREWERY--2.7%
 Anheuser-Busch Cos., Inc. ..................       138,700         5,714,440
                                                                   ----------
BROADCASTING--0.9%
 Charter Communications, Inc.,
  Class A (a) ...............................        85,300         1,991,755
                                                                   ----------
BUSINESS SERVICES & SUPPLIES--1.7%
 First Data Corp. ...........................        56,700         3,642,975
                                                                   ----------
CHEMICALS & PLASTICS--1.2%
 Du Pont (E.I.) de Nemours & Co. ............        53,100         2,561,544
                                                                   ----------
COMPUTER SERVICES--0.6%
 Electronic Data Systems Corp. ..............        21,300         1,331,250
                                                                   ----------
COMPUTER SOFTWARE--1.6%
 Microsoft Corp. (a) ........................        47,100         3,438,300
                                                                   ----------
COMPUTERS & BUSINESS EQUIPMENT--5.5%
 Compaq Computer Corp. ......................       302,000         4,677,980
 Hewlett-Packard Co. ........................       118,900         3,400,540
 International Business
  Machines Corp. ............................        33,500         3,785,500
                                                                   ----------
                                                                   11,864,020
                                                                   ----------
CONGLOMERATES--0.5%
 Textron, Inc. ..............................        19,200         1,056,768
                                                                   ----------
COSMETICS & TOILETRIES--1.7%
 The Gillette Co. ...........................       124,600         3,612,154
                                                                   ----------
DIVERSIFIED--4.3%
 Minnesota Mining &
  Manufacturing Co. .........................        29,000        $3,308,900
 PPG Industries, Inc. .......................        56,100         2,949,177
 Tyco International, Ltd. ...................        52,700         2,872,150
                                                                   ----------
                                                                    9,130,227
                                                                   ----------
DRUGS & HEALTH CARE--9.5%
 American Home Products Corp. ...............        65,800         3,845,352
 Bristol-Myers Squibb Co. ...................        39,200         2,050,160
 Elan Corp. PLC ADR (a) .....................        54,200         3,306,200
 Eli Lilly & Co. ............................        76,200         5,638,800
 Pharmacia Corp. ............................        58,800         2,701,860
 Schering-Plough Corp. ......................        78,200         2,833,968
                                                                   ----------
                                                                   20,376,340
                                                                   ----------
ELECTRONICS--2.0%
 Motorola, Inc. .............................       134,900         2,233,944
 Texas Instruments, Inc. ....................        63,800         2,009,700
                                                                   ----------
                                                                    4,243,644
                                                                   ----------

FOOD & BEVERAGES--5.6%
 H.J. Heinz Co. .............................        66,900         2,735,541
 Kraft Foods, Inc., Class A (a) .............        45,600         1,413,600
 PepsiCo, Inc. ..............................        97,900         4,327,180
 The Kroger Co. (a) .........................       133,900         3,347,500
 The Quaker Oats Co. ........................         2,800           255,500
                                                                   ----------
                                                                   12,079,321
                                                                   ----------
HOTELS & RESTAURANTS--1.6%
 McDonald's Corp. ...........................       128,300         3,471,798
                                                                   ----------
INSURANCE--5.5%
 American General Corp. .....................        20,500           952,225
 American International Group, Inc. .........        32,600         2,803,600
 The Hartford Financial Services
  Group, Inc. ...............................        78,700         5,383,080
 XL Capital, Ltd., Class A ..................        30,700         2,520,470
                                                                   ----------
                                                                   11,659,375
                                                                   ----------
MANUFACTURING--1.9%
 General Electric Co. .......................        83,800         4,085,250
                                                                   ----------
MULTIMEDIA--6.8%
 AOL Time Warner, Inc. (a) ..................       101,250         5,366,250
 The News Corp. Ltd., ADR ...................       196,200         6,356,880
 Viacom, Inc., Class B (a) ..................        55,200         2,856,600
                                                                   ----------
                                                                   14,579,730
                                                                   ----------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
DESCRIPTION                                  SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD EQUITY PORTFOLIO (CONCLUDED)
OIL & GAS--7.2%
 Chevron Corp. ............................  34,100     $ 3,086,050
 Conoco, Inc., Class B .................... 108,474       3,134,899
 El Paso Corp. ............................  47,988       2,521,289
 Exxon Mobil Corp. ........................  36,664       3,202,600
 Texaco, Inc. .............................  51,500       3,429,900
                                                        -----------
                                                         15,374,738
                                                        -----------
PAPER PRODUCTS--1.0%
 International Paper Co. ..................  57,500       2,052,750
                                                        -----------
PETROLEUM EQUIPMENT & SERVICES--0.6%
 Schlumberger, Ltd. .......................  24,700       1,300,455
                                                        -----------
RETAIL--1.9%
 Target Corp. ............................. 116,600       4,034,360
                                                        -----------
SEMICONDUCTORS & COMPONENTS--2.2%
 Agere Systems, Inc., Class A (a) ......... 363,200       2,724,000
 Intel Corp. ..............................  68,200       1,994,850
                                                        -----------
                                                          4,718,850
                                                        -----------
TELECOMMUNICATIONS--8.0%
 AT&T Wireless Group (a) .................. 188,200       3,077,070
 Qwest Communications
  International, Inc. .....................  83,400       2,657,958
 SBC Communications, Inc. ................. 137,779       5,519,427
 Verizon Communications, Inc. .............  73,100       3,910,850
 WorldCom, Inc.-WorldCom
  Group (a) ............................... 140,100       1,989,420
                                                        -----------
                                                         17,154,725
                                                        -----------
TOBACCO--2.2%
 Philip Morris Cos., Inc. .................  93,500       4,745,125
                                                        -----------
UTILITIES--5.2%
 Constellation Energy Group, Inc. .........  49,900       2,125,740
 Entergy Corp. ............................  43,500       1,669,965
 FPL Group, Inc. ..........................  74,900       4,509,729
 Public Service Enterprise
  Group, Inc. .............................  55,400       2,709,060
                                                        -----------
                                                         11,014,494
                                                        -----------
TOTAL COMMON STOCKS
 (Identified cost $207,753,349)............             210,602,187
                                                        -----------
CONVERTIBLE PREFERRED STOCK--0.6%
COMPUTER SERVICES--0.6%
 Electronic Data Systems Corp.,
  7.625%, 08/17/04
  (Identified cost $1,305,000).............  26,100       1,375,470
                                                        -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------
CONVERTIBLE BONDS--1.5%
BROADCASTING--0.3%
 Charter Communications, Inc.,
  Class A,
  4.75%, 06/01/06 .....................   $     673         717,351
                                                        -----------
COMPUTERS & BUSINESS EQUIPMENT--1.2%
 Hewlett-Packard Co.,
  0.00%, 10/14/17 (l) .................       4,724       2,522,096
                                                        -----------
TOTAL CONVERTIBLE BONDS
 (Identified cost $3,209,130)..........                   3,239,447
                                                        -----------
REPURCHASE AGREEMENT--1.9%
 State Street Corp., 3.88%, 07/02/01,
  (Dated 06/29/01, collateralized by
  $3,890,000 United States Treasury
  Note, 6.00%, 08/15/09, with a
  value of $4,152,575)
  (Identified cost $4,070,000).........       4,070       4,070,000
                                                        -----------
TOTAL INVESTMENTS
 (Identified cost $216,337,479) (b) ......... 102.4%   $219,287,104
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS ............................... ( 2.4)     (5,175,128)
                                              ------    -----------
NET ASSETS .................................. 100.0%   $214,111,976
                                              ======   ============
   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                        SHARES         VALUE
--------------------------------------------------------------------------------

LAZARD MID CAP PORTFOLIO

COMMON STOCKS--97.3%

AUTOMOTIVE--2.3%
 Delphi Automotive Systems Corp. .........         35,400       $ 563,922
                                                                ---------
BANKING & FINANCIAL SERVICES--10.6%
 A.G. Edwards, Inc. ......................          5,600         252,000
 Allied Capital Corp. ....................         10,000         231,500
 Capital One Financial Corp. .............          2,000         120,000
 Heller Financial, Inc., Class A .........          5,000         200,000
 Instinet Group, Inc. (a) ................         25,700         479,048
 Mercantile Bankshares Corp. .............          9,900         387,387
 North Fork Bancorporation, Inc. .........          8,950         277,450
 SouthTrust Corp. ........................          7,400         192,400
 TCF Financial Corp. .....................          8,900         412,159
                                                                ---------
                                                                2,551,944
                                                                ---------
BROADCASTING--2.7%
 Charter Communications, Inc.,
  Class A (a) ............................         19,900         464,665
 USA Networks, Inc. (a) ..................          6,300         176,400
                                                                ---------
                                                                  641,065
                                                                ---------
BUSINESS SERVICES & SUPPLIES--8.6%
 Celestica, Inc. (a) .....................          3,900         200,850
 Gartner, Inc., Class A (a) ..............         70,100         771,100
 Iron Mountain, Inc. (a) .................          7,800         349,752
 KPMG Consulting, Inc. (a) ...............         22,800         349,980
 The Titan Corp. (a) .....................         16,700         382,430
                                                                ---------
                                                                2,054,112
                                                                ---------
COMPUTER SERVICES--1.3%
 Acxiom Corp. (a) ........................         24,000         314,160
                                                                ---------
COMPUTER SOFTWARE--1.1%
 Intuit, Inc. (a) ........................          6,800         271,932
                                                                ---------
COMPUTERS & BUSINESS EQUIPMENT--5.1%
 Diebold, Inc. ...........................         17,300         556,195
 Maxtor Corp. (a) ........................         83,928         440,622
 NCR Corp. (a) ...........................          5,000         235,000
                                                                ---------
                                                                1,231,817
                                                                ---------
CONGLOMERATES--2.0%
 Textron, Inc. ...........................          8,700         478,848
                                                                ---------
DIVERSIFIED--11.1%
 Cooper Industries, Inc. .................          6,200         245,458
 Navistar International Corp. (a) ........         17,300         486,649
 Newell Rubbermaid, Inc. .................         20,100         504,510
 PPG Industries, Inc. ....................         10,500         551,985
 SPX Corp. (a) ...........................          3,100         388,058
 Viad Corp. ..............................         18,400         485,760
                                                                ---------
                                                                2,662,420
                                                                ---------
DRUGS & HEALTH CARE--7.0%
 Biogen, Inc. (a) ........................          7,900         429,444
 Celgene Corp. (a) .......................         16,000         461,600
 King Pharmaceuticals, Inc. (a) ..........         10,200         548,250
 MedImmune, Inc. (a) .....................          5,300         250,160
                                                                ---------
                                                                1,689,454
                                                                ---------
ELECTRONICS--0.7%
 Millipore Corp. .........................          2,800         173,544
                                                                ---------
FOOD & BEVERAGES--4.6%
 PepsiAmericas, Inc. .....................         38,300         509,390
 The Quaker Oats Co. .....................          6,500         593,125
                                                                ---------
                                                                1,102,515
                                                                ---------
INSURANCE--4.5%
 ACE, Ltd. ...............................         14,500         566,805
 Ambac Financial Group, Inc. .............          8,750         509,250
                                                                ---------
                                                                1,076,055
                                                                ---------

OIL & GAS--7.5%
 Baker Hughes, Inc. ......................         14,900         499,150
 Cooper Cameron Corp. (a) ................          5,800         323,640
 Tidewater, Inc. .........................         12,200         459,940
 USX-Marathon Group ......................         17,100         504,621
                                                                ---------
                                                                1,787,351
                                                                ---------
PAPER PRODUCTS--1.7%
 Bowater, Inc. ...........................          9,200         411,608
                                                                ---------
PUBLISHING--2.0%
 The New York Times Co., Class A .........          5,600         235,200
 Valassis Communications, Inc. (a) .......          6,900         247,020
                                                                ---------
                                                                  482,220
                                                                ---------
REAL ESTATE--4.9%
 Archstone Communities Trust .............         14,700         378,966
 Equity Office Properties Trust ..........         16,700         528,221
 Health Care Property Investors, Inc......          7,600         261,440
                                                                ---------
                                                                1,168,627
                                                                ---------
RETAIL--7.1%
 Blockbuster, Inc., Class A ..............         11,400         208,050
 Ross Stores, Inc. .......................         22,500         538,875
 The Limited, Inc. .......................         30,500         503,860
 Venator Group, Inc. (a) .................         28,800         440,640
                                                                ---------
                                                                1,691,425
                                                                ---------
SEMICONDUCTORS & COMPONENTS--1.4%
 Agere Systems, Inc., Class A (a) ........         43,700         327,750
                                                                ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------


DESCRIPTION                                 SHARES         VALUE
--------------------------------------------------------------------------------

LAZARD MID CAP PORTFOLIO (CONCLUDED)

TELECOMMUNICATIONS--2.8%
 Harris Corp. ............................. 24,500       $  666,645
                                                         ----------
UTILITIES--8.3%
 Constellation Energy Group, Inc. ......... 13,000          553,800
 Entergy Corp. ............................ 13,700          525,943
 FirstEnergy Corp. ........................  7,600          244,416
 NiSource, Inc. ...........................  6,800          185,844
 UtiliCorp United, Inc. ................... 16,000          488,800
                                                         ----------
                                                          1,998,803
                                                         ----------
TOTAL COMMON STOCKS
 (Identified cost $21,188,373).............              23,346,217
                                                         ----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ----------
REPURCHASE AGREEMENT--4.5%
 State Street Corp., 3.88%, 07/02/01,
  (Dated 06/29/01, collateralized by
  $1,020,000 United States Treasury
  Note, 6.625%, 05/15/07, with a
  value of $1,104,126)
  (Identified cost $1,081,000)............. $1,081      $ 1,081,000
                                                        -----------
TOTAL INVESTMENTS
 (Identified cost $22,269,373) (b) ........ 101.8%      $24,427,217
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS .............................  (1.8)         (441,532)
                                            ------      -----------
NET ASSETS ................................ 100.0%      $23,985,685
                                            ======      ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                          SHARES         VALUE
--------------------------------------------------------------------------------

LAZARD SMALL CAP PORTFOLIO

COMMON STOCKS--96.6%

AIRLINES--0.9%
 Alaska Air Group, Inc. (a) ................        192,200       $5,554,580
 Atlantic Coast Airlines
  Holdings, Inc. (a) .......................         26,200          785,738
                                                                  ----------
                                                                   6,340,318
                                                                  ----------
AUTO PARTS--0.6%
 Pennzoil-Quaker State Co. .................        366,700        4,107,040
                                                                  ----------
BANKING & FINANCIAL SERVICES--9.6%
 Allied Capital Corp. ......................        353,800        8,190,470
 Chittenden Corp. ..........................        208,800        7,026,120
 Cullen/Frost Bankers, Inc. ................        151,100        5,114,735
 East West Bancorp, Inc. ...................        101,800        2,748,600
 Heller Financial, Inc., Class A ...........        306,900       12,276,000
 Investment Technology
  Group, Inc. (a) ..........................        122,400        6,155,496
 New York Community Bancorp, Inc............        230,217        8,667,670
 Richmond County Financial Corp. ...........        152,500        5,721,800
 Southwest Bancorporation of
  Texas, Inc. (a) ..........................         80,300        2,425,863
 Westamerica Bancorporation ................         88,200        3,461,850
 Wilmington Trust Corp. ....................         72,300        4,529,595
                                                                  ----------
                                                                  66,318,199
                                                                  ----------
BUSINESS SERVICES & SUPPLIES--11.0%
 American Management
  Systems, Inc. (a) ........................        375,900        8,871,240
 Answerthink, Inc. (a) .....................        824,800        8,239,752
 Dendrite International, Inc. (a) ..........        484,400        3,633,000
 Gartner, Inc., Class A (a) ................        777,300        8,550,300
 Iron Mountain, Inc. (a) ...................        239,500       10,739,180
 MAXIMUS, Inc. (a) .........................        210,000        8,418,900
 The Profit Recovery Group
  International, Inc. (a) ..................        487,300        5,584,458
 The Titan Corp. (a) .......................        433,400        9,924,860
 United Stationers, Inc. (a) ...............        232,800        7,347,168
 West Corp. (a) ............................        223,200        4,912,632
                                                                  ----------
                                                                  76,221,490
                                                                  ----------
CHEMICALS & PLASTICS--0.7%
 Ferro Corp. ...............................        207,100        4,516,851
                                                                  ----------
COMPUTER SERVICES--0.7%
 Acxiom Corp. (a) ..........................        359,300        4,703,237
                                                                  ----------
COMPUTER SOFTWARE--2.0%
 Avant! Corp. (a) ..........................        483,300       $6,427,890
 Mentor Graphics Corp. (a) .................        439,600        7,693,000
                                                                  ----------
                                                                  14,120,890
                                                                  ----------
COMPUTERS & BUSINESS EQUIPMENT--4.3%
 Avocent Corp. (a) .........................        333,600        7,589,400
 Black Box Corp. (a) .......................         94,000        6,331,840
 Diebold, Inc. .............................        188,700        6,066,705
 Maxtor Corp. (a) ..........................      1,786,000        9,376,500
                                                                  ----------
                                                                  29,364,445
                                                                  ----------
CONSTRUCTION MATERIALS--0.8%
 Dal-Tile International, Inc. (a) ..........        297,900        5,526,045
                                                                  ----------
CONTAINERS--1.1%
 Packaging Corp. of America (a) ............        498,300        7,738,599
                                                                  ----------
DIVERSIFIED--0.9%
 Navistar International Corp. (a) ..........        125,300        3,524,689
 The Liberty Corp. .........................         60,600        2,424,000
                                                                  ----------
                                                                   5,948,689
                                                                  ----------
DRUGS & HEALTH CARE--4.5%
 Celgene Corp. (a) .........................        335,500        9,679,175
 Manor Care, Inc. (a) ......................        320,000       10,160,000
 Owens & Minor, Inc. .......................        368,400        6,999,600
 Pharmacopeia, Inc. (a) ....................        185,100        4,442,400
                                                                  ----------
                                                                  31,281,175
                                                                  ----------

EDUCATION--0.5%
 ITT Educational Services, Inc. (a) ........          8,100          364,500
 Learning Tree International, Inc. (a) .....        127,900        2,936,584
                                                                  ----------
                                                                   3,301,084
                                                                  ----------
ELECTRICAL EQUIPMENT--1.9%
 Axcelis Technologies, Inc. (a) ............        111,500        1,650,200
 Belden, Inc. ..............................        173,620        4,644,335
 LTX Corp. (a) .............................        264,800        6,768,288
                                                                  ----------
                                                                  13,062,823
                                                                  ----------
ELECTRONICS--1.4%
 Sensormatic Electronics Corp. (a) .........        571,500        9,715,500
                                                                  ----------
FOOD & BEVERAGES--1.4%
 PepsiAmericas, Inc. .......................        713,700        9,492,210
                                                                  ----------
GAS EXPLORATION--1.4%
 Louis Dreyfus Natural Gas Corp. (a)........        284,200        9,904,370
                                                                  ----------
HOMEBUILDERS--0.9%
 Toll Brothers, Inc. (a) ...................        158,800        6,242,428
                                                                  ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                         SHARES            VALUE
--------------------------------------------------------------------------------

LAZARD SMALL CAP PORTFOLIO (CONTINUED)

HOTELS & RESTAURANTS--2.2%
 Jack in the Box, Inc. (a) ..................       393,900        $10,280,790
 Prime Hospitality Corp. (a) ................       421,700          4,997,145
                                                                   -----------
                                                                    15,277,935
                                                                   -----------
HOUSEHOLD APPLIANCES & HOME
  FURNISHINGS--2.3%
 Furniture Brands
  International, Inc. (a) ...................       211,700          5,927,600
 Harman International
  Industries, Inc. ..........................       261,100          9,945,299
                                                                   -----------
                                                                    15,872,899
                                                                   -----------
INDUSTRIAL & MACHINERY--1.2%
 AMETEK, Inc. ...............................        87,700          2,679,235
 Esterline Technologies Corp. (a) ...........       165,000          3,588,750
 JLG Industries, Inc. .......................       143,500          1,772,225
                                                                   -----------
                                                                     8,040,210
                                                                   -----------
INSURANCE--5.9%
 AmerUs Group Co. ...........................       198,800          7,051,436
 Arthur J. Gallagher & Co. ..................       222,800          5,792,800
 Everest Re Group, Ltd. .....................       167,100         12,499,080
 HCC Insurance Holdings, Inc. ...............       134,400          3,292,800
 Radian Group, Inc. .........................       214,642          8,682,269
 W.R. Berkley Corp. .........................        79,400          3,288,748
                                                                   -----------
                                                                    40,607,133
                                                                   -----------
LEISURE & ENTERTAINMENT--2.8%
 Bally Total Fitness Holding Corp. (a).......       366,000         10,837,260
 Brunswick Corp. ............................       340,600          8,184,618
                                                                   -----------
                                                                    19,021,878
                                                                   -----------
MANUFACTURING--1.0%
 Crane Co. ..................................       102,510          3,177,810
 Federal Signal Corp. .......................       167,800          3,938,266
                                                                   -----------
                                                                     7,116,076
                                                                   -----------
MEDICAL PRODUCTS--4.9%
 American Medical Systems
  Holdings, Inc. (a) ........................       331,400          5,086,990
 INAMED Corp. (a) ...........................       256,700          7,267,177
 Invacare Corp. .............................       264,200         10,206,046
 STERIS Corp. (a) ...........................       376,900          7,556,845
 Varian, Inc. (a) ...........................       113,700          3,672,510
                                                                   -----------
                                                                    33,789,568
                                                                   -----------
MEDICAL SERVICES--1.9%
 Albany Molecular Research, Inc. (a).........       104,700        $ 3,979,647
 Gene Logic, Inc. (a) .......................       268,600          5,855,480
 Renal Care Group, Inc. (a) .................        92,400          3,039,036
                                                                   -----------
                                                                    12,874,163
                                                                   -----------
MEDICAL SUPPLIES--1.5%
 DENTSPLY International, Inc. ...............       240,000         10,644,000
                                                                   -----------
OIL & GAS--4.2%
 Chiles Offshore, Inc. (a) ..................       209,300          3,715,075
 Helmerich & Payne, Inc. ....................       289,020          8,907,596
 Horizon Offshore, Inc. (a) .................       199,600          2,694,600
 Hydril Co. (a) .............................       122,600          2,791,602
 Kinder Morgan Management, LLC (a)...........       157,500         10,788,750
                                                                   -----------
                                                                    28,897,623
                                                                   -----------
PUBLISHING--5.4%
 Banta Corp. ................................       170,950          5,008,835
 Houghton Mifflin Co. .......................       148,200          8,881,626
 Journal Register Co. (a) ...................       294,700          4,744,670
 Pulitzer, Inc. .............................       139,000          7,339,200
 R. H. Donnelley Corp. (a) ..................       363,300         11,625,600
                                                                   -----------
                                                                    37,599,931
                                                                   -----------

REAL ESTATE--7.5%
 Alexandria Real Estate Equities, Inc........       207,900          8,274,420
 Annaly Mortgage Management, Inc.............       542,100          7,432,191
 Catellus Development Corp. (a) .............       197,200          3,441,140
 Charles E. Smith Residential
  Realty, Inc. ..............................        55,500          2,783,325
 Chelsea Property Group, Inc. ...............       109,900          5,154,310
 Cousins Properties, Inc. ...................       125,800          3,377,730
 FelCor Lodging Trust, Inc. .................       216,925          5,076,045
 Health Care Property Investors, Inc.........       200,800          6,907,520
 Kilroy Realty Corp. ........................       137,600          4,004,160
 Reckson Associates Realty Corp. ............       239,400          5,506,200
                                                                   -----------
                                                                    51,957,041
                                                                   -----------
RETAIL--6.6%
 AnnTaylor Stores Corp. (a) .................        94,100          3,368,780
 Blockbuster, Inc., Class A .................       293,800          5,361,850
 Pacific Sunwear of California, Inc. (a).....       473,300         10,616,119
 Ross Stores, Inc. ..........................       510,300         12,221,685
 The Children's Place Retail
  Stores, Inc. (a) ..........................       184,100          4,933,880
 Venator Group, Inc. (a) ....................       586,400          8,971,920
                                                                   -----------
                                                                    45,474,234
                                                                   -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                SHARES               VALUE
--------------------------------------------------------------------------------

LAZARD SMALL CAP PORTFOLIO (CONCLUDED)

TELECOMMUNICATIONS EQUIPMENT--1.1%
 ANTEC Corp. (a) ........................  260,700           $ 3,232,680
 CommScope, Inc. (a) ....................  190,700             4,481,450
                                                             -----------
                                                               7,714,130
                                                             -----------
TRANSPORTATION--0.7%
 CNF, Inc. ..............................  166,100             4,692,325
                                                             -----------
UTILITIES--2.8%
 Avista Corp. ...........................  153,300             3,062,934
 Orion Power Holdings, Inc. (a) .........  283,800             6,757,278
 Sierra Pacific Resources ...............  580,292             9,278,869
                                                             -----------
                                                              19,099,081
                                                             -----------
TOTAL COMMON STOCKS
 (Identified cost $576,884,906)..........                    666,583,620
                                                             -----------
                                           PRINCIPAL
                                            AMOUNT
                                             (000)
                                           ----------
REPURCHASE AGREEMENT--0.7%
 State Street Corp., 3.88%, 07/02/01,
  (Dated 06/29/01, collateralized by
  $4,390,000 United States Treasury
  Note, 6.00%, 08/15/09, with a
  value of $4,686,325)
  (Identified cost $4,591,000)............... $4,591        $  4,591,000
                                                            ------------
TOTAL INVESTMENTS
 (Identified cost $581,475,906) (b) .........  97.3%        $671,174,620
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES .............................   2.7           18,485,909
                                              ------        ------------
NET ASSETS .................................. 100.0%        $689,660,529
                                              ======        ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                         SHARES         VALUE
--------------------------------------------------------------------------------

LAZARD GLOBAL EQUITY PORTFOLIO

COMMON STOCKS--97.9%

FINLAND--0.8%
 UPM-Kymmene Oyj ..........................         29,300       $  829,083
                                                                 ----------
FRANCE--8.2%
 Aventis SA ...............................         20,275        1,620,267
 Axa ......................................         45,880        1,308,345
 BNP Paribas SA ...........................         16,140        1,406,082
 Lagardere SCA ............................         18,300          862,263
 TotalFinaElf SA ..........................         12,407        1,739,067
 Vivendi Universal SA .....................         19,945        1,163,729
                                                                 ----------
 TOTAL FRANCE .............................                       8,099,753
                                                                 ----------
GERMANY--4.4%
 Allianz AG ...............................          4,660        1,361,458
 Bayerische Hypo-und
  Vereinsbank AG ..........................         29,200        1,445,139
 E.On AG ..................................         20,700        1,086,564
 ThyssenKrupp AG ..........................         32,400          425,589
                                                                 ----------
 TOTAL GERMANY ............................                       4,318,750
                                                                 ----------
ITALY--1.1%
 San Paolo-IMI SpA ........................         85,600        1,098,281
                                                                 ----------
JAPAN--11.0%
 Canon, Inc. ..............................         28,000        1,131,585
 Fujitsu, Ltd. ............................         89,000          934,889
 Kao Corp. ................................         31,000          770,588
 Mizuho Holdings, Inc. ....................            224        1,041,777
 Nissan Motor Co., Ltd. ...................        163,000        1,125,355
 NTT DoCoMo, Inc. .........................             49          852,618
 Sankyo Co., Ltd. .........................         16,000          288,670
 Sony Corp. ...............................         16,300        1,071,766
 Sumitomo Mitsui Banking Corp. ............        115,000          949,803
 The Nikko Securities Co., Ltd. ...........        126,000        1,009,334
 The Sumitomo Trust & Banking
  Co., Ltd. ...............................        157,000          988,253
 Toyota Motor Corp. .......................         20,400          718,114
                                                                 ----------
 TOTAL JAPAN ..............................                      10,882,752
                                                                 ----------
NETHERLANDS--7.0%
 ABN AMRO Holding NV ......................         58,000        1,090,685
 Akzo Nobel NV ............................         26,700        1,131,345
 Getronics NV .............................         56,600          235,032
 Heineken NV ..............................         35,827        1,446,122
 ING Groep NV .............................         21,900        1,432,766
 Koninklijke (Royal) Philips
  Electronics NV ..........................         61,779        1,639,223
                                                                 ----------
 TOTAL NETHERLANDS ........................                       6,975,173
                                                                 ----------
SINGAPORE--1.3%
 Oversea-Chinese Banking
  Corp., Ltd. .............................        196,800       $1,285,357
                                                                 ----------
SPAIN--2.5%
 Endesa SA ................................         93,500        1,492,817
 Telefonica SA (a) ........................         75,951          937,149
                                                                 ----------
 TOTAL SPAIN ..............................                       2,429,966
                                                                 ----------
SWEDEN--1.6%
 Investor AB, B Shares ....................        123,100        1,568,045
                                                                 ----------
SWITZERLAND--1.6%
 Roche Holding AG .........................         12,100          872,224
 Zurich Financial Services AG .............          2,116          722,019
                                                                 ----------
 TOTAL SWITZERLAND ........................                       1,594,243
                                                                 ----------
UNITED KINGDOM--9.3%
 BP PLC ...................................        193,700        1,594,444
 Diageo PLC ...............................        134,748        1,480,172
 GlaxoSmithKline PLC ......................         46,157        1,300,058
 HSBC Holdings PLC ........................        144,578        1,715,407
 National Grid Group PLC ..................        186,900        1,379,227
 Tesco PLC ................................        220,000          794,704
 Vodafone Group PLC .......................        425,500          943,790
                                                                 ----------
 TOTAL UNITED KINGDOM .....................                       9,207,802
                                                                 ----------

UNITED STATES--49.1%
 Agere Systems, Inc., Class A (a) .........        141,600        1,062,000
 American Express Co. .....................         19,400          752,720
 American Home Products Corp. .............         30,700        1,794,108
 Anheuser-Busch Cos., Inc. ................         35,500        1,462,600
 AOL Time Warner, Inc. (a) ................         37,050        1,963,650
 AT&T Wireless Group (a) ..................         70,000        1,144,500
 Bank of America Corp. ....................         18,930        1,136,368
 Bristol-Myers Squibb Co. .................         18,000          941,400
 Chevron Corp. ............................         16,500        1,493,250
 Citigroup, Inc. ..........................         44,033        2,326,704
 Compaq Computer Corp. ....................         77,300        1,197,377
 Eli Lilly & Co. ..........................         27,300        2,020,200
 Exxon Mobil Corp. ........................         21,273        1,858,196
 First Data Corp. .........................         21,800        1,400,650
 FleetBoston Financial Corp. ..............         40,300        1,589,835
 H.J. Heinz Co. ...........................         23,900          977,271
 Hewlett-Packard Co. ......................         34,300          980,980
 Intel Corp. ..............................         42,900        1,254,825
 International Business
  Machines Corp. ..........................         15,220        1,719,860
 J.P. Morgan Chase & Co. ..................         32,400        1,445,040
 Kraft Foods, Inc., Class A (a) ...........         19,300          598,300
 McDonald's Corp. .........................         55,700        1,507,242


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------


DESCRIPTION                                 SHARES            VALUE
--------------------------------------------------------------------------------

LAZARD GLOBAL EQUITY PORTFOLIO (CONCLUDED)

 Microsoft Corp. (a) ...................    25,100         $ 1,832,300
 Minnesota Mining &
  Manufacturing Co. ....................    13,700           1,563,170
 Motorola, Inc. ........................    28,900             478,584
 PepsiCo, Inc. .........................    34,700           1,533,740
 PPG Industries, Inc. ..................    19,500           1,025,115
 Qwest Communications
  International, Inc. ..................    32,900           1,048,523
 Schering-Plough Corp. .................    33,500           1,214,040
 Target Corp. ..........................    29,400           1,017,240
 Texas Instruments, Inc. ...............    20,500             645,750
 The Gillette Co. ......................    46,000           1,333,540
 The Hartford Financial Services
  Group, Inc. ..........................    22,460           1,536,264
 The Kroger Co. (a) ....................    44,100           1,102,500
 Tyco International, Ltd. ..............    22,000           1,199,000
 United Technologies Corp. .............    18,800           1,377,288
 Verizon Communications, Inc. ..........    21,000           1,123,500
                                                           -----------
 TOTAL UNITED STATES ...................                    48,657,630
                                                           -----------
TOTAL COMMON STOCKS
 (Identified cost $107,321,969).........                    96,946,835
                                                           -----------
                                           PRINCIPAL
                                            AMOUNT
                                             (000)
                                           ----------
REPURCHASE AGREEMENT--2.3%
 State Street Corp., 3.88%, 07/02/01,
  (Dated 06/29/01, collateralized by
  $2,180,000 United States Treasury
  Note, 6.625%, 05/15/07, with a
  value of $2,359,798)
  (Identified cost $2,310,000)............... $2,310       $ 2,310,000
                                                           -----------
TOTAL INVESTMENTS
 (Identified cost $109,631,969) (b) ......... 100.2%       $99,256,835
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS ...............................  (0.2)          (219,739)
                                              ------       -----------
NET ASSETS .................................. 100.0%       $99,037,096
                                              ======       ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                      SHARES           VALUE
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL EQUITY PORTFOLIO

COMMON STOCKS--97.1%

DENMARK--0.8%
 TDC A/S ................................        595,230       $21,475,974
                                                               -----------
FINLAND--1.0%
 UPM-Kymmene Oyj ........................        912,980        25,833,998
                                                               -----------

FRANCE--14.3%
 Alcatel SA .............................        549,700        11,506,325
 Alstom .................................        997,639        27,781,451
 Aventis SA .............................        436,932        34,917,206
 Axa ....................................      1,600,400        45,638,100
 BNP Paribas SA .........................        454,382        39,584,775
 Compagnie de Saint-Gobain ..............        117,800        16,022,647
 Lagardere SCA ..........................        797,230        37,564,046
 Suez SA ................................      1,856,550        59,786,646
 TotalFinaElf SA ........................        440,460        61,738,479
 Vivendi Universal SA ...................        737,030        43,003,426
                                                               -----------
 TOTAL FRANCE ...........................                      377,543,101
                                                               -----------
GERMANY--6.4%
 Allianz AG .............................        234,109        68,396,886
 Bayerische Hypo-und
  Vereinsbank AG ........................      1,133,955        56,120,640
 E.On AG ................................        564,210        29,615,968
 ThyssenKrupp AG ........................      1,107,600        14,548,847
                                                               -----------
 TOTAL GERMANY ..........................                      168,682,341
                                                               -----------
HONG KONG--0.6%
 Hutchison Whampoa, Ltd. ................      1,489,000        15,033,559
                                                               -----------
IRELAND--1.3%
 Elan Corp. PLC ADR (a) .................        540,650        32,979,650
                                                               -----------
ITALY--4.0%
 Alleanza Assicurazioni .................      1,970,933        20,811,522
 ENI SpA ................................      4,414,800        53,875,023
 San Paolo-IMI SpA ......................      2,279,800        29,250,721
                                                               -----------
 TOTAL ITALY ............................                      103,937,266
                                                               -----------
JAPAN--23.9%
 ACOM Co., Ltd. .........................        207,200        18,292,615
 Canon, Inc. ............................        916,000        37,019,004
 East Japan Railway Co. .................          2,918        16,846,765
 Fujitsu, Ltd. ..........................      4,609,000        48,414,642
 Hitachi, Ltd. ..........................      5,199,000        51,068,680
 Japan Tobacco, Inc. ....................            315         2,172,240
 Kao Corp. ..............................      1,542,000       $38,330,527
 Kyocera Corp. ..........................        146,900        12,957,261
 Mizuho Holdings, Inc. ..................          6,904        32,109,053
 Nissan Motor Co., Ltd. .................      8,182,000        56,488,670
 NTT DoCoMo, Inc. .......................          2,143        37,288,991
 Orix Corp. .............................        331,460        32,239,675
 Sony Corp. .............................        827,800        54,429,958
 Sumitomo Mitsui Banking Corp. ..........      5,919,000        48,885,976
 The Nikko Securities Co., Ltd. .........      6,417,000        51,403,921
 The Sumitomo Trust & Banking
  Co., Ltd. .............................      4,610,000        29,018,122
 Toyota Motor Corp. .....................        542,400        19,093,385
 Yamanouchi Pharmaceutical
  Co., Ltd. .............................      1,588,000        44,567,397
                                                               -----------
 TOTAL JAPAN ............................                      630,626,882
                                                               -----------
NETHERLANDS--12.5%
 ABN AMRO Holding NV ....................      3,601,660        67,728,890
 Akzo Nobel NV ..........................      1,353,900        57,368,109
 Getronics NV ...........................      2,476,204        10,282,446
 Heineken NV ............................      1,013,618        40,913,708
 ING Groep NV ...........................        905,400        59,234,092
 Koninklijke (Royal) Philips
  Electronics NV ........................      2,330,902        61,847,340
 Wolters Kluwer NV ......................      1,210,900        32,581,116
                                                               -----------
 TOTAL NETHERLANDS ......................                      329,955,701
                                                               -----------

PORTUGAL--1.0%
 Portugal Telecom SGPS SA,
  Registered Shares (a) .................      3,562,500        24,876,887
 Portugal Telecom SGPS SA,
  Rights, 07/09/01 (a) ..................      3,562,500           483,046
                                                               -----------
 TOTAL PORTUGAL .........................                       25,359,933
                                                               -----------
SINGAPORE--2.7%
 Oversea-Chinese Banking Corp., Ltd.           4,134,050        27,000,656
 United Overseas Bank, Ltd. .............      6,828,897        43,102,259
                                                               -----------
 TOTAL SINGAPORE ........................                       70,102,915
                                                               -----------
SPAIN--3.1%
 Endesa SA ..............................      2,900,700        46,312,439
 Telefonica SA (a) ......................      2,780,975        34,314,084
                                                               -----------
 TOTAL SPAIN ............................                       80,626,523
                                                               -----------
SWEDEN--2.9%
 Electrolux AB, Series B ................      2,033,800        28,151,099
 Investor AB, B Shares ..................      3,879,600        49,418,247
                                                               -----------
 TOTAL SWEDEN ...........................                       77,569,346
                                                               -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                   SHARES          VALUE
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL EQUITY PORTFOLIO (CONCLUDED)

SWITZERLAND--2.8%
 ABB, Ltd. ...............................  1,158,440     $  17,539,420
 Roche Holding AG ........................    438,500        31,609,101
 Zurich Financial Services AG ............     74,904        25,558,671
                                                          -------------
 TOTAL SWITZERLAND .......................                   74,707,192
                                                          -------------
UNITED KINGDOM--19.8%
 BAE Systems PLC .........................  6,379,148        30,589,682
 BP PLC ..................................  7,483,700        61,602,176
 British Telecommunications PLC ..........  7,899,950        49,730,982
 Cadbury Schweppes PLC ...................  5,341,626        36,070,923
 Diageo PLC ..............................  4,904,394        53,873,491
 GlaxoSmithKline PLC .....................  1,469,360        41,385,993
 HSBC Holdings PLC .......................  6,035,384        71,609,391
 Invensys PLC ............................ 21,246,200        40,393,380
 National Grid Group PLC .................  3,830,100        28,264,191
 Tesco PLC ...............................  9,192,900        33,207,415
 The Great Universal Stores PLC ..........  4,245,720        36,383,720
 Vodafone Group PLC ...................... 17,571,200        38,974,194
                                                          -------------
 TOTAL UNITED KINGDOM ....................                  522,085,538
                                                          -------------
TOTAL COMMON STOCKS
 (Identified cost $2,856,692,055).........                2,556,519,919
                                                          -------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)
                                           ----------
REPURCHASE AGREEMENT--2.0%
 State Street Corp., 3.88%, 07/02/01,
  (Dated 06/29/01, collateralized by
  $51,880,000 United States Treasury
  Note, 6.00%, 08/15/09, with a
  value of $55,381,900)
  (Identified cost $54,290,000).........  $    54,290    $   54,290,000
                                                         --------------
TOTAL INVESTMENTS
 (Identified cost
  $2,910,982,055) (b) ..................         99.1%   $2,610,809,919
CASH AND OTHER ASSETS IN
 EXCESS OF LIABILITIES .................          0.9        23,037,371
                                               -------   --------------
NET ASSETS .............................        100.0%   $2,633,847,290
                                               =======   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                   SHARES             VALUE
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

COMMON STOCKS--95.0%
AUSTRALIA--1.9%
 Cochlear, Ltd. .........................    322,500           $6,415,154
                                                               ----------
BELGIUM--1.7%
 Creyf's NV .............................    289,103            5,512,506
 Creyf's NV STRIP (a) ...................     15,381                  130
                                                               ----------
 TOTAL BELGIUM ..........................                       5,512,636
                                                               ----------
FINLAND--3.3%
 Amer Group, Ltd. .......................    271,800            6,219,095
 Sampo Oyj, A Shares ....................    559,000            4,760,930
                                                               ----------
 TOTAL FINLAND ..........................                      10,980,025
                                                               ----------
FRANCE--6.8%
 Carbone-Lorraine SA ....................    160,800            5,750,591
 CNP Assurances .........................     86,674            2,926,322
 Neopost SA (a), (c) ....................    113,800            2,917,303
 SCOR ADR ...............................     72,700            3,249,690
 Societe BIC SA .........................    210,200            7,659,759
                                                               ----------
 TOTAL FRANCE ...........................                      22,503,665
                                                               ----------
GERMANY--4.1%
 Fielmann AG ............................    176,300            6,499,134
 Kamps AG ...............................    314,400            2,861,546
 SCS Standard Computersysteme (a) .......     16,070                    0
 Techem AG (a) ..........................    161,546            4,107,064
                                                               ----------
 TOTAL GERMANY ..........................                      13,467,744
                                                               ----------
HONG KONG--2.8%
 Esprit Holdings, Ltd. (a) ..............  6,607,500            7,243,022
 Shaw Brothers (Hong Kong), Ltd. ........  2,812,500            2,109,429
                                                               ----------
 TOTAL HONG KONG ........................                       9,352,451
                                                               ----------
IRELAND--2.8%
 Waterford Wedgwood PLC ................. 10,136,352            9,277,253
                                                               ----------
ITALY--2.2%
 Industrie Natuzzi SpA ADR ..............    343,100            4,755,366
 Interpump Group SpA ....................    719,700            2,457,936
                                                               ----------
 TOTAL ITALY ............................                       7,213,302
                                                               ----------
JAPAN--11.9%
 ADERANS Co., Ltd. ......................     64,800            2,213,519
 Diamond Lease Co., Ltd. ................    265,000            3,038,650
 Hitachi Medical Corp. ..................    384,000            3,827,375
 Hokuto Corp. ...........................    108,840            4,241,540
 IMPACT 21 Co., Ltd. ....................    237,600            2,667,308
 Japan Digital Laboratory Co., Ltd. .....    379,900            4,057,628
 Kawasumi Laboratories, Inc. ............     75,000              846,163
 Maruichi Steel Tube, Ltd. ..............    201,000           $2,282,223
 Meitec Corp. ...........................     75,500            2,524,537
 Ministop Co., Ltd. .....................    175,100            2,514,667
 Nippon Shinyaku Co., Ltd. ..............    824,000            4,995,141
 Secom Techno Service Co., Ltd. .........     99,000            2,302,141
 Yoshinoya D&C Co., Ltd. ................      2,330            3,736,669
                                                               ----------
 TOTAL JAPAN ............................                      39,247,561
                                                               ----------
NETHERLANDS--13.7%
 CSM NV (a) .............................    448,900            9,377,358
 Fugro NV ...............................    139,531            7,780,554
 Hunter Douglas NV ......................    355,376            9,968,505
 PinkRoccade NV (c) .....................    129,333            4,712,938
 Telegraaf Holdings MIJ NV ..............    367,300            6,536,634
 Wolters Kluwer NV ......................    265,100            7,132,921
                                                               ----------
 TOTAL NETHERLANDS ......................                      45,508,910
                                                               ----------
NORWAY--1.1%
 Merkantildata ASA (a) ..................    917,500            1,524,299
 P4 Radio Hele Norge ASA ................    724,800            2,019,872
                                                               ----------
 TOTAL NORWAY ...........................                       3,544,171
                                                               ----------

SINGAPORE--2.6%
 Fraser & Neave, Ltd. ...................  1,309,000            5,711,608
 Want Want Holdings, Ltd. ...............  1,760,000            2,780,800
 Want Want Holdings, Ltd.,
  Warrants 10/24/04 (a) .................    155,200               66,736
                                                               ----------
 TOTAL SINGAPORE ........................                       8,559,144
                                                               ----------
SPAIN--7.0%
 Abengoa SA .............................    129,200            3,594,573
 Aldeasa SA .............................    217,500            4,510,318
 Banco Pastor SA ........................    106,100            4,181,020
 Corporacion Mapfre, Compania
  Internacional de Reaseguros SA ........    233,100            4,877,276
 Prosegur, CIA de Seguridad SA ..........    477,800            6,174,900
                                                               ----------
 TOTAL SPAIN ............................                      23,338,087
                                                               ----------
SWEDEN--7.8%
 Elanders AB, B Shares ..................    166,150            1,833,716
 Nobel Biocare AB .......................    305,300           10,304,893
 Swedish Match AB .......................  2,920,300           13,697,719
                                                               ----------
 TOTAL SWEDEN ...........................                      25,836,328
                                                               ----------
SWITZERLAND--4.4%
 Bank Sarasin & Cie, Registered B
  Shares ................................      3,146            7,442,527
 Edipresse SA ...........................     21,860            7,045,333
                                                               ----------
 TOTAL SWITZERLAND ......................                      14,487,860
                                                               ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                   SHARES            VALUE
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO (CONCLUDED)
UNITED KINGDOM--20.9%
 Ashtead Group PLC ........................ 4,219,000        $ 6,268,407
 Euromoney Institutional
  Investor PLC (a) ........................   244,676          1,240,478
 FKI PLC .................................. 1,045,654          4,137,989
 Kidde PLC (a) ............................ 6,751,700          7,749,361
 Luminar PLC ..............................   535,100          6,608,908
 Man Group PLC ............................   713,527          9,621,535
 Northgate PLC ............................   843,400          5,261,778
 Reckitt Benckiser PLC ....................   600,608          8,669,821
 Signet Group PLC ADR .....................   345,012         13,006,952
 SSL International PLC ....................   942,023          6,633,255
                                                             -----------
 TOTAL UNITED KINGDOM .....................                   69,198,484
                                                             -----------
TOTAL COMMON STOCKS
 (Identified cost $302,434,107)............                  314,442,775
                                                             -----------
                                           PRINCIPAL
                                            AMOUNT
                                             (000)
                                           ----------
REPURCHASE AGREEMENT--4.3%
 State Street Corp., 3.88%, 07/02/01,
  (Dated 06/29/01, collateralized by
  $13,460,000 United States Treasury
  Note, 6.00%, 08/15/09, with a
  value of $14,368,550)
  (Identified cost $14,085,000).............. $14,085       $ 14,085,000
                                                            ------------
TOTAL INVESTMENTS
 (Identified cost $316,519,107) (b) .........   99.3%       $328,527,775
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES .............................    0.7           2,349,803
                                              -------       ------------
NET ASSETS ..................................  100.0%       $330,877,578
                                              =======       ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                        SHARES          VALUE
--------------------------------------------------------------------------------

LAZARD EMERGING MARKETS PORTFOLIO

COMMON STOCKS--81.6%

ARGENTINA--0.7%
 Grupo Financiero Galicia SA ADR ..........        171,400       $2,523,008
                                                                 ----------
BRAZIL--1.2%
 Petroleo Brasileiro SA ADR ...............        168,400        4,378,400
                                                                 ----------
CHILE--2.0%
 Administradora de Fondos de
  Pensiones Provida SA ADR ................        296,000        7,104,000
                                                                 ----------
EGYPT--1.0%
 Commercial International Bank ............        405,200        3,566,550
                                                                 ----------
GREECE--0.9%
 Cosmote Mobile Communications
  SA (a) ..................................        361,500        3,247,343
                                                                 ----------
HONG KONG--5.6%
 China Mobile (Hong Kong), Ltd.
  ADR (a) .................................        384,200       10,292,718
 CNOOC, Ltd. ADR (a) ......................        290,100        5,497,395
 Yue Yuen Industrial (Holdings), Ltd. .....      1,931,300        3,837,938
                                                                 ----------
 TOTAL HONG KONG ..........................                      19,628,051
                                                                 ----------
HUNGARY--2.2%
 Gedeon Richter Rt. .......................         97,800        5,446,291
 Magyar Tavkozlesi Rt. ADR ................        145,300        2,172,235
                                                                 ----------
 TOTAL HUNGARY ............................                       7,618,526
                                                                 ----------
INDIA--7.6%
 Hindalco Industries, Ltd. ................        161,400        2,862,929
 Hindustan Lever, Ltd. ....................        617,900        2,697,401
 Infosys Technologies, Ltd. ...............         26,400        2,110,962
 ITC, Ltd. ................................        148,400        2,381,687
 Larsen & Toubro, Ltd. ....................        881,100        4,116,108
 Reliance Industries, Ltd. ................        661,800        5,198,450
 State Bank of India ......................      1,583,500        7,415,924
                                                                 ----------
 TOTAL INDIA ..............................                      26,783,461
                                                                 ----------
INDONESIA--2.1%
 PT Hanjaya Mandala Sampoerna Tbk                3,870,500        5,454,041
 PT Telekomunikasi Indonesia ADR ..........        338,300        1,880,948
                                                                 ----------
 TOTAL INDONESIA ..........................                       7,334,989
                                                                 ----------
ISRAEL--2.2%
 Bank Hapoalim, Ltd. ......................      1,844,300        4,520,083
 Check Point Software Technologies,
  Ltd. (a) ................................         27,849        1,408,324
 Teva Pharmaceutical Industries, Ltd.
  ADR .....................................         28,900        1,800,470
                                                                 ----------
 TOTAL ISRAEL .............................                       7,728,877
                                                                 ----------
MEXICO--16.5%
 Carso Global Telecom, Series A1 (a) ......      2,959,100       $7,107,722
 Cemex SA de CV ADR .......................        216,185        5,728,902
 Fomento Economico Mexicano SA
  de CV ADR ...............................        180,200        7,714,362
 Grupo Financiero Banamex Accival
  SA de CV, Series O ......................      4,399,700       11,394,033
 Grupo Financiero Banorte SA de CV,
  Series O (a) ............................      2,062,300        4,327,300
 Grupo Iusacell SA de CV, Series V
  ADR (a) .................................        340,200        2,350,782
 Grupo Televisa SA ADR (a) ................        123,900        4,957,239
 Kimberly-Clark de Mexico SA de CV,
  Series A ................................        801,100        2,371,893
 Telefonos de Mexico SA de CV,
  Series L ADR ............................        115,600        4,056,404
 Tubos de Acero de Mexico SA ADR ..........        268,000        3,390,200
 Wal-Mart de Mexico SA de CV,
  Series C ................................      2,013,900        4,935,223
                                                                 ----------
 TOTAL MEXICO .............................                      58,334,060
                                                                 ----------
PERU--0.7%
 Credicorp, Ltd. ..........................        293,300        2,449,055
                                                                 ----------

PHILIPPINES--1.5%
 Philippine Long Distance Telephone
  Co. ADR .................................        367,400        5,161,970
                                                                 ----------
RUSSIA--3.9%
 LUKOIL ADR ...............................        146,200        7,012,512
 Mobile Telesystems ADR (a) ...............        247,700        6,786,980
                                                                 ----------
 TOTAL RUSSIA .............................                      13,799,492
                                                                 ----------
SOUTH AFRICA--10.9%
 ABSA Group, Ltd. .........................      1,132,423        5,323,572
 Anglo American Platinum Corp., Ltd.                54,000        2,407,780
 Iscor, Ltd. (a) ..........................      1,692,700        6,096,865
 Old Mutual PLC ...........................      2,178,300        5,000,351
 Sanlam, Ltd. .............................      4,065,500        5,554,376
 Sappi, Ltd. ..............................        332,900        2,931,492
 Sasol, Ltd. ..............................        476,900        4,359,470
 South African Breweries PLC ..............        770,500        5,837,556
 South African Breweries PLC (U.K.) .......        130,600          998,707
                                                                 ----------
 TOTAL SOUTH AFRICA .......................                      38,510,169
                                                                 ----------
SOUTH KOREA--12.7%
 Hynix Semiconductor, Inc.
  GDR (a), (c) ............................        347,980        3,740,785
 Kookmin Bank .............................        499,853        6,706,986
 Korea Electric Power Corp. ...............        254,900        4,743,237
 Korea Telecom Corp. ......................          9,100          363,860

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                        SHARES         VALUE
--------------------------------------------------------------------------------

LAZARD EMERGING MARKETS PORTFOLIO (CONCLUDED)
 Korea Telecom Corp. ADR .....................     245,236     $ 5,390,287
 Pohang Iron & Steel Co., Ltd. ...............      37,900       3,030,834
 Pohang Iron & Steel Co., Ltd. ADR ...........     120,800       2,382,176
 Samsung Electronics Co., Ltd. ...............      64,681       9,549,213
 Samsung Fire & Marine Insurance .............      79,438       2,537,985
 SK Telecom Co., Ltd. ........................      44,430       6,542,365
                                                               -----------
 TOTAL SOUTH KOREA ...........................                  44,987,728
                                                               -----------
TAIWAN--7.5%
 China Steel Corp. GDR .......................     314,244       3,142,440
 Compal Electronics, Inc. GDR ................     325,105       1,771,822
 Far Eastern Textile, Ltd. ...................         520             290
 Fubon Insurance Co. .........................   8,770,000       7,259,512
 Taiwan Cellular Corp. (a) ...................   2,649,095       3,454,672
 Taiwan Semiconductor
  Manufacturing Co., Ltd. (a) ................   2,875,600       5,345,292
 United Microelectronics Corp.
  ADR (a) ....................................     479,800       4,270,220
 Via Technologies, Inc. (a) ..................     194,000       1,341,040
                                                               -----------
 TOTAL TAIWAN ................................                  26,585,288
                                                               -----------
TURKEY--1.8%
 Turkcell Iletisim Hizmetleri AS
  ADR (a) ....................................     618,641       1,732,195
 Turkiye Garanti Bankasi AS (a), (c) .........     352,400       1,744,380
 Yapi ve Kredi Bankasi AS (a) ................ 913,979,367       2,847,060
                                                               -----------
 TOTAL TURKEY ................................                   6,323,635
                                                               -----------
VENEZUELA--0.6%
 Compania Anonima Nacional
  Telefonos de Venezuela ADR .................      94,200       2,208,048
                                                               -----------
TOTAL COMMON STOCKS
 (Identified cost $304,122,524)...............                 288,272,650
                                                               -----------
PREFERRED STOCKS--13.2%
BRAZIL--13.2%
 Banco Bradesco SA ........................... 829,571,208      $4,353,854
 Banco Itau SA ...............................  89,750,400       7,863,622
 Companhia Brasileira de Distri-
  buicao Grupo Pao de Acucar ADR .............     213,600       4,957,656
 Companhia de Bebidas das Americas              40,167,700       9,408,179
 Companhia Paranaense de
  Energia-Copel .............................. 208,499,000       1,564,534
 Companhia Paranaense de
  Energia-Copel ADR ..........................     858,100       6,444,331
 Embratel Participacoes SA ADR ...............     491,400       3,675,672
 Tele Norte Leste Participacoes SA
  ADR ........................................     347,283       5,299,539
 Telesp Celular Participacoes SA ADR               191,500       2,901,225
                                                                ----------
 TOTAL BRAZIL ................................                  46,468,612
                                                                ----------
TOTAL PREFERRED STOCKS
 (Identified cost $51,501,159)................                  46,468,612
                                                                ----------

                                                 PRINCIPAL
                                                   AMOUNT
                                                   (000)
                                                 ---------
REPURCHASE AGREEMENT--4.0%
 State Street Corp., 3.88%, 07/02/01,
  (Dated 06/29/01, collateralized by
  $13,475,000 United States Treasury
  Note, 6.00%, 08/15/09, with a
  value of $14,384,563)
  (Identified cost $14,101,000)................... $14,101      14,101,000
                                                                ----------
TOTAL INVESTMENTS
 (Identified cost $369,724,683) (b) ..............  98.8%     $348,842,262
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES ..................................   1.2         4,328,432
                                                   -------    ------------
NET ASSETS ....................................... 100.0%     $353,170,694
                                                   =======    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                   SHARES     VALUE
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

COMMON STOCKS--88.0%

DENMARK--2.2%
 Den Danske Bank ADR .....................      410     $  7,367
                                                        --------
FINLAND--1.9%
 Nokia Oyj ADR ...........................      295        6,502
                                                        --------
FRANCE--17.0%
 Alcatel SA ADR ..........................      455        9,437
 Aventis SA ADR ..........................      130       10,385
 Axa ADR .................................      365       10,282
 Societe Generale ADR ....................      775        9,179
 TotalFinaElf SA ADR .....................      130        9,126
 Vivendi Universal SA ADR ................      170        9,860
                                                        --------
 TOTAL FRANCE ............................                58,269
                                                        --------
GERMANY--5.4%
 Deutsche Bank AG ADR ....................      125        8,931
 Siemens AG ADR ..........................      155        9,593
                                                        --------
 TOTAL GERMANY ...........................                18,524
                                                        --------
ITALY--3.0%
 ENI SpA ADR .............................      165       10,180
                                                        --------
JAPAN--8.3%
 Canon, Inc. ADR .........................      165        6,798
 Kao Corp. ADR ...........................       24        5,966
 Nintendo Co., Ltd. ADR ..................      270        6,142
 Sony Corp. ADR ..........................      145        9,541
                                                        --------
 TOTAL JAPAN .............................                28,447
                                                        --------
NETHERLANDS--12.8%
 ABN AMRO Holding NV ADR .................      500        9,465
 Aegon NV American Registered Shares .....      340        9,656
 Heineken NV ADR .........................      160        6,452
 ING Groep NV ADR ........................      145        9,551
 Royal Dutch Petroleum Co. NY Shares .....      150        8,740
                                                        --------
 TOTAL NETHERLANDS .......................                43,864
                                                        --------
SPAIN--2.7%
 Endesa SA ADR ...........................      580     $  9,210
                                                        --------
SWEDEN--2.1%
 Electrolux AB, Series B ADR .............      260        7,205
                                                        --------
SWITZERLAND--8.6%
 Nestle SA ADR ...........................      180        9,564
 Novartis AG ADR .........................      275        9,942
 Zurich Financial Services AG ADR ........      295       10,061
                                                        --------
 TOTAL SWITZERLAND .......................                29,567
                                                        --------
UNITED KINGDOM--24.0%
 AstraZeneca PLC ADR .....................      190        8,883
 BP PLC ADR ..............................      180        8,973
 British Telecommunications PLC ADR ......      160       10,344
 Cadbury Schweppes PLC ADR ...............      365        9,928
 Diageo PLC ADR ..........................      220        9,669
 GlaxoSmithKline PLC ADR .................      175        9,835
 HSBC Holdings PLC ADR ...................      100        5,990
 Marconi PLC ADR .........................    1,200        8,976
 Unilever PLC ADR ........................      275        9,487
                                                        --------
 TOTAL UNITED KINGDOM ....................                82,085
                                                        --------
TOTAL COMMON STOCKS
 (Identified cost $311,724)...............               301,220
                                                        --------
TOTAL INVESTMENTS
 (Identified cost $311,724) (b) ..........     88.0%    $301,220
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES .............................     12.0       41,215
                                              -----     --------
NET ASSETS ...............................    100.0%    $342,435
                                              =====     ========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                               PRINCIPAL
                                                AMOUNT
DESCRIPTION                                      (000)          VALUE
-------------------------------------------------------------------------------

LAZARD BOND PORTFOLIO
ASSET-BACKED SECURITIES--12.3%
 Associates Automobile Receivables
  Trust, Series 2000-1, Class M,
  7.51%, 05/15/05 .........................    $      400     $ 416,257
 Chevy Chase Auto Receivables Trust,
  Series 2001-1, Class A4,
  5.41%, 08/15/06 .........................           390       387,941
 CIT Equipment Collateral Trust, Series
  2001-1, Class A3,
  5.23%, 10/20/04 .........................           680       686,018
 Citibank Credit Card Master Trust I,
  Series 1999-1, Class B,
  5.75%, 02/15/06 .........................         1,145     1,150,725
 Comed Transitional Funding Trust,
  Series 1998-1, Class A6,
  5.63%, 06/25/09 .........................           355       350,445
 Connecticut RRB Special Purpose Trust,
  Series 2001-1, Class A3,
  5.73%, 03/30/09 .........................           380       377,172
 First USA Credit Card Master Trust,
  Series 1998-1, Class C,
  6.50%, 01/18/06 (c) .....................           400       407,316
 Ford Credit Auto Owner Trust, Series
  2000-G, Class B,
  6.92%, 04/15/05 .........................           690       713,854
 Illinois Power Special Purpose Trust,
  Series 1998-1, Class A7,
  5.65%, 12/25/10 .........................           335       324,424
 MBNA Master Credit Card Trust, Series
  1998-J, Class A,
  5.25%, 02/15/06 .........................         1,204     1,210,766
 Sears Credit Account Master Trust,
  Series 2000-1, Class A,
  7.25%, 11/15/07 .........................           590       616,049
                                                              ---------
TOTAL ASSET-BACKED SECURITIES
 (Identified cost $6,509,970)..............                   6,640,967
                                                              ---------
COLLATERALIZED MORTGAGE OBLIGATIONS--4.5%
 Asset Securitization Corp.:
  Series 1996-D2, Class ACS2,
  1.4848%, 02/14/29 (d), (i) ..............         2,125       123,526
  Series 1996-D3, Class A1A,
  7.01%, 10/13/26 .........................            22        23,214
 Merrill Lynch Mortgage Investors, Inc.:
  Series 1996-C1, Class IO,
  1.0624%, 04/25/28 (c), (d), (i) .........         3,138        72,685
  Series 1998-C3, Class A1,
  5.65%, 12/15/30 .........................           817       813,801
 Morgan Stanley Capital I, Inc.:
  Series 1996-WF1, Class X,
  1.3732%, 11/15/28 (c), (d), (i) .........         2,384       109,680
  Series 1999-Life, Class A1,
  6.97%, 04/15/33 .........................         1,214     1,250,084
 Prudential Home Mortgage Securities,
  Series 1993-41, Class A5,
  0.1148%, 10/25/10 (d), (i) ..............           152             0
 Structured Asset Securities Corp.:
  Series 1996-CFL, Class X2,
  1.0235%, 02/25/28 (d), (i) ..............           500         6,886
  Series 1996-CFL, Class X1,
  1.6002%, 02/25/28 (d), (i) ..............           982        58,947
                                                              ---------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS
 (Identified cost $2,611,072)..............                   2,458,823
                                                              ---------
CORPORATE BONDS--51.9%
AUTOMOTIVE & EQUIPMENT RENTAL--0.8%
 Dura Operating Corp.,
  9.00%, 05/01/09 (c) .....................            95        89,300
 Renters Choice, Inc.,
  11.00%, 08/15/08 ........................           100       102,250
 United Rentals, Inc., Series B,
  9.25%, 01/15/09 .........................           150       140,250
 Williams Scotsman, Inc.,
  9.875%, 06/01/07 ........................            80        76,000
                                                              ---------
                                                                407,800
                                                              ---------

BANKING & FINANCIAL SERVICES--15.5%
 AT&T Capital Corp.,
  6.60%, 05/15/05 .........................           902       916,838
 Bank of America Corp.,
  5.875%, 02/15/09 ........................           900       856,782
 Bank One Corp.,
  6.50%, 02/01/06 .........................           500       506,950
 Countrywide Home Loan, Inc.,
  6.85%, 06/15/04 .........................           550       567,166
 FleetBoston Financial Corp.,
  7.25%, 09/15/05 .........................           520       544,606
 Ford Motor Credit Co.,
  7.50%, 03/15/05 .........................           645       670,181
 General Motors Acceptance Corp.,
  7.50%, 07/15/05 .........................           600       627,352
 Household Finance Corp.,
  8.00%, 07/15/10 .........................           500       537,725
 MBNA America Bank NA,
  6.75%, 03/15/08 .........................           429       413,093


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                            PRINCIPAL
                                             AMOUNT
DESCRIPTION                                   (000)          VALUE
----------------------------------------------------------------------------

LAZARD BOND PORTFOLIO (CONTINUED)
 Morgan Stanley Dean Witter & Co.,
  6.10%, 04/15/06 ......................    $      560     $ 559,520
 National Rural Utilities Cooperative
  Finance Corp.,
  7.30%, 09/15/06 ......................           510       536,948
 Paine Webber Group, Inc.,
  6.55%, 04/15/08 ......................           520       526,245
 Salomon Smith Barney Holdings,
  6.25%, 01/15/05 ......................           630       634,630
 Washington Mutual, Inc.,
  7.50%, 08/15/06 ......................           470       495,427
                                                           ---------
                                                           8,393,463
                                                           ---------
BREWERY--1.5%
 Anheuser-Busch Cos. Inc.,
  7.10%, 06/15/07 ......................           799       827,668
                                                           ---------
BROADCASTING--0.3%
 Echostar Broadband Corp.,
  10.375%, 10/01/07 ....................            75        75,000
 Sinclair Broadcast Group, Inc.,
  8.75%, 12/15/07 ......................            75        71,438
                                                           ---------
                                                             146,438
                                                           ---------
BUILDING & CONSTRUCTION--0.7%
 Atrium Cos. Inc., Series B,
  10.50%, 05/01/09 .....................            90        80,100
 Beazer Homes USA, Inc.,
  8.625%, 05/15/11 .....................            65        64,837
 Building One Services Corp.,
  10.50%, 05/01/09 .....................           135       129,600
 Nortek, Inc.,
  9.875%, 06/15/11 (c) .................            15        14,438
 Penhall International Corp.,
  12.00%, 08/01/06 .....................            90        88,200
                                                           ---------
                                                             377,175
                                                           ---------
CABLE TELEVISION--0.6%
 Adelphia Communications Corp.,
  10.875%, 10/01/10 ....................            55        55,687
 Charter Communications
  Holdings LLC:
  0.00%, 01/15/10 (f) ..................           100        67,000
  8.625%, 04/01/09 .....................            50        47,000
 International CableTel, Inc., Series B,
  11.50%, 02/01/06 (f) .................            55        37,125
 LodgeNet Entertainment Corp.,
  10.25%, 12/15/06 .....................           110       111,100
                                                           ---------
                                                             317,912
                                                           ---------
CHEMICALS--0.3%
ARCO Chemical Co.,
  9.80%, 02/01/20 ......................           180       183,557
                                                           ---------
COMMERCIAL SERVICES--1.4%
 Computer Sciences Corp.,
  6.75%, 06/15/06 ......................           570       564,631
 IT Group, Inc., Series B,
  11.25%, 04/01/09 .....................           145       136,300
 Key3Media Group, Inc.,
  11.25%, 06/15/11 .....................            55        53,900
                                                           ---------
                                                             754,831
                                                           ---------
CONSUMER GOODS--0.0%
Royster-Clark, Inc.,
  10.25%, 04/01/09 .....................            30        23,850
                                                           ---------
CONTAINERS--0.3%
 Silgan Holdings, Inc.,
  9.00%, 06/01/09 ......................            85        84,150
 U.S. Can Corp., Series B,
  12.375%, 10/01/10 ....................            75        75,375
                                                           ---------
                                                             159,525
                                                           ---------

ENERGY--2.3%
 Calpine Canada Energy Finance,
  8.50%, 05/01/08 ......................            25        24,374
 Dynegy Holdings, Inc.,
  7.45%, 07/15/06 ......................           682       704,100
 Midamerican Energy Co.,
  6.375%, 06/15/06 .....................           454       449,755
 Orion Power Holdings, Inc.,
  12.00%, 05/01/10 (c) .................            70        77,700
                                                           ---------
                                                           1,255,929
                                                           ---------
FIBER OPTICS--0.0%
 Metromedia Fiber Network, Inc.,
  Series B,
  10.00%, 11/15/08 .....................            25         9,625
                                                           ---------
FOOD & BEVERAGES--2.0%
 Agrilink Foods, Inc.,
  11.875%, 11/01/08 ....................            45        41,400
 ConAgra Foods, Inc.,
  7.875%, 09/15/10 .....................           450       472,885
 Michael Foods, Inc.,
  11.75%, 04/01/11 (c) .................            80        82,000
 Nabisco, Inc.,
  7.05%, 07/15/07 ......................           500       508,665
                                                           ---------
                                                           1,104,950
                                                           ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT
DESCRIPTION                             (000)          VALUE
--------------------------------------------------------------------------------

LAZARD BOND PORTFOLIO (CONTINUED)
HEALTHCARE--0.7%
 Dynacare, Inc.,
  10.75%, 01/15/06 ...............    $      115     $ 116,725
 Fresenius Medical Capital Trust:
  7.875%, 02/01/08 ...............            87        86,347
  9.00%, 12/01/06 ................            75        77,250
 HEALTHSOUTH Corp.,
  10.75%, 10/01/08 ...............            70        75,950
                                                     ---------
                                                       356,272
                                                     ---------
INDUSTRIAL & MACHINERY--2.3%
 Unilever Capital Corp.,
  7.125%, 11/01/10 ...............           560       582,565
 URS Corp., Series B,
  12.25%, 05/01/09 ...............            85        86,912
 USX Corp.,
  6.65%, 02/01/06 ................           570       579,107
                                                     ---------
                                                     1,248,584
                                                     ---------
INSURANCE--0.8%
 American Financial Group,
  7.125%, 04/15/09 ...............           459       430,978
                                                     ---------

LODGING & ENTERTAINMENT--0.8%
 Ameristar Casinos, Inc.,
  10.75%, 02/15/09 (c) ...........           120       125,400
 John Q. Hammons Hotels, Inc.,
  8.875%, 02/15/04 ...............            95        94,050
 Mandalay Resort Group, Series B,
  10.25%, 08/01/07 ...............            75        78,563
 MGM Grand, Inc.,
  9.75%, 06/01/07 ................           125       133,437
                                                     ---------
                                                       431,450
                                                     ---------
MANUFACTURING--1.1%
 Tyco International Group SA,
  6.75%, 02/15/11 ................           590       585,068
                                                     ---------
MULTIMEDIA--1.4%
 AOL Time Warner, Inc.,
  6.125%, 04/15/06 ...............           630       628,230
 Nextmedia Operating, Inc.,
  10.75%, 07/01/11 (c) ...........            25        25,000
 PRIMEDIA, Inc.,
  7.625%, 04/01/08 ...............            90        81,000
                                                     ---------
                                                       734,230
                                                     ---------
OIL & GAS--3.5%
 Chesapeake Energy Corp.,
  8.125%, 04/01/11 (c) ...........            90        84,150
 Comstock Resources, Inc.,
  11.25%, 05/01/07 ...............            60        63,450
 KeySpan Corp.,
  7.25%, 11/15/05 ................           480       502,411
 Lomak Petroleum Corp.,
  8.75%, 01/15/07 ................            85        81,600
 ONEOK, Inc.,
  7.75%, 08/15/06 ................           436       459,858
 Plains Resources, Inc., Series F,
  10.25%, 03/15/06 ...............            40        41,500
 Texaco Capital, Inc.,
  6.00%, 06/15/05 ................           637       645,122
                                                     ---------
                                                     1,878,091
                                                     ---------
PAPER PRODUCTS--0.1%
 Caraustar Industries, Inc.,
  9.875%, 04/01/11 (c) ...........            35        32,200
                                                     ---------
PHOTOGRAPHY--1.0%
 Eastman Kodak Co.,
  6.375%, 06/15/06 ...............           550       543,400
                                                     ---------

PRINTING--0.4%
 Phoenix Color Corp.,
  10.375%, 02/01/09 ..............           155       125,550
 Quebecor Media, Inc.,
  11.125%, 07/15/11 (c) ..........            30        29,738
 Transwestern Publishing Co.,
  9.625%, 11/15/07 (c) ...........            70        70,525
                                                     ---------
                                                       225,813
                                                     ---------
RETAIL--0.1%
 Petro Stopping Centers,
  10.50%, 02/01/07 ...............            80        62,000
                                                     ---------
TELECOMMUNICATIONS--3.8%
 American Cellular Corp.,
  9.50%, 10/15/09 (c) ............            90        84,600
 American Tower Corp.,
  9.375%, 02/01/09 (c) ...........            60        55,950
 Cox Communications, Inc.,
  6.15%, 08/01/03 (d) ............           988       994,780
 Global Crossing Holdings, Ltd.,
  9.50%, 11/15/09 ................            35        27,387
 Nextel Communications, Inc.,
  9.375%, 11/15/09 ...............           135       106,650

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT
DESCRIPTION                                  (000)           VALUE
--------------------------------------------------------------------------------

LAZARD BOND PORTFOLIO (CONTINUED)
 Spectrasite Holdings, Inc.:
  0.00%, 04/15/09 (f) .................    $       35     $   16,100
  Series B,
  0.00%, 03/15/10 (f) .................            25         10,500
 US West Communications, Inc.,
  5.625%, 11/15/08 ....................           836        766,071
                                                          ----------
                                                           2,062,038
                                                          ----------
TELEPHONE--2.9%
 GTE Corp.,
  9.10%, 06/01/03 .....................           395        424,593
 Sprint Capital Corp.,
  7.125%, 01/30/06 ....................           500        503,435
 WorldCom, Inc.,
  7.75%, 04/01/07 .....................           600        613,584
 XO Communications, Inc.,
  10.75%, 11/15/08 ....................            20          6,400
                                                          ----------
                                                           1,548,012
                                                          ----------
TRANSPORTATION--1.4%
 CSX Corp.,
  6.75%, 03/15/11 .....................           510        499,923
 Interpool, Inc.:
  6.625%, 03/01/03 ....................            70         68,014
  7.35%, 08/01/07 .....................            55         48,400
 North American Van Lines, Inc.,
  13.375%, 12/01/09 (c) ...............           125        115,000
                                                          ----------
                                                             731,337
                                                          ----------
UTILITIES--5.7%
 AES Corp.,
  9.375%, 09/15/10 ....................           135        136,350
 American Electric Power, Inc.,
  Series A,
  6.125%, 05/15/06 ....................           430        423,408
 Dominion Resources, Inc., Series B,
  7.625%, 07/15/05 ....................           545        569,937
 Progress Energy, Inc.,
  6.75%, 03/01/06 .....................           485        493,725
 Texas Utilities Co., Series B,
  6.375%, 10/01/04 ....................           821        827,256
 Wisconsin Energy Corp.,
  5.875%, 04/01/06 ....................           650        645,819
                                                          ----------
                                                           3,096,495
                                                          ----------
WASTE MANAGEMENT--0.2%
 Allied Waste North America, Inc.,
  Series B,
  10.00%, 08/01/09 ....................           120        123,300
                                                          ----------
TOTAL CORPORATE BONDS
 (Identified cost $27,904,837).........                   28,051,991
                                                          ----------
MORTGAGE PASS-THROUGH SECURITIES--3.2%
 Federal Home Loan Mortgage Corp.:
  Pool#W10002,
  6.775%, 11/01/03 ....................           719        742,582
  Pool#410425,
  8.309%, 09/01/26 (d) ................            29         29,998
 Federal National Mortgage Association:
  Pool#342042,
  7.705%, 06/01/25 (d) ................            51         51,639
  Pool#303824,
  7.999%, 07/01/25 (d) ................            69         70,451
 Government National Mortgage
  Association:
  Pool#80208,
  7.375%, 06/20/28 (d) ................           487        494,567
  Pool#80120,
  7.625%, 10/20/27 (d) ................           260        266,490
  Pool#80093,
  7.75%, 07/20/27 (d) .................            58         59,657
                                                          ----------
TOTAL MORTGAGE PASS-THROUGH SECURITIES
 (Identified cost $1,494,609)..........                    1,715,384
                                                          ----------

U.S. GOVERNMENT SECURITIES--9.7%
 Federal Home Loan Mortgage Corp.,
  5.25%, 02/15/04 .....................           500        503,985
 Federal National Mortgage
  Association:
  6.00%, 12/15/05 .....................           750        764,880
  6.625%, 09/15/09 ....................         1,150      1,190,066
  6.625%, 11/15/10 ....................           570        588,878
  7.125%, 02/15/05 ....................         2,055      2,177,334
 Resolution Funding Corp. STRIP
  Principal,
  0.00%, 01/15/21 (l) .................            29          8,383
                                                          ----------
TOTAL U.S. GOVERNMENT SECURITIES
 (Identified cost $5,164,242)..........                    5,233,526
                                                          ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                            PRINCIPAL
                                             AMOUNT
DESCRIPTION                                   (000)           VALUE
--------------------------------------------------------------------------------

LAZARD BOND PORTFOLIO (CONCLUDED)
U.S. TREASURY SECURITIES--15.7%
 United States Treasury Notes:
  5.75%, 04/30/03 ......................    $    2,150     $ 2,205,427
  5.75%, 11/15/05 ......................         2,350       2,406,893
  6.00%, 08/15/09 ......................         2,955       3,100,888
  7.50%, 02/15/05 ......................           660         718,265
 United States Treasury STRIP Principal,
  0.00%, 11/15/09 (l) ..................            39          24,346
                                                           -----------
TOTAL U.S. TREASURY SECURITIES
 (Identified cost $8,530,870)...........                     8,455,819
                                                           -----------
REPURCHASE AGREEMENT--1.4%
 State Street Corp., 3.88%, 07/02/01,
  (Dated 06/29/01, collaterized by
  $165,000 United States Treasury
  Note, 6.625%, 05/15/07, with a
  value of $178,609, and $590,000
  United States Treasury Bill, 3.38%,
  12/20/01, with a value of $579,970)
  (Identified cost $738,000)............           738         738,000
                                                           -----------
TOTAL INVESTMENTS
 (Identified cost $52,953,600) (b)......          98.7%    $53,294,510
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES ........................           1.3         718,997
                                                 -----     -----------
NET ASSETS .............................         100.0%    $54,013,507
                                                 =====     ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                               PRINCIPAL
                                                AMOUNT
DESCRIPTION                                      (000)            VALUE
--------------------------------------------------------------------------------

LAZARD HIGH YIELD PORTFOLIO

CORPORATE BONDS--85.6%

AEROSPACE & DEFENSE--1.6%
 Sabreliner Corp.,
  11.00%, 06/15/08 (c) .................       $    1,465       $1,100,581
                                                                ----------
AUTOMOTIVE & EQUIPMENT RENTAL--6.4%
 LDM Technologies, Inc., Series B,
  10.75%, 01/15/07 .....................              840          520,800
 National Equipment Services, Inc.:
  Series B,
  10.00%, 11/30/04 .....................              545          425,100
  Series D,
  10.00%, 11/30/04 .....................              545          425,100
 Renters Choice, Inc.,
  11.00%, 08/15/08 .....................              440          449,900
 United Rentals, Inc., Series B:
  9.00%, 04/01/09 ......................              690          638,250
  9.25%, 01/15/09 ......................            1,020          953,700
 Williams Scotsman, Inc.,
  9.875%, 06/01/07 .....................              925          878,750
                                                                ----------
                                                                 4,291,600
                                                                ----------
BROADCASTING--3.0%
 Echostar Broadband Corp.,
  10.375%, 10/01/07 ....................              425          425,000
 Emmis Escrow Corp.,
  0.00%, 03/15/11 (c), (f) .............            1,675          946,375
 Sinclair Broadcast Group, Inc.,
  8.75%, 12/15/07 ......................              300          285,750
 United International Holding, Inc.,
  Series B,
  0.00%, 02/15/08 (f) ..................            1,075          360,125
                                                                ----------
                                                                 2,017,250
                                                                ----------
BUILDING & CONSTRUCTION--6.6%
 Ainsworth Lumber Co. Ltd.,
  12.50%, 07/15/07 .....................              655          602,600
 Atrium Cos. Inc., Series B,
  10.50%, 05/01/09 .....................            1,305        1,161,450
 Building Materials Corp., Series B,
  7.75%, 07/15/05 ......................              920          561,200
 Building One Services Corp.,
  10.50%, 05/01/09 .....................              570          547,200
 Nortek, Inc.,
  9.875%, 06/15/11 (c) .................              690          664,125
 Penhall International Corp.,
  12.00%, 08/01/06 .....................              890          872,200
                                                                ----------
                                                                 4,408,775
                                                                ----------
CABLE TELEVISION--7.4%
 Charter Communications Holdings LLC,
  0.00%, 01/15/10 (f) ..................            1,605        1,075,350
 Diamond Cable Communications PLC,
  11.75%, 12/15/05 (f) .................              135           89,100
 Golden Sky DBS, Inc., Series B,
  0.00%, 03/01/07 (f) ..................              820          500,200
 International CableTel, Inc., Series B,
  11.50%, 02/01/06 (f) .................              610          411,750
 LodgeNet Entertainment Corp.,
  10.25%, 12/15/06 .....................              985          994,850
 Northland Cable Television,
  10.25%, 11/15/07 .....................              555          388,500
 Ono Finance PLC:
  13.00%, 05/01/09 .....................            1,060          795,000
  14.00%, 02/15/11 (c) .................              470          399,500
 United Pan-Europe Communications NV,
  Series B:
  0.00%, 08/01/09 (f) ..................            1,060          233,200
  0.00%, 02/01/10 (f) ..................              400           88,000
                                                                ----------
                                                                 4,975,450
                                                                ----------

CHEMICALS--3.8%
 ARCO Chemical Co.,
  9.80%, 02/01/20 ......................              735          749,526
 Huntsman Corp.,
  9.50%, 07/01/07 (c) ..................            1,640          902,000
 Lyondell Chemical Co.,
  10.875%, 05/01/09 ....................              220          216,150
 PMD Group, Inc.,
  11.00%, 02/28/11 (c) .................              665          674,975
                                                                ----------
                                                                 2,542,651
                                                                ----------
COMMERCIAL SERVICES--4.4%
 Integrated Electrical Services, Inc.,
  9.375%, 02/01/09 (c) .................              545          534,100
 IT Group, Inc., Series B,
  11.25%, 04/01/09 .....................            1,700        1,598,000
 Key3Media Group, Inc.,
  11.25%, 06/15/11 .....................              840          823,200
                                                                ----------
                                                                 2,955,300
                                                                ----------
COMPUTER SERVICES--0.1%
 Concentric Network Corp.,
  12.75%, 12/15/07 .....................              250           76,250
                                                                ----------
CONSUMER GOODS--0.5% Royster-Clark, Inc.,
  10.25%, 04/01/09 .....................              390          310,050
                                                                ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                           AMOUNT
DESCRIPTION                                 (000)            VALUE
--------------------------------------------------------------------------------

LAZARD HIGH YIELD PORTFOLIO (CONTINUED)
CONTAINERS--1.0%
 U.S. Can Corp., Series B,
  12.375%, 10/01/10 ...............       $      635       $ 638,175
                                                           ---------
FIBER OPTICS--0.4%
 Metromedia Fiber Network, Inc.,
  Series B,
  10.00%, 11/15/08 ................              670         257,950
                                                           ---------
FOOD & BEVERAGES--2.5%
 Agrilink Foods, Inc.,
  11.875%, 11/01/08 ...............              705         648,600
 Michael Foods, Inc.,
  11.75%, 04/01/11 (c) ............              760         779,000
 Travelcenters of America, Inc.,
  12.75%, 05/01/09 ................              270         277,763
                                                           ---------
                                                           1,705,363
                                                           ---------
FUNERAL SERVICES--2.9%
 Rose Hills Co.,
  9.50%, 11/15/04 .................            1,350       1,064,812
 Stewart Enterprises, Inc.,
  10.75%, 07/01/08 (c) ............              820         844,600
                                                           ---------
                                                           1,909,412
                                                           ---------
HEALTHCARE--5.9%
 Alliance Imaging, Inc.,
  10.375%, 04/15/11 (c) ...........            1,000       1,025,000
 Dynacare, Inc.,
  10.75%, 01/15/06 ................              995       1,009,925
 Fresenius Medical Capital Trust,
  7.875%, 02/01/08 ................              655         650,087
 Icon Health & Fitness, Inc.,
  12.00%, 09/27/05 (c) ............            1,370       1,233,000
                                                           ---------
                                                           3,918,012
                                                           ---------
INDUSTRIAL & MACHINERY--4.8%
 GSI Group, Inc.,
  10.25%, 11/01/07 ................              995         756,200
 Interpool Capital Trust, Series B,
  9.875%, 02/15/27 ................            1,600       1,168,000
 URS Corp., Series B,
  12.25%, 05/01/09 ................            1,270       1,298,575
                                                           ---------
                                                           3,222,775
                                                           ---------
LODGING & ENTERTAINMENT--2.1%
 Ameristar Casinos, Inc.,
  10.75%, 02/15/09 (c) ............              565         590,425
 John Q. Hammons Hotels, Inc.,
  8.875%, 02/15/04 ................              545         539,550
 Mandalay Resort Group, Series B,
  10.25%, 08/01/07 ................              255         267,113
                                                           ---------
                                                           1,397,088
                                                           ---------
MANUFACTURING--2.2%
 Foamex L.P.,
  13.50%, 08/15/05 ................              475         375,250
 Venture Holdings Trust, Series B,
  9.50%, 07/01/05 .................            1,400       1,092,000
                                                           ---------
                                                           1,467,250
                                                           ---------
METALS--0.6%
 Metals USA, Inc.,
  8.625%, 02/15/08 ................              545         370,600
                                                           ---------
MULTIMEDIA--1.5%
 Nextmedia Operating, Inc.,
  10.75%, 07/01/11 (c) ............            1,015       1,015,000
                                                           ---------

OIL & GAS--4.9%
 Chesapeake Energy Corp.,
  8.125%, 04/01/11 (c) ............              440         411,400
 Comstock Resources, Inc.,
  11.25%, 05/01/07 ................              755         798,412
 El Paso Energy Partners,
  8.50%, 06/01/11 (c) .............              555         555,000
 Lomak Petroleum Corp.,
  8.75%, 01/15/07 .................            1,270       1,219,200
 Plains Resources, Inc., Series F,
  10.25%, 03/15/06 ................              300         311,250
                                                           ---------
                                                           3,295,262
                                                           ---------
PAPER PRODUCTS--1.0%
 Caraustar Industries, Inc.,
  9.875%, 04/01/11 (c) ............              750         690,000
                                                           ---------
PRINTING--3.4%
 Phoenix Color Corp.,
  10.375%, 02/01/09 ...............            1,345       1,089,450
 Quebecor Media, Inc.,
  11.125%, 07/15/11 (c) ...........            1,195       1,184,544
                                                           ---------
                                                           2,273,994
                                                           ---------
PUBLISHING--1.2%
 Canwest Media, Inc.,
  10.625%, 05/15/11 (c) ...........              825         837,375
                                                           ---------
REAL ESTATE--1.9%
 Blum CB Corp.,
  11.25%, 06/15/11 (c) ............            1,290       1,267,425
                                                           ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                 PRINCIPAL
                                                  AMOUNT
DESCRIPTION                                        (000)            VALUE
-----------------------------------------------------------------------------

LAZARD HIGH YIELD PORTFOLIO (CONTINUED)

RETAIL--0.2%
 Petro Stopping Centers,
  10.50%, 02/01/07 .......................       $      205       $  158,875
                                                                  ----------
TELECOMMUNICATIONS--10.1%
 American Tower Corp.,
  9.375%, 02/01/09 (c) ...................            1,040          969,800
 COLT Telecom Group PLC,
  0.00%, 12/15/06 (f) ....................              375          330,000
 Global Crossing Holdings, Ltd.,
  9.50%, 11/15/09 ........................              260          203,450
 GT Group Telecom, Inc.,
  0.00%, 02/01/10 (f) ....................            1,160          365,400
 Horizon PCS, Inc.,
  0.00%, 10/01/10 (f) ....................            1,730          674,700
 Hyperion Telecommunications, Inc.:
  12.00%, 11/01/07 .......................            1,525          701,500
  Series B,
  12.25%, 09/01/04 .......................              420          350,700
 IPCS, Inc.,
  0.00%, 07/15/10 (f) ....................            2,150          881,500
 McCaw International, Ltd.,
  0.00%, 04/15/07 (f) ....................              860          283,800
 Nextel Communications, Inc.,
  12.00%, 11/01/08 .......................              500          445,000
 Nextel International, Inc.:
  0.00%, 04/15/08 (f) ....................              260           54,600
  12.75%, 08/01/10 .......................              670          207,700
 Spectrasite Holdings, Inc.:
  0.00%, 04/15/09 (f) ....................              830          381,800
  Series B,
  0.00%, 03/15/10 (f) ....................              430          180,600
 Ubiquitel Operating Co.,
  0.00%, 04/15/10 (f) ....................            1,759          694,805
                                                                  ----------
                                                                   6,725,355
                                                                  ----------
TELEPHONE--0.6% XO Communications, Inc.,
  10.75%, 11/15/08 .......................            1,285          411,200
                                                                  ----------
TRANSPORTATION--3.4%
 North American Van Lines, Inc.,
  13.375%, 12/01/09 (c) ..................              940          864,800
 Railamerica Transportation Corp.,
  12.875%, 08/15/10 ......................            1,360        1,404,200
                                                                  ----------
                                                                   2,269,000
                                                                  ----------
WASTE MANAGEMENT--1.2%
 Allied Waste North America, Inc.,
  Series B,
  10.00%, 08/01/09 .......................              795          816,863
                                                                  ----------
TOTAL CORPORATE BONDS
 (Identified cost $61,782,520)............                        57,324,881
                                                                  ----------
CONVERTIBLE BOND--1.9%
FINANCIAL SERVICES--1.9%
 Telewest Finance (Jersey) Ltd.,
  6.00%, 07/07/05 (c)
  (Identified cost $1,363,955)............            1,780        1,246,000
                                                                  ----------

                                                    SHARES
                                                    ------
PREFERRED STOCKS--9.4%

BROADCASTING--4.2%
 Granite Broadcasting Corp. (a) ..........            1,940          368,600
 Paxson Communications Corp. (a) .........              153        1,430,550
 Sinclair Capital ........................           10,700        1,003,125
                                                                  ----------
                                                                   2,802,275
                                                                  ----------
CABLE TELEVISION--2.3%
 Adelphia Communications Corp.,
  Series B ...............................           15,550        1,523,900
                                                                  ----------

MANUFACTURING--0.3%
 High Voltage Engineering Corp.,
  Series A (a) ...........................            1,049          209,800
                                                                  ----------
RESTAURANTS--0.0%
 American Restaurant Group, Inc.,
  Series B (a) ...........................                5              500
                                                                  ----------
TELECOMMUNICATIONS--2.5%
 Global Crossing Holdings, Ltd. ..........           10,400          800,800
 Nextel Communications, Inc.,
  Series E (a) ...........................            1,350          904,500
                                                                  ----------
                                                                   1,705,300
                                                                  ----------
TELEPHONE--0.1%
 XO Communications, Inc. (a) .............           14,603           58,412
                                                                  ----------
TOTAL PREFERRED STOCKS
 (Identified cost $8,608,454).............                         6,300,187
                                                                  ----------
WARRANTS--0.3%
CABLE TELEVISION--0.1%
 Ono Finance PLC,
  05/31/09 (a), (c) ......................              500           15,000
                                                                  ----------
COMPUTER SERVICES--0.0%
 Verado Holdings, Inc., Series B,
  04/15/08 (a), (c) ......................              365            1,460
                                                                  ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                 SHARES            VALUE
--------------------------------------------------------------------------------

LAZARD HIGH YIELD PORTFOLIO (CONCLUDED)
FOOD & BEVERAGES--0.0%
 Travelcenters of America, Inc.,
  05/01/09 (a), (c) ........................   810         $     8,100
                                                           -----------
TELECOMMUNICATIONS--0.2%
 GT Group Telecom, Inc.,
  02/01/10 (a), (c) ........................ 1,160              34,621
 Horizon PCS, Inc.,
  10/01/10 (a), (c) ........................ 1,730              34,600
 IPCS, Inc.,
  07/15/10 (a), (c) ........................ 2,150              43,000
 Motient Corp.,
  04/01/08 (a), (c) ........................ 1,345                 673
 Ubiquitel Operating Co.,
  04/15/10 (a), (c) ........................ 1,259              25,180
                                                           -----------
                                                               138,074
                                                           -----------
TOTAL WARRANTS
 (Identified cost $398,933).................                   162,634
                                                           -----------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)
                                           ---------
REPURCHASE AGREEMENT--3.9%
 State Street Corp., 3.88%, 07/02/01,
  (Dated 06/29/01, collateralized by
  $2,485,000 United States Treasury
  Note, 6.625%, 05/15/07, with a
  value of $2,689,953)
  (Identified cost $2,637,000)..............$2,637         $ 2,637,000
                                                           -----------

TOTAL INVESTMENTS
 (Identified cost $74,790,862) (b) ......... 101.1%        $67,670,702
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS ..............................  (1.1)           (709,874)
                                             -----         -----------
NET ASSETS ................................. 100.0%        $66,960,828
                                             =====         ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                        PRINCIPAL
                                         AMOUNT
DESCRIPTION                             (000) (g)                VALUE
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO
CURRENCY DENOMINATED BONDS--94.4%
AUSTRALIA--0.4%
 Australia Government,
  6.50%, 05/15/13 (e) ................       520               $ 286,913
                                                               ---------
AUSTRIA--4.4%
 Pfandbriefstelle Der Oesterr
  Landeshypobank,
  1.60%, 02/15/11................. JPY   305,000               2,570,648
 Republic of Austria,
  4.50%, 09/28/05................. JPY    80,000                 756,860
                                                               ---------
 TOTAL AUSTRIA .......................                         3,327,508
                                                               ---------
BRAZIL--0.7%
 Deutsche Bank LTN Linked Notes:
  15.20%, 02/08/02 (h) ............USD       226                 196,066
  17.18%, 08/01/01 (h) ............USD        75                  67,230
  17.40%, 08/01/01 (h) ............USD        70                  62,993
 Salomon, Inc. Linked Brazil Inflation
  Indexed Notes:
  LTN,
  14.90%, 12/06/01 (c), (h) .......USD       112                 101,024
  NTN,
  6.00%, 12/02/02 (c), (h) ........USD        95                  81,892
                                                               ---------
 TOTAL BRAZIL ........................                           509,205
                                                               ---------
CANADA--5.3%
 Argos Funding Trust,
  5.9625%, 02/27/06 (c), (e) .........       250                 153,202
 Government of Canada,
  5.50%, 06/01/10 ....................     2,800               1,794,280
 Molson Breweries Co., Ltd., Series A,
  6.00%, 06/02/08 (e) ................       800                 509,642
 North American Capital Corp.,
  8.25%, 11/17/03 (e) .............GBP       576                 834,624
 Province of Quebec,
  5.125%, 01/04/09 (e) ............EUR       400                 329,997
 Quebec Housing Corp., Series N,
  8.95%, 05/13/13 (e) ................       391                 306,344
                                                               ---------
 TOTAL CANADA ........................                         3,928,089
                                                               ---------
CAYMAN ISLANDS--0.6%
 Toyo Trust Bank Finance Cayman, Ltd.,
  4.8275%, 03/18/07 (d) ...........USD       486                 476,280
                                                               ---------
COLOMBIA--0.1%
 Bank of America Corp. Linked
  Time Deposit,
  11.85%, 07/09/01 (h) ............USD        59                  59,277
                                                               ---------
COSTA RICA--0.0%
 Salomon, Inc. CRC Linked
  Unsecured Note,
  13.00%, 07/12/01 (c), (h)........USD        40                  40,084
                                                               ---------
DENMARK--6.6%
 Nykredit:
  6.00%, 10/01/29 (e) ................    11,258               1,222,420
  7.00%, 10/01/32 (e) ................     3,293                 373,029
 Totalkredit,
  7.00%, 10/01/22 ....................     9,600               1,098,985
 Unikredit Realkredit:
  7.00%, 07/01/29 (e) ................    14,718               1,680,192
  7.00%, 10/01/32 (e) ................     4,976                 563,574
                                                               ---------
 TOTAL DENMARK .......................                         4,938,200
                                                               ---------
FRANCE--4.4%
 Government of France:
  0.00%, 04/25/23 (l) .............EUR     8,090               1,882,196
  4.00%, 10/25/09 (e) .............EUR     1,820               1,422,672
                                                               ---------
 TOTAL FRANCE ........................                         3,304,868
                                                               ---------

GERMANY--8.7%
 Bundesrepublik Deutschland,
  0.00%, 01/04/24 (e), (l) ........EUR     8,115               1,834,977
 Callahan Nordrhein Westfalen,
  14.125%, 07/15/11 (c) ...........EUR       330                 234,913
 Core, Series 1998-1A, Class B3,
  7.3377%, 01/16/06 (c), (d) ......EUR       400                 175,565
 DSL Bank AG,
  7.25%, 08/07/07 (e) .............GBP       630                 933,892
 Frank Hypobank Center,
  6.375%, 02/04/08 ................GBP       365                 521,509
 Land Hessen,
  6.00%, 11/29/13 (e), (f) ........EUR       511                 471,278
 Landesbank Hessen-Thueringen
  Girozentrale,
  9.00%, 09/06/04 .................GBP       230                 348,411
 Landesbank Schleswig-Holstein,
  8.00%, 12/28/06 .................GBP       250                 377,231
 Landwirtschaftliche Rentenbank,
  6.375%, 03/09/05 ................GBP       270                 384,233
 Messer Griesheim Holding AG,
  10.375%, 06/01/11 (c) ...........EUR       125                 109,109
 Republic of Deutschland,
  3.75%, 01/04/09 .................EUR       300                 235,803
 WestLB Finance Curacao NV:
  8.125%, 01/24/07 ................GBP       310                 471,211
  8.50%, 06/02/03 .................GBP       250                 366,845
                                                               ---------
 TOTAL GERMANY .......................                         6,464,977
                                                               ---------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT
DESCRIPTION                           (000) (g)            VALUE
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)
GREECE--2.0%
 Republic of Hellenic:
  5.75%, 03/31/08 (e) ........EUR        1,720           $1,480,935
  8.90%, 04/01/03 ............EUR          0.1                   88
                                                         ----------
 TOTAL GREECE ...................                         1,481,023
                                                         ----------
HUNGARY--0.9%
 Government of Hungary:
  9.00%, 11/24/02 ...............      107,480              371,551
  9.50%, 01/12/02 ...............       55,300              191,434
  12.50%, 09/24/02 ..............       25,100               89,494
                                                         ----------
 TOTAL HUNGARY ..................                           652,479
                                                         ----------
ITALY--5.4%
 Films PLC,
  5.5488%, 03/31/05 (d) .........    1,280,000              280,111
 Republic of Italy,
  1.80%, 02/23/10.............JPY      432,000            3,739,428
                                                         ----------
 TOTAL ITALY ....................                         4,019,539
                                                         ----------
JAPAN--2.4%
 Export-Import Bank of Japan,
  4.375%, 10/01/03 (e) ..........       94,000              825,996
 Spires, Ltd.,
  2.48%, 01/23/02 ...............      117,989              950,837
                                                         ----------
 TOTAL JAPAN ....................                         1,776,833
                                                         ----------
LUXEMBOURG--0.6%
 Ispat Europe Group SA,
  11.875%, 02/01/11 ..........EUR           30               24,661
 PTC International Finance II SA,
  11.25%, 12/01/09 ...........EUR          280              242,254
 Scandinavian Broadcasting SA,
  12.00%, 06/15/08 (c) .......EUR          185              153,642
                                                         ----------
 TOTAL LUXEMBOURG ...............                           420,557
                                                         ----------
MEXICO--0.4%
 Mexican Bonos:
  14.00%, 01/22/04 ..............          459               52,490
  16.00%, 01/23/03 ..............          545               63,101
 United Mexican States,
  9.875%, 01/15/07 ...........USD          165              180,477
                                                         ----------
 TOTAL MEXICO ...................                           296,068
                                                         ----------
NAMIBIA--0.1%
 Government of Namibia:
  12.00%, 04/15/02 ..............          210               26,419
  12.00%, 04/15/05 ..............          210               26,910
                                                         ----------
 TOTAL NAMIBIA ..................                            53,329
                                                         ----------
NETHERLANDS--2.6%
 Completel Europe NV, Series B,
  14.00%, 04/15/10 ...........EUR          245               91,355
 Jones Lang LaSalle Finance BV,
  9.00%, 06/15/07 ............EUR          115              104,035
 Kappa Beheer BV,
  0.00%, 07/15/09 (f) ........EUR           15                9,693
 KPN NV:
  6.05%, 06/13/03 ............EUR          420              353,722
  7.25%, 04/12/06 ............EUR          880              754,630
 KPNQwest BV:
  7.125%, 06/01/09 ...........EUR           50               25,360
  8.875%, 02/01/08 (c) .......EUR          165               90,190
 United Pan-Europe Communications
   NV, Series B:
  0.00%, 11/01/09 (f) ........EUR          470               67,711
  11.25%, 02/01/10 ...........EUR          220               68,982
 Versatel Telecom NV,
  11.875%, 07/15/09 ..........EUR          115               37,521
 Wolters Kluwer NV,
  5.50%, 09/22/06 ............EUR          420              357,777
                                                         ----------
 TOTAL NETHERLANDS ..............                         1,960,976
                                                         ----------

NEW ZEALAND--2.3%
 Government of New Zealand,
  8.00%, 11/15/06 ...............        4,000            1,719,173
                                                         ----------
PANAMA--0.1%
 Republic of Panama,
  6.4375%, 07/17/16 (d) ......USD          149              120,366
                                                         ----------
POLAND--0.2%
 Government of Poland,
  0.00%, 04/21/03 (l) ...........          663              128,544
                                                         ----------
SOUTH AFRICA--0.4%
 Lesotho Highlands Water:
  12.00%, 12/01/05 ..............          740               96,011
  12.50%, 04/15/02 ..............          870              110,055
  13.00%, 09/15/10 ..............          430               59,041
 South African Roads Board,
  11.50%, 09/30/05 ..............          270               34,123
                                                         ----------
 TOTAL SOUTH AFRICA .............                           299,230
                                                         ----------
SPAIN--0.5%
 Generalitat de Catalunya,
  9.30%, 11/24/03 ............EUR          402              375,277
                                                         ----------
SUPRANATIONAL--17.1%
 European Investment Bank,
  3.00%, 09/20/06 ............JPY      510,000            4,647,703


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT
DESCRIPTION                           (000) (g)               VALUE
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)
 Inter-American Development Bank,
  1.90%, 07/08/09 ...............JPY   355,000              $3,098,321
 International Bank for
  Reconstruction and Development:
  2.00%, 02/18/08 (e) ...........JPY   174,000               1,529,249
  4.75%, 12/20/04 ...............JPY   376,000               3,490,484
                                                            ----------
 TOTAL SUPRANATIONAL ...............                        12,765,757
                                                            ----------
SWEDEN--2.4%
 AB Spintab,
  7.50%, 06/15/04 ..................     8,600                 834,106
 Preem Holdings AB,
  10.625%, 03/31/11 (c) .........EUR       180                 160,549
 Stadshypotek AB,
  3.50%, 09/15/04 ..................     9,000                 780,806
                                                            ----------
 TOTAL SWEDEN ......................                         1,775,461
                                                            ----------
UNITED KINGDOM--10.6%
 Avecia Group PLC,
  11.00%, 07/01/09 ..............USD       190                 189,050
 BAE Systems PLC,
  7.45%, 11/29/03 (e) ..............       240                 342,109
 Birmingham Midshires Building Society,
   9.125%, 01/05/06 (e) ............       300                 464,760
 British Sky Broadcasting Group PLC,
  7.75%, 07/09/09 ..................       115                 152,658
 British Telecommunications PLC,
  6.125%, 02/15/06 (e) ..........EUR     1,290               1,109,439
 Coca-Cola Enterprises PLC,
  6.75%, 03/12/08 ..................       158                 224,981
 Coral Group Holdings PLC, Series B,
  13.50%, 09/30/09 .................        69                  91,855
 Diamond Cable Communications PLC,
  11.75%, 12/15/05 (f) ..........USD        30                  19,800
 Diamond Holdings PLC,
  10.00%, 02/01/08 (e) .............        60                  54,290
 Energis PLC,
  9.50%, 06/15/09 ..................       250                 315,987
 Gala Group Holdings PLC,
  12.00%, 06/01/10 .................        55                  85,086
 Imperial Tobacco Finance PLC,
  6.375%, 09/27/06 ..............EUR       410                 354,925
 IPC Magazines Group PLC:
  0.00%, 03/15/08 (f) ..............        65                  68,151
  9.625%, 03/15/08 .................        30                  39,292
 Jazztel PLC,
  14.00%, 07/15/10 ..............EUR        65                  20,381
 Luxfer Holdings PLC,
  10.125%, 05/01/09 ................       110                 159,560
 Ono Finance PLC,
  14.00%, 02/15/11 (c) ..........EUR       305                 217,117
 Premier International Foods PLC,
  12.25%, 09/01/09 .................        60                  86,188
 Regional Independent Media:
  0.00%, 07/01/08 (f) ..............       120                 133,507
  10.50%, 07/01/08 ..............USD       170                 171,912
 Telewest Communications PLC:
  0.00%, 04/15/09 (f) ..............        25                  16,284
  9.875%, 02/01/10 .................       125                 142,150
 TM Group Holdings PLC,
  11.00%, 05/15/08 ..............USD       235                 234,412
 United Kingdom Treasury,
  7.50%, 12/07/06 (e) ..............     1,880               2,892,507
 West Coast Train Finance,
  6.00%, 03/31/15 ..................       230                 303,325
                                                            ----------
 TOTAL UNITED KINGDOM ..............                         7,889,726
                                                            ----------

UNITED STATES--15.2%
 AES Corp.,
  8.375%, 03/01/11 ..............GBP        10                  14,127
 Airtouch Communications Corp.,
  5.50%, 07/24/08 (c), (e) ......DEM       600                 251,423
 Baxter International, Inc.,
  5.75%, 03/06/06 (e) ...........EUR     1,320               1,133,400
 Citibank Credit Card Master Trust,
  5.75%, 07/16/07 (e) ...........DEM     1,250                 552,856
 Citicorp,
  6.25%, 09/19/09 (e) ...........DEM     1,020                 448,231
 Corning, Inc.,
  5.625%, 02/18/05 (c) ..........EUR       140                 115,796
 Countrywide Home Loan, Inc.,
  5.25%, 12/15/05 (e) ...........DEM       800                 340,933
 Fannie Mae,
  2.125%, 10/09/07 ..............JPY   140,000               1,231,497
 Ford Motor Credit Co.:
  5.25%, 06/16/08 ...............DEM       572                 237,459
  5.625%, 02/02/04 (e) ..........EUR       880                 754,817
 Fresenius Medical Capital Trust,
  7.375%, 06/15/11 (c) ..........EUR       205                 170,687
 General Motors Acceptance Corp.
  Swift Trust, Series 1999-1,
  5.00%, 01/18/05 (c) ...........EUR       370                 315,046
 HCA-The Healthcare Co.,
  8.75%, 11/01/10 ...............GBP        55                  82,491
 Household Finance Corp.,
  6.25%, 04/30/07 ...............FRF     2,200                 293,712

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                              PRINCIPAL
                                                AMOUNT
DESCRIPTION                                   (000) (g)           VALUE
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)
 Huntsman Corp.,
  9.50%, 07/01/07 (c) .................            120        $   66,000
 International Business Machines Corp.,
  0.90%, 04/14/03 ..................JPY         72,000           583,979
 MBNA American Europe,
  6.00%, 05/21/07 (e) ..............NLG          3,800         1,510,245
 Merrill Lynch & Co., Inc.:
  5.375%, 01/04/09 (e) .............DEM            830           347,047
  7.375%, 12/17/07 .................GBP            231           341,355
 NTL Communications Corp.,
  12.375%, 02/01/08 (c) ............EUR             90            54,533
 Pfizer, Inc.,
  0.80%, 03/18/08 ..................JPY        193,000         1,557,650
 Resolution Funding Corp. STRIP
  Principal,
  0.00%, 01/15/21 (l) .................            824           238,185
 Sola International, Inc.,
  11.00%, 03/15/08 (c) .............EUR            190           167,626
 The Manitowoc Co., Inc.,
  10.375%, 05/15/11 (c) ............EUR            285           243,938
 WorldCom, Inc.,
  6.75%, 05/15/08 ..................EUR            300           253,015
                                                              ----------
 TOTAL UNITED STATES ..................                       11,306,048
                                                              ----------
TOTAL CURRENCY DENOMINATED BONDS
 (Identified cost $76,764,295).........                       70,375,787
                                                              ----------
                                                SHARES
                                                ------
PREFERRED STOCK--0.0%
UNITED KINGDOM--0.0%
 Avecia Group PLC (a)
 (Identified cost $10,208).............            408            12,240
                                                              ----------
WARRANTS--0.0%
MEXICO--0.0%
 United Mexican States, Rights,
  06/30/03 (a) ........................          1,000                 9
                                                              ----------
NORWAY--0.0%
 Enitel ASA,
  04/03/05 (a) ........................             65                 1
                                                              ----------
TOTAL WARRANTS
 (Identified cost $607)................                               10
                                                              ----------

                                              PRINCIPAL
                                               AMOUNT
                                                (000)
                                              ---------
DISCOUNT NOTES--7.5%
Federal Farm Credit Bank,
 4.45%, 07/10/01 .....................            $100         $  99,889
Federal Home Loan Bank:
 3.53%, 08/08/01 .....................             157           156,415
 3.53%, 08/22/01 .....................             230           228,827
 3.67%, 07/18/01 .....................             400           399,307
 3.67%, 07/27/01 .....................             150           149,618
 3.70%, 08/13/01 .....................             165           164,271
 3.70%, 12/07/01 .....................             150           147,595
 3.74%, 08/15/01 .....................             318           316,513
 3.80%, 08/21/01 .....................             150           149,193
 3.98%, 04/18/02 .....................             183           177,113
 4.05%, 07/30/01 .....................             114           113,628
 4.46%, 07/06/01 .....................             197           196,878
 4.47%, 07/17/01 .....................             111           110,779
 4.54%, 07/03/01 .....................             100            99,975
 4.56%, 02/27/02 .....................             100            96,947
Federal Home Loan Mortgage Corp.:
 3.785%, 08/16/01 ....................             185           184,105
 3.79%, 07/31/01 .....................             100            99,684
 3.80%, 07/17/01 .....................             150           149,747
 4.45%, 12/12/01 .....................             100            97,973

Federal National Mortgage
 Association:
 3.48%, 09/20/01 .....................             132           130,979
 3.56%, 07/25/01 .....................             207           206,509
 3.61%, 08/28/01 .....................             350           348,000
 3.65%, 07/20/01 .....................             124           123,761
 3.67%, 09/13/01 .....................              65            64,510
 3.70%, 09/07/01 .....................             117           116,182
 3.71%, 08/07/01 .....................             200           199,238
 3.71%, 08/13/01 .....................             140           139,369
 3.81%, 07/17/01 .....................             100            99,831
 3.88%, 07/10/01 .....................             280           279,728
 4.41%, 03/08/02 .....................             110           106,631
 4.54%, 07/05/01 .....................             142           141,928
 5.45%, 12/14/01 .....................             260           253,466
 6.33%, 07/27/01 .....................             117           116,465
 6.42%, 07/11/01 .....................             117           116,791
                                                               ---------
TOTAL DISCOUNT NOTES
 (Identified cost $5,581,845).........                         5,581,845
                                                               ---------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
42

================================================================================
THE LAZARD FUNDS, INC.


PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                             AMOUNT
DESCRIPTION                                  (000)           VALUE
---------------------------------------   -----------   --------------
LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)
REPURCHASE AGREEMENT--0.2%
 State Street Corp., 3.88%, 07/02/01,
  (Dated 06/29/01, collateralized by
  $170,000 United States Treasury
  Note, 6.00%, 08/15/09, with a value
  of $181,475) (e)
  (Identified cost $173,000)...........      $173          $   173,000
                                                           -----------
TOTAL INVESTMENTS
 (Identified cost $82,529,955) (b)......... 102.1%         $76,142,882
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS ............................. ( 2.1)          (1,596,136)
                                            -----           -----------
NET ASSETS ................................ 100.0%         $74,546,746
                                            ======         ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.


PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)

Forward Foreign Currency Contracts open at June 30, 2001:



       Forward                                          U.S. $ Cost        U.S. $
  Foreign Currency    Expiration        Foreign       on Origination       Current       Unrealized       Unrealized
 Purchase Contracts      Date          Currency            Date             Value       Appreciation     Depreciation
--------------------  ------------   --------------   ----------------   ------------   --------------   -------------
       ARS             7/5/01          239,263        $  239,000       $  238,167        $    --         $    833
       ARS            7/10/01           93,339            93,000           92,608             --              392
       ARS            7/10/01           26,156            26,000           25,951             --               49
       ARS           10/19/01           63,040            59,867           58,435             --            1,432
       AUD            7/26/01          537,158           271,802          273,750          1,948               --
       AUD            7/26/01           26,123            13,819           13,313             --              506
       BRL            7/31/01          121,788            51,000           52,060          1,060               --
       BRL            12/5/01          238,539           111,000           96,731             --           14,269
       CAD            7/26/01        1,600,373         1,036,625        1,054,027         17,402               --
       CAD            7/26/01           42,537            27,523           28,016            493               --
       CAD            7/26/01        1,539,821           995,713        1,014,146         18,433               --
       CHF            7/26/01        1,060,352           623,949          590,491             --           33,458
       CLP            8/14/01       45,440,000            80,000           72,090             --            7,910
       CLP            9/28/01       78,071,000           133,000          123,374             --            9,626
       CLP            10/4/01       80,419,000           137,000          126,984             --           10,016
       CLP           12/12/01       32,312,500            55,000           50,245             --            4,755
       CLP           12/13/01       44,697,899            74,558           69,947             --            4,611
       CLP            2/27/02       82,220,400           138,000          128,649             --            9,351
       CNY            7/11/01          830,850           100,000          100,361            361               --
       CNY            7/16/01          265,187            32,000           32,030             30               --
       CNY            7/31/01          946,417           114,000          114,274            274               --
       CNY            8/21/01        1,243,830           150,000          150,076             76               --
       CNY             9/5/01          199,049            24,000           24,004              4               --
       COP            8/14/01       96,452,500            41,000           41,297            297               --
       COP            8/28/01      129,360,000            55,000           55,121            121               --
       COP            8/29/01      185,571,000            79,000           79,046             46               --
       COP            8/30/01      114,768,000            48,000           48,871            871               --
       COP            8/31/01      306,716,850           131,000          130,568             --              432
       CRC            8/22/01       42,438,400           128,000          126,636             --            1,364
       CZK             7/9/01        2,143,620            55,039           53,639             --            1,400
       CZK            7/11/01        3,020,841            77,241           75,584             --            1,657
       CZK            7/17/01        4,395,000           116,919          109,943             --            6,976
       CZK            7/17/01        4,341,400           110,684          108,602             --            2,082
       CZK             8/7/01        1,903,059            47,569           47,570              1               --
       CZK            8/13/01        6,719,079           167,709          167,919            210               --
       CZK            8/13/01        1,480,000            36,933           36,987             54               --
       DKK            7/26/01        5,470,860           657,137          622,144             --           34,993
       DKK            7/26/01          669,054            76,909           76,085             --              824
       EUR            7/26/01          470,659           419,357          398,659             --           20,698
       EUR            7/26/01          175,844           158,787          148,944             --            9,843
       EUR            7/26/01           60,728            54,777           51,438             --            3,339
       EUR            7/26/01        7,492,524         6,719,071        6,346,335             --          372,736
       EUR            7/26/01        7,870,623         7,050,661        6,666,592             --          384,069
       EUR            7/26/01          102,764            92,161           87,043             --            5,118
       EUR            7/26/01           30,383            27,127           25,735             --            1,392
       EUR            7/26/01           33,573            30,058           28,437             --            1,621
       EUR            7/26/01          223,245           198,684          189,093             --            9,591
       EUR            7/26/01          851,386           758,585          721,143             --           37,442

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
44

================================================================================
THE LAZARD FUNDS, INC.


PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
================================================================================

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)



       Forward                                            U.S. $ Cost        U.S. $
  Foreign Currency      Expiration        Foreign       on Origination       Current       Unrealized       Unrealized
 Purchase Contracts        Date          Currency            Date             Value       Appreciation     Depreciation
--------------------   ------------   --------------   ----------------   ------------   --------------   -------------
          EUR             7/26/01           26,867        $   24,000       $   22,757        $    --         $ 1,243
          EUR             7/26/01           46,984            41,158           39,797             --           1,361
          EUR             7/26/01            3,251             2,753            2,753             --              --
          EUR             7/26/01           17,405            14,722           14,743             21              --
          EUR             7/26/01           22,342            19,000           18,925             --              75
          EUR             7/26/01           22,125            18,842           18,741             --             101
          EUR             7/26/01           59,472            51,146           50,374             --             772
          EUR             7/26/01          223,665           191,233          189,449             --           1,784
          EUR             7/26/01          703,036           606,720          595,487             --          11,233
          EUR             7/26/01          147,741           127,205          125,140             --           2,065
          EUR             7/26/01          101,335            86,000           85,833             --             167
          EUR             6/10/02        2,080,000         1,772,056        1,760,201             --          11,855
          GBP             7/26/01           15,153            21,740           21,319             --             421
          GBP             7/26/01           25,622            36,838           36,049             --             789
          GBP             7/26/01          263,481           377,489          370,699             --           6,790
          HUF              8/6/01       33,656,220           117,000          116,277             --             723
          ILS             7/10/01           83,000            19,938           19,872             --              66
          ILS             7/20/01          418,350           100,000          100,072             72              --
          ILS             8/28/01          192,516            45,815           45,894             79              --
          INR              7/5/01        3,719,040            78,000           78,729            729              --
          INR             7/10/01        3,051,520            64,000           64,562            562              --
          INR             7/18/01        1,703,520            36,000           36,019             19              --
          INR             7/20/01        5,387,640           114,000          113,898             --             102
          JPY             7/26/01      215,721,205         1,794,089        1,734,860             --          59,229
          JPY             7/26/01       26,559,799           220,560          213,598             --           6,962
          JPY             7/26/01        9,734,327            80,736           78,285             --           2,451
          JPY             7/26/01        3,021,125            25,000           24,296             --             704
          JPY             7/26/01       15,302,935           125,847          123,068             --           2,779
          JPY             7/26/01       56,864,640           480,000          457,313             --          22,687
          JPY             7/26/01      130,171,129         1,082,054        1,046,854             --          35,200
          JPY             7/26/01        1,682,800            14,070           13,533             --             537
          KES             7/18/01        5,063,552            64,000           63,502             --             498
          KES             7/25/01        2,842,430            36,000           35,592             --             408
          KES             8/13/01        2,062,645            26,000           25,712             --             288
          KRW             7/23/01       59,892,000            46,000           45,836             --             164
          KRW             7/23/01      162,130,000           124,000          124,080             80              --
          KRW             8/14/01       49,799,000            38,000           38,051             51              --
          MXN             8/27/01          227,524            22,000           24,721          2,721              --
          MXN            11/16/01          837,000            86,422           89,211          2,789              --
          MXN            12/19/01        1,868,850           180,000          197,720         17,720              --
          MXN             3/12/02        1,166,766           108,222          121,019         12,797              --
          MXN             4/18/02        1,900,000           183,309          195,415         12,106              --
          MXN             6/11/02          370,000            37,091           37,590            499              --
          NZD             7/26/01          159,560            65,000           65,000             --              --
          PEN              9/7/01          423,189           117,000          118,660          1,660              --
          PEN             9/13/01          154,456            43,000           43,241            241              --
          PEN             9/28/01          472,626           132,000          131,798             --             202
          PHP              7/3/01        3,879,800            76,000           73,607             --           2,393

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              45

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.


PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
================================================================================

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)



       Forward                                            U.S. $ Cost         U.S. $
  Foreign Currency      Expiration        Foreign       on Origination        Current        Unrealized       Unrealized
 Purchase Contracts        Date          Currency            Date              Value        Appreciation     Depreciation
--------------------   ------------   --------------   ----------------   --------------   --------------   -------------
           PHP            7/10/01        4,763,850        $    91,000      $    90,219        $     --       $      781
           PHP            7/10/01        5,029,450             97,000           95,249              --            1,751
           PHP             9/4/01        1,487,700             29,000           27,757              --            1,243
           PHP           12/11/01        2,217,600             42,000           40,482              --            1,518
           PLN            10/3/01          674,576            133,000          163,249          30,249               --
           PLN           11/20/01        1,505,874            293,000          359,275          66,275               --
           PLN            12/7/01          654,720            132,000          155,427          23,427               --
           PLN             2/5/02          172,000             38,057           40,178           2,121               --
           RUB             7/3/01        1,172,496             40,000           40,173             173               --
           RUB            7/13/01        1,464,355             50,000           50,074              74               --
           RUB            7/17/01        1,825,900             62,000           62,336             336               --
           RUB            7/19/01        1,464,100             50,000           49,944              --               56
           RUB            7/23/01          879,591             30,000           29,957              --               43
           RUB             8/1/01        5,431,989            185,000          184,360              --              640
           SEK            7/26/01        5,754,100            563,575          529,041              --           34,534
           SKK            7/11/01          927,624             18,816           18,590              --              226
           SKK            7/23/01        1,907,138             38,449           38,171              --              278
           SKK             8/8/01        5,006,212             98,545          100,024           1,479               --
           SKK            8/13/01          864,600             17,098           17,265             167               --
           SKK            8/14/01        6,931,037            136,679          138,390           1,711               --
           SKK            8/27/01        4,875,000             97,386           97,198              --              188
           SKK           12/18/01        3,920,375             79,000           77,267              --            1,733
           SKK           12/21/01        2,333,760             46,900           45,983              --              917
           SKK           12/27/01        3,590,000             72,876           70,693              --            2,183
           TWD            7/20/01        2,120,000             64,000           61,114              --            2,886
           TWD            8/21/01        2,848,578             86,000           81,766              --            4,234
           UYU             8/8/01        1,134,665             85,000           82,099              --            2,901
           VEB             7/6/01       11,568,000             16,000           16,054              54               --
           VEB             7/9/01       77,922,000            108,000          108,025              25               --
           VEB            7/16/01       28,314,000             39,000           39,154             154               --
           VEB            7/25/01       35,476,000             49,000           48,901              --               99
           VEB            7/26/01      114,431,500            158,000          157,680              --              320
           VEB             8/8/01      114,037,100            157,184          156,389              --              795
           VEB            8/22/01       45,182,500             62,000           61,642              --              358
           VEB            8/29/01       28,551,900             39,000           38,852              --              148
           ZAR            12/7/01        1,246,500            150,000          150,735             735               --
                                                          -----------      -----------        --------       ----------
Total Forward Foreign Currency Purchase Contracts         $34,550,884      $33,547,025        $220,807       $1,224,666
                                                          ===========      ===========        --------       ----------



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
46

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.


PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
================================================================================

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONTINUED)



      Forward                                         U.S. $ Cost        U.S. $
 Foreign Currency     Expiration       Foreign      on Origination       Current       Unrealized       Unrealized
  Sale Contracts         Date         Currency           Date             Value       Appreciation     Depreciation
------------------   ------------   ------------   ----------------   ------------   --------------   -------------
         ARS           10/19/01          63,040       $   59,248       $   58,435       $    813          $   --
         AUD            7/26/01         177,270           90,000           90,342             --             342
         BRL            7/31/01         105,336           42,000           45,027             --           3,027
         BRL           10/16/01         336,740          149,000          139,235          9,765              --
         BRL            12/5/01         238,539          110,129           96,731         13,398              --
         BRL            12/6/01         231,660           90,000           93,907             --           3,907
         BRL           12/26/01         100,230           39,000           40,337             --           1,337
         BRL             2/8/02         282,576          116,000          111,699          4,301              --
         BRL             2/8/02         107,933           41,000           42,664             --           1,664
         CAD            7/26/01         138,204           90,000           91,023             --           1,023
         CAD            7/26/01       2,758,767        1,822,677        1,816,960          5,717              --
         CHF            7/26/01          98,001           57,617           54,575          3,042              --
         CHF            7/26/01          17,922           10,000            9,980             20              --
         CLP            8/14/01      45,440,000           74,737           72,090          2,647              --
         CLP            9/28/01      43,950,750           72,080           69,454          2,626              --
         CLP            9/28/01      34,120,250           55,593           53,919          1,674              --
         CLP            10/4/01      61,512,000          100,000           97,130          2,870              --
         CLP            10/4/01      18,907,000           30,693           29,855            838              --
         CLP           12/12/01      43,491,000           70,000           68,059          1,941              --
         CLP           12/13/01      36,671,450           59,000           57,379          1,621              --
         DKK            7/26/01       6,999,115          834,549          795,937         38,612              --
         DKK            7/26/01      21,766,356        2,613,949        2,475,261        138,688              --
         DKK            7/26/01       1,231,755          147,735          140,075          7,660              --
         DKK            7/26/01         528,318           60,000           60,080             --              80
         DKK            7/26/01       9,842,068        1,139,267        1,119,236         20,031              --
         EUR             7/9/01          61,902           55,039           52,449          2,590              --
         EUR            7/11/01          21,352           18,816           18,090            726              --
         EUR            7/11/01          87,707           77,241           74,310          2,931              --
         EUR            7/17/01         125,000          110,684          105,896          4,788              --
         EUR            7/23/01          43,848           38,449           37,143          1,306              --
         EUR            7/26/01          73,102           65,280           61,919          3,361              --
         EUR            7/26/01           5,540            4,963            4,692            271              --
         EUR            7/26/01         368,262          330,349          311,926         18,423              --
         EUR            7/26/01           2,011            1,802            1,703             99              --
         EUR            7/26/01       1,409,291        1,253,283        1,193,701         59,582              --
         EUR            7/26/01          27,029           24,000           22,894          1,106              --
         EUR            7/26/01         304,238          271,806          257,696         14,110              --
         EUR            7/26/01          75,000           67,005           63,527          3,478              --
         EUR            7/26/01         299,757          263,786          253,901          9,885              --
         EUR            7/26/01          31,988           28,000           27,095            905              --
         EUR            7/26/01         187,503          165,753          158,819          6,934              --
         EUR            7/26/01         130,974          115,257          110,937          4,320              --
         EUR            7/26/01          26,400           23,232           22,361            871              --
         EUR            7/26/01          45,096           39,639           38,197          1,442              --
         EUR            7/26/01          55,125           47,187           46,692            495              --
         EUR            7/26/01          85,317           73,219           72,266            953              --
         EUR            7/26/01          16,466           14,113           13,947            166              --
         EUR            7/26/01         315,000          266,396          266,812             --             416
         EUR            7/26/01          70,738           60,000           59,917             83              --

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              47

--------------------------------------------------------------------------------
THE LAZARD FUNDS, INC.


PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
================================================================================

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO (CONCLUDED)



      Forward                                   U.S. $ Cost       U.S. $
 Foreign Currency   Expiration     Foreign    on Origination      Current      Unrealized     Unrealized
  Sale Contracts       Date       Currency         Date            Value      Appreciation   Depreciation
------------------ ------------ ------------ ---------------- -------------- -------------- -------------
        EUR           7/26/01        77,090     $    65,363    $    65,297      $     66     $       --
        EUR           7/26/01       185,000         155,842        156,699            --            857
        EUR           7/26/01       439,326         370,000        372,119            --          2,119
        EUR           7/26/01       203,208         174,962        172,122         2,840             --
        EUR           7/26/01         1,568           1,341          1,328            13             --
        EUR           7/26/01       352,175         299,000        298,300           700             --
        EUR            8/7/01        56,000          47,569         47,423           146             --
        EUR            8/8/01       116,000          98,545         98,233           312             --
        EUR           8/13/01        20,000          17,098         16,935           163             --
        EUR           8/13/01       197,000         167,709        166,813           896             --
        EUR           8/13/01        43,345          36,933         36,703           230             --
        EUR           8/14/01       160,366         136,679        135,790           889             --
        EUR           8/27/01       113,430          97,386         96,026         1,360             --
        EUR          12/18/01        88,150          79,000         74,530         4,470             --
        EUR          12/21/01        52,000          46,900         43,964         2,936             --
        EUR          12/27/01        79,566          72,876         67,266         5,610             --
        GBP           7/26/01       837,402       1,203,138      1,178,164        24,974             --
        GBP           7/26/01       965,953       1,387,330      1,359,025        28,305             --
        GBP           7/26/01     2,046,271       2,937,892      2,878,954        58,938             --
        GBP           7/26/01        86,239         123,589        121,332         2,257             --
        GBP           7/26/01       267,885         380,000        376,895         3,105             --
        GBP           7/26/01        15,705          22,133         22,096            37             --
        GBP           7/26/01        15,135          21,400         21,294           106             --
        GBP           7/26/01         2,028           2,871          2,853            18             --
        HUF            8/6/01    33,656,220         113,792        116,277            --          2,485
        JPY           7/26/01    70,710,734         588,153        568,665        19,488             --
        JPY           7/26/01     2,046,450          17,103         16,458           645             --
        JPY           7/26/01    54,527,934         438,000        438,521            --            521
        MXN           8/16/01       837,000          88,830         91,182            --          2,352
        MXN           8/27/01       227,524          23,465         24,721            --          1,256
        MXN           6/11/02       160,512          16,271         16,307            --             36
        NZD           6/10/02     4,295,000       1,748,065      1,712,045        36,020             --
        PLN           10/3/01       199,005          46,147         48,160            --          2,013
        PLN          11/20/01     1,217,242         292,185        290,413         1,772             --
        SEK           7/26/01     2,903,664         285,257        266,968        18,289             --
        SEK           7/26/01     5,278,238         518,083        485,290        32,793             --
        SEK           7/26/01     6,376,794         625,164        586,293        38,871             --
        SEK           7/26/01       608,045          56,000         55,905            95             --
        TWD           7/20/01     2,120,000          61,943         61,114           829             --
        TWD           8/21/01     2,848,578          82,988         81,766         1,222             --
        VEB            7/6/01    11,568,000          16,100         16,054            46             --
                                                -----------    -----------      --------     ----------
Total Forward Foreign Currency Sale             $24,352,675    $23,692,580      $683,530     $   23,435
  Contracts                                     ===========    ===========      --------     ----------
Gross unrealized appreciation/depreciation from Forward
  Foreign Currency Contracts                                                    $904,337     $1,248,101
                                                                                ========     ==========



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
48

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                         AMOUNT
DESCRIPTION                                              (000) (g)       VALUE
--------------------------------------------------------------------------------


LAZARD STRATEGIC YIELD PORTFOLIO
CURRENCY DENOMINATED BONDS--65.5%
AUSTRALIA--0.4%
 Western Capital, Ltd.,
  9.44%, 01/07/03 (c), (d), (e) .......... ..USD            1,000    $  995,000
                                                                      ----------
BERMUDA--0.4%
 Gold Eagle Capital 2001, Ltd.,
  Series A,
  10.3374%, 04/08/02 (c), (d) ...............USD              870       870,000
                                                                      ----------
BRAZIL--2.3%
 Deutsche Bank LTN Linked Notes:
  15.20%, 02/08/02 (e), (h) .................USD             3,116     2,703,286
  17.18%, 08/01/01 (h) ......................USD               940       842,616
  17.40%, 08/01/01 (h) ......................USD               430       386,957
 Salomon, Inc. Linked Brazil Inflation
  Index Notes:
  LTN,
  14.90%, 12/06/01 (c), (h) .................USD               677       610,654
  NTN,
  6.00%, 12/02/02 (c), (e), (h) .............USD               895       767,910
                                                                      ----------
 TOTAL BRAZIL ..................................                       5,311,423
                                                                      ----------
CANADA--1.5%
 Ainsworth Lumber Co. Ltd.,
  12.50%, 07/15/07 ..........................USD               400       368,000
 Argos Funding Trust,
  5.9625%, 02/27/06 (c), (e) ....................            1,000       612,810
 Calpine Canada Energy Finance,
  8.50%, 05/01/08 .......................... USD               575       560,601
 Dynacare, Inc.,
  10.75%, 01/15/06 (e) ......................USD             1,290     1,309,350
 GT Group Telecom, Inc.,
  0.00%, 02/01/10 (f) .......................USD               775       244,125
 Quebecor Media, Inc.,
  11.125%, 07/15/11 (c) .....................USD               340       337,025
                                                                      ----------
 TOTAL CANADA ...................................                      3,431,911
                                                                      ----------
COSTA RICA--0.5%
 Costa Rica Treasury Bill (B.E.M.),
  0.00%, 07/10/01 (e), (h) .....................           290,000       879,458
 Salomon, Inc. CRC Linked Unsecured
  Notes:
  13.00%, 07/12/01 (c), (h) .................USD               335       335,704
  13.00%, 07/19/01 (c), (h) .................USD                63        63,428
                                                                      ----------
 TOTAL COSTA RICA ...........................                          1,278,590
                                                                      ----------

DENMARK--1.1%
 Nykredit,
  6.00%, 10/01/29 (e) ..........................            12,363    $1,342,485
 Unikredit Realkredit,
  7.00%, 07/01/29 (e) ..........................             9,704     1,107,876
                                                                      ----------
 TOTAL DENMARK .................................                      2,450,361
                                                                      ----------
GERMANY--1.2%
 Callahan Nordrhein Westfalen,
  14.125%, 07/15/11 (c) .................... EUR               510       363,047
 Core, Series 1998-1A, Class B3,
  7.3377%, 01/16/06 (c), (d), (e) .......... EUR             2,400     1,053,394
 European Credit Card Offerings,
  Series B,
  5.50%, 06/18/08 (e) ..........................             2,570     1,102,486
 Messer Griesheim Holding AG,
  10.375%, 06/01/11 (c) .................... EUR               195       170,210
                                                                      ----------
 TOTAL GERMANY .................................                       2,689,137
                                                                      ----------
GREECE--0.0%
 Republic of Hellenic,
  7.72%, 08/14/03 (d) ...................... EUR               0.2           171
                                                                      ----------

HUNGARY--2.7%
 Government of Hungary:
  9.00%, 11/24/02 ..............................           115,910       400,693
  9.50%, 01/12/02 (e) ...........................        1,186,920     4,108,816
  9.50%, 06/12/02 ..............................           193,300       667,944
  9.50%, 06/12/03 ..............................            14,220        49,863
  10.00%, 04/12/03 ......................... ....          185,200       651,496
  12.50%, 09/24/02 ......................... ...            84,940       302,853
                                                                      ----------
 TOTAL HUNGARY .................................                       6,181,665
                                                                      ----------
INDONESIA--0.0%
 Polysindo,
  0.00%, 04/26/03 (a), (j) ......................        5,000,000         4,390
 PT Polysindo Eka Perkasa,
  0.00%, 03/16/02 (a), (j) ................. USD               194         1,942
                                                                      ----------
 TOTAL INDONESIA ................................                          6,332
                                                                      ----------
ITALY--0.4%
 Films PLC,
  5.5488%, 03/31/05 (d), (e) ...................         4,160,000       910,362
                                                                      ----------
JAPAN--1.0%
 Spires, Ltd.,
  2.48%, 01/23/02 (e) ..........................           286,282     2,307,060
                                                                      ----------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              49

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                         AMOUNT
DESCRIPTION                                              (000) (G)       VALUE
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
LUXEMBOURG--0.3%
 Ispat Europe Group SA,
  11.875%, 02/01/11 ........................ EUR               50   $    41,101
 PTC International Finance II SA,
  11.25%, 12/01/09 ......................... EUR              410       354,729
 Scandinavian Broadcasting SA,
  12.00%, 06/15/08 (c) ..................... EUR              280       232,540
                                                                     ----------
 TOTAL LUXEMBOURG ..............................                        628,370
                                                                     ----------
MEXICO--0.6%
 Mexico Bonos:
  14.00%, 01/22/04 .............................             4,795      548,340
  16.00%, 01/23/03 ......................... ...             2,351      272,202
 United Mexican States:
  9.875%, 01/15/07 ......................... USD               160      175,008
  Series D, 4.7875%, 12/31/19(d) ........... USD               450      445,500
                                                                     ----------
 TOTAL MEXICO ..................................                      1,441,050
                                                                     ----------
NAMIBIA--0.2%
 Government of Namibia:
  12.00%, 04/15/02 ......................... ....            1,460      183,674
  12.00%, 04/15/05 ......................... ...             1,460      187,089
                                                                     ----------
 TOTAL NAMIBIA ............................. ...                        370,763
                                                                     ----------
NETHERLANDS--0.4%
 Completel Europe NV, Series B,
  14.00%, 04/15/10 ......................... EUR               240       89,491
 Jones Lang LaSalle Finance BV,
  9.00%, 06/15/07 .......................... EUR               170      153,791
 Kappa Beheer BV,
  0.00%, 07/15/09 (f) ...................... EUR                35       22,616
 KPNQwest BV:
  7.125%, 06/01/09 ......................... EUR                50       25,360
  8.875%, 02/01/08 (c) ..................... EUR               255      139,384
 United Pan Europe
  Communications NV, Series B:
  0.00%, 08/01/09 (f) ...................... USD             1,190      261,800
  0.00%, 11/01/09 (f) ...................... EUR               710      102,287
  11.25%, 02/01/10 ......................... EUR               325      101,906
 Versatel Telecom NV,
  11.875%, 07/15/09 ........................ EUR               175       57,097
                                                                      ----------
 TOTAL NETHERLANDS ..............................                       953,732
                                                                      ----------
PANAMA--0.3%
 Republic of Panama,
  6.4375%, 07/17/16 (d) .................... USD               814      656,179
                                                                      ----------

POLAND--0.7%
 Government of Poland:
  0.00%, 04/21/03 (e), (l) ......................            3,520   $  682,467
  0.00%, 12/21/02 (l) ...................... ....            2,563      519,000
  10.00%, 02/12/04 .............................             1,709      384,898
                                                                     ----------
 TOTAL POLAND ..................................                      1,586,365
                                                                     ----------
RUSSIA--0.2%
 Salomon, Inc. RUB Linked Note,
  12.00%, 07/27/01 (h) ......................USD               400      398,492
                                                                     ----------
SOUTH AFRICA--1.8%
 Lesotho Highlands Water:
  12.00%, 12/01/05 (e) .........................             5,700      739,544
  12.50%, 04/15/02 (e) ..................... ....            8,590    1,086,633
  13.00%, 09/15/10 (e) .........................             6,080      834,816
 Republic of South Africa:
  12.00%, 02/28/05 .............................             1,710      222,131
  12.50%, 12/21/06 (e) .........................             9,000    1,196,065
 South African Roads Board,
  11.50%, 09/30/05 ......................... ...               415       52,449
                                                                     ----------
 TOTAL SOUTH AFRICA ........................                          4,131,638
                                                                     ----------
SWEDEN--0.1%
 Preem Holdings AB,
  10.625%, 03/31/11 (c) .....................EUR               285      254,203
                                                                     ----------

THAILAND--0.0% Finance One PLC:
  0.00%, 08/28/97 (a), (k) ................. ...            10,000            0
  0.00%, 10/15/97 (a), (k) ................. ...            10,000            0
 Morgan Guarantee Trust,
  0.00%, 07/31/01 (a), (k) ................. ...            10,569            0
                                                                     ----------
 TOTAL THAILAND ............................ ...                              0
                                                                     ----------
UNITED KINGDOM--1.4%
 Avecia Group PLC,
  11.00%, 07/01/09 (e) ..................... USD               290      288,550
 British Sky Broadcasting Group PLC,
  7.75%, 07/09/09 .......................... ...               170      225,669
 Coral Group Holdings PLC, Series B,
  13.50%, 09/30/09 (e) .........................                69       91,855
 Diamond Cable Communications PLC,
  11.75%, 12/15/05 (f) ......................USD                85       56,100
 Diamond Holdings PLC,
  10.00%, 02/01/08 .............................                65       58,814
 Energis PLC,
  9.50%, 06/15/09 .......................... ....              375      473,981
 Gala Group Holdings PLC,
  12.00%, 06/01/10 ......................... ...                57       88,180


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                         AMOUNT
DESCRIPTION                                              (000) (g)       VALUE
--------------------------------------------------------------------------------


LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
 IPC Magazines Group PLC:
  0.00%, 03/15/08 (f) ...........................              190   $  199,211
  9.625%, 03/15/08 .............................                45       58,937
 Jazztel PLC,
  14.00%, 07/15/10 ......................... EUR                80       25,085
 Luxfer Holdings PLC,
  10.125%, 05/01/09 ............................               110      159,560
 Ono Finance PLC,
  14.00%, 02/15/11 (c) ..................... EUR               540      384,403
 Premier International Foods PLC,
  12.25%, 09/01/09 ......................... ....              100      143,647
 Regional Independent Media:
  0.00%, 07/01/08 (f) ...................... ....              150      166,884
  10.50%, 07/01/08 ......................... USD               125      126,406
 Telewest Communications PLC,
  0.00%, 04/15/09 (f) ..........................               190      216,068
 TM Group Holdings PLC,
  11.00%, 05/15/08 ......................... USD               355      354,112
                                                                     ----------
 TOTAL UNITED KINGDOM ..........................                      3,117,462
                                                                     ----------
UNITED STATES--47.9%
 Adelphia Communications Corp.,
  9.375%, 11/15/09 .............................               247      235,885
 Advanta Business Card Master Trust,
  Series 2000-B, Class C,
  5.1313%, 01/20/06 (d), (e) ...................             2,280    2,283,396
 Advanta Credit Card Master Trust,
  Series 1996-E, Class B,
  4.31%, 05/15/04 (d) ..........................             1,515    1,514,515
 AES Corp.:
  8.375%, 03/01/11 ......................... GBP                15       21,191
  9.375%, 09/15/10 (e) ..................... ...               990      999,900
 Agrilink Foods, Inc.,
  11.875%, 11/01/08 ............................               545      501,400
 Alamosa Delaware, Inc.,
  12.50%, 02/01/11 (c), (e) .....................              325      292,500
 Alliance Imaging, Inc.,
  10.375%, 04/15/11 (c) ........................               540      553,500
 Allied Waste North America, Inc.,
  Series B,
  10.00%, 08/01/09 (e) ..........................              990    1,017,225
 American Cellular Corp.,
  9.50%, 10/15/09 (c) ..........................               995      935,300
 American Tower Corp.,
  9.375%, 02/01/09 (c), (e) ....................               610      568,825
 Ameristar Casinos, Inc.,
  10.75%, 02/15/09 (c), (e) ....................             1,160    1,212,200
 ARCO Chemical Co.,
  9.80%, 02/01/20 (e) ...........................              535   $  545,573
 Asset Securitization Corp.,
  Series 1996-D2, Class ACS2,
  1.4848%, 02/14/29 (d), (e), (i) ..............             7,035      408,945
 Atrium Cos. Inc., Series B,
  10.50%, 05/01/09 (e) ..........................              880      783,200
 Banc of America Large Loan,
  Series 2000-WSFA, Class A,
  4.5763%, 05/12/11 (c), (d), (e) ...............              735      732,942
 Beazer Homes USA, Inc.,
  8.625%, 05/15/11 (e) ..........................              715      713,212
 Building One Services Corp.,
  10.50%, 05/01/09 (e) .........................             1,545    1,483,200
 Capital One Master Trust:
  Series 2001-4, Class C,
  4.86%, 04/16/07 (c) ...........................            3,300    3,301,914
  Series 1998-4, Class A,
  5.43%, 01/15/07 ..............................             4,940    4,988,025
 Caraustar Industries, Inc.,
  9.875%, 04/01/11 (c) .........................               350      322,000
 Carco Auto Loan Master Trust,
  Series 1999-2, Class A1,
  4.05%, 05/17/04 (d), (e) .....................             1,360    1,360,000
 Charter Communications Holdings
  LLC:
  0.00%, 01/15/10 (f) ...........................              850      569,500
  8.625%, 04/01/09 ......................... ....              210      197,400
 Chase Credit Card Master Trust,
  Series 2000-2, Class C,
  4.66%, 07/15/05 (d), (e) .....................             4,925    4,907,926
 Chesapeake Energy Corp.,
  8.125%, 04/01/11 (c), (e) .....................              610      570,350

 Citibank Credit Card Issuance Trust,
  Series 2001-C1, Class C1,
  6.1025%, 01/15/10 (d), (e) ...................             4,700    4,685,712
 Citibank Credit Card Master Trust I,
  Series 1999-1, Class A,
  5.50%, 02/15/06 ..............................             2,465    2,485,310
 Comstock Resources, Inc.,
  11.25%, 05/01/07 (e) ..........................              399      421,943
 Corning, Inc.,
  5.625%, 02/18/05 (c), (e) .................EUR               680      562,435
 Discover Card Master Trust I,
  Series 1998-7, Class A,
  5.60%, 05/16/06 ..............................             4,940    4,987,819
 Dura Operating Corp.,
  9.00%, 05/01/09 (c) ...................... ...               805      756,700


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                         AMOUNT
DESCRIPTION                                              (000) (g)       VALUE
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
 Echostar Broadband Corp.,
  10.375%, 10/01/07 (e) ........................           975       $ 975,000
 Emmis Escrow Corp.,
  0.00%, 03/15/11 (c), (f) .....................         1,065         601,725
 Federal Home Loan Mortgage Corp.,
  Series 30, Class J,
  7.50%, 02/25/23 (i) ..........................         1,975         202,449
 First USA Credit Card Master Trust:
  Series 1994-6, Class B,
  4.58%, 10/15/03 (d) ..........................         3,295       3,303,384
  Series 1998-1, Class C,
  6.50%, 01/18/06 (c), (e) .....................         1,600       1,629,264
 Foamex L.P.,
  13.50%, 08/15/05 (e) .........................           260         205,400
 Ford Credit Auto Owner Trust,
  Series 2000-F, Class A4,
  4.86%, 05/15/05 (d) ..........................         2,475       2,475,840
 Fresenius Medical Capital Trust:
  7.375%, 06/15/11 (c)...................... EUR           315         262,275
  9.00%, 12/01/06 (e) ..........................         1,630       1,678,900
 Golden Sky DBS, Inc., Series B,
  0.00%, 03/01/07 (f) ..........................           440         268,400
 GSI Group, Inc.,
  10.25%, 11/01/07 (e) .........................           795         604,200
 Halyard Re BV,
  9.29%, 04/05/02 (c), (d) .....................           250         250,373
 HCA-The Healthcare Co.,
  8.75%, 11/01/10............................GBP            55          82,491
 HEALTHSOUTH Corp.,
  10.75%, 10/01/08 (e) .........................           605         656,425
 Huntsman Corp.,
  9.50%, 07/01/07 (c) ..........................           185         101,750
 Hyperion Telecommunications, Inc.,
  12.00%, 11/01/07 (e) .........................           615         282,900
 Icon Health & Fitness, Inc.,
  12.00%, 09/27/05 (c) .........................           225         202,500
 International CableTel, Inc., Series B,
  11.50%, 02/01/06 (f) .........................           250         168,750
 Interpool Capital Trust, Series B,
  9.875%, 02/15/27 (e) .........................         1,915       1,397,950
 IT Group, Inc., Series B,
  11.25%, 04/01/09 (e) .........................         1,225       1,151,500
 John Q. Hammons Hotels, Inc.,
  8.875%, 02/15/04 (e) .........................         1,000         990,000
 Kelvin 2nd Event,
  8.70%, 02/14/03 (c), (e) .....................           600         570,000
 LDM Technologies, Inc., Series B,
  10.75%, 01/15/07 .............................           150          93,000
 LodgeNet Entertainment Corp.,
  10.25%, 12/15/06 (e) .........................           810         818,100
 Lomak Petroleum Corp.,
  8.75%, 01/15/07 (e) ..........................           540         518,400
 Lyondell Chemical Co.,
  10.875%, 05/01/09 (e) ........................           275         270,188
 Mandalay Resort Group, Series B,
  10.25%, 08/01/07 .............................           520         544,700
 MBNA Master Credit Card Trust:
  Series 1994-C, Class B,
  4.45%, 03/15/04 (d), (e) .....................         2,845       2,848,200
  Series 1999-E, Class C,
  4.68%, 06/15/04 (c), (d), (e) ................         8,595       8,595,000
 McCaw International, Ltd.,
  0.00%, 04/15/07 (f) ..........................           615         202,950
 Merrill Lynch Mortgage Investors, Inc.,
  Series 1996-C1, Class IO,
  1.0624%, 04/25/28 (c), (d), (e), (i) .........        12,552         290,711
 Metromedia Fiber Network, Inc.,
  Series B,
  10.00%, 11/15/08 (e) .........................           301         115,885
 MGM Grand, Inc.,
  9.75%, 06/01/07 (e) ..........................           875         934,062
 Michael Foods, Inc.,
  11.75%, 04/01/11 (c) .........................           710         727,750
 Morgan Stanley Capital I, Inc.,
  Series 1996-WF1, Class X,
  1.3732%, 11/15/28 (c), (d), (e), (i) .........         5,584         256,905
 Namazu Re, Ltd.,
  8.49%, 12/02/04 (c), (d), (e) ................         1,000         980,230
 National Equipment Services, Inc.,
  Series B,
  10.00%, 11/30/04 .............................           340         265,200

Nextel International, Inc.,
  12.75%, 08/01/10 .............................           480         148,800
 Nextmedia Operating, Inc.,
  10.75%, 07/01/11 (c) .........................           265         265,000
 Nortek, Inc.,
  9.875%, 06/15/11 (c) .........................           170         163,625
 North American Van Lines, Inc.,
  13.375%, 12/01/09 (c), (e) ...................         1,285       1,182,200
 NTL Communications Corp.,
  12.375%, 02/01/08 (c)..................... EUR           135          81,800
 Orion Power Holdings, Inc.,
  12.00%, 05/01/10 (c), (e) ....................           480         532,800


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
52

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                               PRINCIPAL
                                                AMOUNT
DESCRIPTION                                      (000) (g)              VALUE
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
 Pacific Reinsurance Ltd.,
  7.70%, 05/31/03 (c), (d), (e) ...........   1,340                $ 1,335,310
 Penhall International Corp.,
  12.00%, 08/01/06 (e) ....................     750                    735,000
 Penn National Gaming, Inc.,
  11.125%, 03/01/08 (c) ...................     685                    712,400
 Petro Stopping Centers,
  10.50%, 02/01/07 (e) ....................     640                    496,000
 Phoenix Color Corp.,
  10.375%, 02/01/09 (e) ...................     870                    704,700
 Plains Resources, Inc., Series F,
  10.25%, 03/15/06 ........................     350                    363,125
 PMD Group, Inc.,
  11.00%, 02/28/11 (c) ....................     920                    933,800
 Prime Capital Calquake and Euro
  Wind, Ltd.,
  11.32%, 01/17/04 (c), (d), (e) ..........     840                    831,600
 Prime Capital Hurricane Hydrocarbons,
  10.32%, 01/17/04 (c), (d), (e) ..........     875                    861,875
 Prudential Home Mortgage Securities:
  Series 1993-41, Class A5,
  0.1148%, 10/25/10 (d), (i) ..............     152                          0
  Series 1993-5, Class A9,
  0.9058%, 03/25/10 (d), (i) ..............     360                          0
 Railamerica Transportation Corp.,
  12.875%, 08/15/10 .......................     650                    671,125
 Renters Choice, Inc.,
  11.00%, 08/15/08 (e) ....................   1,005                  1,027,612
 Rose Hills Co.,
  9.50%, 11/15/04 .........................     590                    465,362
 Royster-Clark, Inc.,
  10.25%, 04/01/09 ........................     235                    186,825
 Sabreliner Corp.,
  11.00%, 06/15/08 (c), (e) ...............     935                    702,419
 Sears Credit Account Master Trust,
  Series 2000-4, Class A,
  4.23%, 10/18/11 (d), (e) ................   2,525                  2,527,857
 Sinclair Broadcast Group, Inc.,
  8.75%, 12/15/07 .........................     245                    233,363
 Sola International, Inc.,
  11.00%, 03/15/08 (c)...................EUR    290                    255,824
 Spectrasite Holdings, Inc.:
  0.00%, 04/15/09 (f) .....................     380                    174,800
  Series B,
  0.00%, 03/15/10 (f) .....................     325                    136,500
 Structured Asset Securities Corp.:
  Series 1996-CFL, Class X2,
  1.0235%, 02/25/28 (d), (i) ..............   1,049                     14,427
  Series 1996-CFL, Class X1,
  1.6002%, 02/25/28 (d), (e), (i) .........   2,693                    161,599
 Superior Wholesale Inventory
  Financing Trust, Series 1999-A,
  Class A1,
  4.105%, 05/15/06 (d), (e) ...............   2,520                  2,522,066
 Telewest Finance (Jersey), Ltd.,
  6.00%, 07/07/05 (c) .....................     350                    245,000
 The Manitowoc Co., Inc.,
  10.375%, 05/15/11 (c)..................EUR    450                    385,166
 Transwestern Publishing Co.,
  9.625%, 11/15/07 (c) ....................     780                    785,850
 Travelcenters of America, Inc.,
  12.75%, 05/01/09 ........................     320                    329,200
 Ubiquitel Operating Co.,
  0.00%, 04/15/10 (f) .....................   1,047                    413,565
 United International Holding, Inc.,
  Series B,
  0.00%, 02/15/08 (f) .....................     410                    137,350
 United Rentals, Inc., Series B:
  9.00%, 04/01/09 .........................      25                     23,125
  9.25%, 01/15/09 (e) .....................   1,760                  1,645,600
 URS Corp., Series B,
  12.25%, 05/01/09 (e) ....................   1,070                  1,094,075
 Venture Holdings Trust, Series B,
  9.50%, 07/01/05 .........................     190                    148,200
 Volkswagen Credit Auto Master Trust,
  Series 2000-1, Class A,
  4.0363%, 08/20/07 (d), (e) ..............   2,200                  2,203,866
 Williams Scotsman, Inc.,
  9.875%, 06/01/07 (e) ....................     940                    893,000
 XO Communications, Inc.,
  10.75%, 11/15/08 ........................     220                     70,400
 Yamaha Motor Master Trust,
  Series 2000-1, Class B,
  4.68%, 05/15/08 (d), (e) ................   2,575                  2,571,472
                                                                   -----------
 TOTAL UNITED STATES ......................                        109,816,383
                                                                   -----------

VENEZUELA--0.1%
 Citibank NDF Linked Note,
  17.00%, 07/06/01 (h).................. USD   259                    260,606
                                                                   -----------
TOTAL CURRENCY DENOMINATED BONDS
 (Identified cost $158,457,920)............                        150,047,255
                                                                   -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------



DESCRIPTION                                              SHARES       VALUE
--------------------------------------------------------------------------------
LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
PREFERRED STOCKS--1.9%
BERMUDA--0.4%
 Global Crossing Holdings, Ltd. .........          10,150        $  781,550
                                                                 ----------
UNITED KINGDOM--0.0%
 Avecia Group PLC (a) ...................           1,283            38,490
                                                                 ----------
UNITED STATES--1.5%
 Adelphia Communications Corp.,
  Series B ..............................          11,800         1,156,400
 American Restaurant Group, Inc.,
  Series B (a) ..........................               4               400
 Granite Broadcasting Corp. (a) .........             955           181,450
 High Voltage Engineering Corp.,
  Series A (a) ..........................           1,977           395,400
 Nextel Communications, Inc.,
  Series E (a) ..........................             669           448,230
 Paxson Communications Corp.
  (a), (e) ..............................              94           878,900
 Sinclair Capital .......................           3,950           370,313
 XO Communications, Inc. (a) ............           2,716            10,864
                                                                 ----------
 TOTAL UNITED STATES ....................                         3,441,957
                                                                 ----------
TOTAL PREFERRED STOCKS
 (Identified cost $6,922,967)............                         4,261,997
                                                                 ----------
WARRANTS--0.0%
CANADA--0.0%
 GT Group Telecom, Inc.,
  02/01/10 (a), (c) .....................             775            23,131
                                                                 ----------
MEXICO--0.0%
 United Mexican States, Rights,
  06/30/03 (a) ..........................         698,000             6,631
                                                                 ----------
NORWAY--0.0%
 Enitel ASA,
  04/03/05 (a) ..........................             100                 1
                                                                 ----------
UNITED KINGDOM--0.0%
 Ono Finance PLC,
  05/31/09 (a) ..........................             350             8,898
  05/31/09 (a), (c) .....................              90             2,288
                                                                 ----------
 TOTAL UNITED KINGDOM ...................                            11,186
                                                                 ----------
UNITED STATES--0.0% Motient Corp.,
  04/01/08 (a), (c) .....................           1,385               692

 Ubiquitel Operating Co.,
  04/15/10 (a), (c) .....................             922        $   18,440
                                                                 ----------
 TOTAL UNITED STATES ....................                            19,132
                                                                 ----------
TOTAL WARRANTS
 (Identified cost $46,658)...............                            60,081
                                                                 ----------
                                                PRINCIPAL
                                                 AMOUNT
                                                  (000)
                                                ---------
U.S. GOVERNMENT SECURITIES--4.5%
 Federal Home Loan Mortgage Corp.,
  5.25%, 02/15/04 .......................       $   9,800         9,878,106
 Federal National Mortgage
  Association,
  6.00%, 12/15/05 .......................             300           305,952
                                                                 ----------
TOTAL U.S. GOVERNMENT SECURITIES
 (Identified cost $10,193,882)...........                        10,184,058
                                                                 ----------

DISCOUNT NOTES--24.1%
 Federal Farm Credit Bank,
  4.45%, 07/10/01 .......................             950           948,943
 Federal Home Loan Bank:
  3.53%, 08/08/01 .......................             103           102,616
  3.53%, 08/22/01 .......................             400           397,961
  3.67%, 07/18/01 .......................           1,261         1,258,815
  3.67%, 07/27/01 .......................             300           299,235
  3.69%, 06/04/02 .......................              67            64,679
  3.70%, 08/13/01 .......................           1,635         1,627,774
  3.70%, 09/04/01 .......................             430           427,127
  3.70%, 12/07/01 .......................             560           551,022
  3.74%, 08/15/01 .......................           2,687         2,674,438
  3.80%, 07/17/01 .......................           1,580         1,577,331
  3.80%, 08/21/01 .......................           1,237         1,230,341
  3.83%, 08/14/01 .......................             100            99,532
  3.85%, 07/23/01 .......................             175           174,588
  3.90%, 07/13/01 .......................           2,129         2,126,232
  3.98%, 04/18/02 .......................           1,963         1,899,847
  4.05%, 07/30/01 .......................           1,165         1,161,199
  4.10%, 07/20/01 .......................             272           271,412
  4.46%, 07/06/01 .......................           2,328         2,326,558
  4.54%, 07/03/01 .......................             699           698,824
  4.56%, 02/27/02 .......................             342           331,560
  4.86%, 11/15/01 .......................             600           588,903
  5.36%, 12/21/01 .......................             550           535,833
  5.38%, 12/21/01 .......................             796           775,420
  5.55%, 12/10/01 .......................             300           292,508


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
54

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT
DESCRIPTION                                  (000)          VALUE
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)
 Federal Home Loan Mortgage Corp.:
  3.46%, 09/27/01 .......................... $1,539      $1,525,983
  3.785%, 08/16/01 .........................  1,500       1,492,745
  3.79%, 07/31/01 ..........................  1,195       1,191,226
  4.45%, 12/12/01 ..........................  1,000         979,728
  4.75%, 01/31/02 ..........................    750         728,823
 Federal National Mortgage
  Association:
  3.56%, 07/25/01 ..........................  1,964       1,959,339
  3.61%, 08/28/01 ..........................  2,395       2,381,310
  3.61%, 12/06/01 ..........................    454         446,807
  3.65%, 07/20/01 ..........................  3,690       3,682,892
  3.67%, 09/13/01 ..........................    930         922,984
  3.70%, 09/07/01 ..........................  1,718       1,705,993
  3.71%, 08/07/01 ..........................    816         812,889
  3.71%, 08/13/01 ..........................  4,110       4,091,787
  3.76%, 08/03/01 ..........................    154         153,469
  3.81%, 07/17/01 ..........................    630         628,933
  3.82%, 08/30/01 ..........................    499         495,823
  3.88%, 07/03/01 ..........................  1,838       1,837,604
  3.88%, 07/10/01 ..........................  2,157       2,154,908
  4.41%, 03/08/02 ..........................  1,038       1,006,211
  4.54%, 07/05/01 ..........................  1,784       1,783,100
  5.45%, 12/14/01 ..........................  1,727       1,683,600
  6.31%, 08/10/01 ..........................    907         900,641
  6.42%, 07/11/01 ..........................    264         263,529
                                                         ----------
TOTAL DISCOUNT NOTES
 (Identified cost $55,273,022).........                  55,273,022
                                                         ----------
REPURCHASE AGREEMENT--2.3%
 State Street Corp., 3.88%, 07/02/01,
  (Dated 06/29/01, collateralized by
  $4,990,000 United States Treasury
  Note, 6.00%, 08/15/09, with a
  value of $5,326,825) (e)
  (Identified cost $5,219,000).............. $5,219        5,219,000
                                                         -----------
TOTAL INVESTMENTS
 (Identified cost $236,113,449) (b).........   98.3%    $225,045,413
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES ............................    1.7        3,969,570
                                             -------    ------------
NET ASSETS .................................  100.0%    $229,014,983
                                             =======    ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              55

================================================================================
THE LAZARD FUNDS, INC.


PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)

Forward Foreign Currency Contracts open at June 30, 2001:



       Forward                                              U.S. $ Cost        U.S. $
  Foreign Currency      Expiration         Foreign        on Origination       Current       Unrealized       Unrealized
 Purchase Contracts        Date           Currency             Date             Value       Appreciation     Depreciation
--------------------   ------------   ----------------   ----------------   ------------   --------------   -------------
           ARS             7/5/01            774,851        $  774,000       $  771,303        $    --         $  2,697
           ARS             7/5/01          1,745,266         1,743,000        1,737,274             --            5,726
           ARS             7/6/01          1,122,080         1,120,000        1,116,497             --            3,503
           ARS            7/10/01            802,000           800,000          795,714             --            4,286
           ARS            7/10/01          1,575,731         1,570,000        1,563,380             --            6,620
           ARS            7/10/01            476,844           474,000          473,107             --              893
           BRL            7/31/01          1,325,340           555,000          566,530         11,530               --
           BRL            12/5/01          1,646,134           766,000          667,532             --           98,468
           CLP            8/14/01        741,240,000         1,305,000        1,175,965             --          129,035
           CLP            9/28/01        852,911,000         1,453,000        1,347,837             --          105,163
           CLP            10/4/01        409,726,000           698,000          646,972             --           51,028
           CLP           10/10/01         39,174,800            68,000           61,810             --            6,190
           CLP           12/12/01        734,363,544         1,224,960        1,149,197             --           75,763
           CLP           12/13/01        909,786,600         1,527,000        1,423,529             --          103,471
           CLP            2/27/02        200,925,000           342,000          312,434             --           29,566
           CNY            7/11/01         10,468,710         1,260,000        1,264,551          4,551               --
           CNY            7/16/01          5,676,664           685,000          685,637            637               --
           CNY            7/31/01          9,671,714         1,165,000        1,167,799          2,799               --
           CNY            8/21/01          9,950,640         1,200,000        1,200,608            608               --
           CNY             9/5/01            497,622            60,000           60,010             10               --
           COP             7/3/01      3,196,732,000         1,358,000        1,387,570         29,570               --
           COP             8/2/01      3,196,732,000         1,374,743        1,374,743             --               --
           COP            8/14/01      1,035,100,000           440,000          443,190          3,190               --
           COP            8/28/01      1,265,376,000           538,000          539,186          1,186               --
           COP            8/29/01      1,949,670,000           830,000          830,484            484               --
           COP            8/30/01      1,193,109,000           499,000          508,061          9,061               --
           COP            8/31/01         86,629,950            37,000           36,878             --              122
           COP             9/7/01      1,467,165,000           623,000          623,214            214               --
           CRC            8/22/01        164,780,350           497,000          491,704             --            5,296
           CZK             7/9/01         26,067,954           669,310          652,286             --           17,024
           CZK            7/11/01         29,481,891           753,829          737,660             --           16,169
           CZK            7/17/01          9,915,000           263,767          248,029             --           15,738
           CZK            7/17/01          1,562,904            39,846           39,097             --              749
           CZK            7/17/01          4,719,924           120,197          118,071             --            2,126
           CZK             8/7/01         61,407,642         1,534,961        1,534,997             36               --
           CZK            8/13/01         65,826,510         1,643,034        1,645,096          2,062               --
           CZK            8/13/01         51,398,840         1,282,630        1,284,529          1,899               --
           DKK            7/26/01         41,560,622         4,984,722        4,726,257             --          258,465
           DKK            7/26/01            426,966            49,081           48,554             --              527
           EUR            7/26/01            232,993           210,393          197,350             --           13,043
           EUR            7/26/01             96,153            86,730           81,444             --            5,286
           EUR            7/26/01            102,764            92,161           87,043             --            5,118
           EUR            7/26/01             28,321            25,376           23,988             --            1,388
           EUR            7/26/01             40,510            36,170           34,313             --            1,857
           EUR            7/26/01             33,573            30,058           28,437             --            1,621
           EUR            7/26/01            243,590           216,790          206,326             --           10,464



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
56

================================================================================
THE LAZARD FUNDS, INC.


PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)



       Forward                                              U.S. $ Cost        U.S. $
  Foreign Currency      Expiration         Foreign        on Origination       Current       Unrealized       Unrealized
 Purchase Contracts        Date           Currency             Date             Value       Appreciation     Depreciation
--------------------   ------------   ----------------   ----------------   ------------   --------------   -------------
          EUR             7/26/01             81,720        $   73,000       $   69,219        $    --         $ 3,781
          EUR             7/26/01            234,090           209,000          198,279             --          10,721
          EUR             7/26/01            286,642           251,098          242,792             --           8,306
          EUR             7/26/01            250,461           213,000          212,146             --             854
          EUR             7/26/01            116,946            99,053           99,056              3              --
          EUR             7/26/01             34,259            28,979           29,019             40              --
          EUR             7/26/01             82,486            70,000           69,867             --             133
          EUR             7/26/01             26,083            22,128           22,093             --              35
          EUR             7/26/01             36,544            31,000           30,953             --              47
          EUR             7/26/01             87,200            74,183           73,860             --             323
          EUR             7/26/01            211,665           180,000          179,285             --             715
          EUR             7/26/01            129,420           109,013          109,621            608              --
          EUR             7/26/01            131,534           112,015          111,412             --             603
          EUR             7/26/01             21,449            18,264           18,168             --              96
          EUR             7/26/01             29,345            25,237           24,856             --             381
          EUR             7/26/01            305,794           263,900          259,014             --           4,886
          EUR             7/26/01            227,601           195,965          192,783             --           3,182
          EUR             7/26/01            688,136           584,000          582,866             --           1,134
          GBP             7/26/01             40,996            58,941           57,678             --           1,263
          GBP             7/26/01            748,696         1,075,690        1,053,362             --          22,328
          GBP             7/26/01          2,498,467         3,588,374        3,515,162             --          73,212
          GBP             7/26/01             39,419            56,554           55,459             --           1,095
          GBP             7/26/01             71,009           100,400           99,905             --             495
          GBP             7/26/01             46,080            65,250           64,831             --             419
          HUF             10/15/01        233,100,000           745,586          794,575         48,989              --
          ILS             7/23/01          4,933,108         1,180,000        1,179,718             --             282
          ILS             8/28/01          2,393,895           569,704          570,682            978              --
          INR              7/5/01         38,144,000           800,000          807,475          7,475              --
          INR             7/10/01         50,779,200         1,065,000        1,074,351          9,351              --
          INR             7/18/01         14,858,480           314,000          314,166            166              --
          INR             7/20/01         38,989,500           825,000          824,259             --             741
          INR             8/14/01          4,107,360            86,000           86,531            531              --
          JPY             7/26/01        160,111,108         1,331,596        1,287,636             --          43,960
          JPY             7/26/01        178,664,828         1,481,835        1,436,847             --          44,988
          JPY             7/26/01         35,286,740           292,000          283,781             --           8,219
          JPY             7/26/01          2,884,680            24,000           23,199             --             801
          JPY             7/26/01         11,261,091            93,000           90,563             --           2,437
          JPY             7/26/01          8,494,795            71,000           68,316             --           2,684
          JPY             7/26/01          2,743,256            23,000           22,062             --             938
          JPY             7/26/01         26,294,400           220,000          211,463             --           8,537
          JPY             7/26/01          7,198,200            60,000           57,889             --           2,111
          JPY             7/26/01         19,953,200           166,826          160,466             --           6,360
          KES             7/18/01         55,857,308           706,000          700,504             --           5,496
          KES             7/25/01         41,610,023           527,000          521,025             --           5,975
          KES             8/13/01          7,853,918            99,000           97,905             --           1,095
          KRW             7/23/01        332,010,000           255,000          254,092             --             908
          KRW             7/23/01        241,887,500           185,000          185,120            120              --
          KRW             8/13/01      1,679,600,000         1,300,000        1,283,444             --          16,556
          KRW             9/11/01        617,571,900           477,000          471,039             --           5,961

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              57

================================================================================
THE LAZARD FUNDS, INC.


PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)



       Forward                                              U.S. $ Cost         U.S. $
  Foreign Currency      Expiration         Foreign        on Origination        Current        Unrealized       Unrealized
 Purchase Contracts        Date           Currency             Date              Value        Appreciation     Depreciation
--------------------   ------------   ----------------   ----------------   --------------   --------------   -------------
           MXN           11/16/01          8,822,000        $   910,893      $   940,281       $   29,388      $       --
           MXN           12/19/01         17,930,578          1,727,000        1,897,014          170,014              --
           MXN             2/4/02          7,153,500            600,000          748,086          148,086              --
           MXN            3/12/02         11,187,227          1,037,661        1,160,356          122,695              --
           MXN            4/18/02         20,340,000          1,962,373        2,091,968          129,595              --
           MXN            6/11/02          1,667,000            167,109          169,357            2,248              --
           PEN             9/7/01          3,960,615          1,095,000        1,110,536           15,536              --
           PEN            9/13/01          1,616,400            450,000          452,520            2,520              --
           PEN            9/27/01          5,509,620          1,539,000        1,536,811               --           2,189
           PHP             7/3/01         35,683,950            699,000          676,986               --          22,014
           PHP            7/10/01         49,732,500            950,000          941,845               --           8,155
           PHP            7/10/01         55,375,800          1,068,000        1,048,719               --          19,281
           PHP             9/4/01         16,929,000            330,000          315,859               --          14,141
           PHP           12/11/01         23,971,200            454,000          437,591               --          16,409
           PLN             9/4/01          2,905,637            717,707          709,314               --           8,393
           PLN            10/2/01         11,671,073          2,315,000        2,825,274          510,274              --
           PLN           11/16/01         12,351,436          2,404,500        2,950,312          545,812              --
           PLN           11/20/01          2,102,056            409,000          501,514           92,514              --
           PLN             2/5/02          9,269,110          2,050,915        2,165,224          114,309              --
           RUB             7/3/01         14,069,952            480,000          482,079            2,079              --
           RUB            7/13/01         16,488,637            563,000          563,830              830              --
           RUB            7/17/01         18,524,050            629,000          632,412            3,412              --
           RUB            7/19/01         14,318,898            489,000          488,456               --             544
           RUB            7/23/01         10,115,297            345,000          344,508               --             492
           RUB            7/24/01         22,179,080            758,000          755,074               --           2,926
           RUB             8/1/01         22,873,076            779,000          776,306               --           2,694
           SKK            7/23/01          8,557,666            172,527          171,281               --           1,246
           SKK             8/7/01          7,779,838            153,752          155,458            1,706              --
           SKK             8/8/01         41,517,034            817,240          829,511           12,271              --
           SKK            8/13/01         87,713,670          1,734,586        1,751,548           16,962              --
           SKK            8/14/01         49,842,309            982,879          995,188           12,309              --
           SKK            8/15/01         34,909,686            692,357          696,955            4,598              --
           SKK            8/27/01         23,870,000            476,842          475,919               --             923
           SKK           12/21/01         27,287,040            548,373          537,644               --          10,729
           SKK           12/27/01         39,203,000            795,806          771,971               --          23,835
           TWD            7/20/01         17,953,750            542,000          517,560               --          24,440
           TWD            8/21/01         34,514,166          1,042,000          990,696               --          51,304
           UYU            7/16/01         12,462,268            938,000          908,872               --          29,128
           VEB             7/9/01        529,475,000            734,107          734,025               --              82
           VEB            7/16/01        367,356,000            506,000          508,003            2,003              --
           VEB            7/19/01        117,207,000            162,000          161,908               --              92
           VEB            7/23/01      1,050,500,000          1,452,974        1,449,078               --           3,896
           VEB            7/25/01        873,144,000          1,206,000        1,203,573               --           2,427
           VEB            7/31/01        467,390,000            639,822          642,884            3,062              --
           VEB             8/8/01         75,088,000            103,498          102,975               --             523
           VEB            8/22/01        830,775,000          1,140,000        1,133,415               --           6,585
           VEB            8/29/01        306,749,900            419,000          417,414               --           1,586
           ZAR            12/7/01          4,653,600            560,000          562,743            2,743              --
                                                            -----------      -----------       ----------      ----------
Total Forward Foreign Currency Purchase Contracts           $98,178,270      $98,735,840       $2,081,064      $1,523,494
                                                            ===========      ===========       ----------      ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
58

================================================================================
THE LAZARD FUNDS, INC.


PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONTINUED)



      Forward                                             U.S. $ Cost        U.S. $
 Foreign Currency     Expiration         Foreign        on Origination       Current       Unrealized       Unrealized
  Sale Contracts         Date           Currency             Date             Value       Appreciation     Depreciation
------------------   ------------   ----------------   ----------------   ------------   --------------   -------------
         BRL            7/31/01          1,113,552        $  444,000       $  475,999       $     --         $31,999
         BRL           10/16/01          3,417,120         1,512,000        1,412,909         99,091              --
         BRL            12/5/01          1,646,134           759,988          667,532         92,456              --
         BRL            12/6/01          2,277,990           885,000          923,422             --          38,422
         BRL           12/26/01          1,053,700           410,000          424,058             --          14,058
         BRL             2/8/02          3,166,800         1,300,000        1,251,799         48,201              --
         BRL             2/8/02          1,158,300           440,000          457,862             --          17,862
         CAD            7/26/01            835,936           541,469          550,558             --           9,089
         CLP            8/14/01        233,021,600           383,259          369,685         13,574              --
         CLP            8/27/01        774,073,750         1,241,000        1,226,664         14,336              --
         CLP            9/28/01         28,763,000            47,172           45,454          1,718              --
         CLP            9/28/01        824,148,000         1,342,807        1,302,383         40,424              --
         CLP            10/4/01        121,793,760           198,000          192,317          5,683              --
         CLP            10/4/01        287,932,240           467,423          454,655         12,768              --
         CLP           10/10/01         39,174,800            63,803           61,810          1,993              --
         CLP           12/12/01        733,134,000         1,180,000        1,147,273         32,727              --
         CLP           12/13/01         11,809,450            19,000           18,478            522              --
         COP             7/3/01      3,196,732,000         1,386,670        1,387,570             --             900
         DKK            7/26/01         63,207,063         7,590,616        7,187,881        402,735              --
         EUR             7/9/01            752,767           669,310          637,813         31,497              --
         EUR            7/11/01            855,974           753,829          725,232         28,597              --
         EUR            7/17/01             45,000            39,846           38,122          1,724              --
         EUR            7/17/01            137,000           120,198          116,062          4,136              --
         EUR            7/23/01            196,755           172,527          166,665          5,862              --
         EUR            7/26/01            210,169           187,681          178,018          9,663              --
         EUR            7/26/01          9,442,374         8,470,282        7,997,901        472,381              --
         EUR            7/26/01          6,484,795         5,815,369        5,492,765        322,604              --
         EUR            7/26/01          6,759,360         6,055,170        5,725,328        329,842              --
         EUR            7/26/01             76,794            68,293           65,046          3,247              --
         EUR            7/26/01             82,213            73,000           69,636          3,364              --
         EUR            7/26/01            445,491           398,001          377,340         20,661              --
         EUR            7/26/01            110,000            98,274           93,172          5,102              --
         EUR            7/26/01            279,475           247,000          236,722         10,278              --
         EUR            7/26/01            325,595           285,000          275,786          9,214              --
         EUR            7/26/01            307,194           271,394          260,200         11,194              --
         EUR            7/26/01            204,319           179,800          173,062          6,738              --
         EUR            7/26/01             39,600            34,848           33,542          1,306              --
         EUR            7/26/01             81,900            70,106           69,371            735              --
         EUR            7/26/01            127,976           109,829          108,398          1,431              --
         EUR            7/26/01             19,211            16,466           16,272            194              --
         EUR            7/26/01            480,000           405,936          406,571             --             635
         EUR            7/26/01            452,599           382,700          383,362             --             662
         EUR            7/26/01            882,379           748,160          747,394            766              --
         EUR            7/26/01             17,642            15,000           14,944             56              --
         EUR            7/26/01            280,000           235,869          237,166             --           1,297
         EUR            7/26/01            182,826           156,000          154,858          1,142              --
         EUR            7/26/01            312,247           268,845          264,480          4,365              --
         EUR            7/26/01             14,434            12,341           12,226            115              --
         EUR            7/26/01            327,440           278,000          277,349            651              --

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              59

================================================================================
THE LAZARD FUNDS, INC.


PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO (CONCLUDED)



      Forward                                           U.S. $ Cost         U.S. $
 Foreign Currency     Expiration        Foreign       on Origination        Current        Unrealized       Unrealized
  Sale Contracts         Date          Currency            Date              Value        Appreciation     Depreciation
------------------   ------------   --------------   ----------------   --------------   --------------   -------------
        EUR              8/7/01          180,645        $   153,752      $   152,979       $      773      $       --
        EUR              8/7/01        1,807,000          1,534,961        1,530,255            4,706              --
        EUR              8/8/01          962,000            817,240          814,655            2,585              --
        EUR             8/13/01        2,029,000          1,734,586        1,718,085           16,501              --
        EUR             8/13/01        1,930,000          1,643,034        1,634,255            8,779              --
        EUR             8/13/01        1,505,311          1,282,630        1,274,643            7,987              --
        EUR             8/14/01        1,153,223            982,879          976,492            6,387              --
        EUR             8/15/01          806,098            692,357          682,552            9,805              --
        EUR             8/27/01          555,400            476,842          470,184            6,658              --
        EUR            10/15/01          840,485            745,586          711,068           34,518              --
        EUR            12/21/01          608,000            548,373          514,043           34,330              --
        EUR            12/27/01          868,861            795,806          734,549           61,257              --
        GBP             7/26/01        4,992,426          7,167,776        7,023,980          143,796              --
        GBP             7/26/01          116,704            167,248          164,194            3,054              --
        GBP             7/26/01          117,013            166,000          164,628            1,372              --
        GBP             7/26/01          182,753            257,544          257,120              424              --
        HUF            10/15/01      233,100,000            779,599          794,575               --          14,976
        JPY             7/26/01      191,372,874          1,591,789        1,539,047           52,742              --
        JPY             7/26/01        8,231,260             68,411           66,197            2,214              --
        JPY             7/26/01      851,500,617          7,071,090        6,847,885          223,205              --
        JPY             7/26/01        2,882,520             24,000           23,182              818              --
        JPY             7/26/01       15,509,760            128,000          124,732            3,268              --
        JPY             7/26/01       11,544,162             95,000           92,840            2,160              --
        JPY             7/26/01       13,026,540            109,100          104,761            4,339              --
        JPY             7/26/01       24,075,882            201,218          193,622            7,596              --
        JPY             7/26/01        3,755,677             30,400           30,204              196              --
        MXN             8/16/01        8,822,000            936,270          961,065               --          24,795
        MXN             6/11/02          723,985             73,389           73,553               --             164
        PLN             10/2/01        4,049,570            919,312          980,299               --          60,987
        PLN            11/16/01        1,109,382            254,096          264,991               --          10,895
        PLN            11/16/01        1,606,501            382,000          383,735               --           1,735
        PLN            11/16/01        9,635,553          2,318,189        2,301,585           16,604              --
        TWD             7/20/01       17,953,750            524,580          517,560            7,020              --
        TWD             7/21/01       34,514,166          1,005,511          990,696           14,815              --
                                                        -----------      -----------       ----------      ----------
Total Forward Foreign Currency Sale Contracts           $82,529,849      $80,027,323       $2,731,002      $  228,476
                                                        ===========      ===========       ----------      ----------
Gross unrealized appreciation/depreciation from Forward Foreign Currency Contracts         $4,812,066      $1,751,970
                                                                                           ==========      ==========



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
60

================================================================================
THE LAZARD FUNDS, INC.

PORTFOLIOS OF INVESTMENTS (CONCLUDED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                     AMOUNT
DESCRIPTION                                           (000)          VALUE
--------------------------------------------------------------------------------


LAZARD MORTGAGE PORTFOLIO
ASSET-BACKED SECURITIES--9.3%
 American Express Master Trust, Series
  1996-2, Class A,
  4.10%, 08/15/02 (d) .....................       $     170        $  170,000
 BA Master Credit Card Trust,
  Series 1996-A, Class A,
  4.11%, 08/15/03 (d) .....................             365           365,000
                                                                   ----------
TOTAL ASSET-BACKED SECURITIES
 (Identified cost $535,053)................                           535,000
                                                                   ----------
MORTGAGE PASS-THROUGH
 SECURITIES--96.6%
 Federal Home Loan Mortgage Corp.:
  Pool#C00610,
  6.50%, 05/01/28 .........................             155           153,437
  6.00%, TBA ..............................             660           641,912
  6.50%, TBA ..............................             894           880,313
  7.00%, TBA ..............................             292           297,475
  7.50%, TBA ..............................             951           974,283
  8.00%, TBA ..............................             329           339,590
 Federal National Mortgage
  Association:
  Pool#540449,
  7.00%, 10/01/30 (e) .....................             591           594,561
  Pool#568949,
  7.00%, 01/01/31 .........................              48            48,804
  6.50%, TBA ..............................             435           433,045
  7.00%, TBA ..............................             470           472,059
 Government National Mortgage
  Association:
  Pool#486598,
  6.50%, 10/15/28 (e) .....................             437           434,011
  Pool#529740,
  7.00%, 02/15/31 (e) .....................             309           312,380
                                                                   ----------
TOTAL MORTGAGE PASS-THROUGH
 SECURITIES
  (Identified cost $5,605,455).............                         5,581,870
                                                                   ----------

DISCOUNT NOTES--62.7%
 Federal Farm Credit Bank,
  3.72%, 07/16/01 (e) .....................       $     550        $  549,148
 Federal Home Loan Bank:
  3.72%, 07/19/01 (e) .....................           1,200         1,197,768
  3.80%, 07/16/01 (e) .....................           1,875         1,872,031
                                                                   ----------
TOTAL DISCOUNT NOTES
 (Identified cost $3,618,947)..............                         3,618,947
                                                                   ----------
REPURCHASE AGREEMENT--2.2%
 State Street Corp., 3.88%, 07/02/01,
  (Dated 06/29/01, collateralized by
  $125,000 United States Treasury
  Note, 6.00%, 08/15/09, with a value
  of $133,438) (e)
  (Identified cost $129,000)...............             129           129,000
                                                                   ----------
TOTAL INVESTMENTS
 (Identified cost $9,888,455) (b) .........           170.8%       $9,864,817
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS .............................           (70.8)       (4,087,877)
                                                  ---------        ----------
NET ASSETS ................................           100.0%       $5,776,940
                                                  ==========       ==========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              61

================================================================================
THE LAZARD FUNDS, INC.

NOTES TO PORTFOLIOS OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) is as follows:


                                                        AGGREGATE        AGGREGATE            NET
                                                          GROSS            GROSS           UNREALIZED
                                      AGGREGATE        UNREALIZED       UNREALIZED        APPRECIATION
PORTFOLIO                               COST          APPRECIATION     DEPRECIATION      (DEPRECIATION)
-------------------------------   ----------------   --------------   --------------   -----------------
  Equity                           $  216,337,479     $ 17,942,072     $ 14,992,447     $    2,949,625
  Mid Cap                              22,269,373        2,726,365          568,521          2,157,844
  Small Cap                           581,475,906      124,689,635       34,990,921         89,698,714
  Global Equity                       109,631,969        4,677,298       15,052,432        (10,375,134)
  International Equity              2,910,982,055      137,548,968      437,721,104       (300,172,136)
  International Small Cap             316,519,107       46,677,288       34,668,620         12,008,668
  Emerging Markets                    369,724,683       41,098,524       61,980,945        (20,882,421)
  International Equity Select             311,724            4,575           15,079            (10,504)
  Bond                                 52,953,600        1,036,189          695,279            340,910
  High Yield                           74,790,862        1,418,572        8,538,732         (7,120,160)
  International Fixed-Income           82,529,955          689,003        7,076,076         (6,387,073)
  Strategic Yield                     236,113,449        1,181,297       12,249,333        (11,068,036)
  Mortgage                              9,888,455               --           23,638            (23,638)


(c) Pursuant to Rule 144A of the Securities Act of 1933, these securities may only be traded among "qualified institutional buyers".

(d) Variable rate security. Interest rate shown is the rate in effect at June 30, 2001.

(e) Segregated security for forward foreign currency contracts and/or forward roll transactions.

(f) Step-up bond. The interest payment rate increases at specified intervals. Rate shown reflects rate in effect at June 30, 2001, which may step up at a future date.

(g) Principal amount denominated in respective country's currency unless otherwise noted.

(h)  Structured note.

(i) Interest-only security. The principal amount shown represents the face value of the underlying security.

(j)  Issue in default.

(k)  Bankrupt security fair valued at zero.

(l)  Zero coupon security.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
62

================================================================================
THE LAZARD FUNDS, INC.


NOTES TO PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ABBREVIATIONS:

ADR-- American Depositary Receipt
GDR-- Global Depositary Receipt
LTN-- Letras do Tesouro Nacional (Brazilian sovereign debt)
NDF--Non Deliverable Forwards
NTN--Nota do Tesouro Nacional (Brazilian sovereign debt)
TBA-- To Be Announced


CURRENCY TERMS:
------------------------------
ARS-- Argentine Peso           JPY-- Japanese Yen
AUD-- Australian Dollar        KES-- Kenyan Shilling
BRL-- Brazilian Real           KRW-- South Korean Won
CAD-- Canadian Dollar          MXN-- Mexican Peso
CHF-- Swiss Franc              NLG-- Netherlands Guilder
CLP-- Chilean Peso             NZD--New Zealand Dollar
CNY-- Chinese Renminbi         PEN-- Peruvian Nouveau Sol
COP-- Colombian Peso           PHP-- Philippines Peso
CRC-- Costa Rican Colon        PLN-- Polish Zloty
CZK-- Czech Koruna             RUB-- Russian Ruble
DEM-- German Deutsche Mark     SEK-- Swedish Krona
DKK-- Danish Krone             SKK-- Slovakian Koruna
EUR-- Euro                     TWD-- Taiwan Dollar
FRF-- French Franc             USD-- United States Dollar
GBP-- British Pound Sterling   UYU-- Uruguayan Peso
HUF-- Hungarian Forint         VEB-- Venezuelan Bolivar
ILS-- Israeli Shekel           ZAR--South African Rand
INR-- Indian Rupee



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              63

================================================================================
THE LAZARD FUNDS, INC.


NOTES TO PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS BY INDUSTRY, FOR THOSE PORTFOLIOS PREVIOUSLY PRESENTED BY
COUNTRY:



                                               LAZARD        LAZARD          LAZARD        LAZARD       LAZARD
                                               GLOBAL    INTERNATIONAL   INTERNATIONAL    EMERGING   INTERNATIONAL
                                               EQUITY        EQUITY        SMALL CAP      MARKETS    EQUITY SELECT
                                             PORTFOLIO     PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO
                                            ----------- --------------- --------------- ----------- --------------
INDUSTRY
Aerospace & Defense .......................      1.4%           1.2%            --%            --%         --%
Apparel & Textiles ........................       --             --            3.0             --          --
Automotive ................................      1.9            2.9            1.6             --          --
Banking & Financial Services ..............     22.5           24.9            7.9           20.4        14.7
Brewery ...................................      2.9            1.6             --            6.8         1.9
Broadcasting ..............................       --             --             --            1.4          --
Business Services & Supplies ..............      1.4             --           13.1             --          --
Chemicals & Plastics ......................      1.1            2.2             --             --          --
Commercial Services .......................      0.2            0.4             --             --          --
Computer Software .........................      1.9             --            1.2            1.0          --
Computers & Business Equipment ............      3.9             --            1.2            0.5          --
Conglomerates .............................       --             --             --            1.2          --
Construction Materials ....................       --            0.6             --            1.6          --
Construction & Mining Equipment ...........       --             --            1.1             --          --
Cosmetics & Toiletries ....................      2.1            1.5             --             --         1.7
Diversified ...............................      4.7            4.3             --             --          --
Drugs & Health Care .......................     10.2            7.0            5.5            2.0        11.4
Electrical Equipment ......................       --             --             --            2.7          --
Electronics ...............................      6.0           10.1            3.0            1.6         8.7
Food & Beverages ..........................      5.8            3.4            8.7             --        11.3
Forest Products ...........................      0.8            1.0             --             --          --
Holding Company-Diversified ...............       --             --            1.9             --          --
Hotels & Restaurants ......................      1.5             --            2.0             --          --
Household Products & Home Furnishings .....       --            1.1            7.0            0.8          --
Industrial & Machinery ....................       --            1.0            4.0             --          --
Insurance .................................      5.0            6.1            3.3            5.8         8.8
Leisure & Entertainment ...................       --             --            1.2             --          --
Manufacturing .............................      0.4            2.7            1.2             --         2.8
Medical Products ..........................       --             --            3.4             --          --
Medical Supplies ..........................       --             --            1.2             --          --
Metals ....................................       --             --             --            3.2          --
Multimedia ................................      3.2            1.6             --             --         2.9
Oil & Gas .................................      6.8            6.7             --            6.0        10.8
Paper Products ............................       --             --             --            1.5          --
Petrochemicals ............................       --             --             --            1.5          --
Printing ..................................       --             --            0.6             --          --
Publishing ................................       --            1.2            6.6             --          --
Repurchase Agreements .....................      2.3            2.0            4.3            4.0          --
Retail ....................................      1.8            2.6           11.5            3.9          --
Semiconductor & Components ................      2.3             --             --             --          --
Semiconductor Manufacturers ...............       --             --             --            2.6          --
Steel .....................................       --             --            0.7            3.4          --
Telecommunications ........................      6.1            8.3             --           21.1        10.3
Tobacco ...................................       --            0.1            4.1            2.2          --
Transportation ............................       --            0.6             --             --          --
Utilities .................................      4.0            4.0             --            3.6         2.7
                                               -----         ------           ----         ------        ----
Total Investments .........................    100.2%          99.1%          99.3%          98.8%       88.0%
                                               =====         ======           ====         ======        ====

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
64

================================================================================
THE LAZARD FUNDS, INC.


NOTES TO PORTFOLIOS OF INVESTMENTS (CONCLUDED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS BY ASSET TYPE, FOR THOSE PORTFOLIOS PREVIOUSLY PRESENTED BY
COUNTRY:

                                                        LAZARD          LAZARD
                                                    INTERNATIONAL      STRATEGIC
                                                     FIXED-INCOME        YIELD
                                                      PORTFOLIO        PORTFOLIO
                                                   ---------------   ------------
ASSET TYPE
Asset-Backed Securities ........................          1.0%             27.2%
Collateralized Mortgage Obligations ............           --               0.5
Convertible Bonds ..............................           --               0.1
Corporate Bonds ................................         64.0              28.2
Discount Notes .................................          7.5              24.1
Foreign Government Obligations .................         28.3               6.3
Mortgage Pass-Through Securities ...............           --               0.1
Preferred Stocks ...............................           --               1.9
Repurchase Agreements ..........................          0.2               2.3
Structured Notes ...............................          0.8               3.2
U.S. Government and Agency Obligations .........          0.3               4.4
                                                        -----            ------
Total Investments ..............................        102.1%             98.3%
                                                        =====            ======


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              65

================================================================================
THE LAZARD FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
================================================================================


                                                                     LAZARD             LAZARD
                                                                     EQUITY            MID CAP
                                                                    PORTFOLIO         PORTFOLIO
                                                               ------------------ -----------------

ASSETS
Investments in securities, at value (cost $216,337,479,
 $22,269,373,  $581,475,906, $109,631,969,
 $2,910,982,055, $316,519,107, $369,724,683,
 $311,724, $52,953,600, $74,790,862, $82,529,955,
 $236,113,449, and $9,888,455, respectively)..................   $  219,287,104     $  24,427,217
Cash .........................................................              318               333
Foreign currency (cost $0, $0, $0, $25,975, $1,913,696,
 $429,376, $95,994, $0, $0, $0, $350,823, $121,954,
 and $0, respectively)........................................               --                --
Receivables for:
 Investments sold ............................................          726,925            72,518
 Dividends and interest ......................................          214,125            21,356
 Capital stock sold ..........................................           48,927            10,827
 Gross appreciation on foreign currency contracts ............               --                --
Collateral for securities on loan, at value ..................               --         6,035,661
Due from Investment Manager ..................................               --                --
Deferred organizational and offering expenses ................               --             6,489
                                                                 --------------     -------------
Total assets .................................................      220,277,399        30,574,401
                                                                 --------------     -------------
LIABILITIES
Payables for:
 Investments purchased .......................................        1,626,268           372,686
 Capital stock repurchased ...................................        4,309,837           121,653
 Dividends payable ...........................................               --                --
 Gross depreciation on foreign currency contracts ............               --                --
Payable upon return of securities on loan ....................               --         6,035,661
Investment management fees payable ...........................          138,285            10,277
Accrued directors' fees payable ..............................            1,067                49
Accrued distribution fees payable ............................            9,918             1,657
Other accrued expenses and payables ..........................           80,048            46,733
                                                                 --------------     -------------
Total liabilities ............................................        6,165,423         6,588,716
                                                                 --------------     -------------
Net assets ...................................................   $  214,111,976     $  23,985,685
                                                                 ==============     =============
NET ASSETS
Paid in capital ..............................................   $  190,503,828     $  17,931,491
Undistributed (distributions in excess of)
 investment income--net ......................................          826,522            39,493
Unrealized appreciation (depreciation) on:
 Investments--net ............................................        2,949,625         2,157,844
 Foreign currency--net .......................................               --                --
Accumulated realized gain (loss)--net ........................       19,832,001         3,856,857
                                                                 --------------     -------------
Net assets ...................................................   $  214,111,976     $  23,985,685
                                                                 ==============     =============
INSTITUTIONAL SHARES
Net assets ...................................................   $  167,676,241     $  16,683,556
Shares of capital stock outstanding* .........................        9,877,613         1,345,686
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .....   $        16.98     $       12.40
OPEN SHARES
Net assets ...................................................   $   46,435,735     $   7,302,129
Shares of capital stock outstanding* .........................        2,742,639           592,822
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .....   $        16.93     $       12.32



                            LAZARD             LAZARD
          LAZARD            GLOBAL         INTERNATIONAL
        SMALL CAP           EQUITY             EQUITY
        PORTFOLIO         PORTFOLIO          PORTFOLIO
    ----------------- ----------------- -------------------





   $ 671,174,620    $   99,256,835     $ 2,610,809,919
             135               283                 746


              --            25,975           1,913,696

      25,649,570           527,636          26,312,638
         308,078           117,305           5,045,760
         582,487               366          21,428,722
              --                --                  --
              --         9,249,665                  --
              --                --                  --
              --                --                  --
   -------------    --------------     ---------------
     697,714,890       109,178,065       2,665,511,481
   -------------    --------------     ---------------


       7,324,462           584,601          23,700,834
         147,611                --           5,345,893
              --                --                  --
              --                --                  --
              --         9,249,665                  --
         428,949           235,077           1,637,925
           3,082               398              11,984
          14,590               939              30,101
         135,667            70,289             937,454
   -------------    --------------     ---------------
       8,054,361        10,140,969          31,664,191
   -------------    --------------     ---------------
   $ 689,660,529    $   99,037,096     $ 2,633,847,290
   =============    ==============     ===============

   $ 549,547,351    $  113,370,218     $ 2,920,498,753

       1,234,039           507,626           6,154,110

      89,698,714       (10,375,134)       (300,172,136)
              --            (5,343)           (575,650)
      49,180,425        (4,460,271)          7,942,213
   -------------    --------------     ---------------
   $ 689,660,529    $   99,037,096     $ 2,633,847,290
   =============    ==============     ===============

   $ 616,144,682    $   95,286,504     $ 2,485,074,411
      31,180,669         8,359,467         214,299,689
   $       19.76    $        11.40     $         11.60

   $  73,515,847    $    3,750,592     $   148,772,879
       3,731,292           329,232          12,888,414
   $       19.70    $        11.39     $         11.54


*$0.001 par value, 1,750,000,000 shares authorized for the Portfolios in total.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
66

================================================================================



--------------------------------------------------------------------------------


      LAZARD           LAZARD          LAZARD
  INTERNATIONAL       EMERGING     INTERNATIONAL       LAZARD
    SMALL CAP         MARKETS      EQUITY SELECT        BOND
    PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
----------------- --------------- --------------- ---------------






 $  328,527,775    $ 348,842,262    $   301,220    $ 53,294,510
          2,362              882         30,386             946


        428,860           95,994             --              --

        201,794        4,368,058             --              --
        910,195        1,141,425            535         831,840
      1,681,048        3,426,152             --          51,039
             --               --             --              --
     26,369,186       79,428,364             --              --
             --               --         14,167              --
             --               --          1,258              --
 --------------    -------------    -----------    ------------
    358,121,220      437,303,137        347,566      54,178,335
 --------------    -------------    -----------    ------------


        498,650        3,370,913             --          53,966
         11,675          800,007             --              --
             --               --             --          21,271
             --               --             --              --
     26,369,186       79,428,364             --              --
        202,815          294,953             --          31,717
          1,050            1,248              2             296
            439            1,187              2           1,939
        159,827          235,771          5,127          55,639
 --------------    -------------    -----------    ------------
     27,243,642       84,132,443          5,131         164,828
 --------------    -------------    -----------    ------------
 $  330,877,578    $ 353,170,694    $   342,435    $ 54,013,507
 ==============    =============    ===========    ============

 $  331,632,061    $ 440,244,900    $   352,435    $ 60,622,939

      3,797,741        2,459,645            504        (160,907)

     12,008,668      (20,882,421)       (10,504)        340,910
        (11,373)         (32,729)            --              --
    (16,549,519)     (68,618,701)            --      (6,789,435)
 --------------    -------------    -----------    ------------
 $  330,877,578    $ 353,170,694    $   342,435    $ 54,013,507
 ==============    =============    ===========    ============

 $  327,615,004    $ 345,399,359    $   332,733    $ 44,823,206
     26,829,942       45,737,441         34,295       4,745,846
 $        12.21    $        7.55    $      9.70    $       9.44

 $    3,262,574    $   7,771,335    $     9,702    $  9,190,301
        268,852        1,028,533          1,000         973,374
 $        12.14    $        7.56    $      9.70    $       9.44



                       LAZARD          LAZARD
      LAZARD       INTERNATIONAL      STRATEGIC        LAZARD
    HIGH YIELD      FIXED-INCOME        YIELD         MORTGAGE
    PORTFOLIO        PORTFOLIO        PORTFOLIO      PORTFOLIO
----------------- --------------- ---------------- -------------






 $   67,670,702    $ 76,142,882    $  225,045,413   $ 9,864,817
            603              38               241           154


             --         350,823           120,021            --

      1,147,745         662,054        18,465,786       407,278
      1,619,460       1,144,165         2,607,138        22,010
            583           9,684            15,731            --
             --         904,337         4,812,066            --
             --              --                --            --
             --              --                --         2,596
          7,270              --                --           682
 --------------    ------------    --------------   -----------
     70,446,363      79,213,983       251,066,396    10,297,537
 --------------    ------------    --------------   -----------


      3,286,043       3,098,723        19,962,791     4,476,755
             --          43,148               752            --
         38,881             235            88,248        19,013
             --       1,248,101         1,751,970            --
             --              --                --            --
        100,255         194,057           142,728            --
            411             332               960           144
          2,318           4,319             1,683            --
         57,627          78,322           102,281        24,685
 --------------    ------------    --------------   -----------
      3,485,535       4,667,237        22,051,413     4,520,597
 --------------    ------------    --------------   -----------
 $   66,960,828    $ 74,546,746    $  229,014,983   $ 5,776,940
 ==============    ============    ==============   ===========

 $  105,177,552    $ 82,831,108    $  297,095,807   $ 5,760,214

         23,009         562,103        (3,823,972)           11

     (7,120,160)     (6,387,073)      (11,068,036)      (23,638)
             --        (395,106)        3,057,556            --
    (31,119,573)     (2,064,286)      (56,246,372)       40,353
 --------------    ------------    --------------   -----------
 $   66,960,828    $ 74,546,746    $  229,014,983   $ 5,776,940
 ==============    ============    ==============   ===========

 $   55,559,554    $ 52,711,401    $  221,556,280   $ 5,776,940
      8,718,651       5,929,058        27,777,179       573,674
 $         6.37    $       8.89    $         7.98   $     10.07

 $   11,401,274    $ 21,835,345    $    7,458,703       N/A
      1,788,255       2,475,496           934,977       N/A
 $         6.38    $       8.82    $         7.98       N/A

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              67

================================================================================
THE LAZARD FUNDS, INC.

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------


                                                                                                                      LAZARD
                                                                        LAZARD         LAZARD         LAZARD          GLOBAL
                                                                        EQUITY         MID CAP      SMALL CAP         EQUITY
                                                                      PORTFOLIO       PORTFOLIO     PORTFOLIO        PORTFOLIO
                                                                   --------------- --------------   ----------      -----------
INVESTMENT INCOME
INCOME:
 Interest .................................................... $     148,745   $    28,390       $   788,949    $      87,789
 Dividends ...................................................     1,799,084       140,841         3,333,242          985,640
                                                               -------------  ------------       -----------   --------------
Total investment income* .....................................     1,947,829       169,231         4,122,191        1,073,429
                                                               -------------  ------------       -----------   --------------
EXPENSES:
 Management fees .............................................       874,213        85,439         2,728,087          385,237
 Administration fees .........................................        45,625        24,592            95,058           32,585
 Distribution fees (Open Shares) .............................        68,729         8,439            86,085            5,120
 Custodian fees ..............................................        48,359        29,534            89,347           66,304
 Professional services .......................................        19,402        16,966            25,085           17,876
 Registration fees ...........................................        14,194        10,383            20,693           10,379
 Shareholders' services ......................................        33,321        24,604            46,964           24,527
 Directors' fees and expenses ................................         6,637           585            20,584            2,868
 Shareholders' reports .......................................         5,789         1,890            11,853            1,228
 Amortization of organizational and offering expenses ........            --         2,395                --               --
 Other .......................................................         5,084         1,106            14,397            2,639
                                                               -------------  ------------       -----------   --------------
Total expenses before fees waived and expenses reimbursed ....     1,121,353       205,933         3,138,153          548,763
 Management fees waived and expenses reimbursed ..............            --       (76,135)               --          (10,160)
 Administration fees waived ..................................            --            --                --               --
 Expense reductions ..........................................           (46)          (60)          (12,488)            (130)
                                                               -------------  ------------       -----------   --------------
Expenses--net ................................................     1,121,307       129,738         3,125,665          538,473
                                                               -------------  ------------       -----------   --------------
INVESTMENT INCOME (LOSS)--NET ................................       826,522        39,493           996,526          534,956
                                                               -------------  ------------       -----------   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY--NET
 Realized gain (loss) on:
  Investments--net** .........................................     5,724,418     2,333,160        52,748,116       (3,042,373)
  Foreign currency--net ......................................            --            --                --          (47,312)
 Change in net unrealized appreciation (depreciation) on:
  Investments--net ...........................................    (2,732,932)     (284,270)        9,504,901       (6,230,073)
  Foreign currency--net ......................................            --            --                --           (4,321)
                                                               -------------  ------------       -----------   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY--NET .......................................     2,991,486     2,048,890        62,253,017       (9,324,079)
                                                               -------------  ------------       -----------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ............................................. $   3,818,008   $ 2,088,383       $63,249,543    $  (8,789,123)
                                                               =============  ============       ===========   ==============
*Net of foreign withholding taxes of ......................... $          --   $        --       $        --    $      99,927
                                                               =============  ============       ===========   ==============
**Net of foreign capital gains taxes of ...................... $          --   $        --       $        --    $          --
                                                               =============  ============       ===========   ==============

***Portfolio commenced operations on May 31, 2001.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
68

================================================================================



--------------------------------------------------------------------------------


      LAZARD            LAZARD           LAZARD           LAZARD
  INTERNATIONAL     INTERNATIONAL       EMERGING      INTERNATIONAL
      EQUITY          SMALL CAP          MARKETS      EQUITY SELECT
    PORTFOLIO         PORTFOLIO         PORTFOLIO      PORTFOLIO***
----------------- ----------------- ---------------- ---------------


 $    2,061,143    $      371,519    $      490,383    $       260
     31,967,546         5,022,511         3,676,338            535
 --------------   ---------------    --------------    -----------
     34,028,689         5,394,030         4,166,721            795
 --------------   ---------------    --------------    -----------

     10,679,289         1,218,430         1,649,356            213
        214,282            54,803            55,299          3,755
        185,670             2,429             6,787              2
      1,545,332           236,334           359,426          3,055
         48,570            20,306            20,303          2,842
         27,795            13,410            15,815          1,198
         68,537            27,876            29,950          6,313
         81,025             8,743             9,036              2
         22,161             3,109             3,734             36
             --                --                --            117
         54,076             6,567             6,520            888
 --------------   ---------------    --------------    -----------
     12,926,737         1,592,007         2,156,226         18,421
             --           (10,078)          (11,832)       (14,380)
             --                --                --         (3,750)
         (1,857)               --              (224)            --
 --------------   ---------------    --------------    -----------
     12,924,880         1,581,929         2,144,170            291
 --------------   ---------------    --------------    -----------
     21,103,809         3,812,101         2,022,551            504
 --------------   ---------------    --------------    -----------



     (2,103,256)       (8,156,250)      (20,386,258)            --
     (5,662,625)         (164,343)         (428,887)            --

   (440,216,897)       (4,758,174)       19,928,344        (10,504)
       (175,319)           62,250           (22,028)            --
 --------------   ---------------    --------------    -----------

   (448,158,097)      (13,016,517)         (908,829)       (10,504)
 --------------   ---------------    --------------    -----------

 $ (427,054,288)   $   (9,204,416)   $    1,113,722    $   (10,000)
 ==============   ===============    ==============    ===========
 $    5,099,666    $      674,854    $      469,286    $        87
 ==============   ===============    ==============    ===========
 $           --    $           --    $           --    $        --
 ==============   ===============    ==============    ===========



                                     LAZARD          LAZARD
     LAZARD         LAZARD       INTERNATIONAL      STRATEGIC       LAZARD
      BOND        HIGH YIELD      FIXED-INCOME        YIELD        MORTGAGE
   PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO
 ------------- ---------------- --------------- ---------------- ------------


  $2,020,235    $    4,438,277   $  1,904,762    $    8,721,971   $ 188,028
          --           293,104            786           208,178          --
  ----------   ---------------   ------------   ---------------   ---------
   2,020,235         4,731,381      1,905,548         8,930,149     188,028
  ----------   ---------------   ------------   ---------------   ---------

     153,583           278,180        297,582           898,978      13,185
      28,461            29,732         30,249            46,388      19,409
      12,908            16,265         28,296            10,185          --
      43,600            37,635         74,189           100,191       8,861
      17,519            17,603         17,678            19,730      16,848
      14,319            11,401         12,351            15,673       3,404
      26,147            23,374         25,474            29,154       9,884
       1,770             2,182          2,226             6,632         301
       2,250               712          1,278             3,976          53
          --             2,395             --                --         683
       1,941             2,153          2,117             5,230         668
  ----------   ---------------   ------------   ---------------   ---------
     302,498           421,632        491,440         1,136,137      73,296
     (12,718)         (123,924)       (29,525)               --     (32,602)
          --                --             --                --     (18,750)
          --                --             --            (7,630)       (518)
  ----------   ---------------   ------------   ---------------   ---------
     289,780           297,708        461,915         1,128,507      21,426
  ----------   ---------------   ------------   ---------------   ---------
   1,730,455         4,433,673      1,443,633         7,801,642     166,602
  ----------   ---------------   ------------   ---------------   ---------



     491,212        (8,152,518)       (87,368)       (7,996,320)     40,353
          --                --       (299,959)        1,512,466          --

     (42,271)        6,786,901     (5,838,251)        3,507,618     (23,683)
          --                --       (775,564)        3,439,449          --
  ----------   ---------------   ------------   ---------------   ---------

     448,941        (1,365,617)    (7,001,142)          463,213      16,670
  ----------   ---------------   ------------   ---------------   ---------

  $2,179,396    $    3,068,056   $ (5,557,509)   $    8,264,855   $ 183,272
  ==========   ===============   ============   ===============   =========
  $       --    $           --   $         --    $        9,651   $      --
  ==========   ===============   ============   ===============   =========
  $       --    $           --   $      2,984    $       64,693   $      --
  ==========   ===============   ============   ===============   =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              69

================================================================================
THE LAZARD FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                                                           LAZARD EQUITY PORTFOLIO
                                                                                    -------------------------------------
                                                                                     SIX MONTHS ENDED       YEAR ENDED
                                                                                       JUNE 30, 2001       DECEMBER 31,
                                                                                        (UNAUDITED)            2000
                                                                                    ------------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Investment income (loss)--net ..................................................     $     826,522       $    2,673,847
 Realized gain (loss) on investments and foreign currency--net ..................         5,724,418           57,395,103
 Change in unrealized appreciation (depreciation)--net ..........................        (2,732,932)         (72,695,600)
                                                                                      -------------       --------------
Net increase (decrease) in net assets resulting from operations .................         3,818,008          (12,626,650)
                                                                                      -------------       --------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From investment income--net
  Institutional Shares ..........................................................                --           (2,231,410)
  Open Shares ...................................................................                --             (534,416)
 From realized gains--net
  Institutional Shares ..........................................................                --          (34,523,152)
  Open Shares ...................................................................                --          (11,843,078)
 In excess of investment income--net
  Institutional Shares ..........................................................                --              (16,449)
  Open Shares ...................................................................                --               (3,939)
 In excess of realized gains--net
  Institutional Shares ..........................................................                --                   --
  Open Shares ...................................................................                --                   --
                                                                                      -------------       --------------
Net decrease in net assets resulting from distributions .........................                --          (49,152,444)
                                                                                      -------------       --------------
CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sales
  Institutional Shares ..........................................................        10,610,989           61,385,178
  Open Shares ...................................................................         6,429,144           27,266,542
 Net proceeds from reinvestment of distributions
  Institutional Shares ..........................................................                --           35,428,274
  Open Shares ...................................................................                --           12,240,399
 Cost of shares redeemed
  Institutional Shares ..........................................................       (33,145,862)        (240,500,025)
  Open Shares ...................................................................       (23,283,888)         (84,011,522)
                                                                                      -------------       --------------
Net increase (decrease) in net assets from capital stock transactions ...........       (39,389,617)        (188,191,154)
                                                                                      -------------       --------------
Total increase (decrease) in net assets .........................................       (35,571,609)        (249,970,248)
Net assets at beginning of period ...............................................       249,683,585          499,653,833
                                                                                      -------------       --------------
Net assets at end of period* ....................................................     $ 214,111,976       $  249,683,585
                                                                                      =============       ==============
SHARES ISSUED AND REPURCHASED:
INSTITUTIONAL SHARES:
 Shares outstanding at beginning of period ......................................        11,217,212           17,915,506
                                                                                      -------------       --------------
 Shares sold ....................................................................           620,088            3,066,282
 Shares issued to shareholders from reinvestment of distributions ...............                --            2,103,844
 Shares repurchased .............................................................        (1,959,687)         (11,868,420)
                                                                                      -------------       --------------
 Net increase (decrease) ........................................................        (1,339,599)          (6,698,294)
                                                                                      -------------       --------------
 Shares outstanding at end of period ............................................         9,877,613           11,217,212
                                                                                      =============       ==============
OPEN SHARES:
 Shares outstanding at beginning of period ......................................         3,722,698            5,796,320
                                                                                      -------------       --------------
 Shares sold ....................................................................           381,808            1,349,595
 Shares issued to shareholders from reinvestment of distributions ...............                --              723,431
 Shares repurchased .............................................................        (1,361,867)          (4,146,648)
                                                                                      -------------       --------------
 Net increase (decrease) ........................................................          (980,059)          (2,073,622)
                                                                                      -------------       --------------
 Shares outstanding at end of period ............................................         2,742,639            3,722,698
                                                                                      =============       ==============
*Includes undistributed (distributions in excess of) investment income--net .....     $     826,522       $           --
                                                                                      =============       ==============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
70

================================================================================



--------------------------------------------------------------------------------


        LAZARD MID CAP PORTFOLIO                  LAZARD SMALL CAP PORTFOLIO              LAZARD GLOBAL EQUITY PORTFOLIO
----------------------------------------   ----------------------------------------   --------------------------------------
 SIX MONTHS ENDED                           SIX MONTHS ENDED                           SIX MONTHS ENDED
   JUNE 30, 2001          YEAR ENDED          JUNE 30, 2001          YEAR ENDED         JUNE 30, 2001         YEAR ENDED
    (UNAUDITED)       DECEMBER 31, 2000        (UNAUDITED)       DECEMBER 31, 2000       (UNAUDITED)       DECEMBER 31, 2000
------------------   -------------------   ------------------   -------------------   -----------------   ------------------


  $      39,493        $        33,746       $      996,526       $   4,373,558        $       534,956     $       621,601
      2,333,160              1,926,999           52,748,116          (2,188,363)            (3,089,685)          3,772,209
       (284,270)             3,016,366            9,504,901         123,418,898             (6,234,394)        (13,498,718)
  -------------        ---------------       --------------       --------------       ---------------     ---------------
      2,088,383              4,977,111           63,249,543         125,604,093             (8,789,123)         (9,104,908)
  -------------        ---------------       --------------       --------------       ---------------     ---------------


             --                (33,230)                  --         (10,388,013)                    --            (575,574)
             --                   (516)                  --            (532,442)                    --             (11,974)

             --             (2,769,172)                  --         (38,162,495)                    --          (3,980,195)
             --               (836,056)                  --          (2,720,892)                    --            (187,255)

             --                (12,330)                  --                  --                     --                  --
             --                   (192)                  --                  --                     --                  --

             --                     --                   --                (110)                    --          (1,364,417)
             --                     --                   --                  (8)                    --             (64,191)
  -------------        ---------------       --------------       --------------       ---------------     ---------------
             --             (3,651,496)                  --         (51,803,960)                    --          (6,183,606)
  -------------        ---------------       --------------       --------------       ---------------     ---------------


      1,333,221              4,440,827          120,973,541         461,592,135                 71,305          58,276,470
      1,987,750              3,970,363           37,074,829          89,818,313                 25,000           1,044,736

             --              2,330,690                   --          42,677,429                     --           5,856,440
             --                705,002                   --           3,220,070                     --             211,837

    (1,441,936)            (19,643,155)        (292,324,902)       (748,772,609)            (1,137,577)         (8,488,632)
    (1,667,629)            (12,988,297)         (37,208,168)       (117,797,644)              (507,156)         (2,056,550)
  -------------        ---------------       --------------       --------------       ---------------     ---------------
       211,406             (21,184,570)        (171,484,700)       (269,262,306)            (1,548,428)         54,844,301
  -------------        ---------------       --------------       --------------       ---------------     ---------------
     2,299,789             (19,858,955)        (108,235,157)       (195,462,173)           (10,337,551)         39,555,787
    21,685,896              41,544,851          797,895,686         993,357,859            109,374,647          69,818,860
  -------------        ---------------       --------------       --------------       ---------------     ---------------
 $  23,985,685         $    21,685,896       $  689,660,529       $ 797,895,686        $    99,037,096     $   109,374,647
 ==============        ===============       ==============       ==============       ===============     ===============


     1,350,976               2,553,780           40,414,908          54,749,412           8,445,174           4,366,106
 --------------        ---------------       --------------       --------------    ---------------     ---------------
       117,338                 392,767            6,605,511          27,339,672               6,034           4,239,184
            --                 229,218                   --           2,550,600                  --             478,921
      (122,628)             (1,824,789)         (15,839,750)        (44,224,776)            (91,741)           (639,037)
 --------------        ---------------       --------------       --------------    ---------------     ---------------
        (5,290)             (1,202,804)          (9,234,239)        (14,334,504)            (85,707)          4,079,068
 --------------        ---------------       --------------       --------------    ---------------     ---------------
     1,345,686               1,350,976           31,180,669          40,414,908           8,359,467           8,445,174
 ==============        ===============       ==============       ==============    ===============     ===============

       561,206               1,306,121            3,753,674           5,233,657             369,340             430,069
 --------------        ---------------       --------------       --------------    ---------------     ---------------
       174,970                 372,166            2,013,203           5,305,280               2,040              75,852
            --                  69,868                   --             193,580                  --              17,215
      (143,354)             (1,186,949)          (2,035,585)         (6,978,843)            (42,148)           (153,796)
 --------------        ---------------       --------------       --------------    ---------------     ---------------
        31,616                (744,915)             (22,382)         (1,479,983)            (40,108)            (60,729)
 --------------        ---------------       --------------       --------------    ---------------     ---------------
       592,822                 561,206            3,731,292           3,753,674             329,232             369,340
 ==============        ===============       ==============       ==============    ===============     ===============
 $      39,493         $            --       $    1,234,039       $     237,513     $       507,626     $       (27,330)
 ==============        ===============       ==============       ==============    ===============     ===============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              71

================================================================================
THE LAZARD FUNDS, INC.


STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


--------------------------------------------------------------------------------


                                                                                      LAZARD INTERNATIONAL EQUITY PORTFOLIO
                                                                                     ----------------------------------------
                                                                                      SIX MONTHS ENDED         YEAR ENDED
                                                                                        JUNE 30, 2001         DECEMBER 31,
                                                                                         (UNAUDITED)              2000
                                                                                     ------------------   -------------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Investment income (loss)--net ...................................................    $     21,103,809     $     32,069,212
 Realized gain (loss) on investments and foreign currency--net ...................          (7,765,881)         351,826,328
 Change in unrealized appreciation (depreciation)--net ...........................        (440,392,216)        (756,978,908)
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets resulting from operations ..................        (427,054,288)        (373,083,368)
                                                                                      ----------------     ----------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From investment income--net
  Institutional Shares ...........................................................                  --          (34,532,302)
  Open Shares ....................................................................                  --           (1,430,879)
 From realized gains--net
  Institutional Shares ...........................................................                  --         (352,683,226)
  Open Shares ....................................................................                  --          (17,721,930)
 In excess of realized gains--net
  Institutional Shares ...........................................................                  --                   --
  Open Shares ....................................................................                  --                   --
                                                                                      ----------------     ----------------
Net decrease in net assets resulting from distributions ..........................                  --         (406,368,337)
                                                                                      ----------------     ----------------
CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sales
  Institutional Shares ...........................................................       1,169,074,924        2,499,587,908
  Open Shares ....................................................................         360,290,339          425,016,149
 Net proceeds from reinvestment of distributions
  Institutional Shares ...........................................................                  --          365,319,055
  Open Shares ....................................................................                  --           16,449,785
 Cost of shares redeemed
  Institutional Shares ...........................................................      (1,280,023,858)      (2,701,895,463)
  Open Shares ....................................................................        (337,599,327)        (398,090,043)
                                                                                      ----------------     ----------------
Net increase (decrease) in net assets from capital stock transactions ............         (88,257,922)         206,387,391
                                                                                      ----------------     ----------------
Total increase (decrease) in net assets ..........................................        (515,312,210)        (573,064,314)
Net assets at beginning of period ................................................       3,149,159,500        3,722,223,814
                                                                                      ----------------     ----------------
Net assets at end of period* .....................................................    $  2,633,847,290     $  3,149,159,500
                                                                                      ================     ================
SHARES ISSUED AND REPURCHASED:
INSTITUTIONAL SHARES:
 Shares outstanding at beginning of period .......................................         223,097,242          207,337,268
                                                                                      ----------------     ----------------
 Shares sold .....................................................................          94,311,158          161,834,339
 Shares issued to shareholders from reinvestment of distributions ................                  --           26,927,629
 Shares repurchased ..............................................................        (103,108,711)        (173,001,994)
                                                                                      ----------------     ----------------
 Net increase (decrease) .........................................................          (8,797,553)          15,759,974
                                                                                      ----------------     ----------------
 Shares outstanding at end of period .............................................         214,299,689          223,097,242
                                                                                      ================     ================
OPEN SHARES:
 Shares outstanding at beginning of period .......................................          10,976,004            7,994,053
                                                                                      ----------------     ----------------
 Shares sold .....................................................................          29,229,560           27,888,419
 Shares issued to shareholders from reinvestment of distributions ................                  --            1,217,140
 Shares repurchased ..............................................................         (27,317,150)         (26,123,608)
                                                                                      ----------------     ----------------
 Net increase (decrease) .........................................................           1,912,410            2,981,951
                                                                                      ----------------     ----------------
 Shares outstanding at end of period .............................................          12,888,414           10,976,004
                                                                                      ================     ================
 *Includes undistributed (distributions in excess of) investment income--net .....    $      6,154,110     $    (14,949,699)
                                                                                      ================     ================

** Portfolio commenced operations on May 31, 2001.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
72

================================================================================

--------------------------------------------------------------------------------


   LAZARD INTERNATIONAL SMALL CAP
              PORTFOLIO                LAZARD EMERGING MARKETS PORTFOLIO    LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO**
------------------------------------- ------------------------------------ -----------------------------------------------
 SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED                      PERIOD ENDED
   JUNE 30, 2001      DECEMBER 31,       JUNE 30, 2001      DECEMBER 31,                    JUNE 30, 2001
    (UNAUDITED)           2000            (UNAUDITED)           2000                         (UNAUDITED)
------------------ ------------------ ------------------ ----------------- -----------------------------------------------


  $    3,812,101    $      3,311,114    $    2,022,551    $    2,325,246                   $           504
      (8,320,593)          9,285,874       (20,815,145)        6,299,970                                --
      (4,695,924)        (24,600,800)       19,906,316      (134,788,589)                          (10,504)
----------------    ----------------    --------------    --------------                   ---------------
      (9,204,416)        (12,003,812)        1,113,722      (126,163,373)                          (10,000)
----------------    ----------------    --------------    --------------                   ---------------


              --          (2,695,984)               --          (821,557)                               --
              --              (5,161)               --                --                                --

              --         (11,427,142)               --                --                                --
              --             (62,848)               --                --                                --

              --          (7,416,389)               --                --                                --
              --             (40,790)               --                --                                --
----------------    ----------------    --------------    --------------                   ---------------
              --         (21,648,314)               --          (821,557)                               --
----------------    ----------------    --------------    --------------                   ---------------


      93,093,203         315,369,343       209,603,273       391,151,848                           342,541
      40,957,391           9,859,578        14,365,424         1,805,250                            10,000

              --          20,585,318                --           750,606                                --
              --             106,983                --                --                                --

     (98,051,244)       (178,275,031)     (182,895,597)     (415,547,373)                             (106)
     (39,374,452)        (10,662,003)      (12,165,873)       (3,794,685)                               --
----------------    ----------------    --------------    --------------                   ---------------
      (3,375,102)        156,984,188        28,907,227       (25,634,354)                          352,435
----------------    ----------------    --------------    --------------                   ---------------
     (12,579,518)        123,332,062        30,020,949      (152,619,284)                          342,435
     343,457,096         220,125,034       323,149,745       475,769,029                                --
----------------    ----------------    --------------    --------------                   ---------------
  $  330,877,578    $    343,457,096    $  353,170,694    $  323,149,745                   $       342,435
================    ================    ==============    ==============                   ===============


      27,193,777          15,418,580        42,246,142        43,466,805                                --
----------------    ----------------    --------------    --------------                   ---------------
       7,580,589          22,800,776        27,409,107        42,815,951                            34,305
              --           1,661,402                --            98,259                                --
      (7,944,424)        (12,686,981)      (23,917,808)      (44,134,873)                              (10)
----------------    ----------------    --------------    --------------                   ---------------
        (363,835)         11,775,197         3,491,299        (1,220,663)                           34,295
----------------    ----------------    --------------    --------------                   ---------------
      26,829,942          27,193,777        45,737,441        42,246,142                            34,295
================    ================    ==============    ==============                   ===============

         131,623             173,602           724,435           977,024                                --
----------------    ----------------    --------------    --------------                   ---------------
       3,320,654             755,609         1,898,296           185,304                             1,000
              --               8,621                --                --                                --
      (3,183,425)           (806,209)       (1,594,198)         (437,893)                               --
----------------    ----------------    --------------    --------------                   ---------------
         137,229             (41,979)          304,098          (252,589)                            1,000
----------------    ----------------    --------------    --------------                   ---------------
         268,852             131,623         1,028,533           724,435                             1,000
================    ================    ==============    ==============                   ===============
  $    3,797,741    $        (14,360)   $    2,459,645    $      437,094                   $           504
================    ================    ==============    ==============                   ===============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              73

================================================================================
THE LAZARD FUNDS, INC.


STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


--------------------------------------------------------------------------------


                                                                                         LAZARD BOND PORTFOLIO
                                                                                  ------------------------------------
                                                                                   SIX MONTHS ENDED
                                                                                    JUNE 30, 2001       YEAR ENDED
                                                                                     (UNAUDITED)     DECEMBER 31, 2000
                                                                                  ----------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Investment income (loss)--net ..................................................   $   1,730,455     $    5,125,720
 Realized gain (loss) on investments and foreign currency--net ..................         491,212         (2,622,044)
 Change in unrealized appreciation (depreciation)--net ..........................         (42,271)         2,696,711
                                                                                    -------------     --------------
Net increase (decrease) in net assets resulting from operations .................       2,179,396          5,200,387
                                                                                    -------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From investment income--net
  Institutional Shares ..........................................................      (1,447,964)        (4,464,115)
  Open Shares ...................................................................        (282,414)          (645,952)
 In excess of investment income--net
  Institutional Shares ..........................................................              --             (7,849)
  Open Shares ...................................................................              --             (1,136)
 From capital--net
  Institutional Shares ..........................................................              --                 --
  Open Shares ...................................................................              --                 --
                                                                                    -------------     --------------
Net decrease in net assets resulting from distributions .........................      (1,730,378)        (5,119,052)
                                                                                    -------------     --------------
CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sales
  Institutional Shares ..........................................................      26,896,094         67,422,399
  Open Shares ...................................................................      71,587,591         19,635,208
 Net proceeds from reinvestment of distributions
  Institutional Shares ..........................................................       1,269,966          3,918,798
  Open Shares ...................................................................         202,332            581,833
 Cost of shares redeemed
  Institutional Shares ..........................................................     (38,616,749)      (108,057,252)
  Open Shares ...................................................................     (74,079,157)       (20,439,987)
                                                                                    -------------     --------------
Net increase (decrease) in net assets from capital stock transactions ...........     (12,739,923)       (36,939,001)
                                                                                    -------------     --------------
Total increase (decrease) in net assets .........................................     (12,290,905)       (36,857,666)
Net assets at beginning of period ...............................................      66,304,412        103,162,078
                                                                                    -------------     --------------
Net assets at end of period* ....................................................   $  54,013,507     $   66,304,412
                                                                                    =============     ==============
SHARES ISSUED AND REPURCHASED:
INSTITUTIONAL SHARES:
 Shares outstanding at beginning of period ......................................       5,852,741          9,853,933
                                                                                    -------------     --------------
 Shares sold ....................................................................       2,831,124          7,296,990
 Shares issued to shareholders from reinvestment of distributions ...............         134,007            425,174
 Shares repurchased .............................................................      (4,072,026)       (11,723,356)
                                                                                    -------------     --------------
 Net increase (decrease) ........................................................      (1,106,895)        (4,001,192)
                                                                                    -------------     --------------
 Shares outstanding at end of period ............................................       4,745,846          5,852,741
                                                                                    =============     ==============
OPEN SHARES:
 Shares outstanding at beginning of period ......................................       1,222,954          1,248,705
                                                                                    -------------     --------------
 Shares sold ....................................................................       7,562,295          2,118,772
 Shares issued to shareholders from reinvestment of distributions ...............          21,358             63,104
 Shares repurchased .............................................................      (7,833,233)        (2,207,627)
                                                                                    -------------     --------------
 Net increase (decrease) ........................................................        (249,580)           (25,751)
                                                                                    -------------     --------------
 Shares outstanding at end of period ............................................         973,374          1,222,954
                                                                                    =============     ==============
*Includes undistributed (distributions in excess of) investment income--net .....   $    (160,907)    $     (160,984)
                                                                                    =============     ==============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
74

================================================================================



--------------------------------------------------------------------------------


                                         LAZARD INTERNATIONAL FIXED-INCOME
     LAZARD HIGH YIELD PORTFOLIO                     PORTFOLIO                  LAZARD STRATEGIC YIELD PORTFOLIO
-------------------------------------- -------------------------------------- -------------------------------------
 SIX MONTHS ENDED                       SIX MONTHS ENDED                       SIX MONTHS ENDED
   JUNE 30, 2001        YEAR ENDED        JUNE 30, 2001        YEAR ENDED        JUNE 30, 2001       YEAR ENDED
    (UNAUDITED)     DECEMBER 31, 2000      (UNAUDITED)     DECEMBER 31, 2000      (UNAUDITED)     DECEMBER 31, 2000
------------------ ------------------- ------------------ ------------------- ------------------ ------------------


 $   4,433,673       $    11,441,269     $   1,443,633       $   2,850,344     $     7,801,642    $     20,396,733
    (8,152,518)          (15,237,238)         (387,327)         (5,092,537)         (6,483,854)        (11,091,601)
     6,786,901           (11,917,431)       (6,613,815)         (1,201,237)          6,947,067          (5,130,833)
 -------------       ---------------     -------------       -------------     ---------------    ----------------
     3,068,056           (15,713,400)       (5,557,509)         (3,443,430)          8,264,855           4,174,299
 -------------       ---------------     -------------       -------------     ---------------    ----------------


    (3,655,854)           (9,618,423)         (365,552)                 --          (7,569,729)        (24,763,188)
      (754,810)           (1,823,113)         (147,289)                 --            (243,553)         (1,105,033)

            --                    --                --                  --                  --          (5,394,953)
            --                    --                --                  --                  --            (240,745)

            --                    --                --            (812,428)                 --                  --
            --                    --                --            (143,218)                 --                  --
 -------------       ---------------     -------------       -------------     ---------------    ----------------
    (4,410,664)          (11,441,536)         (512,841)           (955,646)         (7,813,282)        (31,503,919)
 -------------       ---------------     -------------       -------------     ---------------    ----------------


    11,427,506            25,318,514         4,646,172          10,333,776          50,545,349          72,949,621
     2,027,608            18,463,169           494,239          22,829,224           4,056,190          26,149,984

     3,426,658             9,384,119           362,960             801,686           7,104,236          27,375,427
       735,778             1,532,612           147,150             143,376             192,839           1,089,388

  (23,989,936)           (30,149,120)      (11,401,033)        (17,371,090)        (76,681,978)       (140,214,583)
   (4,628,021)            (3,060,285)         (351,434)         (3,272,741)         (6,448,032)        (32,376,702)
--------------       ---------------     -------------       -------------     ---------------    ----------------
  (11,000,407)            21,489,009        (6,101,946)         13,464,231         (21,231,396)        (45,026,865)
--------------       ---------------     -------------       -------------     ---------------    ----------------
  (12,343,015)            (5,665,927)      (12,172,296)          9,065,155         (20,779,823)        (72,356,485)
   79,303,843             84,969,770        86,719,042          77,653,887         249,794,806         322,151,291
--------------       ---------------     -------------       -------------     ---------------    ----------------
$  66,960,828        $    79,303,843     $  74,546,746       $  86,719,042     $   229,014,983    $    249,794,806
==============       ===============     =============       =============     ===============    ================


   10,008,954              9,535,605         6,606,781           7,252,221          30,161,493          34,670,734
--------------       ---------------     -------------       -------------     ---------------    ----------------
    1,678,018              3,514,904           494,642           1,072,625           6,278,766           8,430,468
      507,740              1,219,224            39,367              84,099             885,459           3,278,451
   (3,476,061)            (4,260,779)       (1,211,732)         (1,802,164)         (9,548,539)        (16,218,160)
--------------       ---------------     -------------       -------------     ---------------    ----------------
   (1,290,303)               473,349          (677,723)           (645,440)         (2,384,314)         (4,509,241)
--------------       ---------------     -------------       -------------     ---------------    ----------------
    8,718,651             10,008,954         5,929,058           6,606,781          27,777,179          30,161,493
==============       ===============     =============       =============     ===============    ================

    2,061,919                148,700         2,444,698             372,893           1,209,528           1,816,497
--------------       ---------------     -------------       -------------     ---------------    ----------------
      292,192              2,162,719            52,863           2,395,420             503,806           3,087,124
      108,972                205,098            16,085              15,312              24,023             129,992
     (674,828)              (454,598)          (38,150)           (338,927)           (802,380)         (3,824,085)
--------------       ---------------     -------------       -------------     ---------------    ----------------
     (273,664)             1,913,219            30,798           2,071,805            (274,551)           (606,969)
--------------       ---------------     -------------       -------------     ---------------    ----------------
    1,788,255              2,061,919         2,475,496           2,444,698             934,977           1,209,528
==============       ===============     =============       =============     ===============    ================
$      23,009        $            --     $     562,103       $    (368,689)    $    (3,823,972)   $     (3,812,332)
==============       ===============     =============       =============     ===============    ================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              75

================================================================================
THE LAZARD FUNDS, INC.


STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)


--------------------------------------------------------------------------------


                                                                                        LAZARD MORTGAGE PORTFOLIO
                                                                                  --------------------------------------
                                                                                   SIX MONTHS ENDED
                                                                                    JUNE 30, 2001       PERIOD ENDED
                                                                                     (UNAUDITED)     DECEMBER 31, 2000**
                                                                                  ----------------- --------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Investment income (loss)--net ..................................................   $    166,602          $     36
 Realized gain (loss) on investments and foreign currency--net ..................         40,353                --
 Change in unrealized appreciation (depreciation)--net ..........................        (23,683)               45
                                                                                    ------------          --------
Net increase (decrease) in net assets resulting from operations .................        183,272                81
                                                                                    ------------          --------
DISTRIBUTIONS TO SHAREHOLDERS:
INSTITUTIONAL SHARES:
 From investment income--net ....................................................       (166,602)              (36)
                                                                                    ------------          --------
Net decrease in net assets resulting from distributions .........................       (166,602)              (36)
                                                                                    ------------          --------
CAPITAL STOCK TRANSACTIONS:
INSTITUTIONAL SHARES:
 Net proceeds from sales ........................................................      7,125,224           100,000
 Net proceeds from reinvestment of distributions ................................        147,588                --
 Cost of shares redeemed ........................................................     (1,612,587)               --
                                                                                    ------------          --------
Net increase (decrease) in net assets from capital stock transactions ...........      5,660,225           100,000
                                                                                    ------------          --------
Total increase (decrease) in net assets .........................................      5,676,895           100,045
Net assets at beginning of period ...............................................        100,045                --
                                                                                    ------------          --------
Net assets at end of period* ....................................................   $  5,776,940          $100,045
                                                                                    ============          ========
SHARES ISSUED AND REPURCHASED:
INSTITUTIONAL SHARES:
 Shares outstanding at beginning of period ......................................         10,000                --
                                                                                    ------------          --------
 Shares sold ....................................................................        708,262            10,000
 Shares issued to shareholders from reinvestment of distributions ...............         14,606                --
 Shares repurchased .............................................................       (159,194)               --
                                                                                    ------------          --------
 Net increase (decrease) ........................................................        563,674            10,000
                                                                                    ------------          --------
 Shares outstanding at end of period ............................................        573,674            10,000
                                                                                    ============          ========
*Includes undistributed (distributions in excess of) investment income--net .....   $         11          $     11
                                                                                    ============          ========

**Portfolio commenced operations on December 29, 2000.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
76

================================================================================
THE LAZARD FUNDS, INC.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD EQUITY PORTFOLIO

                                                SIX MONTHS                                YEAR ENDED
                                                  ENDED       -------------------------------------------------------------------
                                                 6/30/01+        12/31/00      12/31/99     12/31/98     12/31/97      12/31/96
INSTITUTIONAL SHARES                          -------------   -------------- ------------ ------------ ------------ -------------
Net asset value, beginning of period ........    $ 16.72        $ 21.08        $21.75       $19.98       $19.24        $17.41
                                                 -------        -------        ------       ------       ------        ------
Income (loss) from investment operations:
 Net investment income (loss) (c) ...........       0.07           0.17          0.26         0.28         0.22          0.33
 Net realized and unrealized gain (loss) ....       0.19          (0.79)         0.66         3.10         4.54          3.06
                                                 -------        -------        ------       ------       ------        ------
 Total from investment operations ...........       0.26          (0.62)         0.92         3.38         4.76          3.39
                                                 -------        -------        ------       ------       ------        ------
Less distributions from and in excess of:
 Net investment income ......................         --          (0.23)       ( 0.26)       (0.26)      (0.22)         (0.33)
 Net realized gains .........................         --          (3.51)       ( 1.33)       (1.35)      (3.80)         (1.23)
                                                 -------        -------        ------       ------       ------        ------
 Total distributions ........................         --          (3.74)       ( 1.59)       (1.61)      (4.02)         (1.56)
                                                 -------        -------        ------       ------       ------        ------
Net asset value, end of period ..............    $ 16.98        $ 16.72        $21.08       $21.75       $19.98        $19.24
                                                 =======        =======        ======       ======       ======        ======
TOTAL RETURN (a) ............................       1.5%         (2.6)%          4.2%        17.3%        25.1%         19.9%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ....   $167,676       $187,517      $377,660     $361,126     $333,575      $278,605
Ratios to average net assets:
 Net expenses (b) ...........................       0.90%          0.86%         0.84%        0.85%        0.86%         0.89%
 Gross expenses (b) .........................       0.90%          0.86%         0.84%        0.85%        0.87%         0.89%
 Net investment income (b) ..................       0.77%          0.85%         1.14%        1.28%        1.00%         1.87%
Portfolio turnover rate .....................         48%            36%           62%          76%          78%           66%



                                                                                                                    FOR THE
                                                      SIX MONTHS                    YEAR ENDED                       PERIOD
                                                         ENDED      -------------------------------------------    2/5/97* TO
                                                       6/30/01+        12/31/00       12/31/99       12/31/98       12/31/97
OPEN SHARES                                          ------------   -------------   ------------   ------------   -----------
Net asset value, beginning of period .............     $ 16.70        $ 21.05         $ 21.76        $ 19.99        $ 20.19
                                                       -------        -------         -------        -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.04           0.12            0.20           0.20           0.13
 Net realized and unrealized gain (loss) .........        0.19          (0.79)           0.65           3.12           3.62
                                                       -------        -------         -------        -------        -------
 Total from investment operations ................        0.23          (0.67)           0.85           3.32           3.75
                                                       -------        -------         -------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................          --          (0.17)          (0.23)         (0.20)         (0.15)
 Net realized gains ..............................          --          (3.51)          (1.33)         (1.35)         (3.80)
                                                       -------        -------         -------        -------        -------
 Total distributions .............................          --          (3.68)          (1.56)         (1.55)         (3.95)
                                                       -------        -------         -------        -------        -------
Net asset value, end of period ...................     $ 16.93        $ 16.70         $ 21.05        $ 21.76        $ 19.99
                                                       =======        =======         =======        =======        =======
TOTAL RETURN (a) .................................        1.4%         (2.9)%            3.9%          17.0%          18.9%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $46,436        $62,167        $121,994       $117,624        $22,811
Ratios to average net assets:
 Net expenses (b) ................................        1.17%          1.13%           1.10%          1.12%          1.22%
 Gross expenses (b) ..............................        1.17%          1.13%           1.10%          1.12%          1.35%
 Net investment income (b) .......................        0.50%          0.57%           0.89%          0.96%          0.60%
Portfolio turnover rate ..........................          48%            36%             62%            76%            78%

SEE NOTES TO FINANCIAL HIGHLIGHTS.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              77

================================================================================
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD MID CAP PORTFOLIO

                                                                                                                    FOR THE
                                                      SIX MONTHS                    YEAR ENDED                      PERIOD
                                                         ENDED      ------------------------------------------    11/4/97* TO
                                                       6/30/01+       12/31/00       12/31/99       12/31/98       12/31/97
INSTITUTIONAL SHARES                                 ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period .............     $ 11.36        $ 10.78        $ 10.46        $ 10.26        $ 10.00
                                                       -------        -------        -------        -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.03           0.02           0.02           0.05           0.02
 Net realized and unrealized gain (loss) .........        1.01           2.20           0.43           0.31           0.26
                                                       -------        -------        -------        -------        -------
 Total from investment operations ................        1.04           2.22           0.45           0.36           0.28
                                                       -------        -------        -------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................          --           0.03)         (0.03)         (0.05)         (0.02)
 Net realized gains ..............................          --          (1.61)         (0.10)         (0.11)            --
                                                       -------        -------        -------        -------        -------
 Total distributions .............................          --          (1.64)         (0.13)         (0.16)         (0.02)
                                                       -------        -------        -------        -------        -------
Net asset value, end of period ...................     $ 12.40        $ 11.36        $ 10.78        $ 10.46        $ 10.26
                                                       =======        =======        =======        =======        =======
TOTAL RETURN (a) .................................        9.2%          22.4%           4.4%           3.7%           2.8%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $16,684        $15,344        $27,521        $55,731        $49,779
Ratios to average net assets:
 Net expenses (b) ................................       1.05%          1.05%          1.05%          1.05%          1.05%
 Gross expenses (b) ..............................       1.68%          1.50%          1.17%          1.23%          1.44%
 Net investment income (b) .......................       0.44%          0.20%          0.23%          0.48%          1.02%
Portfolio turnover rate ..........................         79%           152%           113%            86%             1%


                                                                                                                    FOR THE
                                                      SIX MONTHS                    YEAR ENDED                      PERIOD
                                                         ENDED      ------------------------------------------    11/4/97* TO
                                                       6/30/01+       12/31/00       12/31/99       12/31/98       12/31/97
OPEN SHARES                                          ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period .............     $ 11.30        $ 10.74        $ 10.45        $ 10.26        $ 10.00
                                                       -------        -------        -------        -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.01          (0.01)         (0.01)          0.02           0.01
 Net realized and unrealized gain (loss) .........        1.01           2.18           0.42           0.32           0.26
                                                       -------        -------        -------        -------        -------
 Total from investment operations ................        1.02           2.17           0.41           0.34           0.27
                                                       -------        -------        -------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................          --             --          (0.02)         (0.04)         (0.01)
 Net realized gains ..............................          --          (1.61)         (0.10)         (0.11)            --
                                                       -------        -------        -------        -------        -------
 Total distributions .............................          --          (1.61)         (0.12)         (0.15)         (0.01)
                                                       -------        -------        -------        -------        -------
Net asset value, end of period ...................     $ 12.32        $ 11.30        $ 10.74        $ 10.45        $ 10.26
                                                       =======        =======        =======        =======        =======
TOTAL RETURN (a) .................................        9.0%          22.0%           4.0%           3.4%           2.7%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $ 7,302        $ 6,342        $14,024        $16,345         $1,806
Ratios to average net assets:
 Net expenses (b) ................................       1.35%          1.35%          1.35%          1.35%          1.35%
 Gross expenses (b) ..............................       2.10%          1.91%          1.55%          1.66%          4.97%
 Net investment income (loss) (b) ................       0.13%        (0.09)%        (0.08)%          0.29%          0.72%
Portfolio turnover rate ..........................         79%           152%           113%            86%             1%


SEE NOTES TO FINANCIAL HIGHLIGHTS.




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
78

================================================================================
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD SMALL CAP PORTFOLIO

                                            SIX MONTHS                                 YEAR ENDED
                                              ENDED      -----------------------------------------------------------------------
                                             6/30/01+        12/31/00     12/31/99       12/31/98        12/31/97       12/31/96
INSTITUTIONAL SHARES                       ------------  ------------ ------------ --------------- --------------- -------------
Net asset value, beginning of period ......  $ 18.07       $ 16.57      $ 17.39       $   20.02       $   18.44       $ 15.95
                                             -------       -------      -------       ---------       ---------       -------
Income (loss) from investment operations:
 Net investment income (loss) (c) .........     0.03          0.09         0.10            0.08            0.07          0.11
 Net realized and unrealized gain (loss) ..     1.66          2.45         0.17           (2.60)           4.92          3.68
                                             -------       -------      -------       ---------       ---------       -------
 Total from investment operations .........     1.69          2.54         0.27           (2.52)           4.99          3.79
                                             -------       -------      -------       ---------       ---------       -------
Less distributions from and in excess of:
 Net investment income ....................       --         (0.23)       (0.11)          (0.01)          (0.06)        (0.11)
 Net realized gains .......................       --         (0.81)       (0.98)          (0.10)          (3.35)        (1.19)
                                             -------       -------      -------       ---------       ---------       -------
 Total distributions ......................       --         (1.04)       (1.09)          (0.11)          (3.41)        (1.30)
                                             -------       -------      -------       ---------       ---------       -------
Net asset value, end of period ............   $19.76        $18.07       $16.57       $   17.39       $   20.02       $ 18.44
                                             =======       =======      =======       =========       =========       =======
TOTAL RETURN (a) ..........................     9.4%         15.9%         1.8%         (12.6)%           28.1%         23.9%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .. $616,145      $730,179     $906,945      $1,411,503      $1,445,075      $981,405
Ratios to average net assets:
 Net expenses (b) .........................    0.83%         0.83%        0.81%           0.81%           0.82%         0.84%
 Gross expenses (b) .......................    0.83%         0.83%        0.81%           0.81%           0.82%         0.84%
 Net investment income (b) ................    0.30%         0.52%        0.60%           0.50%           0.35%         0.60%
Portfolio turnover rate ...................      41%           67%          50%             46%             56%           51%



                                                                                                                    FOR THE
                                                      SIX MONTHS                    YEAR ENDED                      PERIOD
                                                         ENDED      ------------------------------------------    1/30/97* TO
                                                       6/30/01+       12/31/00       12/31/99       12/31/98       12/31/97
OPEN SHARES                                          ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period .............     $ 18.04        $ 16.51        $ 17.35        $ 20.02        $ 18.75
                                                       -------        -------        -------        -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................          --           0.04           0.06           0.03           0.01
 Net realized and unrealized gain (loss) .........        1.66           2.45           0.16          (2.60)          4.61
                                                       -------        -------        -------        -------        -------
 Total from investment operations ................        1.66           2.49           0.22           2.57)          4.62
                                                       -------        -------        -------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................          --          (0.15)         (0.08)            --             --
 Net realized gains ..............................          --          (0.81)         (0.98)         (0.10)         (3.35)
                                                       -------        -------        -------        -------        -------
 Total distributions .............................          --          (0.96)         (1.06)         (0.10)         (3.35)
                                                       -------        -------        -------        -------        -------
Net asset value, end of period ...................     $ 19.70        $ 18.04         $16.51         $17.35         $20.02
                                                       =======        =======        =======        =======        =======
TOTAL RETURN (a) .................................        9.3%          15.6%          1.5%         (12.9)%          25.6%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $73,516        $67,717        $86,413        $93,547        $46,097
Ratios to average net assets:
 Net expenses (b) ................................       1.13%          1.12%         1.09%           1.09%          1.14%
 Gross expenses (b) ..............................       1.13%          1.12%         1.09%           1.09%          1.23%
 Net investment income (b) .......................       0.01%          0.24%         0.33%           0.21%          0.12%
Portfolio turnover rate ..........................         41%            67%           50%             46%            56%


SEE NOTES TO FINANCIAL HIGHLIGHTS.




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              79

================================================================================
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD GLOBAL EQUITY PORTFOLIO

                                                                                  YEAR ENDED
                                                           -----------------------------------------------------

                                                                                                                     FOR THE
                                              SIX MONTHS                                                             PERIOD
                                                ENDED                                                               1/4/96* TO
                                               6/30/01+       12/31/00      12/31/99     12/31/98     12/31/97       12/31/96
INSTITUTIONAL SHARES                        -------------- -------------- ------------ ------------ ------------   -----------
Net asset value, beginning of period .......   $  12.41       $ 14.56        $ 13.14      $ 11.91      $ 11.48       $  10.00
                                               --------       -------        -------      -------      -------       --------
Income (loss) from investment operations:
 Net investment income (loss) (c) ..........       0.06          0.09           0.19         0.10         0.14           0.09
 Net realized and unrealized gain (loss) ...      (1.07)        (1.49)          1.95         1.90         1.58           1.49
                                              ---------      --------        -------      -------      -------       --------
 Total from investment operations ..........      (1.01)        (1.40)          2.14         2.00         1.72           1.58
                                              ---------      --------        -------      -------      -------       --------
Less distributions from and in excess of:
 Net investment income .....................         --         (0.07)         (0.21)       (0.08)       (0.15)         (0.10)
 Net realized gains ........................         --         (0.68)         (0.51)       (0.69)       (1.14)            --
                                              ---------      --------        -------      -------      -------       --------
 Total distributions .......................         --         (0.75)         (0.72)       (0.77)       (1.29)         (0.10)
                                              ---------      --------        -------      -------      -------       --------
Net asset value, end of period .............  $   11.40        $12.41         $14.56      $ 13.14      $ 11.91       $  11.48
                                              =========      ========        =======      =======      =======       ========
TOTAL RETURN (a) ...........................     (8.1)%        (9.5)%          16.4%        17.1%        15.3%          15.8%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...   $ 95,287      $104,787        $63,557      $17,710      $10,359       $  9,784
Ratios to average net assets:
 Net expenses (b) ..........................      1.04%         1.05%          1.05%        1.05%        1.05%          1.05%
 Gross expenses (b) ........................      1.04%         1.06%          1.21%        2.18%        2.55%          5.06%
 Net investment income (b) .................      1.06%         0.69%          1.35%        1.07%        1.02%          1.70%
Portfolio turnover rate ....................        21%           47%            43%          48%          64%            74%



                                                                                                                       FOR THE
                                                       SIX MONTHS                     YEAR ENDED                       PERIOD
                                                          ENDED       -------------------------------------------    1/30/97* TO
                                                        6/30/01+         12/31/00       12/31/99       12/31/98       12/31/97
OPEN SHARES                                          --------------   -------------   ------------   ------------   ------------
Net asset value, beginning of period .............     $ 12.42           $14.56         $ 13.16        $ 11.92        $ 11.31
                                                       -------          -------         -------        -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.04             0.06            0.13           0.09           0.08
 Net realized and unrealized gain (loss) .........       (1.07)           (1.49)           1.97           1.88           1.78
                                                       -------          -------         -------        -------        -------
 Total from investment operations ................       (1.03)           (1.43)           2.10           1.97           1.86
                                                       -------          -------         -------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................          --            (0.03)          (0.19)         (0.04)        ( 0.11)
 Net realized gains ..............................          --            (0.68)          (0.51)         (0.69)        ( 1.14)
                                                       -------          -------         -------        -------        -------
 Total distributions .............................          --            (0.71)          (0.70)         (0.73)        ( 1.25)
                                                       -------          -------         -------        -------        -------
Net asset value, end of period ...................     $ 11.39          $ 12.42         $ 14.56        $ 13.16        $ 11.92
                                                       =======          =======         =======        =======        =======
TOTAL RETURN (a) .................................      (8.3)%           (9.7)%           16.1%          16.8%          16.7%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $ 3,751          $ 4,588         $ 6,262        $ 4,824        $ 2,290
Ratios to average net assets:
 Net expenses (b) ................................       1.35%            1.35%           1.35%          1.35%          1.35%
 Gross expenses (b) ..............................       1.85%            1.66%           1.80%          2.85%          4.23%
 Net investment income (b) .......................       0.70%            0.42%           0.95%          0.77%          0.67%
Portfolio turnover rate ..........................         21%              47%             43%            48%            64%

SEE NOTES TO FINANCIAL HIGHLIGHTS.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
80

================================================================================
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL EQUITY PORTFOLIO


                                            SIX MONTHS                                     YEAR ENDED
                                              ENDED    ---------------------------------------------------------------------------
                                             6/30/01+      12/31/00        12/31/99      12/31/98        12/31/97        12/31/96
INSTITUTIONAL SHARES                     ----------------------------- -------------- -------------- --------------- -------------
Net asset value, beginning of period ....   $   13.46     $   17.29       $   15.23     $   13.97       $   13.62       $   12.50
                                            ---------     ---------       ---------     ---------       ---------       ---------
Income (loss) from investment operations:
 Net investment income (loss) (c) .......        0.09          0.15            0.34          0.18            0.22            0.17
 Net realized and unrealized gain (loss)        (1.95)        (2.01)           3.25          2.03            1.40            1.76
                                            ---------     ---------       ---------     ---------       ---------       ---------
 Total from investment operations .......       (1.86)        (1.86)           3.59          2.21            1.62            1.93
                                            ---------     ---------       ---------     ---------       ---------       ---------
Less distributions from and in excess of:
 Net investment income ..................          --         (0.17)          (0.54)        (0.14)          (0.34)          (0.19)
 Net realized gains .....................          --         (1.80)          (0.99)        (0.81)          (0.93)          (0.62)
                                            ---------     ---------       ---------     ---------       ---------       ---------
 Total distributions ....................          --         (1.97)          (1.53)        (0.95)          (1.27)          (0.81)
                                            ---------     ---------       ---------     ---------       ---------       ---------
Net asset value, end of period ..........   $   11.60     $   13.46       $   17.29     $   15.23       $   13.97       $   13.62
                                            =========     =========       =========     =========       =========       =========
TOTAL RETURN (a) ........................     (13.8)%       (10.6)%           24.1%         16.0%           11.8%           15.6%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $2,485,074    $3,001,933      $3,584,093    $2,879,289      $2,099,724      $1,816,173
Ratios to average net assets:
 Net expenses (b) .......................       0.89%         0.88%           0.88%         0.90%           0.89%           0.91%
 Gross expenses (b) .....................       0.89%         0.88%           0.88%         0.90%           0.89%           0.91%
 Net investment income (b) ..............       1.49%         0.97%           2.09%         1.37%           1.18%           1.93%
Portfolio turnover rate .................         29%           51%             35%           41%             37%             39%


                                                                                                                    FOR THE
                                                      SIX MONTHS                    YEAR ENDED                      PERIOD
                                                         ENDED      ------------------------------------------    1/23/97* TO
                                                       6/30/01+       12/31/00       12/31/99       12/31/98       12/31/97
OPEN SHARES                                          ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period .............     $ 13.41        $ 17.28        $ 15.23        $ 13.95        $ 13.29
                                                       -------        -------        -------        -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.08           0.10           0.31           0.18           0.16
 Net realized and unrealized gain (loss) .........       (1.95)         (2.02)          3.22           2.00           1.71
                                                       -------        -------        -------        -------        -------
 Total from investment operations ................       (1.87)         (1.92)          3.53           2.18           1.87
                                                       -------        -------        -------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................          --          (0.15)         (0.49)         (0.09)         (0.28)
 Net realized gains ..............................          --          (1.80)         (0.99)         (0.81)         (0.93)
                                                       -------        -------        -------        -------        -------
 Total distributions .............................          --          (1.95)         (1.48)         (0.90)         (1.21)
                                                       -------        -------        -------        -------        -------
Net asset value, end of period ...................     $ 11.54        $ 13.41        $ 17.28        $ 15.23        $ 13.95
                                                       =======        =======        =======        =======        =======
TOTAL RETURN (a) .................................     (13.9)%        (11.0)%          23.7%          15.8%          14.1%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........    $148,773       $147,226       $138,131        $47,303        $10,794
Ratios to average net assets:
 Net expenses (b) ................................       1.17%          1.15%          1.16%          1.24%          1.25%
 Gross expenses (b) ..............................       1.17%          1.15%          1.16%          1.24%          1.61%
 Net investment income (b) .......................       1.27%          0.66%          1.87%          1.02%          0.37%
Portfolio turnover rate ..........................         29%            51%            35%            41%            37%

SEE NOTES TO FINANCIAL HIGHLIGHTS.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              81

================================================================================
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO


                                              SIX MONTHS                               YEAR ENDED
                                                 ENDED      ------------------------------------------------------------------
                                               6/30/01+       12/31/00      12/31/99     12/31/98     12/31/97      12/31/96
INSTITUTIONAL SHARES                        --------------  ------------- ------------ ------------ ------------ -------------

Net asset value, beginning of period ......     $12.57        $ 14.12        $11.40       $11.69      $ 11.93       $ 10.52
                                              --------       --------       -------      -------      -------       -------
Income (loss) from investment operations:
 Net investment income (loss) (c) .........       0.14           0.16          0.14         0.05         0.07          0.08
 Net realized and unrealized gain (loss) ..      (0.50)         (0.81)         2.81         0.83        (0.03)         1.55
                                              --------       --------       -------      -------      -------       -------
 Total from investment operations .........      (0.36)         (0.65)         2.95         0.88         0.04          1.63
                                              --------       --------       -------      -------      -------       -------
Less distributions from and in excess of:
 Net investment income ....................         --         (0.11)         (0.12)       (0.05)       (0.07)        (0.08)
 Net realized gains .......................         --         (0.79)         (0.11)       (1.12)       (0.21)        (0.14)
                                              --------       --------       -------      -------      -------       -------
 Total distributions ......................         --         (0.90)         (0.23)       (1.17)       (0.28)       s(0.22)
                                              --------       --------       -------      -------      -------       -------
Net asset value, end of period ............    $ 12.21         $12.57        $14.12       $11.40       $11.69       $ 11.93
                                              ========       ========       =======      =======      =======       =======
TOTAL RETURN (a) ..........................     (2.9)%         (4.4)%         26.1%         7.6%         0.3%         15.6%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..   $327,615       $341,808      $217,684     $177,779     $141,695      $126,973
Ratios to average net assets:
 Net expenses (b) .........................      0.97%          0.98%         1.01%        1.04%        1.09%         1.12%
 Gross expenses (b) .......................      0.97%          0.98%         1.01%        1.04%        1.09%         1.12%
 Net investment income (b) ................      2.35%          1.13%         1.17%        0.81%        0.73%         1.67%
Portfolio turnover rate ...................         5%            43%           50%          56%          63%          101%


                                                                                                              FOR THE
                                                     SIX MONTHS                 YEAR ENDED                    PERIOD
                                                        ENDED     ---------------------------------------   2/13/97* TO
                                                      6/30/01+       12/31/00     12/31/99     12/31/98      12/31/97
OPEN SHARES                                        -------------- ------------- ------------ ------------ --------------
Net asset value, beginning of period .............   $ 12.53        $ 14.06       $ 11.38      $ 11.69        $12.32
                                                     -------        -------       -------      -------        ------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................      0.14           0.10          0.09         0.01         (0.02
 Net realized and unrealized gain (loss) .........     (0.53)         (0.80)         2.80         0.83         (0.42)
                                                     -------        -------       -------      -------        ------
 Total from investment operations ................     (0.39)         (0.70)         2.89         0.84         (0.40)
                                                     -------        -------       -------      -------        ------
Less distributions from and in excess of:
 Net investment income ...........................        --          (0.04)        (0.10)       (0.03)        (0.02)
 Net realized gains ..............................        --          (0.79)        (0.11)       (1.12)        (0.21)
                                                     -------        -------       -------      -------        ------
 Total distributions .............................        --          (0.83)        (0.21)       (1.15)        (0.23)
                                                     -------        -------       -------      -------        ------
Net asset value, end of period ...................    $12.14         $12.53        $14.06      $ 11.38        $11.69
                                                     =======        =======       =======      =======        ======
TOTAL RETURN (a) .................................    (3.1)%         (4.9)%         25.6%         7.2%        (3.2)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........    $3,263         $1,649        $2,441       $2,646       $ 1,873
Ratios to average net assets:
 Net expenses (b) ................................     1.43%          1.43%         1.43%        1.43%         1.43%
 Gross expenses (b) ..............................     2.47%          2.27%         2.12%        1.93%         3.39%
 Net investment income (b) .......................     2.29%          0.68%         0.77%        0.43%         0.34%
Portfolio turnover rate ..........................        5%            43%           50%          56%           63%


SEE NOTES TO FINANCIAL HIGHLIGHTS.




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
82

================================================================================
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD EMERGING MARKETS PORTFOLIO



                                               SIX MONTHS                                 YEAR ENDED
                                                 ENDED        ------------------------------------------------------------------
                                                6/30/01+        12/31/00     12/31/99     12/31/98      12/31/97      12/31/96
INSTITUTIONAL SHARES                         -------------    ------------ ------------ ------------ -------------- ------------
Net asset value, beginning of period ........   $  7.52         $ 10.70      $  6.94      $  9.20      $ 11.21        $  9.24
                                                -------         -------      -------      -------      -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ...........      0.05            0.06         0.09         0.10         0.10           0.07
 Net realized and unrealized gain (loss) ....     (0.02)          (3.22)        3.77        (2.26)       (1.18)          2.11
                                                -------         -------      -------      -------      -------        -------
 Total from investment operations ...........      0.03           (3.16)        3.86        (2.16)       (1.08)          2.18
                                                -------         -------      -------      -------      -------        -------
Less distributions from and in excess of:
 Net investment income ......................        --           (0.02)       (0.10)       (0.10)       (0.09)         (0.08)
 Net realized gains .........................        --              --           --           --        (0.84)         (0.13)
                                                -------         -------      -------      -------      -------        -------
 Total distributions ........................        --           (0.02)       (0.10)       (0.10)       (0.93)         (0.21)
                                                -------         -------      -------      -------      -------        -------
Net asset value, end of period ..............    $ 7.55           $7.52       $10.70       $ 6.94        $9.20         $11.21
                                                =======         =======      =======      =======      =======        =======
TOTAL RETURN (a) ............................      0.4%         (29.5)%        55.8%      (23.5)%       (9.8)%          23.6%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ....  $345,399        $317,691     $465,278     $298,033     $236,340       $145,328
Ratios to average net assets:
 Net expenses (b) ...........................     1.29%           1.26%        1.24%        1.28%        1.32%          1.38%
 Gross expenses (b) .........................     1.30%           1.27%        1.25%        1.29%        1.33%          1.48%
 Net investment income (b) ..................     1.23%           0.62%        1.05%        1.84%        1.26%          1.40%
Portfolio turnover rate .....................       20%             72%          46%          36%          40%            51%


                                                                                                                   FOR THE
                                                      SIX MONTHS                    YEAR ENDED                      PERIOD
                                                         ENDED      ------------------------------------------    3/5/97* TO
                                                       6/30/01+       12/31/00       12/31/99       12/31/98       12/31/97
OPEN SHARES                                          ------------   ------------   ------------   ------------   -----------
Net asset value, beginning of period .............     $  7.54        $ 10.74        $  6.97        $  9.20         $11.45
                                                       -------        -------        -------        -------         ------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.04           0.03           0.06           0.11           0.07
 Net realized and unrealized gain (loss) .........       (0.02)         (3.23)          3.79          (2.26)         (1.42)
                                                       -------        -------        -------        -------         ------
 Total from investment operations ................        0.02          (3.20)          3.85          (2.15)         (1.35)
                                                       -------        -------        -------        -------         ------
Less distributions from and in excess of:
 Net investment income ...........................          --             --          (0.08)         (0.08)         (0.07)
 Net realized gains ..............................          --             --             --             --          (0.83)
                                                       -------        -------        -------        -------         ------
 Total distributions .............................          --             --          (0.08)         (0.08)         (0.90)
                                                       -------        -------        -------        -------         ------
Net asset value, end of period ...................     $  7.56        $  7.54         $10.74        $  6.97          $9.20
                                                       =======        =======        =======        =======         ======
TOTAL RETURN (a) .................................        0.3%        (29.8)%          55.3%        (23.3)%        (12.0)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $ 7,771        $ 5,459        $10,491        $ 8,191        $ 7,769
Ratios to average net assets:
 Net expenses (b) ................................       1.60%          1.60%          1.60%          1.60%          1.60%
 Gross expenses (b) ..............................       2.04%          1.80%          1.75%          1.76%          1.93%
 Net investment income (b) .......................       0.98%          0.30%          0.73%          1.54%          1.01%
Portfolio turnover rate ..........................         20%            72%            46%            36%            40%

SEE NOTES TO FINANCIAL HIGHLIGHTS.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              83

================================================================================
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD:
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

                                                         FOR THE
                                                         PERIOD
                                                       5/31/01* TO
                                                        6/30/01+
INSTITUTIONAL SHARES                                 --------------
Net asset value, beginning of period .............     $ 10.00
                                                       -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.02
 Net realized and unrealized gain (loss) .........       (0.32)
                                                       -------
 Total from investment operations ................       (0.30)
                                                       -------
Less distributions from and in excess of:
 Net investment income ...........................          --
 Net realized gains ..............................          --
                                                       -------
 Total distributions .............................          --
                                                       -------
Net asset value, end of period ...................     $  9.70
                                                       =======
TOTAL RETURN (a) .................................      (3.0)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $   333
Ratios to average net assets:
 Net expenses (b) ................................       1.15%
 Gross expenses (b) ..............................      71.09%
 Net investment income (b) .......................       2.02%
Portfolio turnover rate ..........................          0%


                                                         FOR THE
                                                         PERIOD
                                                       5/31/01* TO
                                                        6/30/01+
OPEN SHARES                                          --------------
Net asset value, beginning of period .............    $ 10.00
                                                      -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................       0.01
 Net realized and unrealized gain (loss) .........     (0.31)
                                                      -------
 Total from investment operations ................     (0.30)
                                                      -------
Less distributions from and in excess of:
 Net investment income ...........................         --
 Net realized gains ..............................         --
                                                      -------
 Total distributions .............................         --
                                                      -------
Net asset value, end of period ...................    $  9.70
                                                      =======
TOTAL RETURN (a) .................................     (3.0)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........    $    10
Ratios to average net assets:
 Net expenses (b) ................................      1.45%
 Gross expenses (b) ..............................    140.58%
 Net investment income (b) .......................      1.66%
Portfolio turnover rate ..........................         0%

SEE NOTES TO FINANCIAL HIGHLIGHTS.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
84

================================================================================
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD BOND PORTFOLIO

                                                    SIX MONTHS                            YEAR ENDED
                                                      ENDED    ----------------------------------------------------------------
                                                     6/30/01+    12/31/00      12/31/99     12/31/98     12/31/97     12/31/96
INSTITUTIONAL SHARES                               ----------- ------------ ------------- ------------ ------------ -----------
Net asset value, beginning of period .............   $  9.37     $  9.29      $  9.89       $ 10.03      $  9.88      $ 10.10
                                                     -------     -------      -------       -------      -------      -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................      0.27        0.59         0.55          0.55         0.59         0.56
 Net realized and unrealized gain (loss) .........      0.07        0.08        (0.60)         0.01         0.23        (0.14)
                                                     -------     -------      -------       -------      -------      -------
 Total from investment operations ................      0.34        0.67        (0.05)         0.56         0.82         0.42
                                                     -------     -------      -------       -------      -------      -------
Less distributions from and in excess of:
 Net investment income ...........................     (0.27)      (0.59)       (0.55)        (0.55)       (0.60)       (0.57)
 Net realized gains ..............................        --          --           --         (0.15)       (0.07)       (0.07)
                                                     -------     -------      -------       -------      -------      -------
 Total distributions .............................     (0.27)      (0.59)       (0.55)        (0.70)       (0.67)       (0.64)
                                                     -------     -------      -------       -------      -------      -------
Net asset value, end of period ...................   $  9.44     $  9.37      $  9.29       $  9.89      $ 10.03      $  9.88
                                                     =======     =======      =======       =======      =======      =======
TOTAL RETURN (a) .................................      3.6%        7.5%       (0.5)%          5.8%         8.6%         4.4%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........   $44,823     $54,847      $91,557      $100,397      $92,428      $69,906
Ratios to average net assets:
 Net expenses (b) ................................     0.91%       0.82%        0.76%         0.78%        0.80%        0.80%
 Gross expenses (b) ..............................     0.91%       0.82%        0.76%         0.79%        0.81%        0.88%
 Net investment income (b) .......................     5.67%       6.38%        5.74%         5.45%        5.81%        5.77%
Portfolio turnover rate ..........................      143%        355%         549%          335%         447%         460%


                                                                                                                    FOR THE
                                                      SIX MONTHS                    YEAR ENDED                       PERIOD
                                                         ENDED      -------------------------------------------    3/5/97* TO
                                                       6/30/01+       12/31/00        12/31/99       12/31/98       12/31/97
OPEN SHARES                                          ------------   ------------   -------------   ------------   -----------
Net asset value, beginning of period .............     $  9.37        $  9.29        $   9.88        $ 10.02        $  9.86
                                                       -------        -------        --------        -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.26           0.57            0.51           0.52           0.46
 Net realized and unrealized gain (loss) .........        0.07           0.08           (0.58)          0.01           0.24
                                                       -------        -------        --------        -------        -------
 Total from investment operations ................        0.33           0.65           (0.07)          0.53           0.70
                                                       -------        -------        --------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................       (0.26)         (0.57)          (0.52)         (0.52)         (0.47)
 Net realized gains ..............................          --             --              --          (0.15)         (0.07)
                                                       -------        -------        --------        -------        -------
 Total distributions .............................       (0.26)         (0.57)          (0.52)         (0.67)         (0.54)
                                                       -------        -------        --------        -------        -------
Net asset value, end of period ...................     $  9.44        $  9.37        $   9.29         $ 9.88         $10.02
                                                       =======        =======        ========        =======        =======
TOTAL RETURN (a) .................................        3.5%           7.3%          (0.8)%           5.4%           7.2%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $ 9,190        $11,457         $11,605        $15,226        $ 7,283
Ratios to average net assets:
 Net expenses (b) ................................       1.10%          1.10%           1.10%          1.10%          1.10%
 Gross expenses (b) ..............................       1.35%          1.27%           1.15%          1.21%          1.49%
 Net investment income (b) .......................       5.47%          6.13%           5.37%          5.11%          5.46%
Portfolio turnover rate ..........................        143%           335%            549%           335%           447%

SEE NOTES TO FINANCIAL HIGHLIGHTS.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              85

================================================================================
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD HIGH YIELD PORTFOLIO

                                                                                                    FOR THE
                                                      SIX MONTHS            YEAR ENDED               PERIOD
                                                         ENDED      ---------------------------    1/2/98* TO
                                                       6/30/01+       12/31/00       12/31/99       12/31/98
INSTITUTIONAL SHARES                                 ------------   ------------   ------------   -----------
Net asset value, beginning of period .............     $  6.57        $  8.77        $  9.42        $ 10.00
                                                       -------        -------        -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.40           0.96           0.92           0.88
 Net realized and unrealized gain (loss) .........       (0.20)         (2.20)         (0.65)         (0.57)
                                                       -------        -------        -------        -------
 Total from investment operations ................        0.20          (1.24)          0.27           0.31
                                                       -------        -------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................       (0.40)         (0.96)         (0.92)         (0.89)
 Net realized gains ..............................          --             --             --             --
                                                       -------        -------        -------        -------
 Total distributions .............................       (0.40)         (0.96)         (0.92)         (0.89)
                                                       -------        -------        -------        -------
Net asset value, end of period ...................     $  6.37        $  6.57        $  8.77        $  9.42
                                                       =======        =======        =======        =======
TOTAL RETURN (a) .................................        2.9%        (15.2)%           2.9%           2.9%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $55,560        $65,752        $83,664        $41,935
Ratios to average net assets:
 Net expenses (b) ................................       0.75%          0.75%          0.94%          1.05%
 Gross expenses (b) ..............................       1.07%          1.00%          1.06%          1.55%
 Net investment income (b) .......................      12.02%         12.24%         10.08%          8.87%
Portfolio turnover rate ..........................        117%           148%           190%           418%


                                                                                                      FOR THE
                                                      SIX MONTHS            YEAR ENDED                PERIOD
                                                         ENDED      ---------------------------     2/24/98* TO
                                                       6/30/01+       12/31/00       12/31/99        12/31/98
OPEN SHARES                                          ------------   ------------   ------------   --------------
Net asset value, beginning of period .............     $  6.57        $  8.78        $  9.42        $ 10.37
                                                       -------        -------        -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.39           0.94           0.90           0.72
 Net realized and unrealized gain (loss) .........       (0.19)         (2.21)         (0.65)         (0.94)
                                                       -------        -------        -------        -------
 Total from investment operations ................        0.20          (1.27)          0.25          (0.22)
                                                       -------        -------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................       (0.39)         (0.94)         (0.89)         (0.73)
 Net realized gains ..............................          --             --             --             --
                                                       -------        -------        -------        -------
 Total distributions .............................       (0.39)         (0.94)         (0.89)         (0.73)
                                                       -------        -------        -------        -------
Net asset value, end of period ...................     $  6.38        $  6.57        $  8.78        $  9.42
                                                       =======        =======        =======        =======
TOTAL RETURN (a) .................................        2.9%        (15.5)%           2.7%        ( 2.2)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $11,401        $13,552        $ 1,305        $   949
Ratios to average net assets:
 Net expenses (b) ................................       1.05%          1.05%          1.22%          1.35%
 Gross expenses (b) ..............................       1.46%          1.38%          2.92%          9.77%
 Net investment income (b) .......................      11.66%         12.10%          9.89%          8.59%
Portoflio turnover rate ..........................        117%           148%           190%           418%

SEE NOTES TO FINANCIAL HIGHLIGHTS.




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
86

================================================================================
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO


                                             SIX MONTHS                                YEAR ENDED
                                               ENDED       ------------------------------------------------------------------
                                              6/30/01+        12/31/00      12/31/99     12/31/98      12/31/97      12/31/96
INSTITUTIONAL SHARES                       -------------   ------------- ------------- ------------ -------------- ----------
Net asset value, beginning of period ...... $   9.60          $ 10.19       $ 10.71      $  9.63      $ 10.78        $ 10.85
                                            --------          -------       --------     -------      -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) .........     0.17             0.36          0.36         0.32         0.40           0.54
 Net realized and unrealized gain (loss) ..    (0.82)           (0.83)        (0.68)        0.98        (1.05)          0.03
                                            --------          -------       -------      -------     --------        -------
 Total from investment operations .........    (0.65)           (0.47)        (0.32)        1.30        (0.65)          0.57
                                            --------          -------       -------      -------      -------        -------
Less distributions from and in excess of:
 Net investment income ....................    (0.06)              --            --        (0.22)       (0.13)         (0.59)
 Net realized gains .......................       --               --         (0.08)          --        (0.12)         (0.05)
 Capital ..................................       --            (0.12)        (0.12)          --        (0.25)            --
                                            --------          -------       -------      -------      -------        -------
 Total distributions ......................    (0.06)           (0.12)        (0.20)       (0.22)       (0.50)         (0.64)
                                            --------          -------       -------      -------      -------        -------
Net asset value, end of period ............ $   8.89           $ 9.60       $ 10.19       $10.71       $ 9.63         $10.78
                                            ========          =======       =======      =======      =======        =======
TOTAL RETURN (a) ..........................   (6.7)%           (4.7)%        (2.9)%        13.2%       (5.6)%           5.5%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ..  $52,711         $ 63,409       $73,871     $115,500     $110,185        $88,430
Ratios to average net assets:
 Net expenses (b) .........................    1.09%            1.09%         1.09%        1.09%        1.06%          1.05%
 Gross expenses (b) .......................    1.15%            1.19%         1.13%        1.10%        1.10%          1.21%
 Net investment income (b) ................    3.71%            3.79%         3.55%        4.27%        5.13%          5.54%
Portfolio turnover rate ...................      44%             103%          139%         187%         166%           242%

                                                                                                              FOR THE
                                                     SIX MONTHS                  YEAR ENDED                    PERIOD
                                                        ENDED     ----------------------------------------   1/8/97* TO
                                                      6/30/01+       12/31/00      12/31/99     12/31/98      12/31/97
OPEN SHARES                                        -------------- ------------- ------------- ------------ -------------
Net asset value, beginning of period .............   $   9.53        $ 10.14       $ 10.69      $  9.63       $ 10.64
                                                     --------       --------       -------      -------      --------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................       0.16           0.33          0.34         0.31          0.43
 Net realized and unrealized gain (loss) .........      (0.81)         (0.82)        (0.69)        0.96         (0.98)
                                                     --------       --------      --------      -------      --------
 Total from investment operations ................      (0.65)         (0.49)        (0.35)        1.27         (0.55)
                                                     --------       --------      --------      -------      --------
Less distributions from and in excess of:
 Net investment income ...........................      (0.06)            --            --        (0.21)        (0.08)
 Net realized gains ..............................         --             --         (0.08)          --         (0.12)
 Capital .........................................         --          (0.12)        (0.12)          --         (0.26)
                                                     --------       --------      --------      -------      --------
 Total distributions .............................      (0.06)         (0.12)        (0.20)       (0.21)        (0.46)
                                                     --------       --------      --------      -------      --------
Net asset value, end of period ...................   $   8.82        $  9.53       $ 10.14       $10.69        $ 9.63
                                                     ========       ========      ========      =======      ========
TOTAL RETURN (a) .................................     (6.7)%         (4.9)%        (3.2)%        12.9%        (4.8)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........    $21,835        $23,310      $  3,783       $4,751       $ 2,772
Ratios to average net assets:
 Net expenses (b) ................................      1.35%          1.35%         1.35%        1.35%         1.35%
 Gross expenses (b) ..............................      1.45%          1.55%         1.91%        1.92%         2.71%
 Net investment income (b) .......................      3.46%          3.54%         3.30%        4.01%         4.68%
Portfolio turnover rate ..........................        44%           103%          139%         187%          166%

SEE NOTES TO FINANCIAL HIGHLIGHTS.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              87

================================================================================
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD STRATEGIC YIELD PORTFOLIO

                                                     SIX MONTHS                             YEAR ENDED
                                                       ENDED     ----------------------------------------------------------------
                                                      6/30/01+     12/31/00     12/31/99     12/31/98     12/31/97     12/31/96
INSTITUTIONAL SHARES                               ------------- ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of period .............    $  7.96      $  8.83      $  9.01      $  9.66      $ 10.01      $  9.52
                                                      -------      -------      -------      -------      -------      -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................       0.26         0.59         0.61         0.76         0.81         0.76
 Net realized and unrealized gain (loss) .........       0.02        (0.49)       (0.18)       (0.69)       (0.28)        0.50
                                                      -------      -------      -------      -------      -------      -------
 Total from investment operations ................       0.28         0.10         0.43         0.07         0.53         1.26
                                                      -------      -------      -------      -------      -------      -------
Less distributions from and in excess of:
 Net investment income ...........................      (0.26)       (0.97)       (0.61)       (0.44)       (0.82)      (0.77)
 Net realized gains ..............................         --           --           --           --        (0.06)          --
 Capital .........................................         --           --           --        (0.28)          --           --
                                                      -------      -------      -------      -------      -------      -------
 Total distributions .............................      (0.26)       (0.97)       (0.61)       (0.72)       (0.88)      (0.77)
                                                      -------      -------      -------      -------      -------      -------
Net asset value, end of period ...................    $  7.98      $  7.96      $  8.83      $  9.01      $  9.66      $ 10.01
                                                      =======      =======      =======      =======      =======      =======
TOTAL RETURN (a) .................................       3.6%         1.1%         4.9%         0.8%         5.3%        13.7%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........   $221,556     $240,162     $306,116     $397,599     $399,452     $199,083
Ratios to average net assets:
 Net expenses (b) ................................      0.92%        0.93%        0.91%        0.90%        0.94%        1.08%
 Gross expenses (b) ..............................      0.93%        0.93%        0.91%        0.90%        0.95%        1.08%
 Net investment income (b) .......................      6.53%        6.82%        6.82%        6.94%        7.42%        7.88%
Portfolio turnover rate ..........................       131%         207%         257%         276%         161%         189%


                                                                                                                    FOR THE
                                                      SIX MONTHS                    YEAR ENDED                      PERIOD
                                                         ENDED      ------------------------------------------    1/23/97* TO
                                                       6/30/01+       12/31/00       12/31/99       12/31/98       12/31/97
OPEN SHARES                                          ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period .............     $  7.96        $  8.83        $  9.02        $  9.66        $ 10.08
                                                       -------        -------        -------        -------        -------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.24           0.55           0.58           0.73           0.72
 Net realized and unrealized gain (loss) .........        0.02          (0.49)         (0.19)         (0.69)         (0.35)
                                                       -------        -------        -------        -------        -------
 Total from investment operations ................        0.26           0.06           0.39           0.04           0.37
                                                       -------        -------        -------        -------        -------
Less distributions from and in excess of:
 Net investment income ...........................       (0.24)         (0.93)         (0.58)         (0.40)         (0.73)
 Net realized gains ..............................          --             --             --             --          (0.06)
 Capital .........................................          --             --             --          (0.28)            --
                                                       -------        -------        -------        -------        -------
 Total distributions .............................       (0.24)         (0.93)         (0.58)         (0.68)         (0.79)
                                                       -------        -------        -------        -------        -------
Net asset value, end of period ...................     $  7.98        $  7.96        $  8.83        $  9.02        $  9.66
                                                       =======        =======        =======        =======        =======
TOTAL RETURN (a) .................................        3.3%           0.7%           4.4%           0.4%           3.8%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $ 7,459        $ 9,633        $16,035        $22,460        $15,300
Ratios to average net assets:
 Net expenses (b) ................................       1.48%          1.34%          1.27%          1.28%          1.39%
 Gross expenses (b) ..............................       1.48%          1.34%          1.27%          1.28%          1.44%
 Net investment income (b) .......................       5.96%          6.40%          6.49%          6.60%          6.92%
Portfolio turnover rate ..........................        131%           207%           257%           276%           161%

SEE NOTES TO FINANCIAL HIGHLIGHTS.




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
88

================================================================================
THE LAZARD FUNDS, INC.


FINANCIAL HIGHLIGHTS (CONCLUDED)

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD MORTGAGE PORTFOLIO

                                                                          FOR THE
                                                      SIX MONTHS           PERIOD
                                                         ENDED          12/29/00* TO
                                                       6/30/01+           12/31/00
INSTITUTIONAL SHARES                                 ------------   -------------------
Net asset value, beginning of period .............     $ 10.00          $  10.00
                                                       -------          --------
Income (loss) from investment operations:
 Net investment income (loss) (c) ................        0.25                --(d)
 Net realized and unrealized gain (loss) .........        0.07                --
                                                       -------          --------
 Total from investment operations ................        0.32                --
                                                       -------          --------
Less distributions from and in excess of:
 Net investment income ...........................       (0.25)               --(d)
 Net realized gains ..............................          --                --
                                                       -------          --------
 Total distributions .............................       (0.25)               --
                                                       -------          --------
Net asset value, end of period ...................     $ 10.07          $  10.00
                                                       =======          ========
TOTAL RETURN (a) .................................        3.2%             0.04%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $ 5,777          $    100
Ratios to average net assets:
 Net expenses (b) ................................       0.65%             0.65%
 Gross expenses (b) ..............................       2.22%           570.50%(e)
 Net investment income (b) .......................       5.05%             4.38%
Portfolio turnover rate ..........................        359%                0%

SEE NOTES TO FINANCIAL HIGHLIGHTS.




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              89

================================================================================
THE LAZARD FUNDS, INC.

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

*    Commencement of operations.

+    Unaudited.

(a) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions, and no sales load. Periods of less than one year are not annualized.


(b)  Annualized for periods of less than one year.

(c) For periods after and including 12/31/99, net investment income has been computed using the average shares method.

(d)  Amount is less than $0.01 per share.

(e) Gross expense ratio is the result of the Portfolio being in existence for three days during the period ended 12/31/00.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
90

================================================================================
THE LAZARD FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION

The Lazard Funds, Inc. (the "Fund") was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of thirteen no-load portfolios (each referred to as a "Portfolio"), as follows:
Lazard Equity Portfolio, Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard Global Equity Portfolio, Lazard International Equity Portfolio, Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio, Lazard International Equity Select Portfolio (which commenced operations on May 31,
2001), Lazard Bond Portfolio, Lazard High Yield Portfolio, Lazard International Fixed-Income Portfolio, Lazard Strategic Yield Portfolio and Lazard Mortgage Portfolio. The Fund offers two different classes of shares of the Portfolios--Institutional Shares and Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. As of June 30, 2001 only Institutional Shares have been offered for Mortgage Portfolio. All Portfolios are operated as "diversified" funds as defined in the Act.


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies:

(A) VALUATION OF INVESTMENTS--Market values for equity securities listed on the New York Stock Exchange ("NYSE"), NASDAQ or other U.S. exchanges are based on the last quoted sales price on the principal exchange on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last quoted sales price; securities not traded on the valuation date are valued at the closing bid price.

Bonds and other fixed-income securities are valued on the basis of prices provided by pricing services which are based primarily on institutional-size trading in similar groups of securities, or by using brokers' quotations. Mortgage-backed securities issued by certain government related organizations are valued using pricing services or brokers' quotations based on a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in sixty days or less are valued at amortized cost except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined under the supervision of the Board of Directors.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors.


(B) PORTFOLIO SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Portfolio securities transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.


(C) REPURCHASE AGREEMENTS--In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, plus interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as the default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to delay due to legal proceedings and the Portfolio may suffer a loss.


(D) SECURITIES LENDING--The Portfolios may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities, or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Corporation ("State Street"). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At June 30, 2001, the value of the securities on loan and corresponding collateral received were as follows:

================================================================================
THE LAZARD FUNDS, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                   SECURITIES
PORTFOLIO                          LOANED         COLLATERAL
----------------------------   --------------   --------------
Mid Cap(2)                     $ 5,796,806      $ 6,035,661
Small Cap(1)                       268,000          280,000
Global Equity(2)                 8,794,512        9,249,665
International Equity(1)        150,735,202      158,524,627
International Small Cap(2)      25,089,518       26,369,186
Emerging Markets(2)             75,640,209       79,428,364

(1) COLLATERAL IS U.S. TREASURY OBLIGATIONS.

(2) COLLATERAL IS CASH.


In accordance with generally accepted accounting principles, the cash collateral received and the amount payable upon return of the securities on loan are shown on the accompanying Statement of Assets and Liabilities of the respective Portfolios.

During the period ended June 30, 2001, the income earned from securities lending, which is included in interest income on the Statement of Operations of the respective Portfolio, was as follows:


                               SECURITIES LENDING
PORTFOLIO                          INCOME
-------------------------   -------------------
Mid Cap                           $  4,628
Small Cap                           26,233
Global Equity                       36,318
International Equity               954,192
International Small Cap            156,611
Emerging Markets                   206,777

(E) FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS--The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized gains (losses) from foreign currency transactions represent net foreign currency gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income recorded on the Portfolio's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Certain Portfolios may enter into forward foreign currency contracts for risk management. Risk management includes hedging strategies which serve to reduce a Portfolio's exposure to foreign currency fluctuations. Such exposure may exist during the period that a foreign denominated investment is held, or during the period between the trade date and settlement date of an investment which has been purchased or sold. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward foreign currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gains and losses are disclosed in the realized or unrealized gain (loss) on foreign currency in the accompanying Statement of Operations of the respective Portfolios.

(F) FEDERAL INCOME TAXES-- The Fund's policy is to continue to have each Portfolio qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any realized net capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2000, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:



PORTFOLIO             EXPIRING 2006     EXPIRING 2007     EXPIRING 2008
------------------   ---------------   ---------------   --------------
Emerging Markets     $31,081,131       $3,337,906        $       --
Bond                          --        4,509,552         2,509,149
High Yield             1,150,441        6,288,085         9,656,682
International
   Fixed-Income               --          513,432           733,222
Strategic Yield       14,900,897       22,094,886         9,399,400

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2000, the following Portfolios elected to defer net capital and currency losses arising between November 1, 2000 and December 31, 2000, as follows:

================================================================================
THE LAZARD FUNDS, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

PORTFOLIO                          AMOUNT
----------------------------   -------------
Small Cap                      $1,689,180
Global Equity                   1,056,558
International Equity            1,395,138
International Small Cap         8,036,776
Emerging Markets               10,660,849
Bond                              252,138
High Yield                      5,070,450
International Fixed-Income         74,020
Strategic Yield                 7,262,712

(G) DIVIDENDS AND DISTRIBUTIONS--The Fund intends to declare dividends from net investment income daily on shares of Bond Portfolio, High Yield Portfolio, International Fixed-Income Portfolio, Strategic Yield Portfolio and Mortgage Portfolio and to pay such dividends monthly. Dividends from net investment income on shares of Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, Global Equity Portfolio, International Equity Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio and International Equity Select Portfolio will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts annually to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book and tax differences relating to shareholder distributions will result in reclassifications between investment income-net, realized gains-net, and paid in capital.

As a result of these book/tax differences, the Portfolios made the following reclassifications to the capital accounts for the period ended December 31, 2000:



                                                  INCREASE (DECREASE)
                         ---------------------------------------------------------------------
                                                    UNDISTRIBUTED             ACCUMULATED
                                                      INVESTMENT                REALIZED
                                                        INCOME                    GAIN
PORTFOLIO                  PAID IN CAPITAL            (LOSS)-NET               (LOSS)-NET
----------------------   -------------------   -----------------------   ---------------------
Equity                   $3,822,883            $   20,388                $(3,843,271)
Mid Cap                          --                12,522                    (12,522)
Small Cap                   129,738               (38,740)                   (90,998)
Global Equity               (31,048)              (49,900)                    80,948
International Equity     (3,838,230)           36,972,710                (33,134,480)
International
   Small Cap                     --              (770,406)                   770,406
Emerging Markets             (2,775)             (540,812)                   543,587


                                                  INCREASE (DECREASE)
                         ---------------------------------------------------------------------
                                                    UNDISTRIBUTED             ACCUMULATED
                                                      INVESTMENT                REALIZED
                                                        INCOME                    GAIN
PORTFOLIO                  PAID IN CAPITAL            (LOSS)-NET               (LOSS)-NET
----------------------   -------------------   -----------------------   ---------------------
Bond                     $ (471,061)           $  383,409                $    87,652
High Yield                       --                    --                         --
International
   Fixed-Income          (1,162,835)           (3,053,438)                 4,216,273
Strategic Yield                  --             1,251,937                 (1,251,937)
Mortgage                        (11)                   11                         --

(H) ORGANIZATIONAL AND OFFERING EXPENSES--Costs incurred by the Fund in connection with its organization and initial offering have been deferred and are being amortized on a straight line basis over a five-year period from the date of commencement of operations of each Portfolio, except in the case of offering and initial registration expenses incurred by International Equity Select Portfolio and Mortgage Portfolio. Those fees are being amortized over a one-year period starting from the date the Portfolios commenced operations. All organizational costs associated with International Equity Select Portfolio and Mortgage Portfolio have been borne by Lazard Asset Management (the "Investment Manager"). In the event that any of the initial shares of any of the Portfolios are redeemed during such amortization period, the appropriate Portfolio will be reimbursed by the initial shareholder for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

(I) ALLOCATION OF EXPENSES--Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. The Portfolios will accrue distribution fees to its Open Share class. Each Portfolio's income, expenses (other than the fees mentioned above) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(J) EXPENSE REDUCTIONS--Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(K) STRUCTURED INVESTMENTS--Certain Portfolios may invest in structured investments, whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. A Portfolio uses these investments to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured

================================================================================
THE LAZARD FUNDS, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(L) FORWARD COMMITMENTS--Each Portfolio may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price and yield of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of cash or liquid securities is segregated in an amount at least equal to these commitments.

(M) FORWARD ROLL TRANSACTIONS--Mortgage Portfolio may engage in forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Portfolio sells a mortgage-related security to a financial institution and, simultaneously, agrees to purchase a similar security from that institution at a later date and agreed upon price. At all times during the transaction the Portfolio will segregate cash or liquid securities at least equal to the amount of the repurchase price (including accrued interest).

(N) ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT MANAGEMENT, ADMINISTRATIVE
     AND DISTRIBUTION AGREEMENTS

The Fund has entered into investment management agreements (the "Management Agreements") with Lazard Asset Management, a division of Lazard Fr-res & Co. LLC, on behalf of each Portfolio. Pursuant to the Management Agreements, the Investment Manager will regularly provide the Portfolios with investment research, advice and supervision and furnish continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. Each Portfolio pays the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the average daily net assets of the relevant
Portfolio:


PORTFOLIO                        ANNUAL RATE
-----------------------------   ------------
Equity                               0.75%
Mid Cap                              0.75
Small Cap                            0.75
Global Equity                        0.75
International Equity                 0.75
International Small Cap              0.75
Emerging Markets                     1.00
International Equity Select          0.85
Bond                                 0.50
High Yield                           0.75
International Fixed-Income           0.75
Strategic Yield                      0.75
Mortgage                             0.40

The investment management fees are accrued daily and paid monthly.

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following per-centages of average daily net assets for the respective
Shares:



                                 INSTITUTIONAL SHARES         OPEN SHARES
                                        ANNUAL                  ANNUAL
PORTFOLIO                         OPERATING EXPENSES      OPERATING EXPENSES
-----------------------------   ----------------------   --------------------
Mid Cap                                   1.05%                   1.35%
Global Equity                             1.05                    1.35
International Small Cap                    N/A                    1.43
Emerging Markets                           N/A                    1.60
International Equity Select               1.15                    1.45
Bond                                       N/A                    1.10
High Yield                                0.75                    1.05
International Fixed-Income                1.09                    1.35
Mortgage                                  0.65                     N/A

For the period ended June 30, 2001, the Investment Manager waived its management fee/reimbursed the indicated Portfolios for other expenses as follows:

                                 INSTITUTIONAL SHARES        OPEN SHARES
                                    AMOUNT WAIVED/          AMOUNT WAIVED/
PORTFOLIO                             REIMBURSED              REIMBURSED
-----------------------------   ----------------------   -------------------
Mid Cap                                 $50,663                $25,472
Global Equity                                --                 10,160
International Small Cap                      --                 10,078
Emerging Markets                             --                 11,832
International Equity Select              13,341                  1,039
Bond                                         --                 12,718
High Yield                               97,558                 26,366
International Fixed-Income               17,692                 11,833
Mortgage                                 32,602                  N/A

================================================================================
THE LAZARD FUNDS, INC.


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at the annual rate of $37,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion plus 0.01% of average daily net assets over $1 billion. State Street has agreed to waive the $37,500 base fee and the $7,500 additional class fee, if applicable, for the first six months of International Equity Select and Mortgage Portfolios' operations. Thereafter, the monthly base fee and additional class fee, if applicable, will be increased by 1/6 per month through the twelfth month of operations after which the full monthly base fee will be in effect. These waivers will be in effect during the first 12 months of operations or until the respective Portfolio reaches $25 million in net assets, whichever comes first.


The Fund has a distribution agreement with Lazard Fr-res & Co. LLC (the "Distributor"). The Distributor acts as distributor for shares of each of the Portfolios and bears the cost of printing and mailing prospectuses to potential investors and of any advertising expenses incurred in connection with distribution of shares.


The Distributor provides the Open Shares of each Portfolio with distribution services pursuant to a Distribution and Servicing Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, each Portfolio pays a monthly fee to the Distributor at an annual rate of 0.25% of the average daily net assets of the Portfolio's Open Shares for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.


Certain Directors of the Fund are Managing Directors of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $30,000 per year, plus $2,500 per meeting attended for the Fund and Lazard Retirement Series, Inc., another multi-portfolio fund advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committee for the Fund and Lazard Retirement Series, Inc. also receives an annual fee of $5,000.

4. SECURITIES TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales of portfolio securities (excluding short-term securities), for the period ended June 30, 2001 were as follows:


PORTFOLIO                            PURCHASES           SALES
-------------------------------   ---------------   ---------------
Equity                            $111,282,139      $146,896,387
Mid Cap                             17,811,685        17,755,798
Small Cap                          288,321,330       451,299,326
Global Equity                       21,628,649        22,709,096
International Equity               813,088,788       882,911,925
International Small Cap             16,809,249        23,805,238
Emerging Markets                    91,198,650        64,827,532
International Equity Select            311,724                --
Bond(1)                             84,823,042        94,216,738
High Yield                          84,710,676        94,506,501
International Fixed-Income(2)       32,164,139        33,631,991
Strategic Yield(3)                 224,711,710       217,593,520
Mortgage(4)                         10,679,323         8,571,092

(1) INCLUDES PURCHASES AND SALES OF U.S. GOVERNMENT SECURITIES OF $68,411,568 AND $83,640,278 RESPECTIVELY.

(2) INCLUDES PURCHASES AND SALES OF U.S. GOVERNMENT SECURITIES OF $0 AND $3,586,842 RESPECTIVELY.

(3) INCLUDES PURCHASES AND SALES OF U.S. GOVERNMENT SECURITIES OF $69,920,307 AND $60,317,465, RESPECTIVELY.

(4) INCLUDES PURCHASES AND SALES OF U.S. GOVERNMENT SECURITIES OF $8,868,623 AND $7,292,443, RESPECTIVELY.


For the period ended June 30, 2001 brokerage commissions were paid to Lazard Fr-res & Co. LLC for portfolio transactions executed on behalf of certain of the Portfolios as follows:



                   COMMISSIONS
PORTFOLIO             PAID
---------------   ------------
Mid Cap           $1,675
Global Equity        665

5. LINE OF CREDIT

The Fund has entered into a $50 million Line of Credit Agreement (the "Agreement") with State Street effective April 24, 1996, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at State Street's Cost of Funds plus 0.50%, on an annualized basis. Under this Agreement, the Fund has agreed to pay a 0.09% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the period ended June 30, 2001, the Fund had no borrowings under this Agreement.

6. SUBSEQUENT EVENT

Effective July 1, 2001, each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares acquired by purchase or exchange on or after July 1, 2001 and redeemed or exchanged less than 30 days after such shares were acquired. The fees retained by the affected Portfolio will be included as paid in capital on its Statement of Assets and Liabilities.

                      [THIS PAGE LEFT BLANK INTENTIONALLY]

                      [THIS PAGE LEFT BLANK INTENTIONALLY]

                      [THIS PAGE LEFT BLANK INTENTIONALLY]

THE LAZARD FUNDS, INC.
30 Rockefeller Plaza
New York, New York 10112
Telephone: (800) 823-6300
http://www.lazardnet.com


INVESTMENT MANAGER
Lazard Asset Management,
a division of Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112
Telephone: (800) 823-6300


DISTRIBUTOR
Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112


CUSTODIAN
State Street Corporation
225 Franklin Street
Boston, Massachusetts 02110


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
P.O. Box 9363
Boston, Massachusetts 02205-9363
Telephone: (800) 986-3455


INDEPENDENT PUBLIC ACCOUNTANTS
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com


LEGAL COUNSEL
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

LAZARDFunds

      30 Rockefeller Plaza
      New York, New York 10112
      Telephone (800) 823-6300
      http://www.lazardnet.com




    This report is for the information of the shareholders of The Lazard Funds, Inc. Its use in connection with any offering of the Fund's shares is authorized only in the case of a concurrent or prior delivery of the Fund's current prospectus.



                                                                         MF03101

                               LAZARD FUNDS, INC.
                                     PART C
                                OTHER INFORMATION

Item 15        Indemnification

               The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A, filed on February 26, 1999.

Item 16        Exhibits

     (1)(a)    Articles of Incorporation(1)

     (1)(b)    Articles of Amendment(1)

     (1)(c)    Articles Supplementary(11)

     (1)(d)    Articles Supplementary(12)

     (2)       By-Laws(1)

     (3)       Not Applicable

     (4)       Form of Agreement and Plan of Reorganization(13)

     (5)       Not Applicable


     (6)(a) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard International Equity Portfolio(4)

     (6)(b) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard International Fixed-Income Portfolio(4)

     (6)(c) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard Bond Portfolio(4)

     (6)(d) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard Strategic Yield Portfolio(4)

     (6)(e) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard Small Cap Portfolio(4)

     (6)(f) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard Equity Portfolio(4)

     (6)(g) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard Emerging Markets Portfolio(3)

     (6)(h) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard International Small Cap Portfolio(3)

     (6)(i) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard Global Equity Portfolio(5)

     (6)(j) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard Mortgage Portfolio(12)

     (6)(k) Form of Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard International Equity Select Portfolio(12)

     (6)(l) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard Mid Cap Portfolio(8)

     (6)(m) Investment Management Agreement between the Registrant and Lazard Asset Management with respect to the Lazard High Yield Portfolio(8)

     (7)       Distribution Agreement, as revised(7)

     (8)       Not Applicable

     (9)       Custodian Contract(2)

     (10)(a)   Distribution and Servicing Plan, as revised(12)

     (10)(b)   Rule 18f-3 Plan, as revised(12)

     (11)      Opinion and Consent of Counsel(6)

     (12)      Opinion and Consent of Counsel Regarding Tax Matters(14)

     (13)      Not Applicable

     (14)      Consent of Independent Auditors

     (15)      Not Applicable

     (16)      Not Applicable

     (17)(a)   Form of Proxy(15)

     (17)(b)   Registrant's Prospectus dated May 1, 2001(12)

----------

1. Incorporated by reference from the Registrant's Registration Statement on Form N-1A (file Nos. 33-40682 and 811-6312) filed with the Securities and Exchange Commission (the "SEC") on May 20, 1991.

2. Incorporated by reference from the Registrant's Pre-Effective Amendment No. 1 filed with the SEC on July 23, 1991.

3. Incorporated by reference from the Registrant's Post-Effective Amendment No. 5 filed with the SEC on September 1, 1993.

4. Incorporated by reference from the Registrant's Post-Effective Amendment No. 6 filed with the SEC on March 31, 1994.

5. Incorporated by reference from the Registrant's Post-Effective Amendment No. 8 filed with the SEC on October 13, 1995.

6. Incorporated by reference from the Registrant's Post-Effective Amendment No. 9 filed with the SEC on December 27, 1995.

7. Incorporated by reference from the Registrant's Post-Effective Amendment No. 10 filed with the SEC on August 15, 1996.

8. Incorporated by reference from the Registrant's Post-Effective Amendment No. 15 filed with the SEC on October 31, 1997.

9. Incorporated by reference from the Registrant's Post-Effective Amendment No. 19 filed with the SEC on May 1, 2000.

10. Incorporated by reference from the Registrant's Post-Effective Amendment No. 20 filed with the SEC on August 15, 2000.

11. Incorporated by reference from the Registrant's Post-Effective Amendment No. 22 filed with the SEC on December 29, 2000.

12. Incorporated by reference from the Registrant's Post-Effective Amendment No. 25 filed with the SEC on April 30, 2001 (Accession Number: 0000930413-01-500388).

13.  Filed Herewith as Exhibit A to the Prospectus/Proxy Statement

14.  To Be Filed by Amendment

15.  Filed Herewith as Part of the Prospectus/Proxy Statement

Item 17                               Undertakings

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees to file by post-effective amendment to the Registration Statement the final opinion and consent of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES
----------

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 17th day of October, 2001.


                                             THE LAZARD FUNDS, INC.
                                             (Registrant)

                                             By: /s/ Herbert W. Gullquist
                                                 -----------------------
                                                 Herbert W. Gullquist, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Herbert W. Gullquist   President (Principal Executive,      October 17, 2001
------------------------   Financial and Accounting Officer)
Herbert W. Gullquist       and Director

/s/ Norman Eig
------------------------   Director                             October 17, 2001
Norman Eig

/s/John J. Burke           Director                             October 17, 2001
------------------------
John J. Burke

/s/ Kenneth S. Davidson    Director                             October 17, 2001
------------------------
Kenneth S. Davidson

//s/ William Katz          Director                             October 17, 2001
------------------------
William Katz

/s/ Lester Z. Lieberman    Director                             October 17, 2001
------------------------
Lester Z. Lieberman

/s/ Richard Reiss, Jr.     Director                             October 17, 2001
------------------------
Richard Reiss, Jr.

/s/ John Rutledge          Director                             October 17, 2001
------------------------
John Rutledge